UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

March 31, 2017

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2017

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report dated March 31, 2017 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of 40 Funds, 18 of which are included in this report (each individually, a “Fund” and collectively, the “Funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as Adviser to the Funds, manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) and Pacific FundsSM Diversified Alternatives. Each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives is an asset allocation “Fund of Funds” and invests in certain other funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of the PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. The Trust also invests in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income, Pacific FundsSM Floating Rate Income and Pacific FundsSM Small-Cap Growth. PLFA also does business under the name “Pacific Asset Management” and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, and Pacific FundsSM High Income under that name.

The Adviser, Pacific Asset Management and Rothschild Asset Management Inc. (together, the “Managers”) and their Funds as of March 31, 2017 are listed below:

Manager	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific FundsSM Portfolio Optimization Conservative	A-4
	Pacific FundsSM Portfolio Optimization Moderate-Conservative	A-6
	Pacific FundsSM Portfolio Optimization Moderate	A-8
	Pacific FundsSM Portfolio Optimization Growth	A-10
	Pacific FundsSM Portfolio Optimization Aggressive-Growth	A-12
	Pacific FundsSM Diversified Alternatives	A-13
Pacific Asset Management	Pacific FundsSM Short Duration Income	A-14
	Pacific FundsSM Core Income	A-15
	Pacific FundsSM Strategic Income	A-16
	Pacific FundsSM Floating Rate Income	A-17
	Pacific FundsSM Limited Duration High Income	A-18
	Pacific FundsSM High Income	A-19
Rothschild Asset Management Inc. (Rothschild)	Pacific FundsSM Large-Cap	A-20
	Pacific FundsSM Large-Cap Value	A-21
	Pacific FundsSM Small/Mid-Cap	A-22
	Pacific FundsSM Small-Cap	A-23
	Pacific FundsSM Small-Cap Value	A-24
	Pacific FundsSM Small-Cap Growth	A-26

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Funds Series Trust	Pacific Funds Series Trust

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2017. PLFA does business under the name “Pacific Asset Management” and manages the Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income under that name.

All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser, Pacific Asset Management and Rothschild Asset Management Inc. disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Managers. Any sectors referenced are provided by the applicable Manager and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Managers may include statements that constitute “forward-looking statements” under the United States (“U.S.”) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Managers believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the U.S. Securities and Exchange Commission (“SEC”), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2017)

Executive Summary

Global equities endured some swings throughout the reporting period as a wave of political uncertainty spread across the world. All declines throughout the year ended up being temporary, however, as global stocks finished the year with gains—although the magnitude of the recovery varied by region.

The first political shock came from the United Kingdom’s (U.K.) vote to leave the European Union (E.U.). While markets sharply fell immediately after the referendum, they quickly recovered as investors perceived this outcome would keep the Federal Reserve (Fed) from implementing additional rate hikes. This contributed to the U.S. 10-year Treasury yield falling below 1.4% for the first time on record. Additionally, crude oil prices continued to recover over the second quarter of the year, which further assuaged market concerns.

The persistence of easy monetary policy across the globe helped keep market volatility relatively low during the third quarter of 2016. However, volatility returned during the earlier part of the fourth quarter of 2016 as we headed into the U.S. presidential election. The S&P 500 Index posted nine consecutive days of losses for the first time in decades. On the night of election day, stock market futures began to plunge as results indicated Donald Trump would become the 45th president of the U.S. However, the mood of the market quickly reversed sentiment following the election as investors focused on the policies put forth by President Trump. The potential for corporate tax cuts, infrastructure spending and deregulation lifted U.S. equity markets to all-time highs by the end of 2016.

Fixed Income

Although the U.S. 10-year Treasury yield hit an all-time low during the reporting period, it jumped after President Trump won the election. His potential policies increased the likelihood of higher inflation, which sent long-term interest rates higher. The spike in interest rates hurt the broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index). Nonetheless, the Index returned 0.44% for the reporting period.

Although long-term Treasury bonds had a solid run early in 2016 as yields fell, they were a drag when interest rates jumped in the latter half of the reporting period. As a result, long-term Treasury bonds ended the reporting period behind short-term Treasury bills.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed investment-grade bonds. Credit spreads, which move in the opposite direction to prices, contracted significantly

A-2

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodities also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period, with the S&P 500 Index gaining 17.17%. Reversing the trend from the prior reporting period, value stocks finished this reporting period higher than their growth counterparts. Compared to growth, value styles tend to have a sizeable overweight to the financial and energy sectors. The financial sector surged in the latter half of the reporting period as it was one of the largest beneficiaries of the spike in interest rates. The energy sector of the S&P 500 Index was among the top three performing sectors over the reporting period as oil prices recovered.

International Equity

International equities ended the year with solid gains as the MSCI EAFE Index (Net) returned 11.67% over the reporting period. Japanese stocks, which represent nearly 25% of the MSCI EAFE Index (Net), surged in the fourth quarter of 2016 as the yen depreciated over that period. As an export-driven economy, Japanese exporters benefit from a weaker currency.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 17.22% over the reporting period. Improving commodity prices particularly helped oil exporters like Brazil and Russia, which considerably contributed to the performance of the emerging markets index.

Concluding Remarks

The outlook for markets in 2017 will likely hinge on several factors, much of which stems from the follow-through on political promises of fiscal stimulus, corporate tax cuts and deregulation. The pace of interest rate hikes and the Fed’s reaction to volatility should also continue to impact both equity and fixed-income markets. As the economy draws closer to running at full steam, market participants are likely to once again focus on the fundamentals of underlying corporations. Those fundamentals increasingly point to an equity market approaching late cycle with above average valuations and slowing profitability growth.

For equity markets, the rally after the election indicated strong collective belief in the promise of fiscal stimulus, corporate tax breaks and the relaxing of regulatory burdens. At this point, the actual plan for these policies from the new President may lead to lower share prices if they simply fail to meet expectations. Therefore, although policy presents a potential tailwind for U.S. equities, higher valuations and the possibility of missing expectations on these big promises are key risks.

Uncertainty also dominates the conversation over both international developed and emerging market equities. International developed equities are likely to continue the recovery that gained momentum over the reporting period, but face stiff potential headwinds as Britain begins to formally negotiate its exit from the E.U. and European nations hold elections amidst rising populist movements. Emerging market equities could continue to benefit from stabilizing commodity prices and strengthening manufacturing momentum, but they also face potential trade headwinds if protectionist governments turn to tariffs. The strengthening dollar may also pose a hurdle for emerging market equities if it creates strong capital outflows that destabilize emerging market currencies, particularly for China.

With the economy continuing to improve, the normalization of interest rates by the Fed poses challenges for fixed income positions with higher duration. Credit is less likely to be impacted from rising interest rates and may provide higher returns so long as defaults do not rise above expectations. Floating rate notes may also benefit both from credit exposure and a potentially rising rate environment. Lastly, global correlations have been falling and may present more opportunities for alternative managers that take long and short positions among different equity, fixed-income, and currency markets around the world.

Performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

The performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are composites of the performance of each of the PF Underlying Funds in which each invests (which may include bonds, domestic and/or international equities). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. Pacific Funds Diversified Alternatives does not have a composite benchmark. The one-year performance for these broad- based indices is shown in the following table.

Broad Based Indices	One Year Performance (as of 3-31-17)
S&P 500 Index (U.S. Stocks)	17.17%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	11.67%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	0.44%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.36%

See benchmark definitions on A-27 and A-28

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned 6.59%, compared to a 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 17.17% return for the S&P 500 Index and a 3.72% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	6.59%	3.34%	4.25%
Fund’s Class A with maximum sales charge	0.72%	2.18%	3.67%
Fund’s Class B without sales charge	5.89%	2.62%	3.68%
Fund’s Class B with maximum sales charge	0.89%	2.26%	3.68%
Fund’s Class C without sales charge	5.79%	2.60%	3.52%
Fund’s Class C with maximum sales charge	4.79%	2.60%	3.52%
Fund’s Class R without sales charge	6.36%	3.09%	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
S&P 500 Index	17.17%	13.30%	7.51%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	3.72%	4.27%	4.64%

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	6.89%	3.09%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.84%
S&P 500 Index	17.17%	15.03%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	3.72%	4.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity and alternative strategies, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-protected bond, high yield bond, emerging markets bond, and floating rate loan strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies. The Fund’s alternatives allocation consisted of investments in two absolute return strategies and an equity long/short strategy.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to high yield bonds also boosted performance as credit spreads tightened over the reporting period. However, the high yield manager moderately lagged its benchmark, which offset some of the contribution from the exposure to the asset class. PF Managed Bond, which represented the largest weight in the fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and largely contributed to performance over the reporting period.

As for domestic equities, exposure to value stocks was a tailwind over the reporting period. Financials, which represented the largest sector in Russell’s value indices, was the top performing sector over the reporting period. Although exposure to value stocks helped performance, PF Large-Cap Value lagged its benchmark as stock selection in consumer staples and information technology sectors detracted from performance. PF Real Estate gave up some of the gains from prior periods and was the only underlying fund within domestic equities to have negative returns over the reporting period.

International equities also added to performance over the reporting period. PF International Value outperformed the MSCI EAFE Index (Net) with solid stock selection in financials, consumer discretionary and materials sectors. While exposure to emerging markets had a positive impact on performance, PF Emerging Markets lagged the MSCI Emerging Markets Index (Net), which offset the contribution from the asset class.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to contribute positively to performance and was the top performer within the group. PF Currency Strategies and PF Global Absolute Return also had positive gains over the reporting period.

See benchmark definitions on A-27 and A-28

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned 8.49%, compared to a 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 17.17% return for the S&P 500 Index and a 6.41% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	8.49%	4.66%	4.46%
Fund’s Class A with maximum sales charge	2.55%	3.49%	3.87%
Fund’s Class B without sales charge	7.75%	3.93%	3.86%
Fund’s Class B with maximum sales charge	2.75%	3.59%	3.86%
Fund’s Class C without sales charge	7.74%	3.91%	3.71%
Fund’s Class C with maximum sales charge	6.74%	3.91%	3.71%
Fund’s Class R without sales charge	8.26%	4.41%	4.20%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
S&P 500 Index	17.17%	13.30%	7.51%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.41%	5.93%	5.00%

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	8.78%	4.89%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.84%
S&P 500 Index	17.17%	15.03%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	6.41%	6.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included allocations to intermediate-term bond strategies as well as short duration bond, inflation-protected bond, high yield bond, emerging markets bond, and floating rate loan strategies. The Fund’s equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). The Fund’s alternatives allocation consisted of investments in two absolute return strategies and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to high yield bonds also boosted performance as credit spreads tightened over the reporting period. However, the high yield manager moderately lagged its benchmark, which offset some of the contribution from the exposure to the asset class. PF Managed Bond, which represented the largest weight in the fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and largely contributed to performance over the reporting period.

As for domestic equities, exposure to value stocks, particularly small-cap value, was a tailwind over the reporting period. Financials, which represented the largest sector in Russell’s value indices, was the top performing sector over the reporting period. Although exposure to value stocks helped performance, PF Large-Cap Value lagged its benchmark as stock selection in consumer staples and information technology sectors detracted from performance. PF Real Estate gave up some of the gains from prior periods and was the only underlying fund within domestic equities to have negative returns over the reporting period.

International equities also added to performance over the reporting period. PF International Value outperformed the MSCI EAFE Index (Net) with solid stock selection in financials, consumer discretionary and materials sectors. While exposure to emerging markets had a positive impact on performance, PF Emerging Markets lagged the MSCI Emerging Markets Index (Net), which offset much of the contribution from the asset class.

Alternatives as a group also contributed positively to performance over the reporting period. The PF Equity Long/Short Fund continued to contribute positively to performance and was the top performer within the group. PF Currency Strategies and PF Global Absolute Return also had positive gains over the reporting period.

See benchmark definitions on A-27 and A-28

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 10.94%, compared to a 17.17% return for the S&P 500 Index, a 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 9.50% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	10.94%	6.02%	4.77%
Fund’s Class A with maximum sales charge	4.81%	4.83%	4.19%
Fund’s Class B without sales charge	10.18%	5.26%	4.17%
Fund’s Class B with maximum sales charge	5.18%	4.93%	4.17%
Fund’s Class C without sales charge	10.19%	5.27%	4.04%
Fund’s Class C with maximum sales charge	9.19%	5.27%	4.04%
Fund’s Class R without sales charge	10.66%	5.75%	4.53%
S&P 500 Index	17.17%	13.30%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	9.50%	7.81%	5.46%

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	11.30%	6.64%
S&P 500 Index	17.17%	15.03%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.84%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	9.50%	8.30%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Fund allocated to a mix of equity and fixed income strategies over the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-protected bond, emerging markets bond, high yield bond and floating rate loan strategies. The Fund’s alternatives allocation consisted of investments in two absolute return strategies and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities, exposure to value stocks, particularly small-cap value, was a tailwind over the reporting period. Financials, which represented the largest sector in Russell’s value indices, was the top performing sector over the reporting period. Although exposure to value stocks helped performance, PF Large-Cap Value lagged its benchmark as stock selection in consumer staples and information technology sectors detracted from performance. While the exposure to small-cap value helped performance, PF Small-Cap Value underperformed its benchmark, which offset some of the positive effects. PF Real Estate gave up some of the gains from prior periods and was the only underlying fund within domestic equities to have negative returns over the reporting period. With respect to manager selection, PF Mid-Cap Equity was a solid contributor with its strong stock selection.

International equities also added to performance over the reporting period. PF International Value outperformed the MSCI EAFE Index (Net) with solid stock selection in financials, consumer discretionary and materials sectors. While exposure to emerging markets had a positive impact on performance, PF Emerging Markets lagged the MSCI Emerging Markets Index (Net), which offset much of the contribution from the asset class.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to high yield bonds also boosted performance as credit spreads tightened over the reporting period. However, the high yield manager moderately lagged its benchmark, which offset some of the contribution from the exposure to the asset class. PF Managed Bond, which represented the largest weight in the fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and largely contributed to performance over the reporting period.

Alternatives as a group also contributed positively to performance over the reporting period. PF Equity Long/Short continued to contribute positively to performance and was the top performer within the group. PF Currency Strategies and PF Global Absolute Return also had positive gains over the reporting period.

See benchmark definitions on A-27 and A-28

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 13.08%, compared to a 17.17% return for the S&P 500 Index, a 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 12.18% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	13.08%	7.18%	4.70%
Fund’s Class A with maximum sales charge	6.86%	5.98%	4.11%
Fund’s Class B without sales charge	12.30%	6.42%	4.10%
Fund’s Class B with maximum sales charge	7.30%	6.11%	4.10%
Fund’s Class C without sales charge	12.33%	6.45%	3.95%
Fund’s Class C with maximum sales charge	11.33%	6.45%	3.95%
Fund’s Class R without sales charge	12.86%	6.92%	4.46%
S&P 500 Index	17.17%	13.30%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	12.18%	9.43%	5.81%

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	13.34%	8.28%
S&P 500 Index	17.17%	15.03%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.84%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	12.18%	10.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Fund allocated to a mix of equity and fixed income strategies over the reporting period, with a larger allocation toward equity investments The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, high yield bond, inflation-protected bond and emerging markets bond strategies. The Fund’s alternatives allocation consisted of investments in two absolute return strategies and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities, exposure to value stocks, particularly small-cap value, was a tailwind over the reporting period. Financials, which represented the largest sector in Russell’s value indices, was the top performing sector over the reporting period. Although exposure to value stocks helped performance, PF Large-Cap Value lagged its benchmark as stock selection in consumer staples and information technology sectors detracted from performance. While the exposure to small-cap value helped performance, PF Small-Cap Value underperformed its benchmark, which offset some of the positive effects. PF Real Estate gave up some of the gains from prior periods and was the only underlying fund within domestic equities to have negative returns over the reporting period. With respect to manager selection, PF Mid-Cap Equity was a solid contributor with its strong stock selection.

International equities also added to performance over the reporting period. PF International Value outperformed the MSCI EAFE Index (Net) with solid stock selection in financials, consumer discretionary and materials sectors. While exposure to emerging markets had a positive impact on performance, PF Emerging Markets lagged the MSCI Emerging Markets Index (Net), which offset much of the contribution from the asset class.

Among the fixed income lineup, emerging market bonds were solid contributors to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. Allocation to high yield bonds also boosted performance as credit spreads tightened over the reporting period. However, the high yield manager moderately lagged its benchmark, which offset some of the contribution from the exposure to the asset class. PF Managed Bond outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and contributed to performance over the reporting period.

Alternatives as a group also contributed positively to performance over the reporting period. PF Equity Long/Short continued to contribute positively to performance and was the top performer within the group. PF Currency Strategies and PF Global Absolute Return also had positive gains over the reporting period.

See benchmark definitions on A-27 and A-28

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 15.06%, compared to a 17.17% return for the S&P 500 Index, a 0.44% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a 14.42% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	15.06%	7.54%	4.07%
Fund’s Class A with maximum sales charge	8.70%	6.33%	3.48%
Fund’s Class B without sales charge	14.22%	6.86%	3.52%
Fund’s Class B with maximum sales charge	9.22%	6.55%	3.52%
Fund’s Class C without sales charge	14.18%	6.85%	3.37%
Fund’s Class C with maximum sales charge	13.18%	6.85%	3.37%
Fund’s Class R without sales charge	14.71%	7.31%	3.84%
S&P 500 Index	17.17%	13.30%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	14.42%	10.35%	5.30%

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	15.32%	8.99%
S&P 500 Index	17.17%	15.03%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.84%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	14.42%	11.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select sectors, such as publicly traded REITs, as well as a small allocation to intermediate-term fixed income securities. The Fund’s alternatives allocation consisted of investments in two absolute return strategies and an equity long/short strategy.

Within domestic equities, exposure to value stocks, particularly small-cap value, was a tailwind over the reporting period. Financials, which represented the largest sector in Russell’s value indices, was the top performing sector over the reporting period. Although exposure to value stocks helped performance, PF Large-Cap Value lagged its benchmark as stock selection in consumer staples and information technology sectors detracted from performance. While the exposure to small-cap value helped performance, PF Small-Cap Value underperformed its benchmark, which offset some of the positive effects. PF Real Estate gave up some of the gains from prior periods and was the only underlying fund within domestic equities to have negative returns over the reporting period. With respect to manager selection, PF Mid-Cap Equity was a solid contributor with its strong stock selection.

International equities also added to performance over the reporting period. PF International Value outperformed the MSCI EAFE Index (Net) with solid stock selection in financials, consumer discretionary and materials sectors. While exposure to emerging markets had a positive impact on performance, PF Emerging Markets lagged the MSCI Emerging Markets Index (Net), which offset much of the contribution from the asset class.

Alternatives as a group also contributed positively to performance over the reporting period. PF Equity Long/Short continued to contribute positively to performance and was the top performer within the group. PF Currency Strategies and PF Global Absolute Return also had positive gains over the reporting period.

Pacific Funds Diversified Alternatives (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Diversified Alternatives’ Class A (without sales charge) returned 7.28%, compared to a 0.27% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/13)
Fund’s Class A without sales charge	7.28%	3.32%
Fund’s Class A with maximum sales charge	1.39%	1.54%
Fund’s Class C without sales charge	6.48%	2.54%
Fund’s Class C with maximum sales charge	5.48%	2.54%
Fund’s Advisor Class without sales charge	7.49%	3.54%
Citigroup 1-Month U.S. T-Bill Index	0.27%	0.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the benchmark. The Fund primarily invests in various non-traditional asset classes and investment strategies. The Fund’s investments include positions in global absolute return, currency and long-short equity strategies. The Fund also invests in inflation-protected bonds, floating rate loan, real estate, international small-cap, emerging markets equity and emerging markets debt strategies.

The Fund’s allocation to PF Currency Strategies and PF Emerging Markets Debt were the top contributors to performance. Both funds gained from improving conditions in emerging markets. PF Emerging Markets Debt benefited from long positions in Venezuelan and Brazilian bonds. PF Currency Strategies’ long positions in emerging market currencies versus the Canadian dollar contributed to performance.

PF Real Estate and PF Inflation Managed were the weakest underlying funds over the reporting period. Both PF Inflation Managed and PF Real Estate faced headwinds when interest rates spiked late in the fourth quarter of 2016. The longer duration of PF Inflation Managed leaves it vulnerable to rising interest rates. REITs had previously benefited from falling interest rates as investors looked for other sources of yield, however, rising rates unwound some of the prior gains.

Pacific Funds Short Duration Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 2.56%, compared to a 0.71% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years		Since Inception (12/19/11)
Fund’s Class I without sales charge	2.56%	2.60%		2.87%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.71%	0.93%		0.96%

		1 Year		Since Inception (06/29/12)
Fund’s Class A without sales charge		2.36%		2.26%
Fund’s Class A with maximum sales charge		(0.74%	)	1.60%
Fund’s Class C without sales charge		1.60%		1.51%
Fund’s Class C with maximum sales charge		0.60%		1.51%
Fund’s Advisor Class without sales charge		2.62%		2.49%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index		0.71%		0.93%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a short duration strategy focused on corporate bonds. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit related fixed income. The primary driver of the Fund’s return was the emphasis on BBB rated corporate bonds. The reporting period saw a strong risk-on market environment, which drove excess returns for corporate debt versus government bonds. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from the improvement in risk appetite. The Fund benefited from an overweight to banking while underweight to commodity related issuers detracted. Duration was a positive to performance given the Fund’s underweight relative to the benchmark. During the reporting period, security selection was additive to relative performance.

As we enter the second quarter of 2017, we have several themes within our strategy. We believe domestically focused U.S. companies provide attractive relative value over more European or Asia-centric businesses. We emphasize BBB rated corporate bonds as the investment team believes they offer long term one of the best risk/reward opportunities within investment grade fixed income in the long term. Within non-investment grade fixed income sectors, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are underweight duration relative to the benchmark.

See benchmark definitions on A-27 and A-28

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Core Income’s Class I (without sales charge) returned 3.54%, compared to a 0.44% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year		5 Years	Since Inception (12/31/10)
Fund’s Class I without sales charge	3.54%		3.75%	4.67%
Fund’s Class A without sales charge	3.23%		3.47%	4.41%
Fund’s Class A with maximum sales charge	(1.12%	)	2.58%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%		2.34%	3.15%

	1 Year		5 Years	Since Inception (06/30/11)
Fund’s Class C without sales charge	2.46%		2.69%	3.18%
Fund’s Class C with maximum sales charge	1.46%		2.69%	3.18%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%		2.34%	2.95%

			1 Year	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge			3.50%	3.43%
Bloomberg Barclays U.S. Aggregate Bond Index			0.44%	2.02%

			1 Year	Since Inception (04/27/15)
Fund’s Class P without sales charge			3.46%	1.38%
Bloomberg Barclays U.S. Aggregate Bond Index			0.44%	1.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is an intermediate term strategy fund focused on corporate debt. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit related fixed income. The primary driver of the Fund’s return was the emphasis on BBB rated corporate bonds. The reporting period saw a strong risk-on market environment, which drove excess returns for corporate debt versus government bonds. The Fund also benefited from overweights to bank loans and high yield investments, which benefited from the improvement in risk appetite. The Fund benefited from an overweight to banking while underweights to commodity related issuers detracted from performance. Duration was a positive to performance given the Fund’s underweight relative to the benchmark. During the reporting period, security selection was additive to relative performance.

As we enter the second quarter of 2017, we have several themes within our strategy. We believe domestically focused U.S. companies provide attractive relative value over more European or Asian-centric businesses. We emphasize BBB rated corporate bonds as the investment team believes they offer one of the best risk/reward opportunities within investment grade fixed income in the long term. Within non-investment grade fixed income sectors, we favor bank loans given their lower volatility and lower interest rate sensitivity relative to high yield bonds. We are underweight duration relative to the benchmark.

See benchmark definitions on A-27 and A-28

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Strategic Income’s Class I (without sales charge) returned 10.20%, compared to a 0.44% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	10.20%	6.37%	7.05%
Bloomberg Barclays U.S Aggregate Bond Index	0.44%	2.34%	2.27%

		1 Year	Since Inception (06/29/12)
Fund’s Class A without sales charge		9.82%	5.92%
Fund’s Class A with maximum sales charge		5.13%	4.95%
Fund’s Class C without sales charge		9.03%	5.14%
Fund’s Class C with maximum sales charge		8.03%	5.14%
Fund’s Advisor Class without sales charge		10.09%	6.16%
Bloomberg Barclays U.S Aggregate Bond Index		0.44%	2.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a multi-sector credit focused strategy that emphasizes non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts in the process of individual investment selection.

The Fund outperformed the benchmark for the reporting period due primarily to asset allocation and the focus on credit related fixed income. The primary driver of the Fund’s outperformance was the focus on non-investment grade credit, including high yield bonds and bank loans. Given the meaningful improvement in risk appetite and market sentiment, high yield bonds saw significant total returns. During the reporting period, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index returned 16.39%. The Fund also benefited from credit quality allocations and overweights to U.S. BBB rated corporate bonds which saw excess returns versus government related fixed income. Duration was a benefit to performance given the Fund’s underweight during the reporting period.

As we enter the second quarter of 2017, we have several themes within our strategy. First, we have reduced our exposure to high yield bonds given the meaningful outperformance during the reporting period. We have increased our exposure to bank loans and U.S. corporate bonds as we believe a more neutral risk positioning is warranted in the short term despite a favorable fundamental outlook for corporate debt. We are focused on U.S. domestic companies and revenues given a favorable U.S. economic outlook versus Asia or European focused companies. We are meaningfully underweight duration relative to our benchmark with a duration of 3.37 versus 5.93 for the Bloomberg Barclays U.S. Aggregate Bond Index.

See benchmark definitions on A-27 and A-28

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 8.63%, compared to a 9.74% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	Since Inception (06/30/11)
Fund’s Class I without sales charge	8.63%	4.81%	4.90%
Credit Suisse Leveraged Loan Index	9.74%	4.88%	4.64%

	1 Year	5 Years	Since Inception (12/30/11)
Fund’s Class A without sales charge	8.32%	4.55%	5.06%
Fund’s Class A with maximum sales charge	5.09%	3.91%	4.46%
Fund’s Class C without sales charge	7.54%	3.77%	4.29%
Fund’s Class C with maximum sales charge	6.54%	3.77%	4.29%
Credit Suisse Leveraged Loan Index	9.74%	4.88%	5.43%

		1 Year	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge		8.56%	4.75%
Credit Suisse Leveraged Loan Index		9.74%	5.08%

		1 Year	Since Inception (12/31/12)
Fund’s Class P without sales charge		8.56%	4.07%
Credit Suisse Leveraged Loan Index		9.74%	4.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

The Fund underperformed the benchmark for the reporting period due primarily to underweights in commodity related and distressed issuers. The significant outperformance of the energy and metals/mining sectors were the primary drivers of underperformance, as the Fund had limited to no exposure to these sectors during the first half of the reporting period. Additionally, the Fund focused on the performing part of the bank loan market versus distressed issuers (those defined as trading below a $90 dollar price). Given the improvement in macro and fundamental data during the reporting period, distressed issuers saw significant outperformance. The Fund benefited from an overweight to B vs BB rated bank loans given the improvement in risk appetite during the reporting period. The Fund’s overweight to housing and food/drug benefited performance while underweights to information technology, commodity sectors, and media/cable detracted.

Entering the second quarter of 2017, we are positioned with several themes. We are focused on U.S. companies given an outlook of better U.S. economic growth relative to Europe and Asia. We remain underweight risk relative to our benchmark as measured by effective yield. However, our underweight in yield is primarily due to our limited exposure to distressed issuers (those trading below $90). We continue to focus on the performing part of the loan market. We are overweight housing, retail, food and drug and underweight health care, information technology, and transportation. We are modestly overweight the energy sector.

See benchmark definitions on A-27 and A-28

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Limited Duration High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Limited Duration High Income’s Class I (without sales charge) returned 7.32%, compared to a 16.42% return for its benchmark, the Bloomberg Barclays U.S. 1-5 Year High-Yield Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (07/31/13)
Fund’s Class I without sales charge	7.32%	2.12%
Fund’s Class A without sales charge	7.01%	1.84%
Fund’s Class A with maximum sales charge	3.84%	1.00%
Fund’s Class C without sales charge	6.12%	1.08%
Fund’s Class C with maximum sales charge	5.12%	1.08%
Fund’s Advisor Class without sales charge	7.17%	2.06%
Bloomberg Barclays U.S. 1-5 Year High-Yield Index	16.42%	4.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses a multi-sector credit strategy that focuses on high yield and bank loan instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts in the process of individual investment selection.

The Fund underperformed the benchmark for the reporting period due primarily to asset allocation and overweights to bank loan instruments. The Fund is focused on a balanced approach to high yield bonds and bank loans. Given the meaningful improvement in risk appetite and market sentiment, high yield bonds saw significant total returns. During the reporting period, the Bloomberg Barclays U.S. 1-5 Year High Yield Index returned 16.42% and the Credit Suisse Leveraged Loan Index returned 9.74%. The Fund benefited from security selection in energy and metals/mining sectors as the rally in commodity prices benefited many issuers. The Fund’s duration was below the benchmark, benefiting returns.

As we enter the second quarter of 2017, we have several themes within our strategy. First, we have reduced our exposure to high yield bonds given the meaningful outperformance during the reporting period. We have increased our exposure to bank loans given relative value and lower interest rate sensitivity. We are focused on U.S. companies and revenues given a favorable U.S. economic outlook versus Asia or European focused companies.

See benchmark definitions on A-27 and A-28

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds High Income’s Class I (without sales charge) returned 15.52%, compared to a 16.39% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	15.52%	5.99%	7.12%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	16.39%	6.82%	7.71%

		1 Year	Since Inception (06/29/12)
Fund’s Class A without sales charge		15.16%	5.79%
Fund’s Class A with maximum sales charge		10.25%	4.82%
Fund’s Class C without sales charge		14.36%	5.02%
Fund’s Class C with maximum sales charge		13.36%	5.02%
Fund’s Advisor Class without sales charge		15.58%	6.04%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index		16.39%	6.79%

		1 Year	Since Inception (01/14/15)
Fund’s Class P without sales charge		15.47%	5.35%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index		16.39%	6.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for risks and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to underweights to commodity related sectors. Additionally, the Fund underperformed the benchmark given its relative underweight to distressed and defaults issuers. Energy and metals/mining saw the strongest total returns in recent history given the improvement in risk appetite and stabilization in oil and base metal prices. The high yield energy and metals/mining sectors returned 36.62% and 33.00%, respectively, for the reporting period. The Fund benefited from an overweight to B rated bonds versus BB rated given the improvement in risk appetite. Duration positioning was neutral during the reporting period as duration was in line with the benchmark. Regarding derivatives, the Fund held small positions in iBoxx Total Return Swaps to gain market exposure to the high yield universe.

We enter the second quarter of 2017 focused on U.S. companies given an outlook of better U.S. economic growth relative to Europe and Asia. In general, we are risk neutral as compared to our benchmark, though we have been active sellers of many issuers we believe have diminished relative value. We believe credit selection (alpha) not asset allocation (beta) will be the primary driver of returns in 2017.

See benchmark definitions on A-27 and A-28

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Large-Cap’s Investor Class (without sales charge) returned 15.66%, compared to a 17.17% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, S (1) and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	15.66%	5.74%
S&P 500 Index	17.17%	8.60%

	1 Year	Since Inception (03/20/15)
Fund’s Class S (1) without sales charge	16.08%	5.39%
S&P 500 Index	17.17%	8.06%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	15.69%	18.22%
Fund’s Class A with maximum sales charge	10.76%	14.15%
Fund’s Class C without sales charge	14.74%	17.33%
Fund’s Class C with maximum sales charge	13.74%	17.33%
Fund’s Advisor Class without sales charge	15.89%	18.49%
S&P 500 Index	17.17%	20.96%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period varied dramatically across sectors. Financials, materials, and information technology were the leading sectors in the Fund, while laggards included real estate (the only sector with negative performance), telecommunication services, and utilities. A good portion of positive performance came during the second half of the reporting period, specifically after the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending.

Overall, sector allocation was negative, largely the result of a frictional cash position (averaging less than 2%), which provided a headwind in a period where the benchmark rallied over 17%. A modest overweight in telecommunication services, along with underweights in financials and information technology, detracted from performance. Conversely, mild underweights in real estate, utilities, and consumer staples added to relative Fund performance. Stock selection was basically neutral for the period, with detractors in the information technology, energy and consumer discretionary sectors largely offset by contributors in financials, health care, and materials.

The Fund’s detractors included biopharmaceutical company Gilead Sciences (down 24.2%). Shares responded negatively to the second quarter of 2016 Hepatitis C drug sales that came up shy of expectations, though we have since seen signs of stabilization. The strong performance of the HIV business has been largely overlooked by investors. Cash flow generation continues to be quite strong and we continue to find valuation attractive coupled with capital deployment optionality. Turnaround efforts by retailer Michael Kors Holdings Ltd. (down 19.8%) have not yielded the desired results. The company reported a one-cent Earnings Per Share (EPS) beat on in-line revenues; however, management reduced guidance for revenues and EPS for the year, as the company continues to reduce exposure to U.S. wholesale channels. Telecommunications company Verizon Communications (down 5.9%) was negatively impacted by ongoing pricing and competition in the latter part of 2016. This impact was more than expected, causing Verizon to lower earnings guidance for 2017. Turning to individual stocks, the

See benchmark definitions on A-27 and A-28

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fund’s top contributors included financial institutions Bank of America (up 77.0%) and SunTrust Banks (up 56.5%). Bank stocks rallied sharply on the anticipation of (1) stronger economic growth (which could lead to stronger loan growth); (2) a steepening yield curve (which could improve net interest margins); and (3) the potential for reduced corporate tax and regulatory burdens under the Trump administration. Banks currently pay relatively high effective tax rates, and some consider the financial services sector to be overburdened with regulation. In other words, the banks could benefit disproportionately from deregulation and tax reform. Engineering and construction firm Quanta Services (up 46.2%) was strong, as it stands to be a direct beneficiary of the $1 trillion in infrastructure spending President Trump has proposed.

Pacific Funds Large-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Large-Cap Value’s Investor Class (without sales charge) returned 14.84%, compared to a 19.22% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, S (1) and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	14.84%	5.09%
Russell 1000 Value Index	19.22%	7.04%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	14.92%	16.96%
Fund’s Class A with maximum sales charge	10.04%	12.88%
Fund’s Class C without sales charge	14.03%	16.12%
Fund’s Class C with maximum sales charge	13.03%	16.12%
Fund’s Advisor Class without sales charge	15.10%	17.21%
Fund’s Class S (1) without sales charge	15.35%	17.42%
Russell 1000 Value Index	19.22%	23.17%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period varied dramatically across sectors. Financials, materials, and health care were the leading sectors in the Fund, while laggards included real estate (the only sector with negative performance), telecommunication services, and consumer staples. A good portion of positive performance came during the second half of the reporting period, specifically after the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending.

Overall, sector allocation was negative, due to an overweight in the consumer discretionary sector, along with underweights in the financials and information technology sectors. A frictional cash position (averaging approximately 2%) provided the largest headwind in a period where the benchmark rallied over 19%. Underweights in real estate, consumer staples, and utilities added to relative Fund performance. Stock selection was negative, with detractors in the information technology, industrials, and real estate sectors only partially offset by contributors in health care and financials.

Turning to individual stocks, the Fund’s detractors included biopharmaceutical company Gilead Sciences (down 24.2%). Shares responded negatively to the second quarter of 2016 Hepatitis C drug sales that came up shy of expectations, though we have since seen signs of stabilization. The strong performance of the HIV business has been largely overlooked by investors. Cash flow generation continues to be quite strong and we continue to find attractive valuation coupled with capital deployment optionality. Supermarket chain Kroger (down 21.8%) suffered from same-store sales trends which continued to deteriorate. Human resources consulting firm ManpowerGroup (down 15.8%) sold off due to

See benchmark definitions on A-27 and A-28

A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

uncertainty created by the Brexit vote. Together, the U.K. and Europe comprise a significant percentage of the firm’s revenues. We sold the stock. Oil and natural gas company Antero Resources (down 14.1%) suffered as natural gas prices plummeted by over 30%.

The Fund’s top contributors included Bank of America (up 77.0%) and SunTrust Banks (up 56.5%). Bank stocks rallied sharply on the anticipation of (1) stronger economic growth (which could lead to stronger loan growth); (2) a steepening yield curve (which could improve net interest margins); and (3) the potential for reduced corporate tax and regulatory burdens under the Trump administration. Banks currently pay relatively high effective tax rates, and some consider the financial services sector to be overburdened with regulation. In other words, the banks could benefit disproportionately from deregulation and tax reform. VCA Inc. (up 43.9%), an operator of veterinary hospitals, received an acquisition offer from Mars, Inc. As the stock price quickly converged to the deal price, we decided to exit the position as the risk/reward tradeoff became unfavorable.

Pacific Funds Small/Mid-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Small/Mid-Cap’s Class S (without sales charge) returned 20.78%, compared to a 21.53% return for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S (1) shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Class S (1) without sales charge	20.78%	8.78%
Russell 2500 Index	21.53%	7.82%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	20.44%	22.42%
Fund’s Class A with maximum sales charge	15.33%	18.21%
Fund’s Class C without sales charge	19.47%	21.42%
Fund’s Class C with maximum sales charge	18.47%	21.42%
Fund’s Advisor Class without sales charge	20.73%	22.56%
Fund’s Investor Class without sales charge	20.38%	22.17%
Russell 2500 Index	21.53%	25.52%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and seeks to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive across all sectors in the Fund, but varied dramatically. Energy, materials, and financials were the leading sectors in the Fund, while laggards included the consumer discretionary, utilities, and real estate sectors. A good portion of positive performance for the reporting period came during the latter five months of the reporting period, following the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending.

Overall, sector allocation was negative, largely the result of a frictional cash position (averaging less than 2%), which provided a headwind in a period where the benchmark rallied over 21%. Modest underweights in financials and materials, along with a slight overweight in the consumer discretionary sector, detracted from performance. Conversely, mild underweights in consumer staples and telecommunication services, along with a minor overweight in the information technology sector, added to relative performance. Stock selection was positive for the reporting period, with contributors in the health care, energy and materials sectors, only partially offset by detractors in information technology, consumer discretionary, and utilities.

See benchmark definitions on A-27 and A-28

A-22

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Turning to individual stocks, the Fund’s detractors included AmTrust Financial Services Inc. (down 33.2%), a property and casualty insurance provider. AmTrust declined following a negative earnings announcement in which the company reported a higher expense run rate, a moderate reserve charge, and delayed the filing of its 10-K (annual summary report of company performance) due to a change in accounting for fee revenue. Given the loss of confidence in the earnings multiple and lack of near term catalysts, we sold our position. Stamps.com (down 31.6%), an online postage provider, was pressured on concerns over the company’s relationship with resellers and the risk of potential changes emanating from the U.S. Postal Services. We no longer hold the stock. Restaurant chain Sonic (down 26.5%) reiterated its full year same-store sales guidance of 4-6%, but noted that its third quarter 2016 figures would disappoint.

The Fund’s top contributors included Chemours Co. (up 155.0%), a specialty chemicals company. Chemours rose sharply in response to the company’s global settlement with DuPont, its former parent, and approximately 3,500 plaintiffs, establishing a reasonable estimate of its ultimate liability under the Perfluorooctanoic Acid litigation. Additionally, the company reported a substantially better than expected fourth quarter due to strength in its Titanium Technologies and Fluoroproducts segments; these results were further bolstered after a competitor preannounced positive quarterly results due to success in the most recent titanium dioxide price increases. Supernus Pharmaceuticals (up 105.3%), a specialty pharmaceuticals company, rallied on growth in prescriptions for its epilepsy drugs. In addition, the company is in late Phase-III trials for two drugs targeting the multi-billion dollar market for Attention Deficit Hyperactivity Disorder (ADHD) medications. Insperity (up 73.7%), a provider of HR outsourcing services, reported better than expected 1Q results and raised full year guidance. The company’s success was fueled by a combination of better than expected worksite employees (driven by new signings and client retention) coupled with lower share count.

Pacific Funds Small-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Small-Cap’s Class S (without sales charge) returned 23.03%, compared to a 26.22% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S (1) shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Class S (1) without sales charge	23.03%	8.31%
Russell 2000 Index	26.22%	7.96%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	22.70%	24.24%
Fund’s Class A with maximum sales charge	17.48%	19.96%
Fund’s Class C without sales charge	21.74%	23.23%
Fund’s Class C with maximum sales charge	20.74%	23.23%
Fund’s Advisor Class without sales charge	23.03%	24.51%
Fund’s Investor Class without sales charge	22.65%	24.09%
Russell 2000 Index	26.22%	28.32%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive across all sectors in the Fund, but varied dramatically. Materials, financials, and industrials were the leading sectors for the Fund, while laggards included the consumer discretionary, utilities, and real estate sectors. A good portion of positive performance came during the second half of the reporting period, specifically after the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending.

See benchmark definitions on A-27 and A-28

A-23

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Overall, sector allocation was negative, largely the result of a frictional cash position (averaging less than 2%), which provided a headwind in a period where the benchmark rallied over 26%. Modest underweights in financials and energy, along with a slight overweight in the consumer discretionary sector, detracted from performance. Conversely, mild underweights in telecommunication services and consumer staples, along with a minor overweight in the information technology sector, added to relative Fund performance. Stock selection was neutral for the reporting period, with contributors in the industrials, health care, and materials sectors offset by detractors in consumer discretionary, financials, and utilities.

Turning to individual stocks, our top contributors included Masimo Corporation (up 122.9%), a manufacturer of noninvasive patient monitoring technologies. The company reported better than expected fourth quarter 2016 earnings and issued 2017 guidance above street expectations. Supernus Pharmaceuticals (up 105.3%), a specialty pharmaceuticals company, has seen prescriptions of its epilepsy drugs grow by 20%. In addition, the company is in late Phase-III trials for two drugs targeting the multi-billion market for ADHD medications. LogMeIn (up 96.4%),a remote and cloud software provider, posted better than expected results and raised guidance coupled with a positive update on synergies related to its pending GoTo acquisition.

The Fund’s detractors included G-III Apparel Group (down 58.7%), a manufacturer and distributor of outerwear and sportswear. In March of 2017, the company reported disappointing results, missing estimates for both revenue and earnings, after having already lowered guidance in January of 2017. The recent acquisition of Donna Karan International (DKI) continues to be more dilutive to earnings than the company’s original estimates. While we applauded the company’s initiatives to stem losses in its retail business, we were concerned that insufficient steps were being taken given challenges in this segment, which, combined with the ongoing dilution from DKI acquisition, led us to sell the stock. Express, Inc. (down 48.6%), a specialty retailer, missed street estimates and lowered guidance as the company increased its promotions to clear slow moving inventory which impacted profitability. We no longer hold the stock. Restaurant chain Sonic (down 26.5%) reiterated its full year same-store sales guidance of 4-6%, but noted that its third quarter 2016 figures would disappoint.

Pacific Funds Small-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Small–Cap Value’s Class S (without sales charge) returned 23.02%, compared to a 29.37% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class S (1) shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Class S (1) without sales charge	23.02%	8.17%
Russell 2000 Value Index	29.37%	9.14%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	22.65%	25.48%
Fund’s Class A with maximum sales charge	17.45%	21.13%
Fund’s Class C without sales charge	21.81%	24.56%
Fund’s Class C with maximum sales charge	20.81%	24.56%
Fund’s Advisor Class without sales charge	23.02%	25.90%
Fund’s Investor Class without sales charge	22.59%	25.43%
Russell 2000 Value Index	29.37%	32.95%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class S underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive across all sectors in the Fund, but varied dramatically. Financials, the Fund’s largest position, energy, and materials were the leading sectors, while laggards in the Fund included the consumer discretionary, real estate, and

See benchmark definitions on A-27 and A-28

A-24

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

utilities sectors. A good portion of positive performance came during the second half of the reporting period, specifically after the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending. Energy stocks continued to rebound off lows set earlier in the year, and received an additional tailwind when Organization of the Petroleum Exporting Countries (OPEC) agreed to limit oil production.

Overall, sector allocation was positive, with tailwinds coming from an overweight to information technology, along with underweights to real estate and telecommunication services. Conversely, underweights to energy, materials, and financials provided headwinds. In addition, in a year when the benchmark rose by nearly 30%, a frictional cash position averaging approximately 2.2% for the period provided a drag on performance.

Stock selection was negative for the reporting period, particularly in information technology and specifically within semiconductor equipment, where the Fund did not have exposure to several stocks that rallied. Similarly, in the materials sector, the story was not about the stocks we owned doing poorly — in fact, our stocks in the sector averaged a return of more than 28% — but more about the stocks we did not own. For example, several mining stocks posted triple-digit returns. In the energy sector, some of the best performing stocks in 2016 were those that had to raise new capital to stay afloat, and some flirted with bankruptcy.

Turning to individual stocks, our top contributors included Mentor Graphics Corporation (up 81.7%) a provider of electronic design automation systems. The company agreed to be acquired by Siemens. We no longer hold the stock. Kraton Corporation (up 78.7%) rallied, as the company’s long-term earnings potential becomes more apparent to investors. While the company lowered full year 2016 guidance by approximately 4%, its cost reduction, acquisition synergies and debt reduction programs remain on track and we believe it continues to be an attractive investment. Finisar Corporation (up 71.3%), a supplier of optical communications components and subsystems used in data communication and telecommunication applications, rallied on promising trends. The company has benefited from a high-speed upgrade cycle in metropolitan telecommunications and data centers, as well as a similar buildout of optical networks in China. Higher revenues and margins are being led by the upgrade cycle which is driving demand for the latest optical components.

The Fund’s detractors included Express, Inc. (down 50.9%), a specialty retailer. The company missed street estimates and lowered guidance as the company increased its promotions to clear slow moving inventory which impacted profitability. We no longer hold the stock. Specialty retailer Francesca’s Holdings (down 45.4%) announced the abrupt resignation of its CEO, who came in a year and half ago with significant optimism of his ability to turn around the company. We no longer hold the stock. Customer care center outsourcer Convergys Corporation (down 22.6%) reported disappointing third quarter 2016 results and guidance due to challenges with some of their telecommunications clients, as well as some delayed seasonal ramps with other clients. We no longer hold the stock. Life Storage (down 21.5%), a self-storage REIT, completed a very large acquisition which will be dilutive in the near term. Other competitors have also started competing on price. The segment’s fundamentals grew stretched, making it harder to maintain growth after having been one of the top performing segments in recent years. We no longer hold the stock.

See benchmark definitions on A-27 and A-28

A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Growth (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, Pacific Funds Small–Cap Growth’s Investor Class (without sales charge) returned 18.11%, compared to a 23.03% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2017. For comparison purposes, the performance of all classes for the periods ended March 31, 2017 are also shown in the table below. Performance data for Class A, C, S (1) and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017

	1 Year	Since Inception (12/31/14)
Fund’s Investor Class without sales charge	18.11%	5.85%
Russell 2000 Growth Index	23.03%	6.68%

	1 Year	Since Inception (01/11/16)
Fund’s Class A without sales charge	17.83%	17.91%
Fund’s Class A with maximum sales charge	12.80%	13.82%
Fund’s Class C without sales charge	17.14%	17.14%
Fund’s Class C with maximum sales charge	16.14%	17.14%
Fund’s Advisor Class without sales charge	18.23%	18.33%
Fund’s Class S (1) without sales charge	18.47%	18.43%
Russell 2000 Growth Index	23.03%	23.70%

Total Returns for the Period from Inception Through March 31, 2017

Since Inception (06/08/16)
Fund’s Class P without sales charge	13.29%
Russell 2000 Growth Index	14.86%

(1)	Formerly Institutional Class

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild maintain the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued relative to peers with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Performance for the reporting period was positive across most sectors in the Fund, but varied dramatically. Energy, financials, and materials were the leading sectors in the Fund, however, each represented a small (less than 5%) allocation in the Fund through the course of the reporting period. Laggards included the consumer discretionary sector, where the Fund’s aggregate position declined, and consumer staples and health care, which turned in positive returns, but lagged overall Fund performance. A good portion of positive performance for the reporting period came during the second half of the reporting period, and specifically after the presidential election in November. Financials benefited both from rising interest rates and the hopes for deregulation under then President-elect Trump’s administration. Similarly, industrials and materials stocks rallied after the election, given President Trump’s promises for tax reduction, creation of manufacturing jobs, and greater infrastructure spending. Energy stocks continued to rebound off lows set earlier in the year, and received an additional tailwind when OPEC agreed to limit oil production.

Overall, sector allocation was negative, with an overweight in consumer discretionary, along with underweights in financials and materials, detracting from Fund performance. In addition, in a year when the benchmark rose by more than 23%, even a modest (roughly 2%) cash weighting detracted from Fund performance. On the plus side, underweights in real estate and telecommunication services, along with an overweight to information technology, contributed to performance.

Stock selection was also negative. Contributions from the industrials, energy, and financials sectors were more than offset by detractors in consumer discretionary, health care, and information technology.

See benchmark definitions on A-27 and A-28

A-26

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Turning to individual stocks, the Fund’s detractors included G-III Apparel Group (down 58.7%), a manufacturer and distributor of outerwear and sportswear. In March of 2017, the company reported disappointing results, missing estimates for both revenue and earnings, after having already lowered guidance in January of 2017. The recent acquisition of Donna Karan International (DKI) continues to be more dilutive to earnings than the company’s original estimates. While we applauded the company’s initiatives to stem losses in its retail business, we were concerned that insufficient steps were being taken given challenges in this segment, which combined with the ongoing dilution from DKI acquisition, led us to sell the stock. Express, Inc. (down 48.6%), a specialty retailer, missed street estimates and lower guidance as the company increased its promotions to clear slow moving inventory which impacted profitability. We no longer hold the stock. Molina Healthcare (down 29.3%), a managed healthcare company, missed Q4 2016 earnings estimates and lowered its net income margin guidance to 1% following the announcement. Restaurant chain Sonic (down 26.5%) reiterated its full year same-store sales guidance of 4-6%, but noted that its third quarter 2016 figures would disappoint.

The Fund’s top contributors included Masimo Corporation (up 122.9%), a manufacturer of noninvasive patient monitoring technologies. The company reported better than expected fourth quarter 2016 earnings and issued earnings guidance for 2017 above street expectations. LogMeIn (up 96.4%), a remote and cloud software provider, posted better than expected results and raised guidance coupled with a positive update on synergies related to its pending GoTo acquisition. Insperity (up 73.7%), a provider of HR outsourcing services, reported better than expected first quarter 2016 results and raised full year guidance. The company’s success was fueled by a combination of better than expected worksite employees (driven by new signings and client retention) coupled with lower share count.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. 1-5 Year High-Yield Index is an index that covers the universe of fixed-rate, non-investment-grade debt with maturities between one and five years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2017, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays U.S. Aggregate Bond; 17% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg Barclays U.S. Aggregate Bond; and 19% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE (Net); and 5% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid cap.” The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3.000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-28

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2017

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Pacific Funds Core Income ‘P’	2,483,161	$26,197,345
Pacific Funds Floating Rate Income ‘P’	1,056,370	10,732,721
Pacific Funds High Income ‘P’	326,393	3,329,211
PF Inflation Managed Fund ‘P’ *	339,111	3,024,870
PF Managed Bond Fund ‘P’	13,639,903	145,401,365
PF Short Duration Bond Fund ‘P’	4,478,453	44,247,111
PF Emerging Markets Debt Fund ‘P’	574,084	5,390,649
PF Comstock Fund ‘P’	586,146	8,792,188
PF Growth Fund ‘P’	111,312	2,330,880
PF Large-Cap Growth Fund ‘P’	147,808	1,494,341
PF Large-Cap Value Fund ‘P’	1,228,946	20,400,496
PF Main Street Core Fund ‘P’	282,623	3,965,204
PF Mid-Cap Equity Fund ‘P’	150,885	1,659,730
PF Mid-Cap Growth Fund ‘P’	116,847	831,952
PF Mid-Cap Value Fund ‘P’	931,404	10,767,032
PF Small-Cap Value Fund ‘P’	413,036	4,993,610
PF Emerging Markets Fund ‘P’	674,463	9,314,328
PF International Large-Cap Fund ‘P’	243,266	4,425,014
PF International Small-Cap Fund ‘P’	162,635	1,707,669
PF International Value Fund ‘P’	454,438	4,230,816
PF Real Estate Fund ‘P’	56,584	845,369
PF Currency Strategies Fund ‘P’	706,051	6,700,420
PF Equity Long/Short Fund ‘P’	667,958	6,532,630
PF Global Absolute Return Fund ‘P’	725,419	6,630,330

Total Affiliated Mutual Funds (Cost $311,008,582)		333,945,281

TOTAL INVESTMENTS - 100.0% (Cost $311,008,582)		333,945,281

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(140,109)

NET ASSETS - 100.0%		$333,805,172

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	73.4%
Affiliated Equity Funds	26.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	3,271,227	$34,511,446
Pacific Funds Floating Rate Income ‘P’	1,440,519	14,635,674
Pacific Funds High Income ‘P’	361,627	3,688,600
PF Inflation Managed Fund ‘P’ *	500,992	4,468,845
PF Managed Bond Fund ‘P’	16,590,895	176,858,945
PF Short Duration Bond Fund ‘P’	3,345,190	33,050,478
PF Emerging Markets Debt Fund ‘P’	795,156	7,466,510
Pacific Funds Small-Cap Growth ‘P’	132,650	1,484,356
PF Comstock Fund ‘P’	1,186,481	17,797,209
PF Developing Growth Fund ‘P’ *	86,323	992,712
PF Growth Fund ‘P’	364,118	7,624,629
PF Large-Cap Growth Fund ‘P’	509,486	5,150,899
PF Large-Cap Value Fund ‘P’	2,547,428	42,287,304
PF Main Street Core Fund ‘P’	1,652,634	23,186,452
PF Mid-Cap Equity Fund ‘P’	445,786	4,903,641
PF Mid-Cap Growth Fund ‘P’	172,620	1,229,058
PF Mid-Cap Value Fund ‘P’	1,481,736	17,128,871
PF Small-Cap Value Fund ‘P’	854,182	10,327,064
PF Emerging Markets Fund ‘P’	1,420,995	19,623,947
PF International Large-Cap Fund ‘P’	829,420	15,087,149
PF International Small-Cap Fund ‘P’	480,576	5,046,045
PF International Value Fund ‘P’	1,611,343	15,001,601
PF Real Estate Fund ‘P’	167,188	2,497,786
PF Currency Strategies Fund ‘P’	1,043,025	9,898,304
PF Equity Long/Short Fund ‘P’	986,286	9,645,873
PF Global Absolute Return Fund ‘P’	1,071,662	9,794,988

Total Affiliated Mutual Funds (Cost $440,645,387)		493,388,386

TOTAL INVESTMENTS - 100.1% (Cost $440,645,387)		493,388,386

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(546,557)

NET ASSETS - 100.0%		$492,841,829

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	57.7%
Affiliated Equity Funds	42.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$333,945,281	$333,945,281	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$493,388,386	$493,388,386	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-1

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2017

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	4,164,075	$43,930,994
Pacific Funds Floating Rate Income ‘P’	2,760,392	28,045,584
Pacific Funds High Income ‘P’	346,491	3,534,206
PF Inflation Managed Fund ‘P’ *	560,016	4,995,346
PF Managed Bond Fund ‘P’	29,629,807	315,853,739
PF Short Duration Bond Fund ‘P’	7,051,244	69,666,294
PF Emerging Markets Debt Fund ‘P’	1,523,718	14,307,707
Pacific Funds Small-Cap Growth ‘P’	444,855	4,977,924
PF Comstock Fund ‘P’	4,931,437	73,971,553
PF Developing Growth Fund ‘P’ *	310,172	3,566,974
PF Growth Fund ‘P’	2,295,842	48,074,923
PF Large-Cap Growth Fund ‘P’	3,138,193	31,727,129
PF Large-Cap Value Fund ‘P’	10,562,840	175,343,140
PF Main Street Core Fund ‘P’	8,200,634	115,054,900
PF Mid-Cap Equity Fund ‘P’	2,562,810	28,190,915
PF Mid-Cap Growth Fund ‘P’	793,897	5,652,549
PF Mid-Cap Value Fund ‘P’	7,301,492	84,405,247
PF Small-Cap Value Fund ‘P’	3,800,004	45,942,046
PF Emerging Markets Fund ‘P’	5,781,959	79,848,861
PF International Large-Cap Fund ‘P’	3,099,307	56,376,394
PF International Small-Cap Fund ‘P’	1,381,367	14,504,353
PF International Value Fund ‘P’	5,943,974	55,338,398
PF Real Estate Fund ‘P’	961,137	14,359,383
PF Currency Strategies Fund ‘P’	3,747,637	35,565,076
PF Equity Long/Short Fund ‘P’	2,828,328	27,661,043
PF Global Absolute Return Fund ‘P’	3,850,441	35,193,032

Total Affiliated Mutual Funds (Cost $1,208,346,831)		1,416,087,710

TOTAL INVESTMENTS - 100.2% (Cost $1,208,346,831)		1,416,087,710

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,986,086)

NET ASSETS - 100.0%		$1,413,101,624

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	63.7%
Affiliated Fixed Income Funds	36.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	1,670,836	$17,627,318
Pacific Funds Floating Rate Income ‘P’	2,019,758	20,520,738
PF Managed Bond Fund ‘P’	9,347,297	99,642,190
PF Short Duration Bond Fund ‘P’	2,084,583	20,595,676
PF Emerging Markets Debt Fund ‘P’	1,505,105	14,132,939
Pacific Funds Small-Cap Growth ‘P’	325,491	3,642,238
PF Comstock Fund ‘P’	4,080,344	61,205,154
PF Developing Growth Fund ‘P’ *	226,944	2,609,859
PF Growth Fund ‘P’	2,445,639	51,211,678
PF Large-Cap Growth Fund ‘P’	3,316,681	33,531,647
PF Large-Cap Value Fund ‘P’	8,652,419	143,630,147
PF Main Street Core Fund ‘P’	8,268,705	116,009,936
PF Mid-Cap Equity Fund ‘P’	2,109,556	23,205,115
PF Mid-Cap Growth Fund ‘P’	726,103	5,169,854
PF Mid-Cap Value Fund ‘P’	5,564,973	64,331,090
PF Small-Cap Value Fund ‘P’	3,336,430	40,337,435
PF Emerging Markets Fund ‘P’	4,968,028	68,608,472
PF International Large-Cap Fund ‘P’	4,041,204	73,509,502
PF International Small-Cap Fund ‘P’	1,516,093	15,918,977
PF International Value Fund ‘P’	7,851,024	73,093,034
PF Real Estate Fund ‘P’	1,054,877	15,759,866
PF Currency Strategies Fund ‘P’	2,742,090	26,022,438
PF Equity Long/Short Fund ‘P’	2,072,778	20,271,769
PF Global Absolute Return Fund ‘P’	2,817,337	25,750,455

Total Affiliated Mutual Funds (Cost $848,990,709)		1,036,337,527

TOTAL INVESTMENTS - 100.2% (Cost $848,990,709)		1,036,337,527

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(1,616,762)

NET ASSETS - 100.0%		$1,034,720,765

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	81.0%
Affiliated Fixed Income Funds	19.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$1,416,087,710	$1,416,087,710	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$1,036,337,527	$1,036,337,527	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-2

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2017

PACIFIC FUNDS

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

Schedule of Investments

March 31, 2017

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Floating Rate Income ‘P’	363,497	$3,693,132
PF Managed Bond Fund ‘P’	382,946	4,082,207
Pacific Funds Small-Cap Growth ‘P’	203,747	2,279,926
PF Comstock Fund ‘P’	1,467,026	22,005,391
PF Developing Growth Fund ‘P’ *	142,056	1,633,649
PF Growth Fund ‘P’	1,237,096	25,904,792
PF Large-Cap Growth Fund ‘P’	1,708,825	17,276,219
PF Large-Cap Value Fund ‘P’	3,122,421	51,832,193
PF Main Street Core Fund ‘P’	3,068,913	43,056,847
PF Mid-Cap Equity Fund ‘P’	733,619	8,069,808
PF Mid-Cap Growth Fund ‘P’	227,257	1,618,068
PF Mid-Cap Value Fund ‘P’	1,783,516	20,617,446
PF Small-Cap Value Fund ‘P’	1,405,671	16,994,556
PF Emerging Markets Fund ‘P’	1,615,727	22,313,188
PF International Large-Cap Fund ‘P’	1,501,487	27,312,051
PF International Small-Cap Fund ‘P’	474,528	4,982,548
PF International Value Fund ‘P’	2,899,259	26,992,101
PF Real Estate Fund ‘P’	330,166	4,932,674
PF Currency Strategies Fund ‘P’	686,610	6,515,930
PF Equity Long/Short Fund ‘P’	567,680	5,551,912
PF Global Absolute Return Fund ‘P’	705,441	6,447,732

Total Affiliated Mutual Funds (Cost $253,130,878)		324,112,370

TOTAL INVESTMENTS - 100.1% (Cost $253,130,878)		324,112,370

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(280,340)

NET ASSETS - 100.0%		$323,832,030

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	95.7%
Affiliated Fixed Income Funds	4.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.4%

Pacific Funds Floating Rate Income ‘P’	100,335	$1,019,403
PF Inflation Managed Fund ‘P’ *	72,587	647,480
PF Emerging Markets Debt Fund ‘P’	138,131	1,297,055
PF Emerging Markets Fund ‘P’	67,177	927,717
PF International Small-Cap Fund ‘P’	62,555	656,824
PF Real Estate Fund ‘P’	43,594	651,300
PF Currency Strategies Fund ‘P’	326,770	3,101,046
PF Equity Long/Short Fund ‘P’	142,669	1,395,304
PF Global Absolute Return Fund ‘P’	349,824	3,197,393

Total Affiliated Mutual Funds (Cost $12,802,852)		12,893,522

TOTAL INVESTMENTS – 99.4% (Cost $12,802,852)		12,893,522

OTHER ASSETS & LIABILITIES, NET - 0.6%		75,105

NET ASSETS - 100.0%		$12,968,627

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	51.9%
Affiliated Fixed Income Funds	47.5%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Aggressive-Growth
Assets	Affiliated Mutual Funds	$324,112,370	$324,112,370	$—	$—

Pacific Funds Diversified Alternatives
Assets	Affiliated Mutual Funds	$12,893,522	$12,893,522	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-3

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 71.0%

Basic Materials - 1.0%

Airgas Inc (France) 3.050% due 08/01/20	$1,650,000	$1,695,656
CF Industries Inc 3.400% due 12/01/21 ~	450,000	450,580
Tronox Finance LLC 6.375% due 08/15/20	500,000	504,375

		2,650,611

Communications - 4.9%

AT&T Inc 3.200% due 03/01/22	3,000,000	3,026,007
Charter Communications Operating LLC 3.579% due 07/23/20	2,700,000	2,780,738
DISH DBS Corp 7.875% due 09/01/19	2,000,000	2,210,000
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	2,000,000	2,005,000
Verizon Communications Inc
1.750% due 08/15/21	1,250,000	1,197,778
2.137% due 03/16/22 §	2,250,000	2,272,063

		13,491,586

Consumer, Cyclical - 10.2%

British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	825,705	868,022
CVS Health Corp 2.800% due 07/20/20	2,150,000	2,187,429
Delta Air Lines Inc 2.875% due 03/13/20	1,250,000	1,261,082
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	683,347	722,640
Ford Motor Credit Co LLC 2.417% due 03/28/22 §	3,500,000	3,542,739
General Motors Co 3.500% due 10/02/18	1,000,000	1,021,350
General Motors Financial Co Inc
2.400% due 05/09/19	1,650,000	1,654,249
3.150% due 01/15/20	1,000,000	1,017,674
4.375% due 09/25/21	1,000,000	1,052,530
GLP Capital LP 4.875% due 11/01/20	1,750,000	1,840,475
Hyundai Capital America
2.000% due 07/01/19 ~	1,500,000	1,486,692
2.400% due 10/30/18 ~	1,000,000	1,004,633
2.600% due 03/19/20 ~	1,000,000	1,000,822
Lennar Corp
4.125% due 12/01/18	750,000	768,750
4.500% due 06/15/19	1,500,000	1,548,750
NCL Corp Ltd 4.625% due 11/15/20 ~	1,500,000	1,539,375
Newell Brands Inc 2.600% due 03/29/19	686,000	694,760
Toll Brothers Finance Corp 4.000% due 12/31/18	3,350,000	3,442,125
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	857,627	877,995
4.750% due 10/11/23	645,643	659,363

		28,191,455

Consumer, Non-Cyclical - 14.1%

Abbott Laboratories 2.350% due 11/22/19	3,650,000	3,666,951
AbbVie Inc 2.300% due 05/14/21	2,000,000	1,976,618

	Principal Amount	Value
Actavis Funding SCS 2.350% due 03/12/18	$2,250,000	$2,260,244
Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	4,000,000	4,007,288
Biogen Inc 2.900% due 09/15/20	1,650,000	1,680,622
Celgene Corp 2.125% due 08/15/18	2,150,000	2,160,810
CHS/Community Health Systems Inc 5.125% due 08/01/21	500,000	496,250
Constellation Brands Inc 3.875% due 11/15/19	1,500,000	1,563,236
Humana Inc 2.625% due 10/01/19	2,500,000	2,528,745
Imperial Brands Finance PLC (United Kingdom)
2.050% due 02/11/18 ~	1,000,000	1,001,295
2.050% due 07/20/18 ~	1,000,000	1,000,945
Laboratory Corp of America Holdings 2.625% due 02/01/20	2,500,000	2,514,607
Mondelez International Holding Netherlands BV 1.625% due 10/28/19 ~	1,500,000	1,478,148
Mylan NV 2.500% due 06/07/19	3,000,000	3,015,039
Reynolds American Inc 2.300% due 06/12/18	2,250,000	2,264,060
S&P Global Inc 2.500% due 08/15/18	3,000,000	3,024,522
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	2,650,000	2,630,440
Smithfield Foods Inc 2.700% due 01/31/20 ~	1,250,000	1,250,688
Valeant Pharmaceuticals International Inc
6.500% due 03/15/22 ~	75,000	77,344
6.750% due 08/15/18 ~	248,000	248,930

		38,846,782

Energy - 4.0%

BP Capital Markets PLC (United Kingdom)
1.676% due 05/03/19	1,500,000	1,492,934
2.237% due 05/10/19	2,000,000	2,012,918
Energy Transfer Partners LP 2.500% due 06/15/18	1,500,000	1,507,765
Enterprise Products Operating LLC 2.550% due 10/15/19	1,750,000	1,765,640
Kinder Morgan Energy Partners LP 2.650% due 02/01/19	1,000,000	1,009,839
Nabors Industries Inc 5.500% due 01/15/23 ~	300,000	307,687
Petrobras Global Finance BV (Brazil)
6.125% due 01/17/22	400,000	420,400
8.375% due 05/23/21	1,000,000	1,133,750
Summit Midstream Holdings LLC 5.500% due 08/15/22	1,250,000	1,256,250

		10,907,183

Financial - 27.7%

AerCap Ireland Capital Ltd (Netherlands)
3.750% due 05/15/19	1,350,000	1,386,770
3.950% due 02/01/22	600,000	616,789
4.250% due 07/01/20	2,000,000	2,085,614
Air Lease Corp 3.375% due 01/15/19	1,500,000	1,535,303
Ally Financial Inc 3.250% due 02/13/18	1,500,000	1,513,575
American Tower Corp REIT 3.400% due 02/15/19	3,500,000	3,579,583
Ares Capital Corp 4.875% due 11/30/18	2,500,000	2,594,708
Bank of America Corp 2.221% due 10/21/22 §	5,500,000	5,590,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-4

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Capital One NA 2.350% due 08/17/18	$1,650,000	$1,660,829
Citigroup Inc 2.485% due 09/01/23 §	4,500,000	4,630,856
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.450% due 04/16/21	1,500,000	1,521,132
Crown Castle International Corp REIT 2.250% due 09/01/21	2,000,000	1,946,110
HSBC Holdings PLC (United Kingdom)
2.650% due 01/05/22 §	2,000,000	2,057,740
3.262% due 03/13/23 §	3,400,000	3,418,771
ING Groep NV (Netherlands) 2.302% due 03/29/22 §	2,250,000	2,254,952
JPMorgan Chase & Co
2.244% due 10/29/20 §	3,000,000	3,066,468
2.273% due 10/24/23 §	1,500,000	1,535,758
Mitsubishi UFJ Financial Group Inc (Japan)
2.180% due 09/13/21 §	2,000,000	2,020,342
2.935% due 03/01/21 §	3,000,000	3,103,941
Morgan Stanley
1.842% due 02/14/20 §	1,400,000	1,403,430
2.443% due 10/24/23 §	1,500,000	1,533,021
2.450% due 02/01/19	2,000,000	2,019,288
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,000,000	955,000
PNC Bank NA 1.800% due 11/05/18	2,000,000	2,002,364
Synchrony Financial 3.000% due 08/15/19	2,000,000	2,032,126
The Bank of New York Mellon Corp 2.500% due 04/15/21	2,000,000	2,006,174
The Goldman Sachs Group Inc
2.201% due 04/23/20 §	3,500,000	3,550,589
2.209% due 11/15/21 §	2,000,000	2,023,978
2.875% due 02/25/21	1,000,000	1,008,183
TIAA Asset Management Finance Co LLC 2.950% due 11/01/19 ~	1,450,000	1,474,622
UBS Group Funding Switzerland AG (Switzerland) 3.491% due 05/23/23 ~	1,400,000	1,410,515
Voya Financial Inc 2.900% due 02/15/18	1,525,000	1,539,152
WEA Finance LLC REIT (Australia) 1.750% due 09/15/17 ~	2,500,000	2,500,915
Wells Fargo & Co
2.500% due 03/04/21	3,000,000	2,992,869
2.550% due 12/07/20	2,000,000	2,010,908

		76,582,971

Industrial - 1.5%

Masco Corp 3.500% due 04/01/21	2,000,000	2,045,220
Owens Corning 9.000% due 06/15/19	83,000	93,837
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,250,000	1,304,688
SMBC Aviation Capital Finance DAC (Ireland) 2.650% due 07/15/21 ~	800,000	779,502

		4,223,247

Technology - 2.8%

Diamond 1 Finance Corp 3.480% due 06/01/19 ~	2,500,000	2,564,233
Fidelity National Information Services Inc 2.850% due 10/15/18	2,150,000	2,180,364
Hewlett Packard Enterprises Co 3.080% due 10/05/18 §	3,000,000	3,061,938

		7,806,535

	Principal Amount	Value
Utilities - 4.8%

Ameren Corp 2.700% due 11/15/20	$1,400,000	$1,413,637
Emera US Finance LP (Canada) 2.150% due 06/15/19	2,000,000	2,000,286
Eversource Energy 2.750% due 03/15/22	1,500,000	1,505,585
Exelon Corp 3.497% due 06/01/22	1,300,000	1,313,364
Great Plains Energy Inc 2.500% due 03/09/20	3,650,000	3,672,951
NextEra Energy Capital Holdings Inc 1.649% due 09/01/18	1,650,000	1,645,575
The Southern Co 1.850% due 07/01/19	1,800,000	1,791,025

		13,342,423

Total Corporate Bonds & Notes (Cost $194,171,665)		196,042,793

SENIOR LOAN NOTES - 14.5%

Basic Materials - 0.7%

Ineos US Finance LLC 3.732% due 03/31/22 §	992,447	998,495
PQ Corp Tranche B-1 5.289% due 11/04/22 §	995,000	1,008,681

		2,007,176

Communications - 1.3%

CSC Holdings LLC 3.943% due 10/11/24 §	984,375	983,965
Sprint Communications Inc 3.500% due 02/02/24 §	2,500,000	2,503,645

		3,487,610

Consumer, Cyclical - 5.5%

Beacon Roofing Supply Inc 3.662% due 10/01/22 §	1,481,203	1,492,620
HD Supply Inc Term B-1 3.732% due 08/13/21 §	1,507,085	1,520,037
Hilton Worldwide Finance LLC Term B-2 2.982% due 10/25/23 §	2,669,090	2,694,390
Las Vegas Sands LLC 2.790% due 03/29/24 §	1,938,794	1,942,256
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/16/24 §	982,844	986,223
Nexeo Solutions LLC Term B 4.770% due 06/09/23 §	992,512	1,004,919
NPC International Inc 4.750% due 12/28/18 §	1,492,779	1,504,908
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	1,875,000	1,885,078
Seminole Tribe of Florida Inc 3.397% due 04/29/20 §	720,000	722,250
Univar USA Inc Term B-2 3.732% due 07/01/22 §	1,317,500	1,320,794

		15,073,475

Consumer, Non-Cyclical - 0.8%

Albertson’s LLC Term B-4 3.982% due 08/25/21 §	601,512	605,146
US Foods Inc 3.732% due 06/27/23 §	1,488,750	1,504,680

		2,109,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-5

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Energy - 0.3%

Fieldwood Energy LLC 8.000% due 08/31/20 §	$1,000,000	$945,833

Financial - 1.9%

DTZ Worldwide Ltd 4.304% due 11/04/21 §	992,424	999,867
Lightstone Generation LLC
Term B
5.539% due 01/30/24 §	704,755	713,691
Term C
5.539% due 01/30/24 §	43,478	44,030
MGM Growth Properties Operating Partnership LP Term B 3.482% due 04/25/23 §	1,485,000	1,494,652
USI Inc 4.250% due 12/27/19 §	930,346	932,865
WaveDivision Holdings LLC 3.790% due 10/15/19 §	994,842	997,533

		5,182,638

Industrial - 2.4%

Berry Plastics Corp Term I 3.501% due 10/01/22 §	1,314,907	1,322,098
BWAY Corp Term B (1st Lien) due 04/03/24 ¥	750,000	749,531
BWay Intermediate Co Inc 4.604% due 08/14/23 § ¥	1,950,064	1,950,587
Reynolds Group Holdings Inc 3.982% due 02/05/23 §	2,732,360	2,746,877

		6,769,093

Utilities - 1.6%

Calpine Corp 2.740% due 11/30/17 §	1,818,182	1,822,160
Talen Energy Supply LLC 6.060% due 12/06/23 §	997,500	1,014,333
Tex Operations Co LLC
3.732% due 08/04/23 §	1,218,375	1,216,852
Term C
3.732% due 08/04/23 §	278,571	278,223

		4,331,568

Total Senior Loan Notes (Cost $39,839,605)		39,907,219

MORTGAGE-BACKED SECURITIES - 0.1%

Collateralized Mortgage Obligation - Commercial - 0.1%

Hyatt Hotel Portfolio Trust 3.094% due 11/15/29 § ~	250,000	251,373

Total Mortgage-Backed Securities (Cost $250,000)		251,373

ASSET-BACKED SECURITIES - 11.4%

Ally Auto Receivables Trust
2.480% due 05/16/22	535,000	533,874
3.020% due 09/15/23	1,000,000	997,631
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/19	2,316,844	2,316,740
1.530% due 07/08/21	1,250,000	1,244,133
2.300% due 02/18/22	1,250,000	1,249,745
Babson CLO Ltd (Cayman) 2.574% due 01/18/25 § ~	1,000,000	1,000,404

	Principal Amount	Value
Birchwood Park CLO Ltd (Cayman) 2.203% due 07/15/26 § ~	$850,000	$850,332
Capital Auto Receivables Asset Trust
1.630% due 01/20/21	250,000	249,170
2.060% due 10/22/18	385,347	385,602
2.110% due 03/22/21	250,000	250,121
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.587% due 07/27/26 § ~	500,000	499,965
Chase Issuance Trust 1.270% due 07/15/21	1,300,000	1,286,485
Ford Credit Auto Owner Trust 2.140% due 10/15/22	2,000,000	1,994,804
Nelnet Student Loan Trust
0.995% due 05/27/25 §	700,000	686,223
1.138% due 01/25/30 §	700,363	698,680
1.832% due 02/25/48 § ~	1,202,530	1,210,504
Race Point VI CLO Ltd (Cayman) 3.204% due 05/24/23 § ~	500,000	504,815
Santander Drive Auto Receivables Trust
2.080% due 02/16/21	650,000	650,876
2.660% due 11/15/21	500,000	502,977
SLC Student Loan Trust
1.927% due 11/25/42 §	606,627	608,930
2.731% due 12/15/32 §	561,067	579,092
SLM Private Credit Student Loan Trust
1.421% due 06/15/39 §	1,000,000	940,849
1.681% due 12/16/30 §	201,962	198,156
SLM Private Education Loan Trust 2.950% due 02/15/46 ~	673,604	677,509
SLM Student Loan Trust
1.158% due 01/25/27 §	1,433,642	1,421,283
1.582% due 11/25/27 §	869,200	872,555
1.588% due 04/27/26 § ~	683,461	685,354
SMB Private Education Loan Trust
1.680% due 09/15/34 § ~	2,900,000	2,910,190
2.340% due 09/15/34 ~	1,500,000	1,467,025
2.362% due 02/17/32 § ~	700,000	721,522
2.700% due 05/15/31 ~	1,000,000	1,000,289
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	500,000	498,398
Verizon Owner Trust
1.420% due 01/20/21 ~	250,000	248,776
2.060% due 09/20/21 ~	1,000,000	1,003,656
Washington Mill CLO Ltd (Cayman) 2.530% due 04/20/26 § ~	500,000	502,500

Total Asset-Backed Securities (Cost $31,374,062)		31,449,165

MUNICIPAL BONDS - 0.4%

Pennsylvania Higher Education Assistance Agency 1.938% due 07/25/29 §	1,160,317	1,162,325

Total Municipal Bonds (Cost $1,162,493)		1,162,325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-6

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT - 3.3%

Money Market Fund - 3.3%

BlackRock Liquidity Funds T-Fund Portfolio	9,036,513	$9,036,513

Total Short-Term Investment (Cost $9,036,513)		9,036,513

TOTAL INVESTMENTS - 100.7% (Cost $275,834,338)		277,849,388

OTHER ASSETS & LIABILITIES, NET - (0.7%)		(1,895,875)

NET ASSETS - 100.0%		$275,953,513

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	71.0%
Senior Loan Notes	14.5%
Asset-Backed Securities	11.4%
Short-Term Investment	3.3%
Others (each less than 3.0%)	0.5%

	100.7%
Other Assets & Liabilities, Net	(0.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$196,042,793	$—	$196,042,793	$—
	Senior Loan Notes	39,907,219	—	39,907,219	—
	Mortgage-Backed Securities	251,373	—	251,373	—
	Asset-Backed Securities	31,449,165	—	31,449,165	—
	Municipal Bonds	1,162,325	—	1,162,325	—
	Short-Term Investment	9,036,513	9,036,513	—	—

	Total	$277,849,388	$9,036,513	$268,812,875	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-7

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 54.4%

Basic Materials - 1.5%

CF Industries Inc 4.500% due 12/01/26 ~	$1,700,000	$1,730,940
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	4,500,000	4,448,124
Tronox Finance LLC 6.375% due 08/15/20	3,000,000	3,026,250
Vale Overseas Ltd (Brazil) 6.250% due 08/10/26	2,000,000	2,177,500

		11,382,814

Communications - 3.8%

Altice US Finance I Corp 5.500% due 05/15/26 ~	1,825,000	1,879,750
AT&T Inc
4.750% due 05/15/46	2,400,000	2,255,078
5.250% due 03/01/37	2,000,000	2,043,158
Charter Communications Operating LLC
5.375% due 05/01/47 ~	2,300,000	2,318,407
6.384% due 10/23/35	3,500,000	3,990,731
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	4,400,000	4,411,000
Telefonica Emisiones SAU (Spain) 5.213% due 03/08/47	1,350,000	1,376,455
Verizon Communications Inc
2.625% due 08/15/26	1,850,000	1,692,576
4.125% due 03/16/27	3,000,000	3,057,681
4.812% due 03/15/39 ~	3,356,000	3,278,789
5.250% due 03/16/37	1,950,000	2,020,383

		28,324,008

Consumer, Cyclical - 12.7%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	4,713,043	4,871,826
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,756,601	1,781,149
American Airlines Pass-Through Trust ‘A’ 3.650% due 12/15/29	1,200,000	1,193,250
American Airlines Pass-Through Trust ‘AA’
3.575% due 07/15/29	4,873,544	4,867,452
3.600% due 03/22/29	2,953,255	2,973,190
American Airlines Pass-Through Trust ‘B’
3.700% due 11/01/24	1,371,976	1,342,821
4.375% due 04/01/24	780,296	785,173
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	3,507,126	3,730,705
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	2,961,148	3,112,907
CalAtlantic Group Inc 6.250% due 12/15/21	2,500,000	2,740,625
Cedar Fair LP 5.250% due 03/15/21	2,000,000	2,052,500
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,965,200	3,083,808
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,498,180	1,528,907
Dollar General Corp 4.150% due 11/01/25	3,500,000	3,621,324
Ford Motor Credit Co LLC
2.417% due 03/28/22 §	2,500,000	2,530,527
3.810% due 01/09/24	3,500,000	3,505,229
4.250% due 09/20/22	6,500,000	6,780,598
General Motors Co 5.200% due 04/01/45	3,000,000	2,959,410
General Motors Financial Co Inc 4.375% due 09/25/21	5,000,000	5,262,650

	Principal Amount	Value
GLP Capital LP 4.375% due 04/15/21	$2,450,000	$2,523,500
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	2,085,563	2,114,240
Hilton Worldwide Finance LLC 4.625% due 04/01/25 ~	1,925,000	1,949,062
Lennar Corp 4.500% due 06/15/19	3,000,000	3,097,500
MGM Resorts International 6.750% due 10/01/20	2,000,000	2,205,000
NCL Corp Ltd 4.625% due 11/15/20 ~	2,000,000	2,052,500
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	1,500,000	1,539,375
Norwegian Air Shuttle ASA Pass-Through Trust ‘A’ (Norway) 4.875% due 11/10/29 ~	2,000,000	2,032,212
O’Reilly Automotive Inc 3.550% due 03/15/26	1,630,000	1,628,800
PulteGroup Inc 4.250% due 03/01/21	1,000,000	1,030,000
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	2,500,000	2,571,125
Toll Brothers Finance Corp
4.375% due 04/15/23	2,000,000	2,031,260
4.875% due 11/15/25	1,650,000	1,666,500
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	4,777,760	4,879,288
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	2,867,150	3,014,091
Virgin Australia Pass-Through Trust ‘A’ (Australia) 5.000% due 04/23/25 ~	1,711,554	1,782,155

		94,840,659

Consumer, Non-Cyclical - 5.6%

Abbott Laboratories 4.900% due 11/30/46	1,500,000	1,561,351
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	9,000,000	9,116,559
Biogen Inc 5.200% due 09/15/45	2,800,000	3,037,751
CHS/Community Health Systems Inc 5.125% due 08/01/21	3,500,000	3,473,750
Imperial Brands Finance PLC (United Kingdom) 3.750% due 07/21/22 ~	4,300,000	4,420,929
Reynolds American Inc 4.450% due 06/12/25	2,750,000	2,899,253
S&P Global Inc 4.400% due 02/15/26	2,000,000	2,126,228
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	3,500,000	3,400,358
The ADT Corp 6.250% due 10/15/21	3,875,000	4,231,112
United Rentals North America Inc 4.625% due 07/15/23	3,000,000	3,101,250
Valeant Pharmaceuticals International Inc
6.500% due 03/15/22 ~	200,000	206,250
6.750% due 08/15/18 ~	728,000	730,730
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	3,000,000	2,971,272

		41,276,793

Energy - 5.4%

Anadarko Petroleum Corp 4.500% due 07/15/44	3,000,000	2,839,902
Colorado Interstate Gas Co LLC 4.150% due 08/15/26 ~	1,050,000	1,028,073
Enbridge Inc (Canada)
4.250% due 12/01/26	3,000,000	3,068,070
5.500% due 12/01/46	1,400,000	1,493,615

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-8

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Energy Transfer Partners LP 4.050% due 03/15/25	$2,500,000	$2,480,342
EQT Midstream Partners LP 4.125% due 12/01/26	3,700,000	3,671,051
Hess Corp 4.300% due 04/01/27	900,000	887,920
Kinder Morgan Energy Partners LP
4.250% due 09/01/24	1,500,000	1,521,051
5.000% due 08/15/42	2,500,000	2,366,930
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	2,000,000	2,000,000
MPLX LP 4.125% due 03/01/27	2,150,000	2,141,978
Nabors Industries Inc 5.500% due 01/15/23 ~	900,000	923,062
Petrobras Global Finance BV (Brazil)
7.375% due 01/17/27	2,000,000	2,119,400
8.375% due 05/23/21	2,000,000	2,267,500
Range Resources Corp 5.000% due 03/15/23 ~	2,500,000	2,471,875
Sabine Pass Liquefaction LLC
4.200% due 03/15/28 ~	1,400,000	1,381,759
5.000% due 03/15/27 ~	2,100,000	2,197,442
Summit Midstream Holdings LLC 5.500% due 08/15/22	3,000,000	3,015,000
Western Gas Partners LP 4.650% due 07/01/26	2,500,000	2,579,247

		40,454,217

Financial - 17.2%

AerCap Ireland Capital DAC (Netherlands)
3.500% due 05/26/22	3,000,000	3,026,001
3.950% due 02/01/22	1,750,000	1,798,967
Air Lease Corp
3.875% due 04/01/21	5,500,000	5,706,212
4.250% due 09/15/24	3,000,000	3,110,181
American Tower Corp REIT
3.500% due 01/31/23	2,000,000	2,014,194
5.000% due 02/15/24	2,000,000	2,162,562
Bank of America Corp
3.500% due 04/19/26	1,350,000	1,334,314
4.183% due 11/25/27	2,350,000	2,363,040
4.200% due 08/26/24	5,000,000	5,099,200
4.250% due 10/22/26	3,500,000	3,560,540
Capital One Financial Corp 4.200% due 10/29/25	3,000,000	3,017,013
CC Holdings GS V LLC REIT 3.849% due 04/15/23	3,350,000	3,435,224
Citigroup Inc
3.400% due 05/01/26	2,000,000	1,949,210
4.400% due 06/10/25	3,000,000	3,061,695
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	3,500,000	3,552,871
Credit Suisse Group AG (Switzerland) 3.574% due 01/09/23 ~	3,200,000	3,197,696
Discover Bank 3.450% due 07/27/26	1,500,000	1,442,583
Duke Realty LP REIT 4.375% due 06/15/22	5,250,000	5,586,074
JPMorgan Chase & Co
2.972% due 01/15/23	4,000,000	3,999,116
3.875% due 09/10/24	5,500,000	5,583,171
Kilroy Realty LP REIT 3.800% due 01/15/23	5,000,000	5,133,320
Mid-America Apartments LP REIT 4.000% due 11/15/25	1,800,000	1,849,981
Morgan Stanley
2.443% due 10/24/23 §	3,000,000	3,066,042
2.500% due 04/21/21	2,650,000	2,637,956
5.000% due 11/24/25	4,500,000	4,840,074

	Principal Amount	Value
Neuberger Berman Group LLC 4.500% due 03/15/27 ~	$2,600,000	$2,646,628
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,164,012
SunTrust Bank 3.300% due 05/15/26	2,600,000	2,529,171
The Goldman Sachs Group Inc
2.350% due 11/15/21	5,500,000	5,395,891
2.875% due 02/25/21	3,000,000	3,024,549
3.500% due 11/16/26	4,500,000	4,414,365
4.250% due 10/21/25	3,500,000	3,573,602
TIAA Asset Management Finance Co LLC 4.125% due 11/01/24 ~	2,850,000	2,908,639
Trinity Acquisition PLC 4.400% due 03/15/26	1,650,000	1,694,162
UDR Inc REIT 2.950% due 09/01/26	3,000,000	2,806,341
Ventas Realty LP REIT 3.500% due 02/01/25	4,450,000	4,362,660
Wells Fargo & Co
4.400% due 06/14/46	3,750,000	3,632,081
4.750% due 12/07/46	2,550,000	2,612,942
Welltower Inc REIT 4.000% due 06/01/25	3,000,000	3,045,633

		128,337,913

Industrial - 3.6%

Johnson Controls International PLC 4.500% due 02/15/47	1,800,000	1,837,249
Louisiana-Pacific Corp 4.875% due 09/15/24	1,750,000	1,763,125
Masco Corp
3.500% due 04/01/21	3,385,000	3,461,535
4.375% due 04/01/26	1,925,000	2,010,104
Owens Corning
4.200% due 12/15/22	3,500,000	3,664,955
4.200% due 12/01/24	1,750,000	1,805,755
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	2,500,000	2,581,250
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	2,000,000	2,087,500
Penske Truck Leasing Co LP 3.400% due 11/15/26 ~	5,850,000	5,634,351
SMBC Aviation Capital Finance DAC (Ireland) 2.650% due 07/15/21 ~	2,000,000	1,948,754

		26,794,578

Technology - 1.2%

Broadcom Corp 3.875% due 01/15/27 ~	2,500,000	2,520,743
Diamond 1 Finance Corp 6.020% due 06/15/26 ~	2,400,000	2,625,914
Hewlett Packard Enterprise Co 4.900% due 10/15/25	3,000,000	3,120,339
Quintiles IMS Inc 4.875% due 05/15/23 ~	500,000	509,375

		8,776,371

Utilities - 3.4%

Duke Energy Corp 3.750% due 09/01/46	1,300,000	1,176,516
Emera US Finance LP (Canada) 4.750% due 06/15/46	2,500,000	2,531,808
Entergy Corp 2.950% due 09/01/26	3,000,000	2,852,349
Exelon Corp 5.100% due 06/15/45	4,000,000	4,340,128
Great Plains Energy Inc 4.850% due 04/01/47	1,950,000	2,006,404
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	4,500,000	4,811,396

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-9

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
NRG Energy Inc 6.625% due 03/15/23	$2,500,000	$2,570,313
Talen Energy Supply LLC 6.500% due 06/01/25	2,000,000	1,705,000
The Southern Co 3.250% due 07/01/26	3,300,000	3,154,031

		25,147,945

Total Corporate Bonds & Notes (Cost $400,252,827)		405,335,298

SENIOR LOAN NOTES - 15.1%

Basic Materials - 0.7%

Ineos US Finance LLC 3.732% due 03/31/22 §	1,984,893	1,996,989
PQ Corp Tranche B-1 5.289% due 11/04/22 §	2,985,000	3,026,044

		5,023,033

Communications - 1.3%

Altice US Finance I Corp 3.982% due 01/15/25 §	2,954,375	2,965,453
Charter Communications Operating LLC Term H-1 2.990% due 01/15/22 §	1,188,000	1,192,785
CSC Holdings LLC 3.943% due 10/11/24 §	984,375	983,965
Level 3 Financing Inc Tranche B 3.227% due 02/22/24 §	2,500,000	2,505,625
Sprint Communications Inc 3.500% due 02/02/24 §	2,000,000	2,002,916

		9,650,744

Consumer, Cyclical - 4.7%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	1,896,210	1,913,790
ClubCorp Club Operations Inc Term B 4.000% due 12/15/22 §	3,224,033	3,248,213
Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	1,930,303	1,926,684
HD Supply Inc Term B-1 3.732% due 08/13/21 §	2,639,292	2,661,974
Hilton Worldwide Finance LLC Term B-2 2.982% due 10/25/23 §	4,039,506	4,077,797
Las Vegas Sands LLC 2.790% due 03/29/24 §	4,862,685	4,871,369
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/16/24 §	3,356,806	3,368,347
Nexeo Solutions LLC Term B 4.770% due 06/09/23 §	1,985,025	2,009,838
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	4,250,000	4,272,844
Seminole Tribe of Florida 3.397% due 04/29/20 §	2,553,044	2,561,022
Univar USA Inc Term B-2 3.732% due 07/01/22 §	3,963,665	3,973,574

		34,885,452

Consumer, Non-Cyclical - 1.6%

Albertson’s LLC Term B-4 3.982% due 08/25/21 §	2,558,716	2,574,176
CHS/Community Health Systems Inc Term H 4.048% due 01/27/21 §	2,844,904	2,807,860
Pharmaceutical Product Development Inc 4.328% due 08/18/22 §	3,222,898	3,237,401
US Foods Inc 3.732% due 06/27/23 §	3,473,750	3,510,919

		12,130,356

	Principal Amount	Value
Energy - 0.3%

Fieldwood Energy LLC 8.000% due 08/31/20 §	$2,500,000	$2,364,583

Financial - 1.7%

DTZ Worldwide Ltd 4.304% due 11/04/21 §	2,977,273	2,999,602
HUB International Ltd 4.035% due 10/02/20 §	3,894,283	3,915,277
Lightstone Generation LLC
Term B
5.539% due 01/30/24 §	1,409,511	1,427,382
Term C
5.539% due 01/30/24 §	86,956	88,059
Realogy Group LLC Term B 3.232% due 07/20/22 §	852,940	860,190
WaveDivision Holdings LLC 3.790% due 10/15/19 §	3,476,828	3,486,233

		12,776,743

Industrial - 2.2%

BWay Corp due 04/03/24 ¥	1,496,241	1,495,305
BWay Intermediate Co Inc 4.604% due 08/14/23 § ¥	3,694,069	3,695,059
Reynolds Group Holdings 3.982% due 02/05/23 §	5,551,373	5,580,868
TransDigm Inc
Tranche D
4.136% due 06/04/21 §	3,909,847	3,906,997
Tranche E
4.037% due 05/14/22 §	1,961,923	1,958,449

		16,636,678

Technology - 1.7%

First Data Corp
3.984% due 03/24/21 §	494,041	498,364
3.984% due 07/10/22 §	3,265,337	3,295,496
ON Semiconductor Corp Term B (1st Lien) 3.232% due 03/31/23 §	2,127,548	2,137,003
Sensata Technologies BV 3.131% due 10/14/21 §	1,154,847	1,163,960
Solera LLC 4.250% due 03/03/23 §	5,197,500	5,230,348

		12,325,171

Utilities - 0.9%

Calpine Corp 2.740% due 11/30/17 §	909,091	911,080
Talen Energy Supply LLC 6.060% due 12/06/23 §	2,992,500	3,042,998
Tex Operations Co LLC
3.732% due 08/04/23 §	2,436,750	2,433,704
Term C
3.732% due 08/04/23 §	557,143	556,446

		6,944,228

Total Senior Loan Notes (Cost $112,334,049)		112,736,988

MORTGAGE-BACKED SECURITIES - 0.2%

Collateralized Mortgage Obligation - Commercial - 0.2%

Hyatt Hotel Portfolio Trust 3.094% due 11/15/29 § ~	1,550,000	1,558,512

Total Mortgage-Backed Securities (Cost $1,550,000)		1,558,512

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-10

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
ASSET-BACKED SECURITIES - 9.1%

AmeriCredit Automobile Receivables Trust
2.300% due 02/18/22	$2,500,000	$2,499,490
2.710% due 08/18/22	1,500,000	1,506,960
Apidos CLO XV (Cayman) 1.968% due 10/20/25 § ~	1,250,000	1,252,863
Atrium XI (Cayman) 0.000% due 10/23/25 § # ~	1,250,000	1,250,000
Babson CLO Ltd (Cayman) 2.574% due 01/18/25 § ~	2,000,000	2,000,808
Birchwood Park CLO Ltd (Cayman) 2.203% due 07/15/26 § ~	1,600,000	1,600,624
Capital Auto Receivables Asset Trust
1.630% due 01/20/21	600,000	598,008
1.690% due 03/20/21	1,250,000	1,243,867
2.060% due 10/22/18	934,465	935,084
2.110% due 03/22/21	600,000	600,291
Carlyle Global Market Strategies CLO Ltd (Cayman)
2.187% due 07/27/26 § ~	1,500,000	1,500,836
2.587% due 07/27/26 § ~	1,500,000	1,499,894
Chase Issuance Trust 1.370% due 06/15/21	4,750,000	4,718,949
Dryden XXXI Senior Loan Fund (Cayman) 0.000% due 04/18/26 § # ~	1,250,000	1,250,000
Ford Credit Auto Owner Trust
1.730% due 03/15/22	850,000	839,566
2.240% due 06/15/22	1,000,000	1,002,116
Hyundai Auto Receivables Trust 1.450% due 11/15/22	1,000,000	982,306
Navient Private Education Loan Trust 1.612% due 09/16/24 § ~	1,686,976	1,690,447
Navient Student Loan Trust 1.582% due 06/25/65 § ~	1,051,625	1,054,345
Oak Hill Credit Partners X Ltd (Cayman) 2.077% due 07/20/26 § ~	2,500,000	2,500,625
Race Point VI CLO Ltd (Cayman)
3.204% due 05/24/23 § ~	1,500,000	1,514,445
4.164% due 05/24/23 § ~	1,500,000	1,510,675
Santander Drive Auto Receivables Trust
1.890% due 06/15/21	3,000,000	2,995,838
2.080% due 02/16/21	700,000	700,944
2.100% due 06/15/21	2,000,000	1,998,323
2.660% due 11/15/21	1,000,000	1,005,954
Securitized Term Auto Receivables Trust (Canada) 2.209% due 06/25/21 ~	1,000,000	999,764
SLM Private Credit Student Loan Trust 1.421% due 06/15/39 §	2,000,000	1,881,698
SLM Student Loan Trust
1.582% due 11/25/27 §	1,158,934	1,163,406
2.538% due 04/25/23 §	675,734	689,870
SMB Private Education Loan Trust
1.680% due 09/15/34 § ~	4,600,000	4,616,163
2.340% due 09/15/34 ~	2,500,000	2,445,042
2.444% due 02/17/32 § ~	1,850,000	1,906,880
2.700% due 05/15/31 ~	2,500,000	2,500,724
2.880% due 09/15/34 ~	4,500,000	4,492,278
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	1,000,000	996,796
Verizon Owner Trust
1.420% due 01/20/21 ~	600,000	597,063
2.060% due 09/20/21 ~	3,000,000	3,010,967
Volvo Financial Equipment LLC 2.210% due 11/15/21 ~	1,250,000	1,247,818
Washington Mill CLO Ltd (Cayman) 2.530% due 04/20/26 § ~	1,000,000	1,005,000

Total Asset-Backed Securities (Cost $67,724,974)		67,806,727

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.5%

Fannie Mae 1.875% due 09/18/18	$5,500,000	$5,552,514
Freddie Mac 1.250% due 10/02/19	5,500,000	5,470,790

Total U.S. Government Agency Issues (Cost $11,032,695)		11,023,304

U.S. TREASURY OBLIGATIONS - 12.8%

U.S. Treasury Bonds - 1.7%

2.250% due 08/15/46	6,000,000	5,076,330
2.500% due 05/15/46	5,000,000	4,476,370
2.875% due 08/15/45	3,000,000	2,909,064

		12,461,764

U.S. Treasury Notes - 11.1%

1.125% due 03/31/20	5,000,000	4,942,580
1.125% due 04/30/20	5,000,000	4,937,110
1.125% due 02/28/21	4,000,000	3,902,892
1.250% due 01/31/19	4,500,000	4,501,584
1.250% due 07/31/23	3,000,000	2,839,278
1.375% due 07/31/18	2,500,000	2,507,470
1.375% due 09/30/18	9,000,000	9,026,892
1.375% due 08/31/23	4,000,000	3,811,096
1.375% due 09/30/23	3,000,000	2,854,923
1.500% due 10/31/19	4,000,000	4,007,968
1.500% due 08/15/26	5,000,000	4,625,785
1.625% due 07/31/20	5,500,000	5,500,968
1.625% due 05/15/26	5,000,000	4,689,940
1.750% due 09/30/22	3,000,000	2,954,532
1.875% due 10/31/22	3,000,000	2,971,641
2.000% due 10/31/21	4,000,000	4,018,436
2.000% due 08/15/25	4,500,000	4,381,785
2.125% due 12/31/21	5,500,000	5,551,992
2.125% due 12/31/22	2,000,000	2,004,766
2.125% due 03/31/24	3,000,000	2,981,718

		83,013,356

Total U.S. Treasury Obligations (Cost $97,283,588)		95,475,120

FOREIGN GOVERNMENT BONDS & NOTES - 2.8%

Chile Government (Chile) 2.250% due 10/30/22	5,000,000	4,910,750
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	2,900,000	2,900,945
Mexico Government (Mexico)
3.500% due 01/21/21	3,000,000	3,118,500
3.625% due 03/15/22	2,000,000	2,062,000
4.350% due 01/15/47	2,000,000	1,845,000
Province of British Columbia (Canada) 2.000% due 10/23/22	3,000,000	2,945,832
Province of Ontario (Canada) 1.650% due 09/27/19	3,000,000	2,989,863

Total Foreign Government Bonds & Notes (Cost $20,662,610)		20,772,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-11

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT - 2.5%

Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio	19,112,069	$19,112,069

Total Short-Term Investment (Cost $19,112,069)		19,112,069

TOTAL INVESTMENTS - 98.4% (Cost $729,952,812)		733,820,908

OTHER ASSETS & LIABILITIES, NET - 1.6%		11,618,174

NET ASSETS - 100.0%		$745,439,082

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	54.4%
Senior Loan Notes	15.1%
U.S. Treasury Obligations	12.8%
Asset-Backed Securities	9.1%
Others (each less than 3.0%)	7.0%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$405,335,298	$—	$405,335,298	$—
	Senior Loan Notes	112,736,988	—	112,736,988	—
	Mortgage-Backed Securities	1,558,512	—	1,558,512	—
	Asset-Backed Securities	67,806,727	—	67,806,727	—
	U.S. Government Agency Issues	11,023,304	—	11,023,304	—
	U.S. Treasury Obligations	95,475,120	—	95,475,120	—
	Foreign Government Bonds & Notes	20,772,890	—	20,772,890	—
	Short-Term Investment	19,112,069	19,112,069	—	—

	Total	$733,820,908	$19,112,069	$714,708,839	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-12

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 3.3%

Consumer, Cyclical - 1.4%

CalAtlantic Group Inc	10,114	$378,769
Cedar Fair LP	12,400	840,844
Las Vegas Sands Corp	9,365	534,461
Lennar Corp ‘A’	19,995	1,023,544
Modular Space Corp *	40,245	533,246
Mohawk Industries Inc *	4,600	1,055,654
Six Flags Entertainment Corp	9,167	545,345

		4,911,863

Energy - 0.1%

Sunoco LP	8,860	214,146

Financial - 1.0%

Bank of America Corp	44,130	1,041,027
JPMorgan Chase & Co	9,000	790,560
The PNC Financial Services Group Inc	5,150	619,236
Wells Fargo & Co	15,350	854,381

		3,305,204

Industrial - 0.7%

Allegion PLC	16,040	1,214,228
Owens-Illinois Inc *	30,000	611,400
Xylem Inc	9,309	467,498

		2,293,126

Utilities - 0.1%

NRG Energy Inc	17,400	325,380

Total Common Stocks (Cost $10,156,568)		11,049,719

EXCHANGE-TRADED FUNDS - 1.4%

iShares Core S&P 500	9,800	2,325,246
SPDR S&P 500 Trust	9,800	2,310,252

Total Exchange-Traded Funds (Cost $4,454,753)		4,635,498

	Principal Amount

CORPORATE BONDS & NOTES - 66.8%

Basic Materials - 4.2%

ArcelorMittal (Luxembourg)
7.500% due 03/01/41	$1,000,000	1,122,500
7.750% due 10/15/39	250,000	285,000
Constellium NV (Netherlands)
6.625% due 03/01/25 ~	1,250,000	1,209,375
8.000% due 01/15/23 ~	1,500,000	1,545,000
Freeport-McMoRan Inc
3.550% due 03/01/22	500,000	466,250
4.000% due 11/14/21	1,000,000	970,000
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	1,400,000	1,457,138
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	3,000,000	2,965,416
Hexion Inc
6.625% due 04/15/20	600,000	553,500
10.375% due 02/01/22 ~	125,000	125,000
Kraton Polymers LLC 7.000% due 04/15/25 ~	250,000	254,375

	Principal Amount	Value
Teck Resources Ltd (Canada) 3.750% due 02/01/23	$1,825,000	$1,779,375
Tronox Finance LLC 6.375% due 08/15/20	1,350,000	1,361,813

		14,094,742

Communications - 4.0%

Charter Communications Operating LLC
3.579% due 07/23/20	1,800,000	1,853,825
6.384% due 10/23/35	500,000	570,104
CommScope Technologies LLC 5.000% due 03/15/27 ~	125,000	125,119
CSC Holdings LLC
6.625% due 10/15/25 ~	200,000	218,000
10.125% due 01/15/23 ~	400,000	465,000
10.875% due 10/15/25 ~	1,400,000	1,687,000
Intelsat Jackson Holdings SA (Luxembourg) 8.000% due 02/15/24 ~	1,119,000	1,188,938
Outfront Media Capital LLC
5.250% due 02/15/22	1,300,000	1,350,375
5.875% due 03/15/25	300,000	315,375
Sprint Communications Inc 6.000% due 11/15/22	350,000	358,750
Sprint Corp
7.250% due 09/15/21	2,225,000	2,407,873
7.625% due 02/15/25	500,000	547,500
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	200,000	200,500
T-Mobile USA Inc 5.125% due 04/15/25	100,000	103,750
Time Warner Inc 3.800% due 02/15/27	1,250,000	1,238,755
Townsquare Media Inc 6.500% due 04/01/23 ~	500,000	501,250
Verizon Communications Inc 2.137% due 03/16/22 §	500,000	504,903

		13,637,017

Consumer, Cyclical - 15.5%

99 Cents Only Stores LLC 11.000% due 12/15/19	285,000	186,675
Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	937,850	915,576
Air Canada Pass-Through Trust ‘C’ (Canada) 5.000% due 03/15/20 ~	750,000	764,100
American Airlines Pass-Through Trust ‘A’ 4.100% due 07/15/29	1,461,296	1,477,735
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	1,414,909	1,462,662
American Axle & Manufacturing Inc
6.250% due 04/01/25 ~	750,000	752,812
6.500% due 04/01/27 ~	525,000	524,669
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	900,000	938,250
Beazer Homes USA Inc
6.750% due 03/15/25 ~	250,000	251,875
7.250% due 02/01/23	1,440,000	1,494,000
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	882,650	927,886
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Ω	245,889	286,768
11.250% due 06/01/17 Ω	98,393	111,922
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	600,000	627,750
11.000% due 10/01/21	100,000	109,250
CalAtlantic Group Inc
6.250% due 12/15/21	415,000	454,944
6.625% due 05/01/20	750,000	821,250
8.375% due 01/15/21	500,000	581,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-13

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Carrols Restaurant Group Inc 8.000% due 05/01/22	$750,000	$804,375
CCM Merger Inc 6.000% due 03/15/22 ~	250,000	255,625
CEC Entertainment Inc 8.000% due 02/15/22	600,000	627,750
Cedar Fair LP
5.250% due 03/15/21	1,050,000	1,077,562
5.375% due 06/01/24	250,000	257,500
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	1,875,000	2,048,437
Ford Motor Co 4.346% due 12/08/26	250,000	255,026
Ford Motor Credit Co LLC
3.810% due 01/09/24	2,000,000	2,002,988
4.250% due 09/20/22	1,250,000	1,303,961
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	1,275,000	1,294,125
General Motors Financial Co Inc
3.200% due 07/13/20	1,550,000	1,577,688
3.450% due 01/14/22	2,000,000	2,020,154
4.375% due 09/25/21	1,500,000	1,578,795
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24 ~	1,200,000	1,266,000
IHO Verwaltungs GmbH (Germany)
4.125% Cash or 4.875% PIK due 09/15/21 ~	1,200,000	1,209,000
4.750% Cash or 5.500% PIK due 09/15/26 ~	950,000	928,625
Jack Ohio Finance LLC
6.750% due 11/15/21 ~	1,000,000	1,037,500
10.250% due 11/15/22 ~	600,000	644,814
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	250,000	257,812
Landry’s Inc 6.750% due 10/15/24 ~	1,175,000	1,222,000
MGM Resorts International
6.750% due 10/01/20	1,150,000	1,267,875
7.750% due 03/15/22	500,000	577,813
Mohawk Industries Inc 3.850% due 02/01/23	480,000	492,393
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	1,150,000	1,180,188
Norwegian Air Shuttle ASA Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	400,000	429,000
NPC International Inc 10.500% due 01/15/20	400,000	412,900
Party City Holdings Inc 6.125% due 08/15/23 ~	850,000	864,875
PetSmart Inc 7.125% due 03/15/23 ~	2,200,000	2,095,500
Rite Aid Corp 6.750% due 06/15/21	1,250,000	1,265,739
Scientific Games International Inc 7.000% due 01/01/22 ~	1,025,000	1,098,031
Six Flags Entertainment Corp
4.875% due 07/31/24 ~	750,000	742,031
5.250% due 01/15/21 ~	1,750,000	1,799,788
The Men’s Wearhouse Inc 7.000% due 07/01/22	1,600,000	1,428,000
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	428,813	438,998
4.750% due 10/11/23	129,129	131,873
Wyndham Worldwide Corp
3.900% due 03/01/23	350,000	353,836
4.150% due 04/01/24	1,750,000	1,767,133
5.625% due 03/01/21	1,250,000	1,369,779

		52,075,488

	Principal Amount	Value
Consumer, Non-Cyclical - 8.5%

Abbott Laboratories 3.750% due 11/30/26	$2,000,000	$2,001,284
Ahern Rentals Inc 7.375% due 05/15/23 ~	1,400,000	1,211,000
Albertson’s Cos LLC
5.750% due 03/15/25 ~	175,000	170,187
6.625% due 06/15/24 ~	325,000	333,125
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	2,000,000	2,025,902
CHS/Community Health Systems Inc
5.125% due 08/01/21	400,000	397,000
6.250% due 03/31/23	125,000	127,969
6.875% due 02/01/22	1,600,000	1,376,000
7.125% due 07/15/20	400,000	368,000
HCA Inc 5.875% due 03/15/22	1,500,000	1,653,750
Herc Rentals Inc 7.500% due 06/01/22 ~	1,202,000	1,283,135
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	100,000	103,375
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	523,750
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	700,000	736,750
JBS USA LUX SA (Brazil)
5.750% due 06/15/25 ~	500,000	507,500
7.250% due 06/01/21 ~	250,000	258,125
Live Nation Entertainment Inc 4.875% due 11/01/24 ~	1,125,000	1,127,812
MEDNAX Inc 5.250% due 12/01/23 ~	900,000	920,250
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	1,100,000	1,208,625
Reynolds American Inc 4.450% due 06/12/25	1,500,000	1,581,411
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	1,750,000	1,715,551
Team Health Holdings Inc 6.375% due 02/01/25 ~	1,250,000	1,228,125
Tenet Healthcare Corp
6.750% due 06/15/23	1,000,000	985,000
7.500% due 01/01/22 ~	125,000	135,312
The ADT Corp 6.250% due 10/15/21	1,300,000	1,419,470
TMS International Corp 7.625% due 10/15/21 ~	450,000	455,625
United Rentals North America Inc
4.625% due 07/15/23	750,000	775,313
5.500% due 05/15/27	600,000	607,500
Universal Health Services Inc
4.750% due 08/01/22 ~	300,000	309,750
5.000% due 06/01/26 ~	300,000	309,750
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	1,000,000	898,750
5.625% due 12/01/21 ~	850,000	688,500
6.500% due 03/15/22 ~	550,000	567,188
7.000% due 03/15/24 ~	650,000	668,687

		28,679,471

Energy - 8.2%

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25 ~	450,000	470,812
7.000% due 06/30/24 ~	200,000	221,250
Chesapeake Energy Corp
6.125% due 02/15/21	900,000	877,500
8.000% due 12/15/22 ~	675,000	709,594
Enbridge Inc (Canada) 4.250% due 12/01/26	1,000,000	1,022,690

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-14

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Energy Transfer Partners LP
4.050% due 03/15/25	$1,200,000	$1,190,564
4.750% due 01/15/26	500,000	515,396
EP Energy LLC
8.000% due 11/29/24 ~	875,000	923,125
8.000% due 02/15/25 ~	900,000	841,500
Halcon Resources Corp
6.750% due 02/15/25 ~	500,000	493,500
12.000% due 02/15/22 ~	600,000	703,500
Kinder Morgan Energy Partnet LP 4.250% due 09/01/24	1,500,000	1,521,051
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	1,250,000	1,121,875
6.500% due 01/15/25 ~	275,000	276,031
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	1,050,000	1,013,250
Parsley Energy LLC 5.375% due 01/15/25 ~	1,125,000	1,144,687
Petrobras Global Finance BV (Brazil) 6.125% due 01/17/22	1,600,000	1,681,600
Precision Drilling Corp (Canada)
6.625% due 11/15/20	298,955	301,944
7.750% due 12/15/23 ~	1,125,000	1,189,688
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	150,000	161,737
5.625% due 03/01/25	2,525,000	2,741,514
Sanchez Energy Corp 7.750% due 06/15/21	1,300,000	1,290,250
SemGroup Corp 6.375% due 03/15/25 ~	500,000	493,750
SESI LLC 7.125% due 12/15/21	1,700,000	1,729,750
Sunoco Finance Corp
5.500% due 08/01/20	275,000	278,094
6.250% due 04/15/21	300,000	307,500
Targa Resources Partners LP
5.125% due 02/01/25 ~	1,050,000	1,085,438
5.375% due 02/01/27 ~	200,000	208,000
Tesoro Logistics LP 5.250% due 01/15/25	1,425,000	1,492,688
Western Gas Partners LP 4.650% due 07/01/26	1,500,000	1,547,549

		27,555,827

Financial - 13.0%

AAF Holdings LLC 12.000% Cash or 12.750% PIK due 07/01/19 ~	555,684	580,690
AerCap Ireland Capital DAC (Netherlands)
3.950% due 02/01/22	750,000	770,986
5.000% due 10/01/21	250,000	267,851
Air Lease Corp
3.750% due 02/01/22	1,750,000	1,804,164
4.250% due 09/15/24	1,000,000	1,036,727
American Tower Corp REIT 3.375% due 10/15/26	1,000,000	955,251
Ares Capital Corp 4.875% due 11/30/18	800,000	830,306
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	500,000	510,000
Bank of America Corp
3.500% due 04/19/26	200,000	197,676
4.200% due 08/26/24	1,500,000	1,529,760
Citigroup Inc
3.400% due 05/01/26	2,000,000	1,949,210
4.400% due 06/10/25	1,500,000	1,530,848
Credit Suisse Group AG (Switzerland) 3.574% due 01/09/23 ~	2,000,000	1,998,560
Crown Castle International Corp REIT 3.700% due 06/15/26	1,500,000	1,474,707

	Principal Amount	Value
CyrusOne LP REIT
5.000% due 03/15/24 ~	$500,000	$515,000
5.375% due 03/15/27 ~	250,000	253,125
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	1,300,000	1,313,806
HSBC Holdings PLC (United Kingdom)
2.650% due 01/05/22 §	1,500,000	1,543,305
2.650% due 01/05/22	1,000,000	986,986
International Lease Finance Corp 6.250% due 05/15/19	1,950,000	2,101,979
Jefferies Finance LLC
6.875% due 04/15/22 ~	500,000	480,000
7.375% due 04/01/20 ~	1,500,000	1,522,500
7.500% due 04/15/21 ~	500,000	506,250
JPMorgan Chase & Co
2.972% due 01/15/23	2,000,000	1,999,558
3.875% due 09/10/24	1,100,000	1,116,634
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	275,000	291,500
Morgan Stanley 5.000% due 11/24/25	3,000,000	3,226,716
Neuberger Berman Group LLC 4.500% due 03/15/27 ~	800,000	814,347
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,280,000	1,222,400
Senior Housing Properties Trust REIT
4.750% due 05/01/24	500,000	512,254
6.750% due 04/15/20	1,000,000	1,086,130
The Goldman Sachs Group Inc
2.350% due 11/15/21	2,000,000	1,962,142
3.750% due 02/25/26	1,300,000	1,310,611
4.250% due 10/21/25	1,000,000	1,021,029
The Howard Hughes Corp 5.375% due 03/15/25 ~	650,000	645,125
UBS Group Funding Switzerland AG (Switzerland) 2.376% due 05/23/23 § ~	2,000,000	2,005,870
Wells Fargo & Co 3.000% due 10/23/26	2,000,000	1,917,050

		43,791,053

Industrial - 9.8%

Apex Tool Group LLC 7.000% due 02/01/21 ~	787,000	716,170
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23 ~	1,400,000	1,445,500
Ardagh Packaging Finance PLC (Ireland)
6.000% due 02/15/25 ~	750,000	760,312
7.250% due 05/15/24 ~	400,000	429,500
Berry Plastics Corp 6.000% due 10/15/22	1,025,000	1,087,781
BWAY Holding Co
5.500% due 04/15/24 ~	1,350,000	1,363,500
9.125% due 08/15/21 ~	1,950,000	2,135,153
Cloud Crane LLC 10.125% due 08/01/24 ~	1,500,000	1,605,000
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	2,250,000	2,227,500
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	1,500,000	1,533,750
Louisiana-Pacific Corp 4.875% due 09/15/24	1,150,000	1,158,625
Masco Corp
3.500% due 04/01/21	1,075,000	1,099,306
4.375% due 04/01/26	1,025,000	1,070,315
7.750% due 08/01/29	500,000	644,171
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	500,000	531,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-15

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Novelis Corp 5.875% due 09/30/26 ~	$2,175,000	$2,223,937
Owens Corning
4.200% due 12/15/22	500,000	523,565
4.200% due 12/01/24	1,350,000	1,393,011
9.000% due 06/15/19	116,000	131,145
Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	500,000	516,250
5.875% due 08/15/23 ~	1,100,000	1,166,000
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	1,050,000	1,095,937
5.500% due 02/15/24 ~	450,000	469,125
Penske Truck Leasing Co LP
3.200% due 07/15/20 ~	1,500,000	1,527,468
3.300% due 04/01/21 ~	1,000,000	1,014,463
Reynolds Group Issuer Inc (New Zealand) 7.000% due 07/15/24 ~	25,000	26,813
TransDigm Inc 5.500% due 10/15/20	1,000,000	1,006,250
US Concrete Inc
6.375% due 06/01/24	1,275,000	1,326,000
6.375% due 06/01/24 ~	400,000	416,000
Welbilt Inc 9.500% due 02/15/24	750,000	868,125
Zekelman Industries Inc 9.875% due 06/15/23 ~	1,275,000	1,428,000

		32,939,922

Technology - 2.3%

Diamond 1 Finance Corp
5.450% due 06/15/23 ~	1,000,000	1,080,198
5.875% due 06/15/21 ~	200,000	210,321
6.020% due 06/15/26 ~	250,000	273,533
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	1,400,000	1,438,500
Infor US Inc 6.500% due 05/15/22	250,000	258,150
Microsemi Corp 9.125% due 04/15/23 ~	750,000	865,312
NXP BV (Netherlands)
3.875% due 09/01/22 ~	750,000	768,750
4.625% due 06/01/23 ~	1,500,000	1,591,875
Quintiles IMS Inc 4.875% due 05/15/23 ~	1,250,000	1,273,438

		7,760,077

Utilities - 1.3%

Calpine Corp 5.875% due 01/15/24 ~	1,500,000	1,588,125
Dynegy Inc 7.625% due 11/01/24	800,000	767,000
Great Plains Energy Inc 3.150% due 04/01/22	500,000	505,537
NRG Energy Inc 7.250% due 05/15/26	375,000	388,125
Talen Energy Supply LLC
4.600% due 12/15/21	500,000	426,250
6.500% due 06/01/25	800,000	682,000

		4,357,037

Total Corporate Bonds & Notes (Cost $221,230,161)		224,890,634

SENIOR LOAN NOTES - 23.7%

Basic Materials - 0.3%

Ineos US Finance LLC 3.732% due 03/31/22 §	992,447	998,495

	Principal Amount	Value
Communications - 2.6%

Altice US Finance I Corp 3.982% due 01/15/25 § ¥	$2,478,597	$2,487,892
CSC Holdings LLC 3.943% due 10/11/24 §	656,250	655,976
Level 3 Financing Inc Tranche B 3.227% due 02/22/24 §	2,000,000	2,004,500
Sprint Communications Inc 3.500% due 02/02/24 §	1,500,000	1,502,187
Zayo Group LLC Term B-2 3.500% due 01/19/24 §	2,000,000	2,013,750

		8,664,305

Consumer, Cyclical - 6.4%

BJ’s Wholesale Club Inc Tranche B (1st Lien) 4.750% due 02/03/24 §	2,000,000	1,960,000
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 § ¥	3,216,074	3,245,891
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	1,969,682	1,959,834
HD Supply Inc Term B-1 3.732% due 08/13/21 §	1,514,658	1,527,675
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/16/24 §	1,995,839	2,002,700
Nexeo Solutions LLC Term B 4.770% due 06/09/23 §	992,513	1,004,919
NPC International Inc 4.750% due 12/28/18 §	1,990,372	2,006,544
Petco Animal Supplies Inc 4.287% due 01/26/23 §	2,982,444	2,820,273
Petsmart Inc Tranche B-2 4.020% due 03/11/22 §	1,969,925	1,889,158
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	973,653	785,921
Univar USA Inc Term B-2 3.732% due 07/01/22 §	2,486,212	2,492,428

		21,695,343

Consumer, Non-Cyclical - 2.7%

Albertson’s LLC
Term B-4
3.982% due 08/25/21 §	423,600	426,159
Term B-6
4.302% due 06/22/23 §	241,323	243,058
Pharmaceutical Product Development Inc 4.328% due 08/18/22 §	3,458,561	3,474,125
Prime Security Services Borrower LLC Term B-1 (1st Lien) 4.250% due 05/02/22 §	1,496,250	1,511,747
Reddy Ice Corp Term B (1st Lien) 6.755% due 05/01/19 §	578,424	570,828
The Brickman Group Ltd LLC
(1st Lien)
4.001% due 12/18/20 §	736,709	740,277
(2nd Lien)
7.503% due 12/17/21 §	750,000	755,625
Valeant Pharmaceuticals Term F Tranche B due 04/01/22 ¥	1,481,250	1,488,825

		9,210,644

Energy - 0.9%

Peabody Energy Corp (1st Lien) due 02/28/22 ¥	3,000,000	3,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-16

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Financial - 1.8%

Amwins Group LLC (1st Lien) 4.323% due 01/25/24 §	$1,496,250	$1,502,017
VF Holding Corp Term B-1 (1st Lien) 4.250% due 06/30/23 §	2,488,747	2,505,635
WaveDivision Holdings LLC 3.790% due 10/15/19 §	1,989,684	1,995,066

		6,002,718

Industrial - 6.2%

Avolon (US) LLC Term B-2 (Ireland) due 03/21/22 ¥	1,500,000	1,522,708
BWAY Corp due 04/03/24 ¥	750,000	749,531
BWay Intermediate Co Inc 4.604% due 08/14/23 §	1,932,596	1,933,114
Flex Acquisition Co Inc 4.250% due 12/29/23 §	2,000,000	2,016,876
Gates Global LLC 4.397% due 07/06/21 §	1,958,216	1,964,336
GYP Holdings III Corp (1st Lien) 4.539% due 04/01/21 §	1,216,984	1,223,069
Jeld-Wen Inc Term B-3 4.147% due 07/01/22 §	1,148,099	1,169,143
Ply Gem Industries Inc 4.147% due 02/01/21 §	888,720	894,136
ProAmpac PG Borrower LLC
(1st Lien) due 11/20/23 ¥	2,000,000	2,021,000
(2nd Lien)
9.557% due 11/18/24 §	500,000	506,875
Quikrete Holdings Inc (1st Lien) 4.232% due 11/15/23 §	1,496,250	1,513,707
Reynolds Group Holdings Inc 3.982% due 02/05/23 §	4,230,023	4,252,497
TransDigm Inc Tranche D 4.136% due 06/04/21 §	992,347	991,624

		20,758,616

Technology - 2.8%

First Data Corp 3.984% due 07/08/22 §	1,399,430	1,412,355
Infor US Inc Tranche B-6 3.897% due 02/01/22 §	1,128,466	1,129,373
Kronos Inc (2nd Lien) 9.284% due 11/01/24 §	1,500,000	1,550,859
Micro Holding LP Term B 3.226% due 01/15/23 §	1,392,822	1,401,817
Solera LLC due 03/03/23 ¥	3,989,924	4,015,141

		9,509,545

Total Senior Loan Notes (Cost $80,239,017)		79,839,666

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.1%

Babson CLO Ltd (Cayman) 2.574% due 01/18/25 § ~	$1,000,000	$1,000,404
Birchwood Park CLO Ltd (Cayman) 2.203% due 07/15/26 § ~	700,000	700,273
Race Point VI CLO Ltd (Cayman) 4.164% due 05/24/23 § ~	750,000	755,338
SLM Private Credit Student Loan Trust 1.421% due 06/15/39 §	1,500,000	1,411,274

Total Asset-Backed Securities (Cost $3,820,625)		3,867,289

	Shares

SHORT-TERM INVESTMENT - 6.4%

Money Market Fund - 6.4%

BlackRock Liquidity Funds T-Fund Portfolio	21,581,822	21,581,822

Total Short-Term Investment (Cost $21,581,822)		21,581,822

TOTAL INVESTMENTS - 102.7% (Cost $341,482,946)		345,864,628

OTHER ASSETS & LIABILITIES, NET - (2.7%)		(9,154,878)

NET ASSETS - 100.0%		$336,709,750

Notes to Schedule of Investments

(a) As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	66.8%
Senior Loan Notes	23.7%
Short-Term Investment	6.4%
Common Stocks	3.3%
Others (each less than 3.0%)	2.5%

	102.7%
Other Assets & Liabilities, Net	(2.7%	)

	100.0%

(b)	Investments with a total aggregate value of $398,690 or 0.1% of the Fund’s net assets were in default as of March 31, 2017.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$11,049,719	$10,516,473	$—	$533,246
	Exchange-Traded Funds	4,635,498	4,635,498	—	—
	Corporate Bonds & Notes	224,890,634	—	224,890,634	—
	Senior Loan Notes	79,839,666	—	79,839,666	—
	Asset-Backed Securities	3,867,289	—	3,867,289	—
	Short-Term Investment	21,581,822	21,581,822	—	—

	Total	$345,864,628	$36,733,793	$308,597,589	$533,246

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-17

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 6.3%

Communications - 2.2%

CSC Holdings LLC
6.625% due 10/15/25 ~	$6,072,000	$6,618,480
6.750% due 11/15/21	4,000,000	4,347,500
Intelsat Jackson Holdings SA (Luxembourg) 9.500% due 09/30/22 ~	4,127,000	4,864,701
Sprint Corp
7.250% due 09/15/21	4,627,000	5,007,293
7.875% due 09/15/23	3,700,000	4,107,000

		24,944,974

Consumer, Cyclical - 1.0%

Caesars Entertainment Resort Properties LLC 11.000% due 10/01/21	2,000,000	2,185,000
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	4,250,000	4,643,125
NPC International Inc 10.500% due 01/15/20	4,920,000	5,078,670

		11,906,795

Consumer, Non-Cyclical - 0.9%

CHS/Community Health Systems Inc 5.125% due 08/01/21	3,752,000	3,723,860
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	6,500,000	7,141,875

		10,865,735

Energy - 0.9%

EP Energy LLC
8.000% due 11/29/24 ~	8,254,000	8,707,970
9.375% due 05/01/20	2,000,000	1,895,000

		10,602,970

Industrial - 1.3%

Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	14,745,000	15,187,497

Total Corporate Bonds & Notes (Cost $72,415,090)		73,507,971

SENIOR LOAN NOTES - 94.7%

Basic Materials - 3.4%

Allnex & CY SCA
Tranche B-2
4.273% due 09/13/23 §	1,134,944	1,142,747
Tranche B-3
4.273% due 09/13/23 §	855,056	860,934
Avantor Performance Materials Holdings LLC (1st Lien) 5.000% due 03/11/24 §	10,555,556	10,644,623
Expera Specialty Solutions LLC Term B 5.750% due 11/03/23 §	3,233,750	3,262,045
Ferro Corp 3.536% due 02/14/24 §	3,000,000	3,024,375
Huntsman International LLC Term B 3.982% due 04/01/23 §	3,960,100	4,004,651
MacDermid Inc
Tranche B-4
5.000% due 06/07/23 §	4,452,509	4,495,645
Tranche B-5
4.500% due 06/07/20 §	1,318,183	1,332,189
PQ Corp Tranche B-1 5.289% due 11/04/22 §	10,586,224	10,731,785

		39,498,994

	Principal Amount	Value
Communications - 8.8%

Altice US Finance I Corp due 01/15/25 ¥	$9,476,250	$9,511,786
Avaya Inc 8.500% due 01/24/18 § ¥	27,416,881	28,299,376
CSC Holdings LLC 3.943% due 10/11/24 §	4,582,237	4,580,326
Cumulus Media Holdings Inc 4.250% due 12/23/20 § ¥	7,443,229	5,584,283
iHeartCommunications Inc Tranche D 7.732% due 01/30/19 §	11,495,000	9,924,013
Intelsat Jackson Holdings SA Tranche B-2 (Luxembourg) 3.887% due 06/30/19 §	7,812,500	7,705,078
Level 3 Financing Inc Tranche B 3.227% due 02/22/24 §	7,000,000	7,015,750
Sprint Communications Inc 3.500% due 02/02/24 §	15,000,000	15,021,870
Telesat Canada Term B-4 (Canada) 4.150% due 11/17/23 §	7,467,534	7,538,476
Uber Technologies Inc 5.000% due 07/13/23 §	7,462,500	7,467,164

		102,648,122

Consumer, Cyclical - 18.2%

24 Hour Fitness Worldwide 4.897% due 05/28/21 §	4,376,250	4,378,876
Bass Pro Group LLC
4.104% due 06/05/20 §	6,001,357	5,918,838
6.147% due 12/15/23 §	6,016,667	5,811,095
BJ’s Wholesale Club Inc
(2nd Lien)
8.500% due 02/03/25 §	8,000,000	7,830,000
Tranche B (1st Lien)
4.750% due 02/03/24 §	7,500,000	7,350,000
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 § ¥	22,717,524	22,928,138
Caesars Growth Properties Holdings LLC Term B (1st Lien) 6.250% due 05/08/21 § ¥	13,418,494	13,502,360
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	7,038,045	7,002,855
CityCenter Holdings LLC Term B 3.732% due 10/16/20 §	4,210,822	4,264,510
ClubCorp Club Operations Inc Term B 4.000% due 12/15/22 §	4,758,162	4,793,848
Dollar Tree Inc Term B-2 4.250% due 07/06/22	8,890,000	9,009,348
Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	4,283,866	4,275,834
Focus Brands Inc 5.000% due 10/05/23 §	3,176,250	3,204,042
Gateway Casinos & Entertainment Ltd Tranche B-1 (Canada) 4.800% due 02/22/23 §	1,750,000	1,770,781
Hilton Worldwide Finance LLC Term B-2 2.982% due 10/25/23 §	3,000,000	3,028,437
Morsco Inc 8.000% due 10/31/23 §	6,210,937	6,280,811
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/16/24 §	9,230,754	9,262,489
Nexeo Solutions LLC Term B 4.770% due 06/09/23 §	8,436,356	8,541,811
NPC International Inc
(1st Lien)
due 03/31/24 ¥	6,000,000	6,067,500
4.750% due 12/28/18 §	10,859,097	10,947,327
(2nd Lien)
due 03/30/25 ¥	3,500,000	3,554,688

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-18

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Petco Animal Supplies Inc 4.287% due 01/26/23 §	$8,347,500	$7,893,605
Rite Aid Corp
Tranche 1 (2nd Lien)
5.750% due 08/21/20 §	23,083,930	23,208,006
Tranche 2 (2nd Lien)
4.875% due 06/21/21 §	500,000	502,084
SRS Distribution Inc
Tranche B-1
5.289% due 08/25/22 §	7,085,032	7,192,781
Term B-2 (2nd Lien)
9.789% due 02/24/23 § ¥	12,943,580	13,437,054
Univar USA Inc Term B-2 3.732% due 07/01/22 §	10,847,875	10,874,995

		212,832,113

Consumer, Non-Cyclical - 10.0%

Air Medical Group Holdings Inc
4.250% due 04/28/22 §	5,763,575	5,768,376
5.000% due 04/28/22 §	1,980,025	1,995,618
Allied Universal Holdco LLC
5.500% due 07/28/22 §	4,655,629	4,694,038
(1st Lien)
4.763% due 07/28/22 §	6,418,749	6,464,887
(2nd Lien)
9.539% due 07/28/23 §	5,100,000	5,176,500
Camelot US Acquisition 1 Co 4.750% due 10/03/23 §	9,950,000	9,994,775
Emdeon Inc 3.750% due 03/01/24 §	8,500,000	8,524,795
KAR Auction Services Inc Tranche B-3 4.500% due 03/09/23 §	990,000	1,003,148
Multiplan Inc 4.897% due 06/07/23 §	3,530,356	3,579,265
NVA Holdings Inc
Term B-2 (1st Lien)
due 08/14/21 ¥	7,278,624	7,357,474
(2nd Lien)
due 08/14/22 ¥	392,857	396,622
Pharmaceutical Product Development Inc 4.328% due 08/18/22 §	1,636,633	1,643,998
Prime Security Services Borrower LLC Term B-1 (1st Lien) 4.250% due 05/02/22 §	14,170,762	14,317,529
Reddy Ice Corp Term B (1st Lien) 6.755% due 05/01/19 §	10,605,931	10,466,643
The Brickman Group Ltd LLC (2nd Lien) 7.503% due 12/17/21 §	5,833,333	5,877,083
Valeant Pharmaceuticals Term F Tranche B due 04/01/22 ¥	22,563,971	22,679,363
Wex Inc Term B 4.482% due 06/30/23 §	6,699,375	6,788,504

		116,728,618

Energy - 5.8%

Drillships Ocean Ventures Inc (Cyprus) 5.563% due 07/25/21 § Ω	6,225,000	5,637,516
EP Energy LLC Tranche B-3 3.804% due 05/24/18 §	180,322	178,068
Fieldwood Energy LLC
3.875% due 10/01/18 §	7,053,332	6,815,282
8.000% due 08/31/20 § ¥	11,527,321	10,902,920
Floatel Delaware LLC (Norway) 6.147% due 06/27/20 §	3,717,685	3,094,973
Foresight Energy LLC due 08/21/20 ¥	2,000,000	1,980,000
Peabody Energy
4.397% due 09/24/20 § Ω ¥	13,550,000	13,704,131
due 03/31/22 ¥	13,500,000	13,500,000

	Principal Amount	Value
Power Borrower LLC
(1st Lien)
4.397% due 05/06/20 § ¥	$8,952,859	$8,984,570
(2nd Lien)
8.397% due 11/06/20 §	3,142,788	3,142,788

		67,940,248

Financial - 14.2%

Acrisure LLC Term B (1st Lien) 5.897% due 05/19/22 § ¥	15,080,159	15,329,932
AlixPartners LLP
due 04/04/24 ¥	10,250,000	10,314,063
Term B
4.000% due 07/28/22 §	9,628,369	9,704,019
Alliant Holdings I LLC 4.387% due 08/12/22 § ¥	16,208,259	16,341,636
Amwins Group LLC
(1st Lien)
4.323% due 01/25/24 §	3,990,000	4,005,377
(2nd Lien)
7.750% due 01/25/25 §	3,508,475	3,554,523
Capital Automotive LP Tranche B (2nd Lien) 7.000% due 03/24/25 §	2,500,000	2,533,600
DTZ US Borrower LLC (2nd Lien) 9.289% due 11/04/22 §	400,426	401,802
DTZ Worldwide Ltd 4.304% due 11/04/21 §	10,829,198	10,910,417
HUB International Ltd 4.035% due 10/02/20 §	13,751,951	13,826,088
Lightstone Generation LLC
Term B
5.539% due 01/30/24 §	5,168,207	5,233,734
Term C
5.539% due 01/30/24 §	318,841	322,883
NFP Corp Term B 4.647% due 01/08/24 §	11,617,394	11,749,542
TKC Holdings Inc (1st Lien) 4.750% due 02/01/23 §	7,000,000	7,071,092
UFC Holdings LLC (2nd Lien) 8.500% due 08/18/24 §	3,500,000	3,578,750
USI Inc 4.250% due 12/27/19 § ¥	15,710,391	15,752,934
VF Holding Corp Term B-1 (1st Lien) 4.250% due 06/30/23 § ¥	17,867,061	17,988,307
WaveDivision Holdings LLC 3.790% due 10/15/19 §	12,894,683	12,929,563
Zuffa (1st Lien) 4.250% due 08/18/23 §	3,482,500	3,505,815

		165,054,077

Industrial - 21.8%

Accudyne Industries LLC (Luxembourg) 4.147% due 12/13/19 §	15,292,628	14,459,180
Allflex Holdings III Inc (1st Lien) 4.583% due 07/17/20 §	5,911,132	5,955,465
Anchor Glass Container Corp
(1st Lien)
4.250% due 12/07/23 §	997,500	1,006,976
(2nd Lien)
8.750% due 12/07/24 § ¥	7,330,000	7,508,669
Avolon (US) LLC (Ireland)
Term B-1 (1st Lien)
3.228% due 07/20/20 §	1,000,000	1,012,232
Term B-2
3.728% due 03/21/22 § ¥	6,000,000	6,090,834
BWay Corp due 04/03/24 ¥	10,000,000	9,993,750
BWay Intermediate Co Inc 4.604% due 08/14/23 § ¥	11,047,034	11,049,995

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-19

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Columbus McKinnon Corp 4.147% due 01/31/24 §	$3,401,685	$3,435,702
Crosby US Acquisition Corp
(1st Lien)
4.052% due 11/23/20 §	11,920,126	11,093,168
(2nd Lien)
7.052% due 11/22/21 §	5,210,000	4,286,309
Doosan Infracore International Inc Tranche B (South Korea) 4.500% due 05/28/21 §	5,614,568	5,684,750
EWT Holdings III Corp (1st Lien)
4.897% due 01/15/21 §	8,665,115	8,730,103
5.647% due 01/15/21 §	990,000	998,663
Flex Acquisition Co Inc 4.250% due 12/29/23 §	11,250,000	11,344,928
Forterra Finance LLC 4.500% due 10/25/23 §	6,965,000	7,030,297
Gates Global LLC
4.397% due 07/06/21 § ¥	13,850,859	13,894,142
Term B (1st Lien)
4.397% due 03/30/24 §	2,000,000	2,006,250
GYP Holdings III Corp (1st Lien) 4.539% due 04/01/21 §	5,661,971	5,690,281
Headwaters Inc Term B-1 4.000% due 03/24/22 §	2,445,033	2,454,507
HGIM Corp Term B 5.637% due 06/18/20 § ¥	11,979,472	8,595,271
Jeld-Wen Inc Term B-3 4.147% due 07/01/22 § ¥	10,233,176	10,420,750
Manitowoc Foodservice Inc Term B 4.000% due 03/03/23 §	4,602,707	4,658,331
Power Products LLC (1st Lien) 5.530% due 12/20/22 §	5,500,000	5,551,563
Pregis Holding I Corp (1st Lien) 4.647% due 05/20/21 §	976,730	982,834
ProAmpac PG Borrower LLC
(1st Lien)
5.057% due 11/20/23 §	14,334,661	14,485,174
(2nd Lien)
9.557% due 11/18/24 §	3,690,000	3,740,738
Quikrete Holdings Inc (1st Lien) 4.232% due 11/15/23 §	10,224,375	10,343,663
Reynolds Group Holdings Inc 3.982% due 02/05/23 §	15,981,183	16,066,091
Safway Group Holding LLC 5.750% due 08/21/23 § ¥	17,431,203	17,623,678
TransDigm Inc
Tranche D
4.136% due 06/04/21 §	3,351,784	3,349,341
Tranche F
3.982% due 06/09/23 §	3,979,950	3,966,271
Tricorbraun Holdings Inc (1st Lien) 4.897% due 11/30/23 §	4,080,682	4,131,690
USIC Holding Inc (1st Lien) 5.170% due 12/08/23 §	4,488,750	4,535,042
Zekelman Industries Inc 4.906% due 06/14/21 §	4,320,157	4,384,960
Zodiac Pool Solutions LLC (1st Lien) 5.647% due 12/20/23 §	7,980,000	8,042,348

		254,603,946

Technology - 8.7%

Applied Systems Inc (2nd Lien) 7.647% due 01/24/22 §	3,025,074	3,050,282
Bright Bidco (1st Lien) (Netherlands) due 03/17/24 ¥	4,000,000	4,050,000
CCC Information Services Inc
due 03/31/24 ¥	7,500,000	7,537,500
due 03/31/25 ¥	4,750,000	4,785,625

	Principal Amount	Value
Cypress Semiconductor Corp 4.580% due 07/05/21 §	$4,875,000	$4,927,796
Genesys Telecom Holdings Tranche B-1 5.025% due 12/01/23 §	5,182,358	5,224,465
Information Resources Inc
(1st Lien)
5.250% due 01/18/24 §	5,500,000	5,576,483
(2nd Lien)
9.250% due 01/20/25 §	2,250,000	2,245,313
Kronos Inc
(1st Lien)
5.034% due 11/01/23 § ¥	8,478,750	8,537,041
(2nd Lien)
9.284% due 11/01/24 § ¥	14,550,000	15,043,332
ON Semiconductor Corp Term B (1st Lien) 3.232% due 03/31/23 §	4,541,515	4,561,697
Solera LLC 4.250% due 03/03/23 § ¥	20,446,445	20,575,667
Sophia LP Term B 4.397% due 09/30/22 § ¥	15,096,916	15,129,269

		101,244,470

Utilities - 3.8%

Energy Future Intermediate Holding Co LLC 4.304% due 06/30/17 §	1,000,000	1,000,833
Helix Gen Funding LLC Term B (1st Lien) due 03/10/24 ¥	11,000,000	11,168,443
Pike Corp
(1st Lien)
4.750% due 03/08/24 § ¥	7,000,000	7,083,125
(2nd Lien)
9.000% due 09/10/24 § ¥	5,250,000	5,250,000
Talen Energy Supply LLC 6.060% due 12/06/23 §	4,987,500	5,071,664
Tex Operations Co LLC
3.732% due 08/04/23 §	8,678,250	8,667,402
4.193% due 12/14/23 §	3,990,000	4,003,718
Term C
3.732% due 08/04/23 §	1,984,211	1,981,731

		44,226,916

Total Senior Loan Notes (Cost $1,098,237,930)		1,104,777,504

	Shares
SHORT-TERM INVESTMENT - 12.0%

Money Market Fund - 12.0%

BlackRock Liquidity Funds T-Fund Portfolio	140,480,754	140,480,754

Total Short-Term Investment (Cost $140,480,754)		140,480,754

TOTAL INVESTMENTS - 113.0% (Cost $1,311,133,774)		1,318,766,229

OTHER ASSETS & LIABILITIES, Net - (13.0%)		(151,684,095)

NET ASSETS - 100.0%		$1,167,082,134

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-20

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2017

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	23.1%
Consumer, Cyclical	19.2%
Financial	14.2%
Short-Term Investment	12.0%
Communications	11.0%
Consumer, Non-Cyclical	10.9%
Technology	8.7%
Energy	6.7%
Utilities	3.8%
Basic Materials	3.4%

	113.0%
Other Assets & Liabilities, Net	(13.0%	)

	100.0%

(b)	Investments with a total aggregate value of $19,341,647 or 1.7% of the Fund’s net assets were in default as of March 31, 2017.

(c)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments of $6,742,990 or 0.6% of net assets as of March 31, 2017, which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Acrisure LLC Term B (1st Lien)	$419,202	$426,795	$7,593
Avantor Performance Materials Holdings LLC (1st Lien)	443,333	448,195	4,862
CSC Holdings LLC Term B (1st Lien)	5,472,500	5,498,509	26,009
Tricorbraun Holdings Inc (1st Lien)	407,955	414,205	6,250

	$6,742,990	$6,787,704	$44,714

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$73,507,971	$—	$73,507,971	$—
	Senior Loan Notes	1,104,777,504	—	1,101,682,531	3,094,973
	Short-Term Investment	140,480,754	140,480,754	—	—
	Unfunded Loan Commitments	6,787,704	—	6,787,704	—

	Total	$1,325,553,933	$140,480,754	$1,181,978,206	$3,094,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-21

PACIFIC FUNDS

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 0.8%

Consumer, Cyclical - 0.8%

Modular Space Corp *	21,952	$290,864

Total Common Stocks (Cost $381,841)		290,864

	Principal Amount

CORPORATE BONDS & NOTES - 51.2%

Basic Materials - 3.1%

ArcelorMittal (Luxembourg) 6.000% due 08/05/20	$250,000	270,625
Constellium NV (Netherlands) 6.625% due 03/01/25 ~	250,000	241,875
Freeport-McMoran Inc 3.100% due 03/15/20	250,000	246,850
Hexion Inc 6.625% due 04/15/20	150,000	138,375
Tronox Finance LLC 6.375% due 08/15/20	125,000	126,094

		1,023,819

Communications - 9.6%

Cablevision Systems Corp 8.625% due 09/15/17	150,000	154,313
CCO Holdings LLC 5.750% due 09/01/23	250,000	260,625
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	400,000	412,500
Charter Communications Operating LLC 4.464% due 07/23/22	250,000	263,577
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	150,000	156,468
DISH DBS Corp 6.750% due 06/01/21	250,000	270,469
Hughes Satellite Systems Corp 7.625% due 06/15/21	400,000	442,500
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	116,000	70,180
Outfront Media Capital LLC 5.250% due 02/15/22	250,000	259,687
Sprint Communications Inc 6.000% due 11/15/22	150,000	153,750
Sprint Corp 7.250% due 09/15/21	300,000	324,657
T-Mobile USA Inc 6.633% due 04/28/21	150,000	155,400
Townsquare Media Inc 6.500% due 04/01/23 ~	50,000	50,125
WaveDivision Escrow LLC 8.125% due 09/01/20 ~	250,000	257,812

		3,232,063

Consumer, Cyclical - 10.4%

Beacon Roofing Supply Inc 6.375% due 10/01/23	250,000	267,500
Beazer Homes USA Inc 7.250% due 02/01/23	450,000	466,875
CalAtlantic Group Inc 6.625% due 05/01/20	400,000	438,000
Cedar Fair LP 5.250% due 03/15/21	250,000	256,562
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	125,000	136,563

	Principal Amount	Value
IHO Verwaltungs GmbH (Germany) 4.500% Cash or 5.250% PIK due 09/15/23 ~	$200,000	$198,250
Landry’s Inc 6.750% due 10/15/24 ~	150,000	156,000
MGM Resorts International 6.750% due 10/01/20	250,000	275,625
NCL Corp Ltd 4.625% due 11/15/20 ~	250,000	256,562
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	250,000	256,563
NPC International Inc 10.500% due 01/15/20	350,000	361,288
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	250,000	257,112
The Men’s Wearhouse Inc 7.000% due 07/01/22	175,000	156,188

		3,483,088

Consumer, Non-Cyclical - 5.8%

Ahern Rentals Inc 7.375% due 05/15/23 ~	100,000	86,500
CHS/Community Health Systems Inc 7.125% due 07/15/20	350,000	322,000
HCA Inc 5.250% due 04/15/25	400,000	426,000
Herc Rentals Inc 7.500% due 06/01/22 ~	230,000	245,525
Team Health Holdings Inc 6.375% due 02/01/25 ~	150,000	147,375
Tenet Healthcare Corp 5.000% due 03/01/19	250,000	251,633
The ADT Corp 6.250% due 10/15/21	300,000	327,570
Valeant Pharmaceuticals International Inc 5.625% due 12/01/21 ~	150,000	121,500

		1,928,103

Energy - 3.6%

Chesapeake Energy Corp 6.125% due 02/15/21	150,000	146,250
Ensco PLC 8.000% due 01/31/24	125,000	127,187
Precision Drilling Corp (Canada) 7.750% due 12/15/23 ~	125,000	132,188
Regency Energy Partners LP 6.500% due 07/15/21	150,000	154,976
Sanchez Energy Corp 7.750% due 06/15/21	150,000	148,875
SemGroup Corp 6.375% due 03/15/25 ~	50,000	49,375
SESI LLC 7.125% due 12/15/21	200,000	203,500
Sunoco LP 5.500% due 08/01/20	250,000	252,812

		1,215,163

Financial - 2.1%

Ally Financial Inc 4.250% due 04/15/21	350,000	357,875
Intelsat Connect Finance SA (Luxembourg) 12.500% due 04/01/22 ~	156,000	140,010
Jefferies Finance LLC 7.375% due 04/01/20 ~	200,000	203,000

		700,885

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-22

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Industrial - 12.6%

Apex Tool Group LLC 7.000% due 02/01/21 ~	$150,000	$136,500
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23 ~	200,000	206,500
Ardagh Packaging Finance PLC (Ireland) 6.000% due 02/15/25 ~	200,000	202,750
Berry Plastics Corp 5.125% due 07/15/23	400,000	411,500
BWAY Holding Co
5.500% due 04/15/24 ~	150,000	151,500
9.125% due 08/15/21 ~	250,000	273,737
Cloud Crane LLC 10.125% due 08/01/24 ~	125,000	133,750
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	250,000	247,500
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	165,000	168,712
Louisiana-Pacific Corp 4.875% due 09/15/24	275,000	277,063
Novelis Corp 5.875% due 09/30/26 ~	350,000	357,875
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	250,000	265,000
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	400,000	412,004
Sealed Air Corp 4.875% due 12/01/22 ~	500,000	522,810
TransDigm Inc 5.500% due 10/15/20	250,000	251,563
US Concrete Inc 6.375% due 06/01/24 ~	50,000	52,000
Zekelman Industries Inc 9.875% due 06/15/23 ~	150,000	168,000

		4,238,764

Technology - 2.6%

Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	150,000	154,125
NXP BV (Netherlands) 4.625% due 06/01/23 ~	200,000	212,250
Quintiles IMS Inc 4.875% due 05/15/23 ~	250,000	254,687
Sensata Technologies BV 5.625% due 11/01/24 ~	250,000	261,563

		882,625

Utilities - 1.4%

Calpine Corp 5.750% due 01/15/25	250,000	249,345
Dynegy Inc 6.750% due 11/01/19	150,000	154,875
NRG Energy Inc 7.625% due 01/15/18	67,000	69,513

		473,733

Total Corporate Bonds & Notes (Cost $16,958,089)		17,178,243

SENIOR LOAN NOTES - 44.0%

Consumer, Cyclical - 16.0%

Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	241,875	244,117
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	485,000	482,575

	Principal Amount	Value
ClubCorp Club Operations Inc Term B 4.000% due 12/15/22 §	$361,205	$363,914
Dollar Tree Inc Term B-2 4.250% due 07/06/22	625,000	633,391
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/16/24 §	372,978	374,261
Nexeo Solutions LLC Term B 4.770% due 06/09/23 §	248,128	251,230
Petco Animal Supplies Inc 4.287% due 01/26/23 §	742,500	702,127
Petsmart Inc Tranche B-2 4.020% due 03/11/22 §	736,875	706,663
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	750,000	754,031
SRS Distribution Inc Term B-2 (2nd Lien) 9.789% due 02/24/23 §	448,630	465,734
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	483,788	390,507

		5,368,550

Consumer, Non-Cyclical - 9.5%

Albertson’s LLC
Term B-4
3.982% due 08/25/21 §	423,600	426,160
Term B-6
4.302% due 06/22/23 §	172,806	174,048
CHS/Community Health Systems Inc
Term G
3.798% due 12/31/19 §	33,197	33,048
Term H
4.048% due 01/27/21 §	61,082	60,287
Multiplan Inc 4.897% due 06/07/23 §	364,841	369,896
Pharmaceutical Product Development Inc 4.328% due 08/18/22 §	589,500	592,153
Reddy Ice Corp Term B (1st Lien) 6.755% due 05/01/19 §	483,026	476,682
The Brickman Group Ltd LLC (2nd Lien) 7.503% due 12/17/21 §	300,000	302,250
US Foods Inc 3.732% due 06/27/23 §	737,552	745,443

		3,179,967

Financial - 4.9%

AlixPartners LLP Term B 4.000% due 07/28/22 §	396,000	399,111
HUB International Ltd 4.035% due 10/02/20 §	241,390	242,691
USI Inc 4.250% due 12/27/19 §	272,126	272,863
VF Holding Corp Term B-1 (1st Lien) 4.250% due 06/30/23 §	497,500	500,876
WaveDivision Holdings LLC 3.790% due 10/15/19 §	241,806	242,460

		1,658,001

Industrial - 8.4%

Accudyne Industries LLC (Luxembourg) 4.147% due 12/13/19 §	337,434	319,044
Avolon (US) LLC Term B-2 (Ireland) due 03/21/22 ¥	500,000	507,570
Crosby US Acquisition Corp (1st Lien) 4.052% due 11/23/20 §	484,962	451,318
EWT Holdings III Corp (1st Lien) 4.897% due 01/15/21 §	290,250	292,427
Gates Global LLC 4.397% due 07/06/21 §	237,162	237,903
Ply Gem Industries Inc 4.147% due 02/01/21 §	298,953	300,775

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-23

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Rexnord LLC Term B 3.837% due 08/21/23 §	$205,431	$206,444
Waste Industries USA Inc Term B 3.733% due 02/27/20 §	493,703	496,634

		2,812,115

Technology - 3.7%

Applied Systems Inc (1st Lien) 4.147% due 01/25/21 §	332,159	334,165
First Data Corp 3.984% due 07/08/22 §	466,477	470,785
Kronos Inc (2nd Lien) 9.284% due 11/01/24 §	250,000	258,477
Micro Holding LP Term B 3.226% due 01/15/23 §	184,262	185,452

		1,248,879

Utilities - 1.5%

Tex Operations Co LLC 3.732% due 08/04/23 §	406,125	405,617
Term C
3.732% due 08/04/23 §	92,857	92,741

		498,358

Total Senior Loan Notes (Cost $14,960,431)		14,765,870

	Shares

SHORT-TERM INVESTMENT - 5.5%

Money Market Fund - 5.5%

BlackRock Liquidity Funds T-Fund Portfolio	1,846,525	1,846,525

Total Short-Term Investment (Cost $1,846,525)		1,846,525

TOTAL INVESTMENTS - 101.5% (Cost $34,146,886)		34,081,502

OTHER ASSETS & LIABILITIES, NET - (1.5%)		(517,655)

NET ASSETS - 100.0%		$33,563,847

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	27.2%
Industrial	21.0%
Consumer, Non-Cyclical	15.3%
Communications	9.6%
Financial	7.0%
Technology	6.3%
Short-Term Investment	5.5%
Energy	3.6%
Basic Materials	3.1%
Others (each less than 3.0%)	2.9%

	101.5%
Other Assets & Liabilities, Net	(1.5%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$290,864	$—	$—	$290,864
	Corporate Bonds & Notes	17,178,243	—	17,178,243	—
	Senior Loan Notes	14,765,870	—	14,765,870	—
	Short-Term Investment	1,846,525	1,846,525	—	—

	Total	$34,081,502	$1,846,525	$31,944,113	$290,864

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-24

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 2.7%

Consumer, Cyclical - 1.2%

Cedar Fair LP	1,300	$88,153
Las Vegas Sands Corp	1,315	75,047
Lennar Corp ‘A’	950	48,630
Modular Space Corp *	7,317	96,950
Six Flags Entertainment Corp	755	44,915

		353,695

Energy - 0.3%

Sunoco LP	3,600	87,012

Financial - 0.7%

Bank of America Corp	5,245	123,730
The PNC Financial Services Group Inc	235	28,256
Wells Fargo & Co	750	41,745

		193,731

Industrial - 0.5%

Allegion PLC	1,340	101,438
Xylem Inc	631	31,689

		133,127

Total Common Stocks (Cost $732,944)		767,565

CLOSED-END MUTUAL FUNDS - 1.0%

First Trust Senior Floating Rate Income Fund II *	8,132	112,466
Invesco Senior Income Trust *	14,023	64,926
Voya Prime Rate Trust *	20,481	110,802

Total Closed-End Mutual Funds (Cost $275,294)		288,194

	Principal Amount
CORPORATE BONDS & NOTES - 88.8%

Basic Materials - 4.6%

ArcelorMittal (Luxembourg) 7.750% due 10/15/39	$175,000	199,500
Blue Cube Spinco Inc 9.750% due 10/15/23	125,000	150,312
Constellium NV (Netherlands) 6.625% due 03/01/25 ~	250,000	241,875
Freeport-McMoRan Inc
3.550% due 03/01/22	150,000	139,875
6.875% due 02/15/23 ~	125,000	129,687
Hexion Inc
6.625% due 04/15/20	75,000	69,187
10.375% due 02/01/22 ~	25,000	25,000
Kraton Polymers LLC 7.000% due 04/15/25 ~	25,000	25,437
Teck Resources Ltd (Canada) 3.750% due 02/01/23	200,000	195,000
Tronox Finance LLC 6.375% due 08/15/20	128,000	129,120

		1,304,993

Communications - 13.1%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	125,000	133,125
CCO Holdings LLC 5.375% due 05/01/25 ~	350,000	360,062

	Principal Amount	Value
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	$124,000	$129,347
7.625% due 03/15/20	100,000	101,250
CommScope Technologies LLC 5.000% due 03/15/27 ~	25,000	25,024
CSC Holdings LLC 6.625% due 10/15/25 ~	300,000	327,000
DISH DBS Corp
5.125% due 05/01/20	50,000	52,250
5.875% due 11/15/24	125,000	131,719
Frontier Communications Corp 10.500% due 09/15/22	75,000	76,312
iHeartCommunications Inc 11.250% due 03/01/21	25,000	19,812
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20	100,000	91,625
8.000% due 02/15/24 ~	75,000	79,687
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	29,000	17,545
Lamar Media Corp 5.750% due 02/01/26	175,000	187,906
Level 3 Financing Inc 5.250% due 03/15/26	175,000	176,531
Outfront Media Capital LLC 5.875% due 03/15/25	225,000	236,531
SFR Group SA (France) 7.375% due 05/01/26 ~	200,000	206,750
Sprint Corp
7.250% due 09/15/21	275,000	297,602
7.625% due 02/15/25	250,000	273,750
T-Mobile USA Inc
6.000% due 04/15/24	100,000	106,875
6.375% due 03/01/25	100,000	108,000
6.625% due 04/01/23	275,000	294,162
Townsquare Media Inc 6.500% due 04/01/23 ~	50,000	50,125
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	250,000	254,375

		3,737,365

Consumer, Cyclical - 16.6%

99 Cents Only Stores LLC 11.000% due 12/15/19	110,000	72,050
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	165,073	170,644
American Axle & Manufacturing Inc
6.250% due 04/01/25 ~	75,000	75,281
6.500% due 04/01/27 ~	75,000	74,953
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	150,000	156,375
Beazer Homes USA Inc
6.750% due 03/15/25 ~	25,000	25,187
7.250% due 02/01/23	175,000	181,562
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	275,000	287,719
11.000% due 10/01/21	75,000	81,937
CalAtlantic Group Inc
5.375% due 10/01/22	100,000	104,875
6.625% due 05/01/20	75,000	82,125
Carrols Restaurant Group Inc 8.000% due 05/01/22	125,000	134,062
CCM Merger Inc 6.000% due 03/15/22 ~	125,000	127,812
CEC Entertainment Inc 8.000% due 02/15/22	275,000	287,719
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	175,000	191,187
Dollar Tree Inc 5.750% due 03/01/23	150,000	160,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-25

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	$150,000	$152,250
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24 ~	200,000	211,000
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	195,500
Jack Ohio Finance LLC
6.750% due 11/15/21 ~	125,000	129,687
10.250% due 11/15/22 ~	75,000	80,602
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	125,000	128,906
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	200,000	208,750
Landry’s Inc 6.750% due 10/15/24 ~	125,000	130,000
Lennar Corp
4.750% due 05/30/25	50,000	50,375
4.875% due 12/15/23	200,000	205,500
Party City Holdings Inc 6.125% due 08/15/23 ~	125,000	127,187
PetSmart Inc 7.125% due 03/15/23 ~	215,000	204,787
Scientific Games International Inc
7.000% due 01/01/22 ~	80,000	85,700
10.000% due 12/01/22	100,000	107,000
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	75,000	74,203
The Men’s Wearhouse Inc 7.000% due 07/01/22	150,000	133,875
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	64,564	65,936
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	196,797	205,653
Virgin Australia Trust ‘B’ (Australia) 6.000% due 04/23/22 ~	23,492	23,816

		4,734,715

Consumer, Non-Cyclical - 15.4%

Ahern Rentals Inc 7.375% due 05/15/23 ~	550,000	475,750
Albertson’s LLC
5.750% due 03/15/25 ~	75,000	72,937
6.625% due 06/15/24 ~	25,000	25,625
CHS/Community Health Systems Inc
6.250% due 03/31/23	25,000	25,594
6.875% due 02/01/22	150,000	129,000
8.000% due 11/15/19	75,000	73,781
DPx Holdings BV 7.500% due 02/01/22 ~	200,000	211,250
HCA Inc 5.250% due 04/15/25	400,000	426,000
Herc Rentals Inc 7.500% due 06/01/22 ~	161,000	171,867
IHS Markit Ltd 5.000% due 11/01/22 ~	175,000	184,187
inVentiv Group Holdings Inc 7.500% due 10/01/24 ~	25,000	25,844
Jaguar Holding Co II 6.375% due 08/01/23 ~	175,000	183,312
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	200,000	210,500
JBS USA LUX SA (Brazil) 7.250% due 06/01/21 ~	50,000	51,625
Live Nation Entertainment Inc 4.875% due 11/01/24 ~	125,000	125,312
MEDNAX Inc 5.250% due 12/01/23 ~	200,000	204,500
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	50,000	54,937

	Principal Amount	Value
Team Health Holdings Inc 6.375% due 02/01/25 ~	$150,000	$147,375
Tenet Healthcare Corp
5.000% due 03/01/19	75,000	75,490
6.750% due 06/15/23	250,000	246,250
7.500% due 01/01/22 ~	25,000	27,062
The ADT Corp 6.250% due 10/15/21	300,000	327,570
TMS International Corp 7.625% due 10/15/21 ~	125,000	126,562
United Rentals North America Inc
4.625% due 07/15/23	75,000	77,531
5.500% due 05/15/27	75,000	75,937
Universal Health Services Inc 5.000% due 06/01/26 ~	200,000	206,500
Valeant Pharmaceuticals International Inc
6.375% due 10/15/20 ~	100,000	91,000
6.500% due 03/15/22 ~	75,000	77,344
7.000% due 03/15/24 ~	25,000	25,719
7.500% due 07/15/21 ~	250,000	220,000

		4,376,361

Energy - 13.9%

Callon Petroleum Co 6.125% due 10/01/24 ~	125,000	130,625
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25 ~	75,000	78,469
Chesapeake Energy Corp
6.125% due 02/15/21	50,000	48,750
8.000% due 12/15/22 ~	75,000	78,844
Energy Transfer Equity LP 5.875% due 01/15/24	125,000	133,438
Ensco PLC
5.750% due 10/01/44	50,000	37,750
8.000% due 01/31/24	50,000	50,875
EP Energy LLC
7.750% due 09/01/22	225,000	189,563
8.000% due 11/29/24 ~	25,000	26,375
8.000% due 02/15/25 ~	100,000	93,500
Halcon Resources Corp
6.750% due 02/15/25 ~	50,000	49,350
12.000% due 02/15/22 ~	117,000	137,183
MEG Energy Corp (Canada)
6.375% due 01/30/23 ~	100,000	89,750
6.500% due 01/15/25 ~	25,000	25,094
Noble Holding International Ltd (United Kingdom) 7.750% due 01/15/24	50,000	48,250
Parsley Energy LLC 5.375% due 01/15/25 ~	125,000	127,188
PDC Energy Inc 6.125% due 09/15/24 ~	150,000	154,500
Precision Drilling Corp (Canada)
6.625% due 11/15/20	44,843	45,292
7.750% due 12/15/23 ~	75,000	79,313
QEP Resources Inc 6.875% due 03/01/21	150,000	160,125
Range Resources Corp 5.875% due 07/01/22 ~	160,000	165,600
Rice Energy Inc 7.250% due 05/01/23	100,000	107,000
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	100,000	107,825
5.625% due 03/01/25	200,000	217,150
Sanchez Energy Corp 7.750% due 06/15/21	150,000	148,875
SemGroup Corp
5.625% due 11/15/23	100,000	98,500
6.375% due 03/15/25 ~	75,000	74,063
SESI LLC 7.125% due 12/15/21	100,000	101,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-26

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Summit Midstream Holdings LLC
5.500% due 08/15/22	$150,000	$150,750
5.750% due 04/15/25	25,000	25,000
Sunoco Finance Corp 5.500% due 08/01/20	75,000	75,844
Targa Resources Partners LP
5.125% due 02/01/25 ~	100,000	103,375
5.375% due 02/01/27 ~	50,000	52,000
6.750% due 03/15/24	50,000	54,500
Tesoro Logistics LP 5.250% due 01/15/25	150,000	157,125
Transocean Inc
6.500% due 11/15/20	50,000	50,750
7.500% due 04/15/31	65,000	58,825
Weatherford International Ltd 8.250% due 06/15/23	100,000	109,000
Whiting Petroleum Corp 6.250% due 04/01/23	150,000	150,000
WPX Energy Inc 6.000% due 01/15/22	150,000	153,750

		3,945,916

Financial - 5.1%

AAF Holdings LLC 12.000% Cash or 12.750% PIK due 07/01/19 ~	65,390	68,333
Ally Financial Inc 5.750% due 11/20/25	350,000	359,625
CyrusOne LP REIT
5.000% due 03/15/24 ~	50,000	51,500
5.375% due 03/15/27 ~	25,000	25,313
Intelsat Connect Finance (Luxembourg) 12.500% due 04/01/22 ~	39,000	35,003
Jefferies Finance LLC 7.375% due 04/01/20 ~	375,000	380,625
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	175,000	185,500
Springleaf Finance Corp 8.250% due 12/15/20	175,000	191,625
Starwood Property Trust Inc 5.000% due 12/15/21 ~	75,000	78,000
The Howard Hughes Corp 5.375% due 03/15/25 ~	75,000	74,438

		1,449,962

Industrial - 12.2%

Accudyne Industries LLC (Luxembourg) 7.750% due 12/15/20 ~	100,000	84,750
Allegion PLC 5.875% due 09/15/23	125,000	134,063
Allegion US Holding Co Inc 5.750% due 10/01/21	50,000	52,313
Apex Tool Group LLC 7.000% due 02/01/21 ~	125,000	113,750
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23 ~	200,000	206,500
BWAY Holding Co
5.500% due 04/15/24 ~	125,000	126,250
9.125% due 08/15/21 ~	275,000	301,111
Cloud Crane LLC 10.125% due 08/01/24 ~	100,000	107,000
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	141,000	139,590
CPG Merger Sub LLC 8.000% due 10/01/21 ~	125,000	131,563
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	135,000	138,038

	Principal Amount	Value
Louisiana-Pacific Corp 4.875% due 09/15/24	$250,000	$251,875
Masco Corp 7.750% due 08/01/29	75,000	96,626
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	125,000	132,813
Novelis Corp
5.875% due 09/30/26 ~	75,000	76,688
6.250% due 08/15/24 ~	175,000	182,875
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	75,000	78,281
5.500% due 02/15/24 ~	50,000	52,125
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	175,000	180,031
7.000% due 07/15/24 ~	25,000	26,813
Sealed Air Corp
5.125% due 12/01/24 ~	25,000	26,094
5.500% due 09/15/25 ~	75,000	79,688
TransDigm Inc
5.500% due 10/15/20	125,000	125,781
6.500% due 07/15/24	125,000	126,875
US Concrete Inc
6.375% due 06/01/24	125,000	130,000
6.375% due 06/01/24 ~	50,000	52,000
Welbilt Inc 9.500% due 02/15/24	165,000	190,988
Zekelman Industries Inc 9.875% due 06/15/23 ~	125,000	140,000

		3,484,481

Technology - 5.6%

Diamond 1 Finance Corp 5.875% due 06/15/21 ~	125,000	131,451
First Data Corp 5.750% due 01/15/24 ~	100,000	103,525
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	275,000	282,563
Microsemi Corp 9.125% due 04/15/23 ~	150,000	173,063
Nuance Communications Inc 5.625% due 12/15/26 ~	100,000	102,500
NXP BV (Netherlands) 3.875% due 09/01/22 ~	300,000	307,500
Quintiles IMS Inc 4.875% due 05/15/23 ~	250,000	254,688
Sensata Technologies BV 5.625% due 11/01/24 ~	225,000	235,406

		1,590,696

Utilities - 2.3%

Calpine Corp 5.875% due 01/15/24 ~	200,000	211,750
6.000% due 01/15/22 ~	100,000	104,625
Dynegy Inc 7.625% due 11/01/24	100,000	95,875
NRG Energy Inc 7.250% due 05/15/26	125,000	129,375
Talen Energy Supply LLC 6.500% due 06/01/25	150,000	127,875

		669,500

Total Corporate Bonds & Notes (Cost $24,758,264)		25,293,989

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-27

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT - 6.9%

Money Market Fund - 6.9%

BlackRock Liquidity Funds T-Fund Portfolio	1,955,402	$1,955,402

Total Short-Term Investment (Cost $1,955,402)		1,955,402

TOTAL INVESTMENTS - 99.4% (Cost $27,721,904)		28,305,150

OTHER ASSETS & LIABILITIES, NET - 0.6%		184,381

NET ASSETS - 100.0%		$28,489,531

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	17.8%
Consumer, Non-Cyclical	15.4%
Energy	14.2%
Communications	13.1%
Industrial	12.7%
Short-Term Investment	6.9%
Financial	5.8%
Technology	5.6%
Basic Materials	4.6%
Others (each less than 3.0%)	3.3%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Swap agreement outstanding as of March 31, 2017 was as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-Month USD-LIBOR	MSC	12/20/17	$1,000,000	$9,619	$—	$9,619

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$767,565	$670,615	$—	$96,950
	Closed-End Mutual Funds	288,194	288,194	—	—
	Corporate Bonds & Notes	25,293,989	—	25,293,989
	Short-Term Investment	1,955,402	1,955,402	—	—
	Derivatives:
	Interest Rate Contracts
	Swaps	9,619	—	9,619	—

	Total	$28,314,769	$2,914,211	$25,303,608	$96,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-28

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 1.6%

The Dow Chemical Co	2,859	$181,661

Communications - 16.2%

Alphabet Inc ‘A’ *	230	194,994
Alphabet Inc ‘C’ *	231	191,628
Amazon.com Inc *	202	179,081
AT&T Inc	5,783	240,284
CBS Corp ‘B’	2,135	148,084
Cisco Systems Inc	5,299	179,106
Comcast Corp ‘A’	6,074	228,322
CommScope Holding Co Inc *	1,497	62,440
Facebook Inc ‘A’ *	1,238	175,858
Verizon Communications Inc	3,911	190,661

		1,790,458

Consumer, Cyclical - 9.7%

Delta Air Lines Inc	2,661	122,300
DR Horton Inc	3,736	124,446
Lear Corp	913	129,263
McDonald’s Corp	1,167	151,255
Michael Kors Holdings Ltd *	2,190	83,461
Penske Automotive Group Inc	1,651	77,283
PVH Corp	1,417	146,617
Skechers U.S.A. Inc ‘A’ *	3,236	88,828
The Home Depot Inc	1,049	154,025

		1,077,478

Consumer, Non-Cyclical - 24.6%

Abbott Laboratories	2,945	130,788
Amgen Inc	943	154,718
Biogen Inc *	381	104,173
Bioverativ Inc * l	—	27
Booz Allen Hamilton Holding Corp	3,072	108,718
Celgene Corp *	1,334	165,990
Danaher Corp	1,538	131,545
Eli Lilly & Co	1,936	162,837
Gilead Sciences Inc	1,963	133,327
Hill-Rom Holdings Inc	867	61,210
Ingredion Inc	989	119,105
Medtronic PLC	1,724	138,886
PepsiCo Inc	1,827	204,368
Pfizer Inc	4,954	169,476
Post Holdings Inc *	1,139	99,685
Quanta Services Inc *	2,957	109,734
The Hershey Co	1,087	118,755
The Procter & Gamble Co	1,380	123,993
Thermo Fisher Scientific Inc	941	144,538
Tyson Foods Inc ‘A’	1,591	98,181
UnitedHealth Group Inc	1,437	235,682

		2,715,736

Energy - 7.4%

Chevron Corp	1,037	111,343
ConocoPhillips	2,992	149,211
Energen Corp *	2,151	117,101
EOG Resources Inc	1,245	121,450
Exxon Mobil Corp	1,085	88,981
Halliburton Co	2,340	115,151
Valero Energy Corp	1,799	119,256

		822,493

Financial - 15.0%

American Express Co	1,474	116,608
Bank of America Corp	9,443	222,760
Chubb Ltd	1,053	143,471

	Shares	Value
Citigroup Inc	2,455	$146,858
Huntington Bancshares Inc	7,859	105,232
JPMorgan Chase & Co	3,317	291,365
Kimco Realty Corp REIT	4,429	97,837
Prologis Inc REIT	2,391	124,045
Prudential Financial Inc	1,108	118,201
State Street Corp	1,692	134,700
SunTrust Banks Inc	1,178	65,143
Visa Inc ‘A’	991	88,070

		1,654,290

Industrial - 6.8%

General Electric Co	1,631	48,604
Ingersoll-Rand PLC	1,333	108,400
Northrop Grumman Corp	644	153,169
Parker-Hannifin Corp	901	144,448
Stanley Black & Decker Inc	890	118,254
Waste Management Inc	1,713	124,912
WestRock Co	1,142	59,418

		757,205

Technology - 13.8%

Apple Inc	3,757	539,731
Electronic Arts Inc *	1,458	130,520
Hewlett Packard Enterprise Co	6,179	146,442
Microsoft Corp	5,143	338,784
Oracle Corp	4,848	216,269
QUALCOMM Inc	2,659	152,467

		1,524,213

Utilities - 2.5%

Public Service Enterprise Group Inc	3,351	148,617
Xcel Energy Inc	2,872	127,660

		276,277

Total Common Stocks (Cost $9,685,869)		10,799,811

SHORT-TERM INVESTMENT - 3.0%

Money Market Fund - 3.0%

BlackRock Liquidity Funds T-Fund Portfolio	331,276	331,276

Total Short-Term Investment (Cost $331,276)		331,276

TOTAL INVESTMENTS - 100.6% (Cost $10,017,145)		11,131,087

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(67,958)

NET ASSETS - 100.0%		$11,063,129

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.6%
Communications	16.2%
Financial	15.0%
Technology	13.8%
Consumer, Cyclical	9.7%
Energy	7.4%
Industrial	6.8%
Short-Term Investment	3.0%
Others (each less than 3.0%)	4.1%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-29

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP

Schedule of Investments (Continued)

March 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$10,799,811	$10,799,811	$—	$—
	Short-Term Investment	331,276	331,276	—	—

	Total	$11,131,087	$11,131,087	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-30

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP VALUE

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 4.3%

LyondellBasell Industries NV ‘A’	3,345	$305,031
Nucor Corp	6,203	370,443
The Dow Chemical Co	10,949	695,699

		1,371,173

Communications - 9.5%

AT&T Inc	24,204	1,005,676
CBS Corp ‘B’	5,851	405,825
Cisco Systems Inc	16,026	541,679
Comcast Corp ‘A’	11,928	448,374
Time Warner Inc	2,816	275,151
Verizon Communications Inc	7,288	355,290

		3,031,995

Consumer, Cyclical - 5.1%

Delta Air Lines Inc	8,591	394,842
PulteGroup Inc	15,098	355,558
PVH Corp	3,267	338,036
Skechers U.S.A. Inc ‘A’ *	10,820	297,009
The Home Depot Inc	1,509	221,566

		1,607,011

Consumer, Non-Cyclical - 20.2%

Amgen Inc	1,655	271,536
Booz Allen Hamilton Holding Corp	7,207	255,056
Celgene Corp *	3,173	394,816
Danaher Corp	3,601	307,993
Eli Lilly & Co	5,899	496,165
Gilead Sciences Inc	3,660	248,587
Hill-Rom Holdings Inc	2,580	182,148
Johnson & Johnson	3,560	443,398
Medtronic PLC	5,339	430,110
PepsiCo Inc	4,387	490,730
Pfizer Inc	17,663	604,251
Quanta Services Inc *	6,454	239,508
The Hershey Co	3,467	378,770
The Kroger Co	8,665	255,531
The Procter & Gamble Co	6,685	600,647
Tyson Foods Inc ‘A’	5,779	356,622
UnitedHealth Group Inc	2,962	485,798

		6,441,666

Energy - 10.5%

Antero Resources Corp *	9,307	212,293
Chevron Corp	6,583	706,817
ConocoPhillips	8,487	423,247
Energen Corp *	4,975	270,839
EOG Resources Inc	5,553	541,695
Exxon Mobil Corp	7,003	574,316
Halliburton Co	6,264	308,251
Valero Energy Corp	4,829	320,114

		3,357,572

Financial - 26.1%

American Express Co	4,521	357,656
Ameriprise Financial Inc	2,948	382,297
Bank of America Corp	48,158	1,136,047
Berkshire Hathaway Inc ‘B’ *	1,188	198,016
Chubb Ltd	4,750	647,187
Discover Financial Services	6,917	473,054
Equity LifeStyle Properties Inc REIT	3,900	300,534
Huntington Bancshares Inc	33,215	444,749
JPMorgan Chase & Co	13,891	1,220,185
Kimco Realty Corp REIT	10,728	236,982
MetLife Inc	4,124	217,830
Morgan Stanley	7,125	305,235

	Shares	Value
Prologis Inc REIT	6,927	$359,373
State Street Corp	6,230	495,970
SunTrust Banks Inc	10,659	589,443
The Allstate Corp	5,711	465,389
Wells Fargo & Co	8,885	494,539

		8,324,486

Industrial - 9.7%

Fluor Corp	4,600	242,052
General Electric Co	13,217	393,867
Northrop Grumman Corp	2,046	486,621
Parker-Hannifin Corp	3,496	560,479
Raytheon Co	1,572	239,730
Stanley Black & Decker Inc	3,176	421,995
Waste Management Inc	7,079	516,201
WestRock Co	4,612	239,962

		3,100,907

Technology - 5.8%

Apple Inc	1,827	262,467
Hewlett Packard Enterprise Co	15,012	355,784
Intel Corp	8,567	309,012
Microsoft Corp	7,501	494,016
QUALCOMM Inc	7,538	432,229

		1,853,508

Utilities - 6.5%

American Electric Power Co Inc	5,463	366,731
DTE Energy Co	3,872	395,370
Edison International	6,346	505,205
Public Service Enterprise Group Inc	8,816	390,990
Xcel Energy Inc	8,942	397,472

		2,055,768

Total Common Stocks (Cost $27,685,031)		31,144,086

SHORT-TERM INVESTMENT - 3.1%

Money Market Fund - 3.1%

BlackRock Liquidity Funds T-Fund Portfolio	976,907	976,907

Total Short-Term Investment (Cost $976,907)		976,907

TOTAL INVESTMENTS - 100.8% (Cost $28,661,938)		32,120,993

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(252,154)

NET ASSETS - 100.0%		$31,868,839

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.1%
Consumer, Non-Cyclical	20.2%
Energy	10.5%
Industrial	9.7%
Communications	9.5%
Utilities	6.5%
Technology	5.8%
Consumer, Cyclical	5.1%
Basic Materials	4.3%
Short-Term Investment	3.1%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-31

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP VALUE

Schedule of Investments (Continued)

March 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$31,144,086	$31,144,086	$—	$—
	Short-Term Investment	976,907	976,907	—	—

	Total	$32,120,993	$32,120,993	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-32

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2017

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * +	142	$325

Total Rights (Cost $0)		325

COMMON STOCKS - 99.2%

Basic Materials - 4.0%

Kaiser Aluminum Corp	10,635	849,737
Kraton Corp *	27,773	858,741
PolyOne Corp	17,892	609,938
Steel Dynamics Inc	9,750	338,910
The Chemours Co	30,475	1,173,287
US Silica Holdings Inc	13,948	669,364

		4,499,977

Communications - 4.5%

Ciena Corp *	36,175	854,092
Finisar Corp *	20,708	566,157
LogMeIn Inc	7,399	721,402
NETGEAR Inc *	14,607	723,777
Sinclair Broadcast Group Inc ‘A’	27,344	1,107,432
TiVo Corp	20,912	392,100
Web.com Group Inc *	33,559	647,689

		5,012,649

Consumer, Cyclical - 16.7%

Alaska Air Group Inc	3,740	344,903
AMC Entertainment Holdings Inc ‘A’	21,940	690,013
American Eagle Outfitters Inc	46,993	659,312
American Woodmark Corp *	10,807	992,083
Beacon Roofing Supply Inc *	14,054	690,895
Big Lots Inc	14,665	713,892
Bloomin’ Brands Inc	48,950	965,783
Chico’s FAS Inc	39,574	561,951
Cooper-Standard Holdings Inc *	9,547	1,059,049
Dick’s Sporting Goods Inc	15,171	738,221
Foot Locker Inc	11,046	826,351
iRobot Corp *	11,581	765,967
Lithia Motors Inc ‘A’	6,167	528,204
Marriott Vacations Worldwide Corp	8,248	824,223
Pool Corp	4,754	567,295
SkyWest Inc	22,369	766,138
Sonic Corp	26,314	667,323
Steven Madden Ltd *	13,775	531,026
Texas Roadhouse Inc	19,009	846,471
The Cheesecake Factory Inc	9,070	574,675
The Children’s Place Inc	6,117	734,346
Vail Resorts Inc	2,623	503,354
Wabash National Corp	49,380	1,021,672
Watsco Inc	7,361	1,053,948
Wolverine World Wide Inc	20,985	523,995
Wyndham Worldwide Corp	4,694	395,657

		18,546,747

Consumer, Non-Cyclical - 22.8%

Acorda Therapeutics Inc *	17,529	368,109
Align Technology Inc *	11,247	1,290,143
Amedisys Inc *	13,777	703,867
Amphastar Pharmaceuticals Inc *	17,032	246,964
Cardtronics PLC ‘A’ *	15,008	701,624
Central Garden & Pet Co ‘A’ *	25,587	888,381
Charles River Laboratories International Inc *	10,788	970,381
Dean Foods Co	46,066	905,658
Deluxe Corp	13,995	1,010,019

	Shares	Value
DeVry Education Group Inc	21,424	$759,481
Euronet Worldwide Inc *	8,547	730,939
Hill-Rom Holdings Inc	16,668	1,176,761
Horizon Pharma PLC *	31,755	469,339
INC Research Holdings Inc ‘A’ *	18,331	840,476
Insperity Inc	12,865	1,140,482
Ionis Pharmaceuticals Inc *	12,755	512,751
Ironwood Pharmaceuticals Inc *	32,795	559,483
J&J Snack Foods Corp	4,267	578,434
LHC Group Inc *	14,750	795,025
ManpowerGroup Inc	3,523	361,354
MarketAxess Holdings Inc	3,884	728,211
Masimo Corp *	8,630	804,834
Merit Medical Systems Inc *	17,634	509,623
Molina Healthcare Inc *	18,799	857,234
Nektar Therapeutics *	29,740	697,998
NuVasive Inc *	15,629	1,167,174
Post Holdings Inc *	5,871	513,830
Service Corp International	23,429	723,487
Supernus Pharmaceuticals Inc *	35,278	1,104,201
Teleflex Inc	6,368	1,233,673
The Cooper Cos Inc	5,001	999,650
TrueBlue Inc *	20,660	565,051
United Therapeutics Corp *	3,517	476,131

		25,390,768

Energy - 2.2%

Energen Corp *	11,371	619,037
Laredo Petroleum Inc *	71,492	1,043,783
PDC Energy Inc *	12,259	764,349

		2,427,169

Financial - 19.6%

Alleghany Corp *	2,028	1,246,530
Berkshire Hills Bancorp Inc	19,543	704,525
Brixmor Property Group Inc REIT	24,613	528,195
Chemical Financial Corp l	—	11
DCT Industrial Trust Inc REIT	17,557	844,843
Douglas Emmett Inc REIT	21,968	843,571
DuPont Fabros Technology Inc REIT	20,317	1,007,520
East West Bancorp Inc	17,796	918,452
Equity LifeStyle Properties Inc REIT	11,105	855,751
Highwoods Properties Inc REIT	15,486	760,827
Hudson Pacific Properties Inc REIT	25,530	884,359
Huntington Bancshares Inc	97,280	1,302,579
Investors Bancorp Inc	53,943	775,700
Mack-Cali Realty Corp REIT	38,113	1,026,764
Mid-America Apartment Communities Inc REIT	8,630	878,016
Moelis & Co ‘A’	6,024	231,924
PacWest Bancorp	22,035	1,173,584
PS Business Parks Inc REIT	4,258	488,648
Radian Group Inc	67,253	1,207,864
Raymond James Financial Inc	11,809	900,554
Texas Capital Bancshares Inc *	11,562	964,849
The Hanover Insurance Group Inc	7,704	693,822
Umpqua Holdings Corp	41,813	741,763
Western Alliance Bancorp *	14,684	720,838
Wintrust Financial Corp	12,640	873,677
Zions Bancorp	29,606	1,243,452

		21,818,618

Industrial - 13.2%

AAR Corp	18,340	616,774
Aerojet Rocketdyne Holdings Inc *	34,371	745,851
Barnes Group Inc	18,283	938,649
EMCOR Group Inc	14,703	925,554
EnerSys	10,440	824,134
Generac Holdings Inc *	20,842	776,990
Graphic Packaging Holding Co	73,582	947,000
Harsco Corp *	43,441	553,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-33

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Hub Group Inc ‘A’ *	6,816	$316,262
ITT Inc	18,216	747,220
Kirby Corp *	6,740	475,507
Knowles Corp *	43,928	832,436
Lydall Inc *	12,946	693,906
MasTec Inc *	19,629	786,141
Owens Corning	20,021	1,228,689
PerkinElmer Inc	15,161	880,248
Ryder System Inc	13,280	1,001,843
US Concrete Inc *	12,230	789,447
WestRock Co	12,535	652,196

		14,732,720

Technology - 13.5%

Acxiom Corp *	33,072	941,560
Aspen Technology Inc *	19,305	1,137,451
Barracuda Networks Inc *	23,706	547,846
CommVault Systems Inc *	14,922	758,038
Diebold Nixdorf Inc	28,585	877,560
Integrated Device Technology Inc *	37,961	898,537
j2 Global Inc	12,621	1,059,028
Microsemi Corp *	21,902	1,128,610
MicroStrategy Inc ‘A’ *	4,038	758,335
Nuance Communications Inc *	37,970	657,261
PTC Inc *	16,870	886,519
RealPage Inc *	38,963	1,359,809
Silicon Laboratories Inc *	13,538	995,720
Synopsys Inc *	16,851	1,215,463
Take-Two Interactive Software Inc *	20,690	1,226,296
Xperi Corp	15,572	528,669

		14,976,702

Utilities - 2.7%

Avista Corp	14,835	579,307
Black Hills Corp	13,189	876,673
CMS Energy Corp	17,176	768,454
Portland General Electric Co	17,500	777,350

		3,001,784

Total Common Stocks (Cost $99,855,631)		110,407,134

	Shares	Value
SHORT-TERM INVESTMENT - 0.4%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio	490,391	$490,391

Total Short-Term Investment (Cost $490,391)		490,391

TOTAL INVESTMENTS - 99.6% (Cost $100,346,022)		110,897,850

OTHER ASSETS & LIABILITIES, NET - 0.4%		444,632

NET ASSETS - 100.0%		$111,342,482

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.8%
Financial	19.6%
Consumer, Cyclical	16.7%
Technology	13.5%
Industrial	13.2%
Communications	4.5%
Basic Materials	4.0%
Others (each less than 3.0%)	5.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	An investment with a value of $325 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$325	$—	$—	$325
	Common Stocks	110,407,134	110,407,134	—	—
	Short-Term Investment	490,391	490,391	—	—

	Total	$110,897,850	$110,897,525	$—	$325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-34

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.4%

Basic Materials - 5.0%

AK Steel Holding Corp *	6,442	$46,318
Clearwater Paper Corp *	1,081	60,536
Kraton Corp *	2,830	87,504
Minerals Technologies Inc	1,211	92,763
PolyOne Corp	3,500	119,315
The Chemours Co	3,044	117,194
US Silica Holdings Inc	974	46,742

		570,372

Communications - 5.6%

Ciena Corp *	3,373	79,636
Finisar Corp *	3,299	90,195
LogMeIn Inc	1,290	125,775
NETGEAR Inc *	1,377	68,230
Plantronics Inc	810	43,829
Sinclair Broadcast Group Inc ‘A’	2,878	116,559
TiVo Corp	3,390	63,562
Web.com Group Inc *	2,463	47,536

		635,322

Consumer, Cyclical - 11.9%

American Eagle Outfitters Inc	3,130	43,914
American Woodmark Corp *	924	84,823
Beacon Roofing Supply Inc *	805	39,574
Big Lots Inc	1,348	65,621
Bloomin’ Brands Inc	3,896	76,868
Chico’s FAS Inc	5,417	76,921
Cooper-Standard Holding Inc *	830	92,072
Libbey Inc	2,192	31,959
Lithia Motors Inc ‘A’	886	75,886
Marriott Vacations Worldwide Corp	1,038	103,727
Papa John’s International Inc	1,213	97,089
SkyWest Inc	1,665	57,026
Sonic Corp	2,495	63,273
Steven Madden Ltd *	1,906	73,476
Texas Roadhouse Inc	2,287	101,840
The Cheesecake Factory Inc	1,068	67,668
The Children’s Place Inc	628	75,391
Wabash National Corp	4,710	97,450
Wolverine World Wide Inc	1,508	37,655

		1,362,233

Consumer, Non-Cyclical - 21.6%

ABM Industries Inc	1,547	67,449
Acorda Therapeutics Inc *	2,229	46,809
Amedisys Inc *	1,445	73,825
Amphastar Pharmaceuticals Inc *	2,922	42,369
Cardtronics PLC ‘A’ *	1,032	48,246
Central Garden & Pet Co ‘A’ *	2,532	87,911
Charles River Laboratories International Inc *	1,147	103,173
Dean Foods Co	4,624	90,908
Deluxe Corp	1,352	97,574
DeVry Education Group Inc	2,757	97,736
FibroGen Inc *	1,717	42,324
HealthSouth Corp	2,271	97,222
Horizon Pharma PLC *	4,991	73,767
ICU Medical Inc *	741	113,151
INC Research Holdings Inc ‘A’ *	1,499	68,729
Insperity Inc	1,447	128,277
Ironwood Pharmaceuticals Inc *	5,306	90,520
J&J Snack Foods Corp	411	55,715
LHC Group Inc *	1,267	68,291
Masimo Corp *	1,623	151,361
Merit Medical Systems Inc *	3,128	90,399
Molina Healthcare Inc *	1,536	70,042
Nektar Therapeutics *	4,672	109,652

	Shares	Value
NuVasive Inc *	1,991	$148,688
PAREXEL International Corp *	1,466	92,519
RPX Corp *	2,419	29,028
Supernus Pharmaceuticals Inc *	4,241	132,743
TrueBlue Inc *	3,065	83,828
Viad Corp	1,198	54,150

		2,456,406

Energy - 1.8%

Laredo Petroleum Inc *	4,774	69,700
PDC Energy Inc *	559	34,854
QEP Resources Inc *	1,966	24,988
Sanchez Energy Corp *	7,601	72,514

		202,056

Financial - 23.9%

AG Mortgage Investment Trust Inc REIT	2,574	46,461
Apollo Commercial Real Estate Finance Inc REIT	3,005	56,524
Argo Group International Holdings Ltd	1,065	72,207
Banner Corp	1,475	82,069
Berkshire Hills Bancorp Inc	2,196	79,166
Capstead Mortgage Corp REIT	3,763	39,662
Cathay General Bancorp	2,863	107,878
CenterState Banks Inc	2,442	63,248
CNO Financial Group Inc	3,000	61,500
DuPont Fabros Technology Inc REIT	2,639	130,868
Enterprise Financial Services Corp	1,743	73,903
Federated National Holding Co	2,789	48,612
First Merchants Corp	2,599	102,193
First Midwest Bancorp Inc	3,927	92,991
Hanmi Financial Corp	2,958	90,958
Heritage Insurance Holdings Inc	2,937	37,505
Hudson Pacific Properties Inc REIT	3,151	109,151
Infinity Property & Casualty Corp	539	51,474
Investors Bancorp Inc	7,333	105,449
Mack-Cali Realty Corp REIT	4,282	115,357
Medical Properties Trust Inc REIT	4,071	52,475
Moelis & Co ‘A’	1,928	74,228
National Storage Affiliates Trust REIT	4,043	96,628
Old National Bancorp	3,513	60,951
OM Asset Management PLC	4,482	67,768
Potlatch Corp REIT	531	24,267
Preferred Bank	643	34,503
PS Business Parks Inc REIT	859	98,579
Radian Group Inc	6,134	110,167
Stifel Financial Corp *	1,578	79,200
Texas Capital Bancshares Inc *	1,323	110,404
TriCo Bancshares	1,151	40,895
United Community Banks Inc	3,843	106,413
Wintrust Financial Corp	1,563	108,035
WSFS Financial Corp	2,084	95,760

		2,727,449

Industrial - 13.8%

AAR Corp	2,121	71,329
Air Transport Services Group Inc *	4,003	64,248
Barnes Group Inc	2,197	112,794
Chart Industries Inc *	1,561	54,541
EMCOR Group Inc	2,101	132,258
EnerSys	1,540	121,568
Generac Holdings Inc *	1,639	61,102
Harsco Corp *	7,512	95,778
Knowles Corp *	6,000	113,700
Littelfuse Inc	727	116,255
MasTec Inc *	2,468	98,843
Saia Inc *	2,023	89,619
Standex International Corp	634	63,495
Swift Transportation Co *	2,278	46,790
SYNNEX Corp	753	84,291
Universal Forest Products Inc	968	95,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-35

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
US Concrete Inc *	926	$59,773
Vishay Intertechnology Inc	5,273	86,741

		1,568,512

Technology - 11.1%

Acxiom Corp *	2,708	77,097
Barracuda Networks Inc *	2,383	55,071
Cabot Microelectronics Corp	615	47,115
CACI International Inc ‘A’ *	556	65,219
CommVault Systems Inc *	1,591	80,823
Diebold Nixdorf Inc	2,185	67,079
Integrated Device Technology Inc *	2,711	64,169
j2 Global Inc	1,478	124,019
Microsemi Corp *	1,927	99,298
MicroStrategy Inc ‘A’ *	350	65,730
Power Integrations Inc	1,005	66,079
RealPage Inc *	2,858	99,744
Silicon Laboratories Inc *	790	58,104
Silver Spring Networks Inc *	5,111	57,703
Take-Two Interactive Software Inc *	2,728	161,689
Xperi Corp	2,324	78,900

		1,267,839

Utilities - 2.7%

ALLETE Inc	1,417	95,945
Avista Corp	1,633	63,769
Black Hills Corp	1,147	76,241
PNM Resources Inc	1,879	69,523

		305,478

Total Common Stocks (Cost $9,754,464)		11,095,667

EXCHANGE-TRADED FUND - 0.5%

iShares Russell 2000	411	56,504

Total Exchange-Traded Fund (Cost $55,517)		56,504

	Shares	Value
SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	156,796	$156,796

Total Short-Term Investment (Cost $156,796)		156,796

TOTAL INVESTMENTS - 99.3% (Cost $9,966,777)		11,308,967

OTHER ASSETS & LIABILITIES, NET - 0.7%		76,625

NET ASSETS - 100.0%		$11,385,592

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.9%
Consumer, Non-Cyclical	21.6%
Industrial	13.8%
Consumer, Cyclical	11.9%
Technology	11.1%
Communications	5.6%
Basic Materials	5.0%
Others (each less than 3.0%)	6.4%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$11,095,667	$11,095,667	$—	$—
	Exchange-Traded Fund	56,504	56,504	—	—
	Short-Term Investment	156,796	156,796	—	—

	Total	$11,308,967	$11,308,967	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-36

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 95.2%

Basic Materials - 3.2%

AK Steel Holding Corp *	20,017	$143,922
Clearwater Paper Corp *	2,902	162,512
Kaiser Aluminum Corp	2,504	200,070
Kraton Corp *	8,406	259,914
Minerals Technologies Inc	3,570	273,462

		1,039,880

Communications - 3.9%

Bankrate Inc *	24,419	235,643
Finisar Corp *	11,116	303,911
NETGEAR Inc *	5,143	254,836
Plantronics Inc	2,853	154,376
RetailMeNot Inc *	15,335	124,214
TiVo Corp	9,526	178,613

		1,251,593

Consumer, Cyclical - 11.3%

AMC Entertainment Holdings Inc ‘A’	9,316	292,988
American Woodmark Corp *	3,182	292,108
Beacon Roofing Supply Inc *	4,887	240,245
Big Lots Inc	5,477	266,620
Caleres Inc	8,648	228,480
Chico’s FAS Inc	15,149	215,116
Cooper-Standard Holdings Inc *	2,921	324,027
Deckers Outdoor Corp *	3,506	209,413
Haverty Furniture Cos Inc	4,502	109,624
Libbey Inc	6,678	97,365
Marriott Vacations Worldwide Corp	3,306	330,369
Red Robin Gourmet Burgers Inc *	2,780	162,491
SkyWest Inc	10,303	352,878
The Children’s Place Inc	2,633	316,092
Wabash National Corp	9,832	203,424

		3,641,240

Consumer, Non-Cyclical - 12.0%

ABM Industries Inc	6,690	291,684
AngioDynamics Inc *	8,387	145,514
Central Garden & Pet Co ‘A’ *	8,945	310,570
Charles River Laboratories International Inc *	1,748	157,233
CONMED Corp	2,513	111,602
Dean Foods Co	14,076	276,734
Deluxe Corp	4,386	316,538
DeVry Education Group Inc	11,988	424,975
Haemonetics Corp *	6,306	255,834
ICU Medical Inc *	2,309	352,584
LHC Group Inc *	5,163	278,286
Merit Medical Systems Inc *	9,453	273,192
Molina Healthcare Inc *	5,889	268,538
RPX Corp *	12,786	153,432
Viad Corp	5,612	253,662

		3,870,378

Energy - 2.9%

Helix Energy Solutions Group Inc *	14,106	109,604
Laredo Petroleum Inc *	17,761	259,311
Parker Drilling Co *	28,556	49,973
PDC Energy Inc *	3,541	220,781
QEP Resources Inc *	8,342	106,027
Sanchez Energy Corp *	19,008	181,336

		927,032

Financial - 36.6%

AG Mortgage Investment Trust Inc REIT	9,433	170,266
Agree Realty Corp REIT	2,178	104,457
Aircastle Ltd	5,670	136,817
Apollo Commercial Real Estate Finance Inc REIT	12,206	229,592

	Shares	Value
Argo Group International Holdings Ltd	5,602	$379,816
Banner Corp	4,726	262,955
Beneficial Bancorp Inc	14,706	235,296
Berkshire Hills Bancorp Inc	8,145	293,627
Camden National Corp	1,448	63,770
Capstead Mortgage Corp REIT	20,762	218,831
Cathay General Bancorp	8,737	329,210
Cedar Realty Trust Inc REIT	20,222	101,514
CenterState Banks Inc	7,751	200,750
CNO Financial Group Inc	8,961	183,700
Enterprise Financial Services Corp	7,542	319,781
Federated National Holding Co	2,329	40,594
First Merchants Corp	8,982	353,172
First Midwest Bancorp Inc	15,251	361,144
Great Southern Bancorp Inc	4,700	237,350
Hanmi Financial Corp	5,704	175,398
Heritage Financial Corp	9,135	226,091
Heritage Insurance Holdings Inc	11,437	146,050
Hilltop Holdings Inc	5,715	156,991
Hope Bancorp Inc	17,640	338,159
Hudson Pacific Properties Inc REIT	9,355	324,057
Independent Bank Corp	8,564	177,275
Investors Bancorp Inc	26,152	376,066
Mack-Cali Realty Corp REIT	14,558	392,193
Maiden Holdings Ltd	18,556	259,784
Medical Properties Trust Inc REIT	20,549	264,877
MFA Financial Inc REIT	19,271	155,710
National Storage Affiliates Trust REIT	10,320	246,648
Old National Bancorp	12,060	209,241
OM Asset Management PLC	16,851	254,787
Potlatch Corp REIT	4,707	215,110
Preferred Bank	4,281	229,718
Provident Financial Services Inc	3,099	80,109
PS Business Parks Inc REIT	3,114	357,363
Radian Group Inc	22,484	403,813
State Bank Financial Corp	8,701	227,270
State National Cos Inc	13,665	196,776
Stifel Financial Corp *	5,895	295,870
Texas Capital Bancshares Inc *	5,293	441,701
TriCo Bancshares	6,633	235,670
Umpqua Holdings Corp	14,510	257,407
United Community Banks Inc	12,063	334,024
Wintrust Financial Corp	5,157	356,452
WSFS Financial Corp	6,362	292,334

		11,849,586

Industrial - 14.3%

AAR Corp	5,195	174,708
Aerojet Rocketdyne Holdings Inc *	10,512	228,110
Air Transport Services Group Inc *	13,608	218,408
ArcBest Corp	6,531	169,806
Barnes Group Inc	6,043	310,248
Chart Industries Inc *	6,215	217,152
EMCOR Group Inc	7,195	452,925
EnerSys	5,232	413,014
Harsco Corp *	21,818	278,180
Knowles Corp *	17,520	332,004
Lydall Inc *	4,116	220,618
MasTec Inc *	5,683	227,604
Sanmina Corp *	10,117	410,750
Standex International Corp	2,048	205,107
SYNNEX Corp	2,369	265,186
Universal Forest Products Inc	3,197	315,032
Vishay Intertechnology Inc	12,432	204,506

		4,643,358

Technology - 6.3%

Acxiom Corp *	10,868	309,412
Cabot Microelectronics Corp	2,755	211,061
CACI International Inc ‘A’ *	2,937	344,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-37

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Diebold Nixdorf Inc	8,894	$273,046
Insight Enterprises Inc *	6,657	273,536
Microsemi Corp *	4,797	247,189
Silver Spring Networks Inc *	14,319	161,662
Xperi Corp	6,308	214,157

		2,034,573

Utilities - 4.7%

ALLETE Inc	6,339	429,214
Avista Corp	8,297	323,998
Black Hills Corp	3,097	205,858
PNM Resources Inc	4,944	182,928
Portland General Electric Co	8,441	374,949

		1,516,947

Total Common Stocks (Cost $25,126,278)		30,774,587

EXCHANGE-TRADED FUND - 2.7%

iShares Russell 2000 Value	7,495	885,609

Total Exchange-Traded Fund (Cost $853,104)		885,609

	Shares	Value
SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio	668,845	$668,845

Total Short-Term Investment (Cost $668,845)		668,845

TOTAL INVESTMENTS - 100.0% (Cost $26,648,227)		32,329,041

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,604)

NET ASSETS - 100.0%		$32,326,437

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.6%
Industrial	14.3%
Consumer, Non-Cyclical	12.0%
Consumer, Cyclical	11.3%
Technology	6.3%
Utilities	4.7%
Communications	3.9%
Basic Materials	3.2%
Others (each less than 3.0%)	7.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$30,774,587	$30,774,587	$—	$—
	Exchange-Traded Fund	885,609	885,609	—	—
	Short-Term Investment	668,845	668,845	—	—

	Total	$32,329,041	$32,329,041	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-38

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP GROWTH

Schedule of Investments

March 31, 2017

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Dyax Corp - Contingent Value Rights * +	375	$859

Total Rights (Cost $0)		859

COMMON STOCKS - 97.6%

Basic Materials - 4.2%

Kaiser Aluminum Corp	3,778	301,862
PolyOne Corp	11,760	400,898
The Chemours Co	14,914	574,189
US Silica Holdings Inc	5,472	262,601

		1,539,550

Communications - 8.8%

Ciena Corp *	20,251	478,126
LogMeIn Inc	7,813	761,767
NETGEAR Inc *	7,529	373,062
Shutterfly Inc *	9,179	443,254
Sinclair Broadcast Group Inc ‘A’	12,825	519,412
TiVo Corp	23,169	434,419
Web.com Group Inc *	14,286	275,720

		3,285,760

Consumer, Cyclical - 16.6%

AMC Entertainment Holdings Inc ‘A’	13,444	422,814
American Eagle Outfitters Inc	22,877	320,964
American Woodmark Corp *	5,287	485,347
Beacon Roofing Supply Inc *	8,618	423,661
Bloomin’ Brands Inc	23,142	456,592
Chico’s FAS Inc	21,252	301,778
iRobot Corp *	3,989	263,832
Lithia Motors Inc ‘A’	4,955	424,396
Sonic Corp	17,239	437,181
Steven Madden Ltd *	8,735	336,734
Texas Roadhouse Inc	8,426	375,210
The Cheesecake Factory Inc	5,972	378,386
The Children’s Place Inc	3,445	413,572
Universal Electronics Inc *	5,517	377,915
Wabash National Corp	20,503	424,207
Wolverine World Wide Inc	12,932	322,912

		6,165,501

Consumer, Non-Cyclical - 28.7%

Aclaris Therapeutics Inc *	8,996	268,261
Acorda Therapeutics Inc *	8,297	174,237
AMAG Pharmaceuticals Inc *	7,157	161,390
Amedisys Inc *	7,840	400,546
Amphastar Pharmaceuticals Inc *	12,624	183,048
Cardtronics PLC ‘A’ *	11,636	543,983
Deluxe Corp	10,109	729,567
Endologix Inc *	26,169	189,464
FibroGen Inc *	8,608	212,187
HealthSouth Corp	8,397	359,476
Horizon Pharma PLC *	26,806	396,193
ICU Medical Inc *	2,291	349,836
Insperity Inc	6,467	573,300
Ironwood Pharmaceuticals Inc *	19,946	340,279
J&J Snack Foods Corp	2,856	387,159
LHC Group Inc *	6,101	328,844
Masimo Corp *	5,515	514,329
Merit Medical Systems Inc *	8,807	254,522
Molina Healthcare Inc *	8,589	391,658
Nektar Therapeutics *	28,753	674,833
Neurocrine Biosciences Inc *	6,410	277,553

	Shares	Value
NuVasive Inc *	7,196	$537,397
Otonomy Inc *	14,289	175,040
PAREXEL International Corp *	6,381	402,705
Puma Biotechnology Inc *	3,969	147,647
Revance Therapeutics Inc *	9,776	203,341
Supernus Pharmaceuticals Inc *	18,082	565,967
TrueBlue Inc *	11,844	323,933
Ultragenyx Pharmaceutical Inc *	4,877	330,563
USANA Health Sciences Inc *	4,783	275,501

		10,672,759

Energy - 0.5%

Sanchez Energy Corp *	20,176	192,479

Financial - 6.1%

BofI Holding Inc *	10,637	277,945
Capital Bank Financial Corp ‘A’	8,039	348,893
DuPont Fabros Technology Inc REIT	8,938	443,235
Eagle Bancorp Inc *	5,104	304,709
Moelis & Co ‘A’	7,179	276,391
PS Business Parks Inc REIT	3,171	363,904
Texas Capital Bancshares Inc *	3,054	254,856

		2,269,933

Industrial - 11.1%

Aerojet Rocketdyne Holdings Inc *	18,857	409,197
Forward Air Corp	5,928	281,995
Generac Holdings Inc *	11,858	442,066
Littelfuse Inc	2,897	463,259
Lydall Inc *	5,893	315,865
Masonite International Corp *	6,025	477,481
MasTec Inc *	8,281	331,654
Saia Inc *	9,351	414,249
Tennant Co	4,417	320,895
Tetra Tech Inc	6,307	257,641
US Concrete Inc *	6,676	430,936

		4,145,238

Technology - 21.6%

Acxiom Corp *	17,109	487,093
Aspen Technology Inc *	10,062	592,853
Barracuda Networks Inc *	16,008	369,945
CommVault Systems Inc *	9,419	478,485
Diebold Nixdorf Inc	13,404	411,503
Integrated Device Technology Inc *	17,691	418,746
j2 Global Inc	8,788	737,401
Microsemi Corp *	12,452	641,652
MicroStrategy Inc ‘A’ *	2,072	389,122
Power Integrations Inc	5,555	365,241
RealPage Inc *	17,435	608,481
Silicon Laboratories Inc *	6,193	455,495
Silver Spring Networks Inc *	29,950	338,135
Synchronoss Technologies Inc *	14,478	353,263
Take-Two Interactive Software Inc *	15,728	932,199
Xperi Corp	13,968	474,214

		8,053,828

Total Common Stocks (Cost $31,263,984)		36,325,048

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-39

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP GROWTH

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds T-Fund Portfolio	900,544	$900,544

Total Short-Term Investment (Cost $900,544)		900,544

TOTAL INVESTMENTS - 100.0% (Cost $32,164,528)		37,226,451

OTHER ASSETS & LIABILITIES, NET - 0.0%		14,759

NET ASSETS - 100.0%		$37,241,210

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	28.7%
Technology	21.6%
Consumer, Cyclical	16.6%
Industrial	11.1%
Communications	8.8%
Financial	6.1%
Basic Materials	4.2%
Others (each less than 3.0%)	2.9%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	An investment with a value of $859 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$859	$—	$—	$859
	Common Stocks	36,325,048	36,325,048	—	—
	Short-Term Investment	900,544	900,544	—	—

	Total	$37,226,451	$37,225,592	$—	$859

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-40

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2017

Explanation of Symbols:

*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Issuer filed bankruptcy and/or is in default as of March 31, 2017.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
+

The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).

l	Total shares owned by the Fund as of March 31, 2017 were less than one share.

Counterparty Abbreviation:

MSC	Morgan Stanley

Index Abbreviation:

iBoxx	Corporate Bond Index – High Yield

Other Abbreviations:

PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-41

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2017

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at cost	$311,008,582	$440,645,387	$1,208,346,831	$848,990,709	$253,130,878	$12,802,852
Investments in affiliated mutual funds, at value	$333,945,281	$493,388,386	$1,416,087,710	$1,036,337,527	$324,112,370	$12,893,522
Receivables:
Fund shares sold	646,961	245,420	1,152,128	1,271,645	287,600	239,551
Securities sold	153,737	259,191	965,906	440,252	118,712	—
Due from adviser	20,207	21,652	60,173	44,118	13,775	2,193
Prepaid expenses and other assets	20,796	23,789	37,068	34,898	20,835	9,671
Total Assets	334,786,982	493,938,438	1,418,302,985	1,038,128,440	324,553,292	13,144,937
LIABILITIES
Payables:
Fund shares redeemed	780,730	804,057	4,370,893	2,805,883	535,328	—
Securities purchased	—	—	—	—	—	171,536
Accrued advisory fees	56,646	83,938	241,051	176,431	55,223	2,013
Accrued administration fees	42,485	62,953	180,788	132,323	41,418	1,509
Accrued support service expenses	10,811	15,699	44,431	31,990	9,923	148
Accrued transfer agency out-of-pocket expenses	7,413	10,743	30,414	21,872	6,768	103
Accrued legal, audit and tax service fees	41,960	60,882	172,314	124,026	38,418	574
Accrued trustees’ fees and expenses and deferred compensation	3,097	3,437	8,919	5,984	1,686	2
Accrued distribution and/or service fees	24,263	33,679	92,336	65,020	19,497	230
Accrued other	14,405	21,221	60,215	44,146	13,001	195
Total Liabilities	981,810	1,096,609	5,201,361	3,407,675	721,262	176,310
NET ASSETS	$333,805,172	$492,841,829	$1,413,101,624	$1,034,720,765	$323,832,030	$12,968,627
NET ASSETS CONSIST OF:
Paid-in capital	$315,856,920	$444,295,502	$1,200,536,574	$846,325,650	$256,952,960	$13,177,519
Undistributed/accumulated net investment income (loss)	(200,930)	(892,512)	(2,862,407)	(2,175,840)	(703,742)	(5,607)
Undistributed/accumulated net realized gain (loss)	(4,787,517)	(3,304,160)	7,686,578	3,224,137	(3,398,680)	(293,955)
Net unrealized appreciation (depreciation) on investments	22,936,699	52,742,999	207,740,879	187,346,818	70,981,492	90,670
NET ASSETS	$333,805,172	$492,841,829	$1,413,101,624	$1,034,720,765	$323,832,030	$12,968,627
Class A Shares:
Net Assets	$136,881,032	$236,724,555	$720,438,371	$560,395,224	$179,825,123	$2,646,873
Shares of beneficial interest outstanding	12,470,231	19,388,160	52,696,413	38,364,070	11,385,291	272,821
Net Asset Value per share*	$10.98	$12.21	$13.67	$14.61	$15.79	$9.70
Sales Charge — Maximum is 5.50% of offering price	0.64	0.71	0.80	0.85	0.92	0.56
Maximum offering price per share	$11.62	$12.92	$14.47	$15.46	$16.71	$10.26
Class B Shares:
Net Assets	$29,733,525	$45,183,893	$134,765,779	$98,255,784	$29,946,446
Shares of beneficial interest outstanding	2,762,216	3,762,771	9,969,778	6,813,831	1,937,410
Net Asset Value per share*	$10.76	$12.01	$13.52	$14.42	$15.46
Class C Shares:
Net Assets	$153,432,742	$200,104,522	$515,690,569	$347,447,300	$99,581,898	$1,451,575
Shares of beneficial interest outstanding	14,258,315	16,672,098	38,211,792	24,167,592	6,453,179	151,666
Net Asset Value per share*	$10.76	$12.00	$13.50	$14.38	$15.43	$9.57
Class R Shares:
Net Assets	$8,354,230	$5,934,281	$24,224,294	$15,347,146	$7,312,675
Shares of beneficial interest outstanding	766,267	488,778	1,776,074	1,053,056	465,834
Net Asset Value per share	$10.90	$12.14	$13.64	$14.57	$15.70
Advisor Class:
Net Assets	$5,403,643	$4,894,578	$17,982,611	$13,275,311	$7,165,888	$8,870,179
Shares of beneficial interest outstanding	491,402	399,949	1,313,279	906,950	453,070	911,722
Net Asset Value per share	$11.00	$12.24	$13.69	$14.64	$15.82	$9.73

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2017

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
ASSETS
Investments, at cost	$275,834,338	$729,952,812	$341,482,946	$1,311,133,774	$34,146,886	$27,721,904
Investments, at value	$277,849,388	$733,820,908	$345,864,628	$1,318,766,229	$34,081,502	$28,305,150
Cash	39,574	48,836	93,917	1,044,605	12,551	50,448
Foreign currency held, at value (1)	—	—	5,009	—	—	626
Receivables:
Dividends and interest	1,270,900	5,089,053	3,201,243	4,108,939	332,067	435,529
Fund shares sold	1,464,584	1,681,375	1,887,765	8,194,345	17,000	179
Securities sold	2,257,157	16,711,406	8,571,315	90,137,100	—	100,879
Due from adviser	59,476	149,327	81,739	228,636	9,510	—
Swap agreements, at value	—	—	—	—	—	9,619
Unfunded loan commitment appreciation	—	—	—	44,714	—	—
Prepaid expenses and other assets	19,352	24,019	16,985	36,064	12,731	13,991
Total Assets	282,960,431	757,524,924	359,722,601	1,422,560,632	34,465,361	28,916,421
LIABILITIES
Payables:
Fund shares redeemed	1,172,425	1,988,525	698,272	1,916,659	72,353	41,243
Securities purchased	5,557,789	9,145,385	21,844,902	251,701,629	793,041	344,953
Income distributions	38,093	271,120	140,302	732,333	708	1,025
Accrued advisory fees	93,469	315,621	167,745	615,579	17,917	22,623
Accrued administration fees	69,667	173,263	83,580	246,462	5,631	5,264
Accrued support service expenses	8,738	22,956	8,886	25,918	1,037	889
Accrued custodian fees and expenses	3,693	9,145	3,627	17,782	1,213	488
Accrued transfer agency out-of-pocket expenses	6,037	15,870	6,155	17,921	718	615
Accrued legal, audit and tax service fees	33,828	88,872	34,238	100,025	4,001	3,606
Accrued trustees’ fees and expenses and deferred compensation	140	368	143	416	17	14
Accrued distribution and/or service fees	6,532	17,613	7,285	25,359	501	678
Accrued other	16,507	37,104	17,716	78,415	4,377	5,492
Total Liabilities	7,006,918	12,085,842	23,012,851	255,478,498	901,514	426,890
NET ASSETS	$275,953,513	$745,439,082	$336,709,750	$1,167,082,134	$33,563,847	$28,489,531
NET ASSETS CONSIST OF:
Paid-in capital	$276,426,006	$759,905,892	$344,837,118	$1,197,916,592	$37,268,822	$37,035,600
Undistributed/accumulated net investment income (loss)	38,026	139,264	88,156	541,581	7,988	80,315
Undistributed/accumulated net realized gain (loss)	(2,525,569)	(18,474,170)	(12,595,575)	(39,053,208)	(3,647,579)	(9,219,087)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	2,015,050	3,868,096	4,380,051	7,677,169	(65,384)	592,703
NET ASSETS	$275,953,513	$745,439,082	$336,709,750	$1,167,082,134	$33,563,847	$28,489,531
Class A Shares:
Net Assets	$66,900,516	$160,226,014	$66,765,370	$207,237,886	$5,506,188	$5,626,023
Shares of beneficial interest outstanding	6,482,995	15,242,433	6,252,831	20,418,554	604,029	546,541
Net Asset Value per share*	$10.32	$10.51	$10.68	$10.15	$9.12	$10.29
Sales Charge (2)	0.32	0.47	0.47	0.31	0.28	0.46
Maximum offering price per share	$10.64	$10.98	$11.15	$10.46	$9.40	$10.75
Class C Shares:
Net Assets	$43,091,788	$120,545,938	$50,015,504	$180,611,969	$3,205,967	$4,801,710
Shares of beneficial interest outstanding	4,183,798	11,464,993	4,692,749	17,826,119	352,474	467,159
Net Asset Value per share*	$10.30	$10.51	$10.66	$10.13	$9.10	$10.28
Class I Shares:
Net Assets	$3,407,420	$4,563,492	$2,446,496	$249,811,471	$22,819,378	$5,204,080
Shares of beneficial interest outstanding	330,665	433,776	230,380	24,578,875	2,503,551	509,494
Net Asset Value per share	$10.30	$10.52	$10.62	$10.16	$9.11	$10.21
Class P Shares:
Net Assets		$122,259,617		$78,659,723		$10,553,825
Shares of beneficial interest outstanding		11,589,299		7,740,871		1,034,513
Net Asset Value per share		$10.55		$10.16		$10.20
Advisor Class:
Net Assets	$162,553,789	$337,844,021	$217,482,380	$450,761,085	$2,032,314	$2,303,893
Shares of beneficial interest outstanding	15,751,709	32,071,496	20,364,605	44,265,652	223,126	223,708
Net Asset Value per share	$10.32	$10.53	$10.68	$10.18	$9.11	$10.30

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The cost of foreign currency for Pacific Funds Strategic Income and Pacific Funds High Income was $6,640 and $788, respectively.
(2)	The Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge. The Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2017

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
ASSETS
Investments, at cost	$10,017,145	$28,661,938	$100,346,022	$9,966,777	$26,648,227	$32,164,528
Investments, at value	$11,131,087	$32,120,993	$110,897,850	$11,308,967	$32,329,041	$37,226,451
Cash	510	—	—	—	—	11,314
Receivables:
Dividends and interest	7,634	38,888	74,065	8,245	39,972	10,418
Fund shares sold	10,169	69,894	566,238	51,274	177	11,944
Securities sold	340,704	—	—	3,922	111,439	41,949
Due from adviser	37,719	42,994	55,060	37,515	42,139	41,209
Prepaid expenses and other assets	16,485	15,407	18,188	14,640	14,844	15,128
Total Assets	11,544,308	32,288,176	111,611,401	11,424,563	32,537,612	37,358,413
LIABILITIES
Payables:
Fund shares redeemed	18,697	—	154,408	287	100	16,976
Securities purchased	450,476	387,243	—	23,376	170,701	57,419
Accrued advisory fees	5,063	17,526	72,133	8,060	22,953	26,777
Accrued administration fees	2,611	7,914	24,379	2,827	6,874	6,639
Accrued support service expenses	444	741	2,073	444	1,185	1,185
Accrued custodian fees and expenses	212	393	732	210	478	440
Accrued transfer agency out-of-pocket expenses	308	513	1,436	308	821	821
Accrued legal, audit and tax service fees	1,705	2,869	8,002	1,705	4,591	4,575
Accrued trustees’ fees and expenses and deferred compensation	7	12	33	7	19	19
Accrued distribution and/or service fees	439	400	1,479	132	144	65
Accrued other	1,217	1,726	4,244	1,615	3,309	2,287
Total Liabilities	481,179	419,337	268,919	38,971	211,175	117,203
NET ASSETS	$11,063,129	$31,868,839	$111,342,482	$11,385,592	$32,326,437	$37,241,210
NET ASSETS CONSIST OF:
Paid-in capital	$10,074,400	$27,954,236	$100,830,960	$10,018,385	$24,806,627	$32,354,589
Undistributed/accumulated net investment income (loss)	21,427	105,544	—	1,564	10,458	(39,502)
Undistributed/accumulated net realized gain (loss)	(146,640)	350,004	(40,306)	23,453	1,828,538	(135,800)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	1,113,942	3,459,055	10,551,828	1,342,190	5,680,814	5,061,923
NET ASSETS	$11,063,129	$31,868,839	$111,342,482	$11,385,592	$32,326,437	$37,241,210
Class A Shares:
Net Assets	$4,599,331	$2,571,500	$18,360,418	$1,758,580	$743,443	$514,096
Shares of beneficial interest outstanding	415,221	239,157	1,539,642	149,370	64,551	46,135
Net Asset Value per share*	$11.08	$10.75	$11.93	$11.77	$11.52	$11.14
Sales Charge — Maximum is 4.25% of offering price	0.49	0.48	0.53	0.52	0.51	0.49
Maximum offering price per share	$11.57	$11.23	$12.46	$12.29	$12.03	$11.63
Class C Shares:
Net Assets	$2,803,843	$3,056,204	$7,383,286	$641,060	$1,105,227	$186,690
Shares of beneficial interest outstanding	254,205	285,978	624,978	54,518	96,441	16,901
Net Asset Value per share*	$11.03	$10.69	$11.81	$11.76	$11.46	$11.05
Class P Shares:
Net Assets						$12,384,501
Shares of beneficial interest outstanding						1,106,742
Net Asset Value per share						$11.19
Advisor Class:
Net Assets	$2,176,233	$24,779,475	$70,259,972	$8,265,241	$20,616,936	$13,320,811
Shares of beneficial interest outstanding	195,842	2,297,771	5,884,540	694,717	1,779,477	1,189,927
Net Asset Value and offering price per share	$11.11	$10.78	$11.94	$11.90	$11.59	$11.19
Investor Class:
Net Assets	$299,378	$96,358	$6,807,627	$580,332	$205,961	$1,155,154
Shares of beneficial interest outstanding	27,394	9,058	571,970	49,023	17,897	103,807
Net Asset Value per share	$10.93	$10.64	$11.90	$11.84	$11.51	$11.13
Class S (formerly Institutional Class):
Net Assets	$1,184,344	$1,365,302	$8,531,179	$140,379	$9,654,870	$9,679,958
Shares of beneficial interest outstanding	107,395	127,040	714,592	12,818	835,682	864,160
Net Asset Value per share	$11.03	$10.75	$11.94	$10.95	$11.55	$11.20

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2017

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$8,331,642	$11,839,540	$32,409,926	$22,631,661	$5,880,294	$494,235
Dividends from mutual fund investments	2	2	6	4	1	—
Total Investment Income	8,331,644	11,839,542	32,409,932	22,631,665	5,880,295	494,235

EXPENSES
Advisory fees	722,985	1,039,223	2,940,813	2,109,998	635,537	14,516
Administration fees	542,238	779,418	2,205,610	1,582,498	476,653	10,887
Support services expenses	69,535	99,297	280,070	198,597	58,260	884
Shareholder report expenses	29,089	41,496	117,659	84,426	25,451	755
Distribution and/or service fees (1)
Class A	377,494	623,777	1,875,800	1,423,526	438,992	6,803
Class B	320,949	463,615	1,382,392	996,080	293,512
Class C	1,637,749	2,132,810	5,404,353	3,585,707	996,910	9,928
Class R	50,608	29,053	123,149	83,361	35,144
Transfer agency out-of-pocket expenses	27,573	39,940	113,499	80,616	23,530	380
Registration fees	77,575	70,792	87,565	81,710	72,039	41,886
Legal, audit and tax service fees	52,255	75,624	213,779	153,360	46,955	701
Trustees’ fees and expenses	19,645	28,095	79,240	56,328	16,684	245
Other	15,206	21,088	54,484	39,613	13,551	1,860
Total Expenses	3,942,901	5,444,228	14,878,413	10,475,820	3,133,218	88,845
Adviser Expense Reimbursement (2)	(290,877)	(376,333)	(946,295)	(694,650)	(256,470)	(28,564)
Net Expenses	3,652,024	5,067,895	13,932,118	9,781,170	2,876,748	60,281
NET INVESTMENT INCOME (LOSS)	4,679,620	6,771,647	18,477,814	12,850,495	3,003,547	433,954

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	(1,098,200)	(2,082,985)	(1,564)	1,762,819	4,819,615	(114,920)
Capital gain distributions from affiliated mutual fund investments	3,876,268	7,335,346	26,426,993	21,650,662	7,983,700	34,705
Net Realized Gain (Loss)	2,778,068	5,252,361	26,425,429	23,413,481	12,803,315	(80,215)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	14,438,850	28,729,583	102,713,381	89,929,806	27,751,137	208,284
Change in Net Unrealized Appreciation (Depreciation)	14,438,850	28,729,583	102,713,381	89,929,806	27,751,137	208,284
NET GAIN (LOSS)	17,216,918	33,981,944	129,138,810	113,343,287	40,554,452	128,069
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,896,538	$40,753,591	$147,616,624	$126,193,782	$43,557,999	$562,023

(1)	The Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2017

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$21,393	$50,756	$301,385	$162,232	$4,522	$100,481
Interest, net of foreign taxes withheld	6,971,779	24,893,149	11,717,363	41,744,213	1,614,259	3,745,906
Other	—	46,972	—	186,247	8,756	—
Total Investment Income	6,993,172	24,990,877	12,018,748	42,092,692	1,627,537	3,846,387

EXPENSES
Advisory fees	1,077,425	3,511,741	1,525,334	5,161,092	214,998	395,493
Administration fees	804,285	1,972,946	760,583	2,154,840	66,033	119,559
Support services expenses	48,331	126,165	43,009	135,494	5,588	17,567
Custodian fees and expenses	10,657	26,803	9,409	53,286	3,818	2,373
Shareholder report expenses	22,698	56,894	19,760	61,005	2,526	5,397
Distribution and/or service fees (1)
Class A	175,488	466,481	146,927	461,716	14,652	17,581
Class C	455,151	1,326,086	475,010	1,626,450	30,665	47,435
Transfer agency out-of-pocket expenses	20,843	53,958	18,684	58,319	2,399	6,622
Registration fees	73,367	90,598	66,758	84,668	51,469	50,914
Legal, audit and tax service fees	40,962	106,911	40,386	124,178	4,810	6,829
Trustees’ fees and expenses	13,614	34,687	11,941	37,715	1,602	4,878
Interest expense and commitment fee	—	—	—	146,833	—	—
Other	34,219	56,327	39,619	51,929	16,537	29,242
Total Expenses	2,777,040	7,829,597	3,157,420	10,157,525	415,097	703,890
Advisory Fee Waiver (2)	—	—	—	(2,776)	(6,615)	—
Adviser Expense Reimbursement (3)	(600,137)	(1,321,088)	(587,614)	(1,512,901)	(108,215)	(118,054)
Net Expenses	2,176,903	6,508,509	2,569,806	8,641,848	300,267	585,836
NET INVESTMENT INCOME (LOSS)	4,816,269	18,482,368	9,448,942	33,450,844	1,327,270	3,260,551

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	731,984	4,466,294	(2,029,475)	11,494,263	(162,300)	(2,050,134)
Swap transactions	—	—	—	—	—	267,096
Net Realized Gain (Loss)	731,984	4,466,294	(2,029,475)	11,494,263	(162,300)	(1,783,038)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	643,525	(3,862,633)	14,452,693	16,324,313	1,100,148	10,014,951
Unfunded loan commitments	—	—	—	44,714	—	—
Swaps	—	—	—	—	—	(82,841)
Foreign currencies	—	—	(119)	—	—	(15)
Change in Net Unrealized Appreciation (Depreciation)	643,525	(3,862,633)	14,452,574	16,369,027	1,100,148	9,932,095
NET GAIN (LOSS)	1,375,509	603,661	12,423,099	27,863,290	937,848	8,149,057
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,191,778	$19,086,029	$21,872,041	$61,314,134	$2,265,118	$11,409,608

Foreign taxes withheld on dividends and interest	$866	$—	$—	$—	$—	$—

(1)	Class I, Class P, and Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2017

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$161,350	$567,050	$572,968	$80,119	$426,771	$172,734
Total Investment Income	161,350	567,050	572,968	80,119	426,771	172,734

EXPENSES
Advisory fees	50,475	150,349	438,088	54,144	237,185	236,358
Administration fees	21,371	67,561	145,186	18,568	72,410	57,056
Support services expenses	3,213	3,352	6,208	2,196	4,960	3,657
Custodian fees and expenses	230	775	1,415	326	875	911
Shareholder report expenses	1,301	1,950	4,549	1,013	2,706	2,577
Distribution and/or service fees (1)
Class A	7,488	3,951	29,292	3,257	842	682
Class C	17,110	17,763	31,027	3,319	5,040	964
Investor Class	1,207	890	9,805	534	285	2,619
Transfer agency out-of-pocket expenses	1,284	1,541	3,148	1,027	2,065	2,032
Registration fees	91,314	93,975	99,752	91,669	92,069	91,418
Legal, audit and tax service fees	2,081	3,221	8,613	2,010	5,092	4,935
Trustees’ fees and expenses	762	885	1,768	625	1,078	1,137
Offering expenses	21,450	22,335	22,155	21,410	22,156	22,156
Other	7,415	7,443	11,150	9,738	9,879	8,725
Total Expenses	226,701	375,991	812,156	209,836	456,642	435,227
Advisory Fee Waiver (2)	(7,765)	—	—	—	—	—
Adviser Expense Reimbursement (3)	(136,174)	(157,996)	(202,048)	(135,916)	(161,192)	(150,256)
Net Expenses	82,762	217,995	610,108	73,920	295,450	284,971
NET INVESTMENT INCOME (LOSS)	78,588	349,055	(37,140)	6,199	131,321	(112,237)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(11,973)	427,273	171,935	36,392	2,025,062	600,294
Net Realized Gain (Loss)	(11,973)	427,273	171,935	36,392	2,025,062	600,294

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	1,030,767	3,366,911	10,252,328	1,314,715	5,644,679	5,056,267
Change in Net Unrealized Appreciation (Depreciation)	1,030,767	3,366,911	10,252,328	1,314,715	5,644,679	5,056,267
NET GAIN (LOSS)	1,018,794	3,794,184	10,424,263	1,351,107	7,669,741	5,656,561
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,097,382	$4,143,239	$10,387,123	$1,357,306	$7,801,062	$5,544,324

Foreign taxes withheld on dividends and interest	$—	$—	$174	$—	$—	$—

(1)	The Class P, Advisor, and Class S shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS
Net investment income (loss)	$4,679,620	$6,207,397	$6,771,647	$9,467,856	$18,477,814	$23,737,275
Net realized gain (loss)	2,778,068	6,825,195	5,252,361	14,146,859	26,425,429	61,097,352
Change in net unrealized appreciation (depreciation)	14,438,850	(22,221,300)	28,729,583	(37,664,761)	102,713,381	(132,517,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,896,538	(9,188,708)	40,753,591	(14,050,046)	147,616,624	(47,682,438)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,896,693)	(3,904,624)	(4,726,702)	(6,508,735)	(13,130,548)	(16,790,588)
Class B	(439,380)	(705,520)	(651,590)	(932,057)	(1,685,804)	(2,304,983)
Class C	(2,195,350)	(3,620,549)	(2,924,445)	(4,371,819)	(6,559,239)	(8,854,712)
Class R	(193,444)	(233,548)	(104,475)	(138,296)	(375,854)	(450,122)
Advisor Class	(89,445)	(135,864)	(92,773)	(149,204)	(314,926)	(499,724)
Net realized gains
Class A	(1,861,955)	(1,464,958)	(5,435,852)	(7,380,485)	(25,233,447)	(33,710,166)
Class B	(397,080)	(334,902)	(1,034,360)	(1,376,966)	(4,712,449)	(6,330,818)
Class C	(2,020,417)	(1,747,944)	(4,740,186)	(6,468,248)	(18,432,497)	(24,455,786)
Class R	(134,051)	(97,645)	(129,428)	(172,228)	(806,091)	(1,001,296)
Advisor Class	(49,454)	(47,371)	(94,380)	(158,780)	(508,114)	(914,566)
Net Decrease from Dividends and Distributions to Shareholders	(10,277,269)	(12,292,925)	(19,934,191)	(27,656,818)	(71,758,969)	(95,312,761)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	20,641,518	39,128,909	29,875,459	47,922,900	70,798,439	116,741,636
Class B	2,827,965	6,925,517	2,703,181	6,535,490	8,030,046	15,856,471
Class C	21,242,698	39,002,555	17,661,394	35,754,897	45,860,306	84,727,408
Class R	2,087,592	1,932,425	1,069,627	1,375,825	5,214,365	7,577,848
Advisor Class	3,092,771	1,610,009	3,539,110	2,225,824	9,290,977	8,588,539
Dividends and distribution reinvestments
Class A	4,531,370	5,250,529	9,961,916	13,595,937	37,969,820	49,999,360
Class B	801,904	977,663	1,645,794	2,244,758	6,254,491	8,445,179
Class C	4,045,927	5,115,687	7,399,874	10,460,939	24,326,639	32,355,435
Class R	327,495	331,193	233,903	310,524	1,181,945	1,451,418
Advisor Class	90,870	106,229	140,834	218,922	665,876	1,168,221
Cost of shares repurchased
Class A	(47,987,873)	(51,179,411)	(68,788,872)	(63,408,157)	(199,648,777)	(167,614,855)
Class B	(8,585,320)	(10,241,258)	(8,504,928)	(8,755,562)	(29,401,294)	(27,549,588)
Class C	(50,196,070)	(52,611,485)	(54,450,785)	(48,371,128)	(136,343,420)	(111,070,721)
Class R	(4,475,168)	(3,425,328)	(1,359,415)	(2,347,409)	(8,909,350)	(9,685,326)
Advisor Class	(2,925,769)	(4,339,090)	(3,864,077)	(2,670,632)	(12,744,303)	(9,838,319)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(54,480,090)	(21,415,856)	(62,736,985)	(4,906,872)	(177,454,240)	1,152,706
NET INCREASE (DECREASE) IN NET ASSETS	(42,860,821)	(42,897,489)	(41,917,585)	(46,613,736)	(101,596,585)	(141,842,493)

NET ASSETS
Beginning of Year	376,665,993	419,563,482	534,759,414	581,373,150	1,514,698,209	1,656,540,702
End of Year	$333,805,172	$376,665,993	$492,841,829	$534,759,414	$1,413,101,624	$1,514,698,209
Undistributed/Accumulated Net Investment Income (Loss)	($200,930)	($399,812)	($892,512)	($851,862)	($2,862,407)	($2,596,320)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS
Net investment income (loss)	$12,850,495	$10,547,317	$3,003,547	$2,330,611	$433,954	$210,435
Net realized gain (loss)	23,413,481	57,827,730	12,803,315	14,775,806	(80,215)	(167,542)
Change in net unrealized appreciation (depreciation)	89,929,806	(111,596,219)	27,751,137	(33,442,284)	208,284	(34,634)
Net Increase (Decrease) in Net Assets Resulting from Operations	126,193,782	(43,221,172)	43,557,999	(16,335,867)	562,023	8,259

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,094,417)	(9,672,579)	(2,203,191)	(3,216,598)	(150,590)	(97,476)
Class B	(1,058,850)	(1,162,795)	(206,477)	(347,881)
Class C	(3,759,307)	(4,178,994)	(705,928)	(1,159,802)	(76,046)	(19,607)
Class R	(218,727)	(283,644)	(74,738)	(124,319)
Advisor Class	(196,174)	(252,100)	(86,145)	(201,505)	(211,895)	(98,021)
Net realized gains
Class A	(25,096,077)	(34,069,914)	(9,677,910)	(2,096,384)	—	(5,998)
Class B	(4,451,793)	(6,327,240)	(1,616,412)	(392,900)
Class C	(16,040,093)	(22,532,059)	(5,560,851)	(1,274,589)	—	(2,348)
Class R	(693,273)	(1,116,465)	(382,436)	(93,025)
Advisor Class	(439,770)	(821,857)	(281,707)	(116,716)	—	(9,253)
Net Decrease from Dividends and Distributions to Shareholders	(61,048,481)	(80,417,647)	(20,795,795)	(9,023,719)	(438,531)	(232,703)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	53,513,336	83,995,286	18,570,332	29,404,009	676,037	2,050,406
Class B	6,937,497	9,907,249	3,291,525	4,362,107
Class C	28,988,316	50,635,083	13,026,047	20,706,552	1,137,079	285,780
Class R	3,136,442	4,037,759	1,377,281	1,818,983
Advisor Class	6,810,080	10,834,944	5,782,462	5,273,055	6,383,645	376,294
Dividends and distribution reinvestments
Class A	33,892,955	43,328,751	11,753,676	5,249,516	134,927	64,767
Class B	5,370,543	7,294,906	1,802,299	730,892
Class C	19,283,093	25,933,496	6,062,645	2,352,130	75,677	15,094
Class R	912,000	1,400,109	457,174	217,344
Advisor Class	573,035	879,861	351,442	289,976	211,895	107,274
Cost of shares repurchased
Class A	(133,069,630)	(100,116,980)	(34,153,004)	(27,787,173)	(1,356,105)	(371,869)
Class B	(22,051,722)	(22,060,055)	(7,239,118)	(8,359,195)
Class C	(89,208,884)	(65,186,413)	(27,017,151)	(24,540,419)	(401,172)	(171,556)
Class R	(8,078,468)	(6,399,820)	(2,057,339)	(3,269,903)
Advisor Class	(6,919,008)	(8,143,181)	(6,137,725)	(4,514,480)	(290,018)	(1,652,131)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(99,910,415)	36,340,995	(14,129,454)	1,933,394	6,571,965	704,059
NET INCREASE (DECREASE) IN NET ASSETS	(34,765,114)	(87,297,824)	8,632,750	(23,426,192)	6,695,457	479,615

NET ASSETS
Beginning of Year	1,069,485,879	1,156,783,703	315,199,280	338,625,472	6,273,170	5,793,555
End of Year	$1,034,720,765	$1,069,485,879	$323,832,030	$315,199,280	$12,968,627	$6,273,170
Undistributed/Accumulated Net Investment Income (Loss)	($2,175,840)	($2,167,134)	($703,742)	($657,084)	($5,607)	($1,315)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS
Net investment income (loss)	$4,816,269	$2,787,948	$18,482,368	$17,960,091	$9,448,942	$8,915,648
Net realized gain (loss)	731,984	(3,090,621)	4,466,294	(19,731,308)	(2,029,475)	(9,377,645)
Change in net unrealized appreciation (depreciation)	643,525	1,156,485	(3,862,633)	(2,012,536)	14,452,574	(6,372,375)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,191,778	853,812	19,086,029	(3,783,753)	21,872,041	(6,834,372)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,227,149)	(892,384)	(4,826,887)	(6,187,597)	(2,172,945)	(2,415,258)
Class C	(454,025)	(321,233)	(2,444,399)	(3,695,540)	(1,405,025)	(1,539,797)
Class I	(54,322)	(32,531)	(120,832)	(123,656)	(56,031)	(57,518)
Class P			(2,531,674)	(477,842)
Advisor Class	(3,070,775)	(1,529,240)	(8,536,077)	(7,477,502)	(5,862,236)	(4,879,588)
Net realized gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class P			—	—
Advisor Class	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(4,806,271)	(2,775,388)	(18,459,869)	(17,962,137)	(9,496,237)	(8,892,161)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	43,294,940	52,194,546	53,216,416	72,011,353	33,503,568	31,501,290
Class C	17,051,848	24,749,265	19,632,417	30,629,713	15,648,664	17,608,826
Class I	2,142,132	812,407	1,739,345	1,241,695	1,806,030	329,627
Class P			133,255,892	17,836,568
Advisor Class	136,012,122	120,974,490	231,900,698	163,576,472	151,557,523	123,228,346
Dividends and distribution reinvestments
Class A	1,165,652	774,312	4,409,873	5,746,936	1,977,405	2,252,968
Class C	411,509	305,231	2,157,620	3,369,932	1,254,878	1,448,846
Class I	53,032	32,247	119,602	123,113	53,586	55,406
Class P			2,531,674	477,842
Advisor Class	2,752,103	1,296,101	6,151,740	5,474,042	5,061,475	4,414,462
Cost of shares repurchased
Class A	(47,411,008)	(31,534,279)	(94,720,079)	(92,528,818)	(23,925,551)	(28,395,048)
Class C	(18,790,677)	(11,966,152)	(42,744,488)	(70,900,945)	(13,699,228)	(14,506,198)
Class I	(488,855)	(640,633)	(889,532)	(1,455,198)	(423,951)	(710,751)
Class P			(27,196,114)	(1,721,609)
Advisor Class	(106,431,612)	(43,939,996)	(150,931,268)	(131,518,326)	(61,407,661)	(70,036,812)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,761,186	113,057,539	138,633,796	2,362,770	111,406,738	67,190,962
NET INCREASE (DECREASE) IN NET ASSETS	31,146,693	111,135,963	139,259,956	(19,383,120)	123,782,542	51,464,429

NET ASSETS
Beginning of Year	244,806,820	133,670,857	606,179,126	625,562,246	212,927,208	161,462,779
End of Year	$275,953,513	$244,806,820	$745,439,082	$606,179,126	$336,709,750	$212,927,208
Undistributed/Accumulated Net Investment Income (Loss)	$38,026	$28,467	$139,264	$118,060	$88,156	$64,893

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS
Net investment income (loss)	$33,450,844	$28,119,514	$1,327,270	$1,651,089	$3,260,551	$6,895,189
Net realized gain (loss)	11,494,263	(40,657,299)	(162,300)	(3,190,377)	(1,783,038)	(7,360,650)
Change in net unrealized appreciation (depreciation)	16,369,027	16,316,885	1,100,148	329,629	9,932,095	(9,146,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,314,134	3,779,100	2,265,118	(1,209,659)	11,409,608	(9,612,329)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(7,537,571)	(8,001,104)	(225,008)	(301,881)	(362,887)	(344,925)
Class C	(5,464,855)	(5,426,961)	(96,954)	(127,205)	(228,459)	(173,195)
Class I	(6,718,654)	(4,062,226)	(924,173)	(1,025,782)	(235,771)	(9,340)
Class P	(286,295)	(20,218)			(2,450,055)	(5,793,264)
Advisor Class	(13,081,724)	(10,641,012)	(83,321)	(205,543)	(116,166)	(131,878)
Net realized gains
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class P	—	—			—	—
Advisor Class	—	—	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(33,089,099)	(28,151,521)	(1,329,456)	(1,660,411)	(3,393,338)	(6,452,602)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	82,939,080	57,572,103	1,628,742	4,475,132	3,274,163	13,088,825
Class C	43,488,000	35,227,123	658,538	982,447	1,284,968	985,964
Class I	164,737,598	30,632,229	83,759	28,368	5,292,386	9,700
Class P	79,129,961	302,213			7,026,921	107,612,767
Advisor Class	336,633,817	108,596,290	1,099,678	3,629,483	1,574,589	906,132
Dividends and distribution reinvestments
Class A	6,984,894	7,543,692	220,218	278,229	360,665	335,187
Class C	4,965,005	4,943,539	91,087	123,103	223,956	170,845
Class I	4,730,223	3,960,071	924,173	1,025,782	235,287	9,340
Class P	286,295	20,218			2,450,055	5,793,190
Advisor Class	11,318,848	9,527,717	83,017	203,536	112,291	128,245
Cost of shares repurchased
Class A	(81,263,712)	(82,208,193)	(4,025,446)	(3,854,454)	(8,988,593)	(8,242,638)
Class C	(35,425,874)	(53,027,060)	(733,142)	(1,390,787)	(1,431,053)	(1,755,791)
Class I	(16,253,229)	(27,869,021)	(18,058)	(35,989)	(605,738)	(166,524)
Class P	(1,052,617)	(434,287)			(119,565,200)	(23,831,252)
Advisor Class	(139,052,368)	(148,263,600)	(1,183,622)	(7,144,202)	(1,209,101)	(2,827,087)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	462,165,921	(53,476,966)	(1,171,056)	(1,679,352)	(109,964,404)	92,216,903
NET INCREASE (DECREASE) IN NET ASSETS	490,390,956	(77,849,387)	(235,394)	(4,549,422)	(101,948,134)	76,151,972

NET ASSETS
Beginning of Year	676,691,178	754,540,565	33,799,241	38,348,663	130,437,665	54,285,693
End of Year	$1,167,082,134	$676,691,178	$33,563,847	$33,799,241	$28,489,531	$130,437,665
Undistributed/Accumulated Net Investment Income (Loss)	$541,581	$179,836	$7,988	$10,174	$80,315	($166,803)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Large-Cap (1)			Pacific Funds Large-Cap Value (1)
	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015
OPERATIONS
Net investment income (loss)	$78,588	$14,164	$20,210	$349,055	$6,957	$6,447
Net realized gain (loss)	(11,973)	(86,266)	(48,401)	427,273	(7,797)	(3,320)
Change in net unrealized appreciation (depreciation)	1,030,767	55,075	28,100	3,366,911	95,006	(2,862)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,097,382	(17,027)	(91)	4,143,239	94,166	265

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(29,632)	—		(20,862)	—
Class C	(9,343)	—		(13,567)	—
Advisor Class	(15,121)	—		(214,064)	—
Investor Class	(5,861)	(8,940)	—	(4,572)	(13,490)	—
Class S (formerly Institutional Class)	(18,654)	(30,967)	—	(18,228)	—
Net realized gains
Class A	—	—		(4,816)	—
Class C	—	—		(4,860)	—
Advisor Class	—	—		(53,074)	—
Investor Class	—	—	—	(513)	—	—
Class S (formerly Institutional Class)	—	—	—	(2,889)	—
Return of Capital
Class A	—	—		—	—
Class C	—	—		—	—
Advisor Class	—	—		—	—
Investor Class	—	(696)	—	—	—	—
Class S (formerly Institutional Class)	—	(2,409)	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(78,611)	(43,012)	—	(337,445)	(13,490)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	4,071,979	632,295		2,488,423	468,856
Class C	2,217,279	513,265		2,425,871	455,798
Advisor Class	1,498,606	555,638		21,759,017	725,406
Investor Class	124,900	58,500	635,284	288,145	26,102	500,000
Class S (formerly Institutional Class)	94,312	31,500	1,902,333	984,695	210,000
Dividends and distribution reinvestments
Class A	29,244	—		21,351	—
Class C	6,898	—		14,612	—
Advisor Class	13,694	—		266,822	—
Investor Class	5,861	9,636	—	5,085	13,490	—
Class S (formerly Institutional Class)	18,654	33,376	—	21,117	—
Cost of shares repurchased
Class A	(470,964)	(104,757)		(662,237)	—
Class C	(180,400)	(2,811)		(80,513)	(2,799)
Advisor Class	(85,123)	—		(1,181,401)	—
Investor Class	(560,461)	—	(5,030)	(754,855)	—	—
Class S (formerly Institutional Class)	(933,354)	—	(5,866)	(10,881)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,851,125	1,726,642	2,526,721	25,585,251	1,896,853	500,000
NET INCREASE (DECREASE) IN NET ASSETS	6,869,896	1,666,603	2,526,630	29,391,045	1,977,529	500,265

NET ASSETS
Beginning of Year or Periods	4,193,233	2,526,630	—	2,477,794	500,265	—
End of Year or Periods	$11,063,129	$4,193,233	$2,526,630	$31,868,839	$2,477,794	$500,265
Undistributed/Accumulated Net Investment Income (Loss)	$21,427	$—	$20,210	$105,544	$5,447	$6,447

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization, (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization, and (iii) the year ended March 31, 2017 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small/Mid-Cap (1)			Pacific Funds Small-Cap (1)
	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015
OPERATIONS
Net investment income (loss)	($37,140)	$989	$601	$6,199	$1,086	$1,117
Net realized gain (loss)	171,935	(5,191)	2,560	36,392	(10,991)	(1,948)
Change in net unrealized appreciation (depreciation)	10,252,328	278,645	20,855	1,314,715	10,916	16,559
Net Increase (Decrease) in Net Assets Resulting from Operations	10,387,123	274,443	24,016	1,357,306	1,011	15,728

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—		(14,555)	—
Class C	—	—		—	—
Advisor Class	(21,749)	—		(5,176)	—
Investor Class	—	—		(382)	—
Class S (formerly Institutional Class)	(8,326)	(1,676)	—	(10,854)	(2,814)	—
Net realized gains
Class A	(39,391)	—		—	—
Class C	(9,936)	—		—	—
Advisor Class	(87,592)	—		—	—
Investor Class	(9,984)	—		—	—
Class S (formerly Institutional Class)	(20,534)	(2,560)	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(197,512)	(4,236)	—	(30,967)	(2,814)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	23,533,423	2,151,274		1,862,736	314,370
Class C	6,514,556	556,105		568,990	121,394
Advisor Class	73,752,828	1,889,964		7,736,431	162,664
Investor Class	5,564,036	2,210,352		540,100	17,601
Class S (formerly Institutional Class)	6,912,122	210,000	500,000	115,500	10,000	500,000
Dividends and distribution reinvestments
Class A	39,301	—		12,324	—
Class C	9,079	—		—	—
Advisor Class	102,575	—		2,523	—
Investor Class	9,934	—		382	—
Class S (formerly Institutional Class)	28,860	4,236	—	10,854	2,814	—
Cost of shares repurchased
Class A	(9,476,400)	(22,479)		(678,286)	—
Class C	(256,162)	(50,000)		(121,196)	—
Advisor Class	(11,022,181)	(301)		(553,730)	(21,047)
Investor Class	(1,758,049)	—		(20,571)	—
Class S (formerly Institutional Class)	(544,425)	—	—	(538,525)	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	93,409,497	6,949,151	500,000	8,937,532	607,796	500,000
NET INCREASE (DECREASE) IN NET ASSETS	103,599,108	7,219,358	524,016	10,263,871	605,993	515,728

NET ASSETS
Beginning of Year or Periods	7,743,374	524,016	—	1,121,721	515,728	—
End of Year or Periods	$111,342,482	$7,743,374	$524,016	$11,385,592	$1,121,721	$515,728
Undistributed/Accumulated Net Investment Income (Loss)	$—	$5,447	$601	$1,564	$4,922	$1,117

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization, (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization, and (iii) the year ended March 31, 2017 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small-Cap Value (1)			Pacific Funds Small-Cap Growth (1)
	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015	Year Ended March 31, 2017	Period Ended March 31, 2016	Period Ended November 30, 2015
OPERATIONS
Net investment income (loss)	$131,321	$3,326	$3,320	($112,237)	($2,224)	($6,672)
Net realized gain (loss)	2,025,062	(20,102)	6,946	600,294	(23,579)	480
Change in net unrealized appreciation (depreciation)	5,644,679	31,275	4,860	5,056,267	(43,014)	48,670
Net Increase (Decrease) in Net Assets Resulting from Operations	7,801,062	14,499	15,126	5,544,324	(68,817)	42,478

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(2,105)	—		—	—
Class C	(1,057)	—		—	—
Class P				—
Advisor Class	(93,814)	—		—	—
Investor Class	(776)	—		(2,474)	—	—
Class S (formerly Institutional Class)	(54,308)	(8,220)	—	(835)	—
Net realized gains
Class A	(1,689)	—		(7,302)	—
Class C	(2,819)	—		(2,156)	—
Class P				(241,918)
Advisor Class	(124,783)	—		(217,288)	—
Investor Class	(487)	—		(20,495)	—	—
Class S (formerly Institutional Class)	(41,373)	(7,135)	—	(172,777)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(323,211)	(15,355)	—	(665,245)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	695,651	135,641		440,356	41,238
Class C	966,236	114,721		152,043	32,377
Class P				14,045,027
Advisor Class	24,518,128	242,304		11,027,246	226,672
Investor Class	142,826	54,000		14,046	10,000	1,004,459
Class S (formerly Institutional Class)	7,595,633	440,308	698,654	7,796,633	410,000
Dividends and distribution reinvestments
Class A	3,750	—		7,302	—
Class C	2,490	—		2,156	—
Class P				241,918
Advisor Class	216,384	—		217,288	—
Investor Class	1,263	—		22,969	—	—
Class S (formerly Institutional Class)	95,681	15,355	—	173,612	—
Cost of shares repurchased
Class A	(143,206)	—		(17,255)	—
Class C	(60,297)	—		(15,583)	—
Class P				(3,251,562)
Advisor Class	(10,074,494)	—		(170,930)	—
Investor Class	(15,458)	—		(10,765)	—	—
Class S (formerly Institutional Class)	(803,056)	(340)	(7,858)	(10,777)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,141,531	1,001,989	690,796	30,663,724	720,287	1,004,459
NET INCREASE (DECREASE) IN NET ASSETS	30,619,382	1,001,133	705,922	35,542,803	651,470	1,046,937

NET ASSETS
Beginning of Year or Periods	1,707,055	705,922	—	1,698,407	1,046,937	—
End of Year or Periods	$32,326,437	$1,707,055	$705,922	$37,241,210	$1,698,407	$1,046,937
Undistributed/Accumulated Net Investment Income (Loss)	$10,458	$3,958	$3,320	($39,502)	$3,309	$—

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization, (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization, and (iii) the year ended March 31, 2017 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2016 - 3/31/2017	$10.63	$0.19	$0.52	$0.71	($0.22)	($0.14)	($0.36)	$10.98	0.68%	0.60%	1.70%	6.59%	$136,881	57%
4/1/2015 - 3/31/2016	11.22	0.22	(0.43)	(0.21)	(0.28)	(0.10)	(0.38)	10.63	0.67%	0.60%	1.99%	(1.73%)	154,762	42%
4/1/2014 - 3/31/2015	11.29	0.16	0.26	0.42	(0.23)	(0.26)	(0.49)	11.22	0.68%	0.60%	1.44%	3.71%	169,945	17%
4/1/2013 - 3/31/2014	11.40	0.10	0.10	0.20	(0.15)	(0.16)	(0.31)	11.29	0.70%	0.60%	0.90%	1.78%	190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
Class B
4/1/2016 - 3/31/2017	$10.45	$0.10	$0.50	$0.60	($0.15)	($0.14)	($0.29)	$10.76	1.43%	1.35%	0.95%	5.89%	$29,734	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.41)	(0.28)	(0.22)	(0.10)	(0.32)	10.45	1.42%	1.35%	1.24%	(2.51%)	33,675	42%
4/1/2014 - 3/31/2015	11.14	0.08	0.25	0.33	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.00%	37,979	17%
4/1/2013 - 3/31/2014	11.27	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.14	1.45%	1.35%	0.15%	1.06%	39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
Class C
4/1/2016 - 3/31/2017	$10.44	$0.10	$0.51	$0.61	($0.15)	($0.14)	($0.29)	$10.76	1.43%	1.35%	0.95%	5.79%	$153,433	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.42)	(0.29)	(0.22)	(0.10)	(0.32)	10.44	1.42%	1.35%	1.24%	(2.51%)	173,137	42%
4/1/2014 - 3/31/2015	11.13	0.08	0.26	0.34	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.09%	191,946	17%
4/1/2013 - 3/31/2014	11.26	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.13	1.45%	1.35%	0.15%	1.04%	204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
Class R
4/1/2016 - 3/31/2017	$10.57	$0.16	$0.51	$0.67	($0.20)	($0.14)	($0.34)	$10.90	0.93%	0.85%	1.45%	6.36%	$8,354	57%
4/1/2015 - 3/31/2016	11.16	0.19	(0.42)	(0.23)	(0.26)	(0.10)	(0.36)	10.57	0.92%	0.85%	1.74%	(2.05%)	10,116	42%
4/1/2014 - 3/31/2015	11.24	0.14	0.25	0.39	(0.21)	(0.26)	(0.47)	11.16	0.93%	0.85%	1.19%	3.48%	11,820	17%
4/1/2013 - 3/31/2014	11.36	0.07	0.10	0.17	(0.13)	(0.16)	(0.29)	11.24	0.95%	0.85%	0.65%	1.52%	11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
Advisor Class
4/1/2016 - 3/31/2017	$10.65	$0.21	$0.52	$0.73	($0.24)	($0.14)	($0.38)	$11.00	0.43%	0.35%	1.95%	6.89%	$5,404	57%
4/1/2015 - 3/31/2016	11.23	0.25	(0.43)	(0.18)	(0.30)	(0.10)	(0.40)	10.65	0.42%	0.35%	2.24%	(1.53%)	4,976	42%
4/1/2014 - 3/31/2015	11.29	0.19	0.26	0.45	(0.25)	(0.26)	(0.51)	11.23	0.43%	0.35%	1.69%	4.01%	7,872	17%
4/1/2013 - 3/31/2014	11.41	0.12	0.09	0.21	(0.17)	(0.16)	(0.33)	11.29	0.45%	0.40%	1.10%	1.87%	3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2016 - 3/31/2017	$11.73	$0.20	$0.79	$0.99	($0.24)	($0.27)	($0.51)	$12.21	0.67%	0.60%	1.68%	8.49%	$236,725	53%
4/1/2015 - 3/31/2016	12.61	0.25	(0.50)	(0.25)	(0.29)	(0.34)	(0.63)	11.73	0.67%	0.60%	2.07%	(1.87%)	255,376	34%
4/1/2014 - 3/31/2015	12.48	0.18	0.40	0.58	(0.25)	(0.20)	(0.45)	12.61	0.67%	0.60%	1.40%	4.69%	276,898	17%
4/1/2013 - 3/31/2014	12.10	0.11	0.50	0.61	(0.18)	(0.05)	(0.23)	12.48	0.69%	0.60%	0.89%	5.08%	274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
Class B
4/1/2016 - 3/31/2017	$11.56	$0.11	$0.78	$0.89	($0.17)	($0.27)	($0.44)	$12.01	1.42%	1.35%	0.93%	7.75%	$45,184	53%
4/1/2015 - 3/31/2016	12.46	0.16	(0.49)	(0.33)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	47,540	34%
4/1/2014 - 3/31/2015	12.36	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.46	1.42%	1.35%	0.65%	3.91%	51,223	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.11)	(0.05)	(0.16)	12.36	1.44%	1.35%	0.14%	4.47%	52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
Class C
4/1/2016 - 3/31/2017	$11.56	$0.11	$0.77	$0.88	($0.17)	($0.27)	($0.44)	$12.00	1.42%	1.35%	0.93%	7.74%	$200,105	53%
4/1/2015 - 3/31/2016	12.45	0.16	(0.48)	(0.32)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	221,192	34%
4/1/2014 - 3/31/2015	12.35	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.45	1.42%	1.35%	0.65%	3.93%	240,803	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.12)	(0.05)	(0.17)	12.35	1.44%	1.35%	0.14%	4.41%	228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate-Conservative (Continued)
Class R
4/1/2016 - 3/31/2017	$11.68	$0.17	$0.78	$0.95	($0.22)	($0.27)	($0.49)	$12.14	0.92%	0.85%	1.43%	8.26%	$5,934	53%
4/1/2015 - 3/31/2016	12.56	0.22	(0.49)	(0.27)	(0.27)	(0.34)	(0.61)	11.68	0.92%	0.85%	1.82%	(2.15%)	5,761	34%
4/1/2014 - 3/31/2015	12.44	0.14	0.41	0.55	(0.23)	(0.20)	(0.43)	12.56	0.92%	0.85%	1.15%	4.43%	6,881	17%
4/1/2013 - 3/31/2014	12.06	0.08	0.51	0.59	(0.16)	(0.05)	(0.21)	12.44	0.94%	0.85%	0.64%	4.91%	7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
Advisor Class
4/1/2016 - 3/31/2017	$11.75	$0.23	$0.79	$1.02	($0.26)	($0.27)	($0.53)	$12.24	0.42%	0.35%	1.93%	8.78%	$4,895	53%
4/1/2015 - 3/31/2016	12.62	0.28	(0.49)	(0.21)	(0.32)	(0.34)	(0.66)	11.75	0.42%	0.35%	2.32%	(1.60%)	4,891	34%
4/1/2014 - 3/31/2015	12.49	0.21	0.40	0.61	(0.28)	(0.20)	(0.48)	12.62	0.42%	0.35%	1.65%	4.89%	5,568	17%
4/1/2013 - 3/31/2014	12.10	0.13	0.51	0.64	(0.20)	(0.05)	(0.25)	12.49	0.44%	0.40%	1.09%	5.32%	2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2016 - 3/31/2017	$12.99	$0.22	$1.17	$1.39	($0.24)	($0.47)	($0.71)	$13.67	0.66%	0.60%	1.60%	10.94%	$720,438	48%
4/1/2015 - 3/31/2016	14.20	0.25	(0.60)	(0.35)	(0.28)	(0.58)	(0.86)	12.99	0.66%	0.60%	1.85%	(2.50%)	771,853	35%
4/1/2014 - 3/31/2015	13.98	0.18	0.55	0.73	(0.32)	(0.19)	(0.51)	14.20	0.66%	0.60%	1.28%	5.30%	844,759	19%
4/1/2013 - 3/31/2014	13.06	0.11	1.00	1.11	(0.19)	—	(0.19)	13.98	0.69%	0.60%	0.84%	8.51%	814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
Class B
4/1/2016 - 3/31/2017	$12.87	$0.11	$1.17	$1.28	($0.16)	($0.47)	($0.63)	$13.52	1.41%	1.35%	0.85%	10.18%	$134,766	48%
4/1/2015 - 3/31/2016	14.10	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.87	1.41%	1.35%	1.10%	(3.21%)	142,921	35%
4/1/2014 - 3/31/2015	13.89	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.10	1.41%	1.35%	0.53%	4.49%	159,975	19%
4/1/2013 - 3/31/2014	12.96	0.01	1.01	1.02	(0.09)	—	(0.09)	13.89	1.44%	1.35%	0.09%	7.90%	156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
Class C
4/1/2016 - 3/31/2017	$12.85	$0.11	$1.17	$1.28	($0.16)	($0.47)	($0.63)	$13.50	1.41%	1.35%	0.85%	10.19%	$515,691	48%
4/1/2015 - 3/31/2016	14.08	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.85	1.41%	1.35%	1.10%	(3.22%)	554,661	35%
4/1/2014 - 3/31/2015	13.87	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.08	1.41%	1.35%	0.53%	4.51%	601,814	19%
4/1/2013 - 3/31/2014	12.95	0.01	1.01	1.02	(0.10)	—	(0.10)	13.87	1.44%	1.35%	0.09%	7.89%	566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
Class R
4/1/2016 - 3/31/2017	$12.97	$0.18	$1.17	$1.35	($0.21)	($0.47)	($0.68)	$13.64	0.91%	0.85%	1.35%	10.66%	$24,224	48%
4/1/2015 - 3/31/2016	14.18	0.22	(0.60)	(0.38)	(0.25)	(0.58)	(0.83)	12.97	0.91%	0.85%	1.60%	(2.70%)	25,429	35%
4/1/2014 - 3/31/2015	13.96	0.15	0.54	0.69	(0.28)	(0.19)	(0.47)	14.18	0.91%	0.85%	1.03%	5.00%	28,097	19%
4/1/2013 - 3/31/2014	13.03	0.08	1.00	1.08	(0.15)	—	(0.15)	13.96	0.94%	0.85%	0.59%	8.33%	31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
Advisor Class
4/1/2016 - 3/31/2017	$13.00	$0.25	$1.18	$1.43	($0.27)	($0.47)	($0.74)	$13.69	0.41%	0.35%	1.85%	11.30%	$17,983	48%
4/1/2015 - 3/31/2016	14.20	0.29	(0.60)	(0.31)	(0.31)	(0.58)	(0.89)	13.00	0.41%	0.35%	2.10%	(2.24%)	19,835	35%
4/1/2014 - 3/31/2015	13.98	0.22	0.55	0.77	(0.36)	(0.19)	(0.55)	14.20	0.41%	0.35%	1.53%	5.54%	21,896	19%
4/1/2013 - 3/31/2014	13.06	0.14	1.00	1.14	(0.22)	—	(0.22)	13.98	0.44%	0.40%	1.04%	8.73%	19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2016 - 3/31/2017	$13.74	$0.22	$1.54	$1.76	($0.23)	($0.66)	($0.89)	$14.61	0.67%	0.60%	1.55%	13.08%	$560,395	43%
4/1/2015 - 3/31/2016	15.34	0.19	(0.69)	(0.50)	(0.23)	(0.87)	(1.10)	13.74	0.66%	0.60%	1.29%	(3.35%)	570,267	34%
4/1/2014 - 3/31/2015	14.74	0.16	0.77	0.93	(0.33)	—	(0.33)	15.34	0.66%	0.60%	1.07%	6.36%	607,360	21%
4/1/2013 - 3/31/2014	13.33	0.09	1.51	1.60	(0.19)	—	(0.19)	14.74	0.69%	0.60%	0.66%	12.01%	555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Growth (Continued)
Class B
4/1/2016 - 3/31/2017	$13.59	$0.11	$1.53	$1.64	($0.15)		($0.66)	($0.81)		$14.42	1.42%	1.35%	0.80%	12.30%	$98,256	43%
4/1/2015 - 3/31/2016	15.22	0.08	(0.69)	(0.61)	(0.15)		(0.87)	(1.02)		13.59	1.41%	1.35%	0.54%	(4.13%)	102,001	34%
4/1/2014 - 3/31/2015	14.62	0.05	0.77	0.82	(0.22)		—	(0.22)		15.22	1.41%	1.35%	0.32%	5.61%	119,159	21%
4/1/2013 - 3/31/2014	13.22	(0.01)	1.50	1.49	(0.09)		—	(0.09)		14.62	1.44%	1.35%	(0.09%)	11.25%	119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)		—	(0.05)		13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
Class C
4/1/2016 - 3/31/2017	$13.55	$0.11	$1.53	$1.64	($0.15)		($0.66)	($0.81)		$14.38	1.42%	1.35%	0.80%	12.33%	$347,447	43%
4/1/2015 - 3/31/2016	15.18	0.08	(0.69)	(0.61)	(0.15)		(0.87)	(1.02)		13.55	1.41%	1.35%	0.54%	(4.13%)	366,805	34%
4/1/2014 - 3/31/2015	14.59	0.05	0.76	0.81	(0.22)		—	(0.22)		15.18	1.41%	1.35%	0.32%	5.59%	398,716	21%
4/1/2013 - 3/31/2014	13.19	(0.01)	1.50	1.49	(0.09)		—	(0.09)		14.59	1.44%	1.35%	(0.09%)	11.33%	375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)		—	(0.05)		13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
Class R
4/1/2016 - 3/31/2017	$13.71	$0.18	$1.54	$1.72	($0.20)		($0.66)	($0.86)		$14.57	0.92%	0.85%	1.30%	12.86%	$15,347	43%
4/1/2015 - 3/31/2016	15.32	0.15	(0.68)	(0.53)	(0.21)		(0.87)	(1.08)		13.71	0.91%	0.85%	1.04%	(3.60%)	18,328	34%
4/1/2014 - 3/31/2015	14.72	0.12	0.77	0.89	(0.29)		—	(0.29)		15.32	0.91%	0.85%	0.82%	6.10%	21,383	21%
4/1/2013 - 3/31/2014	13.32	0.06	1.49	1.55	(0.15)		—	(0.15)		14.72	0.94%	0.85%	0.41%	11.67%	20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07	0.96	1.03	(0.11)		—	(0.11)		13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
Advisor Class
4/1/2016 - 3/31/2017	$13.76	$0.26	$1.54	$1.80	($0.26)		($0.66)	($0.92)		$14.64	0.42%	0.35%	1.80%	13.34%	$13,275	43%
4/1/2015 - 3/31/2016	15.35	0.22	(0.68)	(0.46)	(0.26)		(0.87)	(1.13)		13.76	0.41%	0.35%	1.54%	(3.10%)	12,084	34%
4/1/2014 - 3/31/2015	14.75	0.19	0.78	0.97	(0.37)		—	(0.37)		15.35	0.41%	0.35%	1.32%	6.61%	10,165	21%
4/1/2013 - 3/31/2014	13.34	0.12	1.51	1.63	(0.22)		—	(0.22)		14.75	0.44%	0.40%	0.86%	12.21%	5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)	0.85	0.84	—		—	—		13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2016 - 3/31/2017	$14.70	$0.19	$1.96	$2.15	($0.19)		($0.87)	($1.06)		$15.79	0.68%	0.60%	1.25%	15.06%	$179,825	41%
4/1/2015 - 3/31/2016	15.85	0.16	(0.85)	(0.69)	(0.28)		(0.18)	(0.46)		14.70	0.68%	0.60%	1.03%	(4.37%)	170,874	35%
4/1/2014 - 3/31/2015	15.23	0.15	0.79	0.94	(0.32)		—	(0.32)		15.85	0.68%	0.60%	0.97%	6.18%	177,171	20%
4/1/2013 - 3/31/2014	13.50	0.08	1.77	1.85	(0.12)		—	(0.12)		15.23	0.71%	0.60%	0.58%	13.70%	161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07	0.96	1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
Class B
4/1/2016 - 3/31/2017	$14.43	$0.07	$1.93	$2.00	($0.10)		($0.87)	($0.97)		$15.46	1.43%	1.35%	0.50%	14.22%	$29,946	41%
4/1/2015 - 3/31/2016	15.57	0.04	(0.84)	(0.80)	(0.16)		(0.18)	(0.34)		14.43	1.43%	1.35%	0.28%	(5.15%)	30,038	35%
4/1/2014 - 3/31/2015	14.94	0.03	0.80	0.83	(0.20)		—	(0.20)		15.57	1.43%	1.35%	0.22%	5.55%	35,840	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.76	1.74	(0.02)		—	(0.02)		14.94	1.46%	1.35%	(0.17%)	13.13%	37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.96	0.94	(0.00	)(6)	—	(0.00	)(6)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
Class C
4/1/2016 - 3/31/2017	$14.41	$0.07	$1.93	$2.00	($0.11)		($0.87)	($0.98)		$15.43	1.43%	1.35%	0.50%	14.18%	$99,582	41%
4/1/2015 - 3/31/2016	15.55	0.04	(0.83)	(0.79)	(0.17)		(0.18)	(0.35)		14.41	1.43%	1.35%	0.28%	(5.13%)	100,573	35%
4/1/2014 - 3/31/2015	14.93	0.03	0.79	0.82	(0.20)		—	(0.20)		15.55	1.43%	1.35%	0.22%	5.54%	110,241	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.75	1.73	(0.02)		—	(0.02)		14.93	1.46%	1.35%	(0.17%)	13.12%	101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.97	0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
Class R
4/1/2016 - 3/31/2017	$14.63	$0.15	$1.95	$2.10	($0.16)		($0.87)	($1.03)		$15.70	0.93%	0.85%	1.00%	14.71%	$7,313	41%
4/1/2015 - 3/31/2016	15.77	0.12	(0.84)	(0.72)	(0.24)		(0.18)	(0.42)		14.63	0.93%	0.85%	0.78%	(4.59%)	7,036	35%
4/1/2014 - 3/31/2015	15.15	0.11	0.79	0.90	(0.28)		—	(0.28)		15.77	0.93%	0.85%	0.72%	5.94%	8,893	20%
4/1/2013 - 3/31/2014	13.43	0.05	1.75	1.80	(0.08)		—	(0.08)		15.15	0.96%	0.85%	0.33%	13.45%	8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04	0.97	1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Aggressive-Growth (Continued)
Advisor Class
4/1/2016 - 3/31/2017	$14.71	$0.23		$1.97		$2.20	($0.22)	($0.87)	($1.09)	$15.82	0.43%	0.35%	1.50%	15.32%	$7,166	41%
4/1/2015 - 3/31/2016	15.86	0.19		(0.84)		(0.65)	(0.32)	(0.18)	(0.50)	14.71	0.43%	0.35%	1.28%	(4.13%)	6,679	35%
4/1/2014 - 3/31/2015	15.23	0.19		0.79		0.98	(0.35)	—	(0.35)	15.86	0.43%	0.35%	1.22%	6.50%	6,480	20%
4/1/2013 - 3/31/2014	13.51	0.11		1.76		1.87	(0.15)	—	(0.15)	15.23	0.46%	0.40%	0.78%	13.84%	2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)		0.96		0.95	—	—	—	13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
Pacific Funds Diversified Alternatives
Class A
4/1/2016 - 3/31/2017	$9.63	$0.58		$0.11		$0.69	($0.62)	$—	($0.62)	$9.70	1.24%	0.85%	5.96%	7.28%	$2,647	37%
4/1/2015 - 3/31/2016	10.00	0.35		(0.31)		0.04	(0.37)	(0.04)	(0.41)	9.63	1.36%	0.85%	3.65%	0.55%	3,136	73%
4/1/2014 - 3/31/2015	9.99	0.38		(0.06)		0.32	(0.29)	(0.02)	(0.31)	10.00	2.83%	0.85%	3.77%	3.19%	1,465	23%
12/31/2013 - 3/31/2014	10.00	(0.01)		(0.00	)(6)	(0.01)	—	—	—	9.99	3.36%	0.85%	(0.34%)	(0.10%)	10	1%
Class C
4/1/2016 - 3/31/2017	$9.55	$0.51		$0.10		$0.61	($0.59)	$—	($0.59)	$9.57	1.99%	1.60%	5.21%	6.48%	$1,452	37%
4/1/2015 - 3/31/2016	9.92	0.28		(0.31)		(0.03)	(0.30)	(0.04)	(0.34)	9.55	2.11%	1.60%	2.90%	(0.19%)	661	73%
4/1/2014 - 3/31/2015	9.97	0.30		(0.06)		0.24	(0.27)	(0.02)	(0.29)	9.92	3.58%	1.60%	3.02%	2.39%	558	23%
12/31/2013 - 3/31/2014	10.00	(0.03)		(0.00	)(6)	(0.03)	—	—	—	9.97	4.11%	1.60%	(1.09%)	(0.30%)	10	1%
Advisor Class
4/1/2016 - 3/31/2017	$9.65	$0.61		$0.12		$0.73	($0.65)	$—	($0.65)	$9.73	0.99%	0.60%	6.21%	7.49%	$8,870	37%
4/1/2015 - 3/31/2016	10.01	0.39		(0.33)		0.06	(0.38)	(0.04)	(0.42)	9.65	1.11%	0.60%	3.90%	0.86%	2,476	73%
4/1/2014 - 3/31/2015	9.99	0.41		(0.08)		0.33	(0.29)	(0.02)	(0.31)	10.01	2.58%	0.60%	4.02%	3.37%	3,771	23%
12/31/2013 - 3/31/2014	10.00	(0.00	)(6)	(0.01)		(0.01)	—	—	—	9.99	3.11%	0.60%	(0.09%)	(0.10%)	1,978	1%
Pacific Funds Short Duration Income
Class A
4/1/2016 - 3/31/2017	$10.26	$0.18		$0.06		$0.24	($0.18)	$—	($0.18)	$10.32	1.05%	0.83%	1.77%	2.36%	$66,901	86%
4/1/2015 - 3/31/2016	10.41	0.17		(0.15)		0.02	(0.17)	—	(0.17)	10.26	1.06%	0.85%	1.62%	0.15%	69,477	41%
4/1/2014 - 3/31/2015	10.46	0.19		(0.03)		0.16	(0.18)	(0.03)	(0.21)	10.41	1.09%	0.85%	1.77%	1.51%	48,685	78%
4/1/2013 - 3/31/2014	10.46	0.17		0.04		0.21	(0.18)	(0.03)	(0.21)	10.46	1.14%	0.85%	1.68%	2.00%	60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16		0.32		0.48	(0.15)	(0.07)	(0.22)	10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%
Class C
4/1/2016 - 3/31/2017	$10.24	$0.11		$0.05		$0.16	($0.10)	$—	($0.10)	$10.30	1.80%	1.58%	1.02%	1.60%	$43,092	86%
4/1/2015 - 3/31/2016	10.39	0.09		(0.15)		(0.06)	(0.09)	—	(0.09)	10.24	1.81%	1.60%	0.87%	(0.58%)	44,180	41%
4/1/2014 - 3/31/2015	10.45	0.11		(0.03)		0.08	(0.11)	(0.03)	(0.14)	10.39	1.84%	1.60%	1.02%	0.68%	31,569	78%
4/1/2013 - 3/31/2014	10.45	0.10		0.03		0.13	(0.10)	(0.03)	(0.13)	10.45	1.89%	1.60%	0.93%	1.28%	23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10		0.33		0.43	(0.11)	(0.07)	(0.18)	10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2016 - 3/31/2017	$10.25	$0.21		$0.05		$0.26	($0.21)	$—	($0.21)	$10.30	0.65%	0.53%	2.06%	2.56%	$3,407	86%
4/1/2015 - 3/31/2016	10.39	0.20		(0.14)		0.06	(0.20)	—	(0.20)	10.25	0.66%	0.55%	1.92%	0.54%	1,695	41%
4/1/2014 - 3/31/2015	10.45	0.21		(0.03)		0.18	(0.21)	(0.03)	(0.24)	10.39	0.69%	0.57%	2.05%	1.70%	1,516	78%
4/1/2013 - 3/31/2014	10.45	0.21		0.02		0.23	(0.20)	(0.03)	(0.23)	10.45	0.74%	0.60%	1.93%	2.20%	979	98%
4/1/2012 - 3/31/2013	10.14	0.23		0.38		0.61	(0.23)	(0.07)	(0.30)	10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
Advisor Class
4/1/2016 - 3/31/2017	$10.26	$0.21		$0.06		$0.27	($0.21)	$—	($0.21)	$10.32	0.80%	0.57%	2.02%	2.62%	$162,554	86%
4/1/2015 - 3/31/2016	10.41	0.19		(0.15)		0.04	(0.19)	—	(0.19)	10.26	0.81%	0.60%	1.87%	0.40%	129,455	41%
4/1/2014 - 3/31/2015	10.46	0.21		(0.02)		0.19	(0.21)	(0.03)	(0.24)	10.41	0.83%	0.60%	2.02%	1.78%	51,901	78%
4/1/2013 - 3/31/2014	10.46	0.20		0.03		0.23	(0.20)	(0.03)	(0.23)	10.46	0.89%	0.60%	1.93%	2.25%	9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18		0.31		0.49	(0.16)	(0.07)	(0.23)	10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income
Class A
4/1/2016 - 3/31/2017	$10.45	$0.28	$0.06	$0.34	($0.28)	$—	($0.28)	$10.51	1.13%	0.93%	2.63%	3.23%	$160,226	82%
4/1/2015 - 3/31/2016	10.79	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	10.45	1.14%	0.95%	2.92%	(0.27%)	196,297	74%
4/1/2014 - 3/31/2015	10.66	0.31	0.13	0.44	(0.31)	—	(0.31)	10.79	1.14%	0.93%	2.93%	4.17%	218,368	53%
4/1/2013 - 3/31/2014	10.92	0.32	(0.09)	0.23	(0.33)	(0.16)	(0.49)	10.66	1.16%	0.90%	3.03%	2.27%	221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30	0.55	0.85	(0.29)	(0.25)	(0.54)	10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
Class C
4/1/2016 - 3/31/2017	$10.45	$0.20	$0.06	$0.26	($0.20)	$—	($0.20)	$10.51	1.88%	1.68%	1.88%	2.46%	$120,546	82%
4/1/2015 - 3/31/2016	10.79	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)	10.45	1.89%	1.70%	2.17%	(1.03%)	140,657	74%
4/1/2014 - 3/31/2015	10.66	0.23	0.13	0.36	(0.23)	—	(0.23)	10.79	1.89%	1.68%	2.18%	3.42%	183,952	53%
4/1/2013 - 3/31/2014	10.93	0.24	(0.10)	0.14	(0.25)	(0.16)	(0.41)	10.66	1.91%	1.65%	2.28%	1.41%	122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22	0.55	0.77	(0.21)	(0.25)	(0.46)	10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
Class I
4/1/2016 - 3/31/2017	$10.46	$0.31	$0.06	$0.37	($0.31)	$—	($0.31)	$10.52	0.73%	0.62%	2.93%	3.54%	$4,563	82%
4/1/2015 - 3/31/2016	10.80	0.34	(0.34)	0.00	(0.34)	—	(0.34)	10.46	0.74%	0.65%	3.22%	0.03%	3,585	74%
4/1/2014 - 3/31/2015	10.67	0.34	0.13	0.47	(0.34)	—	(0.34)	10.80	0.73%	0.65%	3.21%	4.46%	3,806	53%
4/1/2013 - 3/31/2014	10.93	0.35	(0.09)	0.26	(0.36)	(0.16)	(0.52)	10.67	0.76%	0.65%	3.28%	2.53%	1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33	0.55	0.88	(0.32)	(0.25)	(0.57)	10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
Class P
4/1/2016 - 3/31/2017	$10.49	$0.30	$0.06	$0.36	($0.30)	$—	($0.30)	$10.55	0.73%	0.70%	2.86%	3.46%	$122,260	82%
4/27/2015 - 3/31/2016	10.88	0.31	(0.39)	(0.08)	(0.31)	—	(0.31)	10.49	0.74%	0.70%	3.17%	(0.75%)	15,964	74%
Advisor Class
4/1/2016 - 3/31/2017	$10.47	$0.31	$0.05	$0.36	($0.30)	$—	($0.30)	$10.53	0.88%	0.66%	2.90%	3.50%	$337,844	82%
4/1/2015 - 3/31/2016	10.81	0.33	(0.34)	(0.01)	(0.33)	—	(0.33)	10.47	0.89%	0.70%	3.17%	(0.02%)	249,677	74%
4/1/2014 - 3/31/2015	10.68	0.34	0.13	0.47	(0.34)	—	(0.34)	10.81	0.88%	0.69%	3.17%	4.43%	219,437	53%
4/1/2013 - 3/31/2014	10.95	0.35	(0.10)	0.25	(0.36)	(0.16)	(0.52)	10.68	0.91%	0.65%	3.28%	2.53%	69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24	0.41	0.65	(0.24)	(0.25)	(0.49)	10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%
Pacific Funds Strategic Income
Class A
4/1/2016 - 3/31/2017	$10.09	$0.39	$0.59	$0.98	($0.39)	$—	($0.39)	$10.68	1.25%	1.02%	3.71%	9.82%	$66,765	116%
4/1/2015 - 3/31/2016	10.75	0.43	(0.66)	(0.23)	(0.43)	—	(0.43)	10.09	1.26%	1.05%	4.20%	(2.17%)	52,218	94%
4/1/2014 - 3/31/2015	11.20	0.46	(0.37)	0.09	(0.44)	(0.10)	(0.54)	10.75	1.28%	1.05%	4.18%	0.84%	51,175	157%
4/1/2013 - 3/31/2014	11.23	0.48	0.30	0.78	(0.49)	(0.32)	(0.81)	11.20	1.43%	1.05%	4.34%	7.25%	37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2016 - 3/31/2017	$10.07	$0.31	$0.59	$0.90	($0.31)	$—	($0.31)	$10.66	2.00%	1.76%	2.97%	9.03%	$50,016	116%
4/1/2015 - 3/31/2016	10.73	0.36	(0.67)	(0.31)	(0.35)	—	(0.35)	10.07	2.01%	1.80%	3.45%	(2.90%)	44,196	94%
4/1/2014 - 3/31/2015	11.19	0.38	(0.38)	—	(0.36)	(0.10)	(0.46)	10.73	2.03%	1.80%	3.43%	0.03%	42,684	157%
4/1/2013 - 3/31/2014	11.22	0.40	0.30	0.70	(0.41)	(0.32)	(0.73)	11.19	2.18%	1.80%	3.59%	6.51%	23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2016 - 3/31/2017	$10.03	$0.42	$0.59	$1.01	($0.42)	$—	($0.42)	$10.62	0.85%	0.71%	4.01%	10.20%	$2,446	116%
4/1/2015 - 3/31/2016	10.70	0.46	(0.67)	(0.21)	(0.46)	—	(0.46)	10.03	0.86%	0.75%	4.50%	(1.98%)	948	94%
4/1/2014 - 3/31/2015	11.15	0.49	(0.37)	0.12	(0.47)	(0.10)	(0.57)	10.70	0.88%	0.77%	4.46%	1.13%	1,381	157%
4/1/2013 - 3/31/2014	11.18	0.52	0.28	0.80	(0.51)	(0.32)	(0.83)	11.15	1.03%	0.80%	4.59%	7.51%	1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Strategic Income (Continued)
Advisor Class
4/1/2016 - 3/31/2017	$10.09	$0.42	$0.58	$1.00	($0.41)	$—	($0.41)	$10.68	1.00%	0.77%	3.96%	10.09%	$217,482	116%
4/1/2015 - 3/31/2016	10.76	0.46	(0.68)	(0.22)	(0.45)	—	(0.45)	10.09	1.01%	0.80%	4.45%	(2.01%)	115,565	94%
4/1/2014 - 3/31/2015	11.20	0.48	(0.35)	0.13	(0.47)	(0.10)	(0.57)	10.76	1.03%	0.80%	4.43%	1.20%	66,223	157%
4/1/2013 - 3/31/2014	11.24	0.51	0.29	0.80	(0.52)	(0.32)	(0.84)	11.20	1.18%	0.80%	4.59%	7.42%	9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%
Pacific Funds Floating Rate Income
Class A
4/1/2016 - 3/31/2017	$9.76	$0.42	$0.38	$0.80	($0.41)	$—	($0.41)	$10.15	1.30%	1.09%	4.21%	8.32%	$207,238	168%
4/1/2015 - 3/31/2016	10.08	0.39	(0.32)	0.07	(0.39)	—	(0.39)	9.76	1.30%	1.12%	3.92%	0.72%	191,376	99%
4/1/2014 - 3/31/2015	10.51	0.44	(0.40)	0.04	(0.44)	(0.03)	(0.47)	10.08	1.29%	1.07%	4.20%	0.38%	215,160	80%
4/1/2013 - 3/31/2014	10.46	0.40	0.04	0.44	(0.37)	(0.02)	(0.39)	10.51	1.30%	1.05%	3.86%	4.30%	375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
Class C
4/1/2016 - 3/31/2017	$9.74	$0.35	$0.37	$0.72	($0.33)	$—	($0.33)	$10.13	2.05%	1.83%	3.47%	7.54%	$180,612	168%
4/1/2015 - 3/31/2016	10.06	0.31	(0.31)	0.00	(0.32)	—	(0.32)	9.74	2.05%	1.87%	3.17%	(0.04%)	161,326	99%
4/1/2014 - 3/31/2015	10.50	0.36	(0.40)	(0.04)	(0.37)	(0.03)	(0.40)	10.06	2.04%	1.82%	3.45%	(0.46%)	179,798	80%
4/1/2013 - 3/31/2014	10.45	0.33	0.04	0.37	(0.30)	(0.02)	(0.32)	10.50	2.05%	1.80%	3.11%	3.57%	214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
Class I
4/1/2016 - 3/31/2017	$9.77	$0.45	$0.38	$0.83	($0.44)	$—	($0.44)	$10.16	0.89%	0.78%	4.52%	8.63%	$249,811	168%
4/1/2015 - 3/31/2016	10.09	0.42	(0.32)	0.10	(0.42)	—	(0.42)	9.77	0.90%	0.82%	4.22%	1.02%	91,984	99%
4/1/2014 - 3/31/2015	10.53	0.46	(0.40)	0.06	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.81%	4.46%	0.55%	88,508	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.05	0.48	(0.40)	(0.02)	(0.42)	10.53	0.90%	0.80%	4.11%	4.65%	96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
Class P
4/1/2016 - 3/31/2017	$9.76	$0.45	$0.38	$0.83	($0.43)	$—	($0.43)	$10.16	0.89%	0.87%	4.43%	8.56%	$78,660	168%
4/1/2015 - 3/31/2016	10.09	0.41	(0.33)	0.08	(0.41)	—	(0.41)	9.76	0.90%	0.87%	4.17%	0.97%	568	99%
4/1/2014 - 3/31/2015	10.52	0.45	(0.38)	0.07	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.83%	4.44%	0.64%	691	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.52	0.90%	0.80%	4.11%	4.53%	249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—	(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
Advisor Class
4/1/2016 - 3/31/2017	$9.79	$0.45	$0.37	$0.82	($0.43)	$—	($0.43)	$10.18	1.04%	0.83%	4.47%	8.56%	$450,761	168%
4/1/2015 - 3/31/2016	10.11	0.41	(0.32)	0.09	(0.41)	—	(0.41)	9.79	1.05%	0.87%	4.17%	0.96%	231,437	99%
4/1/2014 - 3/31/2015	10.54	0.46	(0.39)	0.07	(0.47)	(0.03)	(0.50)	10.11	1.04%	0.82%	4.45%	0.63%	270,383	80%
4/1/2013 - 3/31/2014	10.49	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.54	1.05%	0.80%	4.11%	4.54%	368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
Pacific Funds Limited Duration High Income
Class A
4/1/2016 - 3/31/2017	$8.86	$0.35	$0.26	$0.61	($0.35)	$—	($0.35)	$9.12	1.47%	1.05%	3.87%	7.01%	$5,506	77%
4/1/2015 - 3/31/2016	9.60	0.41	(0.74)	(0.33)	(0.41)	—	(0.41)	8.86	1.45%	1.08%	4.44%	(3.48%)	7,503	48%
4/1/2014 - 3/31/2015	10.22	0.45	(0.58)	(0.13)	(0.45)	(0.04)	(0.49)	9.60	1.49%	1.08%	4.51%	(1.27%)	7,094	49%
7/31/2013 - 3/31/2014	10.00	0.26	0.22	0.48	(0.25)	(0.01)	(0.26)	10.22	1.67%	1.08%	3.94%	4.85%	8,677	53%
Class C
4/1/2016 - 3/31/2017	$8.85	$0.28	$0.26	$0.54	($0.29)	$—	($0.29)	$9.10	2.22%	1.78%	3.14%	6.12%	$3,206	77%
4/1/2015 - 3/31/2016	9.58	0.34	(0.73)	(0.39)	(0.34)	—	(0.34)	8.85	2.20%	1.83%	3.69%	(4.10%)	3,104	48%
4/1/2014 - 3/31/2015	10.20	0.37	(0.57)	(0.20)	(0.38)	(0.04)	(0.42)	9.58	2.21%	1.83%	3.76%	(1.99%)	3,664	49%
7/31/2013 - 3/31/2014	10.00	0.21	0.22	0.43	(0.22)	(0.01)	(0.23)	10.20	2.42%	1.83%	3.19%	4.28%	2,442	53%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Limited Duration High Income (Continued)
Class I
4/1/2016 - 3/31/2017	$8.86	$0.38	$0.25	$0.63	($0.38)	$—	($0.38)	$9.11	1.07%	0.76%	4.16%	7.32%	$22,819	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.74)	(0.30)	(0.44)	—	(0.44)	8.86	1.05%	0.78%	4.74%	(3.19%)	21,217	48%
4/1/2014 - 3/31/2015	10.22	0.48	(0.58)	(0.10)	(0.48)	(0.04)	(0.52)	9.60	1.09%	0.80%	4.79%	(0.89%)	21,921	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.26)	(0.01)	(0.27)	10.22	1.27%	0.83%	4.19%	4.87%	22,227	53%
Advisor Class
4/1/2016 - 3/31/2017	$8.86	$0.37	$0.25	$0.62	($0.37)	$—	($0.37)	$9.11	1.22%	0.79%	4.13%	7.17%	$2,032	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.75)	(0.31)	(0.43)	—	(0.43)	8.86	1.20%	0.83%	4.69%	(3.24%)	1,975	48%
4/1/2014 - 3/31/2015	10.21	0.46	(0.55)	(0.09)	(0.48)	(0.04)	(0.52)	9.60	1.18%	0.83%	4.76%	(0.92%)	5,669	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.27)	(0.01)	(0.28)	10.21	1.42%	0.83%	4.19%	4.89%	1,860	53%
Pacific Funds High Income
Class A
4/1/2016 - 3/31/2017	$9.44	$0.48	$0.92	$1.40	($0.55)	$—	($0.55)	$10.29	1.32%	1.03%	4.81%	15.16%	$5,626	61%
4/1/2015 - 3/31/2016	10.48	0.50	(1.10)	(0.60)	(0.44)	—	(0.44)	9.44	1.28%	1.05%	5.05%	(5.79%)	10,391	54%
4/1/2014 - 3/31/2015	11.22	0.54	(0.60)	(0.06)	(0.52)	(0.16)	(0.68)	10.48	1.50%	1.05%	4.90%	(0.49%)	5,900	60%
4/1/2013 - 3/31/2014	11.16	0.56	0.25	0.81	(0.55)	(0.20)	(0.75)	11.22	1.67%	1.05%	5.03%	7.50%	6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46	0.84	1.30	(0.44)	(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%
Class C
4/1/2016 - 3/31/2017	$9.43	$0.41	$0.92	$1.33	($0.48)	$—	($0.48)	$10.28	2.07%	1.76%	4.07%	14.36%	$4,802	61%
4/1/2015 - 3/31/2016	10.47	0.43	(1.10)	(0.67)	(0.37)	—	(0.37)	9.43	2.03%	1.80%	4.30%	(6.52%)	4,324	54%
4/1/2014 - 3/31/2015	11.21	0.45	(0.59)	(0.14)	(0.44)	(0.16)	(0.60)	10.47	2.24%	1.80%	4.15%	(1.22%)	5,419	60%
4/1/2013 - 3/31/2014	11.16	0.47	0.25	0.72	(0.47)	(0.20)	(0.67)	11.21	2.42%	1.80%	4.28%	6.65%	5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40	0.85	1.25	(0.39)	(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2016 - 3/31/2017	$9.37	$0.51	$0.91	$1.42	($0.58)	$—	($0.58)	$10.21	0.90%	0.73%	5.10%	15.52%	$5,204	61%
4/1/2015 - 3/31/2016	10.41	0.54	(1.11)	(0.57)	(0.47)	—	(0.47)	9.37	0.88%	0.75%	5.35%	(5.57%)	58	54%
4/1/2014 - 3/31/2015	11.14	0.57	(0.61)	(0.04)	(0.53)	(0.16)	(0.69)	10.41	1.10%	0.77%	5.18%	(0.30%)	241	60%
4/1/2013 - 3/31/2014	11.09	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.14	1.27%	0.80%	5.28%	7.72%	9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63	0.82	1.45	(0.67)	(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
Class P
4/1/2016 - 3/31/2017	$9.36	$0.49	$0.93	$1.42	($0.58)	$—	($0.58)	$10.20	0.95%	0.80%	5.04%	15.47%	$10,554	61%
4/1/2015 - 3/31/2016	10.40	0.52	(1.09)	(0.57)	(0.47)	—	(0.47)	9.36	0.88%	0.80%	5.30%	(5.60%)	113,998	54%
1/14/2015 - 3/31/2015	10.22	0.11	0.19	0.30	(0.12)	—	(0.12)	10.40	1.06%	0.80%	5.15%	2.94%	38,919	60%
Advisor Class
4/1/2016 - 3/31/2017	$9.44	$0.51	$0.93	$1.44	($0.58)	$—	($0.58)	$10.30	1.06%	0.77%	5.07%	15.58%	$2,304	61%
4/1/2015 - 3/31/2016	10.49	0.53	(1.12)	(0.59)	(0.46)	—	(0.46)	9.44	1.03%	0.80%	5.30%	(5.66%)	1,666	54%
4/1/2014 - 3/31/2015	11.23	0.57	(0.60)	(0.03)	(0.55)	(0.16)	(0.71)	10.49	1.24%	0.80%	5.15%	(0.23%)	3,807	60%
4/1/2013 - 3/31/2014	11.18	0.58	0.24	0.82	(0.57)	(0.20)	(0.77)	11.23	1.42%	0.80%	5.28%	7.67%	3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48	0.85	1.33	(0.45)	(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%
Pacific Funds Large-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.66	$0.11	$1.40	$1.51	($0.09)	$—	($0.09)	$11.08	2.86%	1.00%	1.08%	15.69%	$4,599	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.53	0.56	—	—	—	9.66	6.07%	1.00%	1.35%	6.15%	551	27%
Class C
4/1/2016 - 3/31/2017	$9.65	$0.03	$1.39	$1.42	($0.04)	$—	($0.04)	$11.03	3.61%	1.75%	0.33%	14.74%	$2,804	108%
1/11/2016 - 3/31/2016	9.10	0.01	0.54	0.55	—	—	—	9.65	6.82%	1.75%	0.60%	6.04%	525	27%
Advisor Class
4/1/2016 - 3/31/2017	$9.67	$0.14	$1.39	$1.53	($0.09)	$—	($0.09)	$11.11	2.61%	0.75%	1.33%	15.89%	$2,176	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.54	0.57	—	—	—	9.67	5.82%	0.75%	1.60%	6.26%	564	27%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap (Continued) (7)
Investor Class
4/1/2016 - 3/31/2017	$9.65	$0.11		$1.39	$1.50	($0.22)		$—	($0.22)	$10.93	2.86%	1.00%	1.08%	15.66%	$299	108%
12/1/2015 - 3/31/2016	10.07	0.04		(0.31)	(0.27)	(0.15	)(8)	—	(0.15)	9.65	6.37%	1.00%	1.35%	(2.68%)	674	27%
12/31/2014 - 11/30/2015	10.00	0.12		(0.05)	0.07	—		—	—	10.07	15.97%	1.00%	1.20%	0.70%	631	45%
Class S (9)
4/1/2016 - 3/31/2017	$9.66	$0.15		$1.39	$1.54	($0.17)		$—	($0.17)	$11.03	2.46%	0.65%	1.43%	16.08%	$1,184	108%
12/1/2015 - 3/31/2016	10.09	0.05		(0.30)	(0.25)	(0.18	)(8)	—	(0.18)	9.66	5.99%	0.65%	1.70%	(2.54%)	1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12		(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%
Pacific Funds Large-Cap Value (7)
Class A
4/1/2016 - 3/31/2017	$9.46	$0.14		$1.27	$1.41	($0.10)		($0.02)	($0.12)	$10.75	1.79%	1.10%	1.35%	14.92%	$2,572	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.45	0.49	—		—	—	9.46	10.34%	1.10%	1.92%	5.46%	499	48%
Class C
4/1/2016 - 3/31/2017	$9.45	$0.06		$1.26	$1.32	($0.06)		($0.02)	($0.08)	$10.69	2.54%	1.85%	0.60%	14.03%	$3,056	65%
1/11/2016 - 3/31/2016	8.97	0.02		0.46	0.48	—		—	—	9.45	11.09%	1.85%	1.17%	5.35%	477	48%
Advisor Class
4/1/2016 - 3/31/2017	$9.47	$0.16		$1.26	$1.42	($0.09)		($0.02)	($0.11)	$10.78	1.54%	0.85%	1.60%	15.10%	$24,779	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.46	0.50	—		—	—	9.47	10.09%	0.85%	2.17%	5.57%	777	48%
Investor Class
4/1/2016 - 3/31/2017	$9.46	$0.13		$1.28	$1.41	($0.21)		($0.02)	($0.23)	$10.64	1.79%	1.10%	1.35%	14.84%	$96	65%
12/1/2015 - 3/31/2016	10.01	0.06		(0.34)	(0.28)	(0.27)		—	(0.27)	9.46	12.77%	1.07%	1.95%	(2.76%)	514	48%
12/31/2014 - 11/30/2015	10.00	0.13		(0.12)	0.01	—		—	—	10.01	30.13%	1.00%	1.42%	0.10%	500	44%
Class S (9)
4/1/2016 - 3/31/2017	$9.47	$0.17		$1.28	$1.45	($0.15)		($0.02)	($0.17)	$10.75	1.39%	0.75%	1.70%	15.35%	$1,365	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.46	0.50	—		—	—	9.47	9.93%	0.75%	2.27%	5.57%	210	48%
Pacific Funds Small/Mid-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.93	($0.02)		$2.05	$2.03	$—		($0.03)	($0.03)	$11.93	1.71%	1.30%	(0.19%)	20.44%	$18,360	45%
1/11/2016 - 3/31/2016	9.33	0.00	(6)	0.60	0.60	—		—	—	9.93	5.43%	1.30%	0.07%	6.43%	2,254	11%
Class C
4/1/2016 - 3/31/2017	$9.91	($0.10)		$2.03	$1.93	$—		($0.03)	($0.03)	$11.81	2.46%	2.05%	(0.94%)	19.47%	$7,383	45%
1/11/2016 - 3/31/2016	9.33	(0.01)		0.59	0.58	—		—	—	9.91	6.18%	2.05%	(0.68%)	6.22%	527	11%
Advisor Class
4/1/2016 - 3/31/2017	$9.92	$0.01		$2.05	$2.06	($0.01)		($0.03)	($0.04)	$11.94	1.46%	1.05%	0.06%	20.73%	$70,260	45%
1/11/2016 - 3/31/2016	9.33	0.01		0.58	0.59	—		—	—	9.92	5.18%	1.05%	0.32%	6.32%	1,965	11%
Investor Class
4/1/2016 - 3/31/2017	$9.91	($0.03)		$2.05	$2.02	$—		($0.03)	($0.03)	$11.90	1.71%	1.35%	(0.24%)	20.38%	$6,808	45%
1/11/2016 - 3/31/2016	9.33	0.00	(6)	0.58	0.58	—		—	—	9.91	5.43%	1.35%	0.02%	6.22%	2,286	11%
Class S (9)
4/1/2016 - 3/31/2017	$9.92	$0.01		$2.05	$2.06	($0.01)		($0.03)	($0.04)	$11.94	1.31%	1.00%	0.11%	20.78%	$8,531	45%
12/1/2015 - 3/31/2016	10.48	0.01		(0.49)	(0.48)	(0.03)		(0.05)	(0.08)	9.92	9.62%	1.00%	0.37%	(4.55%)	711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—		—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.68	($0.00	)(6)	$2.19	$2.19	($0.10)		$—	($0.10)	$11.77	3.44%	1.30%	(0.04%)	22.70%	$1,759	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.67%	1.30%	0.31%	6.37%	324	27%
Class C
4/1/2016 - 3/31/2017	$9.66	($0.09)		$2.19	$2.10	$—		$—	$—	$11.76	4.19%	2.05%	(0.79%)	21.74%	$641	62%
1/11/2016 - 3/31/2016	9.10	(0.01)		0.57	0.56	—		—	—	9.66	18.42%	2.05%	(0.44%)	6.15%	130	27%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap (Continued) (7)
Advisor Class
4/1/2016 - 3/31/2017	$9.68	$0.02		$2.21	$2.23	($0.01)		$—	($0.01)	$11.90	3.19%	1.05%	0.21%	23.03%	$8,265	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.42%	1.05%	0.56%	6.37%	153	27%
Investor Class
4/1/2016 - 3/31/2017	$9.67	($0.01)		$2.20	$2.19	($0.02)		$—	($0.02)	$11.84	3.44%	1.35%	(0.09%)	22.65%	$580	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.56	0.57	—		—	—	9.67	17.67%	1.35%	0.26%	6.26%	18	27%
Class S (9)
4/1/2016 - 3/31/2017	$9.67	$0.03		$2.17	$2.20	($0.92)		$—	($0.92)	$10.95	3.04%	1.00%	0.26%	23.03%	$140	62%
12/1/2015 - 3/31/2016	10.31	0.02		(0.60)	(0.58)	(0.06)		—	(0.06)	9.67	10.38%	1.00%	0.61%	(5.68%)	497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—		—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%
Pacific Funds Small-Cap Value (7)
Class A
4/1/2016 - 3/31/2017	$9.47	$0.03		$2.13	$2.16	($0.06)		($0.05)	($0.11)	$11.52	1.90%	1.30%	0.23%	22.65%	$743	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—		—	—	9.47	15.99%	1.30%	0.97%	7.73%	148	17%
Class C
4/1/2016 - 3/31/2017	$9.46	($0.06)		$2.12	$2.06	($0.01)		($0.05)	($0.06)	$11.46	2.65%	2.05%	(0.52%)	21.81%	$1,105	76%
1/11/2016 - 3/31/2016	8.80	0.00	(6)	0.66	0.66	—		—	—	9.46	16.74%	2.05%	0.22%	7.50%	121	17%
Advisor Class
4/1/2016 - 3/31/2017	$9.48	$0.05		$2.15	$2.20	($0.04)		($0.05)	($0.09)	$11.59	1.65%	1.05%	0.48%	23.02%	$20,617	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.66	0.68	—		—	—	9.48	15.74%	1.05%	1.22%	7.84%	261	17%
Investor Class
4/1/2016 - 3/31/2017	$9.47	$0.02		$2.13	$2.15	($0.06)		($0.05)	($0.11)	$11.51	1.90%	1.35%	0.18%	22.59%	$206	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—		—	—	9.47	15.99%	1.35%	0.92%	7.73%	59	17%
Class S (9)
4/1/2016 - 3/31/2017	$9.47	$0.06		$2.13	$2.19	($0.06)		($0.05)	($0.11)	$11.55	1.50%	1.00%	0.53%	23.02%	$9,655	76%
12/1/2015 - 3/31/2016	10.14	0.04		(0.49)	(0.45)	(0.12)		(0.10)	(0.22)	9.47	16.02%	1.00%	1.27%	(4.37%)	1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—		—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%
Pacific Funds Small-Cap Growth (7)
Class A
4/1/2016 - 3/31/2017	$9.61	($0.07)		$1.80	$1.73	$—		($0.20)	($0.20)	$11.14	1.93%	1.30%	(0.68%)	17.83%	$514	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.35	0.34	—		—	—	9.61	12.44%	1.30%	(0.70%)	3.88%	43	7%
Class C
4/1/2016 - 3/31/2017	$9.61	($0.15)		$1.79	$1.64	$—		($0.20)	($0.20)	$11.05	2.68%	2.05%	(1.43%)	17.14%	$187	49%
1/11/2016 - 3/31/2016	9.27	(0.03)		0.37	0.34	—		—	—	9.61	13.19%	2.05%	(1.45%)	3.67%	34	7%
Class P
6/8/2016 - 3/31/2017	$10.06	($0.04)		$1.37	$1.33	$—		($0.20)	($0.20)	$11.19	1.43%	1.05%	(0.43%)	13.29%	$12,385	49%
Advisor Class
4/1/2016 - 3/31/2017	$9.64	($0.05)		$1.80	$1.75	$—		($0.20)	($0.20)	$11.19	1.68%	1.05%	(0.43%)	18.23%	$13,321	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.38	0.37	—		—	—	9.64	12.19%	1.05%	(0.45%)	3.99%	234	7%
Investor Class
4/1/2016 - 3/31/2017	$9.62	($0.06)		$1.79	$1.73	($0.02)		($0.20)	($0.22)	$11.13	1.93%	1.25%	(0.63%)	18.11%	$1,155	49%
12/1/2015 - 3/31/2016	10.42	(0.02)		(0.78)	(0.80)	—		—	—	9.62	12.79%	1.25%	(0.65%)	(7.68%)	977	7%
12/31/2014 - 11/30/2015	10.00	(0.07)		0.49	0.42	—		—	—	10.42	17.40%	1.25%	(0.70%)	4.20%	1,047	34%
Class S (9)
4/1/2016 - 3/31/2017	$9.63	($0.03)		$1.80	$1.77	($0.00	)(6)	($0.20)	($0.20)	$11.20	1.53%	0.90%	(0.28%)	18.47%	$9,680	49%
1/11/2016 - 3/31/2016	9.27	(0.00	)(6)	0.36	0.36	—		—	—	9.63	12.04%	0.90%	(0.29%)	3.88%	411	7%

See Notes to Financial Statements	See explanation of references on C-23

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References

(1)	For share classes that commenced operations after April 1, 2012, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to Financial Statements. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).
(8)	Includes $0.01 per share return of capital distribution.
(9)	Class S was formerly named Institutional Class.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2017, the Trust was comprised of forty separate funds, eighteen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund	Fund
Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM Floating Rate Income (2)
Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM Limited Duration High Income (2)
Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM High Income (2)
Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Large-Cap (3)
Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Large-Cap Value (3)
Pacific FundsSM Diversified Alternatives	Pacific FundsSM Small/Mid-Cap (3)
Pacific FundsSM Short Duration Income (2)	Pacific FundsSM Small-Cap (3)
Pacific FundsSM Core Income (2)	Pacific FundsSM Small-Cap Value (3)
Pacific FundsSM Strategic Income (2)	Pacific FundsSM Small-Cap Growth (3)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”.
(2)	These Funds are collectively known as the “PF Fixed Income Funds”.
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”.

Each PF U.S. Equity Fund acquired the assets of and assumed the performance, financial, and other historical information of the respective predecessor funds listed in the table below, each a series of Professionally Managed Portfolios (each a “Predecessor Fund”, together the “Predecessor Funds”), in reorganization transactions that occurred on January 11, 2016. Accordingly, information provided in this report for the PF U.S. Equity Funds for periods prior to January 11, 2016 is that of the Predecessor Funds, which commenced operations on December 31, 2014. With the reorganizations, the PF U.S. Equity Funds changed their financial reporting fiscal year end from November 30 to March 31, effective for the fiscal year ended March 31, 2016. Each PF U.S. Equity Fund’s investment objectives (goals), policies, guidelines, and restrictions are substantially the same as those of its respective Predecessor Fund.

Fund	Predecessor Fund
Pacific Funds Large-Cap	Rothschild U.S. Large-Cap Core Fund
Pacific Funds Large-Cap Value	Rothschild U.S. Large-Cap Value Fund
Pacific Funds Small/Mid-Cap	Rothschild U.S. Small/Mid-Cap Core Fund
Pacific Funds Small-Cap	Rothschild U.S. Small-Cap Core Fund
Pacific Funds Small-Cap Value	Rothschild U.S. Small-Cap Value Fund
Pacific Funds Small-Cap Growth	Rothschild U.S. Small-Cap Growth Fund

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R, and Advisor Class shares. Pacific Funds Diversified Alternatives offers Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, Investor Class, and Class S (formerly named Institutional Class) shares. Additionally, Pacific Funds Small-Cap Growth offers Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class P, Advisor Class, Investor Class, and Class S shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in

D-1

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of certain other funds of the Trust (collectively, the “PF Underlying Funds”) as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. Pacific Funds Diversified Alternatives invests all of its assets in certain PF Underlying Funds and Class P shares of Pacific Funds Floating Rate Income.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PF Underlying Funds, see the Where to Go for More Information section of this report on page F-22.

As of August 3, 2016 and January 31, 2017, the PF Absolute Return Fund and PF Floating Rate Loan Fund (respectively) were fully liquidated pursuant to plans of liquidation approved by the Trust’s Board of Trustees. Because the PF Absolute Return and PF Floating Rate Loan Funds were liquidated prior to fiscal year end March 31, 2017, no financial information is presented in this report, except (as applicable) in the Transactions with Affiliates disclosure under Investments in Affiliated Funds (see Note 7C).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gains distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds, dividends on net investment income, if any, are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that

D-2

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended existing rules intended to modernize reporting and enhance the disclosure of information for most registered investment companies (the “Reporting Rules”). The Reporting Rules include amendments relating to Regulation S-X, which will modify the form and content of the financial statements of the Trust. For the Trust, the effective date of the Reporting Rules is June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining their impact on the Trust’s financial statements and accompanying notes.

On December 14, 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements, that made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of this ASU and its impact on the financial statements of the Trust.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Over-the-Counter (“OTC”) Investments

OTC investments (including swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth, which are valued at their respective NAVs.

Pacific Funds Diversified Alternatives

The investments of Pacific Funds Diversified Alternatives consist of Class P shares of the applicable PF Underlying Funds and Pacific Funds Floating Rate Income, which are valued at their respective NAVs.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2017, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable.

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NOTES TO FINANCIAL STATEMENTS (Continued)

To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth (See Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within the next two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2017, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2017, Pacific Funds Floating Rate Income had unfunded loan commitments of $6,742,990 (see details in the Notes to Schedules of Investments).

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities

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NOTES TO FINANCIAL STATEMENTS (Continued)

of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same derivative risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. The annual report of the PF Underlying Funds discusses in further detail the derivative instruments and the reasons a PF Underlying Fund invested in derivatives during the reporting period.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, Pacific Funds High Income entered into total return swaps on credit indices to obtain long exposure to the broader high yield market, primarily for purposes of liquidity.

D-9

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Swap agreements, at value	Swap agreements, at value

The following is a summary of fair values of derivative investments disclosed in Pacific Funds High Income’s Statement of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2017:

Derivative Investments Risk Type	Total Value at March 31, 2017
Interest rate contracts (Asset)	$9,619

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on swap transactions Change in net unrealized appreciation (depreciation) on swaps

The following is a summary of Pacific Funds High Income’s net realized gain or loss and change in net unrealized appreciation or depreciation on derivative investments recognized in its Statement of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Derivative Investments Risk Type	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate contracts	$267,096	($82,841)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The average number of positions and value of derivative investments in interest rate contracts held by Pacific Funds High Income for the year ended March 31, 2017 were 1 and $64,650, respectively. The average number of positions and value of derivative investments and the amounts of net realized gain or loss and changes in net unrealized appreciation or depreciation on derivative investments as disclosed in its Statement of Operations serve as indicators of volume of financial derivative activity for Pacific Funds High Income for the year ended March 31, 2017.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

D-10

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) for Pacific Funds High Income as of March 31, 2017:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
Swap agreements	$9,619	$—	$—	$9,619	$—	$—	$—	$—

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also manages the PF Fixed Income Funds under the name Pacific Asset Management. For the PF U.S. Equity Funds, PLFA has retained another investment management firm to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentage of the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Pacific Funds Portfolio Optimization Conservative (1) Pacific Funds Portfolio Optimization Moderate-Conservative (1) Pacific Funds Portfolio Optimization Moderate (1) Pacific Funds Portfolio Optimization Growth (1) Pacific Funds Portfolio Optimization Aggressive-Growth (1) Pacific Funds Diversified Alternatives (1)	0.20%
Pacific Funds Short Duration Income (2)	0.40%
Pacific Funds Core Income (2)	0.50%
Pacific Funds Strategic Income (2) Pacific Funds High Income (2)	0.60%
Pacific Funds Floating Rate Income (2) Pacific Funds Limited Duration High Income (2), (3) Pacific Funds Large-Cap (4) Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth	0.85%

(1)	PLFA has agreed to waive the following advisory fees through July 31, 2017: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. There is no guarantee that PLFA will continue such waiver after that date. As of the fiscal year ended March 31, 2017, none of the Funds meet net asset levels where portions of the advisory fee would be waived.
(2)	PLFA has agreed to waive the following advisory fees through July 31, 2017: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. There is no guarantee that PLFA will continue such waiver after that date. As of the fiscal year ended March 31, 2017, none of the Funds meet net asset levels where portions of the advisory fee would be waived with exception of Pacific Funds Floating Rate Income.
(3)	PLFA agreed to waive 0.02% of its advisory fee through July 31, 2017 for Pacific Funds Limited Duration High Income. There is no guarantee that PLFA will continue such waiver after that date.
(4)	PLFA agreed to waive 0.10% of its advisory fee through January 10, 2018 for Pacific Funds Large-Cap. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to a Sub-Advisory Agreement, the Trust and PLFA engaged Rothschild Asset Management Inc. under PLFA’s supervision to act as sub-adviser for the PF U.S. Equity Funds. PLFA, as Investment Adviser to each PF U.S. Equity Fund, pays related management fees to Rothschild Asset Management Inc. as compensation for its sub-advisory services provided to each PF U.S. Equity Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

D-11

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Life receives an administration fee from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentage of average daily net assets of each Fund:

Fund	Share Class	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15%
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.15%
Pacific Funds Short Duration Income Pacific Funds Strategic Income Pacific Funds Limited Duration High Income	A, C, and Advisor	0.30%
	I	0.15%
Pacific Funds Core Income Pacific Funds Floating Rate Income Pacific Funds High Income	A, C, and Advisor	0.30%
	I and P	0.15%
PF U.S. Equity Funds	A, C, Advisor, and Investor	0.30%
	S	0.15%
Pacific Funds Small-Cap Growth	P	0.15%

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (together the “12b-1 Plans”) for Class B, C, R, and Investor Class shares. The Distributor also receives service fees pursuant to a non-12b-1 Class A Service Plan (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentages of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B and C	0.75%	0.25%
	R	0.25%	0.25%
	Investor	0.25%
Class A Plan	A		0.25%

There are no distribution and service fees for Class I, Class P, Advisor Class, and Class S shares. The distribution and service fees are accrued daily. For the year ended March 31, 2017, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $7,345,889 from the sale of Class A shares and received $367,698 in CDSC from redemptions of Class A, B, and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2017 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2017 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses, and extraordinary

D-12

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15% through 7/31/2017 and 0.30% thereafter through 7/31/2023
Pacific Funds Short Duration Income	A, C, and Advisor	0.20% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.10% thereafter through 7/31/2018
Pacific Funds Core Income	A and C	0.20% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	Advisor	0.20% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	P	0.20% through 7/31/2017
Pacific Funds Strategic Income	A and Advisor	0.20% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	C	0.20% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.05% thereafter through 7/31/2018
Pacific Funds Floating Rate Income	A and Advisor	0.20% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	C	0.20% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	P	0.20% through 7/31/2017
Pacific Funds Limited Duration High Income	A and Advisor	0.20% through 12/29/2016, and 0.07% thereafter through 7/31/2018
	C	0.20% through 12/29/2016, and 0.02% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.07% thereafter through 7/31/2018
Pacific Funds High Income	A and Advisor	0.20% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	C	0.20% through 12/29/2016, and 0.05% thereafter through 7/31/2018
	I	0.15% through 12/29/2016, and 0.10% thereafter through 7/31/2018
	P	0.20% through 7/31/2017
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.40% through 7/31/2017
Pacific Funds Large-Cap Pacific Funds Large-Cap Value	A, C, Advisor, and Investor	0.20% through 1/10/2019
	S	0.10% through 1/10/2019
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.25% through 1/10/2019
	S	0.15% through 1/10/2019
Pacific Funds Small-Cap Growth	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.15% through 1/10/2019
	S	0.05% through 1/10/2019
	P	0.20% through 1/10/2019

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment). Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended March 31, 2017 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2017 are presented in the Statements of Assets and Liabilities.

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative expense reimbursement amounts, if any, as of March 31, 2017 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2018	3/31/2019	3/31/2020
Pacific Funds Portfolio Optimization Conservative	$341,046	$289,997	$290,877
Pacific Funds Portfolio Optimization Moderate-Conservative	412,969	393,236	376,333
Pacific Funds Portfolio Optimization Moderate	1,039,248	954,419	946,295
Pacific Funds Portfolio Optimization Growth	722,497	708,782	694,650
Pacific Funds Portfolio Optimization Aggressive-Growth	255,368	259,000	256,470
Pacific Funds Diversified Alternatives	77,075	37,661	28,564
Pacific Funds Short Duration Income	287,988	369,896	600,137
Pacific Funds Core Income	1,007,441	1,162,780	1,321,088
Pacific Funds Strategic Income	294,682	445,582	587,614
Pacific Funds Floating Rate Income	1,908,310	1,185,282	1,512,901
Pacific Funds Limited Duration High Income	119,970	105,916	108,215
Pacific Funds High Income	124,757	124,097	118,054
Pacific Funds Large-Cap		31,382	136,174
Pacific Funds Large-Cap Value		29,093	157,996
Pacific Funds Small/Mid-Cap		27,939	202,048
Pacific Funds Small-Cap		25,943	135,916
Pacific Funds Small-Cap Value		29,397	161,192
Pacific Funds Small-Cap Growth		25,758	150,256

Total	$6,591,351	$6,206,160	$7,784,780

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the year ended March 31, 2017.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2017, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth. A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended March 31, 2017 is as follows:

	Beginning Value as of April 1, 2016	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2017
Fund/Underlying Fund							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$3,767,619	$27,294,350	$559,263	$4,934,627	($105,560)	($383,700)	$26,197,345	2,483,161
Pacific Funds Floating Rate Income	—	10,838,330	35,971	99,410	(94)	(42,076)	10,732,721	1,056,370
Pacific Funds High Income	21,412,757	160,908	544,141	20,132,834	(1,267,237)	2,611,476	3,329,211	326,393
PF Floating Rate Loan (4)	20,848,103	80,799	471,674	21,664,326	(191,354)	455,104	—	—
PF Inflation Managed	9,529,694	87,869	—	6,723,983	(153,803)	285,093	3,024,870	339,111
PF Managed Bond	99,713,795	86,497,630	2,354,864	44,789,599	1,021,973	602,702	145,401,365	13,639,903
PF Short Duration Bond	31,554,039	31,709,174	389,017	19,427,208	(163,779)	185,868	44,247,111	4,478,453
PF Emerging Markets Debt	16,126,216	2,247,203	581,175	14,671,682	9,309	1,098,428	5,390,649	574,084
Pacific Funds Small-Cap Growth	—	945,236	—	951,198	5,962	—	—
PF Comstock	15,036,227	1,962,324	212,165	10,199,161	1,122,837	657,796	8,792,188	586,146
PF Growth	8,780,644	304,163	2,259	7,281,752	902,660	(377,094)	2,330,880	111,312
PF Large-Cap Growth	10,572,133	87,241	—	9,814,633	547,554	102,046	1,494,341	147,808
PF Large-Cap Value	25,894,548	5,013,300	239,611	13,624,767	594,184	2,283,620	20,400,496	1,228,946
PF Main Street Core	9,479,754	343,396	113,155	7,357,489	(103,533)	1,489,921	3,965,204	282,623
PF Mid-Cap Equity	3,817,489	33,876	29,597	2,711,510	1,184,798	(694,520)	1,659,730	150,885
PF Mid-Cap Growth	1,610,994	193,708	11,991	1,121,291	32,664	103,886	831,952	116,847
PF Mid-Cap Value	18,535,412	3,561,248	92,903	13,397,473	427,141	1,547,801	10,767,032	931,404
PF Small-Cap Value	3,960,141	1,186,066	28,929	1,167,261	250,671	735,064	4,993,610	413,036
PF Emerging Markets	—	11,725,069	25,686	3,260,463	80,722	743,314	9,314,328	674,463
PF International Large-Cap	15,985,343	157,644	149,474	12,664,544	594,688	202,409	4,425,014	243,266
PF International Small-Cap	—	3,989,955	72,740	2,324,707	(3,097)	(27,222)	1,707,669	162,635
PF International Value	8,116,531	98,361	178,649	4,811,148	43,656	604,767	4,230,816	454,438
PF Real Estate	—	2,567,705	57,222	1,683,357	(58,635)	(37,566)	845,369	56,584
PF Absolute Return (5)	14,210,756	98,718	—	14,515,599	(1,164,010)	1,370,135	—	—
PF Currency Strategies	9,396,143	1,926,678	737,507	5,425,756	131,698	(65,850)	6,700,420	706,051
PF Equity Long/Short	10,454,915	1,476,175	1,194,535	6,298,381	104,250	(398,864)	6,532,630	667,958
PF Global Absolute Return	18,395,056	187,563	249,114	12,522,053	(1,065,662)	1,386,312	6,630,330	725,419
	$377,198,309	$194,774,689	$8,331,642	$263,576,212	$2,778,003	$14,438,850	$333,945,281

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of April 1, 2016	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2017
Fund/Underlying Fund							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$4,343,072	$35,933,082	$649,018	$5,879,159	($126,569)	($407,998)	$34,511,446	3,271,227
Pacific Funds Floating Rate Income	—	14,817,637	49,055	173,464	(133)	(57,421)	14,635,674	1,440,519
Pacific Funds High Income	24,789,690	1,317,394	544,781	24,410,139	(1,655,588)	3,102,462	3,688,600	361,627
PF Floating Rate Loan (4)	24,832,892	64,339	664,137	25,782,595	(1,292,525)	1,513,752	—	—
PF Inflation Managed	11,924,833	915,290	—	8,538,968	(248,040)	415,730	4,468,845	500,992
PF Managed Bond	113,773,420	106,776,151	2,837,187	48,015,753	876,783	611,157	176,858,945	16,590,895
PF Short Duration Bond	24,177,862	27,167,953	216,144	18,605,804	(25,552)	119,875	33,050,478	3,345,190
PF Emerging Markets Debt	20,996,361	92,655	778,772	15,676,983	(204,474)	1,480,179	7,466,510	795,156
Pacific Funds Small-Cap Growth	—	1,631,462	—	344,308	46,986	150,216	1,484,356	132,650
PF Comstock	22,413,185	1,664,411	466,281	10,221,803	2,338,770	1,136,365	17,797,209	1,186,481
PF Developing Growth	2,109,319	10,772	—	1,342,922	(130,604)	346,147	992,712	86,323
PF Growth	14,523,411	2,371,807	9,443	10,578,348	1,513,471	(215,155)	7,624,629	364,118
PF Large-Cap Growth	16,728,134	2,449,364	—	15,655,125	2,193,472	(564,946)	5,150,899	509,486
PF Large-Cap Value	38,700,795	5,608,098	521,181	8,125,484	975,681	4,607,033	42,287,304	2,547,428
PF Main Street Core	16,390,394	10,000,715	307,865	6,933,105	510,971	2,909,612	23,186,452	1,652,634
PF Mid-Cap Equity	14,836,861	48,062	85,056	11,714,476	1,968,273	(320,135)	4,903,641	445,786
PF Mid-Cap Growth	3,719,570	14,125	17,192	2,797,762	64,460	211,473	1,229,058	172,620
PF Mid-Cap Value	28,396,904	3,770,379	165,288	18,450,609	574,367	2,672,542	17,128,871	1,481,736
PF Small-Cap Value	10,994,635	1,420,320	69,662	4,566,029	752,995	1,655,481	10,327,064	854,182
PF Emerging Markets	6,460,946	20,115,667	82,290	9,340,857	(179,396)	2,485,297	19,623,947	1,420,995
PF International Large-Cap	26,317,189	2,421,356	437,589	15,864,777	(571,056)	2,346,848	15,087,149	829,420
PF International Small-Cap	11,509,958	1,147,415	156,018	8,343,195	644,605	(68,756)	5,046,045	480,576
PF International Value	12,943,264	6,429,695	497,857	6,385,541	(387,739)	1,904,065	15,001,601	1,611,343
PF Real Estate	2,924,858	4,070,900	157,993	4,472,637	(36,866)	(146,462)	2,497,786	167,188
PF Absolute Return (5)	16,866,039	45,462	—	17,035,929	(1,516,852)	1,641,280	—	—
PF Currency Strategies	16,570,366	5,051,878	1,056,965	13,152,886	389,103	(17,122)	9,898,304	1,043,025
PF Equity Long/Short	21,480,809	1,020,130	1,713,988	14,117,417	312,513	(764,150)	9,645,873	986,286
PF Global Absolute Return	26,459,681	266,749	355,778	17,734,639	(1,534,795)	1,982,214	9,794,988	1,071,662
	$535,184,448	$256,643,268	$11,839,540	$344,260,714	$5,252,261	$28,729,583	$493,388,386

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$7,850,375	$50,606,786	$1,014,000	$14,605,955	($349,000)	($585,212)	$43,930,994	4,164,075
Pacific Funds Floating Rate Income	—	28,366,537	94,016	304,625	(299)	(110,045)	28,045,584	2,760,392
Pacific Funds High Income	51,975,300	102,604	992,708	52,335,187	(3,328,789)	6,127,570	3,534,206	346,491
PF Floating Rate Loan (4)	34,119,079	3,521,975	814,232	38,918,973	(1,365,238)	1,828,925	—	—
PF Inflation Managed	25,010,322	316,449	—	20,629,999	(198,118)	496,692	4,995,346	560,016
PF Managed Bond	170,051,568	228,016,614	5,089,108	89,047,034	1,567,551	175,932	315,853,739	29,629,807
PF Short Duration Bond	20,198,425	73,700,806	321,143	24,574,451	293,585	(273,214)	69,666,294	7,051,244
PF Emerging Markets Debt	47,860,896	55,582	2,175,077	37,990,927	(1,187,824)	3,394,903	14,307,707	1,523,718
Pacific Funds Small-Cap Growth	—	5,358,734	—	1,025,658	142,162	502,686	4,977,924	444,855
PF Comstock	89,047,263	10,488,312	1,776,720	40,588,290	8,325,831	4,921,717	73,971,553	4,931,437
PF Developing Growth	11,761,759	36,097	—	9,188,104	(297,384)	1,254,606	3,566,974	310,172
PF Growth	48,590,995	7,725,630	47,169	14,225,204	1,439,164	4,497,169	48,074,923	2,295,842
PF Large-Cap Growth	59,837,565	6,056,541	—	41,557,777	3,906,158	3,484,642	31,727,129	3,138,193
PF Large-Cap Value	120,076,728	63,002,274	1,997,860	29,830,903	3,653,280	16,443,901	175,343,140	10,562,840
PF Main Street Core	82,677,535	37,634,130	1,418,051	22,683,395	1,185,989	14,822,590	115,054,900	8,200,634
PF Mid-Cap Equity	53,187,962	65,417	480,087	32,971,388	8,181,901	(753,064)	28,190,915	2,562,810
PF Mid-Cap Growth	25,003,396	63,451	77,573	21,178,979	(428,260)	2,115,368	5,652,549	793,897
PF Mid-Cap Value	99,088,879	25,955,251	717,744	54,081,916	1,786,140	10,939,149	84,405,247	7,301,492
PF Small-Cap Value	74,965,428	89,054	302,343	40,964,459	4,168,295	7,381,385	45,942,046	3,800,004
PF Emerging Markets	40,077,962	61,005,547	370,459	31,664,460	(46,489)	10,105,842	79,848,861	5,781,959
PF International Large-Cap	111,851,238	2,698,345	1,628,382	66,838,519	88,300	6,948,648	56,376,394	3,099,307
PF International Small-Cap	48,445,168	83,208	585,203	36,866,594	2,792,282	(534,914)	14,504,353	1,381,367
PF International Value	52,627,712	24,109,786	2,142,986	29,939,767	(481,678)	6,879,359	55,338,398	5,943,974
PF Real Estate	25,237,728	2,140,801	577,687	12,680,302	179,291	(1,095,822)	14,359,383	961,137
PF Absolute Return (5)	29,182,868	71,594	—	29,526,908	(2,582,844)	2,855,290	—	—
PF Currency Strategies	47,871,586	13,936,195	3,728,143	30,467,310	912,852	(416,390)	35,565,076	3,747,637
PF Equity Long/Short	79,726,758	83,074	4,810,529	55,392,129	1,210,809	(2,777,998)	27,661,043	2,828,328
PF Global Absolute Return	60,794,198	8,981,395	1,248,706	36,772,409	(3,142,524)	4,083,666	35,193,032	3,850,441
	$1,517,118,693	$654,272,189	$32,409,926	$916,851,622	$26,425,143	$102,713,381	$1,416,087,710

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of April 1, 2016	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2017
Fund/Underlying Fund							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$—	$19,421,674	$309,393	$1,776,373	($32,035)	($295,341)	$17,627,318	1,670,836
Pacific Funds Floating Rate Income	—	20,755,957	68,773	223,273	(200)	(80,519)	20,520,738	2,019,758
Pacific Funds High Income	15,813,461	5,445,958	368,423	22,687,042	(352,369)	1,411,569	—	—
PF Inflation Managed	5,574,037	2,445	—	5,626,098	29,756	19,860	—	—
PF Managed Bond	37,959,868	102,366,743	1,811,188	42,253,376	110,912	(353,145)	99,642,190	9,347,297
PF Short Duration Bond	—	26,860,361	188,661	6,287,146	3,981	(170,181)	20,595,676	2,084,583
PF Emerging Markets Debt	22,611,246	514,198	1,410,157	11,401,115	(432,403)	1,430,856	14,132,939	1,505,105
Pacific Funds Small-Cap Growth	—	3,816,928	—	638,574	96,080	367,804	3,642,238	325,491
PF Comstock	67,529,382	87,341	1,537,035	19,172,765	5,637,904	5,586,257	61,205,154	4,080,344
PF Developing Growth	20,029,067	24,141	—	18,670,441	(1,505,954)	2,733,046	2,609,859	226,944
PF Growth	38,148,424	13,160,954	42,112	5,416,679	901,543	4,375,324	51,211,678	2,445,639
PF Large-Cap Growth	47,549,900	1,534,443	—	22,034,968	1,411,525	5,070,747	33,531,647	3,316,681
PF Large-Cap Value	87,769,657	64,104,499	1,739,808	26,984,660	3,131,601	13,869,242	143,630,147	8,652,419
PF Main Street Core	78,861,065	37,089,811	1,395,181	16,393,263	433,841	14,623,301	116,009,936	8,268,705
PF Mid-Cap Equity	75,605,089	44,034	430,631	61,328,683	7,434,465	1,019,579	23,205,115	2,109,556
PF Mid-Cap Growth	20,524,806	22,428	69,711	16,871,521	2,044,432	(620,002)	5,169,854	726,103
PF Mid-Cap Value	77,973,623	10,038,673	721,013	35,863,508	1,189,030	10,272,259	64,331,090	5,564,973
PF Small-Cap Value	82,867,697	80,580	243,689	53,151,276	4,289,290	6,007,455	40,337,435	3,336,430
PF Emerging Markets	52,627,580	29,256,677	281,605	21,848,297	(1,118,860)	9,409,767	68,608,472	4,968,028
PF International Large-Cap	98,790,612	14,196,990	1,718,362	48,558,350	(3,019,882)	10,381,770	73,509,502	4,041,204
PF International Small-Cap	42,555,104	28,035	630,867	29,666,073	2,667,072	(296,028)	15,918,977	1,516,093
PF International Value	49,085,542	36,727,298	1,958,240	21,235,098	(1,325,522)	7,882,574	73,093,034	7,851,024
PF Real Estate	29,991,927	1,872,916	676,801	15,998,413	2,264,323	(3,047,688)	15,759,866	1,054,877
PF Absolute Return (5)	7,782,404	6,943	—	7,864,882	(685,688)	761,223	—	—
PF Currency Strategies	45,486,128	1,220,549	2,675,995	24,126,707	693,369	73,104	26,022,438	2,742,090
PF Equity Long/Short	44,170,368	854,987	3,457,163	27,258,414	681,789	(1,634,124)	20,271,769	2,072,778
PF Global Absolute Return	21,678,421	17,573,335	896,853	14,394,521	(1,134,730)	1,131,097	25,750,455	2,817,337
	$1,070,985,408	$407,108,898	$22,631,661	$577,731,516	$23,413,270	$89,929,806	$1,036,337,527

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Floating Rate Income	$—	$3,733,713	$12,376	$38,412	($54)	($14,491)	$3,693,132	363,497
PF Managed Bond	—	4,411,336	47,034	341,398	29,932	(64,697)	4,082,207	382,946
PF Short Duration Bond	—	2,990,326	27,184	2,982,488	(35,022)	—	—	—
Pacific Funds Small-Cap Growth	—	2,292,668	—	291,824	49,546	229,536	2,279,926	203,747
PF Comstock	20,798,138	1,719,664	573,694	5,047,456	1,883,098	2,078,253	22,005,391	1,467,026
PF Developing Growth	8,306,349	407,270	—	7,636,054	922,135	(366,051)	1,633,649	142,056
PF Growth	12,683,090	13,041,009	22,487	2,377,954	489,235	2,046,925	25,904,792	1,237,096
PF Large-Cap Growth	16,278,571	5,434,228	—	7,545,284	1,185,437	1,923,267	17,276,219	1,708,825
PF Large-Cap Value	27,564,254	26,049,158	655,183	8,899,234	1,235,643	5,227,189	51,832,193	3,122,421
PF Main Street Core	24,230,337	17,788,464	503,711	4,656,120	85,066	5,105,389	43,056,847	3,068,913
PF Mid-Cap Equity	22,100,468	299,858	170,607	17,345,380	2,839,751	4,504	8,069,808	733,619
PF Mid-Cap Growth	7,917,203	95,183	21,163	6,943,757	1,247,817	(719,541)	1,618,068	227,257
PF Mid-Cap Value	26,907,733	2,991,784	227,598	12,991,837	120,376	3,361,792	20,617,446	1,783,516
PF Small-Cap Value	26,505,738	2,162,097	90,969	15,388,176	1,615,219	2,008,709	16,994,556	1,405,671
PF Emerging Markets	18,486,891	12,408,699	93,117	11,393,806	(562,883)	3,281,170	22,313,188	1,615,727
PF International Large-Cap	36,847,532	1,006,086	603,658	13,886,918	(1,213,542)	3,955,235	27,312,051	1,501,487
PF International Small-Cap	15,750,340	226,173	191,067	12,061,060	1,031,525	(155,497)	4,982,548	474,528
PF International Value	18,068,779	11,976,601	690,857	6,082,886	(749,176)	3,087,926	26,992,101	2,899,259
PF Real Estate	12,238,429	352,207	166,615	7,520,752	2,422,351	(2,726,176)	4,932,674	330,166
PF Currency Strategies	6,633,661	4,316,841	646,763	5,109,440	145,414	(117,309)	6,515,930	686,610
PF Equity Long/Short	11,053,168	167,026	918,708	6,323,119	150,552	(414,423)	5,551,912	567,680
PF Global Absolute Return	3,158,220	3,857,410	217,503	715,658	(89,170)	19,427	6,447,732	705,441
	$315,528,901	$117,727,801	$5,880,294	$155,579,013	$12,803,250	$27,751,137	$324,112,370

Pacific Funds Diversified Alternatives
Pacific Funds Floating Rate Income	$568,387	$617,787	$26,103	$213,435	($11,648)	$32,209	$1,019,403	100,335
PF Inflation Managed	167,000	545,129	—	71,555	(187)	7,093	647,480	72,587
PF Emerging Markets Debt	574,018	870,894	72,763	240,605	(2,800)	22,785	1,297,055	138,131
PF Emerging Markets	435,389	541,004	2,506	126,876	(1,258)	76,952	927,717	67,177
PF International Small-Cap	327,739	402,321	14,688	129,598	11,550	30,124	656,824	62,555
PF Real Estate	310,182	532,437	8,186	182,420	14,878	(31,963)	651,300	43,594
PF Absolute Return (5)	650,130	86,895	—	747,600	(41,282)	51,857	—
PF Currency Strategies	1,261,847	2,059,481	175,204	379,583	(6,388)	(9,515)	3,101,046	326,770
PF Equity Long/Short	629,603	927,205	132,898	269,942	(8,931)	(15,529)	1,395,304	142,669
PF Global Absolute Return	1,354,906	2,172,036	61,887	401,556	(34,151)	44,271	3,197,393	349,824
	$6,279,201	$8,755,189	$494,235	$2,763,170	($80,217)	$208,284	$12,893,522

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth.
(3)	Net realized gain (loss) includes capital gains distributions from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth, if any.
(4)	All shares in the PF Floating Rate Loan Fund were fully redeemed as of January 31, 2017.
(5)	All shares in the PF Absolute Return Fund were fully redeemed as of August 3, 2016.

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2017, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Diversified Alternatives	17.22%
Pacific Funds Large-Cap Value	72.63%
Pacific Funds Small-Cap Value	54.74%
Pacific Funds Small-Cap Growth	29.68%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and/or Pacific Funds High Income, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap Growth and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2017, such expenses increased by $5,282 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2017, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $21,248.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”), which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the higher of the Federal funds effective rate or the overnight Eurodollar rate, plus 1.20%. Pacific Funds Floating Rate Income pays the Bank a commitment fee equal to 0.20% (0.18% prior to August 5, 2016) per annum on the daily unused portion of the committed line up to a maximum of $150,000 ($135,000 prior to August 5, 2016). As of March 31, 2017, the actual interest rate on borrowing by the Trust was 2.11%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. For the year ended March 31, 2017, Pacific Funds Floating Rate Income had no loans outstanding in connection with this revolving line of credit.

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2017, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$206,982,599	$263,576,212
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	275,818,154	344,260,714
Pacific Funds Portfolio Optimization Moderate	—	—	713,109,108	916,851,622
Pacific Funds Portfolio Optimization Growth	—	—	451,391,221	577,731,516
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	131,591,795	155,579,013
Pacific Funds Diversified Alternatives	—	—	9,284,129	2,763,170
Pacific Funds Short Duration Income	13,680,901	14,528,837	245,974,890	211,011,813
Pacific Funds Core Income	77,499,594	41,598,843	600,994,337	518,873,133
Pacific Funds Strategic Income	—	—	396,984,608	283,071,417
Pacific Funds Floating Rate Income	—	—	1,811,367,717	1,345,401,094
Pacific Funds Limited Duration High Income	—	—	24,329,055	25,151,641
Pacific Funds High Income	—	—	37,547,737	139,028,180
Pacific Funds Large-Cap	—	—	13,946,727	8,137,463
Pacific Funds Large-Cap Value	—	—	39,991,565	14,904,402
Pacific Funds Small/Mid-Cap	—	—	115,869,560	23,056,799
Pacific Funds Small-Cap	—	—	12,529,737	3,749,920
Pacific Funds Small-Cap Value	—	—	43,193,242	20,624,554
Pacific Funds Small-Cap Growth	—	—	42,159,207	12,947,205

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2017, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2017:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	($1,090,496)	$—	$—	$198,283	$—	$—	$198,283
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	1,816,501	889,727	—	—	889,727
Pacific Funds Portfolio Optimization Moderate	—	—	19,302,876	2,855,336	—	—	2,855,336
Pacific Funds Portfolio Optimization Growth	—	—	17,409,402	2,171,187	—	—	2,171,187
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	8,513,593	702,468	—	—	702,468
Pacific Funds Diversified Alternatives	(109,306)	—	—	5,607	—	—	5,607
Pacific Funds Short Duration Income	(2,466,088)	76,119	—	—	—	—	—
Pacific Funds Core Income	(18,473,940)	410,384	—	—	—	—	—
Pacific Funds Strategic Income	(12,590,210)	332,253	—	—	—	—	—
Pacific Funds Floating Rate Income	(39,006,199)	1,273,914	—	—	—	—	—
Pacific Funds Limited Duration High Income	(3,647,579)	32,414	—	—	—	—	—
Pacific Funds High Income	(9,117,938)	118,513	—	—	—	—	—
Pacific Funds Large-Cap	(76,446)	21,427	—	—	—	—	—
Pacific Funds Large-Cap Value	—	519,456	8,639	—	—	—	—
Pacific Funds Small/Mid-Cap	—	158,695	25,777	—	—	—	—
Pacific Funds Small-Cap	—	57,658	—	—	—	—	—
Pacific Funds Small-Cap Value	—	1,779,439	94,422	—	—	—	—
Pacific Funds Small-Cap Growth	—	—	59,713	39,502	44,987	—	84,489

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2017 and capital loss carryover from prior years utilized during the year or period ended March 31, 2017:

	Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2017
	Capital Loss Carryover
Fund	Short Term	Long Term
Pacific Funds Portfolio Optimization Conservative	($1,090,496)	$—	($1,090,496)	$—
Pacific Funds Diversified Alternatives	(82,635)	(26,671)	(109,306)	2,998
Pacific Funds Short Duration Income	(31,496)	(2,434,592)	(2,466,088)	791,900
Pacific Funds Core Income	(4,649,238)	(13,824,702)	(18,473,940)	4,462,384
Pacific Funds Strategic Income	(1,922,571)	(10,667,639)	(12,590,210)	1,261,532
Pacific Funds Floating Rate Income	—	(39,006,199)	(39,006,199)	11,426,967
Pacific Funds Limited Duration High Income	(254,552)	(3,393,027)	(3,647,579)	67,490
Pacific Funds High Income	(3,385,377)	(5,732,561)	(9,117,938)	1,496,976
Pacific Funds Large-Cap	(76,446)	—	(76,446)	37,811
Pacific Funds Large-Cap Value	—	—	—	6,611
Pacific Funds Small/Mid-Cap	—	—	—	5,137
Pacific Funds Small-Cap	—	—	—	11,176
Pacific Funds Small-Cap Value	—	—	—	16,244
Pacific Funds Small-Cap Growth	—	—	—	23,507

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2017, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Pacific Funds Portfolio Optimization Conservative	$314,705,603	$24,176,650	($4,936,972)	$19,239,678
Pacific Funds Portfolio Optimization Moderate-Conservative	445,766,048	54,355,289	(6,732,951)	47,622,338
Pacific Funds Portfolio Optimization Moderate	1,219,963,129	212,040,999	(15,916,418)	196,124,581
Pacific Funds Portfolio Optimization Growth	863,175,974	189,456,253	(16,294,700)	173,161,553
Pacific Funds Portfolio Optimization Aggressive-Growth	265,043,151	71,482,315	(12,413,096)	59,069,219
Pacific Funds Diversified Alternatives	12,987,501	171,595	(265,574)	(93,979)
Pacific Funds Short Duration Income	275,893,819	2,359,330	(403,761)	1,955,569
Pacific Funds Core Income	729,953,042	9,134,141	(5,266,275)	3,867,866
Pacific Funds Strategic Income	341,592,106	6,959,644	(2,687,122)	4,272,522
Pacific Funds Floating Rate Income	1,311,180,783	11,409,188	(3,823,742)	7,585,446
Pacific Funds Limited Duration High Income	34,170,602	455,478	(544,578)	(89,100)
Pacific Funds High Income	27,850,993	985,734	(531,577)	454,157
Pacific Funds Large-Cap	10,087,339	1,214,651	(170,903)	1,043,748
Pacific Funds Large-Cap Value	28,734,485	3,796,695	(410,187)	3,386,508
Pacific Funds Small/Mid-Cap	100,570,800	11,595,293	(1,268,243)	10,327,050
Pacific Funds Small-Cap	9,999,418	1,503,295	(193,746)	1,309,549
Pacific Funds Small-Cap Value	26,682,253	6,071,548	(424,760)	5,646,788
Pacific Funds Small-Cap Growth	32,315,054	5,978,824	(1,067,427)	4,911,397

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, partnerships, and defaulted bonds.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2013.

D-19

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the year or period ended March 31, 2017 and 2016, were as follows:

	For the Year Ended March 31, 2017				For the Year or Period Ended March 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$5,814,312	$4,462,957	$—	$10,277,269	$8,600,105	$3,692,820	$—	$12,292,925
Pacific Funds Portfolio Optimization Moderate-Conservative	8,499,985	11,434,206	—	19,934,191	12,100,111	15,556,707	—	27,656,818
Pacific Funds Portfolio Optimization Moderate	22,066,371	49,692,598	—	71,758,969	28,900,129	66,412,632	—	95,312,761
Pacific Funds Portfolio Optimization Growth	14,327,475	46,721,006	—	61,048,481	17,018,783	63,398,864	—	80,417,647
Pacific Funds Portfolio Optimization Aggressive-Growth	3,276,479	17,519,316	—	20,795,795	5,050,105	3,973,614	—	9,023,719
Pacific Funds Diversified Alternatives	438,531	—	—	438,531	215,205	17,498	—	232,703
Pacific Funds Short Duration Income	4,802,390	—	—	4,802,390	2,772,117	—	—	2,772,117
Pacific Funds Core Income	18,444,792	—	—	18,444,792	17,888,580	—	—	17,888,580
Pacific Funds Strategic Income	9,412,691	—	—	9,412,691	8,892,313	—	—	8,892,313
Pacific Funds Floating Rate Income	32,499,720	—	—	32,499,720	28,249,565	—	—	28,249,565
Pacific Funds Limited Duration High Income	1,329,903	—	—	1,329,903	1,665,149	—	—	1,665,149
Pacific Funds High Income	3,393,419	—	—	3,393,419	6,452,996	—	—	6,452,996
Pacific Funds Large-Cap (1)	78,611	—	—	78,611	39,907	—	3,105	43,012
Pacific Funds Large-Cap Value (1)	337,445	—	—	337,445	13,490	—	—	13,490
Pacific Funds Small/Mid-Cap (1)	197,512	—	—	197,512	4,091	145	—	4,236
Pacific Funds Small-Cap (1)	30,967	—	—	30,967	2,814	—	—	2,814
Pacific Funds Small-Cap Value (1)	322,372	—	—	322,372	15,144	211	—	15,355
Pacific Funds Small-Cap Growth (1)	606,829	58,416	—	665,245	—	—	—	—

(1)	Because of the change in fiscal year end from November 30 to March 31 for the PF U.S. Equity Funds in 2016, the tax character of income and capital gains distributions to shareholders for the PF U.S. Equity Funds are shown for the period from December 1, 2015 to March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 on page D-1). There were no distributions for the U.S. Equity Funds for the period from December 31, 2014 through November 30, 2015.

12. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2017, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2017. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, swap income, redesignation of dividends paid, partnerships, defaulted bonds, and short-term capital gains received under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	($108)	$1,333,574	($1,333,466)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	1,687,688	(1,687,688)
Pacific Funds Portfolio Optimization Moderate	—	3,322,470	(3,322,470)
Pacific Funds Portfolio Optimization Growth	—	1,468,274	(1,468,274)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	226,274	(226,274)
Pacific Funds Diversified Alternatives	—	285	(285)
Pacific Funds Short Duration Income	—	(439)	439
Pacific Funds Core Income	—	(1,295)	1,295
Pacific Funds Strategic Income	—	70,558	(70,558)
Pacific Funds High Income	—	379,905	(379,905)
Pacific Funds Large-Cap	(21,450)	21,450	—
Pacific Funds Large-Cap Value	(22,335)	22,335	—
Pacific Funds Small/Mid-Cap	(22,155)	61,768	(39,613)
Pacific Funds Small-Cap	(21,410)	21,410	—
Pacific Funds Small-Cap Value	(22,156)	27,239	(5,083)
Pacific Funds Small-Cap Growth	(22,156)	72,735	(50,579)

D-20

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2017 and 2016, were as follows:

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate		Pacific Funds Portfolio Optimization Growth
	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016
Class A
Shares sold	1,890,752	3,633,577	2,475,492	3,922,430	5,276,412	8,525,601	3,754,929	5,737,542
Dividends and distribution reinvested	418,969	491,817	831,373	1,140,832	2,843,340	3,756,608	2,389,226	3,056,609
Shares repurchased	(4,392,205)	(4,718,950)	(5,684,302)	(5,256,201)	(14,849,661)	(12,359,512)	(9,297,851)	(6,877,332)
Net increase (decrease)	(2,082,484)	(593,556)	(2,377,437)	(192,939)	(6,729,909)	(77,303)	(3,153,696)	1,916,819
Beginning shares outstanding	14,552,715	15,146,271	21,765,597	21,958,536	59,426,322	59,503,625	41,517,766	39,600,947
Ending shares outstanding	12,470,231	14,552,715	19,388,160	21,765,597	52,696,413	59,426,322	38,364,070	41,517,766
Class B
Shares sold	263,649	655,456	227,371	543,586	605,017	1,166,266	493,424	687,285
Dividends and distribution reinvested	75,508	93,093	139,557	190,754	473,576	639,633	383,632	520,286
Shares repurchased	(800,566)	(961,807)	(715,131)	(733,734)	(2,213,735)	(2,045,097)	(1,567,168)	(1,533,018)
Net increase (decrease)	(461,409)	(213,258)	(348,203)	606	(1,135,142)	(239,198)	(690,112)	(325,447)
Beginning shares outstanding	3,223,625	3,436,883	4,110,974	4,110,368	11,104,920	11,344,118	7,503,943	7,829,390
Ending shares outstanding	2,762,216	3,223,625	3,762,771	4,110,974	9,969,778	11,104,920	6,813,831	7,503,943
Class C
Shares sold	1,981,634	3,628,313	1,487,544	2,962,178	3,468,847	6,246,680	2,068,777	3,497,011
Dividends and distribution reinvested	381,110	487,227	627,774	890,155	1,845,550	2,455,140	1,382,132	1,855,250
Shares repurchased	(4,685,467)	(4,912,299)	(4,583,366)	(4,046,632)	(10,269,873)	(8,273,695)	(6,348,745)	(4,550,331)
Net increase (decrease)	(2,322,723)	(796,759)	(2,468,048)	(194,299)	(4,955,476)	428,125	(2,897,836)	801,930
Beginning shares outstanding	16,581,038	17,377,797	19,140,146	19,334,445	43,167,268	42,739,143	27,065,428	26,263,498
Ending shares outstanding	14,258,315	16,581,038	16,672,098	19,140,146	38,211,792	43,167,268	24,167,592	27,065,428
Class R
Shares sold	191,730	180,040	88,903	114,189	389,499	575,996	220,934	277,763
Dividends and distribution reinvested	30,462	31,188	19,629	26,152	88,738	109,181	64,456	98,983
Shares repurchased	(412,838)	(313,416)	(113,097)	(194,816)	(663,485)	(705,440)	(569,194)	(435,562)
Net increase (decrease)	(190,646)	(102,188)	(4,565)	(54,475)	(185,248)	(20,263)	(283,804)	(58,816)
Beginning shares outstanding	956,913	1,059,101	493,343	547,818	1,961,322	1,981,585	1,336,860	1,395,676
Ending shares outstanding	766,267	956,913	488,778	493,343	1,776,074	1,961,322	1,053,056	1,336,860
Advisor Class
Shares sold	282,213	148,874	290,140	179,522	687,375	623,594	475,009	735,080
Dividends and distribution reinvested	8,390	9,972	11,730	18,320	49,802	87,961	40,383	65,360
Shares repurchased	(266,576)	(392,461)	(318,021)	(222,826)	(950,013)	(727,487)	(486,960)	(584,241)
Net increase (decrease)	24,027	(233,615)	(16,151)	(24,984)	(212,836)	(15,932)	28,432	216,199
Beginning shares outstanding	467,375	700,990	416,100	441,084	1,526,115	1,542,047	878,518	662,319
Ending shares outstanding	491,402	467,375	399,949	416,100	1,313,279	1,526,115	906,950	878,518

D-21

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives		Pacific Funds Short Duration Income		Pacific Funds Core Income (1)
	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year/ Period Ended 3/31/2016
Class A
Shares sold	1,216,635	1,921,981	69,431	210,477	4,194,724	5,082,145	5,010,760	6,848,241
Dividends and distribution reinvested	772,029	348,261	14,293	6,764	113,206	75,644	416,698	550,455
Shares repurchased	(2,226,168)	(1,828,161)	(136,645)	(38,035)	(4,596,951)	(3,064,452)	(8,965,679)	(8,857,927)
Net increase (decrease)	(237,504)	442,081	(52,921)	179,206	(289,021)	2,093,337	(3,538,221)	(1,459,231)
Beginning shares outstanding	11,622,795	11,180,714	325,742	146,536	6,772,016	4,678,679	18,780,654	20,239,885
Ending shares outstanding	11,385,291	11,622,795	272,821	325,742	6,482,995	6,772,016	15,242,433	18,780,654
Class B
Shares sold	219,638	292,021
Dividends and distribution reinvested	121,129	49,222
Shares repurchased	(484,527)	(562,213)
Net increase (decrease)	(143,760)	(220,970)
Beginning shares outstanding	2,081,170	2,302,140
Ending shares outstanding	1,937,410	2,081,170
Class C
Shares sold	869,084	1,388,768	115,889	28,836	1,655,175	2,410,872	1,851,314	2,910,285
Dividends and distribution reinvested	408,431	158,652	8,111	1,586	39,998	29,747	203,792	322,200
Shares repurchased	(1,803,310)	(1,657,897)	(41,538)	(17,468)	(1,825,910)	(1,165,417)	(4,045,482)	(6,826,299)
Net increase (decrease)	(525,795)	(110,477)	82,462	12,954	(130,737)	1,275,202	(1,990,376)	(3,593,814)
Beginning shares outstanding	6,978,974	7,089,451	69,204	56,250	4,314,535	3,039,333	13,455,369	17,049,183
Ending shares outstanding	6,453,179	6,978,974	151,666	69,204	4,183,798	4,314,535	11,464,993	13,455,369
Class I
Shares sold					207,447	78,942	163,720	117,545
Dividends and distribution reinvested					5,253	3,160	11,303	11,782
Shares repurchased					(47,460)	(62,572)	(83,946)	(139,080)
Net increase (decrease)					165,240	19,530	91,077	(9,753)
Beginning shares outstanding					165,425	145,895	342,699	352,452
Ending shares outstanding					330,665	165,425	433,776	342,699
Class P
Shares sold							12,396,863	1,640,627
Dividends and distribution reinvested							238,533	45,678
Shares repurchased							(2,567,647)	(164,755)
Net increase (decrease)							10,067,749	1,521,550
Beginning shares outstanding							1,521,550	—
Ending shares outstanding							11,589,299	1,521,550
Class R
Shares sold	90,924	120,259
Dividends and distribution reinvested	30,232	14,473
Shares repurchased	(136,353)	(217,758)
Net increase (decrease)	(15,197)	(83,026)
Beginning shares outstanding	481,031	564,057
Ending shares outstanding	465,834	481,031
Advisor Class
Shares sold	378,874	341,548	662,659	37,578	13,183,137	11,770,870	21,898,290	15,561,364
Dividends and distribution reinvested	23,071	19,234	22,399	11,170	267,237	126,478	580,811	523,393
Shares repurchased	(402,913)	(315,435)	(29,918)	(168,703)	(10,315,633)	(4,268,163)	(14,245,105)	(12,543,745)
Net increase (decrease)	(968)	45,347	655,140	(119,955)	3,134,741	7,629,185	8,233,996	3,541,012
Beginning shares outstanding	454,038	408,691	256,582	376,537	12,616,968	4,987,783	23,837,500	20,296,488
Ending shares outstanding	453,070	454,038	911,722	256,582	15,751,709	12,616,968	32,071,496	23,837,500

D-22

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income
	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016	Year Ended 3/31/2017	Year Ended 3/31/2016
Class A
Shares sold	3,161,537	2,992,625	8,223,582	5,817,413	179,997	497,063	327,013	1,355,959
Dividends and distribution reinvested	187,637	220,166	698,572	764,716	24,390	30,499	36,115	34,332
Shares repurchased	(2,272,653)	(2,795,296)	(8,117,918)	(8,313,361)	(446,919)	(419,721)	(917,907)	(851,898)
Net increase (decrease)	1,076,521	417,495	804,236	(1,731,232)	(242,532)	107,841	(554,779)	538,393
Beginning shares outstanding	5,176,310	4,758,815	19,614,318	21,345,550	846,561	738,720	1,101,320	562,927
Ending shares outstanding	6,252,831	5,176,310	20,418,554	19,614,318	604,029	846,561	546,541	1,101,320
Class C
Shares sold	1,485,820	1,690,276	4,321,348	3,567,173	72,834	105,316	129,064	98,726
Dividends and distribution reinvested	119,373	141,648	497,422	501,282	10,103	13,419	22,367	17,382
Shares repurchased	(1,301,415)	(1,419,233)	(3,553,114)	(5,374,260)	(81,378)	(150,146)	(142,966)	(175,000)
Net increase (decrease)	303,778	412,691	1,265,656	(1,305,805)	1,559	(31,411)	8,465	(58,892)
Beginning shares outstanding	4,388,971	3,976,280	16,560,463	17,866,268	350,915	382,326	458,694	517,586
Ending shares outstanding	4,692,749	4,388,971	17,826,119	16,560,463	352,474	350,915	467,159	458,694
Class I
Shares sold	170,929	32,262	16,312,206	3,075,593	9,412	3,064	540,027	1,035
Dividends and distribution reinvested	5,192	5,416	472,000	400,965	102,269	111,810	23,423	942
Shares repurchased	(40,230)	(72,334)	(1,619,335)	(2,831,035)	(2,014)	(4,047)	(60,184)	(18,913)
Net increase (decrease)	135,891	(34,656)	15,164,871	645,523	109,667	110,827	503,266	(16,936)
Beginning shares outstanding	94,489	129,145	9,414,004	8,768,481	2,393,884	2,283,057	6,228	23,164
Ending shares outstanding	230,380	94,489	24,578,875	9,414,004	2,503,551	2,393,884	509,494	6,228
Class P
Shares sold			7,758,276	30,716			718,855	10,233,579
Dividends and distribution reinvested			28,212	2,046			251,058	593,136
Shares repurchased			(103,794)	(43,092)			(12,113,949)	(2,390,465)
Net increase (decrease)			7,682,694	(10,330)			(11,144,036)	8,436,250
Beginning shares outstanding			58,177	68,507			12,178,549	3,742,299
Ending shares outstanding			7,740,871	58,177			1,034,513	12,178,549
Advisor Class
Shares sold	14,328,334	11,745,239	33,337,402	10,921,186	121,710	382,323	156,239	92,191
Dividends and distribution reinvested	480,505	432,539	1,128,020	961,149	9,195	21,960	11,165	12,874
Shares repurchased	(5,898,144)	(6,880,766)	(13,844,107)	(14,982,811)	(130,786)	(772,008)	(120,174)	(291,615)
Net increase (decrease)	8,910,695	5,297,012	20,621,315	(3,100,476)	119	(367,725)	47,230	(186,550)
Beginning shares outstanding	11,453,910	6,156,898	23,644,337	26,744,813	223,007	590,732	176,478	363,028
Ending shares outstanding	20,364,605	11,453,910	44,265,652	23,644,337	223,126	223,007	223,708	176,478

D-23

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Large Cap (1)			Pacific Funds Large-Cap Value (1)			Pacific Funds Small/Mid-Cap (1)
	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)
Class A
Shares sold	401,920	68,623		246,956	52,739		2,173,102	229,396
Dividends and distribution reinvested	2,769	—		2,055	—		3,389	—
Shares repurchased	(46,452)	(11,639)		(62,593)	—		(863,934)	(2,311)
Net increase (decrease)	358,237	56,984		186,418	52,739		1,312,557	227,085
Beginning shares outstanding	56,984	—		52,739	—		227,085	—
Ending shares outstanding	415,221	56,984		239,157	52,739		1,539,642	227,085
Class C
Shares sold	216,157	54,726		242,134	50,780		593,776	58,641
Dividends and distribution reinvested	654	—		1,403	—		787	—
Shares repurchased	(17,021)	(311)		(8,023)	(316)		(22,803)	(5,423)
Net increase (decrease)	199,790	54,415		235,514	50,464		571,760	53,218
Beginning shares outstanding	54,415	—		50,464	—		53,218	—
Ending shares outstanding	254,205	54,415		285,978	50,464		624,978	53,218
Advisor Class
Shares sold	144,202	58,314		2,304,006	82,103		6,631,504	198,112
Dividends and distribution reinvested	1,293	—		25,475	—		8,897	—
Shares repurchased	(7,967)	—		(113,813)	—		(953,943)	(30)
Net increase (decrease)	137,528	58,314		2,215,668	82,103		5,686,458	198,082
Beginning shares outstanding	58,314	—		82,103	—		198,082	—
Ending shares outstanding	195,842	58,314		2,297,771	82,103		5,884,540	198,082
Investor Class
Shares sold	12,133	6,203	63,215	28,767	2,948	50,000	498,571	230,581
Dividends and distribution reinvested	562	978	—	492	1,395	—	862	—
Shares repurchased	(55,207)	—	(490)	(74,544)	—	—	(158,044)	—
Net increase (decrease)	(42,512)	7,181	62,725	(45,285)	4,343	50,000	341,389	230,581
Beginning shares outstanding	69,906	62,725	—	54,343	50,000	—	230,581	—
Ending shares outstanding	27,394	69,906	62,725	9,058	54,343	50,000	571,970	230,581
Class S
Shares sold	9,756	3,335	188,368	103,921	22,212		691,926	21,244	50,000
Dividends and distribution reinvested	1,775	3,385	—	2,022	—		2,494	417	—
Shares repurchased	(98,629)	—	(595)	(1,115)	—		(51,489)	—	—
Net increase (decrease)	(87,098)	6,720	187,773	104,828	22,212		642,931	21,661	50,000
Beginning shares outstanding	194,493	187,773	—	22,212	—		71,661	50,000	—
Ending shares outstanding	107,395	194,493	187,773	127,040	22,212		714,592	71,661	50,000

D-24

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small Cap (1)			Pacific Funds Small Cap Value (1)			Pacific Funds Small Cap Growth (1)
	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)	Year Ended 3/31/2017	Period Ended 3/31/2016 (2)	Period Ended 11/30/2015 (2)
Class A
Shares sold	179,504	33,428		62,697	15,572		42,667	4,491
Dividends and distribution reinvested	1,076	—		319	—		667	—
Shares repurchased	(64,638)	—		(14,037)	—		(1,690)	—
Net increase (decrease)	115,942	33,428		48,979	15,572		41,644	4,491
Beginning shares outstanding	33,428	—		15,572	—		4,491	—
Ending shares outstanding	149,370	33,428		64,551	15,572		46,135	4,491
Class C
Shares sold	52,812	13,453		88,998	12,748		14,763	3,498
Dividends and distribution reinvested	—	—		212	—		198	—
Shares repurchased	(11,747)	—		(5,517)	—		(1,558)	—
Net increase (decrease)	41,065	13,453		83,693	12,748		13,403	3,498
Beginning shares outstanding	13,453	—		12,748	—		3,498	—
Ending shares outstanding	54,518	13,453		96,441	12,748		16,901	3,498
Class P
Shares sold							1,395,678
Dividends and distribution reinvested							22,013
Shares repurchased							(310,949)
Net increase (decrease)							1,106,742
Beginning shares outstanding							—
Ending shares outstanding							1,106,742
Advisor Class
Shares sold	729,346	18,179		2,578,419	27,567		1,161,626	24,297
Dividends and distribution reinvested	218	—		18,336	—		19,771	—
Shares repurchased	(50,661)	(2,365)		(844,845)	—		(15,767)	—
Net increase (decrease)	678,903	15,814		1,751,910	27,567		1,165,630	24,297
Beginning shares outstanding	15,814	—		27,567	—		24,297	—
Ending shares outstanding	694,717	15,814		1,779,477	27,567		1,189,927	24,297
Investor Class
Shares sold	49,010	1,886		13,015	6,278		1,274	1,078	100,433
Dividends and distribution reinvested	33	—		108	—		2,101	—	—
Shares repurchased	(1,906)	—		(1,504)	—		(1,079)	—	—
Net increase (decrease)	47,137	1,886		11,619	6,278		2,296	1,078	100,433
Beginning shares outstanding	1,886	—		6,278	—		101,511	100,433	—
Ending shares outstanding	49,023	1,886		17,897	6,278		103,807	101,511	100,433
Class S
Shares sold	11,798	1,099	50,000	786,410	46,852	70,356	806,759	42,681
Dividends and distribution reinvested	1,020	281	—	8,126	1,593	—	15,799	—
Shares repurchased	(51,380)	—	—	(76,854)	(38)	(763)	(1,079)	—
Net increase (decrease)	(38,562)	1,380	50,000	717,682	48,407	69,593	821,479	42,681
Beginning shares outstanding	51,380	50,000	—	118,000	69,593	—	42,681	—
Ending shares outstanding	12,818	51,380	50,000	835,682	118,000	69,593	864,160	42,681

(1)	See footnote (1) in Financial Highlights from pages C-14 through C-23 for the commencement date of operations of each share class.
(2)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 on page D-1).

D-25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, Pacific FundsSM High Income, Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth (collectively the “Funds”) (eighteen of forty funds comprising Pacific Funds Series Trust) as of March 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth, for the year ended March 31, 2017 and for the period from December 1, 2015 through March 31, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth for the period from December 31, 2014 (commencement of operations) through November 30, 2015 were audited by other auditors whose report, dated January 28, 2016, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2017, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 25, 2017

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2017 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	12.35%
Pacific Funds Portfolio Optimization Moderate-Conservative	19.09%
Pacific Funds Portfolio Optimization Moderate	30.38%
Pacific Funds Portfolio Optimization Growth	42.45%
Pacific Funds Portfolio Optimization Aggressive-Growth	68.09%
Pacific Funds Diversified Alternatives	0.12%
Pacific Funds Strategic Income	0.66%
Pacific Funds High Income	0.43%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	60.85%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	60.60%
Pacific Funds Small-Cap Value	12.68%
Pacific Funds Small-Cap Growth	26.06%
For the year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	20.29%
Pacific Funds Portfolio Optimization Moderate-Conservative	33.77%
Pacific Funds Portfolio Optimization Moderate	53.11%
Pacific Funds Portfolio Optimization Growth	76.20%
Pacific Funds Portfolio Optimization Aggressive-Growth	100.00%
Pacific Funds Diversified Alternatives	3.92%
Pacific Funds Strategic Income	0.90%
Pacific Funds High Income	0.40%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	63.97%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	61.53%
Pacific Funds Small-Cap Value	13.78%
Pacific Funds Small-Cap Growth	24.58%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2018. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2017. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$4,462,957
Pacific Funds Portfolio Optimization Moderate-Conservative	11,434,206
Pacific Funds Portfolio Optimization Moderate	49,692,598
Pacific Funds Portfolio Optimization Growth	46,721,006
Pacific Funds Portfolio Optimization Aggressive-Growth	17,519,316
Pacific Funds Large-Cap Value	8,639
Pacific Funds Small/Mid-Cap	25,777
Pacific Funds Small-Cap Value	94,422
Pacific Funds Small-Cap Growth	118,129

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2016 to March 31, 2017.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/17” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/16-03/31/17” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2016 to March 31, 2017.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/16-03/31/17.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,017.20	0.60%	$3.02
Class B	1,000.00	1,013.40	1.35%	6.78
Class C	1,000.00	1,012.30	1.35%	6.77
Class R	1,000.00	1,015.60	0.85%	4.27
Advisor Class	1,000.00	1,018.20	0.35%	1.76

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,032.20	0.60%	$3.04
Class B	1,000.00	1,028.60	1.35%	6.83
Class C	1,000.00	1,028.40	1.35%	6.83
Class R	1,000.00	1,030.60	0.85%	4.30
Advisor Class	1,000.00	1,033.30	0.35%	1.77

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return
Class A	$1,000.00	$1,050.40	0.60%	$3.07
Class B	1,000.00	1,046.50	1.35%	6.89
Class C	1,000.00	1,047.30	1.35%	6.89
Class R	1,000.00	1,049.20	0.85%	4.34
Advisor Class	1,000.00	1,052.30	0.35%	1.79

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,067.10	0.60%	$3.09
Class B	1,000.00	1,062.80	1.35%	6.94
Class C	1,000.00	1,062.90	1.35%	6.94
Class R	1,000.00	1,065.70	0.85%	4.38
Advisor Class	1,000.00	1,068.20	0.35%	1.80

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,084.90	0.60%	$3.12
Class B	1,000.00	1,080.80	1.35%	7.00
Class C	1,000.00	1,080.30	1.35%	7.00
Class R	1,000.00	1,083.40	0.85%	4.42
Advisor Class	1,000.00	1,086.00	0.35%	1.82

Hypothetical
Class A	$1,000.00	$1,021.94	0.60%	$3.02
Class B	1,000.00	1,018.20	1.35%	6.79
Class C	1,000.00	1,018.20	1.35%	6.79
Class R	1,000.00	1,020.69	0.85%	4.28
Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Diversified Alternatives (2)
Actual Fund Return
Class A	$1,000.00	$1,022.90	0.85%	$4.29
Class C	1,000.00	1,020.00	1.60%	8.06
Advisor Class	1,000.00	1,025.10	0.60%	3.03

Hypothetical
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.95	1.60%	8.05
Advisor Class	1,000.00	1,021.94	0.60%	3.02
Pacific Funds Short Duration Income
Actual Fund Return
Class A	$1,000.00	$1,006.40	0.80%	$4.00
Class C	1,000.00	1,002.60	1.55%	7.74
Class I	1,000.00	1,006.90	0.52%	2.60
Advisor Class	1,000.00	1,007.70	0.55%	2.75

Hypothetical
Class A	$1,000.00	$1,020.94	0.80%	$4.03
Class C	1,000.00	1,017.20	1.55%	7.80
Class I	1,000.00	1,022.34	0.52%	2.62
Advisor Class	1,000.00	1,022.19	0.55%	2.77
Pacific Funds Core Income
Actual Fund Return
Class A	$1,000.00	$991.60	0.90%	$4.47
Class C	1,000.00	987.00	1.65%	8.17
Class I	1,000.00	993.10	0.60%	2.98
Class P	1,000.00	992.70	0.70%	3.48
Advisor Class	1,000.00	992.10	0.62%	3.08

Hypothetical
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.94	0.60%	3.02
Class P	1,000.00	1,021.44	0.70%	3.53
Advisor Class	1,000.00	1,021.84	0.62%	3.13

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
Pacific Funds Strategic Income
Actual Fund Return
Class A	$1,000.00	$1,018.70	1.00%	$5.03
Class C	1,000.00	1,015.00	1.72%	8.64
Class I	1,000.00	1,019.40	0.69%	3.47
Advisor Class	1,000.00	1,019.00	0.74%	3.72

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class C	1,000.00	1,016.36	1.72%	8.65
Class I	1,000.00	1,021.49	0.69%	3.48
Advisor Class	1,000.00	1,021.24	0.74%	3.73
Pacific Funds Floating Rate Income
Actual Fund Return
Class A	$1,000.00	$1,039.00	1.07%	$5.44
Class C	1,000.00	1,035.40	1.79%	9.08
Class I	1,000.00	1,040.50	0.76%	3.87
Class P	1,000.00	1,040.00	0.87%	4.42
Advisor Class	1,000.00	1,040.20	0.81%	4.12

Hypothetical
Class A	$1,000.00	$1,019.60	1.07%	$5.39
Class C	1,000.00	1,016.01	1.79%	9.00
Class I	1,000.00	1,021.14	0.76%	3.83
Class P	1,000.00	1,020.59	0.87%	4.38
Advisor Class	1,000.00	1,020.89	0.81%	4.08
Pacific Funds Limited Duration High Income
Actual Fund Return
Class A	$1,000.00	$1,022.60	1.01%	$5.09
Class C	1,000.00	1,019.00	1.74%	8.76
Class I	1,000.00	1,024.00	0.74%	3.73
Advisor Class	1,000.00	1,023.90	0.76%	3.83

Hypothetical
Class A	$1,000.00	$1,019.90	1.01%	$5.09
Class C	1,000.00	1,016.26	1.74%	8.75
Class I	1,000.00	1,021.24	0.74%	3.73
Advisor Class	1,000.00	1,021.14	0.76%	3.83
Pacific Funds High Income
Actual Fund Return
Class A	$1,000.00	$1,047.90	1.00%	$5.11
Class C	1,000.00	1,045.20	1.72%	8.77
Class I	1,000.00	1,049.70	0.72%	3.68
Class P	1,000.00	1,049.40	0.80%	4.09
Advisor Class	1,000.00	1,050.10	0.75%	3.83

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class C	1,000.00	1,016.36	1.72%	8.65
Class I	1,000.00	1,021.34	0.72%	3.63
Class P	1,000.00	1,020.94	0.80%	4.03
Advisor Class	1,000.00	1,021.19	0.75%	3.78

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
Pacific Funds Large-Cap
Actual Fund Return
Class A	$1,000.00	$1,094.60	1.00%	$5.22
Class C	1,000.00	1,090.90	1.75%	9.12
Advisor Class	1,000.00	1,095.50	0.75%	3.92
Investor Class	1,000.00	1,095.30	1.00%	5.22
Class S (3)	1,000.00	1,097.10	0.65%	3.40

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class C	1,000.00	1,016.21	1.75%	8.80
Advisor Class	1,000.00	1,021.19	0.75%	3.78
Investor Class	1,000.00	1,019.95	1.00%	5.04
Class S (3)	1,000.00	1,021.69	0.65%	3.28
Pacific Funds Large-Cap Value
Actual Fund Return
Class A	$1,000.00	$1,093.70	1.10%	$5.74
Class C	1,000.00	1,089.60	1.85%	9.64
Advisor Class	1,000.00	1,094.40	0.85%	4.44
Investor Class	1,000.00	1,094.10	1.10%	5.74
Class S (3)	1,000.00	1,095.70	0.75%	3.92

Hypothetical
Class A	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,015.71	1.85%	9.30
Advisor Class	1,000.00	1,020.69	0.85%	4.28
Investor Class	1,000.00	1,019.45	1.10%	5.54
Class S (3)	1,000.00	1,021.19	0.75%	3.78
Pacific Funds Small/Mid-Cap
Actual Fund Return
Class A	$1,000.00	$1,124.00	1.30%	$6.88
Class C	1,000.00	1,118.00	2.05%	10.83
Advisor Class	1,000.00	1,124.50	1.05%	5.56
Investor Class	1,000.00	1,122.30	1.35%	7.14
Class S (3)	1,000.00	1,125.10	1.00%	5.30

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S (3)	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap
Actual Fund Return
Class A	$1,000.00	$1,126.90	1.30%	$6.89
Class C	1,000.00	1,122.10	2.05%	10.85
Advisor Class	1,000.00	1,128.90	1.05%	5.57
Investor Class	1,000.00	1,126.30	1.35%	7.16
Class S (3)	1,000.00	1,127.70	1.00%	5.30

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S (3)	1,000.00	1,019.95	1.00%	5.04

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
Pacific Funds Small-Cap Value
Actual Fund Return
Class A	$1,000.00	$1,116.90	1.30%	$6.86
Class C	1,000.00	1,113.30	2.05%	10.80
Advisor Class	1,000.00	1,119.40	1.05%	5.55
Investor Class	1,000.00	1,117.50	1.35%	7.13
Class S (3)	1,000.00	1,118.20	1.00%	5.28

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.20	1.35%	6.79
Class S (3)	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap Growth
Actual Fund Return
Class A	$1,000.00	$1,085.90	1.30%	$6.76
Class C	1,000.00	1,082.40	2.05%	10.64
Class P	1,000.00	1,087.50	1.05%	5.46
Advisor Class	1,000.00	1,086.50	1.05%	5.46
Investor Class	1,000.00	1,086.30	1.25%	6.50
Class S (3)	1,000.00	1,087.60	0.90%	4.68

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Class P	1,000.00	1,019.70	1.05%	5.29
Advisor Class	1,000.00	1,019.70	1.05%	5.29
Investor Class	1,000.00	1,018.70	1.25%	6.29
Class S (3)	1,000.00	1,020.44	0.90%	4.53

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of their respective PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income and Pacific Funds Small-Cap Growth in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest (see Note 1 in Notes to Financial Statements).
(3)	Class S was formerly named Institutional Class.

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.	97

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.	97

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	97

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	97

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	97

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	97

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 6/01 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (4/96 to 9/15; 12/16 to present) of Pacific Select Fund.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	97

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	97

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	97

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	97

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12), and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	97

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	97

Trevor T. Smith Year of birth 1975	Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Assistant Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.	97

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2017, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds (40 funds).

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 14, 2016.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management

[1]

At the December 14th meeting, the Board did not consider the continuance of the Advisory Agreement and Sub-Advisory Agreement relating to Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth, as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring by PLFA.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in,

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2016, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Comstock Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, that over longer periods of time the style has provided attractive returns, and that recent performance has improved. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Equity Long/Short Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the second quintile for the five-year period.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the fifth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style (particularly its focus on high quality companies with attractive valuations) and security selection in 2015, that performance in 2014 and 2016 has been competitive, and that PLFA will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Mid-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy, and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the first quintile for the ten-year period.

PF Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

PF International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to security selection in 2016 and that longer-term performance remains strong, that recent performance has significantly improved, and that PLFA will continue to closely monitor the Fund’s performance.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF International Small-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board considered that more recent performance has improved, but that in light of longer-term performance issues and the pending retirement of the Fund’s portfolio manager, PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

Pacific Funds Diversified Alternatives

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

PF Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period.

Pacific Funds High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and 2015, that recent performance has materially improved and that PLFA has no material concerns regarding the performance of the Fund but will continue to closely monitor the Fund’s performance.

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

PF Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the duration of the Fund’s portfolio as well as security and sector selection. The Board also took into account that the Fund’s investment strategy is somewhat unique, and that it is difficult to find an appropriate peer group of funds with similar investment styles. The Board considered that the Fund only has a three-year performance record and that PLFA will continue to closely monitor the Fund’s performance.

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating performance of the Fund, the Board considered that PLFA had advised that the one-, three- and five-year underperformance is primarily attributable to the Sub-Adviser’s investment style and that the strategy should outperform in a more “risk-off” environment. The Board further considered that PLFA does not have material concerns with the Fund but will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and first quintile for the three-year period.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and in the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-, five- and ten-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the five- and ten-year underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) performed in line with its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three- and five-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

PF Mid-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fourth quintile of its Selected Expense Peer Group, the fee is only slightly higher (by 0.04%) than the median advisory fee rate of the funds in this group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA had advised that Operating Expenses have increased due to a decrease in Fund assets, and that if Fund assets increase these expenses will decrease accordingly.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees further noted that the Independent Trustees had negotiated an additional fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees noted that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees further noted that PLFA has agreed to reduce its own fees as assets grow through advisory fee waivers effective through July 31, 2017 for the pertinent Asset Allocation Funds and PAM Managed Funds. The Trustees considered that these advisory fee waivers will effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share future economies of scale that PLFA believes it will attain.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2017 for:

• Pacific Funds

Form Nos.	3012-17A

PF Underlying Funds

Annual Report

As of March 31, 2017

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2017

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Sub-Adviser	PF Underlying Fund	Page Number
Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-3
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Managed Bond Fund	A-4
T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-6
Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-7
Invesco Advisers, Inc. (Invesco)	PF Comstock Fund	A-8
Lord, Abbett & Co. LLC (Lord Abbett)	PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	A-9
MFS Investment Management (MFS)	PF Growth Fund	A-10
BlackRock Investment Management, LLC (BlackRock)	PF Large-Cap Growth Fund	A-11
ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-12
OppenheimerFunds, Inc. (Oppenheimer)	PF Main Street® Core Fund	A-13
Scout Investments, Inc. (Scout)	PF Mid-Cap Equity Fund	A-14
Ivy Investment Management Company (Ivy)	PF Mid-Cap Growth Fund	A-15
Boston Partners Global Investors, Inc. (Boston Partners)	PF Mid-Cap Value Fund	A-16
AllianceBernstein L.P. (AllianceBernstein)	PF Small-Cap Value Fund	A-17
OppenheimerFunds, Inc. (Oppenheimer)	PF Emerging Markets Fund	A-18
MFS Investment Management (MFS)	PF International Large-Cap Fund	A-19
QS Investors, LLC (QS Investors)	PF International Small-Cap Fund	A-20
J.P. Morgan Investment Management Inc. (JPMorgan)	PF International Value Fund	A-21
Morgan Stanley Investment Management Inc. (Morgan Stanley)	PF Real Estate Fund	A-22
Macro Currency Group (MCG)/ UBS Asset Management (Americas) Inc. (UBS)	PF Currency Strategies Fund	A-23
AQR Capital Management, LLC (AQR)	PF Equity Long/Short Fund	A-24
Eaton Vance Investment Managers (Eaton Vance)	PF Global Absolute Return Fund	A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (Trust). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees or expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA/Adviser) supervises the management of all of the Funds above, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2017. All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and the Fund sub-advisers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Adviser or the applicable Fund sub-adviser. Any sectors referenced are provided by the applicable Fund sub- adviser(s), and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and Fund sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or Fund sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward- looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2017)

Executive Summary

Global equities endured some swings throughout the reporting period as a wave of political uncertainty spread across the world. All declines throughout the year ended up being temporary, however, as global stocks finished the year with gains—although the magnitude of the recovery varied by region.

The first political shock came from the United Kingdom’s (U.K.) vote to leave the European Union (E.U.). While markets sharply fell immediately after the referendum, they quickly recovered as investors perceived this outcome would keep the Federal Reserve (Fed) from implementing additional rate hikes. This contributed to the U.S. 10-year Treasury yield falling below 1.4% for the first time on record. Additionally, crude oil prices continued to recover over the second quarter of the year, which further assuaged market concerns.

The persistence of easy monetary policy across the globe helped keep market volatility relatively low during the third quarter of 2016. However, volatility returned during the earlier part of the fourth quarter of 2016 as we headed into the U.S. presidential election. The S&P 500 Index posted nine consecutive days of losses for the first time in decades. On the night of election day, stock market futures began to plunge as results indicated Donald Trump would become the 45th president of the U.S. However, the mood of the market quickly reversed sentiment following the election as investors focused on the policies put forth by President Trump. The potential for corporate tax cuts, infrastructure spending and deregulation lifted U.S. equity markets to all-time highs by the end of 2016.

Fixed Income

Although the U.S. 10-year Treasury yield hit an all-time low during the reporting period, it jumped after President Trump won the election. His potential policies increased the likelihood of higher inflation, which sent long-term interest rates higher. The spike in interest rates hurt the broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index). Nonetheless, the Index returned 0.44% for the reporting period.

Although long-term Treasury bonds had a solid run early in 2016 as yields fell, they were a drag when interest rates jumped in the latter half of the reporting period. As a result, long-term Treasury bonds ended the reporting period behind short-term Treasury bills.

Riskier bond asset classes delivered solid returns over the reporting period. High yield bonds, especially those of lower credit quality, considerably outperformed investment-grade bonds. Credit spreads, which move in the opposite direction to prices, contracted significantly throughout the reporting period. This contraction coincided with steadily improving energy prices since energy producers represent a sizeable portion of the high yield market. Improving commodities also provided a tailwind for emerging market debt, given that much of it is issued by commodity exporters.

Domestic Equity

Domestic equities edged out solid gains despite experiencing some volatility throughout the reporting period, with the S&P 500 Index gaining 17.17%. Reversing the trend from the prior reporting period, value stocks finished this reporting period higher than their growth counterparts. Compared to growth, value styles tend to have a sizeable overweight to the financial and energy sectors. The financial sector surged in the

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

latter half of the reporting period as it was one of the largest beneficiaries of the spike in interest rates. The energy sector of the S&P 500 Index was among the top three performing sectors over the reporting period as oil prices recovered.

International Equity

International equities ended the year with solid gains as the MSCI EAFE Index (Net) returned 11.67% over the reporting period. Japanese stocks, which represent nearly 25% of the MSCI EAFE Index (Net), surged in the fourth quarter of 2016 as the yen depreciated over that period. As an export-driven economy, Japanese exporters benefit from a weaker currency.

Emerging market equities also performed well as the MSCI Emerging Markets Index (Net) returned 17.22% over the reporting period. Improving commodity prices particularly helped oil exporters like Brazil and Russia, which considerably contributed to the performance of the emerging markets index.

Concluding Remarks

The outlook for markets in 2017 will likely hinge on several factors, much of which stems from the follow-through on political promises of fiscal stimulus, corporate tax cuts and deregulation. The pace of interest rate hikes and the Fed’s reaction to volatility should also continue to impact both equity and fixed-income markets. As the economy draws closer to running at full steam, market participants are likely to once again focus on the fundamentals of underlying corporations. Those fundamentals increasingly point to an equity market approaching late cycle with above average valuations and slowing profitability growth.

For equity markets, the rally after the election indicated strong collective belief in the promise of fiscal stimulus, corporate tax breaks and the relaxing of regulatory burdens. At this point, the actual plan for these policies from the new President may lead to lower share prices if they simply fail to meet expectations. Therefore, although policy presents a potential tailwind for U.S. equities, higher valuations and the possibility of missing expectations on these big promises are key risks.

Uncertainty also dominates the conversation over both international developed and emerging market equities. International developed equities are likely to continue the recovery that gained momentum over the reporting period, but face stiff potential headwinds as Britain begins to formally negotiate its exit from the E.U. (Brexit) and European nations hold elections amidst rising populist movements. Emerging market equities could continue to benefit from stabilizing commodity prices and strengthening manufacturing momentum, but they also face potential trade headwinds if protectionist governments turn to tariffs. The strengthening dollar may also pose a hurdle for emerging market equities if it creates strong capital outflows that destabilize emerging market currencies, particularly for China.

With the economy continuing to improve, the normalization of interest rates by the Fed poses challenges for fixed income positions with higher duration. Credit is less likely to be impacted from rising interest rates and may provide higher returns so long as defaults do not rise above expectations. Floating rate notes may also benefit both from credit exposure and a potentially rising rate environment. Lastly, global correlations have been falling and may present more opportunities for alternative managers that take long and short positions among different equity, fixed-income, and currency markets around the world.

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Inflation Managed Fund’s Class P returned 2.18%, compared to a 1.48% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	2.18%	0.52%	4.13%
Bloomberg Barclays U.S. TIPS Index	1.48%	0.97%	4.24%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We at PIMCO implement the investment strategies of the Fund by investing in debt securities and derivative instruments, primarily including government guaranteed bonds that have returns indexed to inflation, such as U.S. Treasury Inflation-Protected Securities (TIPS). An overweight to U.S. breakeven inflation exposure (the difference between nominal and real yields) added to performance as breakeven rates rose over the reporting period. Short exposure to nominal interest rates in the U.S. also added to relative performance as yields rose following the U.S. presidential election. Real duration strategies in the U.K. contributed, though this was partially offset by breakeven inflation exposure via derivatives as well as a short to nominal U.K. government issued bonds amid a rally in U.K. yields. Currency strategies were broadly positive, particularly a long dollar position against the euro and British pound. Corporate credit exposure contributed to performance as spreads broadly tightened, although select holdings of buy protection credit default swaps on high yield credit indices offset some of these returns. Finally, securitized holdings, most notably asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), contributed amidst strong housing sector performance.

During the reporting period, the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, and emerging market sectors through the use of credit default swaps on credit indices. The Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps and forward rate agreements to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote and purchased options and swaptions on futures, currencies, volatility, and swaps as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund also held inflation caps and floors that were previously traded in the portfolio to hedge duration. Lastly, the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities and as a part of a tactical investment strategy.

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Managed Bond Fund’s Class P returned 3.42%, compared to a 0.44% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	3.42%	3.29%	5.38%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%

(1)

Western Asset Management Company became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO implement the investment strategies for the PIMCO managed portion of the Fund by investing in debt securities and derivative instruments. An allocation to TIPS added to performance as inflation breakeven rates (the difference between nominal and real yields) rose over

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

the reporting period. Corporate credit exposure, particularly to investment grade and high yield financials, contributed as spreads broadly tightened; however, an underweight to industrials partially offset relative returns. Duration exposure in the eurozone, mainly in Germany and Italy, was positive for performance amidst volatile rate movements over the reporting period. In contrast, defensive duration positioning in the U.K. weighed on performance as yields rallied following Brexit. An overweight position in taxable municipals also contributed as spreads tightened over the reporting period. Within currencies, the portfolio’s long-dollar position against a basket of Asian emerging market currencies detracted from performance as the currencies appreciated relative to the U.S. dollar. In addition, tactical positioning in the Japanese yen detracted from performance amidst volatility in the currency over the reporting period.

During the reporting period, the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities and to the broader investment grade, high yield, emerging market, and mortgage sectors through the use of credit default swaps on credit indices. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote options and swaptions on futures, currencies, volatility, and swaps and also purchased options and swaptions on futures and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund also held inflation floors that were previously traded in the Fund to hedge duration, although exposures were not adjusted during the reporting period.

Western Asset

We at Western Asset utilize a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

Most sectors delivered positive contributions to relative return during the reporting period. Non-agency mortgage exposure was the single largest contributor over the reporting period as the housing market continued to recover, which contributed to improved pricing in the sector. Overweight exposures to CMBS and ABS also contributed as their spreads tightened. High Yield exposure was also a meaningful contributor over the reporting period as the sector staged a strong recovery following a rough 2015. Spreads in the high yield sector tightened over the reporting period, which helped the sector generate 16.98% of excess returns. Emerging market bond exposure was a contributor to performance as the sector recovered and spreads tightened as concerns over global growth eased and commodity prices recovered. Exposure to emerging market currencies also contributed to performance. A long position in the Mexican peso detracted from performance as the currency weakened but long positions in other currencies, specifically the Brazilian real and the Russian ruble, more than made up as they both strengthened versus the U.S. dollar. Macro strategies were large contributors to performance. Yield curve positioning, with an emphasis on longer-dated yields, was a meaningful contributor to returns as the yield curve flattened. Tactical duration management was a modest contributor as rates fluctuated during the reporting period and ended up higher than expected. An allocation to TIPS was also a modest contributor as breakeven-inflation rates rose. Investment grade credit exposure also added to performance as the sector saw 4.60% of excess returns as spreads tightened. An underweight allocation to agency mortgages was a small detractor to performance as the sector generated mildly positive excess returns. The Fund’s short position in the Japanese yen detracted from performance somewhat as the yen strengthened versus the U.S. dollar but the short euro position contributed to performance as the euro weakened versus the U.S. dollar. Derivatives, primarily interest rate futures and options, were used to manage the portfolio’s duration and yield curve positioning as well as currency positions and contributed to returns.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Short Duration Bond Fund’s Class P returned 1.36%, compared to a 0.71% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	1.36%	1.01%	2.19%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	0.71%	0.93%	2.34%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half year), as well as using futures, forwards, and swaps. Furthermore, the Fund will invest in out-of-benchmark securitized sectors to pick up incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the primary contributor to positive relative performance, while security selection within investment-grade corporate bonds modestly weighed on returns. Corporate bonds, both investment-grade and high yield bonds, contributed to relative results for the reporting period. Solid demand from investors looking for additional yield provided support for short-maturity corporate bonds. Furthermore, risk sentiment was supported by stronger economic data, increased commodities prices, and expectations for an uptick in growth. As a result, the Fund’s significant overweight to corporate bonds provided a meaningful contribution to relative results.

The Fund’s relative performance was aided by its out-of-benchmark exposure to securitized sectors: ABS, mortgage-backed securities (MBS), and CMBS. The securitized space continues to be supported by positive fundamentals on the heels of a strengthening U.S. economy, housing data, and positive consumer sentiment. Our corresponding underweight to U.S. Treasury securities helped relative returns, as U.S. Treasury yields increased during the reporting period.

Yield curve positioning weighed on results as our overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities underperformed as the curve modestly steepened over the reporting period on increased inflation expectations. Select corporate bonds with ties to commodity prices continued to struggle amidst the lower-for-longer commodity price environment that dominated most of calendar 2016.

As of the end of the reporting period, the Fund held interest rate futures that generated a total gross exposure equivalent to approximately 18% of the Fund’s assets. The interest rate futures were held throughout the reporting period. The estimated return impact from employing futures was -6% for the reporting period.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Emerging Markets Debt Fund’s Class P returned 14.88%, compared to a 8.92% return for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 6.68% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception (06/29/12)
Fund’s Class P	14.88%	3.38%
J.P. Morgan EMBI Global Diversified Index	8.92%	5.53%
Emerging Markets Debt Composite Benchmark	6.68%	2.17%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the style-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government owned entities (quasi-sovereigns) and government agencies and corporate issuers, and which may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period, the Fund’s allocation to external (government issued) debt increased, starting at 56% and ending at around 57% of the Fund’s net assets. During the reporting period, the Fund’s exposure to corporate debt decreased, starting the period at 21% and ending at around 7.6% of the Fund’s net assets. Finally, the Fund’s exposure to local currency debt increased, starting the period at 54% and ending at around 57% of the Fund’s net assets. Market exposures in excess of 100% are the result of investments in forward contracts in currencies of emerging market countries.

All three themes — sovereign external debt, local currency sovereign debt and corporate debt — contributed positively to total and relative return. Sovereign external debt was responsible for approximately half of the total excess return, mainly through country and security selection; Local sovereign debt contributed close to 40 percent of total excess return, two-thirds from interest rate management and one-third from active trading of the foreign exchange positions. Corporate debt contributed the remainder of excess return, as the Fund’s off benchmark positions in corporate bonds outperformed the assets in the index.

The largest country contributors were Venezuela, Brazil, Turkey, Ecuador and Russia. Venezuela was the best performing sovereign dollar debt market over the last year, benefiting from a rebound in oil prices and the reversal of fears of imminent default that had seen the bonds trade between 30 and 45 cents on the dollar about one year ago. Our overweight position, based on the view that Venezuela could remain current on its short-dated bonds and still exhibit a very high willingness to pay, generated a sizeable excess return for the Fund. The position has been traded actively, notably around the time of the debt swap tabled last September, which allowed us to exchange short-dated bonds into longer ones benefitting from an attractive exchange ratio and valuable collateral.

Brazil was a great turnaround story for local currency bonds during the reporting period following the impeachment and removal of President Dilma Rousseff and the implementation of an ambitious economic stabilization package by the incoming administration of President Michel Temer. The compression of the credit risk premium, combined with growing evidence of progress on the inflation front led to a massive drop in local currency bond yields, particularly at the long end where we were originally positioned, and then in the front end of the curve. The Fund also benefited from our significant exposure in dollar corporate debt, notably in the oil and gas sector, which recovered strongly throughout the year.

Ecuador, another overweight position in the sovereign dollar part of the Fund, was also a strong performer during the reporting period as the government proved quite adept at managing the external shock from lower oil prices through prudent fiscal spending and the recourse to

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

international financing, including successful Eurobond issues. The bonds ended the reporting period on a weaker note ahead of the presidential elections that saw the incumbent party’s candidate Lenin Morreno win the poll’s run-off round.

Turkey performed poorly over the reporting period and our underweight position paid off for the Fund. The crackdown against opposition figures and civil liberties in the aftermath of last year’s coup attempt poses a real risk of deterioration in the country’s attractiveness for capital and talent, and thus for its potential growth rate going forward. We have been underweight in local currency in particular, so the Fund benefitted from the drop in the Turkish lira exchange rate from 2.80 to 3.20 per dollar. Finally, in Russia, the Fund benefitted from positions in the quasi-sovereign and corporate debt sectors, which outperformed the sovereign debt index.

The largest detractors to relative performance over the reporting period were Colombia and Indonesia. Both countries were positive contributors to total return; security selection in Colombia and Indonesia detracted from relative return. Underweights (zero positions) to Iraq, Ghana, Sri Lanka, Nigeria, Mongolia, Cameroon and Kenya were detractors from total and relative return.

PF Comstock Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Comstock Fund’s Class P returned 21.92%, compared to a 19.22% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	21.92%	11.76%	5.34%
Russell 1000 Value Index	19.22%	13.13%	5.93%

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. We employ a strategy that aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

For the reporting period, most U.S. equity market indices delivered double-digit gains, with value stocks — as a group — outperforming growth stocks across market capitalization. All sectors within the benchmark had positive performance with the financials, materials, information technology and industrials sectors posting returns of over 20% for the reporting period.

On the positive side of sector performance, stock selection in and an overweight exposure to the financials sector contributed to the Fund’s relative performance. Within banks, Citigroup, Bank of America and JPMorgan Chase were large contributors on a relative and absolute basis. Within diversified financials, Morgan Stanley was a top performer for the reporting period, outperforming the sector and benchmark. Financial stocks rallied during the second half of 2016, notably post-election, as large banks rallied on expectations of a more lenient regulatory environment from the new presidential administration.

Strong stock selection in and an overweight exposure to the information technology sector also boosted the Fund’s relative performance for the reporting period. Within software, Microsoft and Symantec were large contributors. Within hardware storage and peripherals, NetApp was a large contributor. Symantec rallied after it announced a deal to buy Blue Coat, a technology and cloud access security firm. In the second half of 2016, NetApp reported smaller than expected declines in its mature products area and growth in the company’s strategic solutions area. Investors also welcomed strong expense management.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Having no exposure to the real estate sector and a material underweight exposure to the utilities sector were large contributors to the Fund’s relative performance, as these sectors were the bottom performing sectors in the benchmark for the reporting period. The Fund has remained materially underweight in these areas of the market because management believes these sectors are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

On the negative side, a material overweight allocation to consumer discretionary stocks was a detractor for the reporting period. Some larger detractors were within retail, like Michael Kors and Target and also within media, with Viacom. Michael Kors stock hit a 52-week low after reporting a larger than expected drop in sales in the first quarter, 2017. We eliminated this holding towards the end of the reporting period due to waning prospects for recovery. We also sold Viacom, a long-term holding, later in the reporting period after we came to the conclusion the company’s future risk-reward prospects had deteriorated.

Another relative detractor was stock selection and having an overweight to energy. Within exploration and production, Hess, and within oil and gas services, Weatherford International, were the largest detractors. Oil prices declined towards the end of the reporting period amid an increase in inventories and concerns that the Organization of the Petroleum Exporting Countries (OPEC) may decline to extend production cuts past the original agreement.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance relative to the benchmark for the reporting period.

The Fund’s financials sector weighting is overweight to the Fund’s benchmark, as we have a favorable view of large banks within financials. We also maintain a constructive view on the long–term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Fund’s exposure in each sector is more volatile than the benchmark. Therefore, the Fund should be more sensitive to broad moves within these sectors for the foreseeable future.

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund sub-advised by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Developing Growth Fund’s Class P returned 17.35%, compared to a 23.03% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	17.35%	5.47%	4.47%
Russell 2000 Growth Index	23.03%	12.10%	8.06%

(1)

Effective October 31, 2016, the Fund changed its name from PF Small-Cap Growth Fund. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed its benchmark. The Fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have above average, long-term growth potential and that are strongly positioned in the “developing growth” phase, the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years.

Security selection in the health care sector was the largest contributor to performance relative to the portfolio’s benchmark during the reporting period. Within this sector, the Fund’s holding of Exelixis, Inc., a biopharmaceutical company focused on small molecule therapies for the treatment of cancer, contributed the most. Exelixis had strong U.S. product sales during the fourth quarter of 2016 and management continued to increase investment in research and development, which is expected to strengthen their industry position and product pipeline. Another contributor in the health care sector was Zeltiq Aesthetics, Inc. The medical technology company’s shares rose as improvements in its utilization and international growth helped it beat third quarter 2016 revenue and earnings expectations.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Security selection in the consumer discretionary sector also contributed to relative performance during the reporting period. Within this sector, the Fund’s position in Burlington Stores, Inc., a holding company focused on fashionable branded products, contributed most. Burlington has continued to represent a rarity within the retail space, experiencing continued growth in store traffic and expanding its square footage during the reporting period.

Security selection in the information technology sector was the largest detractor from performance relative to the benchmark during the reporting period. Within this sector, the Fund’s underweight of Advanced Micro Devices, Inc., a global semiconductor company, detracted most from performance. Advanced Micro Devices shares soared as it benefited from favorable trends in the semiconductor industry. The Fund’s positions in Rubicon Project, Inc., an advertising automation software company, also detracted. Rubicon Project’s growth declined as it experienced attrition in its market share from smaller and larger competitors.

Security selection and overweight to the industrials sector also detracted from the Fund’s performance. Within this sector, the Fund’s holdings of Dycom Industries, Inc., a North American provider of specialty contracting services, detracted most. Dycom experienced a pause in fiber deployment from an unnamed customer, which had a significant effect on its fiscal fourth quarter revenue. Another detractor within the sector was Axon Enterprise, Inc. (formerly Taser International Inc.), a developer of electrical weapons. Axon Enterprise’s shares fell as competition in its industry intensified.

Among the largest individual stock detractors was the Fund’s position in Pacific Bioscience of California, Inc., a manufacturer of sequencing systems for genetic analysis. Shares of Pacific Bioscience fell as Roche terminated a joint distribution agreement to sell its new sequencing platform.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Growth Fund’s Class P returned 14.25%, compared to a 15.76% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	14.25%	12.15%	6.63%
Russell 1000 Growth Index	15.76%	13.32%	9.13%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The strategy is to have an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Weak stock selection and, to a lesser extent, an underweight allocation to the industrial sector detracted from the Fund’s performance relative to its benchmark. Within the industrial sector, not holding a position in strong-performing aerospace company Boeing weighed negatively on relative returns.

Security selection in the consumer, non-cyclical sector also weakened relative results led by the Fund’s overweight positions in specialty pharmaceutical company Allergan and beauty products maker Estee Lauder.

The Fund’s overweight position in the communications sector further detracted from relative performance. Underweighting computer and personal electronics maker Apple hurt relative performance as the stock posted strong results over the reporting period.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

In other sectors, overweighting shares of discount variety store operator Dollar Tree, automotive replacement parts distributor AutoZone, farm and ranch product retailer Tractor Supply and information technology company Cognizant Technology weakened relative performance. Underweighting shares of software giant Microsoft further detracted from relative performance.

The Fund’s cash and/or cash equivalents position during the reporting period detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt the Fund’s performance in relation to its benchmark, which has no cash position.

Stock selection within the financial sector strengthened relative performance. However, there were no stocks within this sector that were among the Fund’s top relative contributors over the reporting period.

Security selection and, to a lesser extent, an overweight allocation to the technology sector further contributed to relative performance. The Fund’s overweight holdings of computer graphics processors maker NVIDIA, software company Adobe Systems, broadband communications and networking services company Broadcom and online professional network operator LinkedIn bolstered relative performance.

Stocks in other sectors that supported relative results included the Fund’s underweight position in biotech firm Gilead Sciences and drugstore retailer CVS. Avoiding poor-performing beverage manufacturer Coca-Cola also bolstered relative performance. Additionally, overweighting internet retailer Amazon.com, financial services provider Charles Schwab and internet TV show and movie subscription services provider Netflix further strengthened relative results.

PF Large-Cap Growth Fund (sub-advised by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Large-Cap Growth Fund’s Class P returned 16.74%, compared to a 15.76% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	16.74%	11.66%	6.80%
Russell 1000 Growth Index	15.76%	13.32%	9.13%

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the BlackRock portfolio management team, implement the Fund’s investment strategy by investing in large-capitalization companies that we believe possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

In sector terms, consumer discretionary was the largest contributor in the reporting period due to strength among internet & direct marketing retail holdings. Stock selection and an underweight in the specialty retail segment also added value in the sector. Additional contributors came from stock selection and positioning within the energy (overweight) and real estate (underweight) sectors. Conversely, information technology and health care were the main detractors from relative performance for the reporting period. An underweight to the hardware segment proved most disadvantageous in information technology, while biotechnology and life sciences tools & services holdings were a drag in health care.

At the stock level, Amazon.com Inc. and Netflix Inc. in the consumer discretionary sector were the top individual contributors to relative performance. Positions in Tencent Holdings Ltd. and Activision Blizzard Inc. in the information technology sector also benefited relative results, as did zero exposure (underweight to the benchmark) to Gilead Sciences Inc. in the health care sector.

The largest detractors during the reporting period were an underweight to Apple Inc. in the information technology sector and the position in Anheuser-Busch InBev SA/NV in the consumer staples sector. Positions in Alexion Pharmaceuticals Inc. and Illumina Inc. in the health care sector also detracted from performance, as did Acuity Brands Inc. in the industrials sector.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

We maintain our positive outlook for U.S. equities. Though recent economic data in the U.S. has softened, we believe corporate profits will continue to show improvement, providing support to equity prices. The weakening dollar and potential for stimulative initiatives such as lowering corporate tax rates and rolling back regulation may prove to be additional tailwinds.

Volatility will likely remain a constant feature given uncertainty around the likelihood and timing of policy changes by the new administration and risks around macro events such as the Brexit negotiations and elections in the E.U. As always, we will look to take advantage of any incremental volatility to upgrade our portfolio, add to favorite holdings on perceived weakness in those issues and/or acquire new names where valuation cases improve.

From a positioning standpoint, at the end of the reporting period, the Fund’s largest sector overweight relative to the benchmark was information technology followed by financials. Consumer staples and industrials were the largest sector underweights.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Large-Cap Value Fund’s Class P returned 15.88%, compared to a 19.22% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Years	10 Years
Fund’s Class P	15.88%	11.91%	6.10%
Russell 1000 Value Index	19.22%	13.13%	5.93%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

Relative to the benchmark, overall sector allocation contributed to performance for the reporting period. The Fund’s stock selection in the consumer discretionary, energy and real estate sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s underweight to the utilities, telecommunication services and real estate sectors and overweight to the materials sector contributed to relative performance for the reporting period. On an individual stock basis, the leading contributors to relative performance included positions in Time Warner Inc., DISH Network Corp and Charter Communications in the consumer discretionary sector, Halliburton Company in the energy sector, and Illinois Tool Works Inc. in the industrials sector.

Relative to the benchmark, overall stock selection detracted from performance for the reporting period. The Fund’s stock selection in the consumer staples, information technology, financials, industrials, health care and materials sectors also detracted from relative performance. In terms of sector allocation, the Fund’s overweight to the consumer discretionary sector and health care sector as well as the Fund’s underweight to the financials and energy sectors detracted from relative performance. On an individual stock basis, the leading detractors from relative Fund performance for the reporting period included our holdings in CVS Health Corporation in the consumer staples sector, Bank of America Corporation in the financials sector, Teva Pharmaceutical Industries in the health care sector, and Target Corp and SES SA in the consumer discretionary sector.

During the reporting period, we established new positions in AmerisourceBergen Corporation in the health care sector and Bank of America Corporation in the financials sector. Additionally, existing Fund holding Time Warner Cable Inc. was acquired by Charter Communications, Inc. (Charter) in a cash and stock transaction, in which each Time Warner Cable share was exchanged for cash and roughly half a share of Charter stock. We maintained our new position in Charter. Furthermore, we exited our positions in EMC Corporation in the information technology sector and Target in the consumer discretionary sector during the reporting period.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Main Street Core Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Main Street Core Fund’s Class P returned 17.29%, compared to a 17.17% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Years	10 Years
Fund’s Class P	17.29%	12.66%	6.95%
S&P 500 Index	17.17%	13.30%	7.51%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class P outperformed the benchmark. We, the Oppenheimer Main Street Core team, strive to keep the Fund in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a Fund that can outperform no matter the environment. If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence. Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the Fund more heavily towards companies that have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

The Fund’s outperformance stemmed largely from stock selection in the consumer staples, utilities and consumer discretionary sectors, and an overweight position in the financials sector. The most significant underperforming sectors this reporting period were industrials and information technology, where stock selection was the primary detractor. An underweight position in information technology also detracted from performance.

Top contributors to performance this reporting period included Apple (information technology), Citigroup (financials) and Comcast (consumer discretionary). With Apple’s September 2016 launch of refreshed iPhones, we saw aggressive telecom-driven subsidies drive stronger than expected initial demand for the new phones. While we don’t expect this product cycle to be a blockbuster, we do think tight operational management and an aging installed base of phones sets up for a stronger 2017. During the reporting period, financials produced the strongest absolute returns for both the benchmark and the Fund. The sector benefited from the surprising Trump election. An immediate rise in interest rates, speculation over a corporate tax cut and regulatory relief all contributed to these stocks outperforming. Citigroup, in particular, has been heavily scrutinized by regulators since the financial crisis of 2008 and would see above average benefit if there was less regulatory burden. Comcast reported strong earnings in October 2016, where the summer Olympics helped drive growth at NBC Universal.

The most significant detractors from performance included Valeant Pharmaceuticals International (health care), Nielsen Holdings (industrials) and General Electric (industrials). Valeant Pharmaceuticals reported a third-quarter miss and lowered its 2016 earnings-per-share (EPS) guidance. We continue to believe Valeant’s management will divest non-core assets and utilize its free cash flow to pay down debt. Nielsen reduced its 2016 outlook as the Developed Market business faces challenges, particularly in consulting services. Management stated that their consumer packaged goods customers are cutting expenses and these services are unlikely to be renewed. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment, which remains a de facto monopoly; and while growth rates and restructuring will impact 2017 results, we believe the core business of providing data to consumer package goods and media companies will remain robust and normalized growth will return in 2018. Holdings in General Electric detracted from performance after the company reported second-quarter financial results that were weaker than expected on key metrics, including organic growth, equipment orders, and cash flow. It also experienced losses over the first quarter of 2017 after reporting fourth quarter revenue that fell short of expectations.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

As of March 31, 2017, the Fund had overweight positions in the financials, industrials, utilities and materials sectors. The Fund had underweight positions in the information technology, real estate, consumer staples, consumer discretionary, telecommunication services, energy and health care sectors.

PF Mid-Cap Equity Fund (sub-advised by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Mid-Cap Equity Fund’s Class P returned 24.02%, compared to a 17.03% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	24.02%	11.84%	5.89%
Russell Midcap Index	17.03%	13.09%	7.94%

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at Scout manage the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. Even at the stock level, buying and selling is often done incrementally. The strategy favors stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top-down (macroeconomic or political changes) or bottom-up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

Stock selection had a positive effect on relative performance in nine out of ten economic sectors and was particularly strong in the information technology, consumer discretionary, real estate, and financials sectors. These gains more than offset underperformance in the consumer staples sector, and individual detractors in other sectors. The average cash balance in the Fund of approximately 0.80% was a small drag on performance due to the timing of cash balances.

Technology added the most relative value to the Fund’s performance during the reporting period, driven almost entirely by stock selection, with an additional boost from sector allocation. Among technology stocks, Computer Sciences Corp. (CSC) was the top contributor to relative performance for the second year in a row, as the company announced a merger with Hewlett-Packard Enterprise Services, which is expected to provide substantial earnings accretion to the CSC shares after the deal closes. NVIDIA Corp. was also a strong contributor within the sector, as the company realized tremendous success from the adoption of its latest generation of graphics processors by computer gamers and enterprises in data centers and is further enabling major advancements in artificial intelligence and self-driving vehicles. Among consumer discretionary stocks, Thor Industries, Inc. (Thor) was a top contributor. Thor reported strong earnings over much of the reporting period and its acquisition of Jayco, which further consolidates the recreational vehicle industry, solidified Thor’s position as a market leader. In the financials sector, Citizens Financial Group participated in a strong rally by banks during the latter half of 2016 as interest rates rose post the November election.

In contrast, some of the Fund’s main detractors were in the consumer staples, consumer discretionary, materials, and industrials sectors. Among consumer staples, Kroger was the primary detractor as this leading grocery chain suffered from food deflation and fierce competition from Wal-Mart and Amazon. In consumer discretionary, Skechers USA, Inc. performed poorly due to difficult competitive conditions in the shoe industry, partially caused by the bankruptcy of a large U.S. retail customer, Sports Authority Inc. In the materials sector, Newmont Mining Corp. suffered as investor sentiment soured on precious metals amidst their confidence that the Fed would raise interest rates. Finally, within industrials, Spirit Airlines, Inc.’s profitability growth slowed as larger competitors put pressure on fares in key markets.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund maintains an overweight position in information technology, partially due to a pickup in U.S. and global economic indicators, but also due to a plethora of attractive company-specific fundamentals. The Fund is also overweight in financials, more specifically banks, due to our expectation that the cyclical rise in U.S. economic growth and employment trends will cause short-term interest rates to rise, even if at a slow or moderate pace.

In contrast, the Fund is underweight in Real Estate Investment Trusts (REITs), utilities, and consumer staples as these sectors are expected to be challenged during a period of generally rising interest rates and stronger economic growth. In addition, many companies within these sectors are currently facing aggressive competition. Another underweighted sector is energy, where our bearish outlook on the natural gas market due to the rising U.S. oil rig count and sector valuations have prompted us to reduce our exposure. Winter weather was much warmer than expected, which led to reduced power generation as well as heating demand and kept natural gas inventory storage levels high. Moreover, shale oil wells produce natural gas, which we expect to keep the natural gas market abundantly supplied. The Fund maintains near benchmark level weights in the materials sector as we are cautiously participating in the global recovery of the sector due to better growth in China as well as growth in the chemical and aggregates industries in the U.S. We believe these industries are poised to benefit from large supplies of ethane-rich natural gas which serves as a chemical feedstock, introduces the potential for government stimulus to build more roads and drives expectations for further improvement in the construction markets. Within consumer discretionary, certain retailers and restaurant stocks may face profit margin pressures from rising wages, particularly as competition with Amazon persists. While rising health care costs may lead to reduced consumer spending, other factors, including a decline in meat prices, should help to improve restaurant margins. Improved employment prospects and rising wages are a positive offset to some of these headwinds. Considering all of these factors, the Fund is modestly underweight the consumer discretionary sector. The Fund continues to invest in health care to capture growth as the world’s population ages, although the pharmaceutical and biotech industries have come under political fire from certain elected officials, so industry exposure is limited to companies with strong pipelines of potential and unique technology. A similar approach is being taken with medical device stocks, where our favorite name remains ABIOMED Inc., which owns unique and life-saving emergency non-invasive heart pump technology. Despite good long-term fundamentals in health care, high sector valuations and political risks have resulted in an underweight position in the sector.

PF Mid-Cap Growth Fund (sub-advised by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Mid-Cap Growth Fund’s Class P returned 13.67%, compared to a 14.07% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	13.67%	7.22%	7.23%
Russell Midcap Growth Index	14.07%	11.95%	8.13%

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. In selecting investments, we at Ivy manage the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

Relative underperformance during the reporting period was primarily driven by individual stock selection. The primary factors in the Fund’s relative underperformance were stock selection issues in consumer discretionary and consumer staples. Within consumer discretionary, the Fund’s exposure to the retail and related sectors detracted from performance in a year when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

higher labor expense pressured the profitability of many companies in the Fund. Consumer staples stock selection was weaker than the index and contributed to underperformance. Stock selection within industrials was not as strong as the index which also contributed to the Fund’s underperformance. A significant reduction in the assets of the Fund occurred in the second quarter of 2016. During the asset reduction, the Fund trailed its benchmark due to sales occurring in a rising market. Despite the rising market, the value received from sales of portfolio securities, including commissions and any related trading expenses, were less than the closing benchmark values.

Strong results in a number of key sectors such as technology, financials, energy and health care were positive contributors. These sectors had proactively positioned holdings that resulted in outperformance based on a combination of stock picking and sector allocation. The latter factor was significant, post the election, as expectations about Trump administration policies played out to the positive in groups like financials and technology. The information technology sector exposure made the greatest positive relative contribution to the Fund’s return for the reporting period. The Fund was overweight this outperforming sector and there were strong returns across most of the Fund’s well-diversified group of names. The Fund was overweight the outperforming financials sector, and its names performed well, particularly CME Group Inc. The Fund also benefitted from its bank exposure, which was greater than that of the index. Energy exposure made a strong positive contribution to the Fund’s performance. We were overweight this outperforming sector, and our position in Continental Resources Inc. was especially significant in helping our stocks outperform the group in the index. The health care exposure contributed positively to relative performance, as strong outperformance by many of our largest holdings greatly outweighed weakness in a number of our smaller positions.

The top three securities contributing to the Fund’s absolute performance for the reporting period were Microchip Technology Inc. (a semiconductor company located in the U.S.), Alkermes Plc (a biopharmaceutical based in Ireland) and Electronic Arts Inc. (a video game company located in the U.S.).

The top three securities detracting from the Fund’s absolute performance for the reporting period were, Tractor Supply Co. (a rural lifestyle retail store located in the U.S.), Diplomat Pharmacy (an independent specialty pharmacy company located in the U.S.) and Lululemon Athletica (an athletic apparel retailer located in Canada).

PF Mid-Cap Value Fund (sub-advised by Global Investors, Inc. (Boston Partners))

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Mid-Cap Value Fund’s Class P returned 20.36%, compared to a 19.82% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception (07/29/15)
Fund’s Class P	20.36%	10.17%
Russell Midcap Value Index	19.82%	10.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. Under normal market conditions, the Fund invests primarily in common stock of mid-capitalization U.S. companies that we, the management team at Boston Partners, identify as having value characteristics along with strong business fundamentals and positive business momentum. In selecting investments for the Fund, various factors are examined in order to determine the value characteristics of an issuer, including price-to-earnings ratios and price-to-book value ratios. These value characteristics are examined in the context of the issuer’s fundamentals and business momentum, such as return on equity, earnings growth, and cash flow. Securities for the Fund are selected based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, the Fund maintained an overweight position in the finance sector of approximately 6% compared to its benchmark which was a benefit to the Fund. Holdings in financial services companies such as brokerage firms Raymond James and TD Ameritrade, student loan companies SLM and Navient, and credit card issuer Discover Financial Services performed particularly well as credit quality and financial markets remained strong. Regional banks Fifth Third Bancorp, East West Bancorp, Huntington Bancshares and Suntrust

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

also performed well as the prospects for higher interest rates have improved the outlook for net interest margin expansion over the next two years. Stock selection was also strong in the communications, consumer non-durables, and consumer services sectors. Internet-related businesses performed very well including NetEase, IAC Interactive, and eBay as continued online spending and advertising growth contributed to positive earnings surprises. Video game manufacturer Activision Blizzard also benefited from this trend as consumers are purchasing more online games with higher margins.

Stock selection in the basic industries and technology sectors detracted from returns during the reporting period. Our preference for more predictable paper and packaging companies and specialty chemical companies hurt the Fund’s relative return as lower quality, highly cyclical industries such as metals and mining companies and commodity chemical companies soared as investors became optimistic about a recovery in global economic growth. In the technology sector, a few of our holdings in more steady earnings companies such as electronics distributor Avnet, electronic payment processor Alliance Data Systems, and services company Amdocs underperformed as their predictable growth lagged the more cyclical growth prospects of semiconductor companies such as NVIDIA, Micron Technology, and Applied Materials, which we did not own.

As we entered the reporting period, sectors with low growth and high dividend yields such as utilities and REITs appeared very expensive by historical standards as investors took on a defensive posture, worrying about global growth and the potential for deflation. In the second half of calendar year 2016, investors became more optimistic about global growth prospects and these defensive sectors underperformed. Our underweight allocation to these sectors and our overweight to the finance sector contributed to relative returns over the reporting period. While our underweight position to the strong performing transportation sector detracted from relative returns, overall our sector allocation contributed significantly to relative returns during the reporting period.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Small-Cap Value Fund’s Class P returned 23.99%, compared to a 29.37% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	Since Inception (06/29/07)
Fund’s Class P	23.99%	13.26%	7.92%
Russell 2000 Value Index	29.37%	12.54%	6.00%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at AllianceBernstein manage to the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects that the Fund’s investment team believes are undervalued. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund rose in absolute terms but underperformed its benchmark. Overall security selection detracted from performance mainly due to the Fund’s energy, health care and materials holdings. Stock selection in the consumer-discretionary sectors also detracted from relative performance. Stock selection in the technology and financials sectors contributed to the Fund’s performance during the reporting period.

Overall sector allocation had a negative effect on performance for the reporting period. An overweight position in consumer discretionary and underweight positions in financials and materials detracted from performance, counteracting the positive effects of an overweight in technology and underweights in real estate and utilities.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The leading detractor to the Fund’s performance during the reporting period was Gulfport Energy, a natural gas-focused exploration and production company. The stock sold off sharply as investors perceived that the company had overpaid for a large acreage acquisition with a substantially dilutive capital raise.

Also detracting from performance for the reporting period was Molina Healthcare. Shares of the Medicaid health care provider fell along with general weakness in the sector as well as with concerns that prospective changes in the Medicaid program could adversely impact the company’s profitability. In addition, the stock fell in February 2017 after the company missed profitability expectations driven by worse-than-expected results from its health care exchange business.

Online floral service FTD Companies detracted from performance for the reporting period. In addition to missing fourth quarter 2016 sales and earnings expectations, investors were discouraged by the company’s need for greater marketing spend and capital expenditures in order to reignite sales growth.

Leading contributors for the reporting period included a number of regional bank holdings that investors expect will benefit from the recent increase in U.S. interest rates and a friendlier bank regulatory environment under the Trump administration. Texas Capital Bancshares and Independent Bank Group stood out among the gainers. Another leading contributor to performance for the reporting period was Finisar, a manufacturer of optical communications components. The company delivered stronger than expected sales and earnings growth driven by robust end-market demand for its high-end telecom and data communication products.

PF Emerging Markets Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Emerging Markets Fund’s Class P returned 14.83%, compared to a 17.22% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Years	10 Years
Fund’s Class P	14.83%	2.15%	5.06%
MSCI Emerging Markets Index (Net)	17.22%	0.81%	2.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the Oppenheimer Emerging Markets team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. The Fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth potential. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long term, bottom-up focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

On a sector basis, the Fund’s underperformance in relation to its benchmark stemmed largely from stock selection in information technology, consumer staples and financials. An overweight in consumer staples also detracted from performance. An overweight position in health care and an underweight position in materials also detracted from performance. Stock selection in the consumer discretionary and industrials sectors contributed positive to performance. An underweight in telecommunication services also contributed positively to performance.

With respect to the Fund’s country exposure, stock selection in Brazil, India and Mexico detracted from performance. Stock selection in China and overweight positions in Russia and France contributed positively to performance versus the benchmark.

During the reporting period, the top individual contributors to performance included Tencent Holdings Ltd. (information technology) (China), Housing Development Finance Corp. Ltd. (“HDFC”) (financials) (India) and Alibaba Group Holding Ltd. (information technology) (China). Tencent Holdings is one of China’s leading Internet companies. The stock’s performance has been driven in part by better than expected

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

results. The online gaming and social networking company delivered strong growth. The company continued to show improvements in monetization through online advertising, which has been an increasing focus. HDFC is the largest mortgage lender in India. The Indian housing market is deeply underpenetrated as is the use of mortgages. Expansion in both areas provides HDFC with strong structural growth opportunities. In January 2017, HDFC reported better than expected results for the third quarter of 2016 and shares reacted positively to this news. Alibaba, the Chinese e-commerce company, exceeded analyst expectations when it reported a strong rise in revenue in the third quarter of 2016. The company also raised its 2017 full year guidance for revenue growth. These results contributed to the company’s strong start in 2017.

The most significant detractors from performance for the reporting period included Genting Bhd. (consumer discretionary) (Malaysia), Infosys Ltd. (information technology) (India) and JD.com, Inc. (consumer discretionary) (China). Genting is a leisure and gaming company publicly listed in Malaysia. Over the first half of the reporting period, the company’s Singaporean business was hurt by a drop-off in VIP gaming. However, the company performed better towards the end of the year on the back of solid results and a special dividend payout. Additionally, implementation of the Genting Integrated Tourism Plan, which involves several initiatives to drive tourism in Malaysia, is being rolled out. The Genting Integrated Tourism Plan is expected to provide a significant uplift to Genting’s revenues and profits over the next few years. Infosys is a leading company in the information technology services sector, headquartered in India. The past year has seen a meaningful slowdown in the information technology services sector. JD.com is the second largest e-commerce operator in China. The stock has been weak during the reporting period, parallel with concerns about slowing growth and its ability to compete effectively against Alibaba, which was part of our original thesis. We have come to believe that JD.com will not be able to significantly disrupt Alibaba’s dominance. The formidable competitive advantages that Alibaba enjoys in its marketplace — logistics, payments, big data — will make it extremely challenging for JD.com to find an economic model of reasonable profitability. Accordingly, we sold the position.

Our approach to investing and the positioning of the portfolio remain unchanged. We have exposure to sectors and industries where we see dynamic change and real value being extracted including e-commerce, cloud computing, internet services, health care, travel and education.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF International Large-Cap Fund’s Class P returned 11.17%, compared to a 11.67% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	5 Years	10 Years
Fund’s Class P	11.17%	5.28%	2.70%
MSCI EAFE Index (Net)	11.67%	5.83%	1.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

A combination of stock selection and an underweight allocation to the basic materials sector detracted from performance relative to the MSCI EAFE Index (Net). However, there were no individual stocks within this sector that were among the Fund’s top relative detractors during the reporting period.

The Fund’s underweight allocation to the financial sector also weighed on relative returns led by the timing of ownership in shares of financial services firm HSBC (United Kingdom).

Other top relative detractors during the reporting period included overweight positions in advertising and marketing firm WPP Group (United Kingdom), tobacco company Japan Tobacco (Japan), retailer Hennes & Mauritz (Sweden), pharmaceutical company Bayer (Germany),

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

household products manufacturer Reckitt Benckiser (United Kingdom), international food company Groupe Danone (France), satellite television broadcaster SKY (United Kingdom), medical products and equipment manufacturer Terumo (Japan) and supply chain logistics company Li & Fung (Hong Kong).

A combination of strong stock selection and, to a lesser extent, an underweight allocation to the communications sector bolstered relative performance. Within this sector, the Fund’s avoidance of global telecommunications services company BT Group (United Kingdom) helped relative results.

Strong stock selection in the industrial sector also supported relative returns. However, there were no individual stocks within this sector that were among the Fund’s top relative contributors during the reporting period.

Elsewhere, the Fund’s overweight positions in optical glasses and eyeglasses maker HOYA (Japan), financial services firm ING Groep (Netherlands), luxury goods company LVMH (France) and specialty chemicals manufacturer Shin-Etsu Chemical (Japan) contributed to relative returns. Additionally, the Fund’s positions in semiconductor company Taiwan Semiconductor Manufacturing (Taiwan), financial services company Housing Development Finance (India) and online and mobile commerce company Alibaba Group (China), an underweight position in pharmaceutical company Novo Nordisk (Denmark), and not owning shares of generic drug manufacturer Teva Pharmaceuticals Industries (Israel) also helped relative performance.

During the reporting period, the Fund’s currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

PF International Small-Cap Fund (sub-advised by QS Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF International Small-Cap Fund’s Class P returned 13.85%, compared to a 11.26% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	Since Inception (01/14/15)
Fund’s Class P	13.85%	9.41%
S&P Developed Ex-U.S. SmallCap Index	11.26%	8.87%

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at QS Investors seek to manage a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. We primarily invest in securities of companies with small market capitalization that are located in developed, foreign countries. The Fund continues to invest in more than 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark.

For the reporting period, stock selection results were strong across all major regions and most sectors. The primary contributor at the region level was stock selection in continental Europe, led by the health care and consumer staples sectors. Results in Japan and the U.K. were also strong, led in the former by information technology and materials stocks and in the latter by financials ex banks. Stock selection in Developed Asia ex Japan was also strong.

At the security level, an overweight to a non-benchmark holding, Swiss pharmaceuticals and bio-technology company Actelion Ltd., was a primary contributor to performance returning over 86% for the reporting period. (Source: FactSet Research Systems Inc.) In January 2017, a

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

definitive agreement was announced for the acquisition of the firm by Johnson & Johnson. An overweight to Japan’s Towa Corporation and German manufacturing firm Covestro AG (a spinout of Bayer AG) were also leading contributors.

Among the regions, stock selection detracted from relative return only in the commodity-sensitive countries of Australia, New Zealand and Canada, despite strong results in the financials sector. Selection in materials stocks was a primary detractor.

At the stock level, the largest detractors were overweights to Canada’s Detour Gold Corporation and Yamana Gold, both suffering significant declines. British construction company Galliford Try PLC was also a detractor; the U.K. housebuilding sector was under pressure due to shaky investor sentiment as the process of leaving the E.U. began, and talks to merge with rival Bovis Homes have yet to come to fruition.

Region and sector allocation results were mixed and detracted overall, with the impact of underweights to Australia, New Zealand and Canada having the largest negative impact. An underweight to Japanese banks, which outperformed the benchmark, was also a major detractor. These impacts were somewhat offset by sector weightings within the U.K. and continental Europe which benefited performance.

PF International Value Fund (sub-advised by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF International Value Fund’s Class P returned 15.15%, compared to a 11.67% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	15.15%	4.36%	(1.66%	)
MSCI EAFE Index (Net)	11.67%	5.83%	1.05%

(1)	J.P. Morgan Investment Management, Inc. began managing the Fund on January 1, 2011, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at JPMorgan seek to manage the Fund’s strategy by capitalizing on what we believe are mis-valuations that arise within and across the world’s equity markets. We do this by investing primarily in equity securities of relatively large non-U.S. companies that we believe to be undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection. We also manage the Fund’s currency exposures to manage currency deviations relative to the Fund’s benchmark.

From a sector perspective, stock selection in banks and basic industries and an underweight allocation to the consumer non-durable sector had a positive impact on Fund performance, while stock selection in telecommunication services, health care and technology—software hurt relative returns. Regionally, stock selection in Continental Europe and Japan contributed to performance, while underweight allocations to the Pacific Rim, including Japan, detracted.

At the stock level, Mitsubishi UFJ Financial Group, the Japanese bank, aided results. Japanese banks in general surged in the wake of the U.S. presidential election. Fueled by expectations that a Trump presidency would result in faster growth, bond yields in the U.S. and Japan rose, which could bolster interest income for Japanese banks. In addition, investors speculated that President Trump might roll back some of the regulations currently affecting the financial industry. Mitsubishi UFJ would benefit from this development. As well as having some retail banking operations in California, the company is the largest shareholder of Morgan Stanley, the U.S. investment bank.

Suzuki, the Japanese carmaker, contributed positively to relative performance in the reporting period. Global production jumped from a year prior, and markets applauded the launch of the new Suzuki Swift, a key vehicle for Suzuki’s Indian market. As Suzuki comprises roughly half of the Indian automobile market, Narendra Modi’s continued push to expand India’s manufacturing base should be beneficial to Suzuki as the Indian consumer base is likely to grow rapidly over the next decade.

On the downside, Teva, the Israeli drug manufacturer, had a difficult period. The company lowered its profit forecast for 2017, admitting that the pace at which it introduces new generic drugs may be slower than initially expected. Additionally, a U.S. court invalidated four patents

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

involving Copaxone, Teva’s multiple sclerosis drug. The company’s struggles forced the departure of CEO Erez Vigodman in early February 2017. While industry-pricing pressures are likely to persist, we believe Teva, with its scale, diversified pipeline of generic drugs and cost-cutting ability, can weather such pressures better than its peers.

Mitsui Fudosan, a leading Japanese property developer and investment company, was a detractor. The real estate developer has been facing a slowdown in condo sales and meeting sales targets, which has also impacted condo prices, denting earnings further. However, Mitsui’s fundamentals remain solid, with a strong development business and a diversified leasing exposure to weather the storm.

Derivatives are used to manage currency deviations relative to the benchmark (e.g., our stock selection process could lead us to underweight the Japanese market, which in turn could effectively cause us to underweight the yen). In such a situation, we may, where practical, seek to reduce that yen underweight through the use of currency forwards. We do not, however, seek to add value via active currency management, but strive simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency does not materially add or detract value from the Fund relative to the benchmark. The currency exposure in the Fund is managed by our separate currency overlay team.

PF Real Estate Fund (sub-advised by Morgan Stanley Investment Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Real Estate Fund’s Class P returned -0.14%, compared to a 17.17% return for the broad-based S&P 500 Index and a 3.56% return for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(0.14%	)	8.25%	3.71%
S&P 500 Index	17.17%		13.30%	7.51%
FTSE NAREIT Equity REITs Index	3.56%		9.99%	4.85%

(1)

Morgan Stanley Investment Inc. manages the Fund and formerly did business in certain instances under the name Van Kampen, and managed the Fund under the Van Kampen name from the Fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed both the broad-based S&P 500 Index and the sector-specific FTSE NAREIT Equity REITs Index. We, the managers at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of high-quality malls, primary central business district (CBD) office assets, apartments, and urban, full-service hotels, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of data center, net lease, and health care assets.

During the reporting period, sector allocation was the primary detractor from relative performance. While the overweight to the primary CBD office and hotel sectors and underweight to the storage sector contributed to relative performance, this was more than offset by the overweight to the mall sector and underweight to the data center, diversified, industrial and health care sectors. Bottom-up stock selection also detracted from Fund performance relative to the sector-specific index. Stock selection in the hotel and mall sectors contributed to relative performance, but this was offset by stock selection in the apartment and primary CBD office sectors. The REIT sector featured a wide disparity in valuations, with a mix of property sectors trading at premiums and discounts to NAVs, but the overall sector ended the reporting period at a premium largely due to sectors with perceived defensive characteristics and/or providing higher dividends (e.g., health care, net lease) trading at significant premiums to NAVs and select specialty sectors expected to generate growth also trading at premiums. For sectors viewed as more economically sensitive, the public markets appear to be pricing in prospective asset value declines, despite transactional evidence continuing to demonstrate strength in asset values. This sentiment has resulted in several key property sectors (including primary CBD office assets and apartments) trading at discounts to NAVs. In addition, the Fund’s significant overweight to the owners of high-quality malls significantly detracted from performance, as the mall sector is currently out of favor due to significant negative sentiment driven by recent announcements of store closures and increased competition from e-commerce, which has resulted in the stocks trading at significant discounted share price valuations.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund significantly underperformed the broader equity markets for the reporting period, as measured by the broad-based S&P 500 Index, primarily due to concerns with rising interest rates and investor preference to invest in other sectors that were perceived as a better growth environment. As REITs have been beneficiaries of lower interest rates, share prices suffered amidst a partial reversal of the lower-for-longer investment theme, particularly in late 2016. In addition, there were concerns that property values may have peaked or are even poised to decline after significant appreciation, where the pace of appreciation has slowed materially from the last several years.

PF Currency Strategies Fund (co-sub-advised by Macro Currency Group and UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Currency Strategies Fund’s Class P returned 8.95%, compared to a 0.27% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	Since Inception (12/07/12)
Fund’s Class P	8.95%	3.13%
Citigroup 1-Month U.S. T-Bill Index	0.27%	0.09%

(1)

Effective October 30, 2015, UBS Global Asset Management (Americas) Inc. changed its name to UBS Asset Management (Americas) Inc. Macro Currency Group became co-sub-adviser to the Fund on May 1, 2014, and some investment policies changed at that time. UBS Global Asset Management (Americas) Inc. was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund is co-sub-advised by MCG and UBS. The following are separate discussions from each of the co-sub-advisers.

MCG

The Fund seeks to gain positive (or long) exposures to currencies that we believe are undervalued and have negative (or short) exposures to currencies that we believe to be overvalued.

We at MCG identify investment opportunities using both quantitative and qualitative approaches. A quantitative approach is used for our longer-term “systematic” strategy, which seeks to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). A qualitative approach is used for our shorter-term “discretionary” investment strategy, which seeks to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two-week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the Fund’s investment strategy.

For the reporting period, the MCG managed portion of the Fund’s performance contributed positively to overall Fund performance with both the systematic and discretionary components generating a positive return. Over the course of the reporting period, MCG held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards.

The three biggest contributors to performance for MCG’s portion of the Fund were positions in the Australian dollar, Swiss franc and the British Pound sterling. The Australian dollar, tactically traded throughout the reporting period, was the biggest contributor to performance as we continued to successfully navigate developments within the Australian economy and the Australian dollar’s sensitivity to changes in financial risk appetite.

The main detractors to performance were the Canadian dollar and the Norwegian krone. The Canadian dollar position (predominantly long during the reporting period) was held based on valuation considerations, while the short Norwegian krone position (held both long and short during the reporting period) was also driven by valuation considerations as well as our view on Norwegian Central Bank monetary policy.

The long Canadian dollar position’s underperformance was primarily driven by the currency’s sensitivity to Bank of Canada’s revision of domestic growth outlooks earlier in the reporting period following wildfires in Alberta. The Norwegian krone experienced particularly large moves in the third quarter of 2016 and its negative contribution to performance during the reporting period was primarily driven by its strengthening caused by higher domestic inflation as well as rising oil prices.

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

UBS

We at UBS maintain a portion of the Fund’s strategy by seeking to gain positive (or long) exposures to currencies that we believe are undervalued and have negative (or short) exposures to currencies that we believe to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on performance for the UBS-managed portion of the Fund.

Contributing to performance, the Fund held a short Swiss franc position against the U.S. dollar throughout much of the reporting period. The Fund also held a short Swiss franc position against the euro which detracted from performance. The Swiss National Bank’s removal of the 1.20 EUR/CHF (euro and Swiss franc currency pairs) floor in January 2015 resulted in an immediate appreciation of the Swiss franc and we believe it remains in overvalued territory. We believe this will weigh on the Swiss economy and as a result, will drive a correction in the currency.

Over the reporting period, the New Zealand dollar short positions against the U.S. dollar negatively impacted the Fund’s performance as the New Zealand economy was stronger than expected. The Fund continues to hold an underweight exposure to the New Zealand dollar against the U.S. dollar and Australian dollar as we believe it remains overvalued and there are vulnerabilities facing the New Zealand economy.

The Fund also held a long position in the Japanese yen against the U.S. dollar and euro given its attractive valuation and this position contributed to performance, in part benefiting from the Japanese yen’s risk-off characteristics.

In emerging markets, the Fund’s long Mexican peso position against the U.S. dollar contributed to performance. The Fund increased the size of the position following the sell-off on the result of the U.S. presidential election. The peso’s recent strong appreciation has driven the Fund’s performance and can be attributed to higher interest rates, expectations of continued positive trade ties with the U.S., and an announced currency intervention measure that would limit the depreciation of the peso. Additionally, the Fund’s long position in the Colombian peso against the U.S. dollar contributed positively to performance as the Colombian peso was supported by higher oil prices and a weaker U.S. dollar.

However, a long Mexican peso position against the Korean won detracted from performance as the Fund did not increase the scaling of this trade following its underperformance and the Korean won has been relatively stable against the U.S. dollar. The Mexican peso remains comparatively weak despite the recent appreciation.

We retain conviction in our short Swiss franc position against the euro as we believe the currency overshot following actions from the Swiss central bank, which we believe still appears significantly overvalued. We at UBS maintain a short position in the New Zealand dollar and long positions in select emerging market currencies versus the U.S. dollar as these are attractively valued.

PF Equity Long/Short Fund (sub-advised by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Equity Long/Short Fund’s Class P returned 13.10%, compared to a 14.77% return for the broad-based MSCI World Index (Net) and 7.38% for the Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017
	1 Year	Since Inception (04/27/15)
Fund’s Class P	13.10%	16.99%
MSCI World Index (Net)	14.77%	3.53%
Equity Long/Short Composite Benchmark	7.38%	2.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the broad-based MSCI World Index (Net) but outperformed the style-specific Equity Long/Short Composite Benchmark. We at AQR manage the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources: 1) the potential gains from its long/short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the tactical increase and decrease of its net exposure to equity markets. The strategy primarily

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

seeks to add alpha (excess return over the broad-based benchmark) via its long/short (market-neutral) stock portfolio. The strategy also seeks to manage the Fund’s beta (a measure of the Fund’s sensitivity to broad global market movements) relative to the broad-based benchmark to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements), based on our market views. The Fund invests in both total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to single name equities and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

Global developed equity markets performed well during the reporting period. Despite poor performance at the start of 2016, equity markets broadly rallied in the second half of the year. U.S. equity markets also performed well on better-than-expected economic data as well as expectations of increased fiscal stimulus and market-friendly policies following the U.S. election. U.K. equity markets were up on a weaker pound and a more dovish than expected Bank of England following the Brexit vote. Developed markets continued their strong performance through the first quarter of 2017, supported by better-than-expected global growth data and receding euro-area political risks.

All three components of the Fund’s strategy contributed to returns, with the Fund’s 0.5 beta exposure and stock selection contributing the most on an absolute basis. Within stock selection, returns were driven by positive performance from eight of our ten investment themes. The best performing themes during the reporting period were investor sentiment and valuation. The worst performing themes during the reporting period were momentum and industry valuation. By sector, industrials and information technology were the largest contributors to performance, while energy and financials were the largest detractors. By country, the U.S. and Japan were the top contributors, while Hong Kong and the Netherlands were the largest detractors. The Fund benefited from its static long-term beta exposure of 0.5 relative to the broad-based benchmark, given the index’s strong performance over the reporting period. The Fund’s tactical market exposure (the desired deviation from a beta of 0.5) also contributed to returns over the reporting period, due mainly to a slight overweight of the broad-based benchmark.

Our tactical market view turned negative at the end of the reporting period. As a result, our beta to the broad-based benchmark (driven by the Fund’s static long-term beta of 0.5 and tactical market exposure) was 0.45.

The Fund ended the reporting period with a highly diversified stock portfolio of more than 1200 individual long and short security positions, 665 long positions and 577 short positions. Securities remained globally diversified, with just under a third of the Fund invested outside of the U.S. The stock selection strategy takes small industry views. As of the end of the reporting period, the Fund’s largest sector overweights were in financials and industrials, while the largest underweights were energy and consumer staples.

PF Global Absolute Return Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended March 31, 2017?

A. For the year ended March 31, 2017, the PF Global Absolute Return Fund’s Class P returned 4.80%, compared to a 0.36% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2017. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2017 (1)
	1 Year	Since Inception (12/07/12)
Fund’s Class P	4.80%	2.61%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.36%	0.14%

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from the Fund’s inception to July 31, 2013.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P shares outperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance portfolio management team’s view of the investment merits of a country. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio

See benchmark definitions on A-26 – A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

management team. The Fund typically employs significant use of derivative instruments both to gain exposure as well as to hedge against certain investment risks (like fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund may invest in a wide variety of derivative instruments, including, but not limited to: forward foreign currency contracts, futures contracts on securities, indices, currencies, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps.

Eastern Europe was the top contributor over the reporting period. Sovereign credit positioning led performance while currency and rates exposures contributed as well. Top performers in the region included long sovereign credit positions in Cyprus, Macedonia, Albania and Turkey. Other notable drivers were long positions in the Russian ruble and the Serbian dinar versus the euro.

Asia and Latin America also meaningfully added to performance. In Asia, positive performance was primarily due to currency and sovereign credit exposures. Rates and equity positioning also aided performance. A short currency position in China and long credit positions in Mongolia and Sri Lanka were top contributors. Short rates and long equities in Japan also contributed.

Latin America contributed to Fund performance with sovereign credit positioning driving positive results. Top contributors included long exposure in Ecuador, Venezuela and Honduras.

Western Europe was the top regional detractor. Currency and corporate credit positioning hurt performance the most. A long position in Sweden’s krona versus the euro, a short position in the euro and short exposure in the British pound were the top currency detractors. Short exposure to broad European corporate credit was another top detractor in the region.

The Middle East and Africa region also detracted from performance. Currency positioning hurt the most and rates exposures dampened results, while sovereign credit helped. Short currency exposure in South Africa and Oman were primary detractors. Short rates in Saudi Arabia and Israel hurt as well. Aiding performance were long credit positions in Iraq, Zambia and Tanzania.

The Dollar bloc was a regional detractor to Fund performance for the reporting period. Currency positioning hurt results as short exposure in the Canadian dollar and Australian dollar were top detractors.

Regarding exposure, the Fund was net long foreign currency at the end of the reporting period. The Fund’s U.S. interest rate duration was close to one-and-a-half years, while non-U.S. interest rate duration was near one-half year. The Fund ended the reporting period with a negative credit spread duration, which is a measure of the Fund’s sensitivity to changes in credit spreads.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI- EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Questions (NASDAQ). Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2017, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2017, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.9%

Financial - 1.6%

International Lease Finance Corp 7.125% due 09/01/18 ~	$100,000	$106,905
The Goldman Sachs Group Inc 2.331% due 09/15/20 §	100,000	101,497

		208,402

Technology - 0.3%

Hewlett Packard Enterprise Co 2.450% due 10/05/17	35,000	35,107

Total Corporate Bonds & Notes (Cost $234,537)		243,509

MORTGAGE-BACKED SECURITIES - 9.7%

Collateralized Mortgage Obligation - Commercial - 0.4%

Morgan Stanley Capital I Trust 6.126% due 06/11/49 §	53,005	53,340

Collateralized Mortgage Obligations - Residential - 5.5%

Banc of America Mortgage Trust 3.129% due 07/25/35 §	64,370	59,710
Countrywide Home Loan Mortgage Pass-Through Trust 3.431% due 01/19/34 §	33,482	33,051
Fannie Mae
1.332% due 07/25/37 §	58,760	59,012
1.362% due 07/25/37 §	64,816	65,186
1.422% due 05/25/36 §	34,326	34,160
1.427% due 02/25/37 §	13,496	13,477
1.662% due 02/25/41 §	137,514	139,483
First Horizon Mortgage Pass-Through Trust 3.223% due 06/25/35 §	29,280	28,998
GSR Mortgage Loan Trust 3.087% due 09/25/35 §	23,542	24,376
JP Morgan Mortgage Trust 3.245% due 06/25/35 §	59,868	59,463
Merrill Lynch Mortgage Investors Trust 3.010% due 12/25/34 §	77,782	77,983
Residential Accredit Loans Inc Trust 1.162% due 06/25/46 §	105,295	45,799
Structured Adjustable Rate Mortgage Loan Trust 1.232% due 02/25/35 §	23,066	19,903
Structured Asset Mortgage Investments II Trust 1.192% due 05/25/36 §	85,549	65,748

		726,349

Fannie Mae - 3.8%

3.000% due 05/01/47	500,000	494,961

Total Mortgage-Backed Securities (Cost $1,274,619)		1,274,650

ASSET-BACKED SECURITIES - 0.0%

Freddie Mac Structured Pass-Through Securities 1.262% due 09/25/31 §	1,228	1,213

Total Asset-Backed Securities (Cost $1,228)		1,213

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 108.0%

U.S. Treasury Inflation Protected Securities - 103.2%

0.125% due 04/15/18 ^	$10,505	$10,597
0.125% due 04/15/19 ^	1,430,177	1,451,542
0.125% due 04/15/20 ^	518,485	526,385
0.125% due 04/15/21 ^	81,969	82,865
0.125% due 07/15/22 ^	242,878	244,919
0.125% due 01/15/23 ^	1,578,090	1,578,425
0.125% due 07/15/24 ^	347,721	344,783
0.125% due 07/15/26 ^	40,524	39,568
0.250% due 01/15/25 ^	671,552	666,317
0.375% due 07/15/23 ^	709,573	721,450
0.375% due 07/15/25 ^	563,211	564,978
0.375% due 01/15/27 ^	100,530	100,176
0.625% due 07/15/21 ^	387,882	402,553
0.625% due 01/15/24 ^	187,335	191,925
0.625% due 01/15/26 ^	327,040	333,247
0.750% due 02/15/42 ^	107,470	103,546
0.750% due 02/15/45 ^	103,124	98,366
0.875% due 02/15/47 ^	100,599	99,195
1.000% due 02/15/46 ^	416,101	422,993
1.250% due 07/15/20 ^	746,045	789,742
1.375% due 02/15/44 ^	604,337	667,567
1.750% due 01/15/28 ^	452,072	511,821
2.000% due 01/15/26 ^	12,235	13,896
2.125% due 02/15/40 ^	11,235	14,199
2.125% due 02/15/41 ^	110,890	140,846
2.375% due 01/15/25 ^	231,892	267,644
2.375% due 01/15/27 ^	216,751	256,477
2.500% due 01/15/29 ^	1,606,105	1,966,279
3.625% due 04/15/28 ^	270,256	359,676
3.875% due 04/15/29 ^	413,610	572,802

		13,544,779

U.S. Treasury Notes - 4.8%

1.750% due 11/30/21	440,000	437,147
1.875% due 02/28/22	200,000	199,574

		636,721

Total U.S. Treasury Obligations (Cost $14,247,221)		14,181,500

FOREIGN GOVERNMENT BONDS & NOTES - 4.7%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 100,000	114,415
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 693,000	38,506
Mexico Cetes (Mexico) 6.900% due 01/04/18	9,800,000	49,698
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 200,000	146,895
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/44 ^ ~	GBP 43,808	88,763
0.125% due 03/22/46 ^ ~	53,555	111,888
0.125% due 11/22/65 ^ ~	20,389	61,324

Total Foreign Government Bonds & Notes (Cost $625,577)		611,489

PURCHASED OPTIONS - 0.2%
(See Note (e) in Notes to Schedule of Investments) (Cost $28,493)		30,726

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.3%

Foreign Government Issue - 0.7%

Argentina Treasury Bill (Argentina) 4.701% due 12/15/17	$100,000	$96,793

	Shares
Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio	211,622	211,622

Total Short-Term Investments (Cost $309,427)		308,415

TOTAL INVESTMENTS - 126.8% (Cost $16,721,102)		16,651,502

OTHER ASSETS & LIABILITIES, NET - (26.8%)		(3,521,406)

NET ASSETS - 100.0%		$13,130,096

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	108.0%
Mortgage-Backed Securities	9.7%
Foreign Government Bonds & Notes	4.7%
Others (each less than 3.0%)	4.4%

	126.8%
Other Assets & Liabilities, Net	(26.8%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2017 was $9,054,540 at a weighted average interest rate of 0.417%.

(c)	Open futures contracts outstanding as of March 31, 2017 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bund (06/17)	1	$927
U.S. Treasury 5-Year Notes (06/17)	7	1,656

		2,583

Short Futures Outstanding
Euro-OAT (06/17)	1	298
U.S. Treasury 2-Year Notes (06/17)	8	(1,347)
U.S. Treasury 10-Year Notes (06/17)	4	(1,301)
U.S. Treasury 30-Year Bonds (06/17)	3	(2,137)

		(4,487)

Total Futures Contracts		($1,904)

(d)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	165,304	USD	52,173	04/17	DUB	$582
BRL	59,727	USD	19,000	04/17	JPM	61
BRL	105,577	USD	33,702	04/17	SCB	(8)
BRL	165,304	USD	51,779	05/17	DUB	627
CNH	850,657	USD	121,993	05/17	DUB	1,311
EUR	138,000	USD	148,143	04/17	SCB	(898)
EUR	30,000	USD	32,073	05/17	RBC	(22)
GBP	331,000	USD	410,084	04/17	GSC	4,664
INR	2,480,234	USD	35,956	04/17	GSC	2,133
MXN	1,242,000	USD	62,769	04/17	JPM	3,396
NZD	216,000	USD	150,967	04/17	JPM	434
RUB	1,846,980	USD	30,759	05/17	BRC	1,638
USD	32,901	AUD	43,000	04/17	SCB	52
USD	52,105	BRL	165,304	04/17	DUB	(649)
USD	18,851	BRL	59,727	04/17	JPM	(210)
USD	33,322	BRL	105,577	04/17	SCB	(372)
USD	124,219	CNH	859,971	05/17	SCB	(435)
USD	145,481	EUR	138,000	04/17	SCB	(1,765)
USD	148,330	EUR	138,000	05/17	SCB	899
USD	411,329	GBP	331,000	04/17	GSC	(3,420)
USD	320,804	GBP	258,000	05/17	GSC	(2,685)
USD	5,000	INR	327,800	04/17	JPM	(34)
USD	67,516	MXN	1,405,215	04/17	GSC	(7,343)
USD	47,857	MXN	980,000	01/18	GSC	(2,361)
USD	155,128	NZD	216,000	04/17	JPM	3,727
USD	150,861	NZD	216,000	05/17	JPM	(433)

Total Forward Foreign Currency Contracts						($1,111)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2017

(e)	Purchased options outstanding as of March 31, 2017 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.150%	06/15/18	DUB	$100,000	$10,035	$2,203

Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.150%	06/15/18	DUB	100,000	10,035	13,790
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.720%	07/16/18	MSC	200,000	2,280	5,057
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.765%	07/16/18	MSC	400,000	4,640	9,470

							16,955	28,317

							$26,990	$30,520

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - Eurodollar (04/17)	$98.50	04/13/17	CME	11	$154	$69
Put - Eurodollar (04/17)	98.63	04/13/17	CME	22	925	137
Put - United Kingdom 90-Day LIBOR (06/17)	GBP 98.50	06/21/17	ICE	7	424	—

					$1,503	$206

Total Purchased Options					$28,493	$30,726

(f)	Transactions in written options for the year ended March 31, 2017 were as follows:

	Number of Contracts	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in $	Premium
Outstanding, March 31, 2016	70	—	540,000	—	11,860,000	$170,933
Call Options Written	102	—	286,000	160,000	4,000,000	33,406
Put Options Written	166	60,000	350,000	100,000	2,340,000	56,501
Call Options Closed	(109)	—	—	—	(1,200,000)	(23,469)
Put Options Closed	(115)	(60,000)	(300,000)	—	(6,190,000)	(137,892)
Call Options Expired	(6)	—	(486,000)	(160,000)	(3,230,000)	(15,260)
Put Options Expired	(93)	—	(390,000)	(100,000)	(1,780,000)	(24,258)

Outstanding, March 31, 2017	15	—	—	—	5,800,000	$59,961

(g)	Premiums received and value of written options outstanding as of March 31, 2017 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/24/20	JPM	$700,000	$7,910	($1,732)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	2,000,000	17,720	(97)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(18)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/22/24	JPM	1,900,000	13,823	(1,450)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	05/16/24	JPM	200,000	1,390	(163)

						$44,713	($3,460)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.800%	11/07/17	RBS	$100,000	$870	($83)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.455%	05/18/17	GSC	500,000	7,225	(3,616)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.600%	11/07/17	RBS	100,000	870	(1,551)

							8,095	(5,167)

							$8,965	($5,250)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2017

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - U.S. 10-Year Treasury Note (06/17)	$124.50	05/26/17	CME	3	$2,418	($2,766)
Call - U.S. 10-Year Treasury Note (06/17)	125.00	05/26/17	CME	1	545	(703)

					2,963	(3,469)

Put - U.S. 10-Year Treasury Note (06/17)	122.50	05/26/17	CME	3	2,293	(656)
Put - U.S. 10-Year Treasury Note (06/17)	123.00	05/26/17	CME	1	908	(313)
Put - United Kingdom 90-Day LIBOR (06/17)	GBP 98.00	06/21/17	ICE	7	119	—

					3,320	(969)

					$6,283	($4,438)

Total Written Options					$59,961	($13,148)

(h)	Swap agreements outstanding as of March 31, 2017 were as follows:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	1.000%	06/20/21	DUB	1.009%	$100,000	($2)	($2,427)	$2,425

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 7	0.500%	01/17/47	DUB	$60,000	($363)	($1,864)	$1,501
CMBX NA AAA 7	0.500%	01/17/47	MSC	40,000	(242)	(1,242)	1,000

					(605)	(3,106)	2,501

			Exchange
CDX HY 28 5Y	5.000%	06/20/22	ICE	10,000	—	(737)	737

					($605)	($3,843)	$3,238

					($607)	($6,270)	$5,663

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2017

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco	LCH	0.580%	10/15/17	EUR 100,000	$135	($349)	$484
3-Month USD-LIBOR	CME	1.250%	06/15/18	$200,000	(440)	934	(1,374)
3-Month USD-LIBOR	CME	1.250%	06/21/19	600,000	(5,593)	(5,429)	(164)
U.S. CPI Urban Consumers NSA	LCH	2.027%	11/23/20	100,000	441	—	441
U.S. CPI Urban Consumers NSA	LCH	2.021%	11/25/20	100,000	459	—	459
Eurostat Eurozone HICP Ex Tobacco	LCH	0.806%	04/15/21	EUR 200,000	4,334	1,172	3,162
Eurostat Eurozone HICP Ex Tobacco	LCH	1.165%	12/15/21	50,000	25	42	(17)
3-Month USD-LIBOR	CME	2.655%	10/19/23	$300,000	3,168	—	3,168
3-Month USD-LIBOR	CME	2.678%	10/25/23	300,000	3,442	—	3,442
3-Month USD-LIBOR	CME	2.500%	12/19/23	120,000	248	(305)	553
28-Day MXN-TIIE	CME	8.035%	12/17/26	MXN 500,000	1,239	(51)	1,290

					$7,458	($3,986)	$11,444

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	MSC	2.058%	05/12/25	$700,000	($5,162)	$—	($5,162)
U.S. CPI Urban Consumers NSA	MSC	1.788%	07/18/26	100,000	(4,808)	—	(4,808)
U.S. CPI Urban Consumers NSA	MSC	1.805%	09/20/26	10,000	(462)	—	(462)

					(10,432)	—	(10,432)

	Exchange
3-Month USD-LIBOR	CME	1.200%	02/15/18	1,000,000	1,315	—	1,315
3-Month USD-LIBOR	CME	1.250%	02/23/18	800,000	761	—	761
3-Month USD-LIBOR	CME	1.250%	06/21/22	500,000	21,001	22,839	(1,838)
3-Month USD-LIBOR	CME	2.400%	03/16/26	130,000	1,815	—	1,815
3-Month USD-LIBOR	CME	2.300%	04/21/26	300,000	5,607	—	5,607
3-Month USD-LIBOR	CME	1.850%	07/27/26	50,000	1,958	—	1,958
3-Month USD-LIBOR	CME	2.000%	07/27/26	300,000	9,785	—	9,785
Eurostat Eurozone HICP Ex Tobacco	LCH	1.100%	08/15/26	EUR 250,000	(6,905)	(1,861)	(5,044)
U.S. CPI Urban Consumers NSA	LCH	1.800%	09/12/26	$100,000	(4,056)	(1,009)	(3,047)
U.S. CPI Urban Consumers NSA	LCH	1.780%	09/15/26	100,000	(4,279)	(4,854)	575
3-Month USD-LIBOR	LCH	1.750%	12/21/26	340,000	18,878	(2,170)	21,048
6-Month GBP-LIBOR	LCH	1.500%	09/20/27	GBP 520,000	(15,209)	(8,209)	(7,000)
GBP Retail Price	LCH	3.190%	04/15/30	300,000	(10,491)	(16,949)	6,458
GBP Retail Price	LCH	3.400%	06/15/30	200,000	1,506	2,391	(885)
GBP Retail Price	LCH	3.530%	10/15/31	40,000	103	356	(253)
6-Month GBP-LIBOR	CME	2.000%	09/16/45	20,000	(3,510)	(3,189)	(321)
3-Month USD-LIBOR	CME	2.250%	12/21/46	$190,000	18,514	1,900	16,614
6-Month GBP-LIBOR	LCH	1.750%	03/21/48	GBP 130,000	(12,453)	(7,031)	(5,422)
3-Month USD-LIBOR	CME	2.948%	10/19/48	$100,000	(3,567)	—	(3,567)
3-Month USD-LIBOR	CME	2.969%	10/25/48	50,000	(1,999)	—	(1,999)
3-Month USD-LIBOR	CME	2.750%	12/19/48	30,000	213	508	(295)

					18,987	(17,278)	36,265

					$8,555	($17,278)	$25,833

					$16,013	($21,264)	$37,277

Total Swap Agreements					$15,406	($27,534)	$42,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2017

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$243,509	$—	$243,509	$—
	Mortgage-Backed Securities	1,274,650	—	1,274,650	—
	Asset-Backed Securities	1,213	—	1,213	—
	U.S. Treasury Obligations	14,181,500	—	14,181,500	—
	Foreign Government Bonds & Notes	611,489	—	611,489	—
	Short-Term Investments	308,415	211,622	96,793	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	19,524	—	19,524	—
	Interest Rate Contracts
	Futures	2,881	2,881	—	—
	Purchased Options	30,726	—	30,726	—
	Swaps	94,947	—	94,947	—

	Total Interest Rate Contracts	128,554	2,881	125,673	—

	Total Assets - Derivatives	148,078	2,881	145,197	—

	Total Assets	16,768,854	214,503	16,554,351	—

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(607)	—	(607)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(20,635)	—	(20,635)	—
	Interest Rate Contracts
	Futures	(4,785)	(4,785)	—	—
	Written Options	(13,148)	—	(13,148)	—
	Swaps	(78,934)	—	(78,934)	—

	Total Interest Rate Contracts	(96,867)	(4,785)	(92,082)	—

	Total Liabilities - Derivatives	(118,109)	(4,785)	(113,324)	—

	Total Liabilities	(118,109)	(4,785)	(113,324)	—

	Total	$16,650,745	$209,718	$16,441,027	$—

Certain liabilities of the Fund are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2017 such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($3,601,836)	$—	($3,601,836)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 34.6%

Basic Materials - 1.1%

ArcelorMittal (Luxembourg) 7.750% due 10/15/39	$180,000	$205,200
Barrick Gold Corp (Canada)
4.100% due 05/01/23	394,000	422,969
5.250% due 04/01/42	30,000	32,643
6.950% due 04/01/19	104,000	114,152
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	170,000	192,949
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	24,000	24,428
5.000% due 09/30/43	230,000	258,747
6.750% due 10/19/75 § ~	770,000	872,795
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	260,000	267,448
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	370,000	370,932
FMG Resources Property Ltd (Australia) 9.750% due 03/01/22 ~	130,000	149,662
Freeport-McMoRan Inc
3.550% due 03/01/22	190,000	177,175
6.875% due 02/15/23 ~	310,000	321,625
Glencore Finance Canada Ltd (Switzerland) 2.700% due 10/25/17 ~	700,000	702,904
Glencore Funding LLC (Switzerland)
4.000% due 03/27/27 ~	580,000	573,314
4.125% due 05/30/23 ~	50,000	51,000
GTL Trade Finance Inc (Brazil) 7.250% due 10/20/17 ~	600,000	615,600
OCP SA (Malaysia) 4.500% due 10/22/25 ~	200,000	197,775
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	100,000	106,027
Rio Tinto Finance USA Ltd (United Kingdom) 3.750% due 09/20/21	180,000	188,905
Southern Copper Corp (Peru) 6.750% due 04/16/40	840,000	951,764
Teck Resources Ltd (Canada) 8.000% due 06/01/21 ~	300,000	326,625
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	820,000	885,682
Westlake Chemical Corp
4.625% due 02/15/21 ~	110,000	114,256
4.875% due 05/15/23 ~	70,000	72,888

		8,197,465

Communications - 2.7%

21st Century Fox America Inc 6.200% due 12/15/34	100,000	118,212
Altice Financing SA (Luxembourg)
5.250% due 02/15/23 ~	EUR 300,000	342,108
6.625% due 02/15/23 ~	$200,000	208,500
Altice Luxembourg SA (Luxembourg) 6.250% due 02/15/25 ~	EUR 800,000	911,050
Amazon.com Inc 4.950% due 12/05/44	$280,000	317,753
America Movil Sab de CV (Mexico) 5.000% due 03/30/20	400,000	429,298
AT&T Inc
1.808% due 01/15/20 §	500,000	503,507
3.000% due 02/15/22	80,000	79,896
3.400% due 05/15/25	280,000	271,408
4.250% due 03/01/27	180,000	182,979
4.350% due 06/15/45	840,000	740,996
5.450% due 03/01/47	200,000	204,385
5.500% due 02/01/18	350,000	360,951
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	830,000	830,741

	Principal Amount	Value
British Telecommunications PLC (United Kingdom) 9.125% due 12/15/30	$60,000	$90,223
CCO Holdings LLC 5.125% due 05/01/27 ~	140,000	141,313
Charter Communications Operating LLC
3.579% due 07/23/20	2,000,000	2,059,806
4.464% due 07/23/22	600,000	632,584
6.384% due 10/23/35	50,000	57,010
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	290,000	386,909
Comcast Corp
3.375% due 08/15/25	150,000	151,493
5.150% due 03/01/20	550,000	599,293
5.650% due 06/15/35	20,000	23,652
6.400% due 03/01/40	190,000	244,147
DISH DBS Corp
5.875% due 11/15/24	400,000	421,500
6.750% due 06/01/21	210,000	227,194
NBCUniversal Media LLC 4.375% due 04/01/21	300,000	322,346
Netflix Inc 5.875% due 02/15/25	40,000	43,100
SFR Group SA (France) 6.250% due 05/15/24 ~	450,000	454,500
Sprint Capital Corp 8.750% due 03/15/32	350,000	421,750
Sprint Communications Inc 9.000% due 11/15/18 ~	280,000	305,550
Sprint Corp
7.625% due 02/15/25	240,000	262,800
7.875% due 09/15/23	20,000	22,200
Telefonica Emisiones SAU (Spain) 5.134% due 04/27/20	280,000	301,779
Time Warner Cable LLC
4.125% due 02/15/21	1,120,000	1,166,050
5.875% due 11/15/40	410,000	436,541
6.550% due 05/01/37	100,000	114,981
7.300% due 07/01/38	190,000	236,087
8.250% due 04/01/19	60,000	66,918
Time Warner Entertainment Co LP 8.375% due 07/15/33	100,000	133,738
Time Warner Inc 4.750% due 03/29/21	100,000	107,436
Univision Communications Inc 5.125% due 02/15/25 ~	210,000	207,375
Verizon Communications Inc
3.850% due 11/01/42	60,000	50,413
4.125% due 03/16/27	1,660,000	1,691,917
4.150% due 03/15/24	680,000	706,458
5.150% due 09/15/23	850,000	934,177
5.250% due 03/16/37	60,000	62,166
5.500% due 03/16/47	40,000	42,092
Viacom Inc
3.875% due 04/01/24	130,000	130,477
4.250% due 09/01/23	40,000	41,087
Virgin Media Finance PLC (United Kingdom) 6.375% due 04/15/23 ~	430,000	450,425
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	280,000	284,900
West Corp
4.750% due 07/15/21 ~	50,000	51,000
5.375% due 07/15/22 ~	310,000	305,737

		19,890,908

Consumer, Cyclical - 2.1%

American Airlines Pass-Through Trust ‘B’ 5.600% due 01/15/22 ~	238,387	246,731
American Axle & Manufacturing Inc 6.625% due 10/15/22	290,000	300,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Cintas Corp
2.900% due 04/01/22	$210,000	$212,667
3.700% due 04/01/27	210,000	214,996
CVS Health Corp
2.750% due 12/01/22	890,000	881,534
3.875% due 07/20/25	277,000	285,871
5.125% due 07/20/45	370,000	409,117
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	500,000	501,253
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	291,631	337,198
Dollar Tree Inc 5.750% due 03/01/23	170,000	181,900
Fiat Chrysler Automobiles NV (United Kingdom) 4.500% due 04/15/20	200,000	204,750
Ford Motor Co 4.750% due 01/15/43	210,000	197,950
Ford Motor Credit Co LLC
2.375% due 01/16/18	400,000	401,811
3.200% due 01/15/21	900,000	910,363
3.664% due 09/08/24	290,000	285,638
5.875% due 08/02/21	400,000	445,234
8.125% due 01/15/20	600,000	689,890
General Motors Co 6.250% due 10/02/43	100,000	110,546
General Motors Financial Co Inc
3.150% due 01/15/20	400,000	407,070
3.200% due 07/13/20	600,000	610,718
3.500% due 07/10/19	700,000	719,490
4.250% due 05/15/23	30,000	31,028
4.350% due 01/17/27	130,000	131,319
4.375% due 09/25/21	380,000	399,961
GLP Capital LP 5.375% due 04/15/26	30,000	31,050
Hilton Worldwide Finance LLC 4.875% due 04/01/27 ~	250,000	253,125
Lifestorage LP 3.500% due 07/01/26	800,000	766,866
McDonald’s Corp
3.500% due 03/01/27	100,000	100,409
3.700% due 01/30/26	310,000	317,616
NCL Corp Ltd
4.625% due 11/15/20 ~	140,000	143,675
4.750% due 12/15/21 ~	120,000	122,100
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	420,000	436,800
Newell Brands Inc
3.150% due 04/01/21	130,000	133,109
3.850% due 04/01/23	270,000	279,827
4.200% due 04/01/26	190,000	197,938
Scientific Games International Inc 7.000% due 01/01/22 ~	320,000	342,800
Taylor Morrison Communities Inc
5.250% due 04/15/21 ~	300,000	310,500
5.625% due 03/01/24 ~	440,000	457,600
The Goodyear Tire & Rubber Co 5.000% due 05/31/26	350,000	359,625
The TJX Cos Inc 2.250% due 09/15/26	50,000	45,969
Wal-Mart Stores Inc
5.250% due 09/01/35	100,000	118,134
6.200% due 04/15/38	30,000	39,181
Walgreens Boots Alliance Inc 3.450% due 06/01/26	370,000	361,386
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	600,000	596,527
Wynn Las Vegas LLC 5.500% due 03/01/25 ~	400,000	407,500
ZF North America Capital Inc (Germany) 4.750% due 04/29/25 ~	430,000	446,663

		15,385,585

	Principal Amount	Value
Consumer, Non-Cyclical - 3.0%

Abbott Laboratories
3.750% due 11/30/26	$350,000	$350,225
4.750% due 11/30/36	160,000	165,436
4.900% due 11/30/46	290,000	301,861
AbbVie Inc
2.850% due 05/14/23	700,000	687,582
3.600% due 05/14/25	430,000	430,792
Actavis Funding SCS
3.450% due 03/15/22	180,000	183,617
3.800% due 03/15/25	420,000	423,704
4.550% due 03/15/35	10,000	10,055
4.750% due 03/15/45	70,000	70,735
Aetna Inc 2.800% due 06/15/23	100,000	99,304
Altria Group Inc
2.850% due 08/09/22	460,000	461,445
5.375% due 01/31/44	210,000	240,350
9.250% due 08/06/19	320,000	371,899
Amgen Inc
3.625% due 05/22/24	80,000	82,103
4.663% due 06/15/51	11,000	11,022
5.375% due 05/15/43	30,000	32,986
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	370,000	373,079
3.300% due 02/01/23	470,000	478,910
3.650% due 02/01/26	1,200,000	1,215,541
4.900% due 02/01/46	1,240,000	1,344,161
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	640,000	633,229
5.375% due 01/15/20	220,000	239,158
Anthem Inc
3.125% due 05/15/22	150,000	150,928
3.700% due 08/15/21	80,000	82,946
Baxalta Inc 2.875% due 06/23/20	500,000	507,342
Becton Dickinson & Co
3.734% due 12/15/24	130,000	134,024
4.685% due 12/15/44	90,000	94,286
Celgene Corp
3.550% due 08/15/22	90,000	92,654
3.875% due 08/15/25	320,000	327,610
5.000% due 08/15/45	200,000	210,084
5.250% due 08/15/43	60,000	63,268
Centene Corp
4.750% due 05/15/22	140,000	144,550
4.750% due 01/15/25	140,000	141,138
6.125% due 02/15/24	50,000	53,813
Constellation Brands Inc
4.250% due 05/01/23	90,000	94,972
4.750% due 11/15/24	240,000	258,901
6.000% due 05/01/22	80,000	91,026
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	200,000	204,060
Danone SA (France)
2.589% due 11/02/23 ~	940,000	910,840
2.947% due 11/02/26 ~	520,000	498,067
DaVita Inc 5.000% due 05/01/25	440,000	439,727
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	620,000	631,595
DJO Finance LLC 8.125% due 06/15/21 ~	250,000	216,875
Ecolab Inc 4.350% due 12/08/21	130,000	140,509
Gilead Sciences Inc
3.650% due 03/01/26	90,000	90,798
3.700% due 04/01/24	200,000	205,611
4.150% due 03/01/47	300,000	279,456
4.750% due 03/01/46	40,000	40,884

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	$180,000	$181,677
HCA Inc
5.250% due 06/15/26	20,000	21,002
5.375% due 02/01/25	30,000	31,275
5.875% due 05/01/23	170,000	184,025
6.500% due 02/15/20	210,000	230,345
7.500% due 02/15/22	80,000	91,700
Humana Inc
3.150% due 12/01/22	110,000	110,606
3.950% due 03/15/27	150,000	153,643
4.625% due 12/01/42	110,000	111,899
4.800% due 03/15/47	20,000	20,985
4.950% due 10/01/44	80,000	84,625
Johnson & Johnson 3.625% due 03/03/37	230,000	228,954
Kraft Heinz Foods Co
3.500% due 06/06/22	400,000	409,606
3.950% due 07/15/25	130,000	132,057
4.875% due 02/15/25 ~	172,000	183,981
5.000% due 07/15/35	150,000	156,659
5.000% due 06/04/42	50,000	50,772
5.200% due 07/15/45	80,000	83,223
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	190,000	194,275
Medtronic Global Holdings SCA 3.350% due 04/01/27	240,000	241,985
Medtronic Inc 3.500% due 03/15/25	770,000	788,231
Merck & Co Inc 2.750% due 02/10/25	210,000	207,508
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	310,000	334,064
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	310,000	330,320
5.500% due 01/15/42 ~	150,000	173,360
Philip Morris International Inc
2.500% due 08/22/22	500,000	494,323
4.500% due 03/20/42	80,000	81,624
Reynolds American Inc
3.250% due 06/12/20	81,000	83,163
5.850% due 08/15/45	470,000	554,409
6.150% due 09/15/43	30,000	36,277
8.125% due 06/23/19	120,000	135,347
Spectrum Brands Inc 5.750% due 07/15/25	310,000	329,375
Tenet Healthcare Corp 8.125% due 04/01/22	120,000	125,700
Tyson Foods Inc 5.150% due 08/15/44	70,000	73,623
United Rentals North America Inc
5.500% due 07/15/25	120,000	124,050
5.875% due 09/15/26	90,000	94,163
UnitedHealth Group Inc
3.750% due 07/15/25	80,000	83,626
3.875% due 10/15/20	230,000	242,692
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	30,000	26,963
5.875% due 05/15/23 ~	50,000	39,063
6.125% due 04/15/25 ~	110,000	85,113
6.500% due 03/15/22 ~	100,000	103,125
7.000% due 03/15/24 ~	130,000	133,737
7.500% due 07/15/21 ~	280,000	246,400
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	170,000	175,904

		22,318,612

Energy - 4.2%

Anadarko Petroleum Corp
4.500% due 07/15/44	200,000	189,327
4.850% due 03/15/21	80,000	85,648

	Principal Amount	Value
5.550% due 03/15/26	$100,000	$111,161
6.450% due 09/15/36	630,000	744,992
6.600% due 03/15/46	160,000	193,761
8.700% due 03/15/19	420,000	471,311
Apache Corp
3.250% due 04/15/22	30,000	30,184
4.250% due 01/15/44	400,000	376,551
4.750% due 04/15/43	80,000	80,386
5.100% due 09/01/40	190,000	196,122
Baker Hughes Inc
3.200% due 08/15/21	110,000	112,781
5.125% due 09/15/40	30,000	33,054
BP Capital Markets PLC (United Kingdom)
1.386% due 08/14/18 §	1,200,000	1,203,178
3.119% due 05/04/26	260,000	254,709
3.216% due 11/28/23	490,000	492,869
3.245% due 05/06/22	30,000	30,755
3.506% due 03/17/25	350,000	352,496
Chesapeake Energy Corp
5.750% due 03/15/23	50,000	45,750
6.125% due 02/15/21	230,000	224,250
Chevron Corp 2.954% due 05/16/26	570,000	563,789
CNOOC Finance USA LLC (China) 3.500% due 05/05/25	1,160,000	1,150,034
ConocoPhillips 6.500% due 02/01/39	80,000	102,194
Devon Energy Corp
3.250% due 05/15/22	310,000	307,419
5.850% due 12/15/25	1,845,000	2,119,634
7.950% due 04/15/32	270,000	351,015
Ecopetrol SA (Colombia)
5.375% due 06/26/26	400,000	410,120
5.875% due 05/28/45	650,000	596,992
Ensco PLC 8.000% due 01/31/24	103,000	104,802
EOG Resources Inc 4.150% due 01/15/26	160,000	167,434
Exxon Mobil Corp
3.043% due 03/01/26	380,000	380,359
4.114% due 03/01/46	270,000	279,428
Genesis Energy LP 5.625% due 06/15/24	400,000	393,000
Halliburton Co 3.800% due 11/15/25	390,000	396,915
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	150,000	153,405
6.375% due 03/01/41	600,000	653,835
6.850% due 02/15/20	210,000	233,834
Kinder Morgan Inc
5.000% due 02/15/21 ~	400,000	427,522
5.625% due 11/15/23 ~	1,200,000	1,318,608
7.000% due 06/15/17	700,000	707,539
MPLX LP 4.875% due 12/01/24	230,000	242,301
Noble Energy Inc
5.250% due 11/15/43	200,000	208,727
8.250% due 03/01/19	435,000	484,071
Occidental Petroleum Corp
3.000% due 02/15/27	200,000	193,182
3.400% due 04/15/26	290,000	289,745
4.100% due 02/15/47	280,000	270,826
4.400% due 04/15/46	80,000	81,490
4.625% due 06/15/45	240,000	251,409
Petrobras Global Finance BV (Brazil)
5.375% due 01/27/21	1,840,000	1,899,489
6.125% due 01/17/22	20,000	21,020
6.250% due 03/17/24	1,080,000	1,111,050
7.375% due 01/17/27	20,000	21,194
8.375% due 05/23/21	700,000	793,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	$650,000	$637,065
6.625% due 06/15/35	20,000	20,780
6.875% due 08/04/26	370,000	411,625
QEP Resources Inc 6.875% due 03/01/21	150,000	160,125
Range Resources Corp 5.000% due 03/15/23 ~	310,000	306,512
Regency Energy Partners LP
5.000% due 10/01/22	800,000	851,581
5.500% due 04/15/23	700,000	730,625
5.875% due 03/01/22	230,000	253,142
Sabine Pass Liquefaction LLC 5.875% due 06/30/26 ~	900,000	993,950
Sanchez Energy Corp 7.750% due 06/15/21	20,000	19,850
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	190,000	194,353
4.000% due 12/21/25 ~	240,000	250,367
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	350,000	340,688
4.000% due 05/10/46	110,000	106,013
4.375% due 03/25/20	420,000	447,668
4.375% due 05/11/45	330,000	335,693
4.550% due 08/12/43	130,000	135,240
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	930,000	983,651
SM Energy Co 5.000% due 01/15/24	20,000	19,000
Statoil ASA (Norway) 3.125% due 08/17/17	50,000	50,322
The Williams Cos Inc 7.500% due 01/15/31	450,000	526,500
Transcontinental Gas Pipe Co LLC 7.850% due 02/01/26	1,020,000	1,311,758
Whiting Petroleum Corp
5.750% due 03/15/21	10,000	9,988
6.250% due 04/01/23	260,000	260,000
WPX Energy Inc 8.250% due 08/01/23	30,000	33,525

		31,305,313

Financial - 18.1%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	200,000	206,381
AerCap Ireland Capital DAC (Netherlands)
3.750% due 05/15/19	1,550,000	1,592,217
4.625% due 07/01/22	160,000	168,952
Ally Financial Inc
3.600% due 05/21/18	800,000	812,000
8.000% due 11/01/31	460,000	552,000
alstria office REIT-AG (Germany) 2.125% due 04/12/23 ~	EUR 500,000	562,150
American International Group Inc 3.750% due 07/10/25	$1,290,000	1,284,946
American Tower Corp REIT 5.900% due 11/01/21	500,000	559,948
AvalonBay Communities Inc REIT 3.450% due 06/01/25	300,000	301,624
Bank of America Corp
2.600% due 01/15/19	760,000	768,191
3.300% due 01/11/23	360,000	362,659
3.500% due 04/19/26	770,000	761,053
3.875% due 08/01/25	290,000	295,636
4.000% due 04/01/24	1,850,000	1,920,837
4.100% due 07/24/23	500,000	524,389
4.125% due 01/22/24	1,000,000	1,046,000
4.200% due 08/26/24	390,000	397,738
4.250% due 10/22/26	2,970,000	3,021,372
4.450% due 03/03/26	90,000	92,459

	Principal Amount	Value
5.000% due 05/13/21	$1,120,000	$1,217,086
5.650% due 05/01/18	900,000	936,581
5.700% due 05/02/17	330,000	331,092
5.750% due 12/01/17	50,000	51,328
6.250% due 09/29/49 §	440,000	463,650
6.400% due 08/28/17	500,000	509,763
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	800,000	876,460
Barclays PLC (United Kingdom)
3.684% due 01/10/23	1,000,000	1,005,260
6.500% due 12/29/49 §	EUR 600,000	652,096
7.875% due 12/29/49 § ~	GBP 600,000	780,987
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$500,000	550,000
BNP Paribas SA (France) 2.375% due 09/14/17	350,000	351,061
BRFkredit AS (Denmark)
1.000% due 01/01/18 ~	DKK 9,000,000	1,304,395
4.000% due 01/01/18	7,800,000	1,156,767
Chubb INA Holdings Inc
2.300% due 11/03/20	$120,000	120,475
3.350% due 05/03/26	150,000	151,892
CIT Group Inc 5.000% due 08/01/23	280,000	292,600
Citigroup Inc
2.032% due 06/07/19 §	300,000	302,877
2.485% due 09/01/23 §	700,000	720,355
2.700% due 03/30/21	800,000	801,630
4.400% due 06/10/25	400,000	408,226
4.450% due 09/29/27	2,680,000	2,725,137
4.650% due 07/30/45	518,000	542,531
4.750% due 05/18/46	60,000	59,423
5.300% due 05/06/44	232,000	249,293
5.500% due 09/13/25	520,000	569,411
5.950% due 07/29/49 §	300,000	313,500
5.950% due 12/29/49 §	1,350,000	1,407,389
6.675% due 09/13/43	70,000	89,411
8.125% due 07/15/39	10,000	14,734
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	160,000	171,400
Cooperatieve Rabobank UA (Netherlands)
3.750% due 07/21/26	1,000,000	978,887
4.375% due 08/04/25	880,000	904,104
4.625% due 12/01/23	290,000	305,631
6.875% due 03/19/20	EUR 300,000	378,374
11.000% due 12/29/49 § ~	$380,000	445,075
Credit Agricole SA (France) 8.375% due 10/29/49 § ~	300,000	334,875
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	500,000	492,686
3.800% due 09/15/22	800,000	812,384
3.800% due 06/09/23	500,000	502,537
4.875% due 05/15/45	640,000	653,540
Deutsche Bank AG (Germany)
2.944% due 05/10/19 §	800,000	814,040
4.250% due 10/14/21 ~	1,200,000	1,230,980
ERP Operating LP REIT 3.375% due 06/01/25	200,000	198,431
GE Capital International Funding Co
2.342% due 11/15/20	383,000	384,677
3.373% due 11/15/25	485,000	498,241
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	200,000	200,791
HSBC Finance Corp 6.676% due 01/15/21	230,000	260,191
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	740,000	757,160
3.900% due 05/25/26	1,030,000	1,041,459
4.250% due 03/14/24	440,000	446,087

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
4.250% due 08/18/25	$620,000	$625,333
4.300% due 03/08/26	600,000	625,357
5.250% due 12/29/49 § ~	EUR 500,000	542,056
6.375% due 12/29/49 §	$500,000	504,375
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	440,000	490,140
International Lease Finance Corp
5.875% due 08/15/22	400,000	445,965
6.250% due 05/15/19	500,000	538,969
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	880,000	829,005
JPMorgan Chase & Co
2.250% due 01/23/20	2,300,000	2,308,206
2.550% due 03/01/21	300,000	300,250
2.700% due 05/18/23	1,400,000	1,370,456
3.875% due 09/10/24	580,000	588,771
3.900% due 07/15/25	500,000	517,324
4.125% due 12/15/26	520,000	530,828
4.250% due 10/01/27	120,000	123,408
4.350% due 08/15/21	290,000	310,581
4.950% due 06/01/45	350,000	369,417
7.900% due 12/29/49 §	300,000	311,250
Kimco Realty Corp 2.700% due 03/01/24	900,000	854,437
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	31,304
Lloyds Banking Group PLC (United Kingdom)
4.500% due 11/04/24	610,000	626,929
7.875% due 12/29/49 §	GBP 600,000	836,403
MetLife Inc 4.750% due 02/08/21	$230,000	249,288
Mitsubishi UFJ Financial Group Inc (Japan) 2.998% due 02/22/22	200,000	201,952
Morgan Stanley
2.450% due 02/01/19	800,000	807,715
3.125% due 07/27/26	1,000,000	957,147
5.950% due 12/28/17	320,000	329,999
Nasdaq Inc 3.850% due 06/30/26	800,000	797,154
Navient Corp 8.000% due 03/25/20	330,000	359,287
New York Life Global Funding 2.900% due 01/17/24 ~	1,000,000	1,003,445
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	800,000	854,560
Nordea Kredit Realkreditaktieselskab (Denmark)
1.000% due 10/01/17	DKK 16,200,000	2,344,247
2.000% due 10/01/17	6,400,000	929,070
Nykredit Realkredit AS (Denmark)
1.000% due 07/01/17	14,800,000	2,130,376
1.000% due 10/01/17	32,500,000	4,689,981
2.000% due 04/01/17	6,400,000	917,679
2.000% due 10/01/17	3,200,000	464,512
Quicken Loans Inc 5.750% due 05/01/25 ~	$190,000	187,625
Realkredit Danmark AS (Denmark)
1.000% due 04/01/17	DKK 20,600,000	2,954,087
1.000% due 01/01/18	43,500,000	6,319,714
1.000% due 04/01/18	17,500,000	2,550,447
2.000% due 04/01/17	48,200,000	6,914,221
2.000% due 01/01/18	5,800,000	847,305
2.000% due 04/01/18	22,100,000	3,248,294
Royal Bank of Scotland Group PLC (United Kingdom)
2.500% due 03/22/23 ~	EUR 600,000	663,341
3.875% due 09/12/23	$600,000	592,086
5.125% due 05/28/24	1,700,000	1,721,464
6.125% due 12/15/22	160,000	169,611
Santander Holdings USA Inc
2.504% due 11/24/17 §	1,300,000	1,308,589
4.500% due 07/17/25	70,000	71,387

	Principal Amount	Value
Santander UK Group Holdings PLC (United Kingdom)
2.875% due 10/16/20	$1,100,000	$1,103,346
2.875% due 08/05/21	1,000,000	987,886
Simon Property Group LP REIT 2.500% due 09/01/20	400,000	403,776
Standard Chartered PLC (United Kingdom) 5.700% due 03/26/44 ~	710,000	734,464
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	290,000	282,441
Teachers Insurance & Annuity Association of America
4.900% due 09/15/44 ~	100,000	108,436
6.850% due 12/16/39 ~	200,000	264,817
The Depository Trust & Clearing Corp 4.875% due 12/29/49 § ~	250,000	256,562
The Goldman Sachs Group Inc
2.331% due 09/15/20 §	500,000	507,487
3.500% due 01/23/25	700,000	698,423
3.500% due 11/16/26	330,000	323,720
3.750% due 05/22/25	600,000	607,076
3.850% due 07/08/24	740,000	759,102
4.250% due 10/21/25	2,980,000	3,042,666
4.750% due 10/21/45	700,000	741,252
5.150% due 05/22/45	310,000	326,315
5.250% due 07/27/21	620,000	680,682
6.250% due 02/01/41	550,000	692,887
6.450% due 05/01/36	30,000	35,938
The Royal Bank of Scotland NV (Netherlands)
4.650% due 06/04/18	70,000	71,659
The Royal Bank of Scotland PLC (United Kingdom)
6.934% due 04/09/18	EUR 200,000	227,402
The Toronto-Dominion Bank (Canada) 2.500% due 01/18/23 ~	$1,200,000	1,202,779
UBS AG (Switzerland) 7.625% due 08/17/22	400,000	463,480
UBS Group Funding Jersey Ltd (Switzerland)
3.000% due 04/15/21 ~	1,000,000	1,002,583
4.125% due 09/24/25 ~	1,420,000	1,446,456
UBS Group Funding Switzerland AG (Switzerland)
3.491% due 05/23/23 ~	610,000	614,582
4.253% due 03/23/28 ~	630,000	638,644
US Capital Funding II Ltd (Cayman) 1.784% due 08/01/34 § ~	600,000	480,000
Vesteda Finance BV (Netherlands) 2.500% due 10/27/22 ~	EUR 600,000	689,332
Visa Inc
3.150% due 12/14/25	$760,000	763,394
4.300% due 12/14/45	700,000	736,572
WEA Finance LLC REIT (Australia) 3.750% due 09/17/24 ~	650,000	658,472
Wells Fargo & Co
2.269% due 10/31/23 §	2,000,000	2,038,280
3.000% due 10/23/26	970,000	929,769
3.450% due 02/13/23	110,000	111,077
4.300% due 07/22/27	2,640,000	2,746,455
4.400% due 06/14/46	90,000	87,170
4.600% due 04/01/21	1,310,000	1,408,986
4.750% due 12/07/46	350,000	358,639
4.900% due 11/17/45	830,000	870,990
5.606% due 01/15/44	350,000	401,612
5.875% due 12/29/49 §	60,000	64,752

		134,833,220

Industrial - 1.1%

Caterpillar Financial Services Corp 1.931% due 10/01/21	220,000	214,183
Eaton Corp
1.500% due 11/02/17	10,000	10,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
2.750% due 11/02/22	$810,000	$805,285
4.150% due 11/02/42	180,000	177,670
General Electric Co
3.150% due 09/07/22	187,000	193,235
4.500% due 03/11/44	210,000	226,008
5.300% due 02/11/21	480,000	531,702
5.875% due 01/14/38	40,000	50,552
6.000% due 08/07/19	132,000	145,028
6.875% due 01/10/39	798,000	1,133,542
Harris Corp 5.054% due 04/27/45	140,000	153,727
Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17 ~	EUR 500,000	512,732
John Deere Capital Corp 1.700% due 01/15/20	$100,000	99,310
Lockheed Martin Corp
3.100% due 01/15/23	20,000	20,297
3.550% due 01/15/26	420,000	427,116
4.500% due 05/15/36	70,000	74,562
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	70,000	73,063
5.500% due 02/15/24 ~	140,000	145,950
Penske Truck Leasing Co LP 4.875% due 07/11/22 ~	600,000	648,387
Raytheon Co 3.125% due 10/15/20	160,000	165,404
Reynolds Group Issuer Inc (New Zealand)
5.125% due 07/15/23 ~	100,000	102,875
5.750% due 10/15/20	200,000	206,002
Spirit AeroSystems Inc 3.850% due 06/15/26	600,000	600,646
The Boeing Co 4.875% due 02/15/20	630,000	685,333
United Technologies Corp
4.500% due 04/15/20	210,000	226,192
4.500% due 06/01/42	70,000	74,187
Waste Management Inc 3.500% due 05/15/24	240,000	248,361

		7,951,349

Technology - 0.9%

Apple Inc 2.450% due 08/04/26	620,000	587,147
Diamond 1 Finance Corp
3.480% due 06/01/19 ~	710,000	728,242
4.420% due 06/15/21 ~	780,000	816,369
5.450% due 06/15/23 ~	500,000	540,099
7.125% due 06/15/24 ~	410,000	453,465
First Data Corp
5.000% due 01/15/24 ~	270,000	275,737
5.750% due 01/15/24 ~	120,000	124,230
7.000% due 12/01/23 ~	100,000	107,500
Intel Corp
3.700% due 07/29/25	120,000	125,577
4.900% due 07/29/45	70,000	78,521
Micron Technology Inc 5.625% due 01/15/26 ~	20,000	21,100
Microsoft Corp
2.400% due 08/08/26	1,120,000	1,060,286
2.700% due 02/12/25	140,000	137,707
2.875% due 02/06/24	580,000	584,103
3.300% due 02/06/27	870,000	885,113
3.450% due 08/08/36	20,000	18,994
3.950% due 08/08/56	80,000	74,695
4.500% due 02/06/57	250,000	258,004

		6,876,889

	Principal Amount	Value
Utilities - 1.4%

Berkshire Hathaway Energy Co 6.500% due 09/15/37	$260,000	$339,205
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	71,090
Dynegy Inc
6.750% due 11/01/19	700,000	722,750
7.375% due 11/01/22	200,000	199,000
7.625% due 11/01/24	100,000	95,875
Emera US Finance LP (Canada) 2.700% due 06/15/21	800,000	796,172
Entergy Corp 4.000% due 07/15/22	800,000	838,835
FirstEnergy Corp
4.250% due 03/15/23	410,000	424,155
7.375% due 11/15/31	1,410,000	1,841,932
IPALCO Enterprises Inc 3.450% due 07/15/20	800,000	813,000
National Fuel Gas Co 4.900% due 12/01/21	2,000,000	2,119,188
Pacific Gas & Electric Co
5.800% due 03/01/37	130,000	160,983
6.050% due 03/01/34	750,000	941,396
Progress Energy Inc 4.400% due 01/15/21	60,000	63,665
PSEG Power LLC 3.000% due 06/15/21	600,000	605,112
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	206,281

		10,238,639

Total Corporate Bonds & Notes (Cost $257,690,562)		256,997,980

SENIOR LOAN NOTES - 2.6%

Communications - 0.4%

Charter Communications Operating LLC Term I-1 3.232% due 01/15/24 §	869,356	874,730
CSC Holdings LLC 3.943% due 10/11/24 §	368,421	368,267
Level 3 Financing Inc Tranche B 3.227% due 02/22/24 §	530,000	531,193
Univision Communications Inc (1st Lien) 3.750% due 03/15/24 §	496,004	497,616
UPC Financing Partnership 3.912% due 04/15/25 §	500,000	502,188
Virgin Media Bristol LLC Term I 3.662% due 01/31/25 §	458,463	460,182

		3,234,176

Consumer, Cyclical - 1.0%

American Airlines Inc 2.982% due 06/27/20 §	560,000	560,700
American Builders & Contractors Supply Co Inc 3.732% due 10/31/23 §	500,000	502,813
Aristocrat Leisure Ltd Term B-2 (Australia) 3.143% due 10/20/21 §	443,925	447,220
Boyd Gaming Corp Term B 2.500% due 09/15/23 §	281,024	282,605
CWGS Group LLC 4.606% due 11/08/23 §	428,925	432,142
Hilton Worldwide Finance LLC Term B-2 2.982% due 10/25/23 §	537,923	543,022
Landry’s Inc Term B 4.041% due 10/04/23 §	266,677	269,320
Lions Gate Entertainment Corp Term B 3.982% due 12/08/23 §	216,000	217,457

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Michaels Stores Inc Term B-1 3.750% due 01/28/23 §	$1,054,186	$1,051,990
New Red Finance Inc Term B-3 (Canada) 3.309% due 02/17/24 §	519,022	520,806
Party City Holdings Inc 3.872% due 08/19/22 §	513,900	513,396
Petco Animal Supplies Inc 4.287% due 01/26/23 §	912,161	862,562
PetSmart Inc Tranche B-2 4.020% due 03/10/22 §	587,468	563,382
Station Casinos Inc Term B 3.450% due 06/08/23 §	496,250	498,669

		7,266,084

Consumer, Non-Cyclical - 0.5%

Air Medical Group Holdings Inc 4.250% due 04/28/22 §	555,758	556,220
Albertson’s LLC Term B-4 3.982% due 08/25/21 §	417,903	420,428
Term B-6 4.302% due 06/22/23 §	139,650	140,654
Catalent Pharma Solutions Inc 3.750% due 05/20/21 §	346,646	348,542
HCA Inc Tranche B-8 3.232% due 02/15/24 §	546,630	548,936
Multiplan Inc 4.897% due 06/07/23 §	513,251	520,361
Pharmaceutical Product Development Inc 4.328% due 08/18/22 §	645,076	647,979
Prime Security Services Borrower LLC Term B-1 (1st Lien) 4.250% due 05/02/22 §	538,650	544,229

		3,727,349

Financial - 0.2%

Flying Fortress Inc 3.397% due 10/30/22 §	500,000	504,635
MGM Growth Properties Operating Partnership LP Term B 3.482% due 04/25/23 §	555,789	559,402
RPI Finance Trust Term B-5 3.647% due 10/14/22 §	654,327	657,190

		1,721,227

Industrial - 0.4%

B/E Aerospace Inc Term B 4.033% due 12/16/21 §	560,000	562,359
Berry Plastics Corp Term I 3.501% due 10/01/22 §	449,868	452,329
Reynolds Group Holdings Inc (New Zealand)
4.250% due 02/05/23 §	30,494	30,648
3.982% due 02/05/23 §	690,322	693,990
XPO Logistics Inc 3.108% due 10/30/21 §	406,396	408,210
Zebra Tech 3.600% due 10/27/21 §	472,322	476,898

		2,624,434

Technology - 0.1%

First Data Corp 3.984% due 03/24/21 §	522,707	527,281

		527,281

Total Senior Loan Notes (Cost $19,162,772)		19,100,551

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 42.1%

Collateralized Mortgage Obligations - Commercial - 5.0%

BAMLL Commercial Mortgage Securities Trust 2.812% due 12/15/33 § ~	$400,000	$402,272
BAMLL Re-REMIC Trust 6.040% due 07/10/17 § ~	1,812,145	1,281,187
Banc of America Commercial Mortgage Trust 5.786% due 04/10/49 §	810,000	775,922
BBCCRE Trust 4.715% due 08/10/33 § ~	320,000	268,954
Bcrr Trust 5.858% due 07/17/40 § ~	203,649	203,589
Bear Stearns Commercial Mortgage Securities Trust 5.700% due 06/11/50	169,572	171,619
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	19,526	16,558
CGBAM Commercial Mortgage Trust 8.394% due 11/15/21 § ~	1,840,000	1,887,045
Chicago Skyscraper Trust 1.713% due 02/15/30 § ~	480,000	481,169
Citigroup Commercial Mortgage Trust
3.110% due 04/10/48 ~	150,000	108,420
3.172% due 09/10/58	350,000	253,841
3.251% due 05/10/35 ~	500,000	510,971
4.017% due 10/10/47	270,000	282,320
Commercial Mortgage Trust
4.239% due 11/10/47 §	160,000	164,773
4.498% due 02/10/48 §	90,000	86,877
Core Industrial Trust 3.977% due 02/10/34 § ~	400,000	393,249
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	120,888	115,525
CSAIL Commercial Mortgage Trust 4.300% due 04/15/50 §	1,060,000	1,082,045
CSMC Trust
3.953% due 09/15/37 ~	400,000	410,775
4.373% due 09/15/37 ~	900,000	752,599
5.412% due 03/15/28 § ~	390,000	390,013
6.648% due 08/15/22 § ~	1,500,000	1,517,558
DBRR Trust 8.200% due 06/17/49 § ~	106,954	106,784
DBUBS Mortgage Trust 5.510% due 08/10/44 § ~	490,000	531,817
Fannie Mae
2.499% due 09/25/26	570,000	545,792
2.802% due 06/25/25 §	70,000	69,543
Fannie Mae (IO) 0.474% due 10/25/24 §	11,901,470	279,242
FORT CRE LLC 2.476% due 05/21/36 § ~	1,013,161	1,012,955
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.575% due 08/25/19 §	23,557,983	212,187
GE Commercial Mortgage Co 5.677% due 12/10/49 §	200,000	132,485
Government National Mortgage Association (IO)
0.477% due 01/16/53 §	13,348,303	506,561
0.663% due 04/16/47 §	5,235,844	235,537
GRACE Mortgage Trust 3.520% due 06/10/28 ~	600,000	618,131
GS Mortgage Securities Trust
3.203% due 02/10/29 ~	400,000	407,723
4.570% due 11/10/48 §	720,000	721,540
5.622% due 11/10/39	178,128	168,338
Hudson Yards Mortgage Trust 2.835% due 08/10/38 ~	540,000	521,976

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2.870% due 08/15/49	$700,000	$678,338
2.962% due 10/05/28 ~	500,000	503,441
3.012% due 08/15/27 § ~	210,000	210,267
3.274% due 11/15/31 § ~	490,000	481,519
4.212% due 08/15/27 § ~	120,000	120,070
4.572% due 07/15/47 §	380,000	377,218
5.411% due 05/15/47	1,760,000	1,222,531
5.438% due 01/15/49 ~	470,000	166,855
5.502% due 06/12/47 §	590,000	513,096
5.933% due 02/12/49 §	1,090,000	886,949
JPMBB Commercial Mortgage Securities Trust
3.364% due 09/15/47 § ~	680,000	419,463
4.409% due 08/15/46 §	1,170,000	1,245,558
4.618% due 08/15/48 §	610,000	611,959
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 §	397,252	403,259
LSTAR Commercial Mortgage Trust
2.729% due 04/20/48 § ~	826,210	829,915
3.127% due 04/20/48 § ~	850,000	858,944
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	120,041	94,952
Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/48	1,000,000	1,016,918
3.720% due 12/15/49	550,000	570,856
Morgan Stanley Capital I Trust
2.782% due 08/15/49	540,000	520,260
3.516% due 07/13/29 § ~	600,000	613,525
3.560% due 07/13/29 § ~	700,000	715,880
6.126% due 06/11/49 §	670,000	634,777
Motel 6 Trust 5.000% due 02/05/30 ~	700,000	690,777
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	640,792	639,997
Wells Fargo Commercial Mortgage Trust
2.652% due 08/15/49	2,670,000	2,552,788
3.184% due 04/15/50	340,000	338,957
3.848% due 05/15/48 §	380,000	370,816
4.296% due 07/15/46 §	290,000	310,023
Wells Fargo Commercial Mortgage Trust (IO) 1.446% due 03/15/50 §	4,780,000	478,598
WFRBS Commercial Mortgage Trust 3.692% due 11/15/47 ~	770,000	491,960
WFRBS Commercial Mortgage Trust (IO) 1.366% due 03/15/44 § ~	5,252,215	210,663

		37,409,021

Collateralized Mortgage Obligations - Residential - 7.1%

Alternative Loan Trust
1.152% due 07/25/46 §	720,415	648,046
1.192% due 05/25/35 §	387,307	325,294
3.072% due 06/25/37 §	155,235	139,382
American Home Mortgage Investment Trust 6.200% due 06/25/36 §	1,433,357	627,127
Banc of America Funding Corp 0.968% due 03/27/36 § ~	2,439,352	1,459,162
Banc of America Funding Trust
1.114% due 09/29/36 § ~	3,414,294	1,559,828
2.862% due 09/26/45 § ~	2,760,000	2,023,817
3.102% due 05/25/35 §	41,483	42,506
BCAP LLC Trust
1.178% due 03/28/37 § ~	2,339,516	2,261,083
3.031% due 08/26/35 § ~	2,440,228	1,845,437
5.080% due 03/26/37 § ~	59,530	58,532
Bear Stearns Adjustable Rate Mortgage Trust
3.074% due 08/25/33 §	47,803	47,754
3.352% due 01/25/35 §	632,086	624,461
3.405% due 10/25/36 §	18,449	15,894

	Principal Amount	Value
Bear Stearns ALT-A Trust
3.135% due 11/25/36 §	$68,889	$56,257
3.404% due 05/25/35 §	30,658	29,685
Chase Mortgage Finance Trust
3.175% due 09/25/36 §	120,719	107,909
3.275% due 02/25/37 §	469,783	473,630
ChaseFlex Trust 1.132% due 08/25/37 §	627,744	502,932
Chevy Chase Funding LLC
1.232% due 08/25/35 § ~	33,522	31,229
1.265% due 05/25/35 § ~	1,239,857	905,742
Citigroup Mortgage Loan Trust Inc
2.760% due 09/25/35 §	20,556	21,312
5.359% due 06/27/37 § ~	2,000,000	1,860,708
CitiMortgage Alternative Loan Trust (IO) 4.618% due 05/25/37 §	6,018,662	954,949
COLT Mortgage Loan Trust 3.000% due 05/25/46 ~	457,514	462,109
Countrywide Home Loan Mortgage Pass-Through Trust 1.622% due 03/25/35 §	14,678	13,319
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	73,076	58,773
CSMC Trust 1.278% due 11/30/37 § ~	5,370,000	3,447,508
Downey Saving & Loan Association Mortgage Loan Trust 1.158% due 04/19/47 §	138,634	53,845
Eurosail-UK PLC (United Kingdom)
1.294% due 06/13/45 § ~	GBP 1,068,824	1,293,950
Fannie Mae
1.234% due 09/25/46 §	$1,607,750	1,610,977
2.375% due 11/25/23 §	71,748	73,077
5.500% due 04/25/35	482,942	535,876
Fannie Mae (IO)
3.000% due 02/25/33	793,176	110,826
4.000% due 03/25/43	620,187	104,228
4.000% due 04/25/43	2,376,749	391,056
5.018% due 11/25/45 §	2,429,858	520,006
5.118% due 09/25/46 §	1,685,486	285,750
Fannie Mae Connecticut Avenue Securities
2.332% due 01/25/29 §	1,317,569	1,325,181
5.232% due 01/25/29 §	2,500,000	2,657,150
6.982% due 09/25/28 §	1,260,000	1,439,368
Freddie Mac 8.000% due 04/15/30	106,678	127,373
Freddie Mac (IO)
3.500% due 04/15/43	1,372,484	205,011
4.000% due 04/15/43	620,415	84,355
5.106% due 08/15/44 §	393,788	84,244
Freddie Mac Structured Agency Credit Risk Debt Notes
4.982% due 08/25/24 §	540,000	577,412
5.082% due 08/25/24 §	760,000	817,723
5.732% due 10/25/24 §	1,140,000	1,259,098
Government National Mortgage Association
1.380% due 07/20/65 §	833,668	826,863
1.580% due 06/20/66 §	700,267	701,655
1.580% due 07/20/66 §	1,401,205	1,403,864
3.829% due 09/20/66 §	995,759	1,100,257
Government National Mortgage Association (IO)
4.000% due 11/20/44	1,589,794	294,427
4.500% due 11/16/45	521,318	108,027
5.106% due 10/16/46 §	282,159	63,041
5.172% due 02/20/46 §	2,189,744	449,104
Great Hall Mortgages PLC (United Kingdom) 1.282% due 06/18/39 § ~	419,038	405,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
GSR Mortgage Loan Trust
6.000% due 11/25/35	$964,259	$871,020
6.000% due 07/25/37	577,320	521,548
HarborView Mortgage Loan Trust
0.938% due 05/25/38 §	492,829	396,256
1.148% due 12/19/36 §	326,723	280,758
1.418% due 05/19/35 §	448,807	414,311
3.431% due 08/19/36 §	255,277	214,054
3.459% due 02/25/36 §	110,876	88,613
JP Morgan Mortgage Trust
3.103% due 07/25/35 §	80,984	80,701
5.750% due 01/25/36	21,364	18,023
Ludgate Funding PLC (United Kingdom) 0.499% due 01/01/61 § ~	GBP 601,642	712,473
Merrill Lynch Mortgage Investors Trust 3.036% due 11/25/35 §	$640,080	641,269
Morgan Stanley Resecuritization Trust 1.324% due 12/26/46 § ~	1,749,513	1,105,062
Nomura Resecuritization Trust
0.918% due 10/26/36 § ~	3,237,709	2,240,307
9.170% due 06/26/35 § ~	1,973,220	1,764,548
Prime Mortgage Trust 5.500% due 05/25/35 ~	1,833,669	1,722,671
RBSSP Resecuritization Trust 3.275% due 12/25/35 § ~	292,393	294,324
Reperforming Loan REMIC Trust
1.322% due 06/25/35 § ~	49,530	45,398
1.322% due 01/25/36 § ~	300,880	265,334
Structured Asset Securities Corp Mortgage Pass-Through Certificates 3.272% due 08/25/32 §	23,639	23,372
WaMu Mortgage Pass-Through Certificates Trust
2.038% due 08/25/42 §	2,314	2,221
3.088% due 02/25/37 §	221,606	209,481
Wells Fargo Mortgage-Backed Securities Trust
3.048% due 12/25/34 §	32,005	32,337
3.089% due 03/25/36 §	252,170	246,859
3.096% due 04/25/36 §	28,977	29,015
3.231% due 04/25/35 §	621,661	626,915

		52,360,509

Fannie Mae - 20.8%

1.838% due 10/01/44 §	20,682	21,075
2.310% due 08/01/22	500,000	496,622
2.500% due 04/01/32	2,000,000	2,000,781
2.622% due 09/01/35 §	59,793	62,730
2.810% due 04/01/25	30,000	30,016
2.944% due 11/01/34 §	57,802	61,331
3.000% due 09/01/21-05/01/47	44,151,019	43,969,845
3.080% due 01/01/27	500,000	503,190
3.111% due 11/01/32 §	49,472	52,437
3.317% due 12/01/35 §	8,387	8,564
3.500% due 09/01/42-05/01/47	63,217,627	64,634,378
4.000% due 08/01/18-05/01/47	22,982,732	24,167,538
4.293% due 12/01/36 §	5,981	6,273
4.500% due 07/01/18-02/01/45	10,468,152	11,321,095
5.000% due 02/01/25-04/01/47	3,918,738	4,286,139
5.500% due 12/01/20-08/01/39	2,294,903	2,541,443
6.000% due 02/01/33-06/01/40	414,547	469,773

		154,633,230

Freddie Mac - 5.5%

2.594% due 09/01/35 §	11,167	11,730
2.781% due 04/01/32 §	13,181	13,862
2.848% due 11/01/31 §	3,975	4,188
2.963% due 06/01/35 §	87,468	92,972
3.000% due 01/01/47-04/01/47	23,581,373	23,370,478
3.120% due 09/01/35 §	67,167	71,638
3.500% due 10/01/42-05/01/47	9,205,386	9,416,893
4.000% due 12/01/42-05/01/47	6,216,848	6,527,065

	Principal Amount	Value
4.500% due 11/01/44	$199,515	$216,362
5.500% due 03/01/23-05/01/40	903,590	1,003,336
6.000% due 12/01/22-03/01/23	26,402	29,823

		40,758,347

Government National Mortgage Association - 3.7%

3.000% due 04/20/47	7,900,000	7,969,742
3.500% due 03/20/47-05/20/47	17,000,000	17,623,767
4.000% due 05/20/47	1,000,000	1,054,434
5.000% due 10/15/38-04/15/39	637,637	703,943

		27,351,886

Total Mortgage-Backed Securities (Cost $312,638,442)		312,512,993

ASSET-BACKED SECURITIES - 7.4%

Aegis Asset Backed Securities Trust 1.882% due 10/25/34 §	881,402	868,046
Ameriquest Mortgage Securities Trust 1.612% due 01/25/36 §	2,010,000	1,325,879
ARES CLO Ltd (Cayman)
2.243% due 01/17/24 § ~	900,000	900,890
2.308% due 10/12/23 § ~	559,222	559,906
Argent Securities Inc
1.802% due 02/25/34 §	869,984	804,156
2.107% due 11/25/34 §	469,638	406,033
Asset-Backed Funding Certificates Trust 1.682% due 06/25/34 §	76,534	73,044
Basic Asset Backed Securities Trust 1.292% due 04/25/36 §	700,000	671,134
Bear Stearns Asset Backed Securities I Trust
1.182% due 12/25/36 §	306,334	293,841
1.222% due 12/25/36 §	1,355,170	697,942
1.232% due 08/25/36 §	6,688,220	3,516,407
1.987% due 06/25/35 §	300,000	280,209
Bravo Mortgage Asset Trust 1.222% due 07/25/36 § ~	892,441	873,508
Business Loan Express Business Loan Trust 1.412% due 02/25/31 § ~	205,090	197,176
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.187% due 07/27/26 § ~	800,000	800,446
Cent CLO 21 Ltd (Cayman) 2.247% due 07/27/26 § ~	800,000	800,524
Chapel BV (Netherlands) 0.332% due 11/17/64 § ~	EUR 80,910	85,472
CIT Mortgage Loan Trust 2.332% due 10/25/37 § ~	$843,823	839,895
Citigroup Mortgage Loan Trust
1.152% due 05/25/37 §	273,621	269,488
1.432% due 11/25/45 § ~	700,000	689,529
Citigroup Mortgage Loan Trust Inc 2.632% due 07/25/37 §	1,122,000	1,032,834
Community Funding CLO (Cayman) 5.750% due 11/01/27 § ~	660,000	616,750
Countrywide Asset-Backed Certificates
1.112% due 04/25/46 §	676,499	551,949
1.332% due 05/25/46 § ~	272,610	266,841
1.382% due 06/25/36 §	500,000	426,641
DT Auto Owner Trust 1.560% due 06/15/20 ~	841,615	841,053
First Franklin Mortgage Loan Trust 1.642% due 05/25/36 §	1,000,000	985,724
Flagship CLO VIII Ltd (Cayman) 2.085% due 01/16/26 § ~	900,000	900,043
GSAA Home Equity Trust
1.082% due 03/25/37 §	602,148	330,512
6.000% due 08/25/47	844,239	781,728
Hillmark Funding Ltd (Cayman) 1.302% due 05/21/21 § ~	164,827	164,607

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Home Equity Asset Trust 1.882% due 11/25/34 §	$785,209	$771,978
ING Investment Management CLO Ltd (Cayman) 1.271% due 06/14/22 § ~	870,769	870,346
JMP Credit Advisors CLO III Ltd (Cayman) 2.263% due 10/17/25 § ~	800,000	804,000
Lockwood Grove CLO Ltd (Cayman) 2.508% due 04/25/25 § ~	1,100,000	1,099,462
Long Beach Mortgage Loan Trust
1.132% due 09/25/36 §	217,247	147,356
1.137% due 08/25/36 §	757,452	459,136
1.282% due 02/25/36 §	1,351,625	936,080
Malin CLO BV (Netherlands) 0.321% due 05/07/23 § ~	EUR 71,500	76,283
Mastr Asset Backed Securities Trust 1.202% due 10/25/36 §	$724,944	327,829
Merrill Lynch Mortgage Investors Trust 1.142% due 04/25/37 §	496,301	280,565
Morgan Stanley Home Equity Loan Trust
1.082% due 12/25/36 §	1,168,312	655,217
1.122% due 12/25/36 §	922,200	520,148
1.152% due 04/25/37 §	1,146,216	728,181
National Collegiate Student Loan Trust 1.332% due 03/25/33 §	2,220,000	1,892,406
Oaktree CLO Ltd (Cayman) 2.250% due 10/20/26 § ~	800,000	804,000
OneMain Financial Issuance Trust 3.190% due 03/18/26 ~	1,300,000	1,315,406
Option One Mortgage Loan Trust
1.112% due 07/25/37 §	1,139,076	732,416
1.472% due 11/25/35 §	6,230,000	3,558,155
OZLM Funding V Ltd (Cayman) 2.673% due 01/17/26 § ~	800,000	800,367
OZLM IX Ltd (Cayman) 2.052% due 01/20/27 § ~	900,000	900,371
Palmer Square CLO Ltd (Cayman) 2.423% due 10/17/25 § ~	700,000	700,218
RASC Trust 1.632% due 09/25/35 §	1,100,000	912,829
Regatta V Funding Ltd (Cayman) 2.316% due 10/25/26 § ~	800,000	800,000
SBA Small Business Investment Cos 2.517% due 03/10/25	104,069	105,052
Securitized Asset-Backed Receivables LLC Trust
1.112% due 05/25/37 §	93,626	73,560
1.122% due 05/25/36 §	201,036	119,247
Securitized Term Auto Receivables Trust (Canada) 1.510% due 04/25/19 ~	900,000	899,221
SLM Student Loan Trust
1.148% due 07/26/21 §	1,130,000	1,111,455
1.382% due 03/25/25 §	732,025	718,919
SMB Private Education Loan Trust
2.062% due 05/15/26 § ~	2,000,000	2,023,849
2.412% due 04/15/32 § ~	550,000	565,263
3.050% due 05/15/26 ~	1,840,000	1,869,935
Structured Asset Investment Loan Trust
1.432% due 05/25/37 § ~	1,000,000	848,702
1.717% due 08/25/35 §	1,011,920	992,368
Symphony CLO XV Ltd (Cayman) 2.203% due 10/17/26 § ~	800,000	800,272
THL Credit Wind River CLO Ltd (Cayman)
2.290% due 04/18/26 § ~	800,000	800,304
2.464% due 01/18/26 § ~	600,000	600,197
2.473% due 07/15/26 § ~	600,000	601,920
US Residential Opportunity Fund Trust 3.475% due 07/27/36 § ~	912,396	909,981

Total Asset-Backed Securities (Cost $52,286,895)		54,985,201

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae
2.173% due 10/09/19	$2,680,000	$2,557,685
6.625% due 11/15/30	1,500,000	2,118,084
Freddie Mac 1.000% due 09/29/17	2,680,000	2,680,697

Total U.S. Government Agency Issues (Cost $7,330,367)		7,356,466

U.S. TREASURY OBLIGATIONS - 19.0%

U.S. Treasury Bonds - 11.1%

2.250% due 08/15/46	1,700,000	1,438,294
2.500% due 02/15/45	800,000	718,813
2.500% due 02/15/46	1,830,000	1,639,852
2.750% due 08/15/42	1,400,000	1,334,676
2.750% due 11/15/42	3,100,000	2,951,842
2.875% due 05/15/43	5,380,000	5,238,248
2.875% due 08/15/45	2,900,000	2,812,095
2.875% due 11/15/46	6,590,000	6,393,203
3.000% due 05/15/42	6,900,000	6,898,924
3.000% due 11/15/44	4,770,000	4,748,106
3.125% due 02/15/43	3,500,000	3,569,521
3.125% due 08/15/44	3,000,000	3,058,185
3.375% due 05/15/44	19,840,000	21,171,066
3.625% due 08/15/43	7,900,000	8,796,468
3.750% due 11/15/43	7,350,000	8,363,212
4.250% due 05/15/39 ‡	200,000	244,242
4.375% due 11/15/39	1,100,000	1,365,289
4.375% due 05/15/40	1,000,000	1,241,660
4.625% due 02/15/40 ‡	400,000	513,781

		82,497,477

U.S. Treasury Inflation Protected Securities - 5.3%

0.125% due 04/15/21 ^	9,959,209	10,068,043
0.125% due 01/15/23 ^	9,573,746	9,575,776
0.125% due 07/15/26 ^	3,515,422	3,432,550
0.250% due 01/15/25 ^	1,640,432	1,627,645
0.625% due 02/15/43 ^	2,450,454	2,283,350
0.750% due 02/15/42 ^	913,495	880,141
0.750% due 02/15/45 ^	732,180	698,402
1.000% due 02/15/46 ^	778,909	791,810
1.250% due 07/15/20 ^ ‡	2,895,100	3,064,672
1.375% due 02/15/44 ^	260,490	287,744
2.125% due 02/15/41 ^	210,691	267,608
2.500% due 01/15/29 ^	2,149,014	2,630,937
3.875% due 04/15/29 ^	2,954,360	4,091,440

		39,700,118

U.S. Treasury Notes - 2.6%

1.125% due 06/30/21	100,000	97,111
1.125% due 09/30/21	290,000	280,552
1.375% due 05/31/21	230,000	225,917
1.375% due 08/31/23	310,000	295,360
1.500% due 08/15/26	1,750,000	1,619,025
1.625% due 04/30/23	90,000	87,446
1.625% due 05/31/23 ‡	4,300,000	4,173,602
1.750% due 09/30/22	1,260,000	1,240,903
2.000% due 11/30/22	5,420,000	5,399,675
2.250% due 12/31/23	4,630,000	4,646,279
2.250% due 01/31/24	60,000	60,179
2.250% due 02/15/27	600,000	592,348
2.750% due 02/15/24 ‡	400,000	413,906

		19,132,303

Total U.S. Treasury Obligations (Cost $144,620,589)		141,329,898

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 4.6%

Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21	ARS 14,960,000	$1,035,478
Argentine Republic Government International (Argentina)
5.625% due 01/26/22 ~	$1,130,000	1,158,533
6.875% due 04/22/21 ~	420,000	451,500
7.125% due 07/06/36 ~	460,000	445,510
7.500% due 04/22/26 ~	150,000	159,525
Banco Nacional de Desenvoolvimento Economico e Social (Brazil) 4.125% due 09/15/17 ~	EUR 100,000	108,281
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/21	BRL 12,430,000	4,000,322
10.000% due 01/01/23	7,390,000	2,370,712
Brazilian Government International (Brazil)
5.000% due 01/27/45	$200,000	179,000
5.625% due 01/07/41	1,000,000	977,500
China Government (China)
3.310% due 11/30/25 ~	CNY 3,000,000	401,181
3.380% due 11/21/24 ~	7,000,000	951,981
3.390% due 05/21/25 ~	1,000,000	135,107
Colombia Government (Colombia) 5.625% due 02/26/44	$650,000	710,125
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	750,000	766,478
4.875% due 05/05/21 ~	500,000	535,542
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 284,485,775	2,697,159
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	$670,000	678,023
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 66,710,000	3,500,821
7.750% due 11/23/34	20,610,000	1,140,481
7.750% due 11/13/42	73,690,000	4,075,724
10.000% due 12/05/24	25,400,000	1,597,301
Peruvian Government International (Peru)
5.625% due 11/18/50	$450,000	537,188
6.550% due 03/14/37	40,000	51,850
Province of Ontario (Canada)
1.650% due 09/27/19	200,000	199,324
3.150% due 06/02/22	CAD 900,000	723,661
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	629,335
Republic of Poland Government International (Poland) 4.000% due 01/22/24	1,230,000	1,293,422
Russian Federal (Russia)
7.000% due 08/16/23	RUB 37,760,000	643,425
7.050% due 01/19/28	95,420,000	1,598,866
7.750% due 09/16/26	11,420,000	202,010
8.150% due 02/03/27	21,200,000	387,726

Total Foreign Government Bonds & Notes (Cost $36,241,182)		34,343,091

MUNICIPAL BONDS - 1.0%

Alabama Economic Settlement Authority 3.163% due 09/15/25	$1,000,000	1,006,780
City of Chicago IL ‘B’
5.630% due 01/01/22	400,000	401,320
6.314% due 01/01/44	700,000	627,501
7.750% due 01/01/42	400,000	411,768
New Jersey Economic Development Authority ‘B’ 2.508% due 02/15/19	1,900,000	1,813,569
State of California 7.600% due 11/01/40	400,000	596,640

	Principal Amount	Value
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	$750,000	$719,378
University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,458,782

Total Municipal Bonds (Cost $6,604,831)		7,035,738

PURCHASED OPTIONS - 0.2%
(See Note (f) in Notes to Schedule of Investments) (Cost $408,431)		1,164,731

SHORT-TERM INVESTMENTS - 14.9%

Certificates of Deposit - 0.8%

Credit Suisse AG (Switzerland) 1.920% due 09/12/17 §	1,900,000	1,904,513
Mizuho Bank Ltd (Japan) 1.820% due 12/12/17 §	2,100,000	2,105,349
Sumitomo Mitsui Banking Corp (Japan) 1.830% due 09/15/17 §	1,800,000	1,804,514

		5,814,376

Commercial Paper - 1.7%

Electricite De France 1.843% due 01/05/18	1,500,000	1,479,128
HP Inc 0.823% due 04/17/17	2,000,000	1,999,237
Mondelez International Inc 1.274% due 05/08/17	2,000,000	1,997,365
Moodys Corp 1.183% due 04/17/17	700,000	699,617
Natixis SA 1.144% due 07/03/17	3,500,000	3,489,764
Standard Chartered PLC 1.163% due 07/03/17	900,000	897,323
Syngenta Wilmington Inc 1.860% due 09/14/17	2,000,000	1,983,207

		12,545,641

Foreign Government Issues - 3.2%

Argentina Treasury Bills 3.748% due 05/26/17	600,000	596,623
4.497% due 09/15/17	400,000	391,983
Japan Treasury Bills
0.036% due 04/06/17	JPY 1,200,000,000	10,778,831
0.166% due 04/24/17	380,000,000	3,413,648
0.207% due 05/08/17	950,000,000	8,535,033

		23,716,118

	Shares
Money Market Fund - 8.5%

BlackRock Liquidity Funds T-Fund Portfolio	63,162,260	63,162,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
U. S. Government Agency Issue - 0.7%

Federal Home Loan Bank 0.617% due 04/28/17	$5,400,000	$5,397,451

Total Short-Term Investments (Cost $109,844,967)		110,635,846

TOTAL INVESTMENTS - 127.4% (Cost $946,829,038)		945,462,495

OTHER ASSETS & LIABILITIES, NET - (27.4%)		(203,246,338)

NET ASSETS - 100.0%		$742,216,157

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	42.1%
Corporate Bonds & Notes	34.6%
U.S. Treasury Obligations	19.0%
Short-Term Investments	14.9%
Asset-Backed Securities	7.4%
Foreign Government Bonds & Notes	4.6%
Others (each less than 3.0%)	4.8%

	127.4%
Other Assets & Liabilities, Net	(27.4%	)

	100.0%

(b)	As of March 31, 2017, investments with a total aggregate value of $5,093,409 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)	The average amount of borrowing by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2017 was $6,218,822 at a weighted average interest rate of 0.775%.

(d)	Open futures contracts outstanding as of March 31, 2017 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
CAD FX (06/17)	75	$68,709
Euribor (09/17)	105	2,128
Euro FX (06/17)	6	(9,807)
Euro-Bobl (06/17)	4	(1,501)
Euro-BTP (06/17)	136	69,306
Euro-Bund (06/17)	152	202,235
Eurodollar (06/17)	43	(15,165)
Eurodollar (03/18)	149	(128,559)
Eurodollar (12/18)	257	415
GBP FX (06/17)	3	6,122
MXN FX (06/17)	231	240,898
U.S. Treasury 2-Year Notes (06/17)	321	15,613
U.S. Treasury 5-Year Notes (06/17)	2,676	467,670
U.S. Treasury 10-Year Notes (06/17)	302	88,749
U.S. Ultra Long Bonds (06/17)	141	158,492

		1,165,305

Short Futures Outstanding
AUD FX (06/17)	39	(29,938)
Canada 10-Year Bonds (06/17)	31	(25,477)
Euribor (04/17)	34	(500)
Euro-BTP (06/17)	6	(902)
Euro-Bund (06/17)	214	(169,977)
Euro-Buxl (06/17)	4	(3,848)
Eurodollar (04/17)	6	(882)
Eurodollar (09/17)	61	6,109
Eurodollar (12/17)	299	199,749
Eurodollar (12/19)	186	(49,817)
Euro-OAT (06/17)	211	(276,717)
Japan 10-Year Bonds (06/17)	6	(43)
JPY FX (06/17)	190	(453,198)
U.S. Treasury 10-Year Notes (06/17)	652	(416,571)
U.S. Ultra Long Bonds (06/17)	223	(450,001)
United Kingdom Gilt (06/17)	32	(99,911)

		(1,771,924)

Total Futures Contracts		($606,619)

(e)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	2,815,400	USD	900,000	04/17	DUB	($1,505)
BRL	2,502,500	USD	789,831	04/17	JPM	8,807
CAD	7,489,360	USD	5,628,783	04/17	BRC	4,391
CAD	351,000	USD	261,181	04/17	HSB	2,774
CAD	993,000	USD	742,853	04/17	JPM	3,891
DKK	14,443,000	USD	2,076,853	04/17	JPM	(5,458)
EUR	1,040,000	USD	1,110,938	04/17	BOA	(468)
EUR	1,697,692	USD	1,809,544	04/17	BOA	3,184
EUR	637,000	USD	676,627	04/17	BRC	3,049
EUR	5,708,000	USD	6,128,456	04/17	SCB	(38,051)
GBP	2,467,000	USD	3,017,462	04/17	CIT	74,882
GBP	3,116,000	USD	3,870,754	04/17	HSB	33,639
GBP	501,000	USD	609,249	04/17	UBS	18,512
IDR	36,335,220,000	USD	2,694,092	04/17	CIT	26,866
IDR	5,414,010,000	USD	381,000	05/17	HSB	23,233
INR	280,700,000	USD	4,061,641	04/17	CIT	249,083
JPY	130,589,637	USD	1,134,684	04/17	CIT	39,265
KRW	1,930,360,880	USD	1,666,000	06/17	JPM	61,866
SGD	1,708,000	USD	1,202,383	06/17	JPM	19,408
TWD	79,621,170	USD	2,570,000	06/17	JPM	64,195
USD	888,587	BRL	2,815,400	04/17	DUB	(9,908)
USD	800,000	BRL	2,502,500	04/17	JPM	1,362
USD	796,822	CAD	1,059,360	04/17	BRC	(11)
USD	2,706,629	CAD	3,559,360	04/17	BRC	29,535
USD	1,808,928	CAD	2,410,000	04/17	JPM	(3,412)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	330,250	CNH	2,275,254	04/17	BOA	($295)
USD	2,514,424	CNH	17,650,000	04/17	CIT	(49,734)
USD	6,683,273	CNY	46,696,029	04/17	BRC	(83,875)
USD	11,626,243	DKK	76,623,000	04/17	HSB	637,078
USD	2,280,258	DKK	14,948,000	07/17	BRC	126,354
USD	9,032,006	DKK	58,979,000	10/17	HSB	491,850
USD	8,528,135	DKK	58,024,000	01/18	JPM	77,291
USD	1,337,290	DKK	9,128,000	01/18	UBS	7,852
USD	2,519,936	DKK	17,162,000	04/18	JPM	5,893
USD	3,497,549	DKK	23,664,000	04/18	UBS	31,036
USD	3,415,060	EUR	3,203,091	04/17	CIT	(5,072)
USD	215,061	EUR	204,000	04/17	HSB	(2,606)
USD	186,941	EUR	173,000	04/17	HSB	2,352
USD	72,185	EUR	68,000	04/17	SCB	(370)
USD	6,258,927	EUR	5,900,000	04/17	UBS	(36,341)
USD	6,000,902	EUR	5,583,000	05/17	SCB	36,351
USD	162,903	GBP	131,000	04/17	BRC	(1,242)
USD	4,329,225	GBP	3,486,000	04/17	UBS	(38,784)
USD	3,873,200	GBP	3,116,000	05/17	HSB	(33,749)
USD	1,733,475	JPY	195,952,000	04/17	BRC	(28,055)
USD	8,712,893	JPY	1,020,000,000	04/17	JPM	(451,289)
USD	95,455	JPY	10,700,000	04/17	SCB	(671)
USD	4,857,658	JPY	560,000,000	04/17	UBS	(176,152)
USD	6,746,560	JPY	760,000,000	05/17	JPM	(90,151)
USD	1,706,897	JPY	190,000,000	05/17	UBS	(2,281)
USD	553,247	KRW	637,036,377	06/17	SCB	(16,964)
USD	7,418,432	KRW	8,393,499,757	06/17	UBS	(94,591)
USD	10,151,121	MXN	198,105,506	04/17	BRC	(402,103)
USD	3,928,327	MXN	85,896,797	04/17	CIT	(645,457)
USD	5,675,079	SGD	7,966,392	06/17	DUB	(23,555)
USD	3,232,996	TWD	102,040,000	04/17	CIT	(133,013)
USD	1,871,438	TWD	59,100,000	04/17	JPM	(78,103)
USD	3,534,619	TWD	108,929,900	06/17	SCB	(69,228)
USD	8,583,201	TWD	262,062,306	06/17	UBS	(86,894)
USD	200,000	ZAR	2,668,000	04/17	JPM	1,274
ZAR	2,668,000	USD	200,000	04/17	RBS	(1,274)

Total Forward Foreign Currency Contracts						($525,389)

(f)	Purchased options outstanding as of March 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - MXN versus USD	MXN 20.52	04/06/17	BRC	$10,180,000	$117,274	$957,492

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	$900,000	$88,800	$47,421
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	300,000	29,340	14,968

							$118,140	$62,389

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - EUR FX (04/17)	$1.07	04/07/17	CME	8	$6,176	$5,400
Call - U.S. Treasury 10-Year Notes (05/17)	123.00	04/21/17	CME	8	5,542	13,125
Call - U.S. Treasury 10-Year Notes (05/17)	123.50	04/21/17	CME	5	2,516	6,016
Call - U.S. Treasury 10-Year Notes (05/17)	124.75	04/21/17	CME	35	12,692	13,672
Call - U.S. Treasury 10-Year Notes (05/17)	128.50	04/21/17	CME	300	5,663	4,688
Call - U.S. Treasury 10-Year Notes (05/17)	130.50	04/21/17	CME	200	3,775	—
Call - U.S. Treasury 30-Year Bonds (05/17)	147.00	04/21/17	CME	8	12,339	32,000
Call - U.S. Treasury 30-Year Bonds (05/17)	148.00	04/21/17	CME	8	10,245	24,875
Call - U.S. Treasury 30-Year Bonds (05/17)	150.50	04/21/17	CME	3	3,432	3,984
Call - U.S. Treasury 30-Year Bonds (05/17)	151.00	04/21/17	CME	1	1,144	1,078
Call - U.S. Treasury 30-Year Bonds (05/17)	151.50	04/21/17	CME	3	3,057	2,578

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - Euro-Bund (05/17)	EUR 169.00	04/21/17	CME	300	$3,754	$3,200
Call - EUR FX (05/17)	$1.08	05/05/17	CME	20	28,003	20,400
Call - EUR FX (05/17)	1.09	05/05/17	CME	3	3,572	2,213
Call - CAD FX (05/17)	75.50	05/05/17	CME	4	2,053	2,120

					103,963	135,349

Put - EUR FX (04/17)	1.05	04/07/17	CME	8	7,926	200
Put - CAD FX (04/17)	74.00	04/07/17	CME	4	1,653	40
Put - AUD FX (04/17)	75.00	04/07/17	CME	8	4,956	240
Put - JPY FX (04/17)	89.50	04/07/17	CME	8	4,776	1,800
Put - U.S. Treasury 5-Year Notes (05/17)	111.75	04/21/17	CME	310	5,851	—
Put - U.S. Treasury 5-Year Notes (05/17)	113.25	04/21/17	CME	300	5,663	—
Put - U.S. Treasury 5-Year Notes (05/17)	114.75	04/21/17	CME	200	3,775	1,563
Put - JPY FX (05/17)	88.00	05/05/17	CME	4	3,963	1,400
Put - U.S. Treasury 5-Year Notes (06/17)	98.00	05/26/17	CME	7	60	—
Put - U.S. Treasury 5-Year Notes (06/17)	99.50	05/26/17	CME	64	548	—
Put - U.S. Treasury 5-Year Notes (06/17)	101.50	05/26/17	CME	810	8,961	—
Put - U.S. Treasury 5-Year Notes (06/17)	103.00	05/26/17	CME	81	694	—
Put - U.S. Treasury 10-Year Notes (06/17)	106.00	05/26/17	CME	8	69	—
Put - U.S. Treasury 5-Year Notes (06/17)	108.00	05/26/17	CME	533	4,568	—
Put - U.S. Treasury 10-Year Notes (06/17)	109.00	05/26/17	CME	50	424	—
Put - U.S. Treasury 10-Year Notes (06/17)	110.00	05/26/17	CME	96	823	—
Put - U.S. Treasury 10-Year Notes (06/17)	110.50	05/26/17	CME	81	663	—
Put - U.S. Treasury 10-Year Notes (06/17)	111.00	05/26/17	CME	18	154	—
Put - U.S. Treasury 10-Year Notes (06/17)	112.00	05/26/17	CME	16	137	—
Put - Euro-Bund (05/17)	EUR 142.00	05/26/17	CME	5	58	53
Put - Euro-Bund (05/17)	142.50	05/26/17	CME	74	863	789
Put - Euro-Bund (05/17)	143.00	05/26/17	CME	42	481	448
Put - Euro-Bund (05/17)	143.50	05/26/17	CME	1	12	11
Put - Euro-Bund (05/17)	145.00	05/26/17	CME	54	619	576
Put - Eurodollar (06/17)	$98.50	06/19/17	CME	381	11,084	2,381

					68,781	9,501

					$172,744	$144,850

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 3.500% due 04/12/47	$70.00	04/05/17	JPM	$7,000,000	$273	$—

Total Purchased Options					$408,431	$1,164,731

(g)	Transactions in written options for the year ended March 31, 2017 were as follows:

	Number of Contracts	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in $	Premium
Outstanding, March 31, 2016	440	1,100,000	10,600,000	—	53,175,000	$666,690
Call Options Written	577	1,400,000	1,800,000	1,000,000	36,500,000	1,603,349
Put Options Written	357	1,100,000	—	—	13,670,000	759,852
Call Options Closed	—	—	—	—	(5,400,000)	(38,475)
Put Options Closed	—	—	—	—	—	(102,315)
Call Options Expired	(276)	(2,500,000)	(6,100,000)	(1,000,000)	(30,875,000)	(1,485,624)
Put Options Expired	(164)	(1,100,000)	(6,300,000)	—	(45,270,000)	(728,912)

Outstanding, March 31, 2017	934	—	—	—	21,800,000	$674,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

(h)	Premiums received and value of written options outstanding as of March 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CAD versus USD	CAD 1.36	04/07/17	BRC	$800,000	$2,368	($30)
Call - ZAR versus USD	ZAR 12.98	04/25/17	SCB	300,000	5,799	(13,140)
Call - ZAR versus USD	13.10	04/25/17	JPM	900,000	7,168	(33,776)
Call - ZAR versus USD	13.55	04/25/17	HSB	1,500,000	13,313	(29,692)
Call - BRL versus USD	BRL 3.23	04/26/17	JPM	600,000	3,165	(3,115)
Call - ZAR versus USD	ZAR 14.00	05/02/17	JPM	800,000	7,560	(7,560)
Call - ZAR versus USD	13.58	06/27/17	HSB	200,000	2,540	(7,429)
Call - BRL versus USD	BRL 3.51	09/27/17	JPM	3,900,000	60,450	(59,870)

					$102,363	($154,612)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/20	CIT	$1,200,000	$10,320	($8)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	09/29/20	CIT	600,000	7,740	(36)

						$18,060	($44)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	$1,200,000	$26,727	($11,025)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	3,800,000	84,793	(34,913)

							$111,520	($45,938)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - U.S. Treasury 30-Year Bonds (04/17)	$152.50	04/07/17	CME	3	$928	($422)
Call - U.S. Treasury 5-Year Notes (05/17)	117.50	04/21/17	CME	28	6,018	(12,031)
Call - U.S. Treasury 5-Year Notes (05/17)	117.75	04/21/17	CME	17	5,390	(4,914)
Call - U.S. Treasury 5-Year Notes (05/17)	118.00	04/21/17	CME	6	918	(1,078)
Call - U.S. Treasury 5-Year Notes (05/17)	119.25	04/21/17	CME	85	12,864	(1,328)
Call - U.S. Treasury 10-Year Notes (05/17)	124.00	04/21/17	CME	24	7,969	(19,500)
Call - U.S. Treasury 10-Year Notes (05/17)	124.50	04/21/17	CME	50	17,259	(25,781)
Call - U.S. Treasury 10-Year Notes (05/17)	125.00	04/21/17	CME	11	4,777	(3,266)
Call - U.S. Treasury 10-Year Notes (05/17)	127.00	04/21/17	CME	41	9,882	(1,281)
Call - U.S. Treasury 30-Year Bonds (05/17)	149.00	04/21/17	CME	3	2,100	(6,938)
Call - U.S. Treasury 30-Year Bonds (05/17)	150.00	04/21/17	CME	8	6,849	(13,000)
Call - U.S. Treasury 30-Year Bonds (05/17)	152.00	04/21/17	CME	5	1,703	(3,359)
Call - U.S. Treasury 30-Year Bonds (05/17)	153.00	04/21/17	CME	25	17,231	(10,156)
Call - U.S. Treasury 30-Year Bonds (05/17)	154.00	04/21/17	CME	3	1,865	(750)
Call - Euro-Bund (05/17)	EUR 161.00	04/21/17	CME	25	13,262	(25,070)
Call - U.S. Treasury 5-Year Notes (06/17)	$ 117.50	05/26/17	CME	16	6,948	(10,625)
Call - U.S. Treasury 10-Year Notes (06/17)	125.00	05/26/17	CME	26	14,166	(18,281)
Call - U.S. Treasury 10-Year Notes (06/17)	127.00	05/26/17	CME	69	29,026	(15,094)
Call - U.S. Treasury 10-Year Notes (06/17)	127.50	05/26/17	CME	23	6,535	(3,594)
Call - U.S. Treasury 10-Year Notes (06/17)	128.00	05/26/17	CME	11	3,746	(1,375)
Call - U.S. Treasury 30-Year Bonds (06/17)	151.00	05/26/17	CME	5	9,031	(10,234)
Call - U.S. Treasury 30-Year Bonds (06/17)	152.00	05/26/17	CME	31	29,556	(49,891)
Call - U.S. Treasury 30-Year Bonds (06/17)	153.00	05/26/17	CME	11	17,339	(13,750)
Call - Euro-Bund (06/17)	EUR 164.00	05/26/17	CME	26	15,803	(16,365)
Call - Euro-Bund (06/17)	165.00	05/26/17	CME	25	19,186	(10,935)

					260,351	(279,018)

Put - EUR FX (04/17)	$1.07	04/07/17	CME	5	2,721	(2,000)
Put - EUR FX (04/17)	1.08	04/07/17	CME	8	6,174	(9,300)
Put - AUD FX (04/17)	76.00	04/07/17	CME	3	1,010	(570)
Put - JPY FX (04/17)	86.00	04/07/17	CME	38	25,701	(238)
Put - JPY FX (04/17)	87.00	04/07/17	CME	45	32,541	(281)
Put - JPY FX (04/17)	89.00	04/07/17	CME	4	1,087	(400)
Put - U.S. Treasury 5-Year Notes (05/17)	116.00	04/21/17	CME	70	12,491	(1,094)
Put - U.S. Treasury 5-Year Notes (05/17)	117.00	04/21/17	CME	10	1,491	(781)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Put - U.S. Treasury 10-Year Notes (05/17)	$121.00	04/21/17	CME	41	$10,132	($641)
Put - U.S. Treasury 10-Year Notes (05/17)	123.50	04/21/17	CME	24	6,656	(3,375)
Put - U.S. Treasury 10-Year Notes (05/17)	124.00	04/21/17	CME	12	3,899	(3,000)
Put - U.S. Treasury 10-Year Notes (05/17)	124.50	04/21/17	CME	11	5,121	(4,984)
Put - U.S. Treasury 30-Year Bonds (05/17)	149.00	04/21/17	CME	12	7,742	(5,625)
Put - U.S. Treasury 10-Year Notes (06/17)	119.50	05/26/17	CME	12	2,961	(375)
Put - U.S. Treasury 10-Year Notes (06/17)	121.00	05/26/17	CME	11	3,058	(859)
Put - Euro-Bund (06/17)	EUR 156.00	05/26/17	CME	26	11,765	(3,051)
Put - Euro-Bund (06/17)	157.00	05/26/17	CME	25	22,018	(5,067)

					156,568	(41,641)

					$416,919	($320,659)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - Fannie Mae 3.500% due 05/11/47	$100.42	05/04/17	JPM	$2,000,000	$8,359	($1,493)
Put - Fannie Mae 3.500% due 05/11/47	100.66	05/04/17	JPM	4,000,000	17,344	(4,036)

					$25,703	($5,529)

Total Written Options					$674,565	($526,782)

(i)	Swap agreements outstanding as of March 31, 2017 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/17 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	1.000%	03/20/19	GSC	0.485%	$1,800,000	$18,678	($16,452)	$35,130
Colombia Government	1.000%	03/20/19	HSB	0.485%	3,500,000	36,318	(28,642)	64,960
Petrobras Global Finance BV	1.000%	12/20/19	GSC	1.576%	300,000	(4,485)	(32,995)	28,510
Citigroup Inc	1.000%	12/20/20	JPM	0.476%	900,000	17,296	3,084	14,212

						67,807	(75,005)	142,812

			Exchange
Volkswagen International Finance NV	1.000%	06/20/17	ICE	0.189%	EUR 1,300,000	2,445	2,269	176
Tesco PLC	1.000%	06/20/21	ICE	1.527%	800,000	(18,655)	(36,183)	17,528

						(16,210)	(33,914)	17,704

						$51,597	($108,919)	$160,516

Credit Default Swaps on Credit Indices - Buy Protection (4)
Referenced Obligation		Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY 27 2Y		5.000%	12/20/21	CME	$7,276,500	($573,376)	($514,744)	($58,632)
CDX HY 28 2Y		5.000%	06/20/22	CME	820,000	59,614	—	59,614

						($513,762)	($514,744)	$982

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Credit Default Swaps on Credit Indices - Sell Protection (1)
Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 9 10Y	0.548%	12/20/17	GSC	$96,450	$385	$—	$385

			Exchange
CDX IG 23 5Y	1.000%	12/20/19	CME	990,000	17,094	13,423	3,671
CDX IG 25 5Y	1.000%	12/20/20	CME	2,290,000	48,950	4,198	44,752
CDX IG 27 5Y	1.000%	12/20/21	CME	8,890,000	164,612	143,532	21,080
CDX IG 28 5Y	1.000%	06/20/22	CME	4,450,000	73,625	70,621	3,004

					304,281	231,774	72,507

					$304,666	$231,774	$72,892

					($157,499)	($391,889)	$234,390

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.597%	03/29/19	$7,860,000	($3,261)	$—	($3,261)
3-Month USD-LIBOR	CME	1.138%	10/17/19	12,330,000	(181,880)	—	(181,880)
3-Month USD-LIBOR	CME	1.185%	06/13/21	6,780,000	(217,948)	—	(217,948)
3-Month USD-LIBOR	CME	2.054%	03/31/22	1,330,000	(724)	—	(724)

					($403,813)	$—	($403,813)

Interest Rate Swaps - Receive Floating Rate
Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	1.250%	06/21/19	$800,000	$7,458	($1,958)	$9,416
3-Month USD-LIBOR	LCH	2.000%	12/16/19	700,000	(4,366)	(15,635)	11,269
3-Month USD-LIBOR	CME	1.250%	06/21/20	6,300,000	119,152	143,709	(24,557)
3-Month USD-LIBOR	CME	1.250%	06/21/21	18,500,000	554,265	558,224	(3,959)
3-Month USD-LIBOR	CME	1.250%	06/21/22	2,000,000	84,002	83,714	288
3-Month USD-LIBOR	CME	1.897%	08/31/22	10,000,000	105,345	—	105,345
6-Month GBP-LIBOR	LCH	1.000%	09/20/22	GBP 5,300,000	(22,924)	(34,749)	11,825
3-Month USD-LIBOR	CME	1.900%	11/30/22	$20,584,000	252,192	—	252,192
3-Month USD-LIBOR	LCH	2.250%	12/16/22	17,900,000	(125,309)	(427,592)	302,283
3-Month USD-LIBOR	CME	1.267%	05/15/23	36,224,000	1,888,353	627,471	1,260,882
6-Month JPY-LIBOR	CME	0.300%	03/18/26	JPY 1,430,000,000	(81,448)	(84,257)	2,809
3-Month USD-LIBOR	CME	1.580%	06/13/26	$6,760,000	451,532	954	450,578
3-Month USD-LIBOR	LCH	2.250%	06/15/26	1,900,000	16,014	6,758	9,256

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month GBP-LIBOR	LCH	1.500%	09/20/27	GBP 6,000,000	($174,328)	($156,701)	($17,627)
3-Month USD-LIBOR	CME	2.750%	12/16/45	$22,900,000	(282,646)	(1,100,242)	817,596
3-Month JPY-LIBOR	CME	0.641%	05/09/46	JPY 187,300,000	99,779	—	99,779
3-Month USD-LIBOR	CME	2.500%	06/15/46	$700,000	28,713	(30,146)	58,859
3-Month USD-LIBOR	LCH	2.500%	06/15/46	400,000	13,258	2,082	11,176
3-Month CAD-CDOR	CME	1.750%	12/16/46	CAD 300,000	32,715	(4,049)	36,764

					$2,961,757	($432,417)	$3,394,174

					$2,557,944	($432,417)	$2,990,361

Total Swap Agreements					$2,400,445	($824,306)	$3,224,751

(j)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$256,997,980	$—	$256,997,980	$—
	Senior Loan Notes	19,100,551	—	19,100,551	—
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	37,409,021	—	36,396,066	1,012,955
	Collateralized Mortgage Obligations - Residential	52,360,509	—	52,360,509	—
	Fannie Mae	154,633,230	—	154,633,230	—
	Freddie Mac	40,758,347	—	40,758,347	—
	Government National Mortgage Association	27,351,886	—	27,351,886	—

	Total Mortgage-Backed Securities	312,512,993	—	311,500,038	1,012,955

	Asset-Backed Securities	54,985,201	—	54,368,451	616,750
	U.S. Government Agency Issues	7,356,466	—	7,356,466	—
	U.S. Treasury Obligations	141,329,898	—	141,329,898	—
	Foreign Government Bonds & Notes	34,343,091	—	34,343,091	—
	Municipal Bonds	7,035,738	—	7,035,738	—
	Short-Term Investments	110,635,846	63,162,260	47,473,586	—
	Derivatives:
	Credit Contracts
	Swaps	439,017	—	439,017	—
	Foreign Currency Contracts
	Futures	315,729	315,729	—	—
	Forward Foreign Currency Contracts	2,085,273	—	2,085,273	—
	Purchased Options	991,305	—	991,305	—

	Total Foreign Currency Contracts	3,392,307	315,729	3,076,578	—

	Interest Rate Contracts
	Futures	1,210,466	1,210,466	—	—
	Purchased Options	173,426	—	173,426	—
	Swaps	3,652,778	—	3,652,778	—

	Total Interest Rate Contracts	5,036,670	1,210,466	3,826,204	—

	Total Assets - Derivatives	8,867,994	1,526,195	7,341,799	—

	Total Assets	953,165,758	64,688,455	886,847,598	1,629,705

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(596,516)	—	(596,516)	—
	Foreign Currency Contracts
	Futures	(492,943)	(492,943)	—	—
	Forward Foreign Currency Contracts	(2,610,662)	—	(2,610,662)	—
	Written Options	(167,401)	—	(167,401)	—

	Total Foreign Currency Contracts	(3,271,006)	(492,943)	(2,778,063)	—

	Interest Rate Contracts
	Futures	(1,639,871)	(1,639,871)	—	—
	Written Options	(359,381)	—	(359,381)	—
	Swaps	(1,094,834)	—	(1,094,834)	—

	Total Interest Rate Contracts	(3,094,086)	(1,639,871)	(1,454,215)	—

	Total Liabilities - Derivatives	(6,961,608)	(2,132,814)	(4,828,794)	—

	Total Liabilities	(6,961,608)	(2,132,814)	(4,828,794)	—

	Total	$946,204,150	$62,555,641	$882,018,804	$1,629,705

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2017

Certain liabilities of the Fund are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2017 such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($43,991,628)	$—	($43,991,628)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 50.6%

Basic Materials - 2.0%

Anglo American Capital PLC (United Kingdom) 2.625% due 09/27/17 ~	$730,000	$730,913
Goldcorp Inc (Canada) 2.125% due 03/15/18	505,000	506,340
International Paper Co 7.950% due 06/15/18	1,100,000	1,178,795
INVISTA Finance LLC 4.250% due 10/15/19 ~	315,000	325,238
LyondellBasell Industries NV 6.000% due 11/15/21	200,000	226,624
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	325,000	334,614

		3,302,524

Communications - 3.6%

Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	695,000	698,802
AT&T Inc 2.300% due 03/11/19	550,000	552,891
Baidu Inc (China) 2.750% due 06/09/19	410,000	415,360
Charter Communications Operating LLC 3.579% due 07/23/20	415,000	427,410
Cisco Systems Inc 1.400% due 09/20/19	350,000	347,263
CSC Holdings LLC 10.875% due 10/15/25 ~	200,000	241,000
JD.com Inc (China) 3.125% due 04/29/21	370,000	369,197
Omnicom Group Inc 6.250% due 07/15/19	510,000	556,785
Telefonica Emisiones SAU (Spain) 3.192% due 04/27/18	500,000	506,608
Tencent Holdings Ltd (China) 2.875% due 02/11/20 ~	200,000	202,127
The Interpublic Group of Cos Inc 2.250% due 11/15/17	295,000	296,037
Thomson Reuters Corp 1.650% due 09/29/17	250,000	250,101
Time Warner Cable LLC
5.850% due 05/01/17	380,000	381,174
6.750% due 07/01/18	350,000	370,194
8.250% due 04/01/19	325,000	362,471

		5,977,420

Consumer, Cyclical - 5.4%

Brinker International Inc 2.600% due 05/15/18	545,000	546,439
CVS Health Corp 1.900% due 07/20/18	175,000	175,387
Daimler Finance North America LLC (Germany)
1.650% due 05/18/18 ~	475,000	474,511
1.750% due 10/30/19 ~	165,000	163,297
2.375% due 08/01/18 ~	325,000	327,386
Delphi Automotive PLC 3.150% due 11/19/20	340,000	347,104
Delta Air Lines Inc 2.875% due 03/13/20	410,000	413,635
Dollar Tree Inc 5.250% due 03/01/20	100,000	103,145
Ford Motor Credit Co LLC
1.684% due 09/08/17	200,000	199,972
2.021% due 05/03/19	250,000	248,907
2.375% due 01/16/18	200,000	200,906
3.000% due 06/12/17	460,000	461,323

	Principal Amount	Value
General Motors Co 3.500% due 10/02/18	$175,000	$178,736
General Motors Financial Co Inc
2.350% due 10/04/19	420,000	420,743
3.100% due 01/15/19	200,000	203,300
4.750% due 08/15/17	200,000	202,193
GLP Capital LP 4.375% due 11/01/18	650,000	670,313
Hilton Domestic Operating Co Inc 4.250% due 09/01/24 ~	125,000	124,063
Hyundai Capital America
1.750% due 09/27/19 ~	175,000	172,060
2.400% due 10/30/18 ~	125,000	125,579
2.500% due 03/18/19 ~	625,000	627,391
2.875% due 08/09/18 ~	175,000	176,898
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	200,000	201,534
International Game Technology 7.500% due 06/15/19	140,000	152,600
Newell Brands Inc 2.050% due 12/01/17	590,000	591,988
Nissan Motor Acceptance Corp (Japan)
1.550% due 09/13/19 ~	300,000	295,851
1.950% due 09/12/17 ~	275,000	275,286
PACCAR Financial Corp 1.200% due 08/12/19	85,000	83,811
QVC Inc 3.125% due 04/01/19	50,000	50,793
Toyota Motor Credit Corp 1.550% due 07/13/18	175,000	175,208
Volkswagen Group of America Finance LLC (Germany) 1.250% due 05/23/17 ~	450,000	449,781
Walgreens Boots Alliance Inc 1.750% due 05/30/18	175,000	175,255

		9,015,395

Consumer, Non-Cyclical - 7.6%

Abbott Laboratories
2.350% due 11/22/19	845,000	848,924
2.900% due 11/30/21	225,000	226,201
AbbVie Inc
1.800% due 05/14/18	725,000	725,982
2.300% due 05/14/21	125,000	123,539
Actavis Funding SCS 2.350% due 03/12/18	460,000	462,094
Actavis Inc 1.875% due 10/01/17	405,000	405,432
Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	400,000	400,729
Anstock II Ltd (Taiwan) 2.125% due 07/24/17 ~	430,000	429,809
Anthem Inc 2.300% due 07/15/18	500,000	502,355
Baxalta Inc
1.936% due 06/22/18 §	40,000	40,047
2.000% due 06/22/18	50,000	50,097
Bunge Ltd Finance Corp
3.200% due 06/15/17	430,000	431,467
3.500% due 11/24/20	55,000	56,474
8.500% due 06/15/19	275,000	312,074
Catholic Health Initiatives
1.600% due 11/01/17	65,000	64,942
2.600% due 08/01/18	130,000	130,820
Celgene Corp
1.900% due 08/15/17	161,000	161,144
2.125% due 08/15/18	225,000	226,131
2.300% due 08/15/18	325,000	327,495
EMD Finance LLC (Germany) 1.700% due 03/19/18 ~	336,000	335,731

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
ERAC USA Finance LLC
2.800% due 11/01/18 ~	$400,000	$404,966
6.375% due 10/15/17 ~	140,000	143,338
Experian Finance PLC (United Kingdom) 2.375% due 06/15/17 ~	300,000	300,428
Express Scripts Holding Co 2.250% due 06/15/19	415,000	415,719
HPHT Finance Ltd (Hong Kong) 2.250% due 03/17/18 ~	405,000	404,837
Humana Inc 2.625% due 10/01/19	835,000	844,601
Imperial Brands Finance PLC (United Kingdom)
2.050% due 02/11/18 ~	500,000	500,648
2.050% due 07/20/18 ~	400,000	400,378
Medco Health Solutions Inc 4.125% due 09/15/20	80,000	83,845
Perrigo Co PLC 2.300% due 11/08/18	200,000	201,052
Perrigo Finance Unlimited Co 3.500% due 03/15/21	200,000	204,068
Reynolds American Inc
2.300% due 06/12/18	250,000	251,562
8.125% due 06/23/19	300,000	338,368
S&P Global Inc 2.500% due 08/15/18	35,000	35,286
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	925,000	918,173
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.400% due 07/20/18	400,000	397,752
1.700% due 07/19/19	465,000	459,913
2.200% due 07/21/21	250,000	240,772

		12,807,193

Diversified - 0.1%

Hutchison Whampoa International Ltd (Hong Kong) 1.625% due 10/31/17 ~	220,000	219,929

Energy - 4.6%

Cameron International Corp 1.400% due 06/15/17	165,000	165,083
Canadian Natural Resources Ltd (Canada)
1.750% due 01/15/18	175,000	174,998
5.700% due 05/15/17	240,000	241,114
China Shenhua Overseas Capital Co Ltd (China)
2.500% due 01/20/18 ~	800,000	803,127
3.125% due 01/20/20 ~	300,000	303,766
CNOOC Nexen Finance ULC (China) 1.625% due 04/30/17	245,000	245,059
Columbia Pipeline Group Inc 2.450% due 06/01/18	130,000	130,659
ConocoPhillips Co 1.050% due 12/15/17	90,000	89,678
DCP Midstream Operating LP 2.500% due 12/01/17	1,065,000	1,065,000
Encana Corp (Canada) 6.500% due 05/15/19	25,000	27,014
Energy Transfer Equity LP 7.500% due 10/15/20	305,000	341,600
Energy Transfer Partners LP 6.700% due 07/01/18	345,000	363,974
Enterprise Products Operating LLC 1.650% due 05/07/18	255,000	254,784
Kinder Morgan Energy Partners LP 5.950% due 02/15/18	55,000	56,888
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	225,000	232,075
Marathon Oil Corp 6.000% due 10/01/17	580,000	592,744

	Principal Amount	Value
Murphy Oil Corp 3.500% due 12/01/17	$1,145,000	$1,150,725
ONEOK Partners LP 3.200% due 09/15/18	40,000	40,569
Panhandle Eastern Pipe Line Co LP 6.200% due 11/01/17	20,000	20,475
Petroleos Mexicanos (Mexico)
3.125% due 01/23/19	80,000	80,520
3.500% due 07/23/20	250,000	252,813
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	550,000	593,035
Spectra Energy Partners LP 2.950% due 09/25/18	540,000	547,331

		7,773,031

Financial - 17.8%

ABN AMRO Bank NV (Netherlands) 2.100% due 01/18/19 ~	245,000	245,185
AerCap Ireland Capital DAC (Netherlands)
3.500% due 05/26/22	150,000	151,300
3.950% due 02/01/22	150,000	154,197
Air Lease Corp
2.125% due 01/15/18	185,000	185,384
2.125% due 01/15/20	370,000	367,411
Ally Financial Inc
3.250% due 11/05/18	250,000	252,345
3.500% due 01/27/19	650,000	656,500
American Express Co 1.640% due 05/22/18 §	350,000	351,386
American Express Credit Corp 2.200% due 03/03/20	195,000	195,632
American International Group Inc
2.300% due 07/16/19	250,000	251,035
5.850% due 01/16/18	175,000	180,597
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	200,000	198,750
Bank of America Corp
1.700% due 08/25/17	200,000	200,379
2.000% due 01/11/18	400,000	401,102
2.190% due 01/20/23 §	295,000	299,298
2.503% due 10/21/22	95,000	92,647
5.650% due 05/01/18	175,000	182,113
6.400% due 08/28/17	640,000	652,497
6.875% due 04/25/18	155,000	163,140
Banque Federative du Credit Mutuel SA (France) 2.500% due 10/29/18 ~	425,000	427,689
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	590,000	605,618
Barclays PLC (United Kingdom) 2.780% due 01/10/23 §	375,000	379,252
BB&T Corp 2.050% due 06/19/18	250,000	251,187
Berkshire Hathaway Finance Corp 1.700% due 03/15/19	205,000	205,397
Berkshire Hathaway Inc 1.150% due 08/15/18	110,000	109,462
BPCE SA (France) 2.500% due 12/10/18	600,000	604,163
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	35,000	35,875
Capital One NA
1.650% due 02/05/18	250,000	250,012
1.850% due 09/13/19	665,000	659,163
Citigroup Inc
1.550% due 08/14/17	275,000	274,978
1.800% due 02/05/18	500,000	500,364
1.850% due 11/24/17	300,000	300,573
1.945% due 01/10/20 §	310,000	311,162
2.050% due 06/07/19	325,000	324,864
2.900% due 12/08/21	310,000	311,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Citizens Bank NA
2.300% due 12/03/18	$605,000	$608,215
2.450% due 12/04/19	300,000	302,430
CNA Financial Corp
6.950% due 01/15/18	50,000	51,959
7.350% due 11/15/19	110,000	124,206
CNO Financial Group Inc 4.500% due 05/30/20	75,000	77,813
Commonwealth Bank of Australia (Australia) 1.750% due 11/02/18	690,000	689,057
Credit Agricole SA (France) 2.585% due 01/10/22 § ~	250,000	252,219
Credit Suisse AG (Switzerland) 1.375% due 05/26/17	250,000	250,045
Crown Castle International Corp REIT
2.250% due 09/01/21	255,000	248,129
3.400% due 02/15/21	110,000	111,982
DDR Corp REIT 4.750% due 04/15/18	145,000	148,312
Discover Bank
2.000% due 02/21/18	325,000	325,347
2.600% due 11/13/18	250,000	252,409
7.000% due 04/15/20	410,000	457,613
Fidelity National Financial Inc 6.600% due 05/15/17	495,000	497,590
Grain Spectrum Funding LLC 4.000% due 10/10/18 ~	140,000	139,950
ING Groep NV (Netherlands) 2.302% due 03/29/22 §	205,000	205,451
JPMorgan Chase & Co
1.656% due 03/09/21 §	315,000	313,846
2.273% due 10/24/23 §	310,000	317,390
KeyBank NA 1.600% due 08/22/19	250,000	247,381
Kimco Realty Corp REIT 6.875% due 10/01/19	30,000	33,428
MassMutual Global Funding II 2.100% due 08/02/18 ~	400,000	402,468
Morgan Stanley
1.893% due 01/24/19 §	775,000	781,239
2.125% due 04/25/18	600,000	602,455
2.500% due 01/24/19	225,000	227,319
New York Life Global Funding 1.550% due 11/02/18 ~	425,000	424,352
PNC Bank NA 1.800% due 11/05/18	625,000	625,739
Principal Life Global Funding II 1.500% due 04/18/19 ~	200,000	198,351
Provident Cos Inc 7.000% due 07/15/18	31,000	32,894
Regions Bank
2.250% due 09/14/18	375,000	376,260
7.500% due 05/15/18	250,000	264,757
Reinsurance Group of America Inc 6.450% due 11/15/19	30,000	33,125
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	55,000	55,167
Simon Property Group LP REIT 2.350% due 01/30/22	135,000	132,820
Skandinaviska Enskilda Banken AB (Sweden) 1.500% due 09/13/19	250,000	246,248
Standard Chartered PLC (United Kingdom)
1.500% due 09/08/17 ~	195,000	194,809
2.100% due 08/19/19 ~	200,000	198,452
Sumitomo Mitsui Banking Corp (Japan) 1.950% due 07/23/18	400,000	400,794
SunTrust Banks Inc 2.500% due 05/01/19	160,000	161,728

	Principal Amount	Value
Swedbank AB (Sweden) 1.750% due 03/12/18 ~	$450,000	$450,035
The Bank of Tokyo-Mitsubishi UFJ Ltd (Japan)
2.150% due 09/14/18 ~	225,000	225,366
2.700% due 09/09/18 ~	210,000	212,162
The Goldman Sachs Group Inc
2.142% due 04/26/22 §	295,000	297,612
2.300% due 12/13/19	295,000	295,335
2.900% due 07/19/18	130,000	131,655
6.150% due 04/01/18	985,000	1,026,360
The Huntington National Bank 2.375% due 03/10/20	830,000	833,391
The Toronto-Dominion Bank (Canada)
1.400% due 04/30/18	250,000	249,681
1.450% due 09/06/18	190,000	189,605
Trinity Acquisition PLC 3.500% due 09/15/21	45,000	45,790
UBS Group Funding Switzerland AG (Switzerland) 2.376% due 05/23/23 § ~	835,000	837,451
Ventas Realty LP REIT
2.000% due 02/15/18	370,000	370,616
4.000% due 04/30/19	460,000	475,945
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	400,000	401,780
Voya Financial Inc 2.900% due 02/15/18	205,000	206,902
WEA Finance LLC REIT (Australia)
1.750% due 09/15/17 ~	600,000	600,220
2.700% due 09/17/19 ~	300,000	302,926
Wells Fargo & Co 2.153% due 01/24/23 §	430,000	435,100
Westpac Banking Corp (Australia) 2.250% due 07/30/18	400,000	402,809
XLIT Ltd (Bermuda) 2.300% due 12/15/18	150,000	151,002

		29,887,630

Industrial - 4.0%

AerCap Aviation Solutions BV 6.375% due 05/30/17	400,000	402,904
Agilent Technologies Inc 6.500% due 11/01/17	87,000	89,259
Amphenol Corp 1.550% due 09/15/17	95,000	95,014
Arrow Electronics Inc 6.875% due 06/01/18	275,000	289,781
Eagle Materials Inc 4.500% due 08/01/26	50,000	50,000
GATX Corp
2.375% due 07/30/18	470,000	473,191
2.500% due 07/30/19	35,000	35,352
2.600% due 03/30/20	65,000	65,872
Harris Corp 1.999% due 04/27/18	555,000	555,877
Kansas City Southern 2.350% due 05/15/20	235,000	232,972
Keysight Technologies Inc 3.300% due 10/30/19	700,000	711,169
Martin Marietta Materials Inc 2.252% due 06/30/17 §	305,000	305,511
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	170,000	171,036
2.875% due 07/17/18 ~	810,000	820,507
3.375% due 03/15/18 ~	248,000	251,902
3.750% due 05/11/17 ~	40,000	40,092
Rockwell Collins Inc 1.950% due 07/15/19	125,000	125,150
Roper Technologies Inc
2.050% due 10/01/18	645,000	647,234
2.800% due 12/15/21	95,000	95,199
3.000% due 12/15/20	25,000	25,488

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
SBA Tower Trust
2.240% due 04/15/43 ~	$300,000	$300,115
2.933% due 12/09/42 ~	170,000	170,119
3.598% due 04/15/43 ~	250,000	250,150
Stanley Black & Decker Inc
1.622% due 11/17/18	75,000	74,734
2.451% due 11/17/18	467,000	472,021

		6,750,649

Technology - 2.1%

Apple Inc 1.538% due 02/09/22 §	440,000	443,859
Broadcom Corp
2.375% due 01/15/20 ~	615,000	615,269
3.000% due 01/15/22 ~	190,000	189,637
DXC Technology Co 2.875% due 03/27/20 ~	280,000	282,514
Fidelity National Information Services Inc
1.450% due 06/05/17	165,000	164,987
2.250% due 08/15/21	250,000	245,046
Hewlett Packard Enterprise Co
2.450% due 10/05/17	660,000	662,014
2.850% due 10/05/18	740,000	749,049
Seagate HDD Cayman 3.750% due 11/15/18	135,000	138,459
Xerox Corp 5.625% due 12/15/19	75,000	80,528

		3,571,362

Utilities - 3.4%

Dominion Resources Inc
1.500% due 09/30/18 ~	120,000	118,906
1.875% due 12/15/18 ~	350,000	349,513
2.125% due 02/15/18 ~	200,000	200,034
2.962% due 07/01/19 §	45,000	45,660
Exelon Generation Co LLC 2.950% due 01/15/20	575,000	583,217
FirstEnergy Corp 2.750% due 03/15/18	145,000	145,562
Great Plains Energy Inc 2.500% due 03/09/20	180,000	181,132
NextEra Energy Capital Holdings Inc
1.649% due 09/01/18	75,000	74,799
2.056% due 09/01/17	35,000	35,117
2.300% due 04/01/19	200,000	201,300
NiSource Finance Corp 6.400% due 03/15/18	330,000	344,256
PPL Capital Funding Inc 1.900% due 06/01/18	410,000	409,880
San Diego Gas & Electric Co 1.914% due 02/01/22	139,286	137,637
Sempra Energy 1.625% due 10/07/19	265,000	262,492
TECO Finance Inc 1.755% due 04/10/18 §	300,000	300,201
The Cleveland Electric Illuminating Co 7.880% due 11/01/17	350,000	362,250
The Southern Co 1.850% due 07/01/19	625,000	621,884
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17 ~	1,240,000	1,240,083

		5,613,923

Total Corporate Bonds & Notes (Cost $84,899,649)		84,919,056

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 11.2%

Collateralized Mortgage Obligations - Commercial - 2.9%

BAMLL Commercial Mortgage Securities Trust 2.717% due 06/15/28 § ~	$205,000	$205,891
Banc of America Commercial Mortgage Trust
1.957% due 02/15/50	93,651	93,412
5.961% due 02/10/51 §	25,000	25,244
Citigroup Commercial Mortgage Trust
1.485% due 10/10/47	40,067	40,028
1.637% due 06/10/48	203,331	202,795
1.643% due 09/10/58	47,952	47,679
Commercial Mortgage Trust
1.443% due 08/10/49	69,444	68,332
1.445% due 12/10/47	156,570	156,075
1.604% due 10/10/48	71,794	71,490
1.667% due 07/10/50	195,539	195,563
1.732% due 02/13/32 § ~	180,000	180,618
1.770% due 02/10/49	8,672	8,632
1.848% due 11/10/49	601,487	597,728
1.965% due 02/10/50	98,410	98,074
3.009% due 08/10/46	350,000	356,233
3.221% due 10/10/48	200,000	205,370
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19	54,974	54,942
1.426% due 08/25/17	183,584	183,598
GS Mortgage Securities Trust
1.429% due 10/10/49	60,204	59,504
1.593% due 07/10/48	68,701	68,543
JP Morgan Chase Commercial Mortgage Securities Trust 1.462% due 08/15/49	228,729	225,602
JPMBB Commercial Mortgage Securities Trust
1.322% due 08/15/47	61,005	60,822
1.423% due 06/15/49	26,289	26,037
1.445% due 10/15/48	61,590	61,278
1.451% due 09/15/47	36,450	36,363
1.539% due 11/15/47	43,074	42,953
1.626% due 05/15/48	88,160	87,875
Morgan Stanley Bank of America Merrill Lynch Trust
1.389% due 09/15/49	398,261	392,219
1.597% due 05/15/49	21,847	21,689
1.686% due 10/15/47	147,927	147,983
1.706% due 05/15/48	144,598	144,027
Morgan Stanley Capital I Trust 1.638% due 05/15/48	134,733	134,368
Wells Fargo Commercial Mortgage Trust
1.441% due 10/15/49	50,124	49,700
1.471% due 04/15/50	134,790	134,323
1.531% due 05/15/48	120,391	119,984
1.577% due 01/15/59	54,528	54,117
WFRBS Commercial Mortgage Trust
1.390% due 11/15/47	29,214	29,101
1.663% due 10/15/57	83,109	83,091

		4,771,283

Collateralized Mortgage Obligations - Residential - 2.6%

Deutsche Alt-A Securities Inc Mortgage Loan Trust 1.382% due 04/25/35 §	128,049	113,261
DSLA Mortgage Loan Trust 1.818% due 09/19/44 §	399,971	377,616
Fannie Mae Connecticut Avenue Securities
2.127% due 09/25/29 §	515,000	516,032
2.282% due 04/25/29 §	273,330	275,859
3.082% due 08/25/28 §	144,218	146,011
Fannie Mae REMICS
1.482% due 11/25/46 §	468,087	468,077
5.000% due 08/25/19	30,996	31,539

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Freddie Mac REMICS 1.412% due 09/15/46 §	$1,532,445	$1,536,973
Freddie Mac Structured Agency Credit Risk Debt
2.082% due 05/25/25 §	72,892	73,075
2.182% due 08/25/29 §	248,394	249,334
2.732% due 09/25/28 §	161,397	162,432
GS Mortgage-Backed Securities Trust 2.478% due 07/25/44 § ~	49,616	49,183
HarborView Mortgage Loan Trust 1.418% due 05/19/35 §	99,367	91,729
JP Morgan Alternative Loan Trust 1.172% due 06/25/37 §	52,430	51,122
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	87,707	87,336
Structured Adjustable Rate Mortgage Loan Trust 3.468% due 11/25/34 §	107,995	110,502

		4,340,081

Fannie Mae - 5.6%

3.000% due 11/01/29-05/01/32	1,658,365	1,709,371
3.500% due 06/01/29-04/01/47	1,687,260	1,740,920
4.000% due 09/01/26-11/01/44	586,028	615,339
4.500% due 04/01/26-03/01/46	1,491,852	1,593,273
5.000% due 07/01/19-11/01/44	1,805,314	1,970,686
5.500% due 10/01/35-02/01/42	1,472,325	1,642,495
6.000% due 11/01/35-09/01/39	163,518	185,094

		9,457,178

Freddie Mac - 0.0%

5.000% due 10/01/17-04/01/18	5,007	5,154
5.500% due 01/01/20-12/01/39	44,550	49,114

		54,268

Government National Mortgage Association - 0.1%

6.000% due 07/15/36	164,002	189,773

Total Mortgage-Backed Securities (Cost $18,831,555)		18,812,583

ASSET-BACKED SECURITIES - 23.4%

Ally Auto Receivables Trust
2.040% due 12/15/19	40,000	40,218
2.410% due 01/15/21 ~	240,000	241,563
2.460% due 09/15/22	40,000	39,993
2.480% due 02/15/21	40,000	40,135
2.840% due 09/15/22	85,000	85,788
2.930% due 11/15/23	70,000	70,000
AmeriCredit Automobile Receivables Trust
1.530% due 07/08/21	165,000	164,226
1.600% due 07/08/19	300,000	300,224
1.700% due 07/08/20	75,000	75,116
1.810% due 10/08/20	25,000	25,053
2.290% due 11/08/19	270,000	271,153
2.300% due 03/08/21	400,000	402,760
2.400% due 01/08/21	400,000	403,541
2.470% due 11/09/20	75,000	75,721
2.580% due 09/08/20	590,000	596,001
2.710% due 08/18/22	100,000	100,464
2.710% due 09/08/22	315,000	312,915
2.890% due 01/10/22	385,000	389,048
3.000% due 06/08/21	110,000	111,542
3.340% due 08/08/21	135,000	136,702
ARI Fleet Lease Trust 1.820% due 07/15/24 ~	83,641	83,590
Ascentium Equipment Receivables LLC 1.930% due 03/11/19 ~	291,108	291,680

	Principal Amount	Value
Ascentium Equipment Receivables Trust
1.460% due 04/10/19 ~	$50,000	$49,930
1.750% due 11/13/18 ~	32,138	32,192
Avis Budget Rental Car Funding AESOP LLC
1.920% due 09/20/19 ~	675,000	675,118
2.100% due 03/20/19 ~	500,000	501,363
2.500% due 02/20/21 ~	240,000	241,057
2.620% due 09/20/19 ~	135,000	135,500
2.970% due 02/20/20 ~	350,000	355,610
3.660% due 02/20/20 ~	310,000	316,412
BMW Vehicle Lease Trust
1.430% due 09/20/19	75,000	74,772
1.980% due 05/20/20	480,000	481,931
2.180% due 06/22/20	185,000	185,960
California Republic Auto Receivables Trust 2.510% due 02/16/21	60,000	60,243
Capital Auto Receivables Asset Trust
1.540% due 08/20/20	60,000	59,926
1.620% due 03/20/19	200,000	200,223
1.630% due 01/20/21	40,000	39,867
1.730% due 09/20/19	155,000	155,276
1.730% due 04/20/20	75,000	75,127
2.130% due 05/20/20	450,000	452,607
3.220% due 05/20/19	495,000	499,909
Capital One Multi-Asset Execution Trust 1.330% due 06/15/22	325,000	321,638
CarMax Auto Owner Trust
1.400% due 08/15/21	205,000	203,417
1.520% due 02/16/21	95,000	94,703
1.690% due 08/15/19	45,000	45,030
1.930% due 11/15/19	65,000	65,115
2.560% due 02/15/22	315,000	314,311
3.270% due 03/15/22	155,000	156,140
CCG Receivables Trust
1.060% due 11/15/21 ~	42,976	42,958
1.460% due 11/14/18 ~	122,393	122,386
2.600% due 01/17/23 ~	675,000	676,421
Chase Issuance Trust 1.840% due 04/15/22	360,000	359,413
Chrysler Capital Auto Receivables Trust
1.360% due 01/15/20 ~	90,000	89,912
1.640% due 07/15/21 ~	85,000	84,759
3.440% due 08/16/21 ~	380,000	383,753
Citibank Credit Card Issuance Trust 1.750% due 11/19/21	495,000	494,323
Citigroup Mortgage Loan Trust Inc 1.142% due 06/25/37 §	72,999	72,392
CNH Equipment Trust
1.370% due 07/15/20	312,949	312,780
1.370% due 10/15/20	300,000	300,072
1.440% due 12/15/21	135,000	133,824
1.850% due 04/15/21	124,906	125,178
1.930% due 03/15/24	315,000	308,867
2.400% due 02/15/23	265,000	265,900
DB Master Finance LLC 3.262% due 02/20/45 ~	455,700	459,087
Discover Card Execution Note Trust 1.390% due 03/15/22	335,000	332,063
Domino’s Pizza Master Issuer LLC 5.216% due 01/25/42 ~	323,645	328,875
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 ~	93,016	92,505
Enterprise Fleet Financing LLC
1.300% due 09/20/20 ~	132,565	132,427
1.590% due 02/22/21 ~	205,645	205,680
1.740% due 09/20/20 ~	200,000	200,027
1.740% due 02/22/22 ~	650,000	648,798
1.830% due 09/20/21 ~	297,162	297,111
2.040% due 02/22/22 ~	295,000	292,865
2.090% due 02/22/21 ~	250,000	250,736

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Ford Credit Auto Lease Trust 2.020% due 06/15/20	$385,000	$385,112
Ford Credit Auto Owner Trust 2.030% due 12/15/27 ~	350,000	345,533
Ford Credit Floorplan Master Owner Trust
1.420% due 01/15/20	380,000	379,899
1.550% due 07/15/21	240,000	238,512
2.290% due 06/15/20	370,000	371,047
GM Financial Automobile Leasing Trust
1.620% due 09/20/19	140,000	140,014
1.640% due 07/20/19	630,000	630,563
2.260% due 08/20/20	45,000	45,084
GMF Floorplan Owner Revolving Trust
1.650% due 05/15/20 ~	145,000	145,116
1.960% due 05/17/21 ~	705,000	706,402
2.220% due 05/15/20 ~	670,000	670,448
2.410% due 05/17/21 ~	100,000	100,498
GreatAmerica Leasing Receivables Funding LLC
1.720% due 04/22/19 ~	100,000	99,897
1.730% due 06/20/19 ~	110,000	109,889
2.060% due 06/22/20 ~	100,000	99,824
GSAA Home Equity Trust
1.020% due 07/25/37 §	334,854	297,838
1.262% due 10/25/35 §	49,579	46,656
Hilton Grand Vacations Trust
1.770% due 11/25/26 ~	135,691	134,084
2.660% due 12/26/28 ~	100,000	99,985
2.960% due 12/26/28 § ~	100,000	99,898
Honda Auto Receivables Owner Trust
1.330% due 11/18/22	185,000	182,798
1.360% due 01/18/23	150,000	147,957
Huntington Auto Trust
1.590% due 11/16/20	180,000	179,800
1.930% due 04/15/22	120,000	119,341
Hyundai Auto Lease Securitization Trust
1.520% due 10/15/19 ~	100,000	99,927
1.600% due 07/15/19 ~	100,000	100,076
1.650% due 07/15/20 ~	100,000	99,746
1.860% due 05/17/21 ~	250,000	248,594
2.210% due 05/15/20 ~	500,000	501,280
Hyundai Auto Receivables Trust
1.450% due 11/15/22	320,000	314,338
2.380% due 04/17/23	395,000	395,180
John Deere Owner Trust
1.250% due 06/15/20	85,000	84,499
1.360% due 04/15/20	105,000	104,803
1.440% due 10/15/19	155,000	155,014
1.490% due 05/15/23	55,000	54,630
Kubota Credit Owner Trust
1.500% due 07/15/20 ~	505,000	501,569
1.540% due 03/15/19 ~	472,684	472,919
1.670% due 07/15/20 ~	365,000	365,701
Mercedes-Benz Auto Lease Trust
1.350% due 08/15/19	90,000	89,775
1.520% due 03/15/19	280,000	280,243
Mercedes-Benz Auto Receivables Trust 1.260% due 02/16/21	215,000	213,875
MMAF Equipment Finance LLC
1.390% due 10/16/19 ~	501,062	500,571
1.480% due 06/15/20 ~	275,000	273,789
1.590% due 02/08/22 ~	500,000	498,045
MVW Owner Trust 2.150% due 04/22/30 ~	38,444	38,322
Nationstar HECM Loan Trust 2.013% due 08/25/26 ~	70,764	71,286
Nissan Auto Lease Trust 1.610% due 01/18/22	160,000	159,471
Nissan Master Owner Trust Receivables
1.440% due 01/15/20	365,000	364,917
1.540% due 06/15/21	75,000	74,459

	Principal Amount	Value
NovaStar Mortgage Funding Trust 1.142% due 05/25/36 §	$331,378	$321,876
Santander Drive Auto Receivables Trust
2.100% due 06/15/21	25,000	24,979
2.460% due 03/15/22	126,000	126,229
2.470% due 12/15/20	75,000	75,671
2.580% due 05/16/22	30,000	30,014
2.650% due 08/17/20	510,000	514,089
3.490% due 05/17/21	155,000	157,933
3.530% due 08/16/21	105,000	106,877
3.650% due 12/15/21	120,000	122,366
Sierra Receivables Funding Co LLC 2.910% due 03/20/34 ~	490,000	493,561
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 ~	66,522	66,434
2.300% due 10/20/31 ~	98,391	98,456
2.330% due 07/20/33 ~	66,153	66,166
2.400% due 03/22/32 ~	84,720	84,962
2.430% due 10/20/33 ~	177,388	175,544
2.580% due 09/20/32 ~	510,558	512,860
3.080% due 03/21/33 ~	484,260	489,694
SLM Student Loan Trust
1.382% due 03/25/25 §	172,315	169,230
2.538% due 04/25/23 §	55,303	56,460
2.688% due 07/25/22 §	90,485	92,192
2.738% due 07/25/23 §	87,660	89,652
SMART Trust (Australia)
1.180% due 02/14/19	199,207	198,858
1.660% due 08/14/19	220,000	219,383
SMB Private Education Loan Trust 3.050% due 05/15/26 ~	200,000	203,254
Springleaf Funding Trust 2.900% due 11/15/29 ~	100,000	100,619
Synchrony Credit Card Master Note Trust
1.690% due 03/15/21	485,000	484,603
2.040% due 03/15/22	750,000	753,009
2.620% due 09/15/23	85,000	85,156
Towd Point Mortgage Trust
2.250% due 07/25/56 § ~	88,180	87,359
2.750% due 02/25/55 § ~	71,897	72,116
2.750% due 04/25/55 § ~	119,094	119,503
2.750% due 05/25/55 § ~	105,892	106,212
2.750% due 08/25/55 § ~	83,175	83,031
2.750% due 10/25/56 § ~	98,541	98,683
USAA Auto Owner Trust 1.960% due 11/15/22	165,000	164,706
Verizon Owner Trust
1.680% due 05/20/21 ~	235,000	234,296
2.150% due 05/20/21 ~	160,000	159,461
2.360% due 05/20/21 ~	125,000	124,740
2.450% due 09/20/21 ~	100,000	100,631
2.650% due 09/20/21 ~	100,000	100,259
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21	655,000	650,626
Volvo Financial Equipment LLC
1.670% due 02/18/20 ~	55,000	55,038
1.940% due 11/15/21 ~	630,000	631,050
Wells Fargo Dealer Floorplan Master Note Trust 1.358% due 07/20/19 §	315,000	315,502
Wells Fargo Home Equity Trust 1.132% due 01/25/37 §	138,166	133,470
Wendys Funding LLC 3.371% due 06/15/45 ~	280,725	282,768
Wheels SPV LLC
0.840% due 03/20/23 ~	2,578	2,577
1.270% due 04/22/24 ~	221,072	221,285
1.590% due 05/20/25 ~	200,000	200,053

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
World Omni Auto Receivables Trust
1.300% due 02/15/22	$295,000	$292,113
1.340% due 05/15/20	104,882	104,833
World Omni Automobile Lease Securitization Trust 2.320% due 08/15/22	55,000	55,206

Total Asset-Backed Securities (Cost $39,245,921)		39,218,791

U.S. TREASURY OBLIGATIONS - 12.8%

U.S. Treasury Notes - 12.8%

0.750% due 07/15/19	4,355,000	4,297,754
1.000% due 11/15/19	3,850,000	3,807,588
1.125% due 02/28/19	13,325,000	13,295,325

		21,400,667

Total U.S. Treasury Obligations (Cost $21,430,921)		21,400,667

MUNICIPAL BONDS - 0.1%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	150,000	151,353

Total Municipal Bonds (Cost $150,000)		151,353

SHORT-TERM INVESTMENTS - 2.6%

Commercial Paper - 1.0%

AXA Financial 1.343% due 07/24/17	250,000	248,951
Enbridge Energy Partners LP 1.379% due 05/09/17	620,000	619,093
Ford Motor Credit Co LLC 1.668% due 09/01/17	445,000	441,905
Manhattan Asset Funding LLC 1.423% due 09/06/17	440,000	437,301

		1,747,250

	Shares	Value
Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio	2,616,512	$2,616,512

Total Short-Term Investments (Cost $4,362,764)		4,363,762

TOTAL INVESTMENTS - 100.7% (Cost $168,920,810)		168,866,212

OTHER ASSETS & LIABILITIES, NET - (0.7%)		(1,227,193)

NET ASSETS - 100.0%		$167,639,019

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	50.6%
Asset-Backed Securities	23.4%
U.S. Treasury Obligations	12.8%
Mortgage-Backed Securities	11.2%
Others (each less than 3.0%)	2.7%

	100.7%
Other Assets & Liabilities, Net	(0.7%	)

	100.0%

(b)	Open futures contracts outstanding as of March 31, 2017 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes (06/17)	85	$15,472
U.S. Treasury 5-Year Notes (06/17)	47	27,463

		42,935

Short Futures Outstanding
U.S. Treasury 10-Year Notes (06/17)	55	(27,243)

Total Futures Contracts		$15,692

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$84,919,056	$—	$84,919,056	$—
	Mortgage-Backed Securities	18,812,583	—	18,812,583	—
	Asset-Backed Securities	39,218,791	—	39,218,791	—
	U.S. Treasury Obligations	21,400,667	—	21,400,667	—
	Municipal Bonds	151,353	—	151,353	—
	Short-Term Investments	4,363,762	2,616,512	1,747,250	—
	Derivatives:
	Interest Rate Contracts
	Futures	42,935	42,935	—	—

	Total Assets	168,909,147	2,659,447	166,249,700	—

Liabilities
	Derivatives:
	Interest Rate Contracts
	Futures	(27,243)	(27,243)	—	—

	Total Liabilities	(27,243)	(27,243)	—	—

	Total	$168,881,904	$2,632,204	$166,249,700	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2017

	Principal Amount	Value
CORPORATE BONDS & NOTES - 22.7%

Azerbaijan - 1.1%

Southern Gas Corridor CJSC
6.875% due 03/24/26 ~	$200,000	$219,770
6.875% due 03/24/26 ~	220,000	241,747

		461,517

Brazil - 1.5%

Petrobras Global Finance BV
5.375% due 01/27/21	175,000	180,658
6.250% due 03/17/24	50,000	51,437
6.850% due 06/05/15	74,000	66,322
6.875% due 01/20/40	100,000	95,700
8.750% due 05/23/26	20,000	23,200
QGOG Atlantic 5.250% due 07/30/19 ~	82,600	81,155
Vale Overseas Ltd
6.875% due 11/21/36	70,000	75,607
6.875% due 11/10/39	70,000	75,208

		649,287

Chile - 1.0%

Corp Nacional del Cobre de Chile
3.875% due 11/03/21 ~	200,000	209,986
4.875% due 11/04/44 ~	200,000	205,140

		415,126

China - 0.8%

Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	100,000	105,559
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	200,000	218,625

		324,184

Colombia - 0.1%

Ecopetrol SA 7.625% due 07/23/19	40,000	44,500

Costa Rica - 0.4%

Instituto Costarricense de Electricidad 6.375% due 05/15/43 ~	200,000	171,250

Georgia - 0.5%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	220,690

Hong Kong - 0.2%

Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	100,000	107,292

Indonesia - 0.8%

Majapahit Holding BV 8.000% due 08/07/19 ~	100,000	112,500
P.T. Pertamina Persero 6.000% due 05/03/42 ~	200,000	212,540

		325,040

Jamaica - 0.4%

Digicel Group Ltd 8.250% due 09/30/20 ~	200,000	172,674

	Principal Amount	Value
Kazakhstan - 2.1%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	$220,000	$218,846
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	316,316
Kazkommertsbank JSC
5.500% due 12/21/22 ~	45,427	42,701
8.500% due 05/11/18 ~	290,000	300,482

		878,345

Malaysia - 0.6%

Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	250,000	271,010

Mexico - 1.8%

Comision Federal de Electricidad 4.875% due 01/15/24 ~	200,000	206,700
Petroleos Mexicanos
5.500% due 06/27/44	15,000	13,313
5.625% due 01/23/46	100,000	89,425
6.000% due 03/05/20	20,000	21,600
6.500% due 06/02/41	75,000	74,625
6.750% due 09/21/47 ~	144,000	146,536
6.875% due 08/04/26	112,000	124,600
7.190% due 09/12/24 ~	MXN 1,670,000	79,119

		755,918

Netherlands - 1.4%

GTH Finance BV 6.250% due 04/26/20 ~	$200,000	213,181
New World Resources NV 9.000% PIK due 04/07/20 * Ω ~ +	EUR 165,065	—
Zhaikmunai LLP
6.375% due 02/14/19 ~	$200,000	194,924
7.125% due 11/13/19 ~	200,000	195,728

		603,833

Philippines - 0.4%

Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	130,000	166,314

Russia - 2.7%

Credit Bank of Moscow 5.875% due 11/07/21 ~	200,000	207,267
8.700% due 11/13/18 ~	200,000	214,930
Gazprom Neft OAO 4.375% due 09/19/22 ~	200,000	202,450
Gazprom OAO
8.625% due 04/28/34 ~	25,000	32,739
9.250% due 04/23/19 ~	60,000	67,399
Sberbank of Russia 5.250% due 05/23/23 ~	200,000	206,336
SCF Capital Ltd 5.375% due 06/16/23 ~	232,000	240,152

		1,171,273

South Africa - 1.3%

Eskom Holdings SOC Ltd
5.750% due 01/26/21 ~	356,000	358,720
6.750% due 08/06/23 ~	200,000	202,244

		560,964

Ukraine - 0.6%

MHP SA 8.250% due 04/02/20 ~	240,000	242,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
United Arab Emirates - 0.3%

Dubai DOF Sukuk Ltd 6.450% due 05/02/22 ~	$50,000	$57,821
Emirates Airline 4.500% due 02/06/25 ~	76,190	77,638

		135,459

Venezuela - 4.7%

Petroleos de Venezuela SA
5.250% due 04/12/17 ~	472,200	451,659
5.375% due 04/12/27 ~	93,000	32,225
8.500% due 11/02/17 ~	52,533	43,865
8.500% due 10/27/20 ~	1,761,000	1,320,750
9.000% due 11/17/21 ~	119,354	57,290
9.750% due 05/17/35 ~	146,278	63,814
12.750% due 02/17/22 ~	57,000	32,775

		2,002,378

Total Corporate Bonds & Notes (Cost $9,519,796)		9,679,873

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Netherlands - 0.0%

New World Resources NV 4.000% Cash or 8.000% PIK due 10/07/20 * Ω ~ +	EUR 131,622	—

Total Convertible Corporate Bonds & Notes (Cost $97,572)		—

SENIOR LOAN NOTES - 1.8%

United Arab Emirates - 1.8%

Dubai Drydocks LLC
5.152% due 10/18/17 §	$130,001	105,788
Term A 0.100% due 10/18/27 §	287,369	56,468
Dubai World Term B1 2.000% Cash or 1.750% PIK due 09/30/18 §	682,680	603,148

Total Senior Loan Notes (Cost $789,842)		765,404

FOREIGN GOVERNMENT BONDS & NOTES - 68.1%

Argentina - 2.3%

Argentina Bonar
21.047% due 04/03/22 §	ARS 1,529,000	102,223
21.576% due 03/11/19 §	486,000	33,115
23.306% due 03/01/20 §	470,000	33,417
Argentine Bonos del Tesoro
21.200% due 09/19/18	380,000	25,883
22.750% due 03/05/18	2,802,522	189,152
Argentine Republic Government
2.500% due 12/31/38 §	$282,217	178,361
6.875% due 04/22/21 ~	153,000	164,705
7.500% due 04/22/26 ~	252,000	268,506

		995,362

Belarus - 1.0%

Republic of Belarus International 8.950% due 01/26/18 ~	429,000	442,928

	Principal Amount	Value
Brazil - 10.4%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	$70,000	$75,180
Brazil Letras do Tesouro Nacional 9.619% due 01/01/20	BRL 5,135,000	1,273,462
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/21	4,722,000	1,519,672
10.000% due 01/01/23	1,657,000	531,566
10.000% due 01/01/25	996,000	319,547
Brazilian Government
4.250% due 01/07/25	$175,000	172,594
4.875% due 01/22/21	100,000	105,500
5.000% due 01/27/45	141,000	126,195
5.875% due 01/15/19	90,000	96,210
7.125% due 01/20/37	100,000	114,000
8.250% due 01/20/34	30,000	37,478
8.875% due 04/15/24	60,000	75,300

		4,446,704

Colombia - 4.4%

Colombia Government
5.000% due 06/15/45	262,000	264,096
6.125% due 01/18/41	183,000	209,535
8.125% due 05/21/24	115,000	146,884
11.750% due 02/25/20	78,000	98,826
Colombian TES
5.000% due 11/21/18	COP 1,227,600,000	421,768
7.000% due 05/04/22	965,800,000	348,794
7.000% due 06/30/32	342,400,000	119,975
7.750% due 09/18/30	176,700,000	66,730
10.000% due 07/24/24	157,800,000	65,969
11.000% due 07/24/20	207,000,000	82,825
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	144,000,000	37,450

		1,862,852

Costa Rica - 0.4%

Costa Rica Government
4.375% due 04/30/25 ~	$90,000	85,050
5.625% due 04/30/43 ~	90,000	79,200

		164,250

Croatia - 1.2%

Croatia Government
6.000% due 01/26/24 ~	310,000	344,096
6.625% due 07/14/20 ~	160,000	175,950

		520,046

Dominican Republic - 1.7%

Dominican Republic
5.500% due 01/27/25 ~	130,000	132,762
6.600% due 01/28/24 ~	100,000	108,875
6.850% due 01/27/45 ~	140,000	145,250
6.875% due 01/29/26 ~	140,000	154,000
7.500% due 05/06/21 ~	170,000	188,275

		729,162

Ecuador - 4.8%

Ecuador Government
7.950% due 06/20/24 ~	368,000	347,760
9.650% due 12/13/26 ~	200,000	207,500
10.500% due 03/24/20 ~	1,188,000	1,265,220
10.750% due 03/28/22 ~	200,000	212,000

		2,032,480

Egypt - 0.2%

Egypt Government 6.875% due 04/30/40 ~	100,000	94,269

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
El Salvador - 0.4%

El Salvador Government
5.875% due 01/30/25 ~	$40,000	$35,936
6.375% due 01/18/27 ~	60,000	54,000
7.650% due 06/15/35 ~	35,000	32,712
8.250% due 04/10/32 ~	37,000	36,862
8.625% due 02/28/29 ~	30,000	31,050

		190,560

Ethiopia - 0.7%

Ethiopia International 6.625% due 12/11/24 ~	310,000	298,620

Gabon - 0.6%

Gabon Government 6.375% due 12/12/24 ~	250,000	242,656

Hungary - 1.9%

Hungary Government
5.375% due 02/21/23	178,000	196,328
5.375% due 03/25/24	84,000	93,634
5.500% due 06/24/25	HUF 20,790,000	84,499
5.750% due 11/22/23	$166,000	187,911
6.250% due 01/29/20	101,000	110,804
7.625% due 03/29/41	96,000	139,675

		812,851

India - 0.5%

Export-Import Bank of India 4.000% due 08/07/17 ~	200,000	201,477

Indonesia - 3.5%

Indonesia Government
5.875% due 03/13/20 ~	100,000	109,494
5.950% due 01/08/46 ~	200,000	235,298
Indonesia Treasury
5.625% due 05/15/23	IDR 1,239,000,000	87,229
6.625% due 05/15/33	711,000,000	48,412
7.000% due 05/15/22	303,000,000	22,932
7.000% due 05/15/27	1,080,000,000	81,048
7.500% due 08/15/32	225,000,000	17,165
8.250% due 07/15/21	2,281,000,000	180,154
8.375% due 09/15/26	4,353,000,000	355,577
8.750% due 05/15/31	1,527,000,000	127,341
Perusahaan Penerbit SBSN Indonesia III 4.325% due 05/28/25 ~	$200,000	205,750

		1,470,400

Ivory Coast - 1.4%

Ivory Coast Government
5.375% due 07/23/24 ~	390,000	372,479
5.750% due 12/31/32 § ~	261,660	243,734

		616,213

Kazakhstan - 1.1%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	200,000	196,390
Kazakhstan Government 6.500% due 07/21/45 ~	230,000	273,246

		469,636

	Principal Amount	Value
Lebanon - 1.5%

Lebanon Government
5.150% due 11/12/18 ~	$30,000	$30,483
5.450% due 11/28/19 ~	30,000	30,756
6.000% due 01/27/23 ~	60,000	61,022
6.100% due 10/04/22 ~	94,000	96,453
6.200% due 02/26/25 ~	60,000	59,778
6.375% due 03/09/20	85,000	88,589
6.600% due 11/27/26 ~	81,000	82,286
6.750% due 11/29/27 ~	60,000	60,873
8.250% due 04/12/21 ~	101,000	112,048

		622,288

Malaysia - 0.6%

Malaysia Government
3.418% due 08/15/22	MYR 84,000	18,516
3.480% due 03/15/23	27,000	5,938
3.844% due 04/15/33	4,000	829
3.882% due 03/10/22	130,000	29,462
3.900% due 11/30/26	21,000	4,651
3.955% due 09/15/25	9,000	2,000
4.181% due 07/15/24	217,000	49,233
4.240% due 02/07/18	411,000	93,578
4.254% due 05/31/35	8,000	1,723
4.392% due 04/15/26	22,000	5,028
4.498% due 04/15/30	99,000	22,397

		233,355

Mexico - 6.1%

Mexican Bonos
5.000% due 12/11/19	MXN 15,420,000	789,628
5.750% due 03/05/26	4,410,000	215,836
6.500% due 06/10/21	15,790,000	833,640
7.750% due 11/23/34	3,930,000	217,472
Mexican Udibonos 4.000% due 06/13/19 ^	7,613,435	415,224
Mexico Government
4.750% due 03/08/44	$38,000	37,050
5.550% due 01/21/45	34,000	36,848
5.750% due 10/12/10	42,000	42,000

		2,587,698

Morocco - 0.8%

Morocco Government 4.250% due 12/11/22 ~	320,000	332,000

Pakistan - 1.4%

Pakistan Government 8.250% due 04/15/24 ~	200,000	222,067
The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	350,000	371,442

		593,509

Panama - 0.5%

Panama Government
6.700% due 01/26/36	80,000	101,200
8.875% due 09/30/27	40,000	56,550
9.375% due 04/01/29	40,000	58,800

		216,550

Peru - 2.1%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 300,000	93,394
Peruvian Government
5.625% due 11/18/50	$133,000	158,769
5.700% due 08/12/24 ~	PEN 302,000	95,058
6.350% due 08/12/28 ~	280,000	87,792
6.950% due 08/12/31 ~	79,000	26,142
7.350% due 07/21/25	$178,000	230,955
8.200% due 08/12/26 ~	PEN 160,000	58,154
8.750% due 11/21/33	$100,000	151,500

		901,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Philippines - 1.1%

Philippine Government
7.750% due 01/14/31	$170,000	$243,087
9.500% due 02/02/30	100,000	158,382
10.625% due 03/16/25	46,000	70,064

		471,533

Poland - 1.3%

Republic of Poland Government
2.500% due 07/25/26	PLN 767,000	180,228
3.000% due 03/17/23	$37,000	36,988
3.250% due 07/25/25	PLN 736,000	185,248
4.000% due 10/25/23	445,000	118,434
5.000% due 03/23/22	$39,000	42,875

		563,773

Romania - 1.2%

Romanian Government
4.375% due 08/22/23 ~	214,000	226,199
6.125% due 01/22/44 ~	38,000	46,856
6.750% due 02/07/22 ~	192,000	222,996

		496,051

Russia - 2.0%

Russian Federal
7.400% due 12/07/22	RUB 3,687,000	64,401
7.500% due 08/18/21	20,442,000	359,215
7.750% due 09/16/26	16,527,000	292,348
8.500% due 09/17/31	6,609,000	122,850

		838,814

Serbia - 0.5%

Serbia Government 5.875% due 12/03/18 ~	$200,000	210,650

South Africa - 3.3%

Republic of South Africa Government
4.300% due 10/12/28	224,000	210,790
7.000% due 02/28/31	ZAR 4,070,000	250,033
7.750% due 02/28/23	2,360,000	171,552
8.000% due 01/31/30	1,880,000	127,280
8.250% due 03/31/32	1,438,000	97,350
8.500% due 01/31/37	1,524,000	101,944
8.750% due 01/31/44	2,474,000	167,183
8.750% due 02/28/48	3,560,000	240,341
10.500% due 12/21/26	522,260	43,081

		1,409,554

Thailand - 0.2%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 1,038,787	28,387
3.400% due 06/17/36	1,619,000	48,134
4.675% due 06/29/44	659,000	23,366

		99,887

Turkey - 3.3%

Turkey Government
3.000% due 02/23/22 ^	TRY 292,184	83,022
3.250% due 03/23/23	$200,000	183,820
5.625% due 03/30/21	100,000	104,618
6.750% due 04/03/18	150,000	156,014
6.750% due 05/30/40	110,000	117,956
7.000% due 06/05/20	42,000	45,926
7.375% due 02/05/25	30,000	34,091
7.500% due 07/14/17	120,000	122,016
9.400% due 07/08/20	TRY 404,000	106,545
10.600% due 02/11/26	380,000	104,032
10.700% due 02/17/21	1,330,000	363,015

		1,421,055

	Principal Amount	Value
Ukraine - 0.5%

Ukraine Government
4.327% due 05/31/40 § ~	$41,000	$15,355
7.750% due 09/01/22 ~	114,000	109,739
7.750% due 09/01/23 ~	114,000	108,006

		233,100

Uruguay - 1.1%

Uruguay Government
4.125% due 11/20/45	78,548	69,672
4.500% due 08/14/24	114,235	121,517
5.100% due 06/18/50	20,000	19,300
7.625% due 03/21/36	102,000	132,937
7.875% due 01/15/33	93,000	122,249

		465,675

Venezuela - 2.7%

Venezuela Government
6.000% due 12/09/20 ~	103,000	51,140
7.750% due 10/13/19 ~	110,000	62,150
8.250% due 10/13/24 ~	232,000	104,980
9.000% due 05/07/23 ~	89,000	40,940
9.250% due 09/15/27	172,000	80,582
9.250% due 05/07/28 ~	165,000	70,744
11.750% due 10/21/26 ~	571,400	299,985
11.950% due 08/05/31 ~	767,800	418,451
12.750% due 08/23/22 ~	41,000	23,883

		1,152,855

Vietnam - 0.5%

Vietnam Government 6.750% due 01/29/20 ~	180,000	197,237

Zambia - 0.9%

Zambia Government 8.970% due 07/30/27 ~	360,000	377,280

Total Foreign Government Bonds & Notes (Cost $27,966,624)		29,015,094

	Shares
SHORT-TERM INVESTMENT - 3.9%

Money Market Fund - 3.9%

BlackRock Liquidity Funds T-Fund Portfolio	1,673,109	1,673,109

Total Short-Term Investment (Cost $1,673,109)		1,673,109

TOTAL INVESTMENTS - 96.5% (Cost $40,046,943)		41,133,480

OTHER ASSETS & LIABILITIES, NET - 3.5%		1,480,282

NET ASSETS - 100.0%		$42,613,762

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	68.1%
Corporate Bonds & Notes	22.7%
Short-Term Investment	3.9%
Others (each less than 3.0%)	1.8%

96.5%
Other Assets & Liabilities, Net	3.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	11.9%
Mexico	7.9%
Venezuela	7.4%
Ecuador	4.8%
Russia	4.7%
South Africa	4.6%
Colombia	4.5%
Indonesia	4.3%
United States (Includes Short-Term Investments)	3.9%
Turkey	3.3%
Kazakhstan	3.2%
Others (each less than 3.0%)	36.0%

96.5%
Other Assets & Liabilities, Net	3.5%

100.0%

(c)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
ARS	3,167,528	USD	194,500	04/17	BNP	$9,006
ARS	1,445,511	USD	88,000	04/17	JPM	4,870
BRL	627,164	USD	201,333	04/17	CIT	(1,183)
BRL	608,033	USD	194,758	04/17	HSB	(712)
BRL	1,136,572	USD	364,157	04/17	MSC	(1,436)
BRL	1,970,273	USD	620,558	04/17	MSC	8,227
BRL	644,284	USD	205,000	05/17	DUB	(745)
BRL	3,339,405	USD	1,060,650	05/17	MER	(1,967)
BRL	431,325	USD	135,000	05/17	MER	1,742
CLP	64,486,454	USD	100,049	04/17	CIT	(2,462)
CLP	165,919,800	USD	248,000	04/17	CSF	3,085
CLP	117,351,000	USD	177,000	04/17	DUB	586
CLP	58,559,225	USD	88,145	04/17	HSB	472
CNH	7,234,593	USD	1,081,204	05/17	HSB	(31,929)
CNY	588,455	USD	85,000	06/17	ANZ	(80)
CNY	6,838,660	USD	981,156	06/17	ANZ	5,727
COP	146,275,000	USD	50,000	04/17	BNP	681
COP	103,215,000	USD	35,000	04/17	DUB	762
COP	533,750,229	USD	178,364	04/17	MER	6,569
CZK	1,068,158	EUR	39,876	09/17	JPM	7
CZK	14,467,140	EUR	540,000	09/17	MER	189
CZK	10,393,592	USD	417,246	04/17	CIT	(4,790)
CZK	5,123,074	USD	207,274	01/18	BNP	275
CZK	3,330,287	USD	134,933	01/18	CIT	(15)
CZK	2,405,089	USD	97,410	01/18	SCB	27
EGP	599,720	USD	36,490	04/17	GSC	(3,449)
EGP	1,575,222	USD	93,827	05/17	DUB	(7,299)
EGP	219,600	USD	13,150	05/17	HSB	(1,091)
EUR	111,500	CZK	3,002,474	09/17	CIT	(652)
EUR	81,916	CZK	2,199,940	09/17	JPM	(243)
EUR	494,500	USD	533,748	05/17	BNP	(4,718)
EUR	98,734	USD	105,729	05/17	CIT	(101)
HUF	14,178,784	USD	48,912	04/17	BNP	147
HUF	7,310,163	USD	25,000	04/17	HSB	293
HUF	93,920,661	USD	326,681	04/17	JPM	(1,713)
HUF	15,600,200	USD	55,000	04/17	SCB	(1,023)
HUF	97,754,158	USD	344,387	06/17	JPM	(5,369)
IDR	1,797,100,758	USD	134,002	04/17	ANZ	460
IDR	1,504,720,000	USD	112,000	04/17	BNP	585
IDR	607,000,000	USD	45,204	05/17	HSB	37
IDR	1,345,700,000	USD	100,000	07/17	ANZ	(363)
ILS	743,281	USD	196,355	04/17	BNP	9,001
INR	3,262,500	USD	50,000	04/17	BNP	47
INR	38,681,520	USD	573,144	04/17	GSC	20,227
INR	73,000,000	USD	1,078,765	05/17	MSC	36,122
KRW	122,309,000	USD	110,000	05/17	BNP	(551)
KRW	1,126,846,997	USD	1,003,997	05/17	BNP	4,368
MXN	21,913,801	USD	1,046,133	04/17	DUB	119,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
MXN	491,735	USD	25,000	04/17	HSB	$1,151
MXN	9,994,932	USD	512,962	04/17	JPM	18,586
MXN	8,135,201	USD	420,859	07/17	SCB	5,685
PEN	65,120	USD	20,000	04/17	BNP	(7)
PEN	158,650	USD	48,229	04/17	BNP	479
PEN	1,716,021	USD	507,924	04/17	CSF	18,919
PHP	8,091,017	USD	159,586	05/17	ANZ	1,205
PHP	1,006,800	USD	20,000	05/17	MER	8
PLN	370,966	USD	95,000	04/17	BNP	(1,484)
PLN	61,127	USD	15,000	04/17	BNP	409
PLN	198,744	USD	48,984	04/17	BRC	1,117
PLN	3,294,339	USD	842,839	04/17	HSB	(12,380)
PLN	1,716,949	USD	422,078	05/17	MER	10,606
RON	167,336	USD	40,000	04/17	BNP	(774)
RON	77,095	USD	18,191	04/17	UBS	(119)
RON	1,683,746	USD	396,054	05/17	SCB	(1,072)
RUB	1,148,250	USD	20,000	04/17	BNP	268
RUB	65,966,890	USD	1,123,319	04/17	DUB	41,080
RUB	2,354,800	USD	40,000	04/17	MER	1,565
RUB	26,433,238	USD	458,056	05/17	HSB	4,800
SGD	295,907	USD	210,692	05/17	ANZ	946
SGD	104,479	USD	75,000	05/17	BNP	(275)
SGD	77,677	USD	55,000	05/17	BRC	556
THB	2,579,250	USD	75,000	04/17	HSB	42
THB	4,747,360	USD	134,486	05/17	BRC	3,595
THB	20,024,000	USD	566,610	05/17	SCB	15,805
THB	14,316,000	USD	405,524	05/17	UBS	10,869
TRY	112,102	USD	29,577	04/17	BNP	1,022
TRY	255,220	USD	70,000	04/17	MER	(337)
TRY	591,639	USD	158,984	04/17	MER	2,504
TWD	1,651,925	USD	55,000	05/17	ANZ	(410)
TWD	21,651,473	USD	708,607	05/17	HSB	6,896
USD	90,000	ARS	1,424,100	04/17	BNP	(1,494)
USD	60,000	ARS	933,600	04/17	BNP	19
USD	316,030	BRL	1,002,637	04/17	BNP	(3,948)
USD	1,066,902	BRL	3,339,405	04/17	MER	1,178
USD	650,000	BRL	2,313,958	10/17	DUB	(60,107)
USD	650,000	BRL	2,309,450	10/17	GSC	(58,724)
USD	1,250,000	BRL	4,418,125	01/18	BNP	(85,093)
USD	343,144	CLP	223,304,700	04/17	CSF	5,219
USD	1,081,000	CNH	7,234,593	05/17	HSB	31,725
USD	117,360	COP	352,918,713	04/17	BNP	(4,919)
USD	426,951	COP	1,274,533,471	04/17	CSF	(14,647)
USD	63,668	CZK	1,607,512	04/17	HSB	(124)
USD	625,941	EUR	593,234	05/17	MER	(8,717)
USD	438,094	EUR	407,131	01/18	BNP	(2,702)
USD	108,830	HUF	31,865,500	04/17	CSF	(1,426)
USD	180,000	IDR	2,413,800,000	04/17	BNP	(604)
USD	30,000	IDR	402,600,000	04/17	MSC	(123)
USD	45,030	IDR	607,000,000	05/17	DUB	(211)
USD	44,830	IDR	607,000,000	07/17	HSB	(113)
USD	30,000	ILS	110,087	04/17	JPM	(416)
USD	22,190	ILS	81,148	04/17	MER	(230)
USD	65,000	INR	4,354,025	04/17	BNP	(1,791)
USD	215,310	INR	14,309,503	04/17	MSC	(4,197)
USD	186,013	INR	12,144,788	05/17	DUB	533
USD	84,643	MXN	1,619,197	04/17	BNP	(1,469)
USD	365,789	MXN	6,877,451	04/17	BRC	34
USD	80,000	MXN	1,504,960	04/17	CIT	(36)
USD	31,121	MXN	613,510	04/17	HSB	(1,506)
USD	268,060	MXN	5,286,334	04/17	MER	(13,076)
USD	1,488,304	MXN	33,030,664	04/17	SCB	(268,324)
USD	90,293	PEN	300,000	04/17	BNP	(1,811)
USD	41,155	PEN	136,673	04/17	DUB	(805)
USD	98,950	PEN	327,238	04/17	MER	(1,517)
USD	172,000	PLN	700,793	04/17	BNP	(4,661)
USD	161,631	PLN	640,330	04/17	HSB	211
USD	65,960	RON	281,511	04/17	CIT	(31)
USD	172,000	RUB	10,276,253	04/17	BNP	(9,389)
USD	197,720	RUB	11,504,536	04/17	DUB	(5,350)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	141,790	RUB	8,365,256	04/17	GSC	($5,867)
USD	410,559	RUB	24,791,372	04/17	SCB	(27,041)
USD	360,000	SGD	509,040	05/17	HSB	(4,076)
USD	107,760	TRY	392,507	04/17	UBS	624
USD	112,180	TWD	3,461,314	05/17	SCB	(2,204)
USD	698,177	ZAR	9,506,126	04/17	BRC	(6,957)
USD	106,000	ZAR	1,395,077	04/17	SCB	2,518
ZAR	3,637,160	USD	271,560	04/17	BNP	(1,768)
ZAR	1,730,202	USD	131,499	04/17	HSB	(3,158)
ZAR	337,580	USD	24,955	04/17	HSB	86
ZAR	5,050,583	USD	379,629	04/17	JPM	(4,993)
ZAR	461,900	USD	34,905	04/17	MER	(642)

Total Forward Foreign Currency Contracts						($279,964)

(d)	Swap agreements outstanding as of March 31, 2017 were as follows:

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month MYR-KLIBOR	HSB	3.555%	03/18/18	MYR 2,300,000	($23)	$—	($23)
Brazil CETIP Interbank	BNP	10.495%	01/02/20	BRL 2,756,829	17,507	—	17,507
Brazil CETIP Interbank	HSB	15.715%	01/04/21	1,721,567	163,648	—	163,648

					181,132	—	181,132

	Exchange
28-Day MXN-TIIE	CME	7.130%	02/07/19	MXN 15,600,000	(123)	—	(123)
28-Day MXN-TIIE	CME	8.100%	01/01/27	3,500,000	9,501	—	9,501

					9,378	—	9,378

					$190,510	$—	$190,510

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	2.130%	11/16/26	$300,000	$6,340	$—	$6,340
3-Month USD-LIBOR	LCH	2.217%	11/28/26	260,000	3,535	—	3,535
28-Day MXN-TIIE	CME	7.971%	02/10/27	MXN 3,300,000	(7,054)	—	(7,054)

					$2,821	$—	$2,821

					$193,331	$—	$193,331

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	IDR 621,000,000	$58,237	$63,849	($5,612)
Indonesia Treasury 8.375% due 03/15/24	ANZ	03/15/24	369,000,000	29,652	32,037	(2,385)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	112,000,000	9,000	9,724	(724)
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	432,000,000	40,582	50,454	(9,872)
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	100,000,000	7,703	7,231	472
Indonesia Treasury 9.000% due 03/15/29	ANZ	03/15/29	311,000,000	26,031	23,673	2,358
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	622,000,000	58,956	72,918	(13,962)
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	270,000,000	18,892	22,811	(3,919)
Indonesia Treasury 8.375% due 03/15/34	ANZ	03/15/34	1,261,000,000	100,864	100,244	620
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	42,000,000	3,359	3,339	20
Indonesia Treasury 8.250% due 05/15/36	SCB	05/15/36	980,000,000	80,378	73,525	6,853

				$433,654	$459,805	($26,151)

Total Swap Agreements				$626,985	$459,805	$167,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2017

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$9,679,873	$—	$9,679,873	$—
	Senior Loan Notes	765,404	—	765,404	—
	Foreign Government Bonds & Notes	29,015,094	—	29,015,094	—
	Short-Term Investment	1,673,109	1,673,109	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	423,052	—	423,052	—
	Interest Rate Contracts
	Swaps	634,185	—	634,185	—

	Total Assets-Derivatives	1,057,237	—	1,057,237	—

	Total Assets	42,190,717	1,673,109	40,517,608	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(703,016)	—	(703,016)	—
	Interest Rate Contracts
	Swaps	(7,200)	—	(7,200)	—

	Total Liabilities-Derivatives	(710,216)	—	(710,216)	—

	Total Liabilities	(710,216)	—	(710,216)	—

	Total	$41,480,501	$1,673,109	$39,807,392	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.0%

Basic Materials - 1.9%

Alcoa Corp	18,757	$645,252
CF Industries Holdings Inc	43,433	1,274,758
International Paper Co	31,821	1,615,870

		3,535,880

Communications - 8.6%

CBS Corp ‘B’	16,837	1,167,814
Charter Communications Inc ‘A’ *	2,819	922,626
Cisco Systems Inc	148,668	5,024,978
Comcast Corp ‘A’	36,437	1,369,667
eBay Inc *	84,631	2,841,063
Symantec Corp	14,917	457,654
Twenty-First Century Fox Inc ‘B’	67,878	2,157,163
Vodafone Group PLC (United Kingdom)	447,943	1,167,330
Yahoo! Inc *	13,845	642,546

		15,750,841

Consumer, Cyclical - 7.8%

Adient PLC l	—	15
Advance Auto Parts Inc	13,849	2,053,253
Carnival Corp	92,245	5,434,153
CVS Health Corp	20,690	1,624,165
General Motors Co	94,920	3,356,371
Wal-Mart Stores Inc	25,760	1,856,781

		14,324,738

Consumer, Non-Cyclical - 14.0%

AbbVie Inc	19,361	1,261,563
Anthem Inc	13,472	2,227,999
Biogen Inc *	6,241	1,706,414
Bioverativ Inc * l	—	27
Cardinal Health Inc	10,404	848,446
Gilead Sciences Inc	20,398	1,385,432
McKesson Corp	7,568	1,122,032
Medtronic PLC	17,048	1,373,387
Merck & Co Inc	35,208	2,237,116
Mondelez International Inc ‘A’	11,759	506,578
Mylan NV *	43,756	1,706,046
Novartis AG (Switzerland)	26,688	1,981,786
PayPal Holdings Inc *	39,884	1,715,810
Pfizer Inc	105,797	3,619,315
Sanofi ADR (France)	65,049	2,943,467
Unilever NV ‘NY’ (United Kingdom)	22,150	1,100,412

		25,735,830

Energy - 15.3%

BP PLC ADR (United Kingdom)	90,129	3,111,253
Canadian Natural Resources Ltd (Canada)	51,414	1,683,322
Chevron Corp	29,974	3,218,308
Devon Energy Corp	68,808	2,870,670
Halliburton Co	38,942	1,916,336
Hess Corp	45,443	2,190,807
Marathon Oil Corp	139,033	2,196,721
Occidental Petroleum Corp	24,641	1,561,254
QEP Resources Inc *	92,531	1,176,069
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	68,590	3,616,751
Suncor Energy Inc (Canada)	136,371	4,193,408
Weatherford International PLC *	53,416	355,216

		28,090,115

Financial - 34.9%

Aflac Inc	12,977	939,794
Ally Financial Inc	121,253	2,465,073
American International Group Inc	44,677	2,789,185
Bank of America Corp	351,772	8,298,301
Citigroup Inc	177,536	10,620,204

	Shares	Value
Citizens Financial Group Inc	60,281	$2,082,709
Fifth Third Bancorp	124,788	3,169,615
JPMorgan Chase & Co	81,784	7,183,907
KeyCorp	42,114	748,787
MetLife Inc	71,769	3,790,839
Morgan Stanley	84,952	3,639,344
State Street Corp	34,288	2,729,668
The Allstate Corp	30,264	2,466,213
The Bank of New York Mellon Corp	61,977	2,927,174
The Goldman Sachs Group Inc	9,030	2,074,372
The PNC Financial Services Group Inc	32,053	3,854,053
US Bancorp	14,208	731,712
Wells Fargo & Co	64,789	3,606,156

		64,117,106

Industrial - 9.5%

Arconic Inc	50,980	1,342,813
Caterpillar Inc	36,615	3,396,407
Eaton Corp PLC	40,047	2,969,485
Emerson Electric Co	21,689	1,298,304
General Electric Co	76,654	2,284,289
Ingersoll-Rand PLC	13,552	1,102,049
Johnson Controls International PLC	59,914	2,523,578
Textron Inc	52,206	2,484,484

		17,401,409

Technology - 4.4%

Cognizant Technology Solutions Corp ‘A’ *	1,558	92,732
HP Inc	26,042	465,631
Intel Corp	61,698	2,225,447
Microsoft Corp	42,646	2,808,666
NetApp Inc	59,921	2,507,694

		8,100,170

Utilities - 0.6%

FirstEnergy Corp	37,866	1,204,896

Total Common Stocks (Cost $114,041,900)		178,260,985

SHORT-TERM INVESTMENT - 2.9%

Money Market Fund - 2.9%

BlackRock Liquidity Funds T-Fund Portfolio	5,230,156	5,230,156

Total Short-Term Investment (Cost $5,230,156)		5,230,156

TOTAL INVESTMENTS - 99.9% (Cost $119,272,056)		183,491,141

OTHER ASSETS & LIABILITIES, NET - 0.1%		228,923

NET ASSETS - 100.0%		$183,720,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2017

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.9%
Energy	15.3%
Consumer, Non-Cyclical	14.0%
Industrial	9.5%
Communications	8.6%
Consumer, Cyclical	7.8%
Technology	4.4%
Others (each less than 3.0%)	5.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,216,601	CAD	1,640,177	04/17	BRC	($17,130)
USD	1,216,929	CAD	1,640,177	04/17	CIB	(16,802)
USD	1,216,878	CAD	1,640,169	04/17	GSC	(16,848)
USD	1,216,622	CAD	1,640,177	04/17	RBC	(17,109)
USD	426,995	CHF	429,593	04/17	BRC	(2,409)
USD	426,818	CHF	429,593	04/17	CIB	(2,586)
USD	426,888	CHF	429,598	04/17	GSC	(2,522)
USD	427,111	CHF	429,593	04/17	RBC	(2,293)
USD	1,593,822	EUR	1,496,132	04/17	BRC	(3,760)
USD	1,592,632	EUR	1,496,132	04/17	CIB	(4,949)
USD	1,593,240	EUR	1,496,147	04/17	GSC	(4,358)
USD	1,593,919	EUR	1,496,132	04/17	RBC	(3,663)
USD	888,857	GBP	731,236	04/17	BRC	(27,756)
USD	889,117	GBP	731,236	04/17	CIB	(27,497)
USD	889,008	GBP	731,255	04/17	GSC	(27,629)
USD	889,150	GBP	731,236	04/17	RBC	(27,464)

Total Forward Foreign Currency Contracts						($204,775)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$3,535,880	$3,535,880	$—	$—
	Communications	15,750,841	14,583,511	1,167,330	—
	Consumer, Cyclical	14,324,738	14,324,738	—	—
	Consumer, Non-Cyclical	25,735,830	23,754,044	1,981,786	—
	Energy	28,090,115	28,090,115	—	—
	Financial	64,117,106	64,117,106	—	—
	Industrial	17,401,409	17,401,409	—	—
	Technology	8,100,170	8,100,170	—	—
	Utilities	1,204,896	1,204,896	—	—

	Total Common Stocks	178,260,985	175,111,869	3,149,116	—

	Short-Term Investment	5,230,156	5,230,156	—	—

	Total Assets	183,491,141	180,342,025	3,149,116	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(204,775)	—	(204,775)	—

	Total Liabilities	(204,775)	—	(204,775)	—

	Total	$183,286,366	$180,342,025	$2,944,341	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND (Formerly named PF Small-Cap Growth Fund)

Schedule of Investments

March 31, 2017

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	15,525	$30

Total Warrants (Cost $0)		30

COMMON STOCKS - 99.0%

Basic Materials - 7.5%

AK Steel Holding Corp *	12,882	92,622
Cliffs Natural Resources Inc *	8,929	73,307
Huntsman Corp	4,848	118,970
Minerals Technologies Inc	1,392	106,627
Smart Sand Inc *	4,184	67,990
United States Steel Corp	3,076	104,000
US Silica Holdings Inc	1,937	92,957

		656,473

Communications - 8.6%

8x8 Inc *	4,186	63,836
Acacia Communications Inc *	662	38,806
Oclaro Inc *	6,023	59,146
Proofpoint Inc *	850	63,206
Shopify Inc ‘A’ (Canada) *	2,648	180,302
Stamps.com Inc *	694	82,135
The Trade Desk Inc ‘A’ *	2,088	77,778
Wix.com Ltd (Israel) *	2,885	195,891

		761,100

Consumer, Cyclical - 14.7%

Allison Transmission Holdings Inc	3,011	108,577
Beacon Roofing Supply Inc *	2,847	139,959
Burlington Stores Inc *	1,147	111,592
Canada Goose Holdings Inc (Canada) *	4,226	67,447
Dave & Buster’s Entertainment Inc *	2,794	170,685
Extended Stay America Inc	5,021	80,035
IMAX Corp *	2,031	69,054
iRobot Corp *	1,413	93,456
MSC Industrial Direct Co Inc ‘A’	859	88,271
Ollie’s Bargain Outlet Holdings Inc *	1,314	44,019
Planet Fitness Inc ‘A’	6,155	118,607
Pool Corp	693	82,696
Tenneco Inc	1,275	79,585
Universal Electronics Inc *	634	43,429

		1,297,412

Consumer, Non-Cyclical - 20.0%

ABIOMED Inc *	185	23,162
ACADIA Pharmaceuticals Inc *	776	26,679
Agios Pharmaceuticals Inc *	442	25,813
Blueprint Medicines Corp *	2,554	102,134
Cardtronics PLC ‘A’ *	1,469	68,676
Clovis Oncology Inc *	947	60,295
Exact Sciences Corp *	4,457	105,274
Exelixis Inc *	5,207	112,836
Glaukos Corp *	2,150	110,295
Global Blood Therapeutics Inc *	1,218	44,883
HealthEquity Inc *	2,022	85,834
Insulet Corp *	1,948	83,939
Kite Pharma Inc *	808	63,420
Live Nation Entertainment Inc *	4,592	139,459
Nevro Corp *	1,435	134,459
Penumbra Inc *	1,684	140,530
Quanta Services Inc *	3,593	133,336
Sage Therapeutics Inc *	1,450	103,052

	Shares	Value
Spark Therapeutics Inc *	1,222	$65,181
TESARO Inc *	845	130,020

		1,759,277

Energy - 1.5%

Forum Energy Technologies Inc *	2,058	42,601
MRC Global Inc *	5,122	93,886

		136,487

Financial - 16.2%

Air Lease Corp	3,513	136,129
CenterState Banks Inc	2,258	58,482
Chemical Financial Corp	1,177	60,204
Columbia Banking System Inc	1,207	47,061
Evercore Partners Inc ‘A’	1,639	127,678
Glacier Bancorp Inc	1,216	41,259
Hamilton Lane Inc ‘A’ *	293	5,470
MB Financial Inc	971	41,578
Moelis & Co ‘A’	2,172	83,622
Pinnacle Financial Partners Inc	1,583	105,190
South State Corp	496	44,318
Sterling Bancorp	2,682	63,563
Texas Capital Bancshares Inc *	1,082	90,293
WageWorks Inc *	2,241	162,024
Webster Financial Corp	1,776	88,871
Western Alliance Bancorp *	2,871	140,937
Wintrust Financial Corp	1,269	87,713
WSFS Financial Corp	928	42,642

		1,427,034

Industrial - 13.8%

Apogee Enterprises Inc	1,253	74,691
Belden Inc	894	61,856
Builders FirstSource Inc *	7,055	105,120
Cognex Corp	2,185	183,431
Coherent Inc *	684	140,658
Eagle Materials Inc	914	88,786
GasLog Ltd (Monaco)	7,899	121,250
MasTec Inc *	2,786	111,579
Nordson Corp	1,066	130,947
Universal Display Corp	1,290	111,069
XPO Logistics Inc *	1,744	83,520

		1,212,907

Technology - 16.7%

2U Inc *	2,537	100,617
Blackline Inc *	667	19,850
BroadSoft Inc *	973	39,115
Cavium Inc *	1,868	133,861
CEVA Inc *	1,232	43,736
Cirrus Logic Inc *	730	44,304
Cotiviti Holdings Inc *	2,385	99,288
Electronics For Imaging Inc *	893	43,605
Five9 Inc *	5,574	91,748
HubSpot Inc *	817	49,469
Inphi Corp *	2,530	123,515
IPG Photonics Corp *	932	112,492
Kornit Digital Ltd (Israel) *	3,446	65,819
MACOM Technology Solution Holdings Inc *	2,376	114,761
Materialise NV ADR (Belgium) *	2,420	22,022
Monolithic Power Systems Inc	1,366	125,809
MuleSoft Inc ‘A’ *	2,355	57,297
Paycom Software Inc *	1,191	68,494
Twilio Inc ‘A’ *	1,406	40,591
Veeva Systems Inc ‘A’ *	1,449	74,305

		1,470,698

Total Common Stocks (Cost $7,064,101)		8,721,388

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio	101,776	$101,776

Total Short-Term Investment (Cost $101,776)		101,776

TOTAL INVESTMENTS - 100.2% (Cost $7,165,877)		8,823,194

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(17,703)

NET ASSETS - 100.0%		$8,805,491

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.0%
Technology	16.7%
Financial	16.2%
Consumer, Cyclical	14.7%
Industrial	13.8%
Communications	8.6%
Basic Materials	7.5%
Others (each less than 3.0%)	2.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$30	$—	$30	$—
	Common Stocks	8,721,388	8,721,388	—	—
	Short-Term Investment	101,776	101,776	—	—

	Total	$8,823,194	$8,823,164	$30	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 2.3%

Monsanto Co	8,502	$962,426
The Sherwin-Williams Co	6,374	1,977,151
Univar Inc *	7,313	224,217

		3,163,794

Communications - 20.8%

Alphabet Inc ‘A’ *	6,115	5,184,297
Alphabet Inc ‘C’ *	4,394	3,645,087
Amazon.com Inc *	6,913	6,128,651
Comcast Corp ‘A’	58,260	2,189,993
Facebook Inc ‘A’ *	46,914	6,664,134
Netflix Inc *	12,619	1,865,214
The Priceline Group Inc *	1,354	2,410,079

		28,087,455

Consumer, Cyclical - 9.6%

Aramark	36,089	1,330,601
AutoZone Inc *	376	271,867
Costco Wholesale Corp	9,036	1,515,247
Dollar Tree Inc *	18,417	1,444,998
LKQ Corp *	6,864	200,909
Lululemon Athletica Inc *	4,717	244,671
Marriott International Inc ‘A’	12,088	1,138,448
NIKE Inc ‘B’	26,540	1,479,074
Panera Bread Co ‘A’ *	2,385	624,560
Ross Stores Inc	31,496	2,074,641
Starbucks Corp	24,850	1,450,992
The TJX Cos Inc	5,943	469,972
Tractor Supply Co	10,080	695,218

		12,941,198

Consumer, Non-Cyclical - 23.7%

Abbott Laboratories	14,581	647,542
Alexion Pharmaceuticals Inc *	1,986	240,783
Allergan PLC	4,042	965,715
Biogen Inc *	2,647	723,743
BioMarin Pharmaceutical Inc *	4,409	387,022
Bristol-Myers Squibb Co	16,414	892,593
Celgene Corp *	18,735	2,331,196
Colgate-Palmolive Co	17,909	1,310,760
Constellation Brands Inc ‘A’	10,780	1,747,115
CR Bard Inc	3,504	870,884
Danaher Corp	30,867	2,640,054
Danone SA (France)	7,217	490,938
Ecolab Inc	4,292	537,959
Edwards Lifesciences Corp *	5,822	547,676
Eli Lilly & Co	12,055	1,013,946
Equifax Inc	8,620	1,178,699
FleetCor Technologies Inc *	9,332	1,413,145
Global Payments Inc	4,140	334,015
McKesson Corp	1,693	251,004
Mead Johnson Nutrition Co	5,476	487,802
Medtronic PLC	23,786	1,916,200
Mondelez International Inc ‘A’	14,086	606,825
Monster Beverage Corp *	17,225	795,278
PayPal Holdings Inc *	7,851	337,750
Pernod Ricard SA (France)	2,803	331,374
Philip Morris International Inc	8,964	1,012,036
Regeneron Pharmaceuticals Inc *	1,648	638,616
Sabre Corp	6,288	133,243
Stryker Corp	6,764	890,481
The Cooper Cos Inc	750	149,917
The Estee Lauder Cos Inc ‘A’	8,729	740,132
Thermo Fisher Scientific Inc	19,062	2,927,923
UnitedHealth Group Inc	3,284	538,609

	Shares	Value
Verisk Analytics Inc *	12,317	$999,401
Zoetis Inc	19,667	1,049,628

		32,080,004

Energy - 0.9%

Concho Resources Inc *	4,296	551,349
Pioneer Natural Resources Co	3,648	679,367

		1,230,716

Financial - 13.2%

American Tower Corp REIT	26,728	3,248,521
Aon PLC	8,583	1,018,716
Intercontinental Exchange Inc	28,474	1,704,738
Mastercard Inc ‘A’	31,792	3,575,646
Morgan Stanley	14,618	626,235
The Blackstone Group LP	5,849	173,715
The Charles Schwab Corp	39,506	1,612,240
The Goldman Sachs Group Inc	2,587	594,286
Visa Inc ‘A’	59,064	5,249,018

		17,803,115

Industrial - 7.4%

AMETEK Inc	16,318	882,477
Amphenol Corp ‘A’	13,698	974,887
Canadian Pacific Railway Ltd (Canada)	7,821	1,149,061
Flowserve Corp	4,318	209,078
Fortive Corp	12,835	772,924
Honeywell International Inc	6,729	840,250
Roper Technologies Inc	7,247	1,496,433
Union Pacific Corp	12,902	1,366,580
Vulcan Materials Co	14,633	1,762,984
Xylem Inc	10,508	527,712

		9,982,386

Technology - 20.6%

Activision Blizzard Inc	35,191	1,754,623
Adobe Systems Inc *	30,582	3,979,636
Analog Devices Inc	4,943	405,079
Apple Inc	18,525	2,661,301
Broadcom Ltd	11,570	2,533,367
Cognizant Technology Solutions Corp ‘A’ *	20,942	1,246,468
Electronic Arts Inc *	21,146	1,892,990
Fidelity National Information Services Inc	11,518	917,063
Fiserv Inc *	18,506	2,133,927
Intuit Inc	12,983	1,505,898
Microsoft Corp	76,593	5,044,415
NVIDIA Corp	13,181	1,435,806
PTC Inc *	2,856	150,083
salesforce.com Inc *	26,692	2,201,823

		27,862,479

Total Common Stocks (Cost $90,206,873)		133,151,147

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	1,831,779	1,831,779

Total Short-Term Investment (Cost $1,831,779)		1,831,779

TOTAL INVESTMENTS - 99.9% (Cost $92,038,652)		134,982,926

OTHER ASSETS & LIABILITIES, NET - 0.1%		148,931

NET ASSETS - 100.0%		$135,131,857

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2017

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.7%
Communications	20.8%
Technology	20.6%
Financial	13.2%
Consumer, Cyclical	9.6%
Industrial	7.4%
Others (each less than 3.0%)	4.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$3,163,794	$3,163,794	$—	$—
	Communications	28,087,455	28,087,455	—	—
	Consumer, Cyclical	12,941,198	12,941,198	—	—
	Consumer, Non-cyclical	32,080,004	31,257,692	822,312	—
	Energy	1,230,716	1,230,716	—	—
	Financial	17,803,115	17,803,115	—	—
	Industrial	9,982,386	9,982,386	—	—
	Technology	27,862,479	27,862,479	—	—

	Total Common Stocks	133,151,147	132,328,835	822,312	—

	Short-Term Investment	1,831,779	1,831,779	—	—

	Total	$134,982,926	$134,160,614	$822,312	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 100.0%

Basic Materials - 2.0%

Monsanto Co	4,737	$536,228
The Sherwin-Williams Co	4,128	1,280,464

		1,816,692

Communications - 29.5%

Alibaba Group Holding Ltd ADR (China) *	8,237	888,196
Alphabet Inc ‘A’ *	7,775	6,591,645
Amazon.com Inc *	7,797	6,912,352
Facebook Inc ‘A’ *	19,934	2,831,625
Netflix Inc *	19,725	2,915,552
Snap Inc ‘A’ *	19,812	446,364
Tencent Holdings Ltd (China)	84,400	2,431,524
The Priceline Group Inc *	1,618	2,879,991
Zayo Group Holdings Inc *	12,432	409,013

		26,306,262

Consumer, Cyclical - 7.8%

Chipotle Mexican Grill Inc *	650	289,588
Dollar Tree Inc *	4,672	366,565
Domino’s Pizza Inc	5,407	996,510
NIKE Inc ‘B’	47,419	2,642,661
The Home Depot Inc	12,913	1,896,016
Ulta Beauty Inc *	2,794	796,933

		6,988,273

Consumer, Non-Cyclical - 24.2%

Alexion Pharmaceuticals Inc *	23,398	2,836,774
Becton Dickinson and Co	7,281	1,335,627
Biogen Inc *	5,986	1,636,692
Bioverativ Inc * l	—	27
Boston Scientific Corp *	46,031	1,144,791
Celgene Corp *	7,672	954,627
Constellation Brands Inc ‘A’	13,587	2,202,045
Equifax Inc	9,783	1,337,727
FleetCor Technologies Inc *	6,728	1,018,821
Global Payments Inc	19,317	1,558,496
Humana Inc	5,558	1,145,726
Regeneron Pharmaceuticals Inc *	1,745	676,205
UnitedHealth Group Inc	23,872	3,915,247
Vantiv Inc ‘A’ *	16,479	1,056,633
Zoetis Inc	13,899	741,790

		21,561,228

Energy - 1.3%

EOG Resources Inc	3,690	359,960
Pioneer Natural Resources Co	4,386	816,805

		1,176,765

Financial - 12.3%

Bank of America Corp	82,639	1,949,454
Berkshire Hathaway Inc ‘B’ *	7,738	1,289,770
Citigroup Inc	12,682	758,637
Equinix Inc REIT	2,756	1,103,420
First Republic Bank	6,247	586,031
SBA Communications Corp REIT *	9,816	1,181,552
SunTrust Banks Inc	6,127	338,823
Visa Inc ‘A’	32,900	2,923,823
Wells Fargo & Co	14,949	832,061

		10,963,571

Industrial - 3.8%

Acuity Brands Inc	7,508	1,531,632
Roper Technologies Inc	4,873	1,006,226
TransDigm Group Inc	3,801	836,828

		3,374,686

	Shares	Value
Technology - 19.1%

Activision Blizzard Inc	34,280	$1,709,201
Adobe Systems Inc *	9,726	1,265,644
Apple Inc	16,049	2,305,599
ASML Holding NV ‘NY’ (Netherlands)	15,192	2,017,498
Autodesk Inc *	15,612	1,349,970
Broadcom Ltd	7,064	1,546,733
Cognizant Technology Solutions Corp ‘A’ *	15,343	913,215
Microsoft Corp	69,961	4,607,631
NVIDIA Corp	3,647	397,268
salesforce.com Inc *	10,578	872,579

		16,985,338

Total Common Stocks (Cost $63,108,755)		89,172,815

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds T-Fund Portfolio	112,133	112,133

Total Short-Term Investment (Cost $112,133)		112,133

TOTAL INVESTMENTS - 100.1% (Cost $63,220,888)		89,284,948

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(117,746)

NET ASSETS - 100.0%		$89,167,202

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	29.5%
Consumer, Non-Cyclical	24.2%
Technology	19.1%
Financial	12.3%
Consumer, Cyclical	7.8%
Industrial	3.8%
Others (each less than 3.0%)	3.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$1,816,692	$1,816,692	$—	$—
	Communications	26,306,262	23,874,738	2,431,524	—
	Consumer, Cyclical	6,988,273	6,988,273	—	—
	Consumer, Non-Cyclical	21,561,228	21,561,228	—	—
	Energy	1,176,765	1,176,765	—	—
	Financial	10,963,571	10,963,571	—	—
	Industrial	3,374,686	3,374,686	—	—
	Technology	16,985,338	16,985,338	—	—

	Total Common Stocks	89,172,815	86,741,291	2,431,524	—

	Short-Term Investment	112,133	112,133	—	—

	Total	$89,284,948	$86,853,424	$2,431,524	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.6%

Basic Materials - 2.2%

AdvanSix Inc * l	—	$26
Air Products & Chemicals Inc	31,560	4,269,752
Freeport-McMoRan Inc *	408,061	5,451,695

		9,721,473

Communications - 14.1%

Charter Communications Inc ‘A’ *	28,431	9,305,942
DISH Network Corp ‘A’ *	215,581	13,687,238
Motorola Solutions Inc	110,238	9,504,720
SES SA ‘A’ FDR (Luxembourg)	211,568	4,918,755
Time Warner Inc	145,153	14,182,900
Twenty-First Century Fox Inc ‘B’	300,944	9,564,000

		61,163,555

Consumer, Cyclical - 4.1%

CVS Health Corp	139,573	10,956,480
The Home Depot Inc	44,910	6,594,135

		17,550,615

Consumer, Non-Cyclical - 18.5%

AmerisourceBergen Corp	60,867	5,386,729
Amgen Inc	47,131	7,732,783
Anheuser-Busch InBev SA/NV ADR (Belgium)	41,229	4,525,295
Anthem Inc	56,911	9,411,941
Johnson & Johnson	64,812	8,072,335
Kimberly-Clark Corp	35,970	4,734,731
Merck & Co Inc	166,868	10,602,793
Novartis AG ADR (Switzerland)	46,450	3,449,841
Philip Morris International Inc	87,922	9,926,394
Reynolds American Inc	119,187	7,511,165
Teva Pharmaceutical Industries Ltd ADR (Israel)	119,020	3,819,352
UnitedHealth Group Inc	30,451	4,994,268

		80,167,627

Energy - 11.9%

Chevron Corp	71,861	7,715,716
Exxon Mobil Corp	96,622	7,923,970
Halliburton Co	208,481	10,259,350
National Oilwell Varco Inc	133,807	5,364,323
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	94,766	4,997,011
Schlumberger Ltd	86,495	6,755,259
Suncor Energy Inc (Canada)	273,645	8,414,584

		51,430,213

Financial - 27.5%

American Express Co	113,354	8,967,435
American Tower Corp REIT	52,590	6,391,789
Bank of America Corp	256,757	6,056,898
Capital One Financial Corp	58,752	5,091,448
Citigroup Inc	149,938	8,969,291
JPMorgan Chase & Co	197,283	17,329,339
Marsh & McLennan Cos Inc	104,686	7,735,248
MetLife Inc	87,270	4,609,601
State Street Corp	92,784	7,386,534
Synchrony Financial	141,580	4,856,194
The Bank of New York Mellon Corp	112,615	5,318,806
The Progressive Corp	121,772	4,771,027
The Travelers Cos Inc	48,257	5,816,899
US Bancorp	230,647	11,878,321
Wells Fargo & Co	254,195	14,148,494

		119,327,324

Industrial - 14.0%

Crown Holdings Inc *	130,290	6,898,856
General Electric Co	303,751	9,051,780
Honeywell International Inc	94,803	11,838,051

	Shares	Value
Illinois Tool Works Inc	79,542	$10,536,929
Martin Marietta Materials Inc	33,153	7,235,642
TE Connectivity Ltd	107,735	8,031,644
United Technologies Corp	62,974	7,066,313

		60,659,215

Technology - 4.8%

Dell Technologies Inc ‘V’ * l	—	18
International Business Machines Corp	19,688	3,428,468
Microsoft Corp	123,938	8,162,557
Nuance Communications Inc *	312,356	5,406,882
Xerox Corp	518,197	3,803,566

		20,801,491

Utilities - 1.5%

Sempra Energy	59,946	6,624,033

Total Common Stocks (Cost $275,586,620)		427,445,546

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio	2,263,826	2,263,826

Total Short-Term Investment (Cost $2,263,826)		2,263,826

TOTAL INVESTMENTS - 99.1% (Cost $277,850,446)		429,709,372

OTHER ASSETS & LIABILITIES, NET - 0.9%		3,841,883

NET ASSETS - 100.0%		$433,551,255

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.5%
Consumer, Non-Cyclical	18.5%
Communications	14.1%
Industrial	14.0%
Energy	11.9%
Technology	4.8%
Consumer, Cyclical	4.1%
Others (each less than 3.0%)	4.2%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$9,721,473	$9,721,473	$—	$—
	Communications	61,163,555	56,244,800	4,918,755	—
	Consumer, Cyclical	17,550,615	17,550,615	—	—
	Consumer, Non-Cyclical	80,167,627	80,167,627	—	—
	Energy	51,430,213	51,430,213	—	—
	Financial	119,327,324	119,327,324	—	—
	Industrial	60,659,215	60,659,215	—	—
	Technology	20,801,491	20,801,491	—	—
	Utilities	6,624,033	6,624,033	—	—

	Total Common Stocks	427,445,546	422,526,791	4,918,755	—

	Short-Term Investment	2,263,826	2,263,826	—	—

	Total	$429,709,372	$424,790,617	$4,918,755	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 100.0%

Basic Materials - 2.4%

EI du Pont de Nemours & Co	28,205	$2,265,708
PPG Industries Inc	47,665	5,008,638

		7,274,346

Communications - 13.0%

Alphabet Inc ‘C’ *	14,861	12,328,091
Cisco Systems Inc	164,230	5,550,974
Comcast Corp ‘A’	242,228	9,105,351
Facebook Inc ‘A’ *	48,070	6,828,344
Verizon Communications Inc	109,628	5,344,365

		39,157,125

Consumer, Cyclical - 8.5%

Adient PLC	6,048	439,523
AutoZone Inc *	8,931	6,457,560
Delphi Automotive PLC	41,434	3,335,023
Lowe’s Cos Inc	86,320	7,096,367
McDonald’s Corp	37,830	4,903,146
Whirlpool Corp	18,820	3,224,431

		25,456,050

Consumer, Non-Cyclical - 23.9%

Boston Scientific Corp *	118,806	2,954,705
Celgene Corp *	48,102	5,985,332
Express Scripts Holding Co *	61,776	4,071,656
Johnson & Johnson	31,255	3,892,810
Merck & Co Inc	109,450	6,954,453
Mondelez International Inc ‘A’	118,799	5,117,861
Mylan NV *	64,698	2,522,575
Nielsen Holdings PLC	83,837	3,463,306
PayPal Holdings Inc *	78,009	3,355,947
PepsiCo Inc	76,249	8,529,213
Philip Morris International Inc	53,808	6,074,923
S&P Global Inc	27,268	3,565,018
Stryker Corp	25,100	3,304,415
The Kraft Heinz Co	58,127	5,278,513
UnitedHealth Group Inc	37,631	6,171,860
Valeant Pharmaceuticals International Inc *	60,940	672,168

		71,914,755

Energy - 6.2%

Magellan Midstream Partners LP	78,693	6,052,279
Phillips 66	82,935	6,570,111
Suncor Energy Inc (Canada)	200,329	6,160,117

		18,782,507

Financial - 19.2%

American Express Co	69,390	5,489,443
Berkshire Hathaway Inc ‘B’ *	41,256	6,876,550
Citigroup Inc	153,848	9,203,188
CME Group Inc ‘A’	35,065	4,165,722
Discover Financial Services	53,248	3,641,631
Intercontinental Exchange Inc	58,720	3,515,566
Marsh & McLennan Cos Inc	40,254	2,974,368
MetLife Inc	74,120	3,915,018
Mid-America Apartment Communities Inc REIT	21,010	2,137,557
Simon Property Group Inc REIT	6,792	1,168,428
SunTrust Banks Inc	54,484	3,012,965
The Bank of New York Mellon Corp	92,467	4,367,216
The Progressive Corp	84,135	3,296,409
US Bancorp	79,884	4,114,026

		57,878,087

	Shares	Value
Industrial - 11.9%

Agilent Technologies Inc	35,859	$1,895,865
Canadian National Railway Co (Canada)	42,338	3,130,048
Canadian Pacific Railway Ltd (Canada)	31,139	4,574,942
Deere & Co	18,254	1,987,131
General Electric Co	271,087	8,078,393
Johnson Controls International PLC	72,072	3,035,664
Lockheed Martin Corp	20,555	5,500,518
Republic Services Inc	13,284	834,368
United Technologies Corp	24,775	2,780,003
Vulcan Materials Co	17,730	2,136,110
Waste Connections Inc (Canada)	21,170	1,867,617

		35,820,659

Technology - 11.4%

Amdocs Ltd	79,057	4,821,686
Apple Inc	134,222	19,282,333
Applied Materials Inc	86,336	3,358,470
Cerner Corp *	47,493	2,794,963
Maxim Integrated Products Inc	33,490	1,505,710
Western Digital Corp	32,190	2,656,641

		34,419,803

Utilities - 3.5%

National Grid PLC (United Kingdom)	309,350	3,924,807
PG&E Corp	99,103	6,576,476

		10,501,283

Total Common Stocks (Cost $228,836,599)		301,204,615

SHORT-TERM INVESTMENT - 0.3%

Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio	1,035,049	1,035,049

Total Short-Term Investment (Cost $1,035,049)		1,035,049

TOTAL INVESTMENTS - 100.3% (Cost $229,871,648)		302,239,664

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(917,424)

NET ASSETS - 100.0%		$301,322,240

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Financial	19.2%
Communications	13.0%
Industrial	11.9%
Technology	11.4%
Consumer, Cyclical	8.5%
Energy	6.2%
Utilities	3.5%
Others (each less than 3.0%)	2.7%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2017

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$7,274,346	$7,274,346	$—	$—
	Communications	39,157,125	39,157,125	—	—
	Consumer, Cyclical	25,456,050	25,456,050	—	—
	Consumer, Non-Cyclical	71,914,755	71,914,755	—	—
	Energy	18,782,507	18,782,507	—	—
	Financial	57,878,087	57,878,087	—	—
	Industrial	35,820,659	35,820,659	—	—
	Technology	34,419,803	34,419,803	—	—
	Utilities	10,501,283	6,576,476	3,924,807	—

	Total Common Stocks	301,204,615	297,279,808	3,924,807	—

	Short-Term Investment	1,035,049	1,035,049	—	—

	Total	$302,239,664	$298,314,857	$3,924,807	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 5.4%

Albemarle Corp	4,113	$434,497
Celanese Corp ‘A’	5,968	536,225
CF Industries Holdings Inc	16,268	477,466
Newmont Mining Corp	21,811	718,891
Silver Wheaton Corp (Canada)	6,651	138,607
Steel Dynamics Inc	12,670	440,409
US Silica Holdings Inc	5,327	255,643
Westlake Chemical Corp	8,687	573,776

		3,575,514

Communications - 5.8%

Arista Networks Inc *	4,559	603,019
DISH Network Corp ‘A’ *	16,510	1,048,220
eBay Inc *	25,007	839,485
Expedia Inc	3,203	404,123
IAC/InterActiveCorp *	3,920	288,982
Match Group Inc *	18,653	304,603
Palo Alto Networks Inc *	2,881	324,631

		3,813,063

Consumer, Cyclical - 13.6%

Alaska Air Group Inc	5,028	463,682
American Eagle Outfitters Inc	25,749	361,258
Big Lots Inc	8,491	413,342
Brunswick Corp	6,391	391,129
Casey’s General Stores Inc	836	93,841
Darden Restaurants Inc	5,560	465,205
DR Horton Inc	9,683	322,541
Foot Locker Inc	1,917	143,411
Lear Corp	2,460	348,287
Mohawk Industries Inc *	1,758	403,443
NVR Inc *	75	158,016
Panera Bread Co ‘A’ *	1,147	300,365
Polaris Industries Inc	3,535	296,233
PulteGroup Inc	9,859	232,179
PVH Corp	3,305	341,968
Royal Caribbean Cruises Ltd	4,914	482,113
Skechers U.S.A. Inc ‘A’ *	13,166	361,407
Southwest Airlines Co	10,702	575,340
Tenneco Inc	4,194	261,789
Texas Roadhouse Inc	6,586	293,275
The Cheesecake Factory Inc	7,710	488,506
Thor Industries Inc	9,452	908,621
Ulta Beauty Inc *	1,245	355,111
Vail Resorts Inc	2,617	502,202

		8,963,264

Consumer, Non-Cyclical - 16.5%

ABIOMED Inc *	12,938	1,619,837
Alkermes PLC *	6,064	354,744
AMERCO	1,077	410,542
BioMarin Pharmaceutical Inc *	3,539	310,653
Conagra Brands Inc	11,788	475,528
DaVita Inc *	3,610	245,372
Edwards Lifesciences Corp *	3,755	353,233
Hologic Inc *	10,732	456,647
Hormel Foods Corp	14,349	496,906
Humana Inc	1,599	329,618
Incyte Corp *	3,222	430,685
Ionis Pharmaceuticals Inc *	7,318	294,184
ManpowerGroup Inc	4,140	424,640
MarketAxess Holdings Inc	1,750	328,108
Molina Healthcare Inc *	8,846	403,378
Monster Beverage Corp *	8,379	386,858
NuVasive Inc *	6,199	462,941
Robert Half International Inc	9,029	440,886

	Shares	Value
S&P Global Inc	5,087	$665,074
The Clorox Co	2,844	383,456
The Cooper Cos Inc	2,038	407,376
The JM Smucker Co	1,241	162,670
The Kroger Co	8,150	240,344
Tyson Foods Inc ‘A’	4,883	301,330
United Rentals Inc *	3,898	487,445
Universal Health Services Inc ‘B’	441	54,882

		10,927,337

Energy - 4.3%

Oceaneering International Inc	19,581	530,253
Parsley Energy Inc ‘A’ *	12,960	421,330
Patterson-UTI Energy Inc	11,947	289,954
Pioneer Natural Resources Co	3,608	671,918
RPC Inc	15,114	276,737
TechnipFMC PLC (United Kingdom) *	19,252	625,690

		2,815,882

Financial - 20.6%

Affiliated Managers Group Inc	1,661	272,304
Arch Capital Group Ltd *	6,791	643,583
Axis Capital Holdings Ltd	8,635	578,804
CBOE Holdings Inc	5,124	415,403
Citizens Financial Group Inc	50,386	1,740,836
Comerica Inc	10,311	707,128
Cousins Properties Inc REIT	40,354	333,728
Ellie Mae Inc *	3,113	312,141
EPR Properties REIT	12,350	909,330
Host Hotels & Resorts Inc REIT	34,588	645,412
KeyCorp	36,147	642,694
Lamar Advertising Co ‘A’ REIT	11,573	864,966
Lincoln National Corp	5,886	385,239
National Retail Properties Inc REIT	11,442	499,100
Omega Healthcare Investors Inc REIT	9,765	322,147
Outfront Media Inc REIT	30,188	801,491
Public Storage REIT	2,031	444,606
Senior Housing Properties Trust REIT	22,529	456,212
SunTrust Banks Inc	15,994	884,468
T Rowe Price Group Inc	3,992	272,055
Unum Group	8,695	407,709
White Mountains Insurance Group Ltd	574	505,051
XL Group Ltd (Bermuda)	13,352	532,211

		13,576,618

Industrial - 11.1%

Acuity Brands Inc	1,025	209,100
AGCO Corp	4,145	249,446
BWX Technologies Inc	13,717	652,929
FLIR Systems Inc	4,329	157,056
Harris Corp	5,478	609,537
Hexcel Corp	8,642	471,421
Huntington Ingalls Industries Inc	3,053	611,333
Martin Marietta Materials Inc	2,561	558,938
Masco Corp	9,933	337,623
Norfolk Southern Corp	4,736	530,290
Old Dominion Freight Line Inc	2,944	251,918
Orbital ATK Inc	3,989	390,922
Parker-Hannifin Corp	2,713	434,948
Rockwell Automation Inc	2,603	405,313
Textron Inc	10,218	486,275
Vulcan Materials Co	3,574	430,596
Xylem Inc	10,664	535,546

		7,323,191

Technology - 16.5%

Activision Blizzard Inc	8,974	447,443
Ambarella Inc *	6,273	343,196
Analog Devices Inc	3,215	263,469
Applied Materials Inc	11,359	441,865

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Aspen Technology Inc *	7,258	$427,641
athenahealth Inc *	1,640	184,811
Computer Sciences Corp	25,287	1,745,056
CSRA Inc	21,385	626,367
Electronic Arts Inc *	4,803	429,965
Fiserv Inc *	7,226	833,230
IPG Photonics Corp *	4,457	537,960
Jack Henry & Associates Inc	6,079	565,955
Lam Research Corp	4,277	548,996
Micron Technology Inc *	19,782	571,700
NVIDIA Corp	1,049	114,268
ON Semiconductor Corp *	21,704	336,195
Science Applications International Corp	4,328	322,003
ServiceNow Inc *	4,314	377,346
Skyworks Solutions Inc	6,984	684,292
Take-Two Interactive Software Inc *	6,953	412,104
Western Digital Corp	4,021	331,853
Xilinx Inc	6,502	376,401

		10,922,116

Utilities - 5.4%

American Water Works Co Inc	11,580	900,576
Atmos Energy Corp	19,212	1,517,556
ONE Gas Inc	6,576	444,538
Xcel Energy Inc	16,040	712,978

		3,575,648

Total Common Stocks (Cost $51,960,819)		65,492,633

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	927,795	927,795

Total Short-Term Investment (Cost $927,795)		927,795

TOTAL INVESTMENTS - 100.6% (Cost $52,888,614)		66,420,428

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(409,577)

NET ASSETS - 100.0%		$66,010,851

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.6%
Consumer, Non-Cyclical	16.5%
Technology	16.5%
Consumer, Cyclical	13.6%
Industrial	11.1%
Communications	5.8%
Utilities	5.4%
Basic Materials	5.4%
Energy	4.3%
Others (each less than 3.0%)	1.4%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$65,492,633	$65,492,633	$—	$—
	Short-Term Investment	927,795	927,795	—	—

	Total	$66,420,428	$66,420,428	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP GROWTH FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 0.7%

Axalta Coating Systems Ltd *	3,049	$98,178

Communications - 6.3%

Arista Networks Inc *	752	99,467
GrubHub Inc *	7,617	250,523
MercadoLibre Inc (Argentina)	1,410	298,173
Pandora Media Inc *	22,544	266,245

		914,408

Consumer, Cyclical - 22.8%

BorgWarner Inc	7,146	298,631
Burberry Group PLC (United Kingdom)	9,282	200,312
Duluth Holdings Inc ‘B’ *	2,768	58,931
Dunkin’ Brands Group Inc	5,418	296,256
Fastenal Co	11,066	569,899
Kate Spade & Co *	9,274	215,435
Lululemon Athletica Inc *	3,885	201,515
Polaris Industries Inc	3,479	291,540
The Scotts Miracle-Gro Co	1,608	150,171
Tiffany & Co	4,030	384,059
Tractor Supply Co	4,578	315,745
WABCO Holdings Inc *	982	115,306
Williams-Sonoma Inc	3,865	207,241

		3,305,041

Consumer, Non-Cyclical - 29.1%

Acadia Healthcare Co Inc *	2,336	101,850
ACADIA Pharmaceuticals Inc *	6,665	229,143
Align Technology Inc *	2,050	235,156
Alkermes PLC *	4,878	285,363
BioMarin Pharmaceutical Inc *	2,474	217,168
Blue Buffalo Pet Products Inc *	7,293	167,739
CoStar Group Inc *	1,810	375,068
Edwards Lifesciences Corp *	3,044	286,349
Intuitive Surgical Inc *	620	475,211
Jazz Pharmaceuticals PLC *	250	36,283
Laboratory Corp of America Holdings *	1,689	242,321
MarketAxess Holdings Inc	562	105,369
Pacira Pharmaceuticals Inc *	1,983	90,425
Snyder’s-Lance Inc	4,751	191,513
The Hain Celestial Group Inc *	5,873	218,476
Verisk Analytics Inc *	2,732	221,674
Whole Foods Market Inc	9,756	289,948
Zoetis Inc	8,621	460,103

		4,229,159

Energy - 4.2%

Cabot Oil & Gas Corp	6,292	150,442
Cimarex Energy Co	1,031	123,194
Continental Resources Inc *	3,748	170,234
Noble Energy Inc	4,713	161,844

		605,714

Financial - 10.1%

CME Group Inc ‘A’	2,939	349,153
Ellie Mae Inc *	1,524	152,811
First Republic Bank	3,032	284,432
Northern Trust Corp	3,361	290,995
Oaktree Capital Group LLC	2,919	132,231
Signature Bank *	1,684	249,889

		1,459,511

Industrial - 13.0%

Allegion PLC	870	65,859
AO Smith Corp	3,600	184,176

	Shares	Value
Expeditors International of Washington Inc	5,535	$312,672
Fortune Brands Home & Security Inc	3,651	222,163
Generac Holdings Inc *	3,634	135,476
Harris Corp	2,073	230,663
IDEX Corp	2,430	227,229
Trimble Inc *	10,502	336,169
Wabtec Corp	2,296	179,088

		1,893,495

Technology - 12.5%

Electronic Arts Inc *	4,278	382,966
Guidewire Software Inc *	2,720	153,218
Maxim Integrated Products Inc	4,541	204,163
Microchip Technology Inc	5,100	376,278
Red Hat Inc *	3,303	285,710
ServiceNow Inc *	3,688	322,589
Tyler Technologies Inc *	604	93,354

		1,818,278

Total Common Stocks (Cost $11,026,334)		14,323,784

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio	248,914	248,914

Total Short-Term Investment (Cost $248,914)		248,914

TOTAL INVESTMENTS - 100.4% (Cost $11,275,248)		14,572,698

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(62,194)

NET ASSETS - 100.0%		$14,510,504

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.1%
Consumer, Cyclical	22.8%
Industrial	13.0%
Technology	12.5%
Financial	10.1%
Communications	6.3%
Energy	4.2%
Others (each less than 3.0%)	2.4%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Transactions in written options for the year ended March 31, 2017 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2016	52	$149,432
Call Options Written	124	29,418
Put Options Written	430	230,615
Call Options Closed	(76)	(18,760)
Put Options Closed	(433)	(318,251)
Call Options Expired	(39)	(8,878)
Put Options Expired	(30)	(3,640)
Call Options Exercised	(5)	(612)
Put Options Exercised	(23)	(59,324)

Outstanding, March 31, 2017	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$98,178	$98,178	$—	$—
	Communications	914,408	914,408	—	—
	Consumer, Cyclical	3,305,041	3,104,729	200,312	—
	Consumer, Non-Cyclical	4,229,159	4,229,159	—	—
	Energy	605,714	605,714	—	—
	Financial	1,459,511	1,459,511	—	—
	Industrial	1,893,495	1,893,495	—	—
	Technology	1,818,278	1,818,278	—	—

	Total Common Stocks	14,323,784	14,123,472	200,312	—

	Short-Term Investment	248,914	248,914	—	—

	Total	$14,572,698	$14,372,386	$200,312	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.8%

Basic Materials - 1.6%

PPG Industries Inc	10,218	$1,073,707
Steel Dynamics Inc	55,798	1,939,539
Valvoline Inc	5,475	134,411

		3,147,657

Communications - 4.3%

CommScope Holding Co Inc *	31,838	1,327,963
eBay Inc *	54,154	1,817,950
Expedia Inc	9,769	1,232,555
IAC/InterActiveCorp *	18,557	1,368,022
Omnicom Group Inc	15,097	1,301,512
The Interpublic Group of Cos Inc	61,110	1,501,473

		8,549,475

Consumer, Cyclical - 7.5%

Advance Auto Parts Inc	6,501	963,838
Best Buy Co Inc	12,039	591,717
BorgWarner Inc	25,068	1,047,592
Brunswick Corp	48,221	2,951,125
Delta Air Lines Inc	13,028	598,767
Hasbro Inc	5,453	544,319
HD Supply Holdings Inc *	27,183	1,117,901
Newell Brands Inc	39,730	1,874,064
PulteGroup Inc	26,595	626,312
Tenneco Inc	17,781	1,109,890
United Continental Holdings Inc *	8,963	633,146
WABCO Holdings Inc *	11,496	1,349,860
WESCO International Inc *	18,621	1,295,091

		14,703,622

Consumer, Non-Cyclical - 9.8%

Avery Dennison Corp	6,759	544,775
Becton Dickinson and Co	9,143	1,677,192
Boston Scientific Corp *	73,525	1,828,567
Bruker Corp	24,465	570,769
Cardinal Health Inc	12,971	1,057,785
Coca-Cola European Partners PLC (United Kingdom)	27,505	1,036,664
DaVita Inc *	19,892	1,352,059
ICON PLC *	6,283	500,881
Laboratory Corp of America Holdings *	13,279	1,905,138
ManpowerGroup Inc	25,373	2,602,509
Moody’s Corp	5,829	653,081
Nielsen Holdings PLC	13,906	574,457
Robert Half International Inc	52,222	2,550,000
Universal Health Services Inc ‘B’	9,935	1,236,411
Zimmer Biomet Holdings Inc	9,709	1,185,566

		19,275,854

Energy - 8.2%

Cimarex Energy Co	4,959	592,551
Diamondback Energy Inc *	25,013	2,594,223
Energen Corp *	37,531	2,043,188
EQT Corp	16,851	1,029,596
Gulfport Energy Corp *	30,572	525,533
Marathon Oil Corp	78,588	1,241,690
Marathon Petroleum Corp	35,207	1,779,362
Newfield Exploration Co *	32,096	1,184,663
Parsley Energy Inc ‘A’ *	57,420	1,866,724
QEP Resources Inc *	47,325	601,501
Rice Energy Inc *	21,860	518,082
RSP Permian Inc *	37,754	1,564,148
Tesoro Corp	7,521	609,652

		16,150,913

	Shares	Value
Financial - 33.1%

Alleghany Corp *	4,639	$2,851,408
Alliance Data Systems Corp	2,219	552,531
American Assets Trust Inc REIT	19,669	822,951
American Homes 4 Rent ‘A’ REIT	29,888	686,229
Aon PLC	18,407	2,184,727
BB&T Corp	20,037	895,654
Boston Properties Inc REIT	22,606	2,993,261
Discover Financial Services	41,228	2,819,583
Douglas Emmett Inc REIT	35,532	1,364,429
East West Bancorp Inc	44,722	2,308,102
Equity Residential REIT	16,875	1,049,963
Essex Property Trust Inc REIT	3,214	744,137
Fifth Third Bancorp	108,252	2,749,601
GGP Inc REIT	48,708	1,129,051
Huntington Bancshares Inc	225,405	3,018,173
Kilroy Realty Corp REIT	8,386	604,463
Kimco Realty Corp REIT	57,638	1,273,223
Loews Corp	38,101	1,781,984
Marsh & McLennan Cos Inc	25,399	1,876,732
Navient Corp	92,209	1,361,005
Raymond James Financial Inc	38,444	2,931,739
Regency Centers Corp REIT	36,903	2,449,990
Regions Financial Corp	49,865	724,538
Reinsurance Group of America Inc	21,200	2,691,976
SEI Investments Co	27,674	1,395,877
SL Green Realty Corp REIT	27,672	2,950,389
SLM Corp *	119,263	1,443,082
State Street Corp	27,159	2,162,128
SunTrust Banks Inc	50,535	2,794,586
Synchrony Financial	14,351	492,239
TD Ameritrade Holding Corp	52,767	2,050,526
The Allstate Corp	27,200	2,216,528
The Macerich Co REIT	10,361	667,248
Torchmark Corp	16,437	1,266,307
Unum Group	75,714	3,550,229
WR Berkley Corp	27,507	1,942,819
XL Group Ltd (Bermuda)	15,054	600,052

		65,397,460

Industrial - 17.7%

AMETEK Inc	16,840	910,707
Arrow Electronics Inc *	34,560	2,537,050
Berry Plastics Group Inc *	40,401	1,962,277
Crown Holdings Inc *	35,268	1,867,441
Curtiss-Wright Corp	12,532	1,143,670
Eaton Corp PLC	15,659	1,161,115
EnerSys	6,912	545,633
Flex Ltd *	128,578	2,160,110
Fluor Corp	15,042	791,510
Graphic Packaging Holding Co	47,804	615,237
Harris Corp	34,792	3,871,306
Hubbell Inc	9,529	1,143,956
Huntington Ingalls Industries Inc	4,714	943,931
Ingersoll-Rand PLC	30,289	2,463,101
Jabil Circuit Inc	41,310	1,194,685
Masco Corp	61,744	2,098,679
Sealed Air Corp	34,322	1,495,753
Stanley Black & Decker Inc	24,610	3,269,931
TE Connectivity Ltd	22,224	1,656,799
Textron Inc	23,278	1,107,800
The Timken Co	26,286	1,188,127
WestRock Co	15,696	816,620

		34,945,438

Technology - 9.4%

Activision Blizzard Inc	75,751	3,776,945
Amdocs Ltd	52,983	3,231,433
Broadcom Ltd	2,320	507,987

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Cognizant Technology Solutions Corp ‘A’ *	9,801	$583,356
Computer Sciences Corp	16,562	1,142,944
Fidelity National Information Services Inc	39,886	3,175,723
Leidos Holdings Inc	18,110	926,145
Microsemi Corp *	22,668	1,168,082
NetEase Inc ADR (China)	4,245	1,205,580
ON Semiconductor Corp *	81,980	1,269,870
Skyworks Solutions Inc	7,876	771,690
Western Digital Corp	9,201	759,359

		18,519,114

Utilities - 6.2%

Alliant Energy Corp	31,065	1,230,485
Ameren Corp	22,220	1,212,990
American Electric Power Co Inc	32,270	2,166,285
Edison International	33,238	2,646,077
Great Plains Energy Inc	62,540	1,827,419
PG&E Corp	32,257	2,140,575
Portland General Electric Co	24,851	1,103,881

		12,327,712

Total Common Stocks (Cost $165,559,459)		193,017,245

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio	3,955,996	3,955,996

Total Short-Term Investment (Cost $3,955,996)		3,955,996

TOTAL INVESTMENTS - 99.8% (Cost $169,515,455)		196,973,241

OTHER ASSETS & LIABILITIES, NET - 0.2%		343,400

NET ASSETS - 100.0%		$197,316,641

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.1%
Industrial	17.7%
Consumer, Non-Cyclical	9.8%
Technology	9.4%
Energy	8.2%
Consumer, Cyclical	7.5%
Utilities	6.2%
Communications	4.3%
Others (each less than 3.0%)	3.6%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$193,017,245	$193,017,245	$—	$—
	Short-Term Investment	3,955,996	3,955,996	—	—

	Total	$196,973,241	$196,973,241	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.3%

Communications - 4.3%

Extreme Networks Inc *	103,420	$776,684
FTD Cos Inc *	68,540	1,380,396
Infinera Corp *	71,260	728,990
NETGEAR Inc *	16,060	795,773
Scholastic Corp	34,510	1,469,091

		5,150,934

Consumer, Cyclical - 15.0%

Anixter International Inc *	16,780	1,330,654
Bloomin’ Brands Inc	82,510	1,627,922
Caleres Inc	41,380	1,093,260
Citi Trends Inc	67,130	1,141,210
Crocs Inc *	104,770	740,724
Dana Inc	84,070	1,623,392
Ethan Allen Interiors Inc	40,430	1,239,179
Knoll Inc	27,012	643,156
Red Robin Gourmet Burgers Inc *	26,580	1,553,601
Regal Entertainment Group ‘A’	65,780	1,485,312
SkyWest Inc	46,795	1,602,729
Tenneco Inc	22,650	1,413,813
The Children’s Place Inc	9,020	1,082,851
Wesco Aircraft Holdings Inc *	103,730	1,182,522

		17,760,325

Consumer, Non-Cyclical - 10.7%

ABM Industries Inc	22,530	982,308
Booz Allen Hamilton Holding Corp	34,040	1,204,676
Cott Corp (Canada)	79,080	977,429
Horizon Pharma PLC *	54,300	802,554
ICON PLC *	19,700	1,570,484
LifePoint Health Inc *	21,840	1,430,520
Molina Healthcare Inc *	25,600	1,167,360
Sotheby’s *	33,500	1,523,580
TrueBlue Inc *	56,300	1,539,805
Viad Corp	16,260	734,952
WellCare Health Plans Inc *	5,300	743,113

		12,676,781

Energy - 7.9%

Oasis Petroleum Inc *	94,850	1,352,561
Oil States International Inc *	34,330	1,138,040
Patterson-UTI Energy Inc	49,270	1,195,783
QEP Resources Inc *	96,800	1,230,328
RPC Inc	82,850	1,516,983
SM Energy Co	51,570	1,238,711
SRC Energy Inc *	200,690	1,693,824

		9,366,230

Financial - 27.5%

1st Source Corp	25,389	1,192,013
Armada Hoffler Properties Inc REIT	53,530	743,532
Associated Banc-Corp	72,370	1,765,828
Customers Bancorp Inc *	48,646	1,533,808
Education Realty Trust Inc REIT	29,120	1,189,552
Essent Group Ltd *	29,880	1,080,760
First American Financial Corp	19,800	777,744
First Commonwealth Financial Corp	88,270	1,170,460
Fulton Financial Corp	74,680	1,333,038
Gramercy Property Trust REIT	57,665	1,516,590
HomeStreet Inc *	37,630	1,051,758
Hope Bancorp Inc	76,691	1,470,167
Huntington Bancshares Inc	51,958	695,712
Independence Realty Trust Inc REIT	91,520	857,542
Independent Bank Group Inc	24,340	1,565,062
National Storage Affiliates Trust REIT	68,750	1,643,125
Ramco-Gershenson Properties Trust REIT	69,370	972,567
Selective Insurance Group Inc	26,220	1,236,273

	Shares	Value
State Auto Financial Corp	21,670	$594,842
Sterling Bancorp	80,820	1,915,434
Synovus Financial Corp	30,060	1,233,061
Texas Capital Bancshares Inc *	24,700	2,061,215
Validus Holdings Ltd	12,590	709,950
Webster Financial Corp	34,710	1,736,888
WSFS Financial Corp	21,505	988,155
Zions Bancorp	36,920	1,550,640

		32,585,716

Industrial - 16.9%

AECOM *	37,629	1,339,205
Air Transport Services Group Inc *	42,120	676,026
Atlas Air Worldwide Holdings Inc *	18,450	1,023,052
Covenant Transportation Group Inc ‘A’ *	68,663	1,290,864
EnerSys	20,300	1,602,482
Esterline Technologies Corp *	15,970	1,374,218
General Cable Corp	51,490	924,246
Graphic Packaging Holding Co	129,800	1,670,526
Oshkosh Corp	22,120	1,517,211
Regal Beloit Corp	16,240	1,228,556
Saia Inc *	24,870	1,101,741
SPX FLOW Inc *	37,900	1,315,509
Terex Corp	37,580	1,180,012
Trinseo SA	17,740	1,190,354
Tutor Perini Corp *	56,860	1,808,148
Vishay Intertechnology Inc	47,100	774,795

		20,016,945

Technology - 13.7%

Cabot Microelectronics Corp	11,280	864,161
CSG Systems International Inc	33,020	1,248,486
Cypress Semiconductor Corp	109,326	1,504,326
FormFactor Inc *	93,281	1,105,380
Integrated Device Technology Inc *	36,670	867,979
Kulicke & Soffa Industries Inc (Singapore) *	72,940	1,482,141
Mellanox Technologies Ltd (Israel) *	15,500	789,725
Mitel Networks Corp *	167,870	1,163,339
NCR Corp *	29,160	1,332,029
Photronics Inc *	85,240	912,068
Unisys Corp *	88,330	1,232,204
VeriFone Systems Inc *	46,740	875,440
Verint Systems Inc *	41,160	1,785,315
Virtusa Corp *	25,450	769,099
WNS Holdings Ltd ADR (India) *	12,880	368,497

		16,300,189

Utilities - 2.3%

PNM Resources Inc	43,900	1,624,300
Portland General Electric Co	24,130	1,071,855

		2,696,155

Total Common Stocks (Cost $92,041,117)		116,553,275

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio	2,028,739	2,028,739

Total Short-Term Investment (Cost $2,028,739)		2,028,739

TOTAL INVESTMENTS - 100.0% (Cost $94,069,856)		118,582,014

OTHER ASSETS & LIABILITIES, NET - 0.0%		8,090

NET ASSETS - 100.0%		$118,590,104

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2017

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.5%
Industrial	16.9%
Consumer, Cyclical	15.0%
Technology	13.7%
Consumer, Non-Cyclical	10.7%
Energy	7.9%
Communications	4.3%
Others (each less than 3.0%)	4.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$116,553,275	$116,553,275	$—	$—
	Short-Term Investment	2,028,739	2,028,739	—	—

	Total	$118,582,014	$118,582,014	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2017

	Shares	Value
WARRANTS - 0.0%

Malaysia - 0.0%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	6,665	$2,364

Total Warrants (Cost $3,140)		2,364

PREFERRED STOCKS - 1.5%

Brazil - 1.4%

Lojas Americanas SA	560,718	2,926,638

India - 0.1%

Zee Entertainment Enterprises Ltd	708,924	103,279

Total Preferred Stocks (Cost $2,191,935)		3,029,917

COMMON STOCKS - 95.4%

Argentina - 0.1%

MercadoLibre Inc	1,400	296,058

Brazil - 5.7%

Ambev SA ADR	336,230	1,936,685
BM&FBovespa SA	632,816	3,899,259
Embraer SA ADR	68,070	1,502,986
Estacio Participacoes SA	288,800	1,455,716
Kroton Educacional SA	272,843	1,156,528
Sul America SA	208,261	1,110,955
Ultrapar Participacoes SA	14,300	326,599

		11,388,728

China - 22.0%

3SBio Inc * ~	335,500	414,539
Alibaba Group Holding Ltd ADR *	110,394	11,903,785
Baidu Inc ADR *	12,280	2,118,546
China Lodging Group Ltd ADR *	32,684	2,028,042
Ctrip.com International Ltd ADR *	74,540	3,663,641
Jiangsu Hengrui Medicine Co Ltd ‘A’	282,971	2,230,740
Kweichow Moutai Co Ltd ‘A’	45,944	2,576,596
New Oriental Education & Technology Group Inc ADR *	48,110	2,904,882
Sinopharm Group Co Ltd ‘H’	517,400	2,402,015
SOHO China Ltd	880,000	471,041
Tencent Holdings Ltd	366,322	10,553,561
Tingyi Cayman Islands Holding Corp	466,000	585,215
Want Want China Holdings Ltd	2,052,000	1,421,087
Wuliangye Yibin Co Ltd ‘A’	130,693	816,066

		44,089,756

Colombia - 1.2%

Grupo Aval Acciones y Valores SA ADR	157,999	1,290,852
Grupo de Inversiones Suramericana SA	77,083	1,047,800

		2,338,652

Egypt - 0.5%

Commercial International Bank Egypt SAE	237,750	994,862

France - 2.9%

Kering	12,607	3,258,478
LVMH Moet Hennessy Louis Vuitton SE	11,926	2,621,253

		5,879,731

	Shares	Value
Hong Kong - 5.5%

AIA Group Ltd	801,000	$5,055,878
Hang Lung Group Ltd	145,000	618,482
Hong Kong Exchanges & Clearing Ltd	52,812	1,332,656
Jardine Strategic Holdings Ltd	83,511	3,508,303
Melco Crown Entertainment Ltd ADR	25,160	466,466

		10,981,785

India - 14.9%

Apollo Hospitals Enterprise Ltd	76,363	1,370,277
Biocon Ltd	28,404	495,328
Cholamandalam Investment and Finance Co Ltd	31,570	469,213
Dr Reddy’s Laboratories Ltd	30,785	1,246,480
Glenmark Pharmaceuticals Ltd	72,463	950,900
Housing Development Finance Corp Ltd	435,923	10,085,254
Infosys Ltd	351,835	5,546,718
Kotak Mahindra Bank Ltd	176,128	2,365,787
Tata Consultancy Services Ltd	61,385	2,298,801
UltraTech Cement Ltd	25,875	1,587,970
Zee Entertainment Enterprises Ltd	427,556	3,525,853

		29,942,581

Indonesia - 2.2%

P.T. Astra International Tbk	2,999,300	1,941,318
P.T. Bank Mandiri Persero Tbk	1,588,600	1,395,166
P.T. Indocement Tunggal Prakarsa Tbk	770,700	960,395
P.T. Semen Indonesia Persero Tbk	316,000	213,377

		4,510,256

Italy - 1.6%

PRADA SPA	751,000	3,158,889

Japan - 1.3%

Murata Manufacturing Co Ltd	17,700	2,521,641

Jordan - 0.2%

Hikma Pharmaceuticals PLC	16,820	417,795

Malaysia - 1.8%

Genting Bhd	1,171,300	2,538,832
Genting Malaysia Bhd	860,200	1,059,175

		3,598,007

Mexico - 4.7%

Fomento Economico Mexicano SAB de CV	253,042	2,246,829
Fomento Economico Mexicano SAB de CV ADR	14,380	1,272,918
Grupo Aeroportuario del Sureste SAB de CV ‘B’	70,206	1,216,308
Grupo Financiero Banorte SAB de CV ‘O’	307,277	1,768,272
Grupo Financiero Inbursa SAB de CV ‘O’	1,157,145	1,915,982
Kimberly-Clark de Mexico SAB de CV ‘A’	497,546	1,080,279

		9,500,588

Nigeria - 0.4%

Nigerian Breweries PLC	1,352,891	510,366
Zenith Bank PLC	8,395,159	350,365

		860,731

Peru - 0.3%

Credicorp Ltd	3,170	517,661

Philippines - 3.5%

Ayala Corp	13,610	229,174
Ayala Land Inc	1,443,800	950,677
Bank of the Philippine Islands	103,670	209,096
BDO Unibank Inc	107,575	252,134

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Jollibee Foods Corp	278,120	$1,094,385
SM Investments Corp	171,608	2,383,178
SM Prime Holdings Inc	3,205,670	1,807,699

		6,926,343

Poland - 1.3%

Bank Pekao SA	78,377	2,609,012

Russia - 9.1%

Alrosa PJSC	980,523	1,585,667
Magnit PJSC (RTS)	37,222	6,125,236
Moscow Exchange MICEX-RTS PJSC	526,651	1,043,289
Novatek PJSC GDR ~	49,370	6,156,258
Sberbank of Russia PJSC ADR	286,253	3,308,548

		18,218,998

South Africa - 0.8%

Mediclinic International PLC	60,410	539,563
Shoprite Holdings Ltd	74,479	1,077,175

		1,616,738

South Korea - 3.0%

Celltrion Inc *	2,995	241,303
LG Household & Health Care Ltd	2,891	2,097,307
NAVER Corp	3,727	2,849,898
Samsung Biologics Co Ltd *	5,889	910,951

		6,099,459

Spain - 0.3%

Prosegur Cash SA * ~	279,391	637,838

Switzerland - 1.6%

Glencore PLC *	834,376	3,273,709

Taiwan - 5.4%

Taiwan Semiconductor Manufacturing Co Ltd	1,715,995	10,760,375

Thailand - 0.4%

CP ALL PCL	519,200	891,235

Turkey - 1.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS	183,939	1,003,119
BIM Birlesik Magazalar AS	63,303	973,353

		1,976,472

United Arab Emirates - 2.0%

DP World Ltd	149,825	3,221,237
Emaar Properties PJSC	377,507	750,816

		3,972,053

United Kingdom - 0.9%

Old Mutual PLC	757,327	1,901,402

United States - 0.8%

NIKE Inc ‘B’	28,040	1,562,669

Total Common Stocks (Cost $144,643,547)		191,444,024

	Shares	Value
SHORT-TERM INVESTMENT - 2.9%

Money Market Fund - 2.9%

BlackRock Liquidity Funds T-Fund Portfolio	5,705,168	$5,705,168

Total Short-Term Investment (Cost $5,705,168)		5,705,168

TOTAL INVESTMENTS - 99.8% (Cost $152,543,790)		200,181,473

OTHER ASSETS & LIABILITIES, NET - 0.2%		438,783

NET ASSETS - 100.0%		$200,620,256

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.8%
Consumer, Non-Cyclical	22.1%
Communications	17.5%
Consumer, Cyclical	12.9%
Technology	9.3%
Industrial	4.0%
Energy	3.2%
Others (each less than 3.0%)	7.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	22.0%
India	15.0%
Russia	9.1%
Brazil	7.1%
Hong Kong	5.5%
Taiwan	5.4%
Mexico	4.7%
United States (Includes Short-Term Investment)	3.7%
Philippines	3.5%
South Korea	3.0%
Others (each less than 3.0%)	20.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2017

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$2,364	$2,364	$—	$—
	Preferred Stocks	3,029,917	3,029,917	—	—
	Common Stocks
	Argentina	296,058	296,058	—	—
	Brazil	11,388,728	11,388,728	—	—
	China	44,089,756	24,849,636	19,240,120	—
	Colombia	2,338,652	2,338,652	—	—
	Egypt	994,862	994,862	—	—
	France	5,879,731	—	5,879,731	—
	Hong Kong	10,981,785	466,466	10,515,319	—
	India	29,942,581	—	29,942,581	—
	Indonesia	4,510,256	—	4,510,256	—
	Italy	3,158,889	—	3,158,889	—
	Japan	2,521,641	—	2,521,641	—
	Jordan	417,795	—	417,795	—
	Malaysia	3,598,007	—	3,598,007	—
	Mexico	9,500,588	9,500,588	—	—
	Nigeria	860,731	860,731	—	—
	Peru	517,661	517,661	—	—
	Philippines	6,926,343	209,096	6,717,247	—
	Poland	2,609,012	—	2,609,012	—
	Russia	18,218,998	—	18,218,998	—
	South Africa	1,616,738	—	1,616,738	—
	South Korea	6,099,459	241,303	5,858,156	—
	Spain	637,838	637,838	—	—
	Switzerland	3,273,709	—	3,273,709	—
	Taiwan	10,760,375	—	10,760,375	—
	Thailand	891,235	—	891,235	—
	Turkey	1,976,472	—	1,976,472	—
	United Arab Emirates	3,972,053	3,221,237	750,816	—
	United Kingdom	1,901,402	—	1,901,402	—
	United States	1,562,669	1,562,669	—	—

	Total Common Stocks	191,444,024	57,085,525	134,358,499	—

	Short-Term Investment	5,705,168	5,705,168	—	—

	Total	$200,181,473	$65,822,974	$134,358,499	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$3,158,889	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
3,606,639	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.9%

Australia - 0.5%

Orica Ltd	63,542	$854,083

Belgium - 1.0%

KBC Group NV	27,041	1,792,633

Brazil - 0.9%

Ambev SA ADR	286,850	1,652,256

Canada - 4.8%

Canadian National Railway Co	49,541	3,662,566
Element Fleet Management Corp	125,826	1,164,731
Loblaw Cos Ltd	24,673	1,338,800
Suncor Energy Inc	75,372	2,314,125

		8,480,222

China - 1.1%

Alibaba Group Holding Ltd ADR *	17,315	1,867,076

Denmark - 1.9%

Carlsberg AS ‘B’	11,613	1,072,375
Novo Nordisk AS ‘B’	68,331	2,346,414

		3,418,789

France - 14.1%

Air Liquide SA	34,380	3,925,476
Danone SA	32,295	2,196,872
Dassault Systemes SE	14,978	1,295,478
Engie SA	139,205	1,967,199
Hermes International	1,081	511,730
L’Oreal SA	9,209	1,771,243
Legrand SA	25,825	1,554,607
LVMH Moet Hennessy Louis Vuitton SE	17,444	3,834,071
Pernod Ricard SA	32,648	3,859,683
Schneider Electric SE	54,338	3,992,157

		24,908,516

Germany - 10.9%

Bayer AG	52,636	6,064,398
Beiersdorf AG	35,599	3,368,710
Linde AG	8,868	1,477,600
Merck KGaA	16,578	1,889,122
MTU Aero Engines AG	7,988	1,038,497
ProSiebenSat.1 Media SE	27,909	1,235,834
SAP SE	43,210	4,239,259

		19,313,420

Hong Kong - 2.7%

AIA Group Ltd	616,462	3,891,082
Global Brands Group Holding Ltd *	3,528,639	377,278
Li & Fung Ltd	927,358	402,326

		4,670,686

India - 2.8%

Housing Development Finance Corp Ltd	95,611	2,211,999
Tata Consultancy Services Ltd	70,969	2,657,712

		4,869,711

Israel - 1.2%

Check Point Software Technologies Ltd *	21,328	2,189,532

	Shares	Value
Italy - 1.5%

Eni SPA	116,644	$1,909,852
Luxottica Group SPA	14,398	794,577

		2,704,429

Japan - 13.0%

Daikin Industries Ltd	16,900	1,704,166
Denso Corp	57,000	2,514,961
FANUC Corp	9,900	2,038,126
Hoya Corp	106,900	5,164,424
Japan Tobacco Inc	63,600	2,070,024
Kao Corp	26,700	1,466,272
Kubota Corp	98,000	1,477,201
Kyocera Corp	39,800	2,223,521
Shin-Etsu Chemical Co Ltd	12,600	1,095,184
Terumo Corp	90,400	3,142,577

		22,896,456

Netherlands - 5.7%

Akzo Nobel NV	33,082	2,738,663
Heineken NV	9,969	848,348
ING Groep NV	256,403	3,872,792
Randstad Holding NV	46,530	2,682,370

		10,142,173

Singapore - 2.2%

DBS Group Holdings Ltd	218,000	3,019,714
Singapore Telecommunications Ltd	278,962	781,745

		3,801,459

Spain - 1.9%

Amadeus IT Group SA	65,661	3,326,961

Sweden - 1.0%

Hennes & Mauritz AB ‘B’	70,498	1,799,166

Switzerland - 13.1%

Julius Baer Group Ltd	35,733	1,785,079
Kuehne + Nagel International AG	5,169	729,879
Nestle SA	88,080	6,760,296
Novartis AG	42,078	3,124,610
Roche Holding AG	20,535	5,251,492
UBS Group AG	244,473	3,907,806
Zurich Insurance Group AG	5,901	1,574,745

		23,133,907

Taiwan - 1.8%

Taiwan Semiconductor Manufacturing Co Ltd ADR	94,988	3,119,406

United Kingdom - 15.1%

Barclays PLC	538,002	1,518,659
Compass Group PLC	245,346	4,632,174
Diageo PLC	102,204	2,926,626
Experian PLC	70,523	1,438,754
Prudential PLC	63,136	1,333,638
Reckitt Benckiser Group PLC	42,206	3,853,048
RELX NV	105,539	1,957,923
Rio Tinto PLC	42,089	1,694,823
Rolls-Royce Holdings PLC *	135,938	1,284,212
Smiths Group PLC	63,672	1,293,714
WPP PLC	218,054	4,779,532

		26,713,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
United States - 1.7%

Delphi Automotive PLC	10,451	$ 841,201
Yum China Holdings Inc *	79,518	2,162,890

		3,004,091

Total Common Stocks (Cost $113,481,992)		174,658,075

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio	900,597	900,597

Total Short-Term Investment (Cost $900,597)		900,597

TOTAL INVESTMENTS - 99.4% (Cost $114,382,589)		175,558,672

OTHER ASSETS & LIABILITIES, NET - 0.6%		1,111,097

NET ASSETS - 100.0%		$176,669,769

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-cyclical	35.3%
Industrial	15.3%
Financial	14.1%
Consumer, Cyclical	10.1%
Technology	9.5%
Basic Materials	6.2%
Communications	4.9%
Others (each less than 3.0%)	4.0%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets as follows:

United Kingdom	15.1%
France	14.1%
Switzerland	13.1%
Japan	13.0%
Germany	10.9%
Netherlands	5.7%
Canada	4.8%
Others (each less than 3.0%)	22.7%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$854,083	$—	$854,083	$—
	Belgium	1,792,633	—	1,792,633	—
	Brazil	1,652,256	1,652,256	—	—
	Canada	8,480,222	8,480,222	—	—
	China	1,867,076	1,867,076	—	—
	Denmark	3,418,789	—	3,418,789	—
	France	24,908,516	—	24,908,516	—
	Germany	19,313,420	—	19,313,420	—
	Hong Kong	4,670,686	—	4,670,686	—
	India	4,869,711	—	4,869,711	—
	Israel	2,189,532	2,189,532	—	—
	Italy	2,704,429	—	2,704,429	—
	Japan	22,896,456	—	22,896,456	—
	Netherlands	10,142,173	—	10,142,173	—
	Singapore	3,801,459	—	3,801,459	—
	Spain	3,326,961	—	3,326,961	—
	Sweden	1,799,166	—	1,799,166	—
	Switzerland	23,133,907	—	23,133,907	—
	Taiwan	3,119,406	3,119,406	—	—
	United Kingdom	26,713,103	—	26,713,103	—
	United States	3,004,091	3,004,091	—	—

	Total Common Stocks	174,658,075	20,312,583	154,345,492	—

	Short-Term Investment	900,597	900,597	—	—

	Total	$175,558,672	$21,213,180	$154,345,492	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2017

	Shares	Value
PREFERRED STOCKS - 0.3%

Germany - 0.3%

Draegerwerk AG & Co KGaA	1,157	$118,893

Total Preferred Stocks (Cost $102,205)		118,893

COMMON STOCKS - 97.6%

Australia - 4.9%

Abacus Property Group REIT	40,262	99,628
Asaleo Care Ltd	75,488	101,515
Beach Energy Ltd	139,899	85,444
Charter Hall Retail REIT	23,194	76,906
CSR Ltd	50,729	174,699
GWA Group Ltd	87,378	193,447
Link Administration Holdings Ltd	20,523	121,191
Metcash Ltd *	84,889	160,110
Orora Ltd	108,499	245,310
Resolute Mining Ltd	102,336	101,970
Seven Group Holdings Ltd	16,893	138,183
Shopping Centres Australasia Property Group REIT	50,057	85,675
Sigma Pharmaceuticals Ltd	138,151	136,079
Sirtex Medical Ltd	3,208	43,859
Southern Cross Media Group Ltd	76,229	81,492
Super Retail Group Ltd	15,872	124,319
Vita Group Ltd	57,598	144,231

		2,114,058

Austria - 1.1%

CA Immobilien Anlagen AG *	10,043	220,441
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,597	111,222
Wienerberger AG	5,748	121,788

		453,451

Belgium - 0.7%

Barco NV	1,220	122,211
D’ieteren SA	1,926	90,119
Orange Belgium SA *	4,702	100,394

		312,724

Canada - 9.1%

AGF Management Ltd ‘B’	22,000	101,906
Bird Construction Inc	10,600	79,788
BlackPearl Resources Inc *	78,900	77,129
Bonavista Energy Corp	28,800	74,932
BRP Inc *	4,900	115,329
Canadian Apartment Properties REIT	5,100	127,706
Canfor Pulp Products Inc	9,400	85,458
Capital Power Corp	7,800	152,850
Cascades Inc	22,600	232,993
Celestica Inc *	11,100	161,427
Cogeco Communications Inc	1,900	101,511
Detour Gold Corp *	7,900	90,534
Dorel Industries Inc ‘B’	3,486	83,149
Enerplus Corp	29,000	233,553
Genworth MI Canada Inc	5,642	156,000
Gran Tierra Energy Inc *	34,200	91,039
Granite REIT	2,800	97,948
Great Canadian Gaming Corp *	5,500	101,865
Hudbay Minerals Inc	14,900	97,925
Linamar Corp	2,300	104,619
Maple Leaf Foods Inc	7,257	176,152
Paramount Resources Ltd ‘A’ *	10,200	130,237
Parex Resources Inc *	9,200	117,261
Penn West Petroleum Ltd *	78,200	133,484

	Shares	Value
Pure Industrial Real Estate Trust REIT	35,754	$163,734
Sandvine Corp	56,400	130,625
SEMAFO Inc *	33,600	101,317
Seven Generations Energy Ltd ‘A’ *	2	40
Smart REIT	4,500	110,550
Trican Well Service Ltd *	55,600	169,327
Wajax Corp	6,500	111,979
Wi-LAN Inc	56,422	103,523
Yamana Gold Inc	21,500	59,334

		3,875,224

Denmark - 2.2%

Dfds AS	3,805	209,051
FLSmidth & Co AS	3,017	161,101
Royal Unibrew AS	4,426	186,405
Schouw & Co AB	1,783	163,406
Spar Nord Bank AS	9,218	102,031
Topdanmark AS *	4,718	119,643

		941,637

France - 5.5%

Alstom SA *	4,464	133,268
Alten SA	1,680	128,825
Atos SE	2,494	308,211
Eiffage SA	2,426	189,858
Euler Hermes Group	1,257	115,431
Fonciere Des Regions REIT	1,618	134,896
Ipsen SA	2,537	253,655
IPSOS	5,578	173,163
Lagardere SCA	5,141	151,225
SCOR SE	6,911	261,189
Tarkett SA	4,231	182,825
Trigano SA	2,075	199,646
Valeo SA	2,129	141,625

		2,373,817

Germany - 6.6%

AURELIUS Equity Opportunities SE & Co KGaA	2,446	106,215
Aurubis AG	2,706	181,445
Carl Zeiss Meditec AG	3,338	142,465
Cewe Stiftung & Co KGaA	1,558	136,484
Covestro AG ~	3,634	279,960
Deutz AG	29,163	201,029
Grammer AG	3,625	222,773
HOCHTIEF AG	1,577	260,612
Jenoptik AG	9,182	227,661
KION Group AG	1,312	85,639
OSRAM Licht AG	1,736	108,867
Scout24 AG * ~	2,548	85,071
SMA Solar Technology AG	1,772	44,771
Software AG	6,176	243,975
STADA Arzneimittel AG	3,056	187,172
Talanx AG	4,051	142,827
Uniper SE *	10,300	173,109

		2,830,075

Hong Kong - 2.3%

Fortune REIT	54,000	60,467
Giordano International Ltd	202,000	109,464
HK Electric Investments & HK Electric Investments Ltd ~ »	202,500	186,631
Hopewell Holdings Ltd	19,000	71,422
Kerry Properties Ltd	35,500	123,137
Lifestyle International Holdings Ltd	50,500	68,530
Luk Fook Holdings International Ltd	42,000	133,511
Man Wah Holdings Ltd	146,800	116,603
Shun Tak Holdings Ltd *	278,000	98,434

		968,199

India - 0.4%

Vedanta Resources PLC	17,983	182,118

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Israel - 0.7%

Mizrahi Tefahot Bank Ltd	6,673	$113,105
Syneron Medical Ltd *	17,090	180,300

		293,405

Italy - 1.7%

A2A SPA	111,315	168,146
Autogrill SPA	16,830	167,069
Banca IFIS SPA	3,400	130,323
De’ Longhi SPA	5,538	161,018
Enav SPA * ~	29,384	119,352

		745,908

Japan - 23.4%

Adastria Co Ltd	3,300	82,286
Ahresty Corp	11,900	121,733
Aichi Steel Corp	2,600	103,554
Asahi Diamond Industrial Co Ltd	13,800	101,524
CROOZ Inc *	4,000	122,758
Daikyonishikawa Corp	12,300	161,347
Daiwabo Holdings Co Ltd	68,000	200,675
DIC Corp	3,500	129,423
Eagle Industry Co Ltd	9,300	127,078
FIDEA Holdings Co Ltd	82,900	154,237
Fudo Tetra Corp	47,200	81,460
Fujikura Ltd	24,400	176,036
Furukawa Electric Co Ltd	6,500	233,842
Glory Ltd	3,400	111,789
Goldcrest Co Ltd	9,400	169,287
Hanwa Co Ltd	40,000	284,789
Haseko Corp	14,000	151,781
Hokuhoku Financial Group Inc	5,800	91,056
Idemitsu Kosan Co Ltd	5,200	181,008
Japan Securities Finance Co Ltd	20,900	111,299
JXTG Holdings Inc	33,150	163,216
Kinden Corp	11,000	154,033
Kitagawa Iron Works Co Ltd	4,500	88,860
Kureha Corp	2,500	110,178
Kyokuto Securities Co Ltd	7,400	106,310
Leopalace21 Corp	22,100	114,174
Maruwa Co Ltd/Aichi	5,100	182,329
Matsumotokiyoshi Holdings Co Ltd	3,600	171,494
Megmilk Snow Brand Co Ltd	3,600	99,247
Meidensha Corp	37,000	131,618
Meisei Industrial Co Ltd	18,800	108,425
Melco Holdings Inc	4,300	124,390
Miraca Holdings Inc	3,900	179,073
Mochida Pharmaceutical Co Ltd	1,500	111,547
Morinaga & Co Ltd	4,600	204,219
Musashi Seimitsu Industry Co Ltd	5,200	133,090
Nagase & Co Ltd	14,200	198,409
Nihon Unisys Ltd	12,700	173,777
Nippon Chemi-Con Corp	40,000	131,137
Nippon Piston Ring Co Ltd	9,000	201,174
Nippon Suisan Kaisha Ltd	25,400	126,876
Nishimatsu Construction Co Ltd	21,000	103,426
North Pacific Bank Ltd	30,200	114,548
Obayashi Road Corp	16,900	101,165
Oiles Corp	5,900	109,244
Penta-Ocean Construction Co Ltd	27,900	135,027
Rengo Co Ltd	13,500	78,198
Roland DG Corp	3,600	108,464
Ryobi Ltd	31,000	135,108
Sakata INX Corp	8,300	114,541
SAMTY Co Ltd	11,500	114,546
Sanden Holdings Corp *	33,000	110,005
Sanyo Special Steel Co Ltd	25,000	133,016
Seikagaku Corp	8,700	145,165
Shinoken Group Co Ltd	5,200	98,610

	Shares	Value
Ship Healthcare Holdings Inc	4,400	$117,521
Sumitomo Forestry Co Ltd	10,800	164,613
The Gunma Bank Ltd	25,000	130,423
The Okinawa Electric Power Co Inc	7,150	170,116
TOA ROAD Corp	30,000	89,973
Tokai Carbon Co Ltd	43,000	187,874
Token Corp	2,800	220,106
Tokyo Tekko Co Ltd	26,000	106,734
Tosei Corp	17,500	115,391
Toyota Boshoku Corp	5,200	120,944
Tsugami Corp	17,000	113,096
Ulvac Inc	4,200	196,310
Unipres Corp	5,400	112,973
Unitika Ltd *	311,000	259,352
Valor Holdings Co Ltd	3,600	85,176
Yodogawa Steel Works Ltd	4,500	122,527
Yuasa Trading Co Ltd	6,800	188,781

		10,013,511

Luxembourg - 0.8%

APERAM SA	3,715	185,225
Orion Engineered Carbons SA	6,687	137,084

		322,309

Malta - 0.2%

Kindred Group PLC SDR	10,082	104,433

Netherlands - 1.3%

ASR Nederland NV *	6,254	178,263
Corbion NV	1,845	50,475
Delta Lloyd NV	17,067	97,167
SBM Offshore NV	8,095	132,715
Wereldhave NV REIT	2,219	97,705

		556,325

New Zealand - 0.3%

Contact Energy Ltd	31,054	110,114

Singapore - 1.6%

CDL Hospitality Trusts REIT	80,100	82,167
Keppel DC REIT	115,900	99,417
Mapletree Greater China Commercial Trust REIT	150,709	109,824
Mapletree Industrial Trust REIT	109,800	139,718
Starhill Global REIT	157,500	84,963
Venture Corp Ltd	17,900	146,772

		662,861

South Korea - 5.9%

Able C&C Co Ltd	4,779	105,170
Amotech Co Ltd *	6,214	142,328
CJ O Shopping Co Ltd	739	138,377
Dae Hyun Co Ltd	34,505	96,421
Dongbu Insurance Co Ltd	1,544	88,383
Dongwon Development Co Ltd	24,622	94,675
Eugene Technology Co Ltd	7,065	103,034
Huchems Fine Chemical Corp	5,519	117,021
Hyundai Development Co-Engineering & Construction	3,055	111,132
Hyundai Marine & Fire Insurance Co Ltd	4,777	149,517
Hyundai Mipo Dockyard Co Ltd *	1,556	123,423
Interflex Co Ltd *	7,854	205,430
KB Insurance Co Ltd	3,997	96,485
LG International Corp	4,074	117,337
LG Uplus Corp	11,036	141,243
LS Corp	3,699	212,408
Nexen Tire Corp	9,022	112,993
Partron Co Ltd	11,783	121,198

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
Silicon Works Co Ltd	3,318	$90,939
Tongyang Life Insurance Co Ltd	16,178	148,182

		2,515,696

Spain - 2.4%

Acciona SA	1,859	148,690
Cia de Distribucion Integral Logista Holdings SA	6,375	147,977
Construcciones y Auxiliar de Ferrocarriles SA	3,376	129,038
Gamesa Corp Tecnologica SA	15,338	362,819
Mediaset Espana Comunicacion SA	11,874	152,888
Saeta Yield SA	10,384	94,603

		1,036,015

Sweden - 3.3%

Boliden AB	3,662	109,001
Bonava AB ‘B’ *	7,819	114,310
Dometic Group AB * ~	16,136	119,936
Intrum Justitia AB	4,813	179,669
Loomis AB ‘B’	4,156	131,413
Mycronic AB	16,867	172,758
NCC AB ‘B’	4,819	119,056
Nobia AB	10,516	107,968
Peab AB	11,930	113,793
SSAB AB ‘A’ *	31,947	126,333
Wihlborgs Fastigheter AB	5,585	105,826

		1,400,063

Switzerland - 10.9%

Actelion Ltd *	1,234	348,169
Adecco Group AG	3,529	250,575
BKW AG	2,522	136,341
Cembra Money Bank AG	2,381	196,843
Coca-Cola HBC AG	7,782	200,901
Emmi AG	86	58,573
Flughafen Zuerich AG	1,161	247,360
Forbo Holding AG	149	227,884
Geberit AG	262	112,899
Implenia AG	1,577	110,692
IWG PLC	41,845	167,172
Julius Baer Group Ltd	4,711	235,343
Logitech International SA	10,485	333,203
Lonza Group AG	2,001	378,231
Oriflame Holding AG	7,131	285,214
Rieter Holding AG	585	123,056
Schweiter Technologies AG	93	103,153
Sika AG	63	377,856
Straumann Holding AG	590	273,464
Swiss Life Holding AG	1,137	366,640
Vontobel Holding AG	2,552	145,989

		4,679,558

Thailand - 0.4%

GFPT PCL NVDR	336,904	180,499

United Kingdom - 11.7%

3i Group PLC	18,553	174,195
Acacia Mining PLC	28,665	161,242
Aldermore Group PLC *	31,910	88,885
Barratt Developments PLC	20,839	142,747
Beazley PLC	42,480	227,466
Bellway PLC	5,439	184,288
Booker Group PLC	70,830	173,403
Cape PLC	43,452	134,528
Centamin PLC	62,327	134,830
Chemring Group PLC *	44,586	107,254
Computacenter PLC	8,922	83,335
Dialog Semiconductor PLC *	2,703	137,872
Drax Group PLC	26,342	107,394
Fenner PLC	29,397	107,824

	Shares	Value
Fevertree Drinks PLC	11,811	$222,693
Go-Ahead Group PLC	3,766	81,328
Hiscox Ltd	8,320	114,043
IG Group Holdings PLC	13,042	81,292
Inchcape PLC	18,476	194,792
Indivior PLC	35,147	141,906
JD Sports Fashion PLC	24,733	119,512
JRP Group PLC	67,934	111,925
Lookers PLC	70,849	113,843
National Express Group PLC	28,549	128,768
NewRiver PLC REIT	20,794	88,006
Northgate PLC	20,412	140,658
Novae Group PLC	11,912	94,398
OneSavings Bank PLC	25,521	129,244
PayPoint PLC	8,288	106,162
Persimmon PLC	6,821	178,960
Phoenix Group Holdings	17,852	167,306
QinetiQ Group PLC	46,280	161,658
Safestore Holdings PLC REIT	31,641	149,568
St Modwen Properties PLC	22,383	91,142
Taylor Wimpey PLC	63,363	153,261
The Paragon Group of Cos PLC	21,641	113,282
WH Smith PLC	6,777	150,579

		4,999,589

United States - 0.2%

Argonaut Gold Inc *	57,600	100,920

Total Common Stocks (Cost $35,745,966)		41,772,509

SHORT-TERM INVESTMENT - 1.8%

Money Market Fund - 1.8%

BlackRock Liquidity Funds T-Fund Portfolio	793,725	793,725

Total Short-Term Investment (Cost $793,725)		793,725

TOTAL INVESTMENTS - 99.7% (Cost $36,641,896)		42,685,127

OTHER ASSETS & LIABILITIES, NET - 0.3%		112,651

NET ASSETS - 100.0%		$42,797,778

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	22.9%
Financial	19.6%
Consumer, Cyclical	16.2%
Consumer, Non-Cyclical	13.7%
Basic Materials	9.0%
Technology	6.1%
Energy	3.9%
Others (each less than 3.0%)	8.3%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2017

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.4%
United Kingdom	11.7%
Switzerland	10.9%
Canada	9.1%
Germany	6.9%
South Korea	5.9%
France	5.5%
Australia	4.9%
Sweden	3.3%
Others (each less than 3.0%)	18.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$118,893	$—	$118,893	$—
	Common Stocks
	Australia	2,114,058	—	2,114,058	—
	Austria	453,451	—	453,451	—
	Belgium	312,724	122,211	190,513	—
	Canada	3,875,224	3,875,224	—	—
	Denmark	941,637	186,405	755,232	—
	France	2,373,817	684,459	1,689,358	—
	Germany	2,830,075	—	2,830,075	—
	Hong Kong	968,199	—	968,199	—
	India	182,118	—	182,118	—
	Israel	293,405	180,300	113,105	—
	Italy	745,908	130,323	615,585	—
	Japan	10,013,511	—	10,013,511	—
	Luxembourg	322,309	137,084	185,225	—
	Malta	104,433	—	104,433	—
	Netherlands	556,325	—	556,325	—
	New Zealand	110,114	—	110,114	—
	Singapore	662,861	—	662,861	—
	South Korea	2,515,696	625,842	1,889,854	—
	Spain	1,036,015	94,603	941,412	—
	Sweden	1,400,063	293,979	1,106,084	—
	Switzerland	4,679,558	508,539	4,171,019	—
	Thailand	180,499	—	180,499	—
	United Kingdom	4,999,589	1,590,476	3,409,113	—
	United States	100,920	100,920	—	—

	Total Common Stocks	41,772,509	8,530,365	33,242,144	—

	Short-Term Investment	793,725	793,725	—	—

	Total	$42,685,127	$9,324,090	$33,361,037	$—

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$1,986,908	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 98.1%

Australia - 4.0%

Australia & New Zealand Banking Group Ltd	209,154	$5,078,402
Goodman Group REIT	322,422	1,906,283

		6,984,685

Austria - 1.0%

Erste Group Bank AG	54,921	1,788,337

Belgium - 2.2%

Anheuser-Busch InBev SA/NV	17,023	1,865,305
KBC Group NV	28,554	1,892,935

		3,758,240

Canada - 1.1%

TransCanada Corp	41,905	1,933,835

Chile - 0.6%

Banco Santander Chile ADR	43,150	1,082,202

China - 0.9%

CNOOC Ltd	1,321,000	1,579,021

Finland - 1.4%

Outokumpu OYJ	187,378	1,827,014
UPM-Kymmene OYJ	28,817	676,598

		2,503,612

France - 15.3%

Air Liquide SA	17,555	2,004,414
Airbus SE	28,480	2,171,941
AXA SA	144,343	3,729,227
BNP Paribas SA	55,266	3,677,635
Natixis SA	270,054	1,662,502
Renault SA	27,257	2,367,885
Sanofi	32,180	2,908,929
Schneider Electric SE	27,878	2,048,168
TOTAL SA	120,842	6,110,203

		26,680,904

Germany - 8.3%

Bayer AG	13,345	1,537,529
Brenntag AG	27,149	1,521,617
Daimler AG	39,726	2,931,769
Deutsche Boerse AG *	20,585	1,886,596
HeidelbergCement AG	7,057	660,877
Infineon Technologies AG	51,580	1,055,708
Siemens AG	35,695	4,889,238

		14,483,334

Hong Kong - 1.4%

CK Hutchison Holdings Ltd	196,021	2,413,400

Ireland - 0.8%

Ryanair Holdings PLC ADR *	16,509	1,369,917

Israel - 1.2%

Teva Pharmaceutical Industries Ltd ADR	64,012	2,054,145

	Shares	Value
Italy - 3.4%

Enel SPA	665,774	$3,132,786
Intesa Sanpaolo SPA	556,779	1,514,502
Telecom Italia SPA *	1,437,691	1,294,194

		5,941,482

Japan - 23.4%

Bridgestone Corp	63,900	2,593,903
Daikin Industries Ltd	22,200	2,238,609
Dentsu Inc	24,600	1,339,761
DMG Mori Co Ltd	74,800	1,172,814
Honda Motor Co Ltd	96,800	2,922,299
Japan Airlines Co Ltd	59,700	1,895,472
Mabuchi Motor Co Ltd	28,600	1,614,435
Mitsubishi Corp	111,500	2,416,493
Mitsubishi UFJ Financial Group Inc	806,200	5,078,389
Mitsui Fudosan Co Ltd	60,000	1,281,109
NGK Spark Plug Co Ltd	75,100	1,722,151
Nippon Telegraph & Telephone Corp	73,700	3,150,920
Otsuka Corp	27,900	1,515,958
Sompo Holdings Inc	34,800	1,278,498
Sony Corp	38,200	1,289,191
Sumitomo Electric Industries Ltd	159,800	2,656,416
Sumitomo Mitsui Financial Group Inc	40,500	1,474,150
Sumitomo Mitsui Trust Holdings Inc	52,800	1,829,621
Suzuki Motor Corp	33,600	1,395,533
Toyota Motor Corp	15,200	825,023
Yamato Holdings Co Ltd	59,700	1,250,969

		40,941,714

Luxembourg - 1.1%

ArcelorMittal *	228,024	1,907,672

Netherlands - 7.4%

ASR Nederland NV *	39,783	1,133,969
ING Groep NV	221,154	3,340,380
NN Group NV	42,870	1,392,299
Royal Dutch Shell PLC ‘A’	268,623	7,080,423

		12,947,071

Norway - 1.3%

Norsk Hydro ASA	381,467	2,223,087

Singapore - 1.3%

DBS Group Holdings Ltd	162,800	2,255,089

South Korea - 1.1%

Samsung Electronics Co Ltd	1,041	1,915,872

Spain - 2.9%

Bankia SA	2,242,002	2,552,076
Iberdrola SA	360,804	2,577,914

		5,129,990

Sweden - 1.6%

Nordea Bank AB	252,438	2,880,024

Switzerland - 4.6%

LafargeHolcim Ltd	22,921	1,352,325
Roche Holding AG	5,974	1,527,753
Wolseley PLC	29,244	1,841,242
Zurich Insurance Group AG	12,250	3,269,044

		7,990,364

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2017

	Shares	Value
United Kingdom - 10.6%

Barratt Developments PLC	163,798	$1,122,018
InterContinental Hotels Group PLC	21,126	1,034,702
ITV PLC	552,426	1,516,498
Lloyds Banking Group PLC	870,453	723,938
National Grid PLC	98,321	1,247,425
Prudential PLC	137,090	2,895,787
Rio Tinto PLC	81,428	3,278,910
Standard Chartered PLC *	310,015	2,965,265
TechnipFMC PLC *	32,279	1,053,377
Vodafone Group PLC	1,039,918	2,710,006

		18,547,926

United States - 1.2%

Shire PLC	36,397	2,120,743

Total Common Stocks (Cost $146,045,458)		171,432,666

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio	1,884,107	1,884,107

Total Short-Term Investment (Cost $1,884,107)		1,884,107

TOTAL INVESTMENTS - 99.2% (Cost $147,929,565)		173,316,773

OTHER ASSETS & LIABILITIES, NET - 0.8%		1,313,688

NET ASSETS - 100.0%		$174,630,461

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.5%
Consumer, Cyclical	16.2%
Energy	10.2%
Industrial	10.0%
Basic Materials	7.7%
Consumer, Non-Cyclical	6.9%
Communications	5.7%
Utilities	4.0%
Others (each less than 3.0%)	5.0%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.4%
France	15.3%
United Kingdom	10.6%
Germany	8.3%
Netherlands	7.4%
Switzerland	4.6%
Australia	4.0%
Italy	3.4%
Others (each less than 3.0%)	22.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	8,550,449	USD	6,444,131	05/17	ANZ	$84,725
CHF	8,596,622	USD	8,678,924	05/17	HSB	(80,566)
DKK	16,913,031	USD	2,443,103	05/17	MSC	(14,049)
EUR	581,528	USD	621,325	05/17	ANZ	(55)
EUR	939,602	USD	1,008,497	05/17	MSC	(4,682)
EUR	1,042,120	USD	1,110,780	05/17	SCB	2,560
EUR	1,289,954	USD	1,360,854	05/17	TDB	17,258
GBP	935,486	USD	1,173,344	05/17	ANZ	(399)
GBP	415,049	USD	518,666	05/17	ANZ	1,736
GBP	341,972	USD	431,056	05/17	MSC	(2,279)
GBP	1,693,785	USD	2,097,091	05/17	SSB	26,635
HKD	3,976,165	CAD	671,457	05/17	SCB	6,883
HKD	4,250,384	NOK	4,566,056	05/17	RBC	15,372
JPY	48,217,394	USD	420,301	05/17	HSB	13,359
JPY	90,541,962	USD	798,520	05/17	SCB	15,802
JPY	72,394,212	USD	639,454	05/17	SGN	11,649
SEK	16,473,375	USD	1,874,048	05/17	SGN	(32,891)
USD	1,261,005	CAD	1,652,273	05/17	TDB	17,982
USD	542,392	EUR	512,006	05/17	ANZ	(4,606)
USD	438,746	EUR	405,169	05/17	ANZ	5,887
USD	420,010	EUR	392,216	05/17	CIT	990
USD	461,171	EUR	425,592	05/17	DUB	6,493
USD	618,607	EUR	577,357	05/17	GSC	1,792
USD	865,639	EUR	815,721	05/17	MER	(5,830)
USD	16,150,526	EUR	15,034,948	05/17	SCB	88,068
USD	834,173	EUR	789,209	05/17	SSB	(8,972)
USD	418,852	GBP	335,767	05/17	ANZ	(2,144)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	806,620	GBP	640,371	05/17	MSC	$3,702
USD	1,137,878	GBP	904,586	05/17	SSB	3,677
USD	1,496,994	JPY	168,454,714	05/17	ANZ	(18,064)
USD	540,197	JPY	60,918,717	05/17	GSC	(7,697)
USD	398,722	JPY	45,007,898	05/17	MSC	(6,073)
USD	482,061	JPY	53,847,370	05/17	SCB	(2,234)
USD	437,393	JPY	48,950,750	05/17	SGN	(2,863)
USD	727,706	NOK	6,048,711	05/17	MER	23,002

Total Forward Foreign Currency Contracts						$154,168

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Common Stocks
	Australia	$6,984,685	$—	$6,984,685	$—
	Austria	1,788,337	—	1,788,337	—
	Belgium	3,758,240	—	3,758,240	—
	Canada	1,933,835	1,933,835	—	—
	Chile	1,082,202	1,082,202	—	—
	China	1,579,021	—	1,579,021	—
	Finland	2,503,612	—	2,503,612	—
	France	26,680,904	—	26,680,904	—
	Germany	14,483,334	1,886,596	12,596,738	—
	Hong Kong	2,413,400	—	2,413,400	—
	Ireland	1,369,917	1,369,917	—	—
	Israel	2,054,145	2,054,145	—	—
	Italy	5,941,482	—	5,941,482	—
	Japan	40,941,714	—	40,941,714	—
	Luxembourg	1,907,672	—	1,907,672	—
	Netherlands	12,947,071	—	12,947,071	—
	Norway	2,223,087	—	2,223,087	—
	Singapore	2,255,089	—	2,255,089	—
	South Korea	1,915,872	—	1,915,872	—
	Spain	5,129,990	—	5,129,990	—
	Sweden	2,880,024	—	2,880,024	—
	Switzerland	7,990,364	—	7,990,364	—
	United Kingdom	18,547,926	1,053,377	17,494,549	—
	United States	2,120,743	—	2,120,743	—

	Total Common Stocks	171,432,666	9,380,072	162,052,594	—

	Short-Term Investment	1,884,107	1,884,107	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	347,572	—	347,572	—

	Total Assets	173,664,345	11,264,179	162,400,166	—

	Derivatives:
Liabilities	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(193,404)	—	(193,404)	—

	Total Liabilities	(193,404)	—	(193,404)	—

	Total	$173,470,941	$11,264,179	$162,206,762	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 97.3%

Consumer, Cyclical - 1.7%

Hilton Grand Vacations Inc * l	—	$14
Hilton Worldwide Holdings Inc	10,985	642,183

		642,197

Financial - 95.6%

Acadia Realty Trust REIT	1,896	56,994
Alexandria Real Estate Equities Inc REIT	1,700	187,884
American Homes 4 Rent ‘A’ REIT	3,330	76,457
Apartment Investment & Management Co ‘A’ REIT	3,395	150,568
AvalonBay Communities Inc REIT	3,860	708,696
Boston Properties Inc REIT	16,556	2,192,180
Brixmor Property Group Inc REIT	8,296	178,032
Camden Property Trust REIT	15,845	1,274,889
CBL & Associates Properties Inc REIT	1,580	15,073
Chesapeake Lodging Trust REIT	18,940	453,802
Colony Starwood Homes REIT	14,889	505,482
Columbia Property Trust Inc REIT	4,674	103,996
Corporate Office Properties Trust REIT	6,107	202,142
Cousins Properties Inc REIT	18,738	154,963
CubeSmart REIT	6,198	160,900
DCT Industrial Trust Inc REIT	6,735	324,088
Digital Realty Trust Inc REIT	3,040	323,426
Douglas Emmett Inc REIT	10,277	394,637
Duke Realty Corp REIT	10,374	272,525
Equity LifeStyle Properties Inc REIT	2,636	203,130
Equity Residential REIT	37,736	2,347,934
Essex Property Trust Inc REIT	4,685	1,084,718
Federal Realty Investment Trust REIT	673	89,846
Gaming & Leisure Properties Inc REIT	11,780	393,688
GGP Inc REIT	67,363	1,561,474
Healthcare Realty Trust Inc REIT	19,415	630,988
Host Hotels & Resorts Inc REIT	78,051	1,456,432
Hudson Pacific Properties Inc REIT	18,364	636,129
Invitation Homes Inc REIT *	810	17,682
Kilroy Realty Corp REIT	4,539	327,171
Kimco Realty Corp REIT	7,390	163,245
LaSalle Hotel Properties REIT	27,317	790,827
Liberty Property Trust REIT	3,923	151,232
Life Storage Inc REIT	5,473	449,443
Mack-Cali Realty Corp REIT	1,245	33,540
MedEquities Realty Trust Inc REIT	14,502	162,567
Monogram Residential Trust Inc REIT	2,613	26,052
National Retail Properties Inc REIT	12,135	529,329
Paramount Group Inc REIT	35,529	575,925
Park Hotels & Resorts Inc REIT	924	23,729
Parkway Inc REIT	1,145	22,769
Pennsylvania Real Estate Investment Trust REIT	8,419	127,464
Prologis Inc REIT	17,829	924,969
Public Storage REIT	8,802	1,926,846

	Shares	Value
QTS Realty Trust Inc ‘A’ REIT	6,587	$321,116
Regency Centers Corp REIT	25,647	1,702,704
Rexford Industrial Realty Inc REIT	7,970	179,484
Senior Housing Properties Trust REIT	1,777	35,984
Simon Property Group Inc REIT	31,282	5,381,442
SL Green Realty Corp REIT	1,670	178,055
Spirit Realty Capital Inc REIT	7,110	72,024
STORE Capital Corp REIT	11,267	269,056
Tanger Factory Outlet Centers Inc REIT	29,306	960,358
The Macerich Co REIT	8,017	516,295
Ventas Inc REIT	17,344	1,128,054
VEREIT Inc REIT	26,559	225,486
Vornado Realty Trust REIT	25,168	2,524,602
Welltower Inc REIT	18,398	1,302,946
Xenia Hotels & Resorts Inc REIT	7,676	131,029

		37,322,498

Total Common Stocks (Cost $21,917,744)		37,964,695

SHORT-TERM INVESTMENT - 2.5%

Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio	990,791	990,791

Total Short-Term Investment (Cost $990,791)		990,791

TOTAL INVESTMENTS - 99.8% (Cost $22,908,535)		38,955,486

OTHER ASSETS & LIABILITIES, NET - 0.2%		82,518

NET ASSETS - 100.0%		$39,038,004

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS - Regional Malls	21.9%
REITS - Apartments	15.8%
REITS - Office Property	13.0%
REITS - Diversified	9.8%
REITS - Health Care	8.4%
REITS - Hotels	7.3%
REITS - Storage	6.5%
REITS - Shopping Centers	5.6%
REITS - Warehouse/Industrial	4.4%
Others (each less than 3.0%)	4.6%

97.3%
Short-Term Investment	2.5%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$37,964,695	$37,964,695	$—	$—
	Short-Term Investment	990,791	990,791	—	—

	Total	$38,955,486	$38,955,486	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2017

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 4.2%

U.S. Treasury Notes - 4.2%

1.000% due 09/15/17	$3,650,000	$3,651,854

Total U.S. Treasury Obligations (Cost $3,653,751)		3,651,854

FOREIGN GOVERNMENT BONDS & NOTES - 15.9%

Canada - 4.4%

Canadian Government Bond 1.250% due 02/01/18	CAD 5,075,000	3,835,682

France - 3.1%

France Government OAT 3.750% due 04/25/17 ~	EUR 2,550,000	2,727,323

Germany - 4.0%

Bundesrepublik Deutschlan 4.000% due 01/04/18	3,150,000	3,481,708

United Kingdom - 4.4%

United Kingdom Gilt 1.000% due 09/07/17 ~	GBP 3,100,000	3,900,504

Total Foreign Government Bonds & Notes (Cost $14,329,859)		13,945,217

PURCHASED OPTIONS - 0.4%
(See Note (d) in Notes to Schedule of Investments) (Cost $1,132,986)		334,077

	Shares	Value
SHORT-TERM INVESTMENTS - 78.0%

Money Market Fund - 34.9%

BlackRock Liquidity Funds T-Fund Portfolio	30,632,004	$30,632,004

	Principal Amount

U.S. Treasury Bills - 43.1%

0.507% due 04/27/17	$8,000,000	7,996,192
0.436% due 05/25/17	6,000,000	5,993,910
0.532% due 06/22/17 ‡	8,000,000	7,986,848
0.602% due 09/14/17	8,000,000	7,969,208
0.653% due 10/12/17	8,000,000	7,962,136

		37,908,294

Total Short-Term Investments (Cost $68,565,359)		68,540,298

TOTAL INVESTMENTS - 98.5% (Cost $87,681,955)		86,471,446

OTHER ASSETS & LIABILITIES, NET - 1.5%		1,350,845

NET ASSETS - 100.0%		$87,822,291

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	78.0%
Foreign Government Bonds & notes	15.9%
U.S. Treasury Obligations	4.2%
Other (each less than 3.0%)	0.4%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of March 31, 2017 an investment with a value of $537,116 was fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts.

(c)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	29,496,819	USD	22,489,112	04/17	GSC	$43,695
AUD	11,610,000	USD	8,914,851	04/17	JPM	(45,275)
AUD	410,000	USD	311,733	04/17	JPM	1,491
AUD	1,328,000	USD	995,397	04/17	SCB	19,071
AUD	6,010,000	USD	4,582,144	05/17	JPM	6,382
CAD	34,105,000	USD	25,515,533	04/17	CIB	131,335
CAD	5,404,794	USD	4,030,000	04/17	CIT	34,627
CAD	795,000	USD	596,108	04/17	JPM	1,729
CHF	4,774,860	USD	4,819,464	04/17	BRC	(50,548)
CHF	4,713,832	USD	4,666,832	04/17	BRC	41,132
CHF	43,641,820	USD	44,045,760	04/17	JPM	(466,867)
CHF	571,509	USD	571,081	04/17	SGN	(283)
CHF	5,113,632	USD	5,062,000	04/17	SSB	45,267
CLP	3,196,100,000	USD	4,810,633	04/17	CSF	32,123
CLP	2,788,900,000	USD	4,208,644	04/17	SSB	17,119
COP	13,568,289,707	USD	4,699,705	04/17	CSF	17,765
COP	13,568,289,707	USD	4,710,819	04/17	JPM	6,650
COP	13,568,289,707	USD	4,624,502	05/17	JPM	70,073
CZK	114,995,528	USD	4,610,000	12/17	BRC	42,414
DKK	5,548,000	USD	793,591	06/17	SCB	5,331
DKK	210,027,791	USD	29,804,599	06/17	SGN	439,780

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
DKK	215,575,791	USD	31,426,313	07/17	GSC	($333,420)
EUR	4,927,246	USD	5,327,284	04/17	BRC	(69,233)
EUR	6,990,000	USD	7,503,765	04/17	CSF	(45,808)
EUR	7,786,900	USD	8,270,093	04/17	GSC	39,604
EUR	5,908,652	USD	6,364,002	04/17	JPM	(58,656)
EUR	7,324,642	USD	7,916,597	04/17	SGN	(100,194)
EUR	6,990,000	USD	7,385,397	04/17	SSB	72,560
EUR	6,990,000	USD	7,603,023	05/17	CSF	(133,169)
EUR	28,534,800	USD	30,846,119	06/17	GSC	(284,699)
GBP	6,860,000	USD	8,619,590	04/17	BRC	(24,111)
GBP	11,454,982	USD	14,275,632	04/17	BRC	78,634
GBP	3,225,436	USD	4,019,119	04/17	GSC	22,683
GBP	6,003,406	USD	7,433,656	04/17	SCB	89,226
GBP	7,783,679	USD	9,697,526	04/17	SGN	56,221
GBP	13,063,545	USD	16,206,675	04/17	SSB	162,480
INR	291,570,000	USD	4,490,355	04/17	MSC	(2,056)
INR	291,570,000	USD	4,348,546	04/17	MSC	139,753
INR	291,570,000	USD	4,462,351	05/17	CSF	4,295
JPY	208,170,520	USD	1,873,255	04/17	CIT	(2,873)
JPY	496,800,000	USD	4,463,812	04/17	GSC	(860)
JPY	2,275,241,574	USD	20,233,431	04/17	GSC	208,564
JPY	497,407,349	USD	4,477,134	04/17	JPM	(8,000)
JPY	934,224,335	USD	8,230,000	04/17	JPM	163,872
JPY	1,085,163,230	USD	9,413,822	04/17	RBC	336,214
JPY	153,425,000	USD	1,337,782	04/17	SCB	40,719
JPY	886,662,210	USD	7,900,170	04/17	SEB	66,362
JPY	149,147,734	USD	1,294,000	04/17	SGN	46,071
JPY	496,800,000	USD	4,508,126	05/17	GSC	(39,076)
KRW	354,000,000	USD	317,176	04/17	JPM	(611)
KRW	355,000,000	USD	318,072	04/17	MSC	(613)
KRW	20,639,000,000	USD	18,531,650	04/17	SSB	(75,216)
MXN	353,030,000	USD	18,923,642	04/17	BRC	(76,226)
MXN	11,790,000	USD	631,985	04/17	CSF	(2,545)
MXN	453,830,000	USD	22,974,304	04/17	CSF	1,254,579
MXN	89,010,000	USD	4,771,247	04/17	JPM	(19,219)
MXN	353,030,000	USD	18,534,677	05/17	BRC	210,348
MYR	20,012,400	USD	4,527,487	04/17	BRC	(5,943)
MYR	20,012,400	USD	4,500,000	04/17	MSC	21,544
MYR	20,013,000	USD	4,520,158	05/17	BRC	(4,583)
NOK	34,791,985	USD	4,100,000	04/17	JPM	(47,622)
NOK	49,104,788	USD	5,700,513	04/17	SSB	18,941
NZD	18,367,392	USD	12,902,598	04/17	ANZ	(29,299)
NZD	4,373,000	USD	3,129,209	04/17	BRC	(64,270)
NZD	39,648,894	USD	28,253,628	04/17	GSC	(462,721)
NZD	5,893,400	USD	4,061,672	04/17	JPM	68,882
NZD	26,485,000	USD	18,618,955	04/17	MSC	(54,329)
NZD	589,000	USD	405,840	04/17	SCB	6,977
NZD	1,237,000	USD	884,954	04/17	SGN	(17,968)
SEK	26,969,380	USD	2,990,550	04/17	CIT	20,186
SGD	6,320,439	USD	4,536,309	04/17	BRC	(17,888)
SGD	6,320,439	USD	4,534,031	04/17	SSB	(15,610)
TRY	17,275,000	USD	4,743,729	04/17	BRC	5,308
TRY	16,115,000	USD	4,466,587	04/17	JPM	(36,444)
TRY	1,160,000	USD	307,554	04/17	JPM	11,339
TRY	17,275,000	USD	4,751,100	05/17	BRC	(49,986)
USD	6,560,225	AUD	8,566,611	04/17	ANZ	16,137
USD	19,303,823	AUD	25,644,566	04/17	CIT	(286,223)
USD	9,184,923	AUD	12,046,633	04/17	GSC	(17,577)
USD	4,585,029	AUD	6,010,000	04/17	JPM	(6,371)
USD	4,612,074	AUD	6,010,000	04/17	JPM	20,674
USD	406,254	AUD	542,000	04/17	SCB	(7,783)
USD	13,990,747	CAD	18,660,000	04/17	CIB	(41,523)
USD	12,353,445	CAD	16,240,000	04/17	CIB	141,009
USD	6,300,000	CAD	8,412,390	04/17	JPM	(26,463)
USD	4,691,000	CAD	6,239,499	04/17	RBC	(1,359)
USD	1,659,100	CAD	2,207,250	04/17	SGN	(843)
USD	4,113,067	CAD	5,394,987	04/17	SGN	55,816
USD	13,033,671	CAD	17,450,000	05/17	CIB	(95,135)
USD	27,034,146	CHF	26,792,452	04/17	BRC	275,045
USD	1,873,593	CHF	1,867,635	04/17	CIT	8,2.83

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	18,546,371	CHF	18,700,000	04/17	JPM	($126,051)
USD	23,250,238	CHF	23,163,703	04/17	JPM	119,672
USD	1,065,259	CHF	1,079,000	04/17	SCB	(12,398)
USD	768,783	CHF	765,400	04/17	SCB	4,335
USD	1,670,360	CHF	1,663,122	04/17	SGN	9,308
USD	18,702,564	CHF	18,395,000	05/17	JPM	297,114
USD	4,824,236	CLP	3,196,100,000	04/17	CSF	(18,521)
USD	4,342,255	CLP	2,788,900,000	04/17	SSB	116,492
USD	4,495,606	CLP	2,992,500,000	05/17	CSF	(30,866)
USD	4,710,819	COP	13,568,289,707	04/17	CSF	(6,650)
USD	4,648,266	COP	13,568,289,707	04/17	JPM	(69,202)
USD	31,361,587	DKK	215,575,791	06/17	GSC	318,287
USD	7,591,140	EUR	6,990,000	04/17	CSF	133,183
USD	10,061,715	EUR	9,473,844	04/17	GSC	(48,183)
USD	23,335,395	EUR	21,717,964	04/17	GSC	159,333
USD	2,393,209	EUR	2,259,000	04/17	SCB	(17,456)
USD	15,972,021	EUR	14,860,393	04/17	SCB	113,932
USD	6,443,206	EUR	5,989,000	04/17	SEB	52,117
USD	478,940	EUR	450,000	04/17	SGN	(1,273)
USD	7,503,766	EUR	6,990,000	04/17	SSB	45,808
USD	30,081,957	EUR	28,534,800	06/17	SGN	(479,463)
USD	30,903,188	EUR	28,534,800	07/17	GSC	294,115
USD	4,610,000	EUR	4,277,339	12/17	BRC	(16,183)
USD	8,569,855	GBP	6,860,000	04/17	BRC	(25,624)
USD	489,833	GBP	391,713	04/17	SGN	(1,023)
USD	15,033,958	GBP	12,189,100	04/17	SSB	(239,429)
USD	8,626,313	GBP	6,860,000	05/17	BRC	23,816
USD	4,477,426	INR	291,570,000	04/17	CSF	(10,873)
USD	4,490,355	INR	291,570,000	04/17	MSC	2,056
USD	5,327,284	JPY	599,836,185	04/17	BRC	(62,158)
USD	8,965,851	JPY	993,600,000	04/17	GSC	39,947
USD	12,714,102	JPY	1,449,394,773	04/17	JPM	(308,502)
USD	4,680,461	JPY	539,532,614	04/17	RBC	(167,162)
USD	6,350,100	JPY	722,508,028	04/17	SCB	(141,531)
USD	7,916,597	JPY	891,614,665	04/17	SGN	(94,433)
USD	308,421	KRW	354,000,000	04/17	JPM	(8,143)
USD	306,603	KRW	355,000,000	04/17	MSC	(10,856)
USD	8,762,519	KRW	9,965,000,000	04/17	SSB	(148,686)
USD	9,563,659	KRW	10,674,000,000	04/17	SSB	18,430
USD	9,607,561	KRW	10,674,000,000	05/17	SSB	58,102
USD	18,630,535	MXN	353,030,000	04/17	BRC	(216,881)
USD	622,004	MXN	11,790,000	04/17	CSF	(7,435)
USD	24,326,874	MXN	453,830,000	04/17	CSF	97,991
USD	4,500,000	MXN	89,010,000	04/17	JPM	(252,028)
USD	4,532,820	MYR	20,012,400	04/17	BRC	11,276
USD	4,527,487	MYR	20,012,400	04/17	MSC	5,943
USD	7,330,345	NOK	62,465,864	04/17	BRC	54,666
USD	1,959,550	NOK	16,719,077	04/17	JPM	12,204
USD	409,183	NOK	3,513,000	04/17	SCB	8
USD	9,643,170	NOK	79,677,586	04/17	SEB	362,765
USD	3,520,088	NOK	30,004,737	04/17	SSB	25,302
USD	31,815,461	NZD	44,605,100	04/17	GSC	550,858
USD	1,077,553	NZD	1,545,000	04/17	MSC	(5,413)
USD	17,940,589	NZD	24,940,000	04/17	MSC	458,929
USD	3,326,506	NZD	4,815,000	04/17	RBC	(48,222)
USD	1,727,350	NZD	2,499,400	04/17	SGN	(24,424)
USD	18,649,148	NZD	26,485,000	05/17	GSC	101,286
USD	12,019,407	SEK	106,291,703	04/17	BRC	153,495
USD	6,406,675	SEK	57,776,673	04/17	CIT	(43,245)
USD	1,683,000	SEK	15,237,377	04/17	GSC	(18,030)
USD	6,532,000	SEK	58,908,261	04/17	JPM	(44,244)
USD	920,111	SEK	8,304,000	04/17	SCB	(6,909)
USD	4,500,000	SGD	6,320,439	04/17	SSB	(18,421)
USD	4,534,031	SGD	6,320,439	04/17	SSB	15,610
USD	4,541,130	SGD	6,325,000	05/17	BRC	18,176
USD	4,798,611	TRY	17,275,000	04/17	BRC	49,575
USD	4,743,729	TRY	17,275,000	04/17	JPM	(5,307)

Total Forward Foreign Currency Contracts						$2,477,718

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2017

(d)	Purchased options outstanding as of March 31, 2017 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus NZD	NZD 1.78	01/02/18	SCB	EUR 9,700,000	$127,899	$44,246
Call - EUR versus JPY	JPY 140.8	01/02/18	BRC	11,300,000	129,624	17,221

					257,523	61,467

Put - AUD versus CHF	CHF 0.65	01/02/18	GSC	AUD 31,300,000	516,675	138,005
Put - GBP versus NOK	NOK 9.88	01/02/18	SEB	GBP 7,940,000	193,781	68,612
Put - GBP versus SEK	SEK 10.32	01/02/18	SEB	6,525,000	165,007	65,993

					875,463	272,610

Total Purchased Options					$1,132,986	$334,077

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$3,651,854	$—	$3,651,854	$—
	Foreign Government Bonds & Notes	13,945,217	—	13,945,217	—
	Short-Term Investments	68,540,298	30,632,004	37,908,294	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	8,342,441	—	8,342,441	—
	Purchased Options	334,077	—	334,077	—

	Total Foreign Currency Contracts	8,676,518	—	8,676,518	—

	Total Asset — Derivatives	8,676,518	—	8,676,518	—

	Total Assets	94,813,887	30,632,004	64,181,883	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,864,723)	—	(5,864,723)	—

	Total Liabilities	(5,864,723)	—	(5,864,723)	—

	Total	$88,949,164	$30,632,004	$58,317,160	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments

March 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS - 74.5%

Money Market Fund - 7.1%

BlackRock Liquidity Funds T-Fund Portfolio	5,064,332	$5,064,332

	Principal Amount

U.S. Treasury Bills - 67.4%

0.624% due 04/20/17 ‡	$23,958,500	23,950,330
0.646% due 04/27/17	23,958,500	23,947,096

		47,897,426

Total Short-Term Investments (Cost $52,967,170)		52,961,758

TOTAL INVESTMENTS - 74.5% (Cost $52,967,170)		52,961,758

OTHER ASSETS & LIABILITIES, NET - 25.5%		18,119,700

NET ASSETS - 100.0%		$71,081,458

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as Follows:

Short-Term Investments	74.5%
Other Assets & Liabilities, Net	25.5%

100.0%

(b)	As of March 31, 2017, an investment with a value of $2,864,023 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currencies contracts, and swap agreements.

(c)	Open futures contracts outstanding as of March 31, 2017 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
AEX Index (04/17)	7	$7,966
CAC 40 Index (04/17)	20	31,975
DAX Index (06/17)	4	33,652
FTSE 100 Index (06/17)	22	(4,457)
FTSE MIB Index (06/17)	3	14,573
Hang Seng Index (04/17)	3	(4,695)
IBEX 35 Index (04/17)	3	16,405
OMX Index (04/17)	20	6,375
S&P 500 E-Mini Index (06/17)	163	(53,490)
S&P/TSE 60 Index (06/17)	6	2,005
SGX MSCI Index (04/17)	5	504
SPI 200 Index (06/17)	9	16,916
TOPIX Index (06/17)	20	(56,643)

Total Futures Contracts		$11,086

(d)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	1,348,000	USD	1,028,239	06/17	CIT	$79
CAD	1,819,000	USD	1,370,088	06/17	CIT	(696)
CHF	1,199,000	USD	1,193,166	06/17	CIT	9,837
DKK	1,570,000	USD	223,802	06/17	CIT	2,281
EUR	3,923,000	USD	4,168,815	06/17	CIT	32,807
GBP	1,979,000	USD	2,455,964	06/17	CIT	28,498
HKD	3,655,000	USD	471,465	06/17	CIT	(348)
ILS	342,000	USD	93,391	06/17	CIT	1,270
JPY	368,982,000	USD	3,282,329	06/17	CIT	42,827
NOK	774,000	USD	92,026	06/17	CIT	(1,803)
NZD	35,000	USD	24,842	06/17	CIT	(359)
SEK	3,511,000	USD	391,750	06/17	CIT	1,657
SGD	252,000	USD	178,906	06/17	CIT	1,356
USD	46,781	AUD	61,000	06/17	CIT	247
USD	75,311	CAD	100,000	06/17	CIT	28
USD	48,431	CHF	48,000	06/17	CIT	271
USD	12,430	DKK	86,000	06/17	CIT	46
USD	142,318	EUR	132,000	06/17	CIT	943
USD	104,117	GBP	84,000	06/17	CIT	(1,337)
USD	14,060	HKD	109,000	06/17	CIT	10
USD	3,316	ILS	12,000	06/17	CIT	(5)
USD	125,888	JPY	14,208,000	06/17	CIT	(2,150)
USD	2,631	NOK	22,000	06/17	CIT	67
USD	696	NZD	1,000	06/17	CIT	(4)
USD	14,873	SEK	131,000	06/17	CIT	194
USD	8,534	SGD	12,000	06/17	CIT	(50)

Total Forward Foreign Currency Contracts						$115,666

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

(e)	Swap agreements outstanding as of March 31, 2017 were as follows:

Total Return Basket Swaps

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	GSC	12/22/20	$5,603,102

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Bermuda

Aspen Insurance Holdings Ltd	2,319	$100,743	$19,961
Popular Inc	4,826	177,424	19,139

			39,100

United States

AbbVie Inc	261	17,223	(216)
Accenture PLC ‘A’	377	40,251	4,944
Activision Blizzard Inc	926	41,065	5,106
AdvanSix Inc	619	12,683	4,228
Aetna Inc	2,387	277,053	27,409
Aflac Inc	6,777	432,091	58,699
AGCO Corp	1,061	47,299	16,552
Agilent Technologies Inc	3,279	133,718	39,643
Akamai Technologies Inc	263	17,466	(1,765)
Alexion Pharmaceuticals Inc	440	57,912	(4,567)
Alphabet Inc ‘A’	168	127,640	14,790
Altria Group Inc	160	9,349	2,078
AMC Networks Inc ‘A’	759	38,450	6,088
Amdocs Ltd	2,702	148,232	16,563
Ameren Corp	4,178	194,035	34,042
American Eagle Outfitters Inc	8,462	128,876	(10,154)
American Electric Power Co Inc	6,336	400,854	24,482
American Financial Group Inc	990	67,275	27,191
American International Group Inc	1,695	95,181	10,638
American Water Works Co Inc	292	19,985	2,724
Ameriprise Financial Inc	2,478	260,438	60,909
Amgen Inc	2,978	488,219	381
Anadarko Petroleum Corp	272	17,648	(784)
Anthem Inc	2,560	360,868	62,504
AO Smith Corp	2,215	75,794	37,526
Applied Materials Inc	7,175	207,113	71,995
Archer-Daniels-Midland Co	2,100	72,267	24,417
Arrow Electronics Inc	5,539	303,094	103,524
Assurant Inc	1,927	155,875	28,481
Assured Guaranty Ltd	16,608	420,348	195,974
Avery Dennison Corp	5,077	363,858	45,349
Avnet Inc	3,737	154,986	16,019
Axis Capital Holdings Ltd	1,056	57,349	13,435
Bank of America Corp	711	16,321	452
Baxter International Inc	6,813	274,155	79,167
Belden Inc	888	42,298	19,143
Bemis Co Inc	193	8,803	627
Best Buy Co Inc	3,309	98,608	64,029
Big Lots Inc	2,766	108,105	26,544
Biogen Inc	1,699	468,995	(4,455)
Booz Allen Hamilton Holding Corp	3,875	141,547	(4,410)
Broadridge Financial Solutions Inc	2,027	109,194	28,540
Brocade Communications Systems Inc	6,386	56,325	23,373
Bruker Corp	20,519	537,742	(59,034)
Brunswick Corp	5,194	208,572	109,301
Bunge Ltd	1,416	90,203	22,029
Burlington Stores Inc	2,193	156,420	56,937
BWX Technologies Inc	5,804	191,984	84,287
CA Inc	5,794	165,129	18,657

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Cabot Corp	6,695	$324,237	$76,860
Cadence Design Systems Inc	3,860	76,096	45,108
Capital One Financial Corp	3,734	277,735	45,854
Cardinal Health Inc	149	13,106	(955)
Carlisle Cos Inc	3,044	309,649	14,263
CDK Global Inc	929	61,910	(1,516)
CDW Corp	2,504	106,896	37,610
Celanese Corp ‘A’	933	65,449	18,381
Celgene Corp	1,320	150,937	13,311
Centene Corp	1,282	91,038	318
CenterPoint Energy Inc	2,197	51,994	8,577
Charles River Laboratories International Inc	2,491	211,272	12,793
Chico’s FAS Inc	6,995	72,748	26,581
Cigna Corp	678	100,774	(1,454)
Cirrus Logic Inc	3,006	172,632	9,802
Cisco Systems Inc	9,930	265,330	70,304
Citigroup Inc	3,263	148,696	46,497
Citrix Systems Inc	1,154	82,876	13,356
Comcast Corp ‘A’	3,791	142,497	7
Comerica Inc	1,056	48,924	23,497
Commerce Bancshares Inc	1,731	91,040	6,171
Commercial Metals Co	7,037	108,785	25,833
CommScope Holding Co Inc	3,702	139,771	14,640
comScore Inc	542	13,925	(2,224)
ConAgra Brands Inc	1,196	53,532	(5,286)
ConocoPhillips	1,438	57,109	14,604
Consolidated Edison Inc	4,424	284,109	59,459
Convergys Corp	10,376	258,420	(38,967)
CoreLogic Inc	2,181	78,874	9,936
Corning Inc	7,397	177,898	21,821
Crane Co	4,324	208,232	115,333
Cummins Inc	2,041	208,675	99,924
Curtiss-Wright Corp	2,955	261,586	8,087
Dana Inc	9,609	112,059	73,491
Dean Foods Co	2,157	38,065	4,342
Delphi Automotive PLC	213	16,413	732
Delta Air Lines Inc	9,220	393,614	30,137
Deluxe Corp	495	29,723	6,001
DeVry Education Group Inc	3,902	74,923	63,403
Diamond Offshore Drilling Inc	3,434	60,040	(2,658)
Dick’s Sporting Goods Inc	1,199	61,670	(3,326)
Dillard’s Inc ‘A’	1,195	68,946	(6,519)
Discover Financial Services	3,150	169,722	45,707
Dolby Laboratories Inc ‘A’	2,760	131,294	13,358
DR Horton Inc	7,164	205,344	33,289
Dr Pepper Snapple Group Inc	336	31,258	1,643
DST Systems Inc	1,588	169,683	24,847
DTE Energy Co	1,059	86,115	22,019
Duke Energy Corp	325	26,623	30
Eastman Chemical Co	3,144	226,104	27,931
eBay Inc	13,166	369,795	72,188
Edison International	2,600	191,953	15,033
Edwards Lifesciences Corp	155	14,678	(97)
Electronic Arts Inc	394	28,021	7,250
EMCOR Group Inc	554	35,181	(307)
Endo International PLC	15,803	179,699	(3,337)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
EnerSys	539	$41,683	$866
Ensco PLC ‘A’	2,829	29,184	(3,865)
Esterline Technologies Corp	4,728	295,711	111,134
Euronet Worldwide Inc	416	29,049	6,528
Exelon Corp	473	14,675	2,344
Express Scripts Holding Co	406	29,256	(2,496)
F5 Networks Inc	64	5,956	3,168
Fair Isaac Corp	454	54,503	4,040
Fifth Third Bancorp	1,211	27,550	3,209
Flex Ltd	13,501	148,714	78,103
FLIR Systems Inc	1,749	63,909	(456)
Foot Locker Inc	3,343	213,985	36,104
Ford Motor Co	6,017	75,669	(5,632)
Franklin Resources Inc	3,854	137,633	24,774
FTI Consulting Inc	7,263	287,640	11,378
General Dynamics Corp	468	64,659	22,951
General Motors Co	7,563	257,974	9,454
Genpact Ltd	6,689	176,598	(10,978)
Gilead Sciences Inc	9,203	660,313	(35,245)
Graham Holdings Co ‘B’	261	129,453	27,029
Graphic Packaging Holding Co	15,906	202,620	2,090
Greif Inc ‘A’	1,796	81,333	17,609
Hawaiian Electric Industries Inc	1,128	32,855	4,719
HCA Holdings Inc	656	42,469	15,908
HD Supply Holdings Inc	6,706	171,735	104,050
Herman Miller Inc	13,212	377,824	39,014
Hewlett Packard Enterprise Co	22,762	507,107	32,352
Hill-Rom Holdings Inc	857	41,035	19,470
HNI Corp	251	11,602	(33)
Honeywell International Inc	295	32,466	4,371
HP Inc	20,862	229,412	143,600
HSN Inc	1,608	76,632	(16,975)
Hubbell Inc	2,177	206,647	54,702
Huntington Ingalls Industries Inc	2,457	338,695	153,295
Huntsman Corp	12,906	187,399	129,314
IAC/InterActiveCorp	2,421	148,940	29,536
Ingersoll-Rand PLC	5,574	371,261	82,016
Ingredion Inc	1,872	192,753	32,692
Intel Corp	508	15,156	3,168
InterDigital Inc	2,862	224,729	22,262
International Business Machines Corp	1,099	150,288	41,092
International Game Technology PLC	9,167	243,132	(25,874)
International Paper Co	3,242	146,474	18,155
Intuit Inc	575	56,275	10,419
Invesco Ltd	5,130	160,005	(2,873)
ITT Inc	2,472	85,089	16,312
Jabil Circuit Inc	6,968	134,984	66,530
Jack Henry & Associates Inc	1,900	151,115	25,775
Jacobs Engineering Group Inc	1,783	89,938	8,627
Jazz Pharmaceuticals PLC	144	18,165	2,734
JetBlue Airways Corp	8,455	172,240	2,018
John Wiley & Sons Inc ‘A’	3,632	152,848	42,553
Johnson & Johnson	1,702	176,395	35,589
JPMorgan Chase & Co	2,740	187,197	53,485
Juniper Networks Inc	2,832	75,808	3,007
KB Home	2,440	36,481	12,026
KeyCorp	3,854	70,897	(2,373)
Keysight Technologies Inc	1,876	70,431	(2,632)
Kohl’s Corp	778	27,748	3,224
L3 Technologies Inc	1,801	234,498	63,189
Lam Research Corp	1,100	86,570	54,626
Lancaster Colony Corp	2,112	217,162	54,948
Landstar System Inc	616	36,869	15,892
Las Vegas Sands Corp	672	38,721	(370)
Lear Corp	3,942	477,533	80,576
Leidos Holdings Inc	1,328	55,204	12,710
Lennox International Inc	835	106,675	33,020
Lincoln Electric Holdings Inc	465	23,436	16,954
Lincoln National Corp	1,476	74,154	22,450
Lowe’s Cos Inc	577	43,217	4,218

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
LSC Communications Inc	1,333	$35,856	($2,318)
LyondellBasell Industries NV ‘A’	2,590	221,120	15,062
Macy’s Inc	407	12,398	(334)
Mallinckrodt PLC	2,362	123,972	(18,698)
ManpowerGroup Inc	2,008	168,973	36,987
MarketAxess Holdings Inc	660	100,567	23,177
Maxim Integrated Products Inc	1,550	57,500	12,188
McKesson Corp	1,173	178,564	(4,656)
Merck & Co Inc	3,523	192,500	31,352
Meredith Corp	605	27,648	11,435
Michael Kors Holdings Ltd	2,834	111,745	(3,741)
Micron Technology Inc	4,256	70,912	52,086
Microsoft Corp	2,607	145,210	26,487
Morgan Stanley	5,131	168,957	50,855
Morningstar Inc	421	32,442	649
MSCI Inc	1,525	102,095	46,120
Nasdaq Inc	3,216	185,518	37,833
National Retail Properties Inc	473	21,795	(1,162)
NCR Corp	2,124	64,399	32,626
NeuStar Inc ‘A’	4,290	121,350	20,863
Northrop Grumman Corp	1,221	243,243	47,160
Nu Skin Enterprises Inc ‘A’	5,274	205,968	86,950
Nucor Corp	556	34,857	(1,653)
NVR Inc	10	18,207	2,861
Oceaneering International Inc	6,347	213,065	(41,188)
Old Republic International Corp	1,008	18,163	2,480
Omnicom Group Inc	675	49,727	8,465
ONE Gas Inc	1,668	107,924	4,833
Oracle Corp	1,226	45,276	9,416
Orbital ATK Inc	452	38,884	5,412
Oshkosh Corp	4,479	268,700	38,515
Owens Corning	3,855	180,722	55,859
PAREXEL International Corp	1,711	113,348	(5,367)
Parker-Hannifin Corp	2,232	231,094	126,740
Pfizer Inc	4,324	148,921	(997)
PG&E Corp	2,257	121,539	28,235
Pilgrim’s Pride Corp	3,272	72,496	1,141
Pinnacle West Capital Corp	4,393	279,351	86,937
Plantronics Inc	5,015	200,035	71,327
PolyOne Corp	2,059	63,075	7,117
Prudential Financial Inc	1,735	126,717	58,373
Public Service Enterprise Group Inc	11,214	427,366	69,975
PVH Corp	459	33,081	14,412
QIAGEN NV	2,991	85,351	1,298
QUALCOMM Inc	3,733	185,760	28,290
Quest Diagnostics Inc	839	55,130	27,251
Raymond James Financial Inc	310	24,532	(891)
Raytheon Co	1,584	201,912	39,648
Regal Beloit Corp	2,750	157,924	50,113
Regions Financial Corp	10,394	111,169	39,855
Reinsurance Group of America Inc	2,608	227,802	103,362
Reliance Steel & Aluminum Co	2,978	200,847	37,453
Ross Stores Inc	807	55,804	(2,647)
Rowan Cos PLC ‘A’	3,120	48,801	(192)
RPM International Inc	1,424	68,064	10,299
SCANA Corp	4,896	332,305	(12,351)
Science Applications International Corp	1,444	97,410	10,024
Scripps Networks Interactive Inc ‘A’	1,061	68,879	14,272
Seagate Technology PLC	276	9,506	3,171
Skechers U.S.A. Inc ‘A’	4,784	137,403	(6,083)
Sonoco Products Co	4,938	233,191	28,128
Southwest Airlines Co	1,986	115,746	(8,979)
Southwest Gas Holdings Inc	134	11,441	(331)
Southwestern Energy Co	3,166	33,468	(7,602)
Spirit AeroSystems Holdings Inc ‘A’	10,366	502,129	98,270
Stanley Black & Decker Inc	542	62,083	9,933
State Street Corp	1,314	102,987	1,620
Steel Dynamics Inc	4,948	131,837	40,155
SunTrust Banks Inc	3,785	168,101	41,209
Synaptics Inc	1,471	71,084	1,745

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Synchrony Financial	5,365	$151,266	$32,754
SYNNEX Corp	3,561	314,604	84,014
Synopsys Inc	3,543	160,214	95,342
TCF Financial Corp	2,912	38,268	11,295
TE Connectivity Ltd	2,363	143,013	33,149
Tech Data Corp	4,149	275,909	113,682
TEGNA Inc	462	12,004	(167)
Teleflex Inc	205	32,568	7,146
Teradata Corp	714	18,811	3,409
Teradyne Inc	3,546	73,119	37,162
Texas Instruments Inc	2,332	158,090	29,776
Texas Roadhouse Inc	1,623	68,261	4,011
Textron Inc	2,116	68,284	32,416
The Allstate Corp	2,511	156,611	48,010
The Bank of New York Mellon Corp	1,879	88,628	117
The Boeing Co	1,482	245,027	17,079
The Cheesecake Factory Inc	1,160	54,339	19,159
The Dun & Bradstreet Corp	91	9,471	351
The Goodyear Tire & Rubber Co	2,428	68,583	18,825
The Hanover Insurance Group Inc	125	10,762	496
The New York Times Co ‘A’	9,309	110,668	23,381
The PNC Financial Services Group Inc	4,281	394,312	120,436
The Procter & Gamble Co	2,015	161,784	19,263
The Timken Co	6,306	204,311	80,720
The TJX Cos Inc	2,164	152,887	18,243
The Toro Co	399	19,001	5,920
The Travelers Cos Inc	1,194	135,244	8,680
The Western Union Co	907	18,259	198
Thor Industries Inc	2,855	154,326	120,126
Torchmark Corp	970	75,142	(413)
Tupperware Brands Corp	620	34,466	4,421
Tyson Foods Inc ‘A’	2,575	179,621	(20,718)
UGI Corp	5,087	230,173	21,125
United Continental Holdings Inc	5,348	288,518	89,265
United States Steel Corp	3,144	119,724	(13,426)
United Technologies Corp	351	35,446	3,939
United Therapeutics Corp	2,232	271,103	31,065
UnitedHealth Group Inc	180	23,122	6,400
Unum Group	3,877	133,658	48,135
Urban Outfitters Inc	6,672	172,035	(13,508)
US Bancorp	741	32,478	5,683
Vail Resorts Inc	244	38,801	8,022
Validus Holdings Ltd	4,482	202,445	50,295
Vectren Corp	3,194	140,606	46,594
Versum Materials Inc	2,884	78,176	10,075
Vishay Intertechnology Inc	11,458	136,881	51,603
Visteon Corp	508	36,374	13,385
VWR Corp	3,218	93,156	(2,409)
Waddell & Reed Financial Inc ‘A’	776	12,387	805
Wal-Mart Stores Inc	6,675	393,692	87,443
Waste Management Inc	268	14,279	5,264
Waters Corp	1,031	157,260	3,896
Watsco Inc	757	102,440	5,947
WellCare Health Plans Inc	4,798	462,743	209,985
Wells Fargo & Co	3,094	164,672	7,541
Werner Enterprises Inc	540	12,467	1,681
WESCO International Inc	1,929	117,265	16,897
West Pharmaceutical Services Inc	1,789	139,570	6,430
WestRock Co	435	23,359	(726)
Whirlpool Corp	856	131,966	14,693
Woodward Inc	1,151	75,752	2,423
World Fuel Services Corp	2,291	83,430	(381)
Worthington Industries Inc	4,088	160,463	23,865
Wyndham Worldwide Corp	547	45,891	216
Xcel Energy Inc	503	19,065	3,294
Xerox Corp	35,455	348,125	(87,895)
Zynga Inc ‘A’	9,648	25,856	1,641

			7,657,030

Total Long Positions			7,696,130

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Australia

Atlassian Corp PLC ‘A’	4,593	$130,208	($7,352)

Bermuda

XL Group Ltd	1,684	56,468	(10,656)

United Kingdom

Liberty Global PLC ‘A’	6,474	208,735	(23,487)

United States

3D Systems Corp	4,832	71,238	(1,049)
Acadia Healthcare Co Inc	12,555	636,683	89,285
ACI Worldwide Inc	5,564	106,091	(12,923)
Acuity Brands Inc	1,544	390,912	75,936
Advance Auto Parts Inc	1,163	166,988	(5,439)
Agios Pharmaceuticals Inc	2,522	121,140	(26,145)
Air Lease Corp	3,189	86,041	(37,533)
Akorn Inc	3,353	92,595	11,855
Alkermes PLC	2,569	131,728	(18,558)
Allegheny Technologies Inc	12,891	221,371	(10,151)
Allegion PLC	199	13,284	(1,780)
Allergan PLC	106	20,557	(4,769)
Alliance Data Systems Corp	1,117	295,605	17,472
Alliant Energy Corp	2,109	67,182	(16,355)
Allscripts Healthcare Solutions Inc	5,335	64,679	(2,968)
Alnylam Pharmaceuticals Inc	2,334	84,854	(34,763)
AMERCO	306	107,057	(9,587)
AMETEK Inc	909	48,677	(482)
Amphenol Corp ‘A’	2,840	149,753	(52,370)
AmTrust Financial Services Inc	7,532	190,782	51,741
Antero Resources Corp	4,656	112,266	6,063
Apache Corp	595	25,555	(5,022)
AptarGroup Inc	1,596	124,744	1,868
Arconic Inc	3,184	77,361	(6,506)
Arista Networks Inc	1,330	108,627	(67,293)
Armstrong World Industries Inc	3,029	131,025	(8,460)
ARRIS International PLC	1,726	38,098	(7,555)
Arthur J Gallagher & Co	346	15,461	(4,101)
Artisan Partners Asset Management Inc ‘A’	5,927	179,616	16,031
athenahealth Inc	1,625	171,037	(12,084)
Autodesk Inc	226	12,224	(7,319)
AutoZone Inc	53	38,918	596
Avangrid Inc	848	34,463	(1,781)
Avis Budget Group Inc	5,189	152,584	(907)
Axalta Coating Systems Ltd	4,853	133,499	(22,767)
Ball Corp	11,047	774,140	(46,211)
Bank of the Ozarks Inc	6,388	271,368	(60,872)
BioMarin Pharmaceutical Inc	1,748	144,858	(8,582)
Bio-Techne Corp	2,494	217,863	(35,652)
Black Hills Corp	2,493	142,640	(23,070)
Blue Buffalo Pet Products Inc	6,445	155,349	7,114
Brookdale Senior Living Inc	52,189	950,884	249,985
Brown-Forman Corp ‘B’	6,816	341,837	27,074
CalAtlantic Group Inc	791	25,867	(3,756)
Calpine Corp	5,705	66,229	3,189
CarMax Inc	3,614	206,540	(7,481)
Casey’s General Stores Inc	800	92,754	2,954
Catalent Inc	7,162	183,855	(18,973)
CF Industries Holdings Inc	13,128	316,276	(69,031)
CH Robinson Worldwide Inc	122	8,222	(1,207)
Charter Communications Inc ‘A’	161	49,655	(3,044)
Cheniere Energy Inc	9,550	342,356	(109,072)
Chipotle Mexican Grill Inc	938	392,539	(25,359)
Ciena Corp	1,876	36,878	(7,414)
Cincinnati Financial Corp	1,299	78,532	(15,347)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Clean Harbors Inc	2,810	$151,574	($4,719)
Cognex Corp	1,467	56,789	(66,365)
Compass Minerals International Inc	3,540	250,418	10,229
Concho Resources Inc	1,781	171,739	(56,834)
CONSOL Energy Inc	1,749	28,090	(1,258)
Copart Inc	3,865	157,525	(81,834)
Core Laboratories NV	2,006	207,738	(23,995)
CoStar Group Inc	640	131,191	(1,429)
Coty Inc	14,995	327,078	55,218
Cousins Properties Inc	10,784	92,607	3,424
Covanta Holding Corp	25,998	397,735	(10,434)
CSX Corp	1,018	49,401	2,013
Cypress Semiconductor Corp	14,178	121,872	(73,217)
Denbury Resources Inc	13,413	36,888	2,283
DexCom Inc	5,868	429,129	(68,066)
Diebold Nixdorf Inc	13,330	351,969	(57,262)
Discovery Communications Inc ‘A’	4,392	114,228	(13,535)
DISH Network Corp ‘A’	1,714	99,658	(9,164)
Dollar Tree Inc	377	28,871	(709)
Dominion Resources Inc	5,397	367,628	(51,018)
Dunkin’ Brands Group Inc	1,030	50,500	(5,821)
Dycom Industries Inc	1,804	148,310	(19,372)
Empire State Realty Trust Inc ‘A’	1,907	41,745	2,385
Envision Healthcare Corp	6,996	464,453	35,458
EQT Corp	1,915	110,549	(6,458)
Fastenal Co	9,383	421,747	(61,477)
FireEye Inc	22,838	314,146	26,159
First Data Corp ‘A’	39,909	472,133	(146,457)
Fitbit Inc ‘A’	3,025	17,826	(82)
Flowers Foods Inc	3,795	58,333	(15,328)
Flowserve Corp	1,971	96,120	684
FNB Corp	7,501	94,987	(16,553)
Fossil Group Inc	1,082	28,597	9,716
Freeport-McMoRan Inc	11,818	145,609	(12,279)
Frontier Communications Corp	29,310	126,583	63,859
GATX Corp	4,633	205,967	(76,461)
General Electric Co	590	18,821	1,239
Genesee & Wyoming Inc ‘A’	3,213	172,731	(45,303)
Global Payments Inc	2,757	197,066	(25,369)
GoDaddy Inc ‘A’	3,982	128,533	(22,385)
Granite Construction Inc	3,566	156,293	(22,684)
Guidewire Software Inc	4,745	275,852	8,566
Halyard Health Inc	4,466	142,891	(27,219)
Hanesbrands Inc	6,808	196,229	54,895
HEICO Corp	2,372	166,708	(40,130)
Helmerich & Payne Inc	808	55,560	1,772
Herc Holdings Inc	705	35,178	711
Hertz Global Holdings Inc	3,725	73,926	8,590
Hess Corp	1,828	93,422	5,294
Hexcel Corp	2,515	115,665	(21,528)
IHS Markit Ltd	6,573	238,366	(37,372)
Illumina Inc	2,615	473,969	27,745
International Flavors & Fragrances Inc	111	12,996	(1,715)
IPG Photonics Corp	1,430	125,549	(47,052)
JC Penney Co Inc	37,695	298,123	65,921
Juno Therapeutics Inc	1,762	39,355	256
Kirby Corp	367	24,943	(949)
KLX Inc	7,645	252,271	(89,461)
Knowles Corp	19,231	245,250	(119,177)
Kosmos Energy Ltd	41,205	214,127	(60,299)
L Brands Inc	2,588	188,932	67,038
Laredo Petroleum Inc	6,837	87,310	(12,510)
Liberty Expedia Holdings Inc ‘A’	1,219	54,633	(807)
LifePoint Health Inc	1,206	71,357	(7,636)
Lions Gate Entertainment Corp ‘A’	2,650	61,780	(8,604)
LivaNova PLC	1,196	63,672	5,056
Live Nation Entertainment Inc	4,781	118,931	(26,268)
Loews Corp	1,597	55,621	(19,071)
Macquarie Infrastructure Corp	11,299	705,184	(205,290)
Markel Corp	187	175,014	(7,472)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Mattel Inc	972	$25,105	$213
MAXIMUS Inc	4,384	213,746	(58,939)
MDU Resources Group Inc	5,064	89,759	(48,843)
MEDNAX Inc	4,607	300,021	(19,613)
Mercury General Corp	2,727	143,457	(22,863)
National Fuel Gas Co	1,020	61,011	198
National Instruments Corp	6,045	171,060	(25,765)
National Oilwell Varco Inc	2,323	89,219	(3,910)
Netflix Inc	628	62,042	(30,782)
NetScout Systems Inc	11,634	261,652	(179,858)
Neurocrine Biosciences Inc	3,994	190,975	18,035
New Jersey Resources Corp	1,927	71,617	(4,692)
Newfield Exploration Co	1,201	30,525	(13,804)
Noble Corp PLC	10,349	55,215	(8,845)
Noble Energy Inc	2,958	101,013	(564)
Norwegian Cruise Line Holdings Ltd	4,342	212,474	(7,796)
NOW Inc	3,420	68,170	10,166
NRG Energy Inc	12,048	196,741	(28,557)
NuVasive Inc	2,289	159,045	(11,898)
Occidental Petroleum Corp	3,526	232,570	9,162
Olin Corp	5,093	92,920	(74,487)
OneMain Holdings Inc	1,252	36,839	5,727
ONEOK Inc	6,865	291,542	(89,054)
OPKO Health Inc	10,068	85,615	5,071
Owens-Illinois Inc	11,600	177,831	(58,577)
PacWest Bancorp	719	30,661	(7,633)
Palo Alto Networks Inc	3,706	606,196	188,604
Pandora Media Inc	35,871	366,016	(57,621)
Panera Bread Co ‘A’	755	145,901	(51,811)
Paramount Group Inc	1,508	26,280	1,835
Parsley Energy Inc ‘A’	1,876	58,905	(2,083)
Patheon NV	3,000	84,436	5,416
Patterson Cos Inc	3,811	168,085	(4,286)
Patterson-UTI Energy Inc	1,288	16,162	(15,097)
PBF Energy Inc ‘A’	8,080	178,841	(292)
Penske Automotive Group Inc	1,071	40,281	(9,852)
Perrigo Co PLC	571	55,445	17,536
Platform Specialty Products Corp	23,898	190,621	(120,531)
Post Holdings Inc	1,438	114,865	(10,989)
Premier Inc ‘A’	9,552	314,156	10,116
Prestige Brands Holdings Inc	3,543	187,474	(9,375)
Primerica Inc	896	41,561	(32,090)
Principal Financial Group Inc	417	18,861	(7,456)
PTC Inc	835	45,795	1,915
Qorvo Inc	1,002	67,206	(1,492)
Range Resources Corp	749	20,843	(953)
ResMed Inc	478	34,316	(86)
RH	9,669	277,081	(170,206)
Rice Energy Inc	3,510	81,919	(1,268)
Rollins Inc	3,829	108,606	(33,565)
Roper Technologies Inc	2,133	397,715	(42,729)
Sabre Corp	4,319	114,332	22,812
salesforce.com Inc	2,036	155,811	(12,138)
Sally Beauty Holdings Inc	957	24,445	4,883
SBA Communications Corp	1,925	194,444	(37,268)
Seattle Genetics Inc	560	19,730	(15,472)
Sempra Energy	3,359	341,653	(29,516)
Sensata Technologies Holding NV	12,389	440,288	(100,740)
ServiceNow Inc	2,599	214,523	(12,811)
Signet Jewelers Ltd	3,590	339,134	90,455
Six Flags Entertainment Corp	1,142	60,837	(7,101)
SLM Corp	42,882	277,875	(240,997)
SM Energy Co	4,557	116,125	6,665
Snyder’s-Lance Inc	15,539	517,290	(109,087)
Sotheby’s	3,972	113,287	(67,360)
Splunk Inc	2,424	117,314	(33,677)
Sprouts Farmers Market Inc	11,042	281,602	26,310
Square Inc ‘A’	5,638	101,246	3,821
SS&C Technologies Holdings Inc	9,893	286,293	(63,919)
Stericycle Inc	4,971	514,852	102,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
STERIS PLC	2,315	$157,865	($2,935)
Stifel Financial Corp	3,552	120,139	(58,136)
Superior Energy Services Inc	8,243	131,670	14,125
Tableau Software Inc ‘A’	1,315	64,658	(500)
Targa Resources Corp	2,418	101,566	(43,273)
Tempur Sealy International Inc	1,087	50,305	(197)
Tesla Inc	378	76,409	(28,789)
The Charles Schwab Corp	2,323	77,147	(17,655)
The Hain Celestial Group Inc	1,703	69,993	6,642
The Howard Hughes Corp	1,936	206,454	(20,542)
The Madison Square Garden Co ‘A’	977	168,272	(26,844)
The Middleby Corp	1,911	181,482	(79,274)
The Ultimate Software Group Inc	1,515	288,749	(6,994)
The Wendy’s Co	3,832	41,649	(10,505)
Tiffany & Co	1,129	82,252	(25,342)
T-Mobile US Inc	659	32,982	(9,583)
Tractor Supply Co	565	50,049	11,081
TransDigm Group Inc	1,805	436,731	39,343
TreeHouse Foods Inc	6,068	506,554	(7,163)
TRI Pointe Group Inc	12,807	140,140	(20,460)
TripAdvisor Inc	2,530	115,303	6,108
Triumph Group Inc	2,155	52,843	(2,649)
Twitter Inc	4,540	80,340	12,467
Tyler Technologies Inc	2,092	292,016	(31,323)
United Natural Foods Inc	1,601	70,446	1,235
USG Corp	1,469	36,876	(9,839)
Valley National Bancorp	1,618	15,129	(3,963)
Veeva Systems Inc ‘A’	607	26,716	(4,411)
VEREIT Inc	9,988	90,389	5,591
VeriFone Systems Inc	9,208	167,580	(4,886)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Verisk Analytics Inc	1,546	$110,094	($15,348)
VF Corp	2,025	116,348	5,034
ViaSat Inc	3,621	262,581	31,489
Vista Outdoor Inc	2,151	96,431	52,142
WABCO Holdings Inc	156	15,224	(3,093)
Washington Prime Group Inc	3,817	35,476	2,307
Weatherford International PLC	92,924	572,583	(45,361)
Webster Financial Corp	3,336	118,494	(48,440)
Welbilt Inc	13,264	220,139	(40,233)
WGL Holdings Inc	2,542	173,859	(35,932)
Whole Foods Market Inc	1,236	35,010	(1,724)
Willis Towers Watson PLC	710	86,766	(6,165)
WisdomTree Investments Inc	36,061	376,808	49,374
Workday Inc ‘A’	4,173	301,402	(46,125)
WPX Energy Inc	9,179	115,730	(7,177)
Wynn Resorts Ltd	3,471	326,413	(71,399)
Yahoo! Inc	2,442	72,417	(40,916)
Zayo Group Holdings Inc	9,568	276,017	(38,770)
Zebra Technologies Corp ‘A’	2,567	180,524	(53,710)
Zillow Group Inc ‘C’	5,430	185,416	2,588

			(3,619,224)

Total Short Positions			(3,660,719)

Total Long and Short Positions			4,035,411

Other Receivables (Payables) (3)			1,567,691

			$5,603,102

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW, plus a specified spread as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.	JPM	07/17/17- 04/03/18	$441,452

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

AGL Energy Ltd	21,237	$302,698	$118,082
Ansell Ltd	2,163	30,182	8,850
Aristocrat Leisure Ltd	2,771	35,240	2,967
Aurizon Holdings Ltd	68,648	232,438	37,164
Boral Ltd	11,270	54,382	(5,465)
Caltex Australia Ltd	4,824	118,150	(12,341)
CIMIC Group Ltd	17,413	458,913	7,995
Coca-Cola Amatil Ltd	36,719	235,606	62,490
Cochlear Ltd	855	77,795	8,631
Fortescue Metals Group Ltd	36,312	84,765	86,126
Harvey Norman Holdings Ltd	14,968	50,457	83
Newcrest Mining Ltd	3,997	67,519	(872)
Orica Ltd	6,002	56,401	22,897
South32 Ltd	19,599	37,108	4,389
Tabcorp Holdings Ltd	2,865	9,188	985
The Star Entertainment Grp Ltd	9,184	38,220	(780)
Treasury Wine Estates Ltd	25,270	187,522	43,965

			385,166

Total Long Positions			385,166

Short Positions:

Australia

ALS Ltd	21,035	80,033	(16,833)
Alumina Ltd	51,649	56,098	(13,583)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
AMP Ltd	55,488	$219,330	$5,165
APA Group	68,853	448,291	(12,021)
Bank of Queensland Ltd	1,202	10,280	(900)
Brambles Ltd	7,412	53,277	88
Challenger Ltd	2,135	15,155	(5,377)
Computershare Ltd	13,125	97,984	(40,585)
Domino’s Pizza Enterprises Ltd	1,017	43,820	(1,541)
Healthscope Ltd	125,982	260,262	48,191
Iluka Resources Ltd	11,263	60,808	(5,029)
Insurance Australia Group Ltd	18,678	79,123	(5,251)
Platinum Asset Management Ltd	33,430	148,869	21,372
REA Group Ltd	4,454	183,529	(13,973)
SEEK Ltd	37,582	433,884	(12,448)
Sonic Healthcare Ltd	5,206	83,050	(2,876)
TPG Telecom Ltd	6,921	37,949	2,023
Transurban Group	1,853	15,944	(545)
Vocus Group Ltd	23,572	153,226	79,119

			24,996

Total Short Positions			24,996

Total Long and Short Positions			410,162

Other Receivables (Payables) (3)			31,290

			$441,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.	JPM	07/17/17- 04/30/18	$332,437

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Germany

TUI AG	1,648	$23,168	$2,117

India

Vedanta Resources PLC	13,942	78,233	71,713

South Africa

Investec PLC	22,143	142,779	16,033
Mondi PLC	3,600	84,083	2,327

			18,360

Switzerland

Coca-Cola HBC AG	13,089	263,845	102,629
IWG PLC	10,664	46,356	2,894

			105,523

United Kingdom

Aberdeen Asset Management PLC	6,464	21,580	(277)
Amec Foster Wheeler PLC	14,453	86,884	22,236
Ashmore Group PLC	2,576	11,095	232
Ashtead Group PLC	4,660	95,434	377
ASOS PLC	2,739	135,810	90,799
Barclays PLC	10,706	25,062	8,752
Barratt Developments PLC	52,348	339,498	41,496
Bellway PLC	8,148	237,754	57,082
Berendsen PLC	1,856	19,434	(2,343)
Berkeley Group Holdings PLC	1,587	57,347	6,076
Britvic PLC	12,403	105,276	4,753
BT Group PLC	36,250	187,510	(24,580)
Centrica PLC	3,445	9,678	(363)
Close Brothers Group PLC	2,651	46,565	4,738
Daily Mail & General Trust PLC ‘A’	7,838	69,531	11,146
DCC PLC	1,650	148,302	18,219
Dixons Carphone PLC	29,568	120,549	(528)
GKN PLC	35,208	140,600	34,173
GlaxoSmithKline PLC	3,976	81,379	741
Greene King PLC	2,250	19,967	(770)
Hays PLC	4,787	9,373	(23)
Howden Joinery Group PLC	21,244	97,321	19,393
HSBC Holdings PLC	1,831	13,872	678
Inchcape PLC	21,846	197,617	54,447
Indivior PLC	38,191	152,832	1,511
InterContinental Hotels Group PLC	923	43,333	1,581
Intermediate Capital Group PLC	11,897	106,486	7,761
JD Sports Fashion PLC	6,880	29,858	3,278
John Wood Group PLC	17,848	163,942	30,072
Jupiter Fund Management PLC	1,788	9,443	(162)
Kingfisher PLC	7,124	36,345	(1,984)
Lloyds Banking Group PLC	131,317	92,054	14,607
Moneysupermarket.com Group PLC	7,240	26,455	3,776
Paysafe Group PLC	8,955	49,139	3,460
Persimmon PLC	20,566	522,794	68,271
Playtech PLC	1,339	15,002	2,772
Royal Mail PLC	99,395	705,260	(97,617)
Severn Trent PLC	7,086	227,011	(317)
Smiths Group PLC	14,394	225,903	98,956
Stagecoach Group PLC	45,212	148,392	(11,299)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Tate & Lyle PLC	27,631	$249,195	$24,584
Taylor Wimpey PLC	111,540	242,453	46,757
The Sage Group PLC	1,183	11,203	(1,448)
Thomas Cook Group PLC	10,683	9,539	3,243
WH Smith PLC	1,940	38,197	4,852
William Hill PLC	68,345	250,632	12,667
Wm Morrison Supermarkets PLC	101,633	248,588	83,975
WPP PLC	6,531	141,445	19,903

			665,653

Total Long Positions			863,366

Short Positions:

Chile

Antofagasta PLC	40,217	278,085	(151,935)

Jordan

Hikma Pharmaceuticals PLC	8,539	206,387	(6,435)

Netherlands

Royal Dutch Shell PLC ‘A’	15,595	394,548	(7,776)

South Africa

Mediclinic International PLC	16,653	160,033	12,504

United Kingdom

AA PLC	21,107	71,604	1,029
Admiral Group PLC	6,107	163,195	(12,376)
Aggreko PLC	19,574	246,765	24,388
Associated British Foods PLC	8,694	352,825	21,468
Aviva PLC	1,411	8,334	(2,277)
Balfour Beatty PLC	49,944	155,002	(29,572)
Booker Group PLC	17,636	43,259	(6,121)
BP PLC	19,011	107,013	(1,685)
British American Tobacco PLC	4,094	243,835	(62,753)
BTG PLC	29,362	273,632	25,819
Bunzl PLC	2,479	71,684	(10,649)
Capita PLC	36,059	475,811	159,478
Cobham PLC	116,534	208,062	8,821
ConvaTec Group PLC ~	7,961	24,960	(2,695)
Croda International PLC	632	26,546	(5,488)
easyJet PLC	2,186	40,880	7,864
Essentra PLC	18,257	129,558	(1,829)
G4S PLC	10,185	32,448	(6,158)
Halma PLC	14,957	200,540	(12,323)
Hargreaves Lansdown PLC	24,715	432,058	(30,947)
Henderson Group PLC	10,107	29,323	150
HSBC Holdings PLC	2	12	(1)
IMI PLC	1,452	20,112	(4,496)
Inmarsat PLC	31,192	287,933	(57,444)
ITV PLC	13,612	34,100	(3,036)
Just Eat PLC	17,741	117,741	(7,055)
Meggitt PLC	8,639	50,966	1,370
Merlin Entertainments PLC ~	25,298	148,967	(14,696)
Next PLC	534	36,615	4,847
Old Mutual PLC	115,095	289,215	(41,917)
Pennon Group PLC	16,701	177,627	(8,143)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Petrofac Ltd	812	$9,325	$11
Provident Financial PLC	6,048	229,114	(30,989)
Rolls-Royce Holdings PLC	10,915	95,789	(21,062)
Rotork PLC	41,547	114,794	(19,558)
Royal Bank of Scotland Group PLC	36,435	87,804	(25,889)
Schroders PLC	2,790	98,143	(21,816)
Serco Group PLC	9,881	14,288	105
Smith & Nephew PLC	3,019	48,408	670
St James’s Place PLC	19,299	207,429	(67,326)
Tesco PLC	47,852	103,131	(23,027)
The Weir Group PLC	403	9,363	(371)
United Utilities Group PLC	6,713	80,297	(2,421)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Vodafone Group PLC	30,238	$83,981	$6,637
Whitbread PLC	2,335	116,466	(1,867)
Worldpay Group PLC ~	64,876	238,129	(20,017)

			(293,347)

Total Short Positions			(446,989)

Total Long and Short Positions			416,377

Other Receivables (Payables) (3)			(83,940)

			$332,437

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR, plus a specified spread as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.	JPM	07/17/17- 04/03/18	($80,029)

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Hong Kong

Cheung Kong Property Holdings Ltd	18,500	$128,673	($3,687)
CLP Holdings Ltd	15,500	150,019	12,477
Henderson Land Development Co Ltd	8,710	46,472	7,608
Kerry Properties Ltd	63,000	154,266	64,501
Li & Fung Ltd	108,000	51,132	(4,192)
New World Development Co Ltd	127,000	119,809	36,865
Sino Land Co Ltd	52,000	80,151	11,164
SJM Holdings Ltd	30,000	18,520	5,927
Sun Hung Kai Properties Ltd	6,000	86,679	1,690
The Wharf Holdings Ltd	10,000	57,221	28,809
VTech Holdings Ltd	11,400	124,068	12,485
WH Group Ltd ~	61,500	46,525	6,580
Wheelock & Co Ltd	33,000	152,485	108,806
Xinyi Glass Holdings Ltd	126,000	110,791	410
Yue Yuen Industrial Holdings Ltd	73,500	281,207	8,068

			297,511

Total Long Positions			297,511

Short Positions:

China

Guotai Junan International Holdings Ltd	55,000	18,737	861

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Hong Kong

AIA Group Ltd	12,000	$69,130	($6,722)
ASM Pacific Technology Ltd	2,500	18,600	(15,443)
Cathay Pacific Airways Ltd	124,639	187,709	6,460
Haitong International Securities Group Ltd	111,741	65,682	(146)
Hang Lung Properties Ltd	79,871	154,260	(53,630)
Hong Kong & China Gas Co Ltd	166,245	286,667	(46,387)
Hysan Development Co Ltd	8,000	35,244	(1,111)
Melco International Development Ltd	8,000	12,221	(1,923)
MTR Corp Ltd	28,603	131,841	(29,072)
Sands China Ltd	4,400	18,153	(2,268)
Value Partners Group Ltd	198,276	180,950	(8,319)

			(158,561)

Macao

MGM China Holdings Ltd	211,797	279,984	(162,110)
Wynn Macau Ltd	30,370	43,541	(18,389)

			(180,499)

United States

Samsonite International SA	17,792	53,805	(11,099)

Total Short Positions			(349,298)

Total Long and Short Positions			(51,787)

Other Receivables (Payables) (3)			(28,242)

			($80,029)

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR, plus a specified spread as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.	JPM	07/17/17- 05/03/18	$95,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	426,506	$284,201	$71,271

Singapore

Genting Singapore PLC	332,600	182,334	67,249
SATS Ltd	43,900	134,603	23,811
Singapore Airlines Ltd	9,300	73,054	(3,195)

			87,865

Total Long Positions			159,136

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Singapore

CapitaLand Ltd	34,600	$76,256	($16,594)
Golden Agri-Resources Ltd	43,200	11,771	(167)
Keppel Corp Ltd	74,586	296,744	(84,876)
Singapore Post Ltd	267,300	306,421	34,585
Singapore Telecommunications Ltd	30,300	93,918	5,714

			(61,338)

Total Short Positions			(61,338)

Total Long and Short Positions			97,798

Other Receivables (Payables) (3)			(2,017)

			$95,781

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate, plus a specified spread as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.	MSC	05/03/17	$271,724

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Canada

Air Canada	31,139	$210,179	$111,467
Atco Ltd ‘I’	242	8,556	800
Bank of Montreal	216	13,805	2,242
CAE Inc	7,731	99,037	21,832
Canadian Tire Corp Ltd ‘A’	1,488	146,901	29,661
CCL Industries Inc ‘B’	80	10,683	6,268
Constellation Software Inc	66	26,549	7,115
Dollarama Inc	3,621	204,192	98,143
Empire Co Ltd ‘A’	11,913	211,930	(32,539)
Encana Corp	3,406	38,985	1,068
Finning International Inc	2,829	52,644	2,647
George Weston Ltd	2,228	191,580	6,040
Industrial Alliance Insurance & Financial Services Inc	5,151	148,943	74,652
Kinross Gold Corp	2,931	15,218	(4,446)
Linamar Corp	4,156	173,340	12,782
Lundin Mining Corp	5,522	19,769	11,773
Magna International Inc	3,918	191,531	(16,948)
Open Text Corp	4,078	102,658	37,339
Quebecor Inc ‘B’	464	11,524	2,860
Saputo Inc	6,150	183,346	34,182
Seven Generations Energy Ltd ‘A’	877	16,685	(576)
Teck Resources Ltd ‘B’	1,026	22,978	(339)
West Fraser Timber Co Ltd	1,483	61,761	541
WestJet Airlines Ltd	1,585	25,520	2,222

			408,786

Total Long Positions			408,786

Short Positions:

Canada

AltaGas Ltd	3,197	78,444	3,355
BlackBerry Ltd	15,327	108,431	(12,162)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Bombardier Inc ‘B’	56,876	$86,600	($3,196)
Cameco Corp	14,183	137,675	(20,432)
Canadian Utilities Ltd ‘A’	7,319	200,115	(19,467)
Cenovus Energy Inc	6,408	90,865	15,110
DH Corp	2,097	48,469	7,740
Eldorado Gold Corp	10,205	35,088	60
Element Fleet Management Corp	11,351	108,586	3,120
Enbridge Inc	5,223	186,946	(27,527)
Fairfax Financial Holdings Ltd	176	81,021	106
Franco-Nevada Corp	1,900	127,231	2,749
Gildan Activewear Inc	9,288	263,202	19,839
Goldcorp Inc	1,282	19,846	1,019
Imperial Oil Ltd	570	18,267	1,375
Keyera Corp	891	26,421	17
Methanex Corp	5,623	178,409	(83,081)
Onex Corp	133	9,461	(181)
Potash Corp of Saskatchewan Inc	5,054	82,671	(5,812)
Power Financial Corp	1,655	39,347	(5,693)
PrairieSky Royalty Ltd	3,295	63,640	(6,137)
Rogers Communications Inc ‘B’	541	19,622	(6,152)
Silver Wheaton Corp	455	9,357	(100)
Stantec Inc	523	14,055	369
TransCanada Corp	1,683	77,526	(925)
WSP Global Inc	5,414	167,865	(28,590)

			(164,596)

United States

Valeant Pharmaceuticals International Inc	11,160	183,354	57,678

Total Short Positions			(106,918)

Total Long and Short Positions			301,868

Other Receivables (Payables) (3)			(30,144)

			$271,724

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS, plus a specified spread as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.	MSC	05/03/17	$231,930

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Switzerland

ABB Ltd	8,405	$177,649	$22,877
Adecco Group AG	2,447	148,910	28,552
Flughafen Zuerich AG	1,755	267,927	112,445
Geberit AG	128	53,891	2,019
Georg Fischer AG	235	187,855	30,885
Helvetia Holding AG	44	25,087	1,420
Lonza Group AG	1,309	178,463	73,807
Sika AG	30	137,198	45,081
Straumann Holding AG	80	30,664	6,845
Swiss Life Holding AG	1,600	390,302	145,396
Swiss Re AG	2,267	205,145	(2,576)
Temenos Group AG	2,177	150,810	22,649
Zurich Insurance Group AG	711	193,160	(6,071)

			483,329

Total Long Positions			483,329

Short Positions:

Austria

ams AG	5,264	159,768	(129,111)

Switzerland

Aryzta AG	5,942	254,082	59,194
Barry Callebaut AG	85	100,079	(17,072)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Chocoladefabriken Lindt & Spruengli AG	56	$319,586	($2,790)
Cie Financiere Richemont SA ‘A’	3,573	255,405	(32,055)
Credit Suisse Group AG	17,191	224,520	(35,812)
DKSH Holding AG	122	8,717	(986)
Dufry AG	1,427	164,839	(55,256)
Galenica AG	101	106,564	319
GAM Holding AG	1,539	18,341	(729)
Nestle SA	272	20,843	(1,316)
Novartis AG	882	65,808	(1,428)
OC Oerlikon Corp AG	4,544	41,862	(6,330)
Schindler Holding AG	126	24,255	59
Sonova Holding AG	287	40,152	(2,466)
Swisscom AG	315	150,501	7,454
The Swatch Group AG	1,012	268,743	(99,325)

			(188,539)

Total Short Positions			(317,650)

Total Long and Short Positions			165,679

Other Receivables (Payables) (3)			66,251

			$231,930

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA, plus a specified spread as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.	MSC	05/03/17	$2,258,082

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Belgium

Ageas	5,955	$223,876	$21,296
bpost SA	8,835	217,801	(2,432)
Galapagos NV	868	56,878	18,996
Proximus SADP	1,456	53,634	(4,962)
Umicore SA	2,657	150,353	3,000

			35,898

Finland

Cargotec OYJ ‘B’	4,473	152,813	72,863
Huhtamaki OYJ	562	23,074	(2,380)
Kesko OYJ ‘B’	7,362	295,619	67,689
Neste OYJ	11,618	425,664	37,392
Orion OYJ ‘B’	1,381	60,946	11,999
UPM-Kymmene OYJ	4,920	112,676	3,397

			190,960

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
France

Arkema SA	2,191	$186,125	$35,832
Atos SE	6,879	612,685	257,792
BioMerieux	159	20,472	7,598
Cap Gemini SA	2,031	178,022	11,475
Cie de Saint-Gobain	1,867	80,541	19,667
Cie Generale des Etablissements Michelin	3,957	415,747	83,666
CNP Assurances	12,110	189,445	64,653
Eiffage SA	2,962	203,959	35,599
Elior Group ~	2,232	48,547	3,754
Faurecia	3,241	119,585	39,273
Ipsen SA	2,377	146,495	97,246
Lagardere SCA	7,108	172,941	42,881
Peugeot SA	27,154	451,209	107,917
Rexel SA	2,392	34,567	9,850
Schneider Electric SE	1,418	94,127	12,765
SCOR SE	4,288	154,023	12,285
SEB SA	622	83,067	4,468
Societe BIC SA	439	66,465	(9,511)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sodexo SA	759	$81,361	$9,992
Teleperformance	5,232	435,411	146,477
Thales SA	3,828	293,109	87,827
Ubisoft Entertainment SA	1,355	47,153	10,533
Valeo SA	3,601	203,369	43,528

			1,135,567

Germany

Aurubis AG	2,290	109,978	49,147
Covestro AG ~	6,735	314,236	216,950
Deutsche Lufthansa AG	1,143	18,388	332
Deutsche Post AG	1,085	29,500	8,686
Evonik Industries AG	6,993	216,191	20,348
Freenet AG	3,160	101,583	4,694
Hannover Rueck SE	684	70,125	10,527
HeidelbergCement AG	1,142	107,246	2,791
HOCHTIEF AG	2,560	280,424	156,904
Infineon Technologies AG	7,398	126,777	29,149
KION Group AG	3,189	149,140	63,605
LANXESS AG	169	11,470	(218)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	663	124,388	6,876
OSRAM Licht AG	2,668	139,741	35,372
Rheinmetall AG	4,307	303,691	71,402
Salzgitter AG	3,824	123,709	20,006
Siemens AG	851	99,233	21,659
Software AG	9,698	328,506	65,692
STADA Arzneimittel AG	4,770	246,113	53,967
Suedzucker AG	10,687	241,945	34,104
Talanx AG	4,446	137,114	25,771
Uniper SE	3,790	54,497	9,048

			906,812

Italy

A2A SPA	395,104	493,332	121,177
Assicurazioni Generali SPA	6,488	78,246	26,215
Autogrill SPA	26,463	239,699	35,071
Davide Campari-Milano SPA	968	9,398	1,783
DiaSorin SPA	184	11,532	1,267
Enel SPA	63,691	267,612	30,634
Ferrari NV	1,258	82,418	10,735
Hera SPA	31,982	91,892	1,214
Leonardo SPA	16,281	204,596	32,657
Mediobanca SPA	9,201	71,971	10,612
Moncler SPA	6,854	119,762	34,604
Poste Italiane SPA ~	1,379	10,398	(617)
Prysmian SPA	11,427	259,572	49,313
Recordati SPA	2,701	75,056	18,868
Unipol Gruppo Finanziario SPA	29,237	98,601	22,855

			396,388

Luxemburg

APERAM SA	349	11,765	6,056

Netherlands

ABN AMRO Group NV ~	5,100	109,864	15,696
Aegon NV	21,541	113,504	(4,614)
ASM International NV	3,514	142,609	61,735
Delta Lloyd NV	9,064	27,374	25,207
Koninklijke DSM NV	2,257	144,763	11,466
Koninklijke Philips NV	8,176	244,663	17,497
NN Group NV	15,702	514,770	12,306
Wolters Kluwer NV	6,054	230,507	30,674

			169,967

Spain

ACS Actividades de Construccion y Servicios SA	559	15,987	3,931
Aena SA ~	199	28,696	4,087

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Almirall SA	5,107	$86,487	$135
Banco Santander SA	2,165	11,617	1,550
Ebro Foods SA	6,018	136,419	(8,360)
Endesa SA	11,358	231,111	44,257
Gamesa Corp Tecnologica SA	764	17,772	1,076
Mapfre SA	17,080	53,080	5,156
Mediaset Espana Comunicacion SA	1,052	13,917	460
Prosegur Cia de Seguridad SA	14,407	89,855	(56)
Repsol SA	26,854	304,624	119,917
Tecnicas Reunidas SA	4,363	157,643	16,514

			188,667

Switzerland

STMicroelectronics NV	32,662	178,690	331,416

United Kingdom

Dialog Semiconductor PLC	6,121	239,166	81,543
Fiat Chrysler Automobiles NV	37,007	296,455	113,381

			194,924

Total Long Positions			3,556,655

Short Positions:

Belgium

Anheuser-Busch InBev SA/NV	4,701	547,976	16,625
Telenet Group Holding NV	3,319	167,514	(35,670)

			(19,045)

Finland

Amer Sports OYJ	2,166	56,968	6,365
Kone OYJ ‘B’	855	37,741	460
Nokia OYJ	85,163	453,895	(15,545)
Sampo OYJ ‘A’	908	43,255	(2,188)
Wartsila OYJ Abp	2,380	101,687	(29,807)

			(40,715)

France

Accor SA	8,900	362,830	(20,463)
Aeroports de Paris	928	97,867	(18,074)
Air Liquide SA	1,687	178,367	(21,309)
Bollore SA	131,217	594,814	66,570
Bureau Veritas SA	5,074	101,076	(7,547)
Carrefour SA	2,239	63,415	7,361
Casino Guichard Perrachon SA	2,931	146,822	(20,276)
Cie Plastic Omnium SA	292	9,692	(1,100)
Edenred	29,678	565,495	(155,872)
Electricite de France SA	2,296	27,673	7,174
Engie SA	5,482	79,695	(71)
Essilor International SA	3,297	374,966	(30,483)
Groupe Eurotunnel SE	16,561	156,041	(11,400)
Iliad SA	565	117,634	(10,796)
Ingenico Group SA	4,665	483,027	24,525
JCDecaux SA	4,135	134,884	(13,820)
L’Oreal SA	49	9,122	(235)
Natixis SA	8,833	39,635	(16,472)
Orpea	2,482	199,156	(45,716)
Pernod Ricard SA	2,543	278,922	(31,673)
Remy Cointreau SA	2,212	165,435	(58,812)
SFR Group SA	3,144	88,079	(11,399)
Suez	3,011	44,785	(2,405)
Veolia Environnement SA	5,965	96,695	(14,447)
Zodiac Aerospace	10,437	254,551	(13,505)

			(400,245)

Germany

Axel Springer SE	2,000	103,837	(8,724)
Bayerische Motoren Werke AG	2,460	217,285	(9,863)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Bilfinger SE	2,735	$99,130	($8,250)
Commerzbank AG	21,382	237,459	35,365
Daimler AG	596	42,597	(2,165)
Deutsche Bank AG	10,837	178,596	(14,825)
Duerr AG	823	52,802	(21,603)
E.ON SE	35,074	252,496	(31,838)
Fielmann AG	278	20,530	(793)
GEA Group AG	1,766	70,928	(3,942)
HUGO BOSS AG	1,384	96,498	(4,372)
Krones AG	508	50,798	(6,551)
MAN SE	352	35,749	(309)
Merck KGaA	1,218	113,028	(32,203)
ProSiebenSat.1 Media SE	4,501	177,941	(20,948)
RWE AG	1,786	28,870	(1,759)
Sartorius AG Preferred	951	73,118	(10,761)
Schaeffler AG Preferred	5,358	70,904	(25,752)
Symrise AG	380	25,347	(829)
Telefonica Deutschland Holding AG	39,612	171,843	(27,531)
thyssenkrupp AG	2,012	50,571	1,654
United Internet AG	6,945	288,462	(23,472)
Volkswagen AG Preferred	3,267	446,574	(47,057)
Zalando SE ~	5,968	184,523	(65,910)

			(332,438)

Italy

Azimut Holding SPA	18,968	324,001	(13,380)
Banca Generali SPA	3,743	90,386	(8,380)
Banco BPM SPA	90,219	220,256	(53,262)
FinecoBank Banca Fineco SPA	11,138	69,306	(6,526)
Luxottica Group SPA	2,504	123,670	(18,153)
Mediaset SPA	9,037	41,224	3,609
Saipem SPA	175,622	70,854	(12,004)
Salvatore Ferragamo SPA	11,477	247,071	(108,078)
Telecom Italia SPA	10,444	9,016	(645)
UniCredit SPA	22,032	290,189	(47,561)
UnipolSai Assicurazioni SPA	4,242	8,044	(1,558)
Yoox Net-A-Porter Group SPA	5,396	146,631	16,465

			(249,473)

Luxembourg

Eurofins Scientific SE	646	246,046	(44,178)
SES SA	4,126	98,738	(927)
Tenaris SA	30,945	442,528	(106,346)

			(151,451)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Netherlands

Altice NV ‘A’	29,896	$463,970	($226,131)
Boskalis Westminster	269	9,594	397
Koninklijke KPN NV	48,032	184,074	35,469
OCI NV	5,873	80,721	(35,126)
SBM Offshore NV	19,234	248,182	(77,939)

			(303,330)

Spain

Acerinox SA	666	9,017	(247)
Atresmedia Corp de Medios de Comunicacion SA	5,094	50,231	(15,781)
Bankia SA	31,703	25,865	(11,351)
Cellnex Telecom SAU ~	26,797	441,781	(10,121)
Distribuidora Internacional de Alimentacion SA	20,528	118,837	(5,025)
Ferrovial SA	13,073	250,898	(15,350)
Grifols SA	7,589	167,635	(25,334)
Industria de Diseno Textil SA	1,917	60,891	(10,109)
Zardoya Otis SA	12,065	122,711	5,372

			(87,946)

United Kingdom

Unilever NV	8,011	366,446	(28,994)

United States

QIAGEN NV	5,173	125,738	(29,162)

Total Short Positions			(1,642,799)

Total Long and Short Positions			1,913,856

Other Receivables (Payables) (3)			344,226

			$2,258,082

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC, plus a specified spread as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.	MSC	05/07/18	$2,054,689

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Japan

Advantest Corp	800	$10,913	$3,776
Aisin Seiki Co Ltd	400	19,831	(380)
Alfresa Holdings Corp	8,600	171,032	(14,966)
Amada Holdings Co Ltd	20,200	184,914	46,693
Aozora Bank Ltd	34,000	126,841	(7,045)
Asahi Kasei Corp	11,000	101,695	2,747
Astellas Pharma Inc	16,700	238,790	(23,387)
Bandai Namco Holdings Inc	12,700	244,057	130,305

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Brother Industries Ltd	2,200	$40,924	$4,567
Chiyoda Corp	18,000	118,732	8,018
Chubu Electric Power Co Inc	23,500	326,325	(8,709)
Citizen Watch Co Ltd	30,300	150,444	55,902
Daicel Corp	2,400	29,316	(2,544)
Daiichi Sankyo Co Ltd	4,700	112,596	(4,299)
DeNA Co Ltd	2,200	62,539	(18,166)
Disco Corp	200	17,696	10,774
Fuji Heavy Industries Ltd	3,400	126,912	4,655
FUJIFILM Holdings Corp	1,800	73,560	(7,982)
Fujitsu Ltd	36,000	177,098	45,926
Hakuhodo DY Holdings Inc	20,100	219,267	16,224

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Haseko Corp	14,200	$139,839	$11,175
Hitachi Capital Corp	600	13,544	1,316
Hitachi Chemical Co Ltd	16,000	279,195	165,887
Hitachi Construction Machinery Co Ltd	400	8,839	958
Hitachi High-Technologies Corp	9,100	247,853	106,892
Ibiden Co Ltd	1,800	21,169	8,009
Idemitsu Kosan Co Ltd	7,700	133,461	133,658
Itochu Techno-Solutions Corp	13,500	259,182	133,989
Japan Airlines Co Ltd	2,000	68,839	(12,312)
Japan Petroleum Exploration Co Ltd	1,700	36,989	2,794
JXTG Holdings Inc	27,800	109,004	30,059
Kajima Corp	8,000	51,551	127
Kamigumi Co Ltd	14,000	124,608	(6,545)
Kaneka Corp	25,000	203,200	(12,391)
Kewpie Corp	4,300	99,757	14,527
Kobayashi Pharmaceutical Co Ltd	1,500	64,587	12,340
Konami Holdings Corp	3,607	88,121	59,137
Konica Minolta Inc	1,900	16,513	245
Kuraray Co Ltd	4,500	59,804	11,648
Kyushu Financial Group Inc	8,900	58,656	(2,075)
Lion Corp	5,000	77,211	15,546
Matsumotokiyoshi Holdings Co Ltd	2,100	105,961	(315)
Medipal Holdings Corp	10,500	166,078	(8,890)
Miraca Holdings Inc	2,100	91,021	11,575
Mitsubishi Corp	6,700	151,959	(9,346)
Mitsubishi Electric Corp	10,800	113,572	32,055
Mitsubishi Gas Chemical Co Inc	12,400	137,270	125,962
Mitsubishi Tanabe Pharma Corp	17,500	304,390	32,534
Mitsubishi UFJ Financial Group Inc	5,700	37,408	(1,975)
Mitsubishi UFJ Lease & Finance Co Ltd	2,300	12,682	(1,348)
Mitsui Chemicals Inc	53,000	177,045	87,346
Mixi Inc	5,100	176,723	62,305
Mizuho Financial Group Inc	115,000	212,751	(4,345)
MS&AD Insurance Group Holdings Inc	9,900	283,052	23,975
NHK Spring Co Ltd	20,700	184,719	44,826
Nikon Corp	1,500	20,452	2,288
Nippon Express Co Ltd	72,000	335,250	15,797
Nippon Shokubai Co Ltd	2,900	152,860	46,523
Nippon Telegraph & Telephone Corp	900	39,901	(1,019)
Obayashi Corp	5,000	50,908	(3,002)
Oracle Corp Japan	2,300	122,007	7,391
ORIX Corp	13,200	209,737	(18,352)
Osaka Gas Co Ltd	23,000	87,073	2,374
Otsuka Corp	1,900	97,714	(2,752)
Resona Holdings Inc	59,200	318,094	(13,698)
Rohm Co Ltd	100	4,429	2,184
Sankyo Co Ltd	4,615	175,451	(21,790)
Sega Sammy Holdings Inc	8,600	129,783	(16,021)
Seiko Epson Corp	2,800	43,350	19,852
Sekisui Chemical Co Ltd	9,700	115,089	36,546
Shimamura Co Ltd	1,600	153,734	43,291
Shin-Etsu Chemical Co Ltd	500	31,267	9,836
Shinsei Bank Ltd	21,000	39,015	(813)
Shionogi & Co Ltd	2,700	112,924	19,040
Sojitz Corp	124,000	247,363	59,643
Sompo Holdings Inc	3,500	127,192	(1,658)
Square Enix Holdings Co Ltd	7,700	227,175	(6,971)
Sumitomo Chemical Co Ltd	3,000	13,597	3,146
Sumitomo Dainippon Pharma Co Ltd	8,500	142,050	(352)
Sumitomo Electric Industries Ltd	8,300	113,868	31,992
Sumitomo Heavy Industries Ltd	33,000	198,308	19,525
Sumitomo Mitsui Financial Group Inc	4,600	179,746	(14,857)
Sumitomo Mitsui Trust Holdings Inc	5,700	195,128	10,147
Sumitomo Rubber Industries Ltd	4,900	72,958	16,176
Suzuken Co Ltd	9,100	307,244	(13,286)
Suzuki Motor Corp	1,600	42,185	25,116
Taisei Corp	4,000	29,096	(541)
Teijin Ltd	4,800	81,365	6,064
The Gunma Bank Ltd	20,900	120,918	(14,972)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
The Hachijuni Bank Ltd	3,700	$25,398	($6,610)
THK Co Ltd	2,000	51,850	(2,052)
Toho Gas Co Ltd	3,000	26,099	(2,337)
Tokio Marine Holdings Inc	2,900	125,911	(4,934)
Tokyo Broadcasting System Holdings Inc	4,500	60,245	24,321
Tokyo Century Leasing Corp	900	31,277	928
Tokyo Electron Ltd	200	17,250	5,672
Tokyo Gas Co Ltd	10,000	40,767	5,722
Toppan Printing Co Ltd	34,000	296,493	62,046
Tosoh Corp	32,000	144,096	138,484
Toyo Seikan Group Holdings Ltd	1,800	32,388	(3,506)
Toyo Suisan Kaisha Ltd	5,800	218,823	4,670
Toyoda Gosei Co Ltd	7,600	144,990	50,968
Toyota Boshoku Corp	13,200	214,534	91,538
Toyota Tsusho Corp	2,800	65,592	22,024
Yamaguchi Financial Group Inc	1,000	12,097	(2,244)
Yamaha Corp	500	15,524	(2,064)
Yokogawa Electric Corp	1,200	18,578	113

			1,941,038

Total Long Positions			1,941,038

Short Positions:

Japan

Aeon Co Ltd	30,100	390,458	(27,720)
AEON Financial Service Co Ltd	7,700	159,521	11,481
Air Water Inc	1,100	20,626	(978)
Alps Electric Co Ltd	9,800	244,028	(36,780)
Asahi Intecc Co Ltd	500	19,904	(652)
Asics Corp	19,100	385,480	68,572
Benesse Holdings Inc	700	20,993	(654)
Calbee Inc	15,500	583,851	44,421
Casio Computer Co Ltd	7,300	117,466	12,589
Chugai Pharmaceutical Co Ltd	6,800	235,254	20,069
Don Quijote Holdings Co Ltd	10,700	393,071	(4,936)
Eisai Co Ltd	1,200	77,934	18,579
Electric Power Development Co Ltd	14,300	387,856	52,241
FamilyMart UNY Holdings Co Ltd	200	12,094	313
Fast Retailing Co Ltd	500	130,705	(29,261)
Hamamatsu Photonics KK	13,704	363,355	(31,418)
Hokuriku Electric Power Co	15,000	166,364	16,722
Honda Motor Co Ltd	1,800	53,849	801
IHI Corp	27,000	40,888	(43,796)
Isetan Mitsukoshi Holdings Ltd	18,100	164,690	(49,925)
Izumi Co Ltd	500	21,246	(2,921)
J Front Retailing Co Ltd	3,800	63,084	11,392
JFE Holdings Inc	1,700	30,889	1,952
JGC Corp	5,000	71,163	(22,687)
Kakaku.com Inc	9,900	165,475	29,277
Kansai Paint Co Ltd	5,700	84,086	(36,303)
Kawasaki Heavy Industries Ltd	13,000	44,503	6,078
Keihan Holdings Co Ltd	14,000	94,457	7,396
Keikyu Corp	26,000	229,979	(54,092)
Keio Corp	26,000	214,789	21,317
Keisei Electric Railway Co Ltd	2,100	53,575	2,079
Kikkoman Corp	5,000	147,577	6,616
Kintetsu Group Holdings Co Ltd	78,000	277,977	11,230
Kobe Steel Ltd	27,200	245,224	(12,057)
Koito Manufacturing Co Ltd	500	22,682	(3,833)
Kyowa Hakko Kirin Co Ltd	2,500	45,140	4,701
Kyushu Electric Power Co Inc	14,900	150,125	(11,901)
Marui Group Co Ltd	23,053	313,377	28,795
Minebea Co Ltd	6,200	69,636	(9,944)
MISUMI Group Inc	1,500	25,521	(4,139)
Mitsubishi Heavy Industries Ltd	28,000	108,779	(1,279)
Mitsubishi Logistics Corp	22,000	291,806	(7,485)
Mitsubishi Motors Corp	28,800	175,634	5,392

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
MonotaRO Co Ltd	7,900	$172,936	($70,314)
Murata Manufacturing Co Ltd	300	37,065	(6,970)
Nagoya Railroad Co Ltd	27,000	133,261	11,789
Nankai Electric Railway Co Ltd	14,000	67,374	(2,621)
NGK Spark Plug Co Ltd	20,200	501,586	77,820
Nidec Corp	600	41,134	(17,131)
Nippon Paint Holdings Co Ltd	3,500	66,389	(53,002)
Nippon Yusen KK	87,000	155,516	(38,931)
NOK Corp	1,500	31,365	(3,294)
Obic Co Ltd	500	24,236	(377)
Odakyu Electric Railway Co Ltd	20,500	444,789	61,104
Olympus Corp	1,700	60,085	(4,485)
Ono Pharmaceutical Co Ltd	1,000	46,449	24,902
Orient Corp	24,400	45,427	389
Oriental Land Co Ltd	5,600	317,829	23,848
Pigeon Corp	10,800	266,854	(76,594)
Rakuten Inc	13,700	148,264	(2,945)
Ricoh Co Ltd	35,700	351,206	92,905
Rinnai Corp	300	23,865	267
Ryohin Keikaku Co Ltd	600	126,907	(12,940)
Santen Pharmaceutical Co Ltd	4,500	65,056	514
Sawai Pharmaceutical Co Ltd	300	20,414	2,481
Seibu Holdings Inc	11,500	279,283	108,277
Seven Bank Ltd	104,900	353,851	5,964
Shikoku Electric Power Co Inc	32,300	413,371	54,637
Shimano Inc	2,900	437,788	44,814
SMC Corp	100	28,449	(839)
Sohgo Security Services Co Ltd	2,200	117,198	32,708

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sony Financial Holdings Inc	25,100	$350,385	($72,733)
Sosei Group Corp	100	11,795	2,178
Sysmex Corp	400	22,993	(1,054)
Takashimaya Co Ltd	2,000	17,683	944
The Bank of Kyoto Ltd	31,000	215,712	(13,385)
The Chugoku Electric Power Co Inc	40,200	529,374	96,214
The Iyo Bank Ltd	7,300	50,483	2,127
The Kansai Electric Power Co Inc	11,300	101,191	(45,179)
The Yokohama Rubber Co Ltd	3,400	41,446	(29,134)
Tobu Railway Co Ltd	19,000	92,462	(4,443)
Tokyu Corp	12,000	99,564	15,455
Toyota Industries Corp	5,300	238,243	(24,472)
Trend Micro Inc	900	32,023	(7,855)
Unicharm Corp	6,800	122,401	(32,785)
Yahoo Japan Corp	18,600	75,734	(4,796)
Yakult Honsha Co Ltd	11,100	541,050	(53,901)
Yamaha Motor Co Ltd	9,300	160,552	(65,843)
Yaskawa Electric Corp	14,500	158,794	(124,388)

			(121,822)

Total Short Positions			(121,822)

Total Long and Short Positions			1,819,216

Other Receivables (Payables) (3)			235,473

			$2,054,689

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR, plus a specified spread as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.	MSC	05/02/17	$88,859

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Denmark

GN Store Nord AS	2,819	$56,749	$11,588
H Lundbeck AS	3,795	151,777	26,772
ISS AS	5,727	215,219	11,202
TDC AS	52,623	257,469	25,403
Vestas Wind Systems AS	4,204	304,433	44,568

			119,533

Total Long Positions			119,533

Short Positions:

Denmark

Chr Hansen Holding AS	1,882	108,540	(13,056)
Coloplast AS ‘B’	1,144	80,607	(9,494)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
DONG Energy AS ~	1,212	$43,888	($2,499)
DSV AS	1,652	79,342	(5,607)
Nets AS ~	1,782	29,142	300
Novozymes AS ‘B’	9,349	364,643	(12,580)
Tryg AS	5,522	106,275	979
William Demant Holding AS	1,127	22,711	(691)

			(42,648)

Total Short Positions			(42,648)

Total Long and Short Positions			76,885

Other Receivables (Payables) (3)			11,974

			$88,859

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR, plus a specified spread as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.	MSC	05/03/17	$54,706

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Norway

Subsea 7 SA	1,976	$12,502	$18,044
Leroy Seafood Group ASA	1,766	88,906	(9,305)
Marine Harvest ASA	1,331	20,843	(324)
Norsk Hydro ASA	4,922	23,825	7,355
Orkla ASA	5,852	54,431	103
Salmar ASA	3,152	88,103	(17,855)
Yara International ASA	3,804	178,809	(14,404)

			(16,386)

Total Long Positions			(16,386)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Norway

Schibsted ASA ‘A’	16,776	$495,087	$40,814

Total Short Positions			40,814

Total Long and Short Positions			24,428

Other Receivables (Payables) (3)			30,278

			$54,706

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR, plus a specified spread as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.	MSC	05/03/17	$324,536

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2017:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Sweden

BillerudKorsnas AB	6,230	$102,530	$1,254
Boliden AB	10,177	222,355	89,949
Electrolux AB ‘B’	1,279	30,537	5,858
Holmen AB ‘B’	703	24,457	3,498
Husqvarna AB ‘B’	12,142	89,058	24,295
NCC AB ‘B’	18,417	416,063	66,614
Saab AB ‘B’	5,734	191,520	61,076
Skanska AB ‘B’	3,297	70,574	12,806
SSAB AB ‘A’	11,094	30,615	14,582
Swedish Match AB	8,186	287,430	(7,804)

			272,128

Total Long Positions			272,128

Short Positions:

Luxembourg

Millicom International Cellular SA	1,268	62,045	(8,497)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sweden

Alfa Laval AB	1,532	$27,475	($2,901)
Assa Abloy AB ‘B’	12,940	258,058	(28,182)
Elekta AB ‘B’	6,911	60,184	(6,366)
Getinge AB ‘B’	6,229	153,647	36,169
Hennes & Mauritz AB ‘B’	19,251	616,967	98,800
Hexagon AB ‘B’	6,503	242,915	(35,982)
Hexpol AB	4,312	40,271	(4,831)
Modern Times Group MTG AB ‘B’	347	9,976	(2,412)
Svenska Handelsbanken AB ‘A’	5,086	65,829	(6,573)
Tele2 AB ‘B’	4,583	35,692	(7,400)
Telefonaktiebolaget LM Ericsson ‘B’	24,909	156,577	(8,858)

			31,464

Total Short Positions			22,967

Total Long and Short Positions			295,095

Other Receivables (Payables) (3)			29,441

			$324,536

Total Basket Swaps			$11,677,269

(1)	The expiration date(s) of the underlying investment in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Other receivables (payables) includes the gains (losses) realized within the swap when the swap resets.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2017

Total Return Swaps

Receive Total Return	Pay Total Return	Counter- Party	Expiration Date	Number of Contracts	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Positive return on Swiss Market Index	Negative return on Swiss Market Index	GSC	06/16/17	15	$8,297	$—	$8,297
Positive return on MSCI Canada Index	Negative return on MSCI Canada Index	JPM	06/21/17	93	36	—	36
Positive return on MSCI Hong Kong Index	Negative return on MSCI Hong Kong Index	JPM	06/21/17	12	2,441	—	2,441
Negative return on Swiss Market Index	Positive return on Swiss Market Index	JPM	06/21/17	48	(712)	—	(712)

					$10,062	$—	$10,062

Total Swap Agreements					$11,687,331	$—	$11,687,331

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$52,961,758	$5,064,332	$47,897,426	$—
	Derivatives:
	Equity Contracts
	Futures	130,371	130,371	—	—
	Swaps	11,768,072	—	11,768,072	—

	Total Equity Contracts	11,898,443	130,371	11,768,072	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	122,418	—	122,418	—

	Total Assets - Derivatives	12,020,861	130,371	11,890,490	—

	Total Assets	64,982,619	5,194,703	59,787,916	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(119,285)	(119,285)	—	—
	Swaps	(80,741)	—	(80,741)	—

	Total Equity Contracts	(200,026)	(119,285)	(80,741)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(6,752)	—	(6,752)	—

	Total Liabilities - Derivatives	(206,778)	(119,285)	(87,493)	—

	Total Liabilities	(206,778)	(119,285)	(87,493)	—

	Total	$64,775,841	$5,075,418	$59,700,423	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2017

	Shares	Value
COMMON STOCKS - 0.9%

Cyprus - 0.0%

Bank of Cyprus Holdings PLC *	890	$2,639

Singapore - 0.8%

Yoma Strategic Holdings Ltd	1,447,467	662,197

South Korea - 0.1%

Amorepacific Corp	10	2,510
AMOREPACIFIC Group	17	1,817
Coway Co Ltd	16	1,377
Hana Financial Group Inc	80	2,640
Hankook Tire Co Ltd	27	1,317
Hyundai Mobis Co Ltd	18	3,872
Hyundai Motor Co	51	7,188
Hyundai Steel Co	25	1,309
Industrial Bank of Korea	119	1,297
Kangwon Land Inc	60	2,051
KB Financial Group Inc	116	5,084
Kia Motors Corp	60	1,989
Korea Electric Power Corp	80	3,330
Korea Zinc Co Ltd	5	1,933
KT&G Corp	45	3,925
LG Chem Ltd	10	2,629
LG Corp	31	1,947
LG Display Co Ltd	71	1,923
LG Electronics Inc	30	1,822
LG Household & Health Care Ltd	3	2,176
Lotte Chemical Corp	10	3,314
Lotte Shopping Co Ltd	7	1,362
NAVER Corp	17	12,999
POSCO	20	5,195
S-Oil Corp	20	1,798
Samsung Biologics Co Ltd *	10	1,547
Samsung C&T Corp	30	3,423
Samsung Electronics Co Ltd	10	18,404
Samsung Fire & Marine Insurance Co Ltd	10	2,398
Samsung Life Insurance Co Ltd	30	2,910
Samsung SDI Co Ltd	16	1,975
Samsung SDS Co Ltd	16	1,910
Shinhan Financial Group Co Ltd	92	3,833
SK Holdings Co Ltd	10	2,178
SK Hynix Inc	155	7,001
SK Innovation Co Ltd	13	1,937
SK Telecom Co Ltd	10	2,260
Woori Bank	166	1,928

		128,508

Total Common Stocks (Cost $659,293)		793,344

	Principal Amount
CORPORATE BONDS & NOTES - 1.3%

Argentina - 0.5%

Banco Hipotecario SA 21.438% due 01/12/20 § ~	ARS 4,000,000	263,436
YPF SA 23.083% due 07/07/20 § ~	$145,000	154,270

		417,706

Azerbaijan - 0.4%

International Bank of Azerbaijan OJSC 6.170% due 05/10/17 § ~	400,000	399,060

	Principal Amount	Value

Georgia - 0.4%

Georgian Oil and Gas Corp JSC 6.750% due 04/26/21 ~	$300,000	$316,875

Total Corporate Bonds & Notes (Cost $1,112,863)		1,133,641

SENIOR LOAN NOTES - 0.8%

Ethiopia - 0.8%

Ethiopian Railways Corp 4.865% due 08/01/21 § +	700,001	687,242

Total Senior Loan Notes (Cost $659,896)		687,242

MORTGAGE-BACKED SECURITIES - 1.3%

United States - 1.3%

Fannie Mae (IO) 5.168% due 01/25/43 §	1,835,076	302,551
Fannie Mae Connecticut Avenue Securities
4.532% due 07/25/29 §	194,412	197,003
5.232% due 01/25/29 §	106,452	113,144
Freddie Mac Structured Agency Credit Risk Debt
4.782% due 03/25/29 §	250,000	258,488
5.682% due 04/25/28 §	250,000	275,892

		1,147,078

Total Mortgage-Backed Securities (Cost $1,250,720)		1,147,078

FOREIGN GOVERNMENT BONDS & NOTES - 66.0%

Albania - 2.0%

Albania Government 5.750% due 11/12/20 ~	EUR 1,434,000	1,694,934

Australia - 2.9%

Australia Government
3.000% due 03/21/47 ~	AUD 2,633,000	1,790,056
3.250% due 06/21/39 ~	960,000	716,079

		2,506,135

Barbados - 0.9%

Barbados Government
6.625% due 12/05/35 ~	$1,021,000	673,860
7.000% due 08/04/22 ~	145,000	109,475

		783,335

Cyprus - 6.6%

Cyprus Government
3.750% due 07/26/23 ~	EUR 1,851,000	2,065,882
3.875% due 05/06/22 ~	1,223,000	1,386,740
4.250% due 11/04/25 ~	2,014,000	2,312,905

		5,765,527

Dominican Republic - 4.1%

Dominican Republic
10.375% due 03/04/22 ~	DOP 37,700,000	805,733
10.400% due 05/10/19 ~	31,700,000	679,442
13.500% due 08/04/17 ~	5,400,000	115,892
14.000% due 06/08/18 ~	29,400,000	652,256
15.000% due 04/05/19 ~	22,100,000	513,573
15.950% due 06/04/21 ~	6,700,000	170,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
16.000% due 07/10/20 ~	DOP 20,700,000	$510,893
16.950% due 02/04/22 ~	2,900,000	75,990

		3,523,972

Ecuador - 0.7%

Ecuador Government
10.500% due 03/24/20 ~	$598,000	636,870

El Salvador - 3.1%

El Salvador Government
5.875% due 01/30/25 ~	163,000	146,439
6.375% due 01/18/27 ~	694,000	624,600
7.375% due 12/01/19 ~	100,000	103,125
7.650% due 06/15/35 ~	287,000	268,239
7.750% due 01/24/23 ~	988,000	1,013,243
8.250% due 04/10/32 ~	193,000	192,282
8.625% due 02/28/29 ~	360,000	372,600

		2,720,528

Greece - 1.0%

Hellenic Republic Government 4.750% due 04/17/19 ~	EUR 876,000	887,991

Honduras - 1.5%

Honduras Government
6.250% due 01/19/27 ~	$310,000	315,307
7.500% due 03/15/24 ~	200,000	220,750
8.750% due 12/16/20 ~	644,000	732,763

		1,268,820

Indonesia - 3.1%

Indonesia Treasury
7.500% due 08/15/32	IDR 3,282,000,000	250,381
8.250% due 05/15/36	24,876,000,000	1,981,991
8.375% due 03/15/34	2,659,000,000	211,914
8.750% due 05/15/31	3,506,000,000	292,375

		2,736,661

Lebanon - 1.6%

Lebanon Government
5.150% due 06/12/18	$989,000	1,005,269
5.150% due 11/12/18	363,000	368,841

		1,374,110

Macedonia - 5.2%

Macedonia Government
3.975% due 07/24/21 ~	EUR 1,872,000	2,036,678
4.875% due 12/01/20 ~	2,177,000	2,461,288

		4,497,966

New Zealand - 4.1%

New Zealand Government
2.500% due 09/20/35 ^ ~	NZD 3,782,011	2,775,100
3.000% due 09/20/30 ^ ~	1,067,191	827,791

		3,602,891

Russia - 4.6%

Russia Federal
7.750% due 09/16/26	RUB 14,690,000	259,853
8.500% due 09/17/31	203,176,000	3,776,693

		4,036,546

Rwanda - 0.8%

Rwanda Government 6.625% due 05/02/23 ~	$669,000	676,402

	Principal Amount	Value
Serbia - 8.6%

Serbia Treasury
5.750% due 07/21/23	RSD 413,120,000	$3,625,151
6.000% due 02/22/19	77,180,000	685,569
10.000% due 03/02/18	138,200,000	1,261,153
10.000% due 02/05/22	186,800,000	1,928,131

		7,500,004

Sri Lanka - 7.9%

Sri Lanka Government
8.000% due 11/15/18	LKR 8,220,000	51,361
8.750% due 10/15/18	53,000,000	335,777
9.250% due 05/01/20	66,020,000	399,910
9.450% due 10/15/21	47,000,000	278,612
10.000% due 10/01/22	197,100,000	1,158,472
10.250% due 03/15/25	190,360,000	1,101,729
10.600% due 07/01/19	2,630,000	16,856
10.600% due 09/15/19	139,000,000	886,833
10.750% due 03/01/21	88,000,000	547,196
11.000% due 08/01/21	62,270,000	388,829
11.000% due 08/01/24	10,000,000	59,984
11.000% due 08/01/25	5,000,000	29,986
11.000% due 06/01/26	180,300,000	1,070,981
11.000% due 05/15/30	32,000,000	184,160
11.200% due 07/01/22	15,380,000	95,543
11.400% due 01/01/24	6,000,000	37,292
11.500% due 08/01/26	35,000,000	212,935
11.500% due 09/01/28	7,060,000	42,685

		6,899,141

Suriname - 1.4%

The Republic of Suriname 9.250% due 10/26/26	$1,236,000	1,232,910

Tanzania - 2.8%

Tanzania Government 7.421% due 03/09/20 § ~	2,301,345	2,437,538

Thailand - 2.0%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 62,819,964	1,716,685

Turkey - 1.1%

Turkey Government 4.875% due 10/09/26	$975,000	941,073

Total Foreign Government Bonds & Notes (Cost $57,628,655)		57,440,039

PURCHASED OPTIONS - 1.2%
(See Note (h) in Notes to Schedule of Investments) (Cost $1,228,382)		1,076,240

SHORT-TERM INVESTMENTS - 24.7%

Foreign Government Issues - 0.3%

El Salvador Government (El Salvador)
5.762% due 08/09/17	220,000	215,290

	Shares
Money Market Fund - 15.2%

BlackRock Liquidity Funds T-Fund Portfolio	13,240,806	13,240,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

	Principal Amount	Value
Repurchase Agreements - 1.2%

JPMorgan Chase & Co (0.750%) due 04/18/17 (Dated 03/14/17, repurchase price of $1,013,822; collateralized by Spain Government: 5.400% due 01/31/23 and value $995,217)	EUR 951,011	$1,014,541

U.S. Treasury Bills - 8.0%

0.682% due 05/18/17 ‡	$5,250,000	5,245,306
0.676% due 05/25/17	1,750,000	1,748,224

		6,993,530

Total Short-Term Investments (Cost $21,459,795)		21,464,167

TOTAL INVESTMENTS - 96.2% (Cost $83,999,604)		83,741,751

SECURITIES SOLD SHORT - (1.1%)
(See Note(e) in Notes to Schedule of Investments) (Proceeds $988,401)		(988,419)

OTHER ASSETS & LIABILITIES, NET - 4.9%		4,291,143

NET ASSETS - 100.0%		$87,044,475

Notes to Schedule of Investments

(a)	As of March 31, 2017, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	66.0%
Short-Term Investments	24.7%
Others (each less than 3.0%)	5.5%

	96.2%
Securities Sold Short	(1.1%	)
Other Assets & Liabilities, Net	4.9%

	100.0%

(b)	As of March 31, 2017, the Fund’s composition by country of risk as a percentage of net assets as follows:

United States (Includes Short-Term Investments)	25.7%
Serbia	8.6%
Sri Lanka	7.9%
Cyprus	6.6%
Macedonia	5.2%
Russia	4.6%
New Zealand	4.1%
Dominican Republic	4.1%
El Salvador	3.4%
Indonesia	3.1%
Others (each less than 3.0%)	21.7%

	95.0%
Purchased Options	1.2%
Securities Sold Short	(1.1%	)
Other Assets & Liabilities, Net	4.9%

	100.0%

(c)	An investment with a value of $687,242 or 0.8% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees.

(d)	As of March 31, 2017, investments with a total aggregate value of $466,583 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	Securities sold short outstanding as of March 31, 2017 were as follows:

Description	Principal Amount	Value
Foreign Government Bonds & Notes - (1.1%)

Spain Government
5.400% due 01/31/23	EUR 730,000	($988,419)

Total Securities Sold Short (Proceeds $988,401)		($988,419)

(f)	Open futures contracts outstanding as of March 31, 2017 were as follows:

Short Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-BTP (06/17)	48	($24,107)
SGX MSCI Index (04/17)	5	(142)
U.S. 5-Year Interest Rate Swap (06/17)	9	(5,989)
U.S. 10-Year Interest Rate Swap (06/17)	56	(37,528)

Total Futures Contracts		($67,766)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

(g)	Forward foreign currency contracts outstanding as of March 31, 2017 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AED	16,217,000	USD	4,384,964	02/18	BNP	$24,929
ARS	16,204,700	USD	1,032,964	04/17	BNP	13,332
ARS	13,892,610	USD	883,065	04/17	CIT	12,619
ARS	1,360,600	USD	86,552	04/17	DUB	1,112
ARS	5,309,000	USD	340,430	04/17	SCB	660
ARS	5,302,000	USD	333,491	05/17	BNP	3,191
ARS	3,529,400	USD	226,825	05/17	CIT	(2,705)
AUD	559,000	USD	424,046	05/17	GSC	2,740
CAD	2,027,000	USD	1,533,875	04/17	SCB	(9,510)
CNH	34,699,465	USD	5,143,979	06/17	BNP	(123,423)
CNH	4,426,564	USD	634,724	06/17	BNP	5,742
CNH	5,312,600	USD	783,801	06/17	CIT	(15,137)
CNH	5,155,000	USD	764,181	06/17	GSC	(18,321)
CNH	8,115,000	USD	1,170,354	06/17	JPM	3,000
CNH	3,840,000	USD	559,155	08/17	BNP	(6,380)
CNH	3,670,216	USD	534,238	08/17	JPM	(5,904)
CNH	11,871,684	USD	1,723,859	09/17	DUB	(18,728)
CNH	1,742,543	USD	248,296	09/17	DUB	1,985
CNH	6,350,000	USD	922,818	09/17	SCB	(10,767)
COP	4,937,772,000	USD	1,685,876	04/17	BNP	28,227
COP	638,315,000	USD	212,587	04/17	SCB	9,060
COP	741,763,000	USD	247,048	04/17	UBS	10,590
COP	1,168,200,000	USD	391,160	05/17	SCB	13,032
CZK	10,280,000	EUR	382,554	05/17	GSC	132
CZK	33,449,000	EUR	1,243,596	05/17	JPM	1,156
CZK	47,860,000	EUR	1,780,427	06/17	JPM	3,255
CZK	127,033,000	EUR	4,730,194	09/17	JPM	15,854
DOP	10,252,000	USD	212,653	07/17	CIT	660
EGP	2,160,000	USD	126,835	05/17	CIT	(8,134)
EGP	9,081,000	USD	515,380	08/17	CIT	(24,186)
EUR	753,819	SEK	7,190,000	05/17	DUB	1,737
EUR	506,380	SEK	4,830,000	05/17	GSC	1,157
EUR	1,335,000	USD	1,433,119	04/17	DUB	(7,147)
EUR	438,709	USD	474,221	04/17	GSC	(6,099)
EUR	744,070	USD	796,398	06/17	GSC	9
GBP	344,000	USD	419,931	06/17	GSC	11,749
IDR	7,108,700,000	USD	526,531	06/17	CIT	2,973
IDR	4,378,970,000	USD	320,921	07/17	BNP	3,824
IDR	7,042,000,000	USD	505,891	07/17	SCB	16,585
JPY	110,690,000	USD	966,852	06/17	SCB	30,080
KES	54,578,000	USD	508,972	06/17	CIT	13,715
KES	21,875,000	USD	201,057	07/17	CIT	7,417
KES	21,892,000	USD	199,745	08/17	CIT	7,660
KRW	933,500,000	USD	838,573	04/17	BNP	(3,511)
KRW	1,670,200,000	USD	1,460,263	04/17	BNP	33,375
KRW	540,600,000	USD	485,671	04/17	CIT	(2,077)
KRW	406,700,000	USD	365,415	04/17	GSC	(1,602)
KZT	730,244,000	USD	2,193,460	08/17	GSC	46,799
KZT	152,746,000	USD	449,253	11/17	GSC	9,655
MXN	34,820,000	USD	1,758,497	05/17	SCB	86,243
OMR	573,000	USD	1,488,428	05/17	BNP	(94)
OMR	858,000	USD	2,189,055	06/17	BNP	39,439
PHP	10,971,000	USD	217,162	04/17	GSC	1,320
PHP	31,852,000	USD	629,642	04/17	MSC	4,675
PHP	26,345,000	USD	526,742	05/17	CIT	(2,613)
PHP	18,825,000	USD	376,952	05/17	GSC	(2,432)
PHP	19,320,000	USD	386,400	05/17	SCB	(2,032)
PHP	20,915,000	USD	418,467	05/17	UBS	(2,367)
PHP	15,640,000	USD	309,826	06/17	CIT	759
PHP	28,220,000	USD	558,149	06/17	UBS	2,253
RON	3,463,000	EUR	762,439	05/17	BNP	(2,861)
RON	7,520,000	EUR	1,647,930	05/17	BNP	2,377
RON	11,436,000	EUR	2,522,922	06/17	DUB	(16,799)
RSD	37,162,000	EUR	297,415	05/17	CIT	1,353
RSD	37,136,000	USD	324,247	05/17	DUB	(4,638)
RUB	24,074,000	USD	412,297	04/17	DUB	14,865
RUB	102,558,000	USD	1,740,927	05/17	JPM	64,087
RUB	238,242,000	USD	4,020,114	06/17	BNP	143,882

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
SEK	7,190,000	EUR	757,566	05/17	DUB	( $ 5,745)
SEK	4,830,000	EUR	510,533	05/17	GSC	(5,598)
SGD	2,693,901	USD	1,928,674	04/17	SCB	(2,460)
SGD	748,000	USD	535,730	06/17	GSC	(634)
SGD	1,431,738	USD	1,025,086	06/17	SCB	(986)
THB	2,760,000	USD	78,365	08/17	SCB	1,907
THB	15,652,000	USD	438,923	11/17	DUB	16,365
TRY	6,554,000	USD	1,711,004	05/17	BNP	72,562
TRY	6,213,800	USD	1,642,342	05/17	UBS	47,620
TWD	15,393,000	USD	480,131	04/17	SCB	27,478
UGX	375,155,000	USD	98,388	06/17	CIT	2,793
UGX	520,505,000	USD	135,970	07/17	CIT	3,394
UGX	754,340,000	USD	200,090	09/17	CIT	(2,650)
UGX	555,168,000	USD	147,026	09/17	JPM	(2,600)
USD	9,665,939	AED	36,312,000	02/18	BNP	(208,424)
USD	343,625	ARS	5,309,000	04/17	SCB	(970)
USD	1,822,674	AUD	2,402,744	05/17	GSC	(11,778)
USD	947,900	AUD	1,232,797	05/17	GSC	6,873
USD	1,532,874	CAD	2,027,000	04/17	SCB	8,509
USD	898,404	CLP	577,000,000	05/17	SCB	25,631
USD	5,757,045	CNH	39,126,029	06/17	BNP	96,025
USD	791,483	CNH	5,312,600	06/17	CIT	22,820
USD	768,062	CNH	5,155,000	06/17	GSC	22,201
USD	1,170,354	CNH	8,115,000	06/17	JPM	(3,000)
USD	569,902	CNH	3,840,000	08/17	BNP	17,127
USD	544,664	CNH	3,670,216	08/17	JPM	16,329
USD	1,988,407	CNH	13,614,227	09/17	DUB	32,996
USD	927,346	CNH	6,350,000	09/17	SCB	15,295
USD	650,756	CNH	4,540,000	10/17	JPM	(476)
USD	14,340	CNH	100,000	10/17	SCB	(4)
USD	802,279	EUR	750,000	04/17	DUB	1,171
USD	439,072	EUR	417,889	04/17	GSC	(6,833)
USD	847,628	EUR	794,329	04/17	GSC	84
USD	5,898,870	EUR	5,558,847	04/17	JPM	(36,911)
USD	1,620,154	EUR	1,510,464	04/17	JPM	6,931
USD	1,690,559	EUR	1,601,818	05/17	DUB	(22,617)
USD	4,582,096	EUR	4,320,592	05/17	GSC	(39,085)
USD	4,449,465	EUR	4,105,600	05/17	SCB	62,021
USD	3,373,543	EUR	3,115,070	06/17	GSC	38,416
USD	2,757,637	EUR	2,602,554	06/17	SCB	(26,944)
USD	2,856,798	EUR	2,664,500	06/17	SCB	4,879
USD	250,029	GBP	200,000	06/17	GSC	(948)
USD	276,349	IDR	3,701,700,000	06/17	BNP	622
USD	524,380	IDR	7,136,550,254	07/17	BNP	(4,961)
USD	153,230	IDR	2,078,570,635	07/17	CIT	(988)
USD	162,118	IDR	2,205,849,111	07/17	SCB	(1,543)
USD	1,702,107	JPY	194,350,000	04/17	GSC	(44,809)
USD	1,709,066	JPY	196,111,000	04/17	SCB	(54,180)
USD	544,968	JPY	60,500,000	06/17	SCB	73
USD	485,528	KRW	540,635,000	04/17	CIT	2,065
USD	365,246	KRW	406,665,000	04/17	GSC	1,586
USD	130,208	KRW	145,455,000	07/17	GSC	(30)
USD	1,682,324	MXN	34,820,000	05/17	SCB	(162,417)
USD	339,559	NZD	488,746	05/17	BNP	(2,499)
USD	286,170	NZD	407,302	05/17	CIT	1,113
USD	100,715	NZD	141,062	05/17	DUB	1,991
USD	1,565,319	NZD	2,228,378	05/17	GSC	5,538
USD	150,123	NZD	217,348	05/17	JPM	(1,992)
USD	342,565	NZD	490,502	05/17	SCB	(722)
USD	1,594,505	NZD	2,265,727	06/17	JPM	9,012
USD	1,459,873	OMR	573,000	05/17	BNP	(28,462)
USD	2,188,608	OMR	858,000	06/17	BNP	(39,886)
USD	6,251,590	OMR	2,453,000	08/17	BNP	(115,898)
USD	2,154,776	OMR	891,000	01/19	BNP	(126,287)
USD	1,450,633	OMR	573,000	04/19	BNP	(12,969)
USD	125,747	PHP	6,315,000	04/17	BNP	(13)
USD	303,495	PHP	15,240,000	04/17	CIT	(2)
USD	2,129,151	RUB	128,963,704	04/17	DUB	(159,145)
USD	6,008,463	RUB	340,800,000	05/17	CIT	161
USD	1,155,173	RUB	67,685,060	06/17	CIT	(27,827)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,530,206	RUB	90,400,000	06/17	DUB	($49,806)
USD	617,816	SGD	860,000	04/17	GSC	2,891
USD	909,695	SGD	1,299,000	04/17	SCB	(19,105)
USD	1,434,630	SGD	1,994,591	04/17	SCB	8,457
USD	1,899,906	SGD	2,680,007	06/17	GSC	(16,970)
USD	536,981	SGD	748,000	06/17	GSC	1,885
USD	2,214,150	SGD	3,139,000	06/17	SCB	(31,130)
USD	348,857	THB	12,210,000	06/17	MSC	(6,266)
USD	317,456	THB	11,030,000	06/17	SCB	(3,347)
USD	209,286	THB	7,325,000	06/17	UBS	(3,759)
USD	148,855	THB	5,329,000	08/17	JPM	(6,133)
USD	393,823	THB	13,835,000	09/17	BNP	(8,550)
USD	388,272	THB	13,640,000	09/17	GSC	(8,429)
USD	902,904	THB	31,710,000	09/17	SCB	(19,339)
USD	910,189	THB	32,239,917	11/17	DUB	(27,611)
USD	122,066	THB	4,348,000	11/17	JPM	(4,409)
USD	253,517	THB	8,939,000	11/17	SCB	(6,497)
USD	77,553	THB	2,700,000	03/18	CIT	(1,020)
USD	412,109	THB	14,300,000	03/18	DUB	(4,039)
USD	150,681	THB	5,200,000	03/18	JPM	(647)
USD	256,267	TWD	7,780,000	04/17	SCB	(291)
USD	1,696,169	ZAR	23,122,000	05/17	BNP	(15,924)
USD	652,723	ZAR	8,910,000	07/17	DUB	(417)
USD	551,746	ZAR	7,507,000	07/17	SCB	1,451

Total Forward Foreign Currency Contracts						($408,913)

(h)	Purchased options outstanding as of March 31, 2017 were as follows:

Foreign Currency Options
Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 6.82	04/19/17	SCB	$2,500,000	$39,500	$22,445
Call - CNH versus USD	6.47	06/15/17	SCB	3,668,000	82,232	236,347
Call - CNH versus USD	6.89	08/03/17	HSB	18,736,000	414,066	272,459
Call - CNH versus USD	6.90	11/02/17	BNP	600,000	17,040	12,746
Call - CNH versus USD	7.12	03/08/18	BNP	800,000	20,160	13,906
Call - CNH versus USD	7.12	03/08/18	SCB	875,000	21,800	15,271
Call - CNH versus USD	7.15	03/12/18	DUB	415,000	10,673	6,748
Call - EUR versus USD	$0.87	02/24/22	GSC	3,880,000	77,561	41,551
Call - EUR versus USD	0.88	02/28/22	BNP	3,856,000	72,878	46,711

					755,910	668,184

Put - SEK versus EUR	SEK 9.45	04/27/17	GSC	EUR 1,209,000	8,113	2,306
Put - SEK versus EUR	9.53	04/27/17	CIT	2,478,000	23,394	12,007
Put - SEK versus EUR	9.44	05/01/17	GSC	2,458,000	16,994	4,641
Put - SEK versus EUR	9.55	05/02/17	BNP	1,229,000	11,703	7,804
Put - SEK versus EUR	9.49	05/16/17	BNP	1,230,000	11,825	7,023
Put - SEK versus EUR	9.50	05/17/17	GSC	1,229,000	11,374	7,469
Put - SEK versus EUR	9.45	05/23/17	CIT	1,858,000	16,669	8,337

					100,072	49,587

					$855,982	$717,771

Options on Futures
Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - S&P 500 E-Mini (06/17)	$2,260.00	06/16/17	CME	20	$71,614	$20,250
Put - S&P 500 E-Mini (06/17)	2,360.00	06/16/17	CME	15	43,478	34,875

					$115,092	$55,125

Options on Indices
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (03/21)	21,000.00	03/12/21	GSC	16	$173,150	$218,272
Call - FTSE 100 (02/22)	6,275.00	02/15/22	GSC	60	84,158	85,072

					$257,308	$303,344

Total Purchased Options					$1,228,382	$1,076,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

(i)	Transactions in written options for the year ended March 31, 2017 were as follows:

	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2016	—	21,578,000	$1,421,192
Call Options Written	—	27,705,036	810,724
Put Options Written	4,527,000	—	36,115
Call Options Expired	—	(31,808,000)	(1,597,472)

Outstanding, March 31, 2017	4,527,000	17,475,036	$670,559

(j)	Premiums received and value of written options outstanding as of March 31, 2017 were as follows:

Foreign Currency Options
Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CNH versus USD	CNH 6.82	04/19/17	SCB	$2,500,183	$69,220	($22,447)
Call - CNH versus USD	6.47	06/15/17	SCB	3,667,853	275,407	(236,338)
Call - CNH versus USD	6.89	08/03/17	GSC	1,850,000	25,613	(26,902)
Call - CNH versus USD	6.89	08/03/17	HSB	8,857,000	242,904	(128,799)
Call - CNH versus USD	6.90	11/02/17	CIT	600,000	21,300	(12,746)

					634,444	(427,232)

Put - SEK versus EUR	SEK 9.45	04/27/17	JPM	EUR 1,209,000	7,633	(2,306)
Put - SEK versus EUR	9.53	04/27/17	CIT	2,017,000	20,636	(9,773)
Put - SEK versus EUR	9.53	04/27/17	GSC	461,000	3,695	(2,234)
Put - SEK versus EUR	9.44	05/01/17	GSC	840,000	4,151	(1,586)

					36,115	(15,899)

Total Written Options					$670,559	($443,131)

(k)	Swap agreements outstanding as of March 31, 2017 were as follows:

Credit Default Swaps on Sovereign Issues - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/17 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	03/20/18	CIT	0.230%	$1,200,000	($9,379)	$83,000	($92,379)
Thailand Government	1.000%	03/20/18	CIT	0.099%	475,000	(4,319)	(2,363)	(1,956)
Croatia Government	1.000%	03/20/18	HSB	0.230%	313,000	(2,446)	29,014	(31,460)
China Government	1.000%	03/20/18	JPM	0.165%	1,100,000	(9,288)	(17,333)	8,045
Croatia Government	1.000%	03/20/18	MSC	0.230%	2,262,000	(17,678)	194,313	(211,991)
Lebanon Government	5.000%	03/20/18	JPM	1.877%	689,000	(21,848)	(29,026)	7,178
Croatia Government	1.000%	06/20/18	CIT	0.240%	800,000	(7,696)	76,719	(84,415)
Croatia Government	1.000%	06/20/18	MSC	0.240%	921,000	(8,860)	92,071	(100,931)
Lebanon Government	5.000%	12/20/18	GSC	2.537%	663,000	(28,528)	(39,103)	10,575
Qatar Government	1.000%	03/20/19	GSC	0.130%	490,000	(8,516)	(8,606)	90
Croatia Government	1.000%	03/20/20	BNP	0.962%	330,000	(471)	23,005	(23,476)
Croatia Government	1.000%	06/20/20	CIT	1.045%	143,000	154	10,929	(10,775)
Qatar Government	1.000%	12/20/20	GSC	0.352%	1,120,000	(26,707)	21,581	(48,288)
Qatar Government	1.000%	06/20/21	BNP	0.436%	710,000	(16,605)	3,456	(20,061)
Qatar Government	1.000%	06/20/21	CIT	0.436%	937,457	(21,925)	5,719	(27,644)
Qatar Government	1.000%	06/20/21	GSC	0.436%	1,241,000	(29,024)	5,274	(34,298)
Lebanon Government	5.000%	06/20/21	GSC	3.785%	500,000	(23,761)	(3,949)	(19,812)
Qatar Government	1.000%	12/20/22	GSC	0.710%	350,000	(5,609)	(3,911)	(1,698)
Qatar Government	1.000%	12/20/23	GSC	0.835%	300,000	(3,175)	284	(3,459)
Qatar Government	1.000%	09/20/24	GSC	0.906%	290,000	(1,951)	(622)	(1,329)
South Africa Government	1.000%	12/20/25	BNP	2.810%	4,107,000	529,267	748,574	(219,307)
Colombia Government	1.000%	06/20/27	BNP	2.185%	331,000	32,570	34,432	(1,862)

						314,205	1,223,458	(909,253)

			Exchange
South Africa Government	1.000%	06/20/21	ICE	1.735%	6,450,000	196,983	543,308	(346,325)
Spain Government	1.000%	06/20/21	ICE	0.694%	1,000,000	(13,875)	(3,275)	(10,600)
Chile Government	1.000%	06/20/22	ICE	0.716%	2,370,027	(33,108)	(23,501)	(9,607)
Italy Government	1.000%	06/20/22	ICE	1.705%	2,357,000	78,462	105,803	(27,341)
Malaysia Government	1.000%	06/20/22	ICE	1.075%	3,666,000	13,336	37,835	(24,499)
Qatar Government	1.000%	06/20/22	ICE	0.628%	2,040,000	(34,895)	(30,210)	(4,685)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/17 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	1.000%	12/20/26	ICE	2.144%	$1,425,000	$128,838	$157,647	($28,809)
Colombia Government	1.000%	06/20/27	ICE	2.185%	544,000	53,560	58,642	(5,082)

						389,301	846,249	(456,948)

						$703,506	$2,069,707	($1,366,201)

Credit Default Swaps on Sovereign Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/17 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	1.000%	09/20/18	GSC	0.750%	$1,300,000	$5,195	($23,480)	$28,675
Turkey Government	1.000%	09/20/18	MSC	0.750%	2,940,000	11,748	(54,511)	66,259
Turkey Government	1.000%	06/20/20	BNP	1.529%	2,488,000	(39,974)	(125,661)	85,687
Turkey Government	1.000%	09/20/20	BNP	1.653%	900,000	(19,254)	(68,295)	49,041
Brazil Government	1.000%	06/20/22	DUB	2.233%	2,413,000	(141,433)	(151,861)	10,428
Turkey Government	1.000%	12/20/26	BNP	3.145%	2,680,881	(435,131)	(455,547)	20,416
Turkey Government	1.000%	12/20/26	GSC	3.145%	547,119	(88,803)	(93,525)	4,722

						($707,652)	($972,880)	$265,228

Credit Default Swaps on Credit Indices - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe	1.000%	06/20/22	ICE	EUR 5,060,000	($31,532)	($22,409)	($9,123)
iTraxx Crossover	5.000%	06/20/22	ICE	5,006,000	(528,055)	(511,323)	(16,732)

					($559,587)	($533,732)	($25,855)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 25 5Y	1.000%	06/20/21	ICE	$220,000	($8,796)	($19,906)	$11,110

					($568,383)	($553,638)	($14,745)

					($572,529)	$543,189	($1,115,718)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Cross Currency Swaps - Receive Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KRW 947,300,000	$835,509	6-Month USD-LIBOR	BNP	1.095%	03/02/20	($8,592)	$—	($8,592)
722,900,000	624,536	6-Month USD-LIBOR	BNP	1.190%	03/08/20	(21,462)	—	(21,462)
933,500,000	838,197	6-Month USD-LIBOR	BNP	1.230%	03/31/20	(347)	—	(347)

						($30,401)	$—	($30,401)

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day COP-IBRCOL	GSC	6.000%	02/22/19	COP 4,855,500,000	$19,066	$—	$19,066
1-Day COP-IBRCOL	GSC	5.950%	02/23/19	6,797,700,000	7,236	—	7,236
1-Day COP-IBRCOL	CIT	5.880%	02/24/19	1,958,900,000	6,217	—	6,217
1-Day COP-IBRCOL	GSC	5.820%	02/27/19	4,000,000,000	11,355	—	11,355
1-Day COP-IBRCOL	CIT	5.840%	02/27/19	4,929,600,000	14,649	—	14,649
1-Day COP-IBRCOL	GSC	5.830%	02/28/19	1,430,600,000	4,184	—	4,184
1-Day COP-IBRCOL	CIT	5.620%	03/01/19	1,959,300,000	3,026	—	3,026
1-Day COP-IBRCOL	GSC	5.650%	03/01/19	4,952,000,000	8,634	—	8,634
1-Day COP-IBRCOL	CIT	5.750%	03/03/19	2,997,400,000	7,328	—	7,328
1-Day COP-IBRCOL	CIT	5.740%	03/06/19	2,997,400,000	7,299	—	7,299
1-Day COP-IBRCOL	GSC	5.485%	03/21/19	5,023,100,000	5,215	—	5,215
1-Day COP-IBRCOL	DUB	5.490%	03/21/19	5,023,100,000	5,381	—	5,381
1-Day COP-IBRCOL	DUB	5.410%	03/22/19	992,000,000	556	—	556
1-Day COP-IBRCOL	DUB	5.360%	03/26/19	4,805,200,000	1,251	—	1,251
3-Month RUB-MOSPRIME	GSC	10.160%	03/18/20	RUB 309,937,000	174,986	—	174,986
3-Month NZD Bank Bills	JPM	4.060%	06/04/23	NZD 810,000	37,330	—	37,330

					313,713	—	313,713

	Exchange
3-Month USD-LIBOR	LCH	1.744%	07/31/20	$1,800,000	(7,335)	—	(7,335)
3-Month USD-LIBOR	LCH	1.750%	07/31/20	535,000	(2,180)	—	(2,180)
3-Month USD-LIBOR	LCH	1.560%	08/22/20	713,000	(7,448)	—	(7,448)
3-Month USD-LIBOR	LCH	1.545%	09/23/20	80,000	(937)	—	(937)
3-Month USD-LIBOR	LCH	1.424%	10/28/20	680,000	(11,207)	—	(11,207)
3-Month USD-LIBOR	LCH	1.426%	10/28/20	680,000	(11,147)	—	(11,147)
3-Month USD-LIBOR	LCH	1.540%	11/05/20	706,000	(8,908)	—	(8,908)
3-Month USD-LIBOR	LCH	1.555%	11/09/20	683,000	(8,302)	—	(8,302)
3-Month USD-LIBOR	LCH	1.114%	02/23/21	441,000	(13,614)	—	(13,614)
3-Month USD-LIBOR	LCH	1.272%	03/07/21	1,072,000	(27,077)	—	(27,077)
3-Month USD-LIBOR	LCH	1.158%	06/23/21	344,000	(11,406)	—	(11,406)
3-Month USD-LIBOR	LCH	1.170%	06/24/21	230,000	(7,516)	—	(7,516)
3-Month USD-LIBOR	LCH	1.179%	06/24/21	315,000	(10,178)	—	(10,178)
3-Month USD-LIBOR	LCH	1.189%	06/27/21	315,000	(10,085)	—	(10,085)
3-Month USD-LIBOR	LCH	1.207%	06/27/21	316,000	(9,891)	—	(9,891)
3-Month USD-LIBOR	LCH	1.209%	06/27/21	315,000	(9,827)	—	(9,827)
3-Month USD-LIBOR	LCH	0.966%	06/28/21	350,000	(14,399)	—	(14,399)
3-Month USD-LIBOR	LCH	0.959%	06/29/21	316,000	(13,099)	—	(13,099)
3-Month USD-LIBOR	LCH	0.965%	06/29/21	190,000	(7,829)	—	(7,829)
3-Month USD-LIBOR	LCH	0.968%	06/29/21	315,000	(12,935)	—	(12,935)
3-Month USD-LIBOR	LCH	1.206%	07/25/21	3,600,000	(115,742)	—	(115,742)
3-Month USD-LIBOR	LCH	1.199%	09/01/21	1,503,000	(50,544)	—	(50,544)
3-Month USD-LIBOR	LCH	1.212%	09/02/21	1,283,000	(42,499)	—	(42,499)
6-Month PLN-WIBOR	LCH	2.410%	12/13/21	PLN 1,172,000	1,182	—	1,182
3-Month USD-LIBOR	LCH	1.963%	01/06/22	$740,000	(2,331)	(259)	(2,072)
6-Month PLN-WIBOR	LCH	2.460%	01/12/22	PLN 2,113,000	3,105	—	3,105
6-Month PLN-WIBOR	LCH	2.435%	01/13/22	2,185,000	2,584	—	2,584
3-Month USD-LIBOR	LCH	2.100%	07/27/22	$737,000	948	—	948
3-Month USD-LIBOR	LCH	2.058%	07/30/22	748,000	(1,040)	—	(1,040)
3-Month USD-LIBOR	LCH	1.606%	05/10/26	1,913,000	(118,011)	—	(118,011)
3-Month USD-LIBOR	LCH	1.686%	06/03/26	480,000	(26,720)	—	(26,720)
6-Month EUR-LIBOR	LCH	1.000%	06/15/26	EUR 27	1	(2)	3
3-Month NZD Bank Bills	LCH	2.485%	07/25/26	NZD 1,000,000	(51,628)	—	(51,628)
6-Month PLN-WIBOR	LCH	2.226%	07/28/26	PLN 1,850,000	(20,615)	—	(20,615)
6-Month PLN-WIBOR	LCH	2.220%	08/01/26	1,334,000	(15,080)	—	(15,080)
6-Month PLN-WIBOR	LCH	2.280%	09/21/26	483,000	(5,021)	—	(5,021)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	LCH	2.300%	09/21/26	PLN 1,787,000	( $ 17,827)	$—	( $ 17,827)
6-Month PLN-WIBOR	LCH	2.490%	10/13/26	510,000	(3,114)	—	(3,114)
6-Month PLN-WIBOR	LCH	2.460%	10/19/26	779,000	(5,278)	—	(5,278)
6-Month PLN-WIBOR	LCH	2.470%	10/19/26	519,000	(3,407)	—	(3,407)
6-Month PLN-WIBOR	LCH	2.430%	10/20/26	570,000	(4,228)	—	(4,228)
6-Month PLN-WIBOR	LCH	2.443%	10/20/26	778,000	(5,557)	—	(5,557)
6-Month PLN-WIBOR	LCH	2.460%	10/28/26	1,285,000	(8,775)	—	(8,775)
6-Month PLN-WIBOR	LCH	2.470%	10/28/26	514,000	(3,401)	—	(3,401)
6-Month PLN-WIBOR	LCH	2.500%	10/31/26	771,000	(4,616)	—	(4,616)
6-Month PLN-WIBOR	LCH	2.560%	11/02/26	514,000	(2,434)	—	(2,434)
6-Month PLN-WIBOR	LCH	2.514%	11/04/26	2,826,000	(16,199)	—	(16,199)
6-Month PLN-WIBOR	LCH	2.540%	11/07/26	514,000	(2,672)	—	(2,672)
6-Month PLN-WIBOR	LCH	2.500%	11/08/26	514,000	(3,109)	—	(3,109)
6-Month PLN-WIBOR	LCH	2.516%	11/10/26	1,419,000	(8,100)	—	(8,100)
6-Month PLN-WIBOR	LCH	3.000%	02/08/27	1,524,000	6,542	—	6,542
6-Month EUR-LIBOR	CME	0.500%	06/21/27	EUR 3,792,000	(123,327)	(161,075)	37,748

					(852,233)	(161,336)	(690,897)

					($538,520)	($161,336)	($377,184)

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month SAR-SAIBOR	GSC	2.160%	08/03/20	SAR 3,990,000	$15,116	$—	$15,116
3-Month SAR-SAIBOR	GSC	2.350%	08/12/20	5,188,000	9,690	—	9,690
3-Month SAR-SAIBOR	GSC	3.410%	08/22/20	4,051,000	(36,547)	—	(36,547)
3-Month SAR-SAIBOR	GSC	2.560%	11/05/20	5,460,000	12,892	—	12,892
3-Month SAR-SAIBOR	GSC	2.645%	02/23/21	2,118,000	9,208	—	9,208
3-Month SAR-SAIBOR	DUB	2.760%	03/07/21	4,235,000	13,881	—	13,881
3-Month AED-EIBOR	GSC	2.500%	06/13/21	AED 360,000	(192)	—	(192)
3-Month AED-EIBOR	GSC	2.505%	06/15/21	360,000	(206)	—	(206)
3-Month AED-EIBOR	GSC	2.590%	06/16/21	359,000	(583)	—	(583)
3-Month AED-EIBOR	GSC	2.520%	06/21/21	359,000	(216)	—	(216)
3-Month AED-EIBOR	GSC	2.755%	06/23/21	1,350,000	(5,588)	—	(5,588)
3-Month AED-EIBOR	DUB	2.740%	06/27/21	1,123,000	(4,351)	—	(4,351)
3-Month AED-EIBOR	DUB	2.760%	06/27/21	1,123,000	(4,644)	—	(4,644)
3-Month AED-EIBOR	GSC	2.785%	06/27/21	899,000	(4,011)	—	(4,011)
3-Month AED-EIBOR	DUB	2.795%	06/27/21	1,123,000	(5,157)	—	(5,157)
3-Month AED-EIBOR	GSC	2.795%	06/27/21	899,000	(4,129)	—	(4,129)
3-Month AED-EIBOR	DUB	2.395%	06/28/21	1,100,000	1,825	—	1,825
3-Month AED-EIBOR	DUB	2.370%	06/29/21	1,248,000	2,500	—	2,500
3-Month AED-EIBOR	DUB	2.390%	06/29/21	1,135,000	1,977	—	1,977
3-Month AED-EIBOR	DUB	2.345%	07/25/21	6,100,000	17,544	—	17,544
3-Month SAR-SAIBOR	DUB	3.435%	07/25/21	SAR 9,700,000	(72,413)	—	(72,413)
3-Month ILS-TELBOR	GSC	0.728%	09/01/21	ILS 5,597,000	(587)	—	(587)
3-Month ILS-TELBOR	GSC	0.761%	09/02/21	4,900,000	(2,658)	—	(2,658)
3-Month KRW-KWCDC	BNP	1.311%	10/07/21	KRW 4,364,900,000	70,138	—	70,138
3-Month SAR-SAIBOR	GSC	2.640%	07/27/22	SAR 2,892,000	20,682	—	20,682
3-Month SAR-SAIBOR	GSC	2.613%	07/30/22	2,868,000	21,867	—	21,867
3-Month SAR-SAIBOR	GSC	3.380%	05/10/26	8,945,000	46,355	—	46,355
3-Month SAR-SAIBOR	GSC	3.710%	06/06/26	1,540,000	(3,251)	—	(3,251)
3-Month KRW-KWCDC	BNP	1.830%	01/17/27	KRW 259,760,000	1,486	—	1,486
3-Month KRW-KWCDC	CIT	1.835%	01/17/27	384,240,000	2,040	—	2,040
3-Month KRW-KWCDC	BNP	1.920%	02/07/27	494,000,000	(643)	—	(643)
1-Day COP-IBRCOL	GSC	6.385%	02/27/27	COP 964,000,000	(6,661)	—	(6,661)
1-Day COP-IBRCOL	GSC	6.420%	02/28/27	344,800,000	(2,703)	—	(2,703)
3-Month KRW-KWCDC	BNP	1.785%	01/17/37	KRW 349,000,000	8,186	—	8,186
3-Month KRW-KWCDC	BNP	1.845%	02/07/37	269,000,000	3,974	—	3,974

					104,821	—	104,821

	Exchange
3-Month USD-LIBOR	LCH	1.250%	06/21/19	$131,000	1,230	1,594	(364)
6-Month EUR-LIBOR	LCH	0.000%	06/21/20	EUR 645,000	108	1,289	(1,181)
6-Month HUF-BUBOR	LCH	1.265%	12/13/21	HUF 80,325,000	(894)	—	(894)
6-Month HUF-BUBOR	LCH	1.460%	01/12/22	141,670,000	(5,469)	—	(5,469)
6-Month HUF-BUBOR	LCH	1.435%	01/13/22	130,330,000	(4,499)	—	(4,499)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NSA	LCH	2.223%	01/26/22	$8,515,000	( $ 38,788)	$—	( $ 38,788)
6-Month EUR-LIBOR	LCH	0.000%	06/21/22	EUR 6,719,000	85,530	115,376	(29,846)
6-Month HUF-BUBOR	LCH	1.923%	07/28/26	HUF 131,000,000	18,820	—	18,820
6-Month HUF-BUBOR	LCH	1.940%	08/01/26	92,200,000	12,898	—	12,898
6-Month HUF-BUBOR	LCH	1.888%	09/21/26	89,324,000	14,806	—	14,806
6-Month HUF-BUBOR	LCH	1.930%	09/21/26	36,212,000	5,546	—	5,546
6-Month HUF-BUBOR	LCH	1.935%	09/21/26	35,307,000	5,355	—	5,355
6-Month HUF-BUBOR	LCH	2.140%	10/13/26	35,971,000	3,386	—	3,386
6-Month HUF-BUBOR	LCH	2.090%	10/19/26	91,497,000	10,137	—	10,137
6-Month HUF-BUBOR	LCH	2.040%	10/20/26	94,781,000	11,953	—	11,953
6-Month HUF-BUBOR	LCH	2.060%	10/28/26	88,749,000	10,825	—	10,825
6-Month HUF-BUBOR	LCH	2.075%	10/28/26	35,850,000	4,210	—	4,210
6-Month HUF-BUBOR	LCH	2.085%	11/02/26	53,716,000	6,214	—	6,214
6-Month HUF-BUBOR	LCH	2.180%	11/03/26	35,967,000	3,132	—	3,132
6-Month HUF-BUBOR	LCH	2.134%	11/04/26	193,963,000	19,663	—	19,663
6-Month HUF-BUBOR	LCH	2.150%	11/07/26	35,266,000	3,442	—	3,442
6-Month HUF-BUBOR	LCH	2.120%	11/08/26	35,033,000	3,738	—	3,738
6-Month HUF-BUBOR	LCH	2.145%	11/10/26	96,456,000	9,594	—	9,594
6-Month HUF-BUBOR	LCH	2.665%	02/08/27	130,500,000	(5,779)	—	(5,779)
6-Month EUR-LIBOR	LCH	0.750%	03/15/27	411	4	4	—
6-Month EUR-LIBOR	LCH	0.500%	06/21/27	EUR 2,254,000	75,786	96,598	(20,812)
6-Month JPY-LIBOR	LCH	0.609%	12/19/46	JPY 52,510,000	32,155	—	32,155
6-Month JPY-LIBOR	LCH	0.618%	12/19/46	43,490,000	25,698	—	25,698
6-Month JPY-LIBOR	LCH	0.783%	12/19/46	47,720,000	8,398	—	8,398
6-Month JPY-LIBOR	LCH	0.813%	12/19/46	45,572,000	4,581	—	4,581
6-Month JPY-LIBOR	LCH	0.853%	06/19/47	14,700,000	400	—	400
6-Month JPY-LIBOR	LCH	0.856%	06/19/47	14,700,000	288	—	288

					322,468	214,861	107,607

					$427,289	$214,861	$212,428

					($111,231)	$53,525	($164,756)

Total Swap Agreements					($714,161)	$596,714	($1,310,875)

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2017:

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Cyprus	$2,639	$—	$2,639	$—
	Singapore	662,197	—	662,197	—
	South Korea	128,508	3,925	124,583	—

	Total Common Stocks	793,344	3,925	789,419	—

	Corporate Bond & Notes	1,133,641	—	1,133,641	—
	Senior Loan Notes	687,242	—	—	687,242
	Mortgage-Backed Securities	1,147,078	—	1,147,078	—
	Foreign Government Bonds & Notes	57,440,039	—	57,440,039	—
	Short-Term Investments	21,464,167	13,240,806	8,008,071	215,290
	Derivatives:
	Credit Contracts
	Swaps	1,050,113	—	1,050,113	—
	Equity Contracts
	Purchased Options	358,469	—	358,469	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,285,536	—	1,284,876	660
	Purchased Options	717,771	—	717,771	—

	Total Foreign Currency Contracts	2,003,307	—	2,002,647	660

	Interest Rate Contracts
	Swaps	965,333	—	965,333	—

	Total Assets - Derivatives	4,377,222	—	4,376,562	660

	Total Assets	87,042,733	13,244,731	72,894,810	903,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2017

		Total Value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Securities Sold Short:
	Foreign Government Bonds & Notes	($988,419)	$—	($988,419)	$—
	Derivatives:
	Credit Contracts
	Swaps	(1,622,642)	—	(1,622,642)	—
	Equity Contracts
	Futures	(142)	(142)	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,694,449)	—	(1,694,449)	—
	Written Options	(443,131)	—	(443,131)	—
	Swaps	(30,401)	—	(30,401)	—

	Total Foreign Currency Contracts	(2,167,981)	—	(2,167,981)	—

	Interest Rate Contracts
	Futures	(67,624)	(67,624)	—	—
	Swaps	(1,076,564)	—	(1,076,564)	—

	Total Interest Rate Contracts	(1,144,188)	(67,624)	(1,076,564)	—

	Total Liabilities - Derivatives	(4,934,953)	(67,766)	(4,867,187)	—

	Total Liabilities	(5,923,372)	(67,766)	(5,855,606)	—

	Total	$81,119,361	$13,176,965	$67,039,204	$903,192

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2017:

	Senior Loan Notes	Foreign Government Bonds & Notes	Short-Term Investment	Forward Foreign Currency Contracts	Total
Value, Beginning of Year	$—	$2,124,945	$—	$—	$2,124,945
Purchases	—	771,935	215,110	—	987,045
Sales (Includes Paydowns)	—	(1,359,521)	—	—	(1,359,521)
Accrued Discounts (Premiums)	—	(27,367)	180	—	(27,187)
Net Realized Gains (Losses)	—	(49,354)	—	—	(49,354)
Change in Net Unrealized Appreciation (Depreciation)	—	(13,048)	—	660	(12,388)
Transfers In	687,242	—	—	—	687,242
Transfers Out	—	(1,447,590)	—	—	(1,447,590)

Value, End of Year	$687,242	$—	$215,290	$660	$903,192

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—	$—	$—	$660	$660

Additional information about Level 3 fair value measurements as of March 31, 2017 was as follows:

	Value at 03/31/17	Valuation Technique	Unobservable Input	Range	Weighted Average
Senior Loan Notes	$687,242	Demand Yield Model	Comparable spread to U.S. Treasury Bonds	602.0 - 665.4 bps	633.7 bps

A significant increase in the discount in the spread to U.S. Treasuries could result in a decrease to the fair value measurement. Conversely, significant movements in the opposite direction of this unobservable input could have the inverse effect on the fair value measurement.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan based on the performance of comparable credit quality senior loans of other companies. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a value of $215,950 were provided by a single broker quote.

The table below shows transfers between levels. The Trust’s policy is to recognize transfers between levels as of the end of the reporting period.

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$687,242	2	3	Methodology Approved By The Trustee Valuation Committee (observable inputs)	Methodology Approved By The Trustee Valuation Committee (unobservable inputs)
1,447,590	3	2	Unobservable Single Broker Quote	Vendor Price (observable inputs)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-106 and B-107

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2017

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Issuer filed bankruptcy and/or is in default as of March 31, 2017.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis.
~

Securities are not registered under the Securities Act of 1933

(1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2017.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
l	Total shares owned by the Fund as of March 31, 2017 were less than one share.
»	Stapled Security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	Korean Won
KZT	Kazakhstan Tenge
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Uganda Shilling
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
1-Day CAD-USD Discount Rate	Canadian Dollar - United States Dollar Discount Rate
1-Day CHF-TOIS	Switzerland Tomnext Offered Indexed Swaps
1-Day EUR-EONIA	Euro Effective Overnight Index Average
1-Day JPY-MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
1-Month AUD-BBSW	Australian Bank Bill Short-Term Rate
1-Month GBP-LIBOR	British Pound London Interbank Offered Rate
1-Month HKD-HIBOR	Hong Kong Interbank Offered Rate
1-Month SGD-SIBOR	Singapore Interbank Offered Rate
1-Month USD-LIBOR	United States Dollar London Interbank Offered Rate
1-Week DKK-CIBOR	Copenhagen Interbank Offered Rate
1-Week NOK-NIBOR	Norway Interbank Offered Rate
1-Week SEK-STIBOR	Stockholm Interbank Offered Rate
CDX EM	Credit Derivatives Index - Emerging Markets
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
CMBX	Commercial Mortgage-Backed Swaps
iTraxx Europe	International Index - Europe
iTraxx Crossover	International Index - Europe Non Investment Grade

See Notes to Financial Statements

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

March 31, 2017

Other Abbreviations:
ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipts
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2017

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund	PF Developing Growth Fund
ASSETS
Investments, at cost	$16,721,102	$946,829,038	$168,920,810	$40,046,943	$119,272,056	$7,165,877
Investments, at value	$16,651,502	$945,462,495	$168,866,212	$41,133,480	$183,491,141	$8,823,194
Cash	5,267	21,970	—	131,962	59,820	—
Cash (segregated for derivative instruments)	190,929	5,496,217	57,300	778,274	—	—
Foreign currency held, at value (1), (2)	60,927	2,848,712	—	189,503	57,907	—
Receivables:
Dividends and interest	39,743	5,132,581	793,792	640,309	272,963	690
Fund shares sold	8,577	—	—	17,154	—	—
Securities sold	1,012,794	144,474,359	2,448,470	354,717	561,824	5,467
Variation margin	—	1,386,933	2,216	71,691	—	—
Swap agreements	13,222	19,994	—	225	—	—
Due from adviser	—	70,805	15,643	—	11,496	—
Forward foreign currency contracts appreciation	19,524	2,085,273	—	423,052	—	—
Swap agreements, at value	—	72,677	—	614,809	—	—
Prepaid expenses and other assets	140	9,439	726	556	1,785	111
Total Assets	18,002,625	1,107,081,455	172,184,359	44,355,732	184,456,936	8,829,462
LIABILITIES
Payables:
Fund shares redeemed	7,097	416,446	94,637	21,950	100,302	4,627
Securities purchased	1,079,483	314,761,286	4,331,301	944,939	240,251	6,270
Sale-buyback financing transactions	3,601,836	43,991,628	—	—	—	—
Due to custodian	—	—	2,057	—	—	—
Due to brokers (3)	—	1,960,000	—	—	—	—
Variation margin	114,099	—	—	—	—	—
Accrued advisory fees	15,097	260,239	52,903	39,332	116,535	4,838
Accrued administration fees	1,629	97,590	19,839	5,658	23,783	1,124
Accrued support service expenses	385	26,481	4,384	1,185	6,368	444
Accrued custodian fees and expenses	1,882	17,912	2,165	10,763	2,247	181
Accrued transfer agency out-of-pocket expenses	267	18,341	3,036	821	4,411	308
Accrued legal, audit and tax service fees	1,482	102,795	16,798	4,624	24,596	1,705
Accrued trustees’ fees and expenses and deferred compensation	2,129	10,917	1,546	19	3,636	1,855
Accrued foreign capital gains tax	—	—	—	3,335	—	—
Accrued other	2,321	59,734	16,674	6,305	9,968	2,619
Forward foreign currency contracts depreciation	20,635	2,610,662	—	703,016	204,775	—
Outstanding options written, at value (premiums received $59,961 and $674,565, respectively)	13,148	526,782	—	—	—	—
Swap agreements, at value	11,039	4,485	—	23	—	—
Total Liabilities	4,872,529	364,865,298	4,545,340	1,741,970	736,872	23,971
NET ASSETS	$13,130,096	$742,216,157	$167,639,019	$42,613,762	$183,720,064	$8,805,491
NET ASSETS CONSIST OF:
Paid-in capital	$22,447,738	$746,915,951	$169,430,672	$49,938,084	$118,365,205	$9,562,357
Undistributed/accumulated net investment income (loss)	(65,030)	5,511,453	444,150	(466,021)	1,044,255	(1,836)
Undistributed/accumulated net realized gain (loss)	(9,269,682)	(11,146,070)	(2,196,897)	(7,836,642)	302,278	(2,412,347)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	17,070	934,823	(38,906)	978,341	64,008,326	1,657,317
NET ASSETS	$13,130,096	$742,216,157	$167,639,019	$42,613,762	$183,720,064	$8,805,491
Class P Shares:
Shares of beneficial interest outstanding	1,472,708	69,590,844	16,959,469	4,536,194	12,251,433	765,495
Net Asset Value Per Share	$8.92	$10.67	$9.88	$9.39	$15.00	$11.50

(1)	The cost of foreign currency for the PF Inflation Managed, PF Managed Bond, PF Emerging Markets Debt, and PF Comstock Funds was $60,827, $2,816,245, $186,920, and $58,121, respectively.
(2)	Includes $2,510 of restricted foreign cash in the PF Emerging Markets Debt Fund (See Note 4 in Notes to Financial Statements).
(3)	The PF Managed Bond Fund received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the respective counterparties. The Fund invests such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-1

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2017

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
ASSETS
Investments, at cost	$92,038,652	$63,220,888	$277,850,446	$229,871,648	$52,888,614	$11,275,248
Investments, at value	$134,982,926	$89,284,948	$429,709,372	$302,239,664	$66,420,428	$14,572,698
Cash	—	2,808	—	11,860	—	81
Foreign currency held, at value (1)	—	4	—	—	—	—
Receivables:
Dividends and interest	56,474	23,959	856,951	394,923	46,653	3,344
Securities sold	772,880	—	4,799,947	28,365	894,910	—
Due from adviser	6,570	5,903	27,821	20,685	—	—
Prepaid expenses and other assets	1,181	1,321	4,154	3,126	823	217
Total Assets	135,820,031	89,318,943	435,398,245	302,698,623	67,362,814	14,576,340
LIABILITIES
Payables:
Fund shares redeemed	69,224	45,806	234,389	159,017	35,552	7,691
Securities purchased	510,122	—	1,216,831	988,490	1,248,448	37,649
Due to custodian	—	—	928	—	—	—
Accrued advisory fees	61,025	59,025	238,764	117,342	38,442	10,063
Accrued administration fees	16,643	12,559	55,099	39,114	8,830	1,867
Accrued support service expenses	3,554	3,554	13,033	9,627	2,370	592
Accrued custodian fees and expenses	1,253	1,578	4,004	3,147	751	242
Accrued transfer agency out-of-pocket expenses	2,462	2,462	9,027	6,668	1,641	410
Accrued legal, audit and tax service fees	13,774	13,806	50,470	37,287	9,182	2,296
Accrued trustees’ fees and expenses and deferred compensation	2,993	7,081	5,992	1,627	926	2,944
Accrued other	7,124	5,870	18,453	14,064	5,821	2,082
Total Liabilities	688,174	151,741	1,846,990	1,376,383	1,351,963	65,836
NET ASSETS	$135,131,857	$89,167,202	$433,551,255	$301,322,240	$66,010,851	$14,510,504
NET ASSETS CONSIST OF:
Paid-in capital	$91,386,195	$51,919,725	$279,105,220	$217,585,674	$46,906,570	$11,001,500
Undistributed/accumulated net investment income (loss)	38,775	(6,933)	1,494,081	776,828	(828)	31,781
Undistributed/accumulated net realized gain (loss)	762,613	11,190,398	1,093,028	10,594,473	5,573,295	179,773
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	42,944,274	26,064,012	151,858,926	72,365,265	13,531,814	3,297,450
NET ASSETS	$135,131,857	$89,167,202	$433,551,255	$301,322,240	$66,010,851	$14,510,504
Class P Shares:
Shares of beneficial interest outstanding	6,454,007	8,820,993	26,114,055	21,473,510	6,002,658	2,036,727
Net Asset Value Per Share	$20.94	$10.11	$16.60	$14.03	$11.00	$7.12

(1)	The cost of foreign currency for the PF Large-Cap Growth Fund was $4.

See Notes to Financial Statements

C-2

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2017

	PF Mid-Cap Value Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund
ASSETS
Investments, at cost	$169,515,455	$94,069,856	$152,543,790	$114,382,589	$36,641,896	$147,929,565
Investments, at value	$196,973,241	$118,582,014	$200,181,473	$175,558,672	$42,685,127	$173,316,773
Cash	8,303	—	397	18,187	—	—
Foreign currency held, at value (1)	—	—	60,370	—	53,781	86,560
Receivables:
Dividends and interest	274,957	123,867	296,981	1,229,003	258,849	1,335,635
Fund shares sold	—	—	12,008	—	8,577	—
Securities sold	364,228	748,433	684,678	616,472	88,086	—
Due from adviser	—	5,446	48,814	32,824	—	12,676
Forward foreign currency contracts appreciation	—	—	—	—	—	347,572
Prepaid expenses and other assets	1,474	1,212	1,922	3,087	547	1,977
Total Assets	197,622,203	119,460,972	201,286,643	177,458,245	43,094,967	175,101,193
LIABILITIES
Payables:
Fund shares redeemed	107,136	62,543	102,842	87,836	21,404	87,217
Securities purchased	26,672	684,226	85,196	427,691	192,554	—
Due to custodian (1)	—	—	—	684	—	—
Accrued advisory fees	111,398	76,447	130,030	140,139	54,537	96,041
Accrued administration fees	23,871	15,289	24,381	24,730	5,388	22,163
Accrued support service expenses	4,887	4,147	4,887	6,813	1,185	5,480
Accrued custodian fees and expenses	1,466	1,197	113,146	43,506	12,419	19,184
Accrued transfer agency out-of-pocket expenses	3,385	2,872	3,385	4,719	821	3,795
Accrued legal, audit and tax service fees	18,955	16,036	19,020	26,627	4,624	21,283
Accrued trustees’ fees and expenses and deferred compensation	78	598	839	2,913	19	3,740
Accrued foreign capital gains tax	—	—	164,621	—	—	—
Accrued other	7,714	7,513	18,040	22,818	4,238	18,425
Forward foreign currency contracts depreciation	—	—	—	—	—	193,404
Total Liabilities	305,562	870,868	666,387	788,476	297,189	470,732
NET ASSETS	$197,316,641	$118,590,104	$200,620,256	$176,669,769	$42,797,778	$174,630,461
NET ASSETS CONSIST OF:
Paid-in capital	$172,370,759	$85,595,684	$180,274,421	$130,523,653	$35,891,510	$203,144,673
Undistributed/accumulated net investment income (loss)	(382,378)	(4,881)	(1,597,852)	74,419	9,431	1,560,796
Undistributed/accumulated net realized gain (loss)	(2,129,526)	8,487,143	(25,527,349)	(15,048,444)	854,502	(55,585,112)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	27,457,786	24,512,158	47,471,036	61,120,141	6,042,335	25,510,104
NET ASSETS	$197,316,641	$118,590,104	$200,620,256	$176,669,769	$42,797,778	$174,630,461
Class P Shares:
Shares of beneficial interest outstanding	17,063,123	9,809,324	14,528,350	9,714,684	4,077,754	18,760,037
Net Asset Value Per Share	$11.56	$12.09	$13.81	$18.19	$10.50	$9.31

(1)	The cost of foreign currency, including amounts due to custodian in foreign currency, for the PF Emerging Markets, PF International Large-Cap, PF International Small-Cap, and PF International Value Funds was $64,547, ($684), $53,859, and $86,552, respectively.

See Notes to Financial Statements

C-3

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2017

	PF Real Estate Fund	PF Currency Strategies Fund	PF Equity Long/Short Fund	PF Global Absolute Return Fund
ASSETS
Investments and repurchase agreements, at cost	$22,908,535	$87,681,955	$52,967,170	$83,999,604
Investments, at value	$38,955,486	$86,471,446	$52,961,758	$82,727,210
Repurchase agreements, at value	—	—	—	1,014,541
Cash	6,462	2,109	—	130,268
Cash (segregated for derivative instruments)	—	—	4,795,000	469,000
Foreign currency held, at value (1)	—	2,190	10,880	1,578,213
Receivables:
Dividends and interest	131,378	138,385	—	1,226,606
Fund shares sold	8,577	41,169	18,869	42,884
Securities sold	240,457	—	—	—
Variation margin	—	—	1,632,948	2,621,914
Due from adviser	3,796	—	—	—
Forward foreign currency contracts appreciation	—	8,342,441	122,418	1,285,536
Swap agreements, at value	—	—	11,768,072	1,152,008
Prepaid expenses and other assets	685	900	796	903
Total Assets	39,346,841	94,998,640	71,310,741	92,249,083
LIABILITIES
Payables:
Fund shares redeemed	19,724	45,787	38,459	45,787
Due to adviser	—	5,088	—	6,932
Securities purchased	232,305	—	—	365,972
Securities sold short, at value (proceeds $988,401)	—	—	—	988,419
Swap agreements	—	—	—	258,474
Due to brokers (2)	—	1,180,000	—	129,000
Accrued advisory fees	35,438	47,568	62,270	58,541
Accrued administration fees	5,906	10,977	9,341	10,977
Accrued support service expenses	1,925	2,666	2,370	2,370
Accrued custodian fees and expenses	654	3,551	2,870	21,846
Accrued transfer agency out-of-pocket expenses	1,334	1,846	1,641	1,641
Accrued legal, audit and tax service fees	7,477	10,330	9,182	9,215
Accrued trustees’ fees and expenses and deferred compensation	380	43	38	38
Accrued other	3,694	3,770	15,619	10,494
Forward foreign currency contracts depreciation	—	5,864,723	6,752	1,694,449
Outstanding options written, at value (premiums received $670,559)	—	—	—	443,131
Swap agreements, at value	—	—	80,741	1,157,322
Total Liabilities	308,837	7,176,349	229,283	5,204,608
NET ASSETS	$39,038,004	$87,822,291	$71,081,458	$87,044,475
NET ASSETS CONSIST OF:
Paid-in capital	$20,948,489	$86,580,118	$68,932,509	$93,965,038
Undistributed/accumulated net investment income (loss)	(301)	(22,587)	(12,290,745)	(62,038)
Undistributed/accumulated net realized gain (loss)	2,042,865	—	2,630,446	(5,070,749)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	16,046,951	1,264,760	11,809,248	(1,787,776)
NET ASSETS	$39,038,004	$87,822,291	$71,081,458	$87,044,475
Class P Shares:
Shares of beneficial interest outstanding	2,613,546	9,252,185	7,265,697	9,520,125
Net Asset Value Per Share	$14.94	$9.49	$9.78	$9.14

(1)	The cost of foreign currency for the PF Currency Strategies, PF Equity Long/Short, and PF Global Absolute Return Funds was $2,170, $10,891, and $1,578,419, respectively.
(2)	The PF Currency Strategies and PF Global Absolute Return Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-4

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2017

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund	PF Developing Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,675	$135,610	$8,637	$7,071	$4,647,403	$52,658
Interest, net of foreign taxes withheld	856,171	22,476,201	1,671,320	5,441,278	—	—
Other	—	—	—	2,587	—	—
Total Investment Income	857,846	22,611,811	1,679,957	5,450,936	4,647,403	52,658

EXPENSES
Advisory fees	82,561	3,064,376	392,602	502,731	1,431,303	90,742
Administration fees	30,960	1,149,141	147,226	96,063	286,260	22,685
Support services expenses	6,391	122,642	17,011	13,688	38,336	4,285
Custodian fees and expenses	7,753	49,474	5,556	50,751	6,032	280
Shareholder report expenses	1,567	64,003	8,561	4,402	15,805	1,151
Transfer agency out-of-pocket expenses	2,366	55,108	7,745	5,337	16,048	1,623
Legal, audit and tax service fees	2,538	117,985	18,790	6,858	30,235	2,378
Trustees’ fees and expenses	1,876	34,010	5,014	3,867	10,902	1,241
Interest expense	55,425	60,617	—	—	—	—
Other	10,624	147,654	60,414	23,044	17,508	11,849
Total Expenses	202,061	4,865,010	662,919	706,741	1,852,429	136,234
Advisory Fee Waiver (1)	(3,096)	—	—	—	(28,626)	—
Adviser Expense Reimbursement (2)	(33,114)	(590,876)	(123,091)	(107,918)	(134,866)	(22,807)
Net Expenses	165,851	4,274,134	539,828	598,823	1,688,937	113,427
NET INVESTMENT INCOME (LOSS)	691,995	18,337,677	1,140,129	4,852,113	2,958,466	(60,769)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (3)	1,294,083	(9,976,327)	51,550	457,294	16,505,268	5,240,536
Closed short positions	(3,613)	(51,901)	—	—	—	—
Futures contract transactions	40,312	(474,161)	(54,075)	—	—	405,914
Swap transactions	(378,695)	(1,411,596)	—	382,009	—	—
Written option transactions	67,134	5,479,885	—	—	—	—
Foreign currency transactions	(288,831)	(1,738,324)	—	720,191	805,845	—
Net Realized Gain (Loss)	730,390	(8,172,424)	(2,525)	1,559,494	17,311,113	5,646,450

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(1,092,134)	(2,284,962)	35,066	6,144,293	17,707,712	(2,616,840)
Short positions	—	(270)	—	—	—	—
Futures contracts	(43,496)	275,124	15,582	—	—	—
Swaps	183,817	9,085,456	—	197,499	—	—
Written options	1,817	(36,996)	—	—	—	—
Foreign currencies	190,842	14,140	—	(2,100,142)	278,762	—
Change in Net Unrealized Appreciation (Depreciation)	(759,154)	7,052,492	50,648	4,241,650	17,986,474	(2,616,840)
NET GAIN (LOSS)	(28,764)	(1,119,932)	48,123	5,801,144	35,297,587	3,029,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$663,231	$17,217,745	$1,188,252	$10,653,257	$38,256,053	$2,968,841

Foreign taxes withheld on dividends and interest	$—	$27,509	$2,416	$34,650	$92,467	$—

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.
(3)	Net realized gain (loss) on investment security transactions for the PF Emerging Markets Debt Fund is net of foreign capital gains tax withheld of $18,334.

See Notes to Financial Statements

C-5

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2017

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$964,510	$910,168	$8,708,793	$5,682,251	$1,164,342	$198,637
Interest, net of foreign taxes withheld	1,261	—	—	—	—	—
Total Investment Income	965,771	910,168	8,708,793	5,682,251	1,164,342	198,637

EXPENSES
Advisory fees	650,909	914,995	2,568,776	1,291,602	605,783	164,334
Administration fees	177,521	182,999	592,794	430,534	139,796	35,214
Support services expenses	22,283	25,216	67,250	48,372	23,438	6,541
Custodian fees and expenses	3,809	5,108	11,206	9,124	2,642	854
Shareholder report expenses	9,318	9,876	31,901	23,556	7,653	2,207
Transfer agency out-of-pocket expenses	9,333	10,339	29,337	21,282	9,203	2,610
Legal, audit and tax service fees	17,029	17,593	59,659	43,755	13,107	3,423
Trustees’ fees and expenses	6,281	7,087	18,983	13,682	6,802	2,033
Other	14,255	11,082	24,665	20,041	17,112	7,704
Total Expenses	910,738	1,184,295	3,404,571	1,901,948	825,536	224,920
Advisory Fee Waiver (1)	—	(54,900)	—	—	—	(9,288)
Adviser Expense Reimbursement (2)	(82,308)	(86,301)	(243,001)	(179,812)	(79,956)	(25,372)
Net Expenses	828,430	1,043,094	3,161,570	1,722,136	745,580	190,260
NET INVESTMENT INCOME (LOSS)	137,341	(132,926)	5,547,223	3,960,115	418,762	8,377

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	4,023,389	18,997,628	7,968,281	12,613,304	25,510,523	2,296,345
Futures contract transactions	—	—	—	—	913,582	487,029
Written option transactions	—	—	—	—	—	(12,133)
Foreign currency transactions	(105)	(285)	(2,194)	797	—	(217)
Net Realized Gain (Loss)	4,023,284	18,997,343	7,966,087	12,614,101	26,424,105	2,771,024

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	11,550,079	410,030	43,755,041	28,241,550	(4,846,412)	1,485,934
Written options	—	—	—	—	—	2,972
Foreign currencies	—	13	—	(1,295)	—	—
Change in Net Unrealized Appreciation (Depreciation)	11,550,079	410,043	43,755,041	28,240,255	(4,846,412)	1,488,906
NET GAIN (LOSS)	15,573,363	19,407,386	51,721,128	40,854,356	21,577,693	4,259,930
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,710,704	$19,274,460	$57,268,351	$44,814,471	$21,996,455	$4,268,307

Foreign taxes withheld on dividends and interest	$8,675	$17,938	$167,150	$33,263	$491	$—

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-6

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2017

	PF Mid-Cap Value Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,300,168	$1,399,561	$2,732,430	$6,426,106	$1,885,881	$5,610,684
Interest, net of foreign taxes withheld	—	—	—	5,262	—	—
Total Investment Income	2,300,168	1,399,561	2,732,430	6,431,368	1,885,881	5,610,684

EXPENSES
Advisory fees	1,260,744	1,032,147	1,370,569	2,218,669	507,412	1,129,824
Administration fees	270,159	206,429	256,982	391,530	89,543	260,729
Support services expenses	38,706	30,480	26,570	52,442	15,031	30,829
Custodian fees and expenses	4,582	3,790	298,634	147,232	59,300	63,544
Shareholder report expenses	14,406	11,516	12,993	20,819	4,488	14,206
Transfer agency out-of-pocket expenses	15,706	12,450	11,662	21,451	5,738	13,275
Legal, audit and tax service fees	25,670	21,011	22,635	34,764	7,233	25,623
Trustees’ fees and expenses	10,887	8,823	7,508	14,579	4,191	8,648
Offering expenses	229	—	—	—	—	—
Other	14,874	16,742	53,449	44,727	9,817	25,596
Total Expenses	1,655,963	1,343,388	2,061,002	2,946,213	702,753	1,572,274
Advisory Fee Waiver (1)	—	—	—	—	(6,371)	—
Adviser Expense Reimbursement (2)	—	(104,811)	(433,451)	(336,014)	(46,102)	(181,721)
Net Expenses	1,655,963	1,238,577	1,627,551	2,610,199	650,280	1,390,553
NET INVESTMENT INCOME (LOSS)	644,205	160,984	1,104,879	3,821,169	1,235,601	4,220,131

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	3,184,278	14,478,068	(2,001,477)	(3,486,279)	6,345,037	(5,272,987)
Futures contract transactions	891,868	907,755	(737,603)	—	695,581	(371,476)
Foreign currency transactions	48	—	(449,614)	(116,360)	200,797	1,906,343
Net Realized Gain (Loss)	4,076,194	15,385,823	(3,188,694)	(3,602,639)	7,241,415	(3,738,120)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (3)	30,096,291	14,017,983	27,248,772	23,965,507	(712,920)	23,087,696
Foreign currencies	—	—	(12,074)	(44,802)	(10,435)	(586,573)
Change in Net Unrealized Appreciation (Depreciation)	30,096,291	14,017,983	27,236,698	23,920,705	(723,355)	22,501,123
NET GAIN (LOSS)	34,172,485	29,403,806	24,048,004	20,318,066	6,518,060	18,763,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,816,690	$29,564,790	$25,152,883	$24,139,235	$7,753,661	$22,983,134

Foreign taxes withheld on dividends and interest	$1,519	$3,391	$257,432	$677,473	$212,314	$693,556

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets Fund was net of increase in deferred foreign capital gains tax of $152,437.

See Notes to Financial Statements

C-7

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2017

	PF Real Estate Fund	PF Currency Strategies Fund	PF Equity Long/Short Fund	PF Global Absolute Return Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,368,629	$97,940	$39,335	$34,235
Interest, net of foreign taxes withheld	—	184,378	289,684	5,165,701
Total Investment Income	1,368,629	282,318	329,019	5,199,936

EXPENSES
Advisory fees	598,168	661,337	1,155,517	747,837
Administration fees	99,695	152,616	150,720	140,219
Support services expenses	12,377	21,234	23,556	20,945
Custodian fees and expenses	1,787	11,652	10,139	87,907
Shareholder report expenses	5,261	7,529	7,488	7,035
Transfer agency out-of-pocket expenses	5,193	8,501	9,132	8,230
Legal, audit and tax service fees	9,348	13,638	13,440	12,506
Trustees’ fees and expenses	3,497	5,793	6,780	5,627
Offering expenses	—	—	2,749	—
Interest expense	—	—	—	43,160
Recoupment of adviser reimbursement	—	27,181	—	9,243
Other	8,573	6,217	55,157	33,265
Total Expenses	743,899	915,698	1,434,678	1,115,974
Advisory Fee Waiver (1)	—	—	(150,720)	—
Adviser Expense Reimbursement (2)	(46,036)	—	—	(91,278)
Net Expenses	697,863	915,698	1,283,958	1,024,696
NET INVESTMENT INCOME (LOSS)	670,766	(633,380)	(954,939)	4,175,240

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (3)	5,374,002	(1,440,847)	(37,900)	(1,487,811)
Futures contract transactions	—	—	10,185,453	205,982
Swap transactions	—	—	2,977,925	240,359
Written options transactions	—	—	—	1,659,870
Foreign currency transactions	—	6,376,862	62,842	(5,204,489)
Net Realized Gain (Loss)	5,374,002	4,936,015	13,188,320	(4,586,089)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(6,722,381)	(1,321,260)	(5,412)	2,432,068
Short positions	—	—	—	92,627
Futures contracts	—	—	(1,311,322)	98,230
Swaps	—	—	(1,301,340)	(1,241,278)
Written options	—	—	—	(172,414)
Foreign currencies	—	7,740,177	(989,781)	3,974,613
Change in Net Unrealized Appreciation (Depreciation)	(6,722,381)	6,418,917	(3,607,855)	5,183,846
NET GAIN (LOSS)	(1,348,379)	11,354,932	9,580,465	597,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($677,613)	$10,721,552	$8,625,526	$4,772,997

Foreign taxes withheld on dividends and interest	$—	$—	$—	$3,065

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.
(3)	Net realized gain (loss) on investment security transactions for the PF Global Absolute Return Fund is net of foreign capital gains tax withheld of $44,585.

See Notes to Financial Statements

C-8

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
OPERATIONS
Net investment income (loss)	$691,995	$1,760,338	$18,337,677	$12,156,640	$1,140,129	$1,257,465
Net realized gain (loss)	730,390	(3,680,024)	(8,172,424)	6,996,383	(2,525)	(239,317)
Change in net unrealized appreciation (depreciation)	(759,154)	331,051	7,052,492	(14,782,041)	50,648	(582,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	663,231	(1,588,635)	17,217,745	4,370,982	1,188,252	435,299
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	—	—	(12,139,381)	(10,290,929)	(1,142,148)	(1,592,671)
Net realized gains - Class P	—	—	(9,128,858)	(14,324,419)	—	—
Net Decrease from Dividends and Distributions to Shareholders	—	—	(21,268,239)	(24,615,348)	(1,142,148)	(1,592,671)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,867,182	4,646,365	528,068,478	14,775,062	162,428,614	2,163,697
Dividends and distribution reinvestments - Class P	—	—	21,268,239	24,615,348	1,142,148	1,592,671
Cost of shares repurchased - Class P	(41,590,601)	(77,021,620)	(224,447,161)	(241,650,488)	(71,877,097)	(140,033,868)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,723,419)	(72,375,255)	324,889,556	(202,260,078)	91,693,665	(136,277,500)
NET INCREASE (DECREASE) IN NET ASSETS	(39,060,188)	(73,963,890)	320,839,062	(222,504,444)	91,739,769	(137,434,872)
NET ASSETS
Beginning of Year	52,190,284	126,154,174	421,377,095	643,881,539	75,899,250	213,334,122
End of Year	$13,130,096	$52,190,284	$742,216,157	$421,377,095	$167,639,019	$75,899,250
Undistributed/Accumulated Net Investment Income (Loss)	($65,030)	$145,729	$5,511,453	$6,325,233	$444,150	$298,368

	PF Emerging Markets Debt Fund		PF Comstock Fund		PF Developing Growth Fund
OPERATIONS
Net investment income (loss)	$4,852,113	$8,053,702	$2,958,466	$4,071,430	($60,769)	($314,173)
Net realized gain (loss)	1,559,494	(11,272,339)	17,311,113	17,201,693	5,646,450	(1,063,878)
Change in net unrealized appreciation (depreciation)	4,241,650	7,718,086	17,986,474	(39,078,900)	(2,616,840)	(11,180,886)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,653,257	4,499,449	38,256,053	(17,805,777)	2,968,841	(12,558,937)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(5,017,945)	(112,217)	(4,565,894)	(5,679,637)	—	—
Net realized gains - Class P	—	—	(15,229,937)	(25,998,618)	—	(6,615,823)
Net Decrease from Dividends and Distributions to Shareholders	(5,017,945)	(112,217)	(19,795,831)	(31,678,255)	—	(6,615,823)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	3,780,533	9,943,024	15,922,053	17,178,131	478,278	13,539,783
Dividends and distribution reinvestments - Class P	5,017,945	112,217	19,795,831	31,678,255	—	6,615,823
Cost of shares repurchased - Class P	(79,981,311)	(68,291,870)	(85,229,473)	(54,306,069)	(36,837,521)	(42,515,875)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(71,182,833)	(58,236,629)	(49,511,589)	(5,449,683)	(36,359,243)	(22,360,269)
NET INCREASE (DECREASE) IN NET ASSETS	(65,547,521)	(53,849,397)	(31,051,367)	(54,933,715)	(33,390,402)	(41,535,029)
NET ASSETS
Beginning of Year	108,161,283	162,010,680	214,771,431	269,705,146	42,195,893	83,730,922
End of Year	$42,613,762	$108,161,283	$183,720,064	$214,771,431	$8,805,491	$42,195,893
Undistributed/Accumulated Net Investment Income (Loss)	($466,021)	($2,357,046)	$1,044,255	$1,986,733	($1,836)	($32,484)

See Notes to Financial Statements

C-9

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
	PF Growth Fund		PF Large-Cap Growth Fund		PF Large-Cap Value Fund
OPERATIONS
Net investment income (loss)	$137,341	$142,844	($132,926)	($262,408)	$5,547,223	$4,590,991
Net realized gain (loss)	4,023,284	4,804,267	18,997,343	9,571,072	7,966,087	19,732,624
Change in net unrealized appreciation (depreciation)	11,550,079	(1,773,022)	410,043	(11,767,523)	43,755,041	(28,077,857)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,710,704	3,174,089	19,274,460	(2,458,859)	57,268,351	(3,754,242)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(123,468)	(616,981)	—	—	(5,153,645)	(4,585,247)
Net realized gains - Class P	(2,855,020)	(5,369,917)	(7,234,883)	(19,104,058)	(8,128,566)	(23,915,342)
Net Decrease from Dividends and Distributions to Shareholders	(2,978,488)	(5,986,898)	(7,234,883)	(19,104,058)	(13,282,211)	(28,500,589)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	36,603,565	12,728,671	15,561,817	17,679,799	163,777,327	24,816,651
Dividends and distribution reinvestments - Class P	2,978,488	5,986,898	7,234,883	19,104,058	13,282,211	28,500,589
Cost of shares repurchased - Class P	(39,879,937)	(41,098,260)	(96,607,788)	(63,420,009)	(87,465,047)	(65,494,832)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(297,884)	(22,382,691)	(73,811,088)	(26,636,152)	89,594,491	(12,177,592)
NET INCREASE (DECREASE) IN NET ASSETS	12,434,332	(25,195,500)	(61,771,511)	(48,199,069)	133,580,631	(44,432,423)
NET ASSETS
Beginning of Year	122,697,525	147,893,025	150,938,713	199,137,782	299,970,624	344,403,047
End of Year	$135,131,857	$122,697,525	$89,167,202	$150,938,713	$433,551,255	$299,970,624
Undistributed/Accumulated Net Investment Income (Loss)	$38,775	$25,065	($6,933)	($6,808)	$1,494,081	$1,102,697

	PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
OPERATIONS
Net investment income (loss)	$3,960,115	$2,884,671	$418,762	$2,470,031	$8,377	$216,736
Net realized gain (loss)	12,614,101	21,947,862	26,424,105	1,480,965	2,771,024	2,172,665
Change in net unrealized appreciation (depreciation)	28,240,255	(17,196,188)	(4,846,412)	(11,504,888)	1,488,906	(9,467,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,814,471	7,636,345	21,996,455	(7,553,892)	4,268,307	(7,077,812)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,737,963)	(2,885,953)	(1,195,977)	(1,965,042)	(197,631)	(104,146)
Net realized gains - Class P	(1,319,560)	(35,252,835)	(11,955,102)	(14,265,599)	(1,592,480)	(5,613,608)
Net Decrease from Dividends and Distributions to Shareholders	(5,057,523)	(38,138,788)	(13,151,079)	(16,230,641)	(1,790,111)	(5,717,754)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	102,856,519	22,398,161	491,250	2,030,218	388,894	1,758,665
Dividends and distribution reinvestments - Class P	5,057,523	38,138,788	13,151,079	16,230,641	1,790,111	5,717,754
Cost of shares repurchased - Class P	(58,023,374)	(89,172,638)	(126,071,438)	(43,022,595)	(48,913,308)	(21,903,458)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	49,890,668	(28,635,689)	(112,429,109)	(24,761,736)	(46,734,303)	(14,427,039)
NET INCREASE (DECREASE) IN NET ASSETS	89,647,616	(59,138,132)	(103,583,733)	(48,546,269)	(44,256,107)	(27,222,605)
NET ASSETS
Beginning of Year	211,674,624	270,812,756	169,594,584	218,140,853	58,766,611	85,989,216
End of Year	$301,322,240	$211,674,624	$66,010,851	$169,594,584	$14,510,504	$58,766,611
Undistributed/Accumulated Net Investment Income (Loss)	$776,828	$428,645	($828)	$684,289	$31,781	$277,598

See Notes to Financial Statements

C-10

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2017	Year/Period Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
	PF Mid-Cap Value Fund (1)		PF Small-Cap Value Fund		PF Emerging Markets Fund
OPERATIONS
Net investment income (loss)	$644,205	$2,261,292	$160,984	$621,459	$1,104,879	$1,160,253
Net realized gain (loss)	4,076,194	(6,220,931)	15,385,823	(2,241,069)	(3,188,694)	(18,678,978)
Change in net unrealized appreciation (depreciation)	30,096,291	(2,638,505)	14,017,983	(2,203,827)	27,236,698	611,815
Net Increase (Decrease) in Net Assets Resulting from Operations	34,816,690	(6,598,144)	29,564,790	(3,823,437)	25,152,883	(16,906,910)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,924,546)	(1,349,467)	(735,591)	(295,333)	(855,663)	(1,160,519)
Net realized gains - Class P	—	—	(4,442,493)	(1,116,470)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(1,924,546)	(1,349,467)	(5,178,084)	(1,411,803)	(855,663)	(1,160,519)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	46,317,335	273,457,147	4,938,117	72,068,525	135,052,663	52,300,891
Dividends and distribution reinvestments - Class P	1,924,546	1,349,467	5,178,084	1,411,803	855,663	1,160,519
Cost of shares repurchased - Class P	(134,785,344)	(15,891,043)	(115,237,202)	(14,722,065)	(77,634,759)	(55,586,125)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(86,543,463)	258,915,571	(105,121,001)	58,758,263	58,273,567	(2,124,715)
NET INCREASE (DECREASE) IN NET ASSETS	(53,651,319)	250,967,960	(80,734,295)	53,523,023	82,570,787	(20,192,144)
NET ASSETS
Beginning of Year or Period	250,967,960	—	199,324,399	145,801,376	118,049,469	138,241,613
End of Year or Period	$197,316,641	$250,967,960	$118,590,104	$199,324,399	$200,620,256	$118,049,469
Undistributed/Accumulated Net Investment Income (Loss)	($382,378)	$906,035	($4,881)	$574,162	($1,597,852)	($1,493,899)

	PF International Large-Cap Fund		PF International Small-Cap Fund		PF International Value Fund
OPERATIONS
Net investment income (loss)	$3,821,169	$3,155,913	$1,235,601	$1,711,951	$4,220,131	$2,626,636
Net realized gain (loss)	(3,602,639)	(3,609,384)	7,241,415	(1,749,070)	(3,738,120)	(9,436,419)
Change in net unrealized appreciation (depreciation)	23,920,705	(30,044,537)	(723,355)	248,170	22,501,123	(11,080,157)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,139,235	(30,498,008)	7,753,661	211,051	22,983,134	(17,889,940)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(4,537,465)	(2,882,307)	(1,650,584)	(3,640,853)	(5,468,588)	(2,279,281)
Net realized gains - Class P	—	—	(2,548,172)	(1,499,499)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(4,537,465)	(2,882,307)	(4,198,756)	(5,140,352)	(5,468,588)	(2,279,281)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	20,480,420	146,247,322	5,877,107	9,639,231	79,341,742	40,520,023
Dividends and distribution reinvestments - Class P	4,537,465	2,882,307	4,198,756	5,140,352	5,468,588	2,279,281
Cost of shares repurchased - Class P	(157,813,108)	(46,784,559)	(89,391,227)	(18,785,208)	(68,454,441)	(24,523,113)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(132,795,223)	102,345,070	(79,315,364)	(4,005,625)	16,355,889	18,276,191
NET INCREASE (DECREASE) IN NET ASSETS	(113,193,453)	68,964,755	(75,760,459)	(8,934,926)	33,870,435	(1,893,030)
NET ASSETS
Beginning of Year	289,863,222	220,898,467	118,558,237	127,493,163	140,760,026	142,653,056
End of Year	$176,669,769	$289,863,222	$42,797,778	$118,558,237	$174,630,461	$140,760,026
Undistributed/Accumulated Net Investment Income (Loss)	$74,419	$677,925	$9,431	($328,770)	$1,560,796	$896,960

(1)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.

See Notes to Financial Statements

C-11

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Period Ended March 31, 2016
	PF Real Estate Fund		PF Currency Strategies Fund		PF Equity Long/Short Fund (1)
OPERATIONS
Net investment income (loss)	$670,766	$1,417,277	($633,380)	($1,105,650)	($954,939)	($1,807,551)
Net realized gain (loss)	5,374,002	2,180,037	4,936,015	3,855,282	13,188,320	15,979,567
Change in net unrealized appreciation (depreciation)	(6,722,381)	(343,299)	6,418,917	(3,239,562)	(3,607,855)	15,417,103
Net Increase (Decrease) in Net Assets Resulting from Operations	(677,613)	3,254,015	10,721,552	(489,930)	8,625,526	29,589,119
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,644,503)	(1,010,714)	(9,020,580)	(2,682,631)	(12,227,818)	(23,876,574)
Net realized gains - Class P	(2,630,689)	(4,842,696)	—	—	—	—
Net Decrease from Dividends and Distributions to Shareholders	(4,275,192)	(5,853,410)	(9,020,580)	(2,682,631)	(12,227,818)	(23,876,574)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	11,536,965	23,253,133	28,511,621	6,782,211	4,528,597	166,889,425
Dividends and distribution reinvestments - Class P	4,275,192	5,853,410	9,020,580	2,682,631	12,227,818	23,876,574
Cost of shares repurchased - Class P	(42,537,880)	(5,276,790)	(78,661,680)	(66,613,675)	(109,659,401)	(28,891,808)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,725,723)	23,829,753	(41,129,479)	(57,148,833)	(92,902,986)	161,874,191
NET INCREASE (DECREASE) IN NET ASSETS	(31,678,528)	21,230,358	(39,428,507)	(60,321,394)	(96,505,278)	167,586,736
NET ASSETS
Beginning of Year or Period	70,716,532	49,486,174	127,250,798	187,572,192	167,586,736	—
End of Year or Period	$39,038,004	$70,716,532	$87,822,291	$127,250,798	$71,081,458	$167,586,736
Undistributed/Accumulated Net Investment Income (Loss)	($301)	$406,313	($22,587)	$4,697,211	($12,290,745)	($1,879,211)

	PF Global Absolute Return Fund
OPERATIONS
Net investment income (loss)	$4,175,240	$6,649,125
Net realized gain (loss)	(4,586,089)	(2,373,213)
Change in net unrealized appreciation (depreciation)	5,183,846	(6,028,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,772,997	(1,753,059)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(3,029,841)	(11,762,214)
Net realized gains - Class P	—	—
Net Decrease from Dividends and Distributions to Shareholders	(3,029,841)	(11,762,214)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	33,038,489	27,895,423
Dividends and distribution reinvestments - Class P	3,029,841	11,762,214
Cost of shares repurchased - Class P	(82,540,836)	(72,024,048)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,472,506)	(32,366,411)
NET INCREASE (DECREASE) IN NET ASSETS	(44,729,350)	(45,881,684)
NET ASSETS
Beginning of Year	131,773,825	177,655,509
End of Year	$87,044,475	$131,773,825
Undistributed/Accumulated Net Investment Income (Loss)	($62,038)	$3,606,927

(1)	PF Equity Long/Short Fund commenced operations on April 27, 2015.

See Notes to Financial Statements

C-12

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2017

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets from operations	$663,231
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(59,413,772)
Proceeds from disposition of long-term securities	114,035,241
Proceeds from securities sold short	2,234,919
Purchases to cover securities sold short	(2,238,532)
Proceeds (purchases) of short-term securities, net	403,791
Proceeds (purchases) from foreign currency transactions	129,604
(Increase) decrease in dividends and interest receivable	102,334
(Increase) decrease in receivable for securities sold	(568,668)
(Increase) decrease in receivable due from adviser	1,280
(Increase) decrease in prepaid expenses and other assets	4,502
(Increase) decrease in variation margin	(149,761)
Increase (decrease) in swap premiums	(14,996)
Increase (decrease) in payable for securities purchased	(470,249)
Increase (decrease) in payable due to brokers	(270,000)
Increase (decrease) in payable due to advisor	10,753
Increase (decrease) in accrued advisory fees	(12,291)
Increase (decrease) in accrued administration fees	(4,938)
Increase (decrease) in accrued support services expenses	(1,216)
Increase (decrease) in accrued custodian fees and expenses	(209)
Increase (decrease) in accrued transfer agency out-of-pocket expenses	(624)
Increase (decrease) in accrued legal, audit and tax service fees	(5,353)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	75
Increase (decrease) in accrued other payable	(18,783)
Change in net unrealized (appreciation) depreciation on investment securities	1,092,134
Change in net unrealized (appreciation) depreciation on swaps (3)	109,025
Change in net unrealized (appreciation) depreciation on written options	(1,817)
Change in net unrealized (appreciation) depreciation on foreign currencies	(190,842)
Net realized (gain) loss on investment security transactions	(1,294,083)
Net realized (gain) loss on closed short positions	3,613
Net realized (gain) loss on written option transactions	(67,134)
Net realized (gain) loss on foreign currency	288,831
Net amortization on investments	205,604
Net cash provided by (used in) operating activities	54,561,669

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,858,710
Payment of shares redeemed	(41,614,609)
Increase (decrease) in payable for sale-buyback financing transactions	(15,238,893)
Net cash provided by (used in) financing activities	(54,994,792)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(433,123)

CASH AND FOREIGN CURRENCY (4):
Beginning of Year	690,246
End of Year	$257,123

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.
(2)	Interest paid by the PF Inflation Managed Fund was $55,425.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregated for derivative instruments) of $190,929.

See Notes to Financial Statements

C-13

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Inflation Managed Fund
4/1/2016 - 3/31/2017	$8.73	$0.29	($0.10)	$0.19	$—	$—		$—	$8.92	0.98%	0.80%	3.35%	2.18%	$13,130	194%
4/1/2015 - 3/31/2016	8.80	0.20	(0.27)	(0.07)	—	—		—	8.73	0.79%	0.64%	2.36%	(0.80%)	52,190	89%
4/1/2014 - 3/31/2015	8.84	0.06	0.15	0.21	(0.25)	—		(0.25)	8.80	0.68%	0.58%	0.68%	2.38%	126,154	139%
4/1/2013 - 3/31/2014	9.73	0.07	(0.78)	(0.71)	(0.04)	(0.14)		(0.18)	8.84	0.64%	0.56%	0.83%	(7.40%)	185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
PF Managed Bond Fund
4/1/2016 - 3/31/2017	$10.57	$0.26	$0.10	$0.36	($0.15)	($0.11)		($0.26)	$10.67	0.64%	0.56%	2.39%	3.42%	$742,216	372%
4/1/2015 - 3/31/2016	11.06	0.28	(0.16)	0.12	(0.25)	(0.36)		(0.61)	10.57	0.64%	0.55%	2.58%	1.31%	421,377	370%
4/1/2014 - 3/31/2015	10.76	0.15	0.52	0.67	(0.17)	(0.20)		(0.37)	11.06	0.63%	0.55%	1.37%	6.32%	643,882	578%
4/1/2013 - 3/31/2014	11.11	0.13	(0.27)	(0.14)	(0.15)	(0.06)		(0.21)	10.76	0.63%	0.55%	1.16%	(1.22%)	579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
PF Short Duration Bond Fund
4/1/2016 - 3/31/2017	$9.84	$0.12	$0.01	$0.13	($0.09)	$—		($0.09)	$9.88	0.68%	0.55%	1.16%	1.36%	$167,639	233%
4/1/2015 - 3/31/2016	10.01	0.12	(0.09)	0.03	(0.20)	—		(0.20)	9.84	0.65%	0.55%	1.18%	0.35%	75,899	98%
4/1/2014 - 3/31/2015	10.05	0.11	(0.02)	0.09	(0.13)	—		(0.13)	10.01	0.64%	0.55%	1.11%	0.88%	213,334	60%
4/1/2013 - 3/31/2014	10.12	0.10	(0.04)	0.06	(0.13)	—		(0.13)	10.05	0.64%	0.55%	1.02%	0.64%	229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(5)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
PF Emerging Markets Debt Fund
4/1/2016 - 3/31/2017	$9.14	$0.72	$0.58	$1.30	($1.05)	$—		($1.05)	$9.39	1.10%	0.94%	7.58%	14.88%	$42,614	75%
4/1/2015 - 3/31/2016	8.89	0.61	(0.35)	0.26	(0.01)	—		(0.01)	9.14	1.07%	0.94%	6.91%	2.93%	108,161	80%
4/1/2014 - 3/31/2015	9.69	0.50	(0.95)	(0.45)	(0.35)	—		(0.35)	8.89	1.08%	0.94%	5.20%	(4.73%)	162,011	105%
4/1/2013 - 3/31/2014	10.53	0.47	(0.90)	(0.43)	(0.32)	(0.09)		(0.41)	9.69	1.06%	0.94%	4.71%	(3.92%)	130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PF Comstock Fund
4/1/2016 - 3/31/2017	$13.66	$0.23	$2.75	$2.98	($0.36)	($1.28)		($1.64)	$15.00	0.97%	0.89%	1.55%	21.92%	$183,720	22%
4/1/2015 - 3/31/2016	17.07	0.27	(1.46)	(1.19)	(0.36)	(1.86)		(2.22)	13.66	0.96%	0.89%	1.73%	(7.54%)	214,771	16%
4/1/2014 - 3/31/2015	17.61	0.22	1.07	1.29	(0.37)	(1.46)		(1.83)	17.07	0.96%	0.89%	1.25%	7.22%	269,705	21%
4/1/2013 - 3/31/2014	14.40	0.25	3.11	3.36	(0.15)	—		(0.15)	17.61	0.97%	0.89%	1.53%	23.36%	308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
PF Developing Growth Fund
4/1/2016 - 3/31/2017	$9.80	($0.04)	$1.74	$1.70	$—	$—		$—	$11.50	0.90%	0.75%	(0.40%)	17.35%	$8,805	123%
4/1/2015 - 3/31/2016	14.80	(0.07)	(3.18)	(3.25)	—	(1.75)		(1.75)	9.80	0.82%	0.75%	(0.51%)	(23.59%)	42,196	229%
4/1/2014 - 3/31/2015	15.54	(0.05)	1.20	1.15	—	(1.89)		(1.89)	14.80	0.82%	0.75%	(0.35%)	8.36%	83,731	264%
4/1/2013 - 3/31/2014	13.29	(0.04)	2.67	2.63	(0.02)	(0.36)		(0.38)	15.54	0.83%	0.75%	(0.28%)	19.90%	59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—		—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
PF Growth Fund
4/1/2016 - 3/31/2017	$18.82	$0.02	$2.61	$2.63	($0.02)	($0.49)		($0.51)	$20.94	0.77%	0.70%	0.12%	14.25%	$135,132	43%
4/1/2015 - 3/31/2016	19.30	0.02	0.43	0.45	(0.09)	(0.84)		(0.93)	18.82	0.76%	0.70%	0.11%	2.17%	122,698	35%
4/1/2014 - 3/31/2015	17.33	0.05	2.19	2.24	(0.13)	(0.14)		(0.27)	19.30	0.76%	0.70%	0.30%	12.96%	147,893	39%
4/1/2013 - 3/31/2014	13.93	0.03	3.47	3.50	(0.10)	—		(0.10)	17.33	0.79%	0.70%	0.20%	25.15%	101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%
PF Large-Cap Growth Fund
4/1/2016 - 3/31/2017	$9.24	($0.01)	$1.50	$1.49	$—	($0.62)		($0.62)	$10.11	0.97%	0.86%	(0.11%)	16.74%	$89,167	80%
4/1/2015 - 3/31/2016	10.71	(0.02)	(0.17)	(0.19)	—	(1.28)		(1.28)	9.24	0.96%	0.86%	(0.15%)	(2.67%)	150,939	83%
4/1/2014 - 3/31/2015	10.28	(0.02)	1.51	1.49	—	(1.06)		(1.06)	10.71	0.96%	0.86%	(0.16%)	14.84%	199,138	100%
4/1/2013 - 3/31/2014	10.40	(0.01)	2.41	2.40	(0.02)	(2.50)		(2.52)	10.28	0.97%	0.84%	(0.06%)	23.58%	172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)		(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
PF Large-Cap Value Fund
4/1/2016 - 3/31/2017	$14.78	$0.22	$2.11	$2.33	($0.20)	($0.31)		($0.51)	$16.60	0.86%	0.80%	1.40%	15.88%	$433,551	21%
4/1/2015 - 3/31/2016	16.46	0.23	(0.43)	(0.20)	(0.22)	(1.26)		(1.48)	14.78	0.86%	0.80%	1.45%	(1.29%)	299,971	10%
4/1/2014 - 3/31/2015	16.71	0.23	1.36	1.59	(0.38)	(1.46)		(1.84)	16.46	0.86%	0.80%	1.37%	9.40%	344,403	13%
4/1/2013 - 3/31/2014	13.96	0.36	2.62	2.98	(0.23)	—		(0.23)	16.71	0.86%	0.80%	2.33%	21.41%	380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—		(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-14

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Main Street Core Fund
4/1/2016 - 3/31/2017	$12.16	$0.18		$1.91	$2.09	($0.16)	($0.06)	($0.22)	$14.03	0.66%	0.60%	1.38%	17.29%	$301,322	51%
4/1/2015 - 3/31/2016	14.26	0.17		0.26	0.43	(0.16)	(2.37)	(2.53)	12.16	0.66%	0.60%	1.27%	2.87%	211,675	50%
4/1/2014 - 3/31/2015	14.85	0.16		1.51	1.67	(0.14)	(2.12)	(2.26)	14.26	0.66%	0.60%	1.06%	11.36%	270,813	46%
4/1/2013 - 3/31/2014	12.20	0.13		2.65	2.78	(0.13)	—	(0.13)	14.85	0.67%	0.60%	0.99%	22.84%	257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14		0.96	1.10	(0.16)	—	(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
PF Mid-Cap Equity Fund
4/1/2016 - 3/31/2017	$10.63	$0.05		$2.43	$2.48	($0.17)	($1.94)	($2.11)	$11.00	0.89%	0.80%	0.45%	24.02%	$66,011	101%
4/1/2015 - 3/31/2016	12.15	0.15		(0.59)	(0.44)	(0.12)	(0.96)	(1.08)	10.63	0.86%	0.80%	1.34%	(3.79%)	169,595	184%
4/1/2014 - 3/31/2015	12.84	0.05		0.80	0.85	(0.03)	(1.51)	(1.54)	12.15	0.86%	0.80%	0.40%	7.44%	218,141	172%
4/1/2013 - 3/31/2014	11.00	0.04		2.84	2.88	(0.06)	(0.98)	(1.04)	12.84	0.87%	0.80%	0.36%	26.82%	171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06		0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
PF Mid-Cap Growth Fund
4/1/2016 - 3/31/2017	$7.11	$0.00	(5)	$0.93	$0.93	($0.09)	($0.83)	($0.92)	$7.12	0.96%	0.82%	0.04%	13.67%	$14,511	19%
4/1/2015 - 3/31/2016	8.71	0.03		(0.89)	(0.86)	(0.01)	(0.73)	(0.74)	7.11	0.91%	0.80%	0.32%	(10.01%)	58,767	43%
4/1/2014 - 3/31/2015	8.17	0.01		0.92	0.93	(0.01)	(0.38)	(0.39)	8.71	0.91%	0.80%	0.08%	11.57%	85,989	35%
4/1/2013 - 3/31/2014	8.58	(0.01)		1.93	1.92	(0.01)	(2.32)	(2.33)	8.17	0.93%	0.83%	(0.09%)	23.39%	90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05		(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
PF Mid-Cap Value Fund
4/1/2016 - 3/31/2017	$9.72	$0.04		$1.93	$1.97	($0.13)	$—	($0.13)	$11.56	0.92%	0.92%	0.36%	20.36%	$197,317	56%
7/29/2015 - 3/31/2016	10.00	0.09		(0.32)	(0.23)	(0.05)	—	(0.05)	9.72	0.93%	0.93%	1.34%	(2.30%)	250,968	32%
PF Small-Cap Value Fund
4/1/2016 - 3/31/2017	$10.14	$0.01		$2.44	$2.45	($0.07)	($0.43)	($0.50)	$12.09	0.98%	0.90%	0.12%	23.99%	$118,590	49%
4/1/2015 - 3/31/2016	10.45	0.03		(0.27)	(0.24)	(0.01)	(0.06)	(0.07)	10.14	0.96%	0.90%	0.33%	(2.29%)	199,324	55%
4/1/2014 - 3/31/2015	13.55	0.07		1.17	1.24	(0.14)	(4.20)	(4.34)	10.45	0.96%	0.90%	0.55%	11.55%	145,801	140%
4/1/2013 - 3/31/2014	12.15	0.20		1.98	2.18	(0.16)	(0.62)	(0.78)	13.55	0.97%	0.90%	1.52%	18.13%	147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22		1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
PF Emerging Markets Fund
4/1/2016 - 3/31/2017	$12.09	$0.08		$1.71	$1.79	($0.07)	$—	($0.07)	$13.81	1.20%	0.95%	0.64%	14.83%	$200,620	69%
4/1/2015 - 3/31/2016	13.58	0.10		(1.47)	(1.37)	(0.12)	—	(0.12)	12.09	1.23%	0.95%	0.84%	(10.09%)	118,049	65%
4/1/2014 - 3/31/2015	14.75	0.12		(0.71)	(0.59)	(0.19)	(0.39)	(0.58)	13.58	1.23%	0.95%	0.81%	(4.15%)	138,242	40%
4/1/2013 - 3/31/2014	14.22	0.09		0.83	0.92	(0.10)	(0.29)	(0.39)	14.75	1.27%	0.95%	0.59%	6.43%	153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08		0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
PF International Large-Cap Fund
4/1/2016 - 3/31/2017	$16.69	$0.25		$1.58	$1.83	($0.33)	$—	($0.33)	$18.19	1.13%	1.00%	1.46%	11.17%	$176,670	16%
4/1/2015 - 3/31/2016	18.50	0.20		(1.85)	(1.65)	(0.16)	—	(0.16)	16.69	1.10%	1.00%	1.17%	(8.93%)	289,863	24%
4/1/2014 - 3/31/2015	18.46	0.29		0.01	0.30	(0.26)	—	(0.26)	18.50	1.10%	1.00%	1.56%	1.70%	220,898	41%
4/1/2013 - 3/31/2014	16.48	0.22		1.97	2.19	(0.21)	—	(0.21)	18.46	1.10%	1.00%	1.23%	13.28%	240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23		1.40	1.63	(0.27)	—	(0.27)	16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%
PF International Small-Cap Fund
4/1/2016 - 3/31/2017	$10.27	$0.21		$1.10	$1.31	($0.41)	($0.67)	($1.08)	$10.50	1.18%	1.09%	2.07%	13.85%	$42,798	53%
4/1/2015 - 3/31/2016	10.69	0.15		(0.12)	0.03	(0.32)	(0.13)	(0.45)	10.27	1.11%	1.08%	1.37%	0.22%	118,558	51%
1/14/2015 - 3/31/2015	10.00	0.03		0.66	0.69	—	—	—	10.69	1.24%	1.08%	1.34%	6.90%	127,493	8%
PF International Value Fund
4/1/2016 - 3/31/2017	$8.35	$0.21		$1.03	$1.24	($0.28)	$—	($0.28)	$9.31	0.90%	0.80%	2.43%	15.15%	$174,630	67%
4/1/2015 - 3/31/2016	9.51	0.16		(1.19)	(1.03)	(0.13)	—	(0.13)	8.35	0.92%	0.80%	1.80%	(10.87%)	140,760	73%
4/1/2014 - 3/31/2015	10.33	0.22		(0.65)	(0.43)	(0.39)	—	(0.39)	9.51	0.91%	0.80%	2.19%	(4.07%)	142,653	87%
4/1/2013 - 3/31/2014	9.10	0.39		1.08	1.47	(0.24)	—	(0.24)	10.33	0.91%	0.80%	3.89%	16.15%	176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20		0.51	0.71	(0.23)	—	(0.23)	9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-15

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Real Estate Fund
4/1/2016 - 3/31/2017	$15.99	$0.16	($0.18)	($0.02)	($0.39)	($0.64)	($1.03)	$14.94	1.12%	1.05%	1.01%	(0.14%)	$39,038	27%
4/1/2015 - 3/31/2016	16.87	0.36	0.15	0.51	(0.23)	(1.16)	(1.39)	15.99	1.12%	1.05%	2.33%	3.61%	70,717	26%
4/1/2014 - 3/31/2015	14.19	0.22	3.11	3.33	(0.31)	(0.34)	(0.65)	16.87	1.11%	1.05%	1.41%	23.69%	49,486	34%
4/1/2013 - 3/31/2014	13.67	0.21	0.54	0.75	(0.23)	—	(0.23)	14.19	1.12%	1.05%	1.52%	5.61%	73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
PF Currency Strategies Fund
4/1/2016 - 3/31/2017	$9.75	($0.06)	$0.90	$0.84	($1.10)	$—	($1.10)	$9.49	0.90%	0.90%	(0.62%)	8.95%	$87,822	0%
4/1/2015 - 3/31/2016	9.92	(0.08)	0.11	0.03	(0.20)	—	(0.20)	9.75	0.86%	0.86%	(0.78%)	0.35%	127,251	82%
4/1/2014 - 3/31/2015	9.41	(0.07)	0.79	0.72	(0.21)	—	(0.21)	9.92	0.86%	0.86%	(0.76%)	7.69%	187,572	141%
4/1/2013 - 3/31/2014	10.32	(0.07)	(0.52)	(0.59)	(0.32)	—	(0.32)	9.41	0.89%	0.85%	(0.68%)	(5.98%)	131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—	—	—	10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%
PF Equity Long/Short Fund
4/1/2016 - 3/31/2017	$10.31	($0.10)	$1.38	$1.28	($1.81)	$—	($1.81)	$9.78	1.43%	1.28%	(0.95%)	13.10%	$71,081	0%
4/27/2015 - 3/31/2016	10.00	(0.12)	2.09	1.97	(1.66)	—	(1.66)	10.31	1.42%	1.27%	(1.21%)	20.01%	167,587	0%
PF Global Absolute Return Fund
4/1/2016 - 3/31/2017	$9.04	$0.41	$0.02	$0.43	($0.33)	$—	($0.33)	$9.14	1.19%	1.10%	4.47%	4.80%	$87,044	100%
4/1/2015 - 3/31/2016	10.03	0.47	(0.61)	(0.14)	(0.85)	—	(0.85)	9.04	1.17%	1.08%	4.87%	(1.46%)	131,774	127%
4/1/2014 - 3/31/2015	9.69	0.48	0.39	0.87	(0.53)	—	(0.53)	10.03	1.21%	1.10%	4.82%	9.13%	177,656	132%
4/1/2013 - 3/31/2014	10.19	0.36	(0.65)	(0.29)	(0.20)	(0.01)	(0.21)	9.69	1.36%	1.18%	3.64%	(2.80%)	198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)	—	(0.01)	10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(4)	The total returns include reinvestment of all dividends and capital gains distribution, if any. Total returns are not annualized for periods less than one full year.
(5)	Reflects an amount rounding to less than $0.01 per share.

See Notes to Financial Statements

C-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2017, the Trust was comprised of forty separate funds, twenty-two of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”). All of the Funds listed in the table below (collectively known as the “PF Underlying Funds”) offer Class P shares only, which are sold at net asset value:

PF Underlying Funds
PF Inflation Managed Fund	PF Large-Cap Value Fund	PF International Small-Cap Fund
PF Managed Bond Fund	PF Main Street® Core Fund	PF International Value Fund
PF Short Duration Bond Fund	PF Mid-Cap Equity Fund	PF Real Estate Fund
PF Emerging Markets Debt Fund	PF Mid-Cap Growth Fund	PF Currency Strategies Fund
PF Comstock Fund	PF Mid-Cap Value Fund	PF Equity Long/Short Fund
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	PF Small-Cap Value Fund	PF Global Absolute Return Fund
PF Growth Fund	PF Emerging Markets Fund
PF Large-Cap Growth Fund	PF International Large-Cap Fund

Presently, only the following Fund of Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds, Pacific FundsSM Floating Rate Income, Pacific FundsSM Core Income, Pacific FundsSM High Income, and Pacific FundsSM Small-Cap Growth.

Fund of Funds
Pacific FundsSM Portfolio Optimization Conservative*	Pacific FundsSM Portfolio Optimization Growth*
Pacific FundsSM Portfolio Optimization Moderate-Conservative*	Pacific FundsSM Portfolio Optimization Aggressive-Growth*
Pacific FundsSM Portfolio Optimization Moderate*	Pacific FundsSM Diversified Alternatives

*	These Funds are collectively known as the “Portfolio Optimization Funds”.

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, Pacific Funds Core Income, Pacific Funds High Income and Pacific Funds Small-Cap Growth, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-21.

On August 3, 2016 and January 31, 2017, the PF Absolute Return and PF Floating Rate Loan Funds, respectively, were liquidated pursuant to plans of liquidation approved by the Trust’s Board of Trustees. Because the PF Absolute Return and PF Floating Rate Loan Funds were liquidated prior to March 31, 2017, no financial information is presented in this report.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS

On October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and amended existing rules intended to modernize reporting and enhance the disclosure of information for most registered investment companies (the “Reporting Rules”). The Reporting Rules include amendments relating to Regulation S-X, which will modify the form and content of the financial statements of the Trust. For the Trust, the effective date of the Reporting Rules is June 1, 2018. At this time, management is evaluating the implications of the Reporting Rules and determining its impact on the Trust’s financial statements and accompanying notes.

On November 17, 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Trust, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

On December 14, 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements that made technical changes to various sections of the accounting standards codification (“ASC”), including modifications to Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. A reporting entity should disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of this ASU and its impact on the financial statements of the Trust.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2017, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to exchange listed option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within the next two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

As of March 31, 2017, the PF Emerging Markets Debt Fund held 38,624 Argentine Peso ($2,510 USD equivalent) restricted foreign cash, which represents cash deposits in financial institutions located in Argentina. The Trust has been advised that such cash cannot be withdrawn without the written approval of the Banco Central de la Republica Argentina (“Central Bank of Argentina”) and that, as of March 31, 2017, the Central Bank of Argentina is not providing written approval to withdraw cash for entities not domiciled in Argentina.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2017, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2017, none of the Funds presented in this report had any unfunded loan commitments.

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Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of

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ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: the PF Inflation Managed Fund used futures to manage interest rate risk and yield curve exposures, to manage duration, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Managed Bond Fund used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Developing Growth, PF Mid-Cap Equity, PF Mid-Cap Growth, PF Mid-Cap Value, PF Small-Cap Value, PF Emerging Markets, PF International Small-Cap, and PF International Value Funds utilized futures to gain market exposure with the cash generated during PLFA’s allocation of assets related to the Funds of Funds. The PF International Value Fund also used futures to gain exposure to the equity markets. The PF Equity Long/Short Fund used futures to gain exposure to equity indices. The PF Global Absolute Return Fund entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equity markets, to manage exposure to various securities markets and movements in interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased and wrote options and swaptions on futures, currencies, volatility and swaps as a means of capitalizing on anticipated changes in market volatility, to manage duration and yield curve exposure, and to generate income. The PF Inflation Managed and PF Managed Bond Funds also held inflation caps and floors to hedge duration. The PF Mid-Cap Growth Fund purchased and wrote options to gain exposure to certain companies, to generate income, as a liquidity enhancement for entering and existing equity positions, and to hedge

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NOTES TO FINANCIAL STATEMENTS (Continued)

market risk on equity investments. The PF Currency Strategies Fund purchased options to hedge risk on currency investments. The PF Global Absolute Return Fund purchased and wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased and sold Forward Contracts in connection with settling planned purchases or sales of investments, to hedge and manage the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, and as part of the investment strategy of these Funds. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Comstock Fund entered into Forward Contracts for risk management purposes to mitigate currency risk and isolate securities selection as the primary driver of performance. The PF International Value Fund entered into Forward Contracts for risk management purposes to manage currency deviations relative to the benchmark. The PF Currency Strategies and PF Equity Long/Short Funds purchased and sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Funds’ returns against adverse currency movements and as a part of the investment strategy of these Funds. The PF Global Absolute Return Fund entered into Forward Contracts to hedge against currency exposure associated with some or all of the Fund’s investments, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, to manage duration and yield curve exposure, as a substitute for cash bond exposure, and as part of each Funds’ investment strategy. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Global Absolute Return Fund entered into interest rate swaps to gain or hedge interest rate risk, to gain or mitigate exposure to various markets, and to increase returns.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the following Funds entered into cross-currency swaps for the reasons described: the PF Emerging Markets Debt Fund utilized cross-currency swaps to manage interest rate risk. The PF Global Absolute Return Fund entered into cross-currency swaps to gain or mitigate exposure on currency risk, for purposes of hedging, and as part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2017 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: the PF Inflation Managed Fund entered into credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield or emerging market sectors. The PF Inflation Managed Fund also purchased credit protection through credit default swaps to reduce credit exposure to individual issuers, reduce broad credit risk, and to benefit from price differences between derivatives and cash bonds. The PF Managed Bond Fund entered into credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging markets or mortgage sectors through the use of credit default swaps on credit indices. The PF Global Absolute Return Fund entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities or to a specific debt security or a basket of debt securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: the PF Emerging Markets Debt Fund entered into total return swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Equity Long/Short Fund used total return swaps to gain exposure to various markets.

A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swap agreements outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the PF Equity Long/Short Fund entered into total return basket swaps to gain exposure to equity indices and to gain security level stock exposure.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. None of the Funds presented in these financial statements held volatility swaps as of March 31, 2017.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value	Swap agreements, at value
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2017:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2017	Credit Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts
PF Inflation Managed	$148,078	$—		$—		$19,524		$128,554	*
PF Managed Bond	8,867,994	439,017	*	—		3,392,307	*	5,036,670	*
PF Short Duration Bond	42,935	—		—		—		42,935	*
PF Emerging Markets Debt	1,057,237	—		—		423,052		634,185	*
PF International Value	347,572	—		—		347,572		—
PF Currency Strategies	8,676,518	—		—		8,676,518		—
PF Equity Long/Short	12,020,861	—		11,898,443	*	122,418		—
PF Global Absolute Return	4,377,222	1,050,113	*	358,469	*	2,003,307		965,333	*

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2017	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($118,109)	($607	)*	$—		($20,635)	($96,867	)*
PF Managed Bond	(6,961,608)	(596,516	)*	—		(3,271,006)*	(3,094,086	)*
PF Short Duration Bond	(27,243)	—		—		—	(27,243	)*
PF Emerging Markets Debt	(710,216)	—		—		(703,016)	(7,200	)*
PF Comstock	(204,775)	—		—		(204,775)	—
PF International Value	(193,404)	—		—		(193,404)	—
PF Currency Strategies	(5,864,723)	—		—		(5,864,723)	—
PF Equity Long/Short	(206,778)	—		(200,026	)*	(6,752)	—
PF Global Absolute Return	(4,934,953)	(1,622,642	)*	(142	)*	(2,167,981)	(1,144,188	)*

*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared options, and/or centrally cleared swaps as reported in the Notes to Schedules of Investments.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($265,909)	($55,883)	$—	$115,267	($325,293)
PF Managed Bond	1,325,655	(77,846)	—	2,246,600	(843,099)
PF Short Duration Bond	(54,075)	—	—	—	(54,075)
PF Emerging Markets Debt	1,751,094	—	—	1,371,028	380,066
PF Developing Growth	405,914	—	405,914	—	—
PF Mid-Cap Equity	913,582	—	913,582	—	—
PF Mid-Cap Growth	338,510	—	338,510	—	—
PF Mid-Cap Value	891,868	—	891,868	—	—
PF Small-Cap Value	907,755	—	907,755	—	—
PF Emerging Markets	(737,603)	—	(737,603)	—	—
PF International Small-Cap	695,581	—	695,581	—	—
PF International Value	2,129,049	—	(371,476)	2,500,525	—
PF Currency Strategies	5,334,504	—	—	5,334,504	—
PF Equity Long/Short	12,999,367	—	13,163,378	(164,011)	—
PF Global Absolute Return	(3,121,524)	(737,225)	92,365	(3,588,865)	1,112,201

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$386,613	$38,379	$—	$189,590	$158,644
PF Managed Bond	10,288,589	203,224	—	1,209,005	8,876,360
PF Short Duration Bond	15,582	—	—	—	15,582
PF Emerging Markets Debt	(1,900,291)	—	—	(2,081,186)	180,895
PF Comstock	282,650	—	—	282,650	—
PF Mid-Cap Growth	92,907	—	92,907	—	—
PF International Value	(566,579)	—	—	(566,579)	—
PF Currency Strategies	7,377,582	—	—	7,377,582	—
PF Equity Long/Short	(3,602,917)	—	(2,612,662)	(990,255)	—
PF Global Absolute Return	2,389,475	(142,141)	45,503	3,780,963	(1,294,850)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the average number of positions and values of derivative investments by derivative type for the year ended March 31, 2017:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	8	$10,432	32	($14,662)	33	$7,110	32	($90,692)
PF Managed Bond	32	(13,819)	73	381,115	83	(100,072)	49	(4,814,506)
PF Short Duration Bond	3	419	—	—	—	—	—	—
PF Emerging Markets Debt	—	—	117	(24,831)	—	—	20	909,690
PF Comstock	—	—	18	(4,374)	—	—	—	—
PF Mid-Cap Growth	—	—	—	—	4	(55,455)	—	—
PF International Value	—	—	41	379,959	—	—	—	—
PF Currency Strategies	—	—	93	391,536	8	395,475	—	—
PF Equity Long/Short	13	433,412	21	193,687	—	—	15	9,468,555
PF Global Absolute Return	4	(74,665)	155	(1,410,836)	20	792,997	164	1,197,368

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the year ended March 31, 2017. The realized gains and losses on futures contract transactions as disclosed in the Statements of Operations serve as indicators of volume of futures contracts activity for the PF Developing Growth, PF Mid-Cap Equity, PF Mid-Cap Growth, PF Mid-Cap Value, PF Small-Cap Value, PF Emerging Markets, PF International Small-Cap, and PF International Value Funds.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of March 31, 2017:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities

PF Inflation Managed
Swap agreements	$—	$—	$—	$—	($11,039)	$—	$—	($11,039)
Option contracts	30,520	—	—	30,520	(8,710)	—	—	(8,710)
Forward foreign currency contracts	19,524	(9,074)	—	10,450	(20,635)	9,074	—	(11,561)
Sale-buyback financing transactions					(3,601,836)	3,533,710	—	(68,126)

PF Managed Bond
Swap agreements	72,677	(4,485)	(31,106)	37,086	(4,485)	4,485	—	—
Option contracts	1,019,881	(45,968)	—	973,913	(206,123)	45,968	119,146	(41,009)
Forward foreign currency contracts	2,085,273	(928,281)	(988,894)	168,098	(2,610,662)	928,281	459,907	(1,222,474)
Sale-buyback financing transactions					(43,991,628)	43,620,606	240,000	(131,022)

PF Emerging Markets Debt
Swap agreements	614,809	(23)	—	614,786	(23)	23	—	—
Forward foreign currency contracts	423,052	(255,997)	—	167,055	(703,016)	255,997	426,718	(20,301)

PF Comstock
Forward foreign currency contracts	—	—	—	—	(204,775)	—	—	(204,775)

PF International Value
Forward foreign currency contracts	347,572	(72,806)	—	274,766	(193,404)	72,806	—	(120,598)

PF Currency Strategies
Option contracts	334,077	—	—	334,077	—	—	—	—
Forward foreign currency contracts	8,342,441	(4,720,685)	(1,941,244)	1,680,512	(5,864,723)	4,720,685	269,245	(874,793)

PF Equity Long/Short
Swap agreements	11,768,072	(80,741)	—	11,687,331	(80,741)	80,741	—	—
Forward foreign currency contracts	122,418	(6,752)	—	115,666	(6,752)	6,752	—	—

PF Global Absolute Return
Swap agreements	1,152,008	(954,397)	(48,827)	148,784	(1,157,322)	954,397	14,790	(188,135)
Option contracts	1,021,115	(438,650)	(300,744)	281,721	(443,131)	438,650	—	(4,481)
Forward foreign currency contracts	1,285,536	(1,173,647)	(55,470)	56,419	(1,694,449)	1,173,647	25,747	(495,055)

As of March 31, 2017, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements, except for the PF Global Absolute Return Fund, exceeded the value of the repurchase agreements as of March 31, 2017. For the PF Global Absolute Return Fund (see page B-96), the value of the related collateral (Spain Government) of $995,217 held by the Fund for a repurchase agreement (JPMorgan Chase & Co), which was entered into by the Fund for the purpose of selling a security short, exceeded 95% of the value of the repurchase price of the repurchase agreement ($1,013,822) as of March 31, 2017. As discussed in Note 4 on page D-9, in the case of a repurchase agreement entered into by a Fund for the purposes of selling a security short, the value of the collateral delivered to a Fund must be equal to or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. For the PF Underlying Funds, PLFA has retained other investment management firms to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund:

PF Inflation Managed (1)	0.40%	PF Large-Cap Value	0.65%	PF International Small-Cap (3)	0.85%
PF Managed Bond	0.40%	PF Main Street Core	0.45%	PF International Value	0.65%
PF Short Duration Bond	0.40%	PF Mid-Cap Equity	0.65%	PF Real Estate	0.90%
PF Emerging Markets Debt	0.785%	PF Mid-Cap Growth (2)	0.70%	PF Currency Strategies	0.65%
PF Comstock (2)	0.75%	PF Mid-Cap Value	0.70%	PF Equity Long/Short (2)	1.15%
PF Developing Growth	0.60%	PF Small-Cap Value	0.75%	PF Global Absolute Return	0.80%
PF Growth	0.55%	PF Emerging Markets	0.80%
PF Large-Cap Growth (2)	0.75%	PF International Large-Cap	0.85%

(1)	PLFA waived advisory fees of 0.02% for the PF Inflation Managed Fund through October 31, 2016.
(2)	PLFA agreed to waive its advisory fees through July 31, 2017 for the following Funds: 0.015% for the PF Comstock Fund; 0.045% for the PF Large-Cap Growth Fund; 0.025% (0.05% prior to August 1, 2016) for the PF Mid-Cap Growth Fund; and 0.15% for the PF Equity Long/Short Fund. There is no guarantee that PLFA will continue such waivers after that date.
(3)	PLFA waived advisory fees of 0.02% for the PF International Small-Cap Fund through July 31, 2016.

Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise the PF Underlying Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2017, the following firms serve as sub-advisers for their respective Funds:

Fund	Sub-Adviser	Fund	Sub-Adviser
PF Inflation Managed	Pacific Investment Management Company LLC (1)	PF Mid-Cap Equity	Scout Investments, Inc.
PF Managed Bond	Pacific Investment Management Company LLC and Western Asset Management Company (co-sub-advisers)	PF Mid-Cap Growth	Ivy Investment Management Company
PF Short Duration Bond	T. Rowe Price Associates, Inc.	PF Mid-Cap Value	Boston Partners Global Investors, Inc.
PF Emerging Markets Debt	Ashmore Investment Management Limited	PF Small-Cap Value	AllianceBernstein L.P.
PF Comstock	Invesco Advisers, Inc.	PF International Small-Cap	QS Investors, LLC
PF Developing Growth	Lord, Abbett & Co. LLC	PF International Value (2)	J.P. Morgan Investment Management Inc.
PF Growth PF International Large-Cap	MFS Investment Management	PF Real Estate	Morgan Stanley Investment Management Inc.
PF Large-Cap Growth	BlackRock Investment Management, LLC	PF Currency Strategies	Macro Currency Group and UBS Asset Management (Americas) Inc. (co-sub- advisers)
PF Large-Cap Value	ClearBridge Investments, LLC	PF Equity Long/Short	AQR Capital Management, LLC
PF Main Street Core PF Emerging Markets	OppenheimerFunds, Inc.	PF Global Absolute Return	Eaton Vance Investment Managers

(1) Western Asset Management Company was terminated as co-sub-adviser of the PF Inflation Managed Fund effective October 31, 2016.

(2) Effective May 1, 2017, Wellington Management Company LLP will serve as sub-advisor of the PF International Value Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PF Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2017 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2017 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund (other than the PF Equity Long/Short Fund) presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses; and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PF Underlying Funds, except the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.15% through July 31, 2017 and 0.30% thereafter through July 31, 2022. The expense cap for the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.25% through July 31, 2017. There is no expense cap for the PF Equity Long/Short Fund.

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment). Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended March 31, 2017 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2017 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2017 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration Date
Fund	3/31/2018	3/31/2019	3/31/2020
PF Inflation Managed	$150,774	$95,880	$33,114
PF Managed Bond	512,975	415,627	590,876
PF Short Duration Bond	214,257	108,855	123,091
PF Emerging Markets Debt	219,179	154,900	107,918
PF Comstock	174,160	145,785	134,866
PF Developing Growth	50,330	45,591	22,807
PF Growth	81,452	80,955	82,308
PF Large-Cap Growth	113,036	100,786	86,301
PF Large-Cap Value	211,881	188,396	243,001
PF Main Street Core	154,305	134,981	179,812
PF Mid-Cap Equity	116,418	116,181	79,956
PF Mid-Cap Growth	53,935	42,669	25,372
PF Small-Cap Value	90,161	120,806	104,811
PF Emerging Markets	445,820	383,441	433,451
PF International Large-Cap	253,588	282,785	336,014
PF International Small-Cap	37,089	17,806	46,102
PF International Value	182,705	181,062	181,721
PF Real Estate	40,632	41,737	46,036
PF Currency Strategies	4,400	—	—
PF Global Absolute Return	210,688	117,298	91,278

Total	$3,317,785	$2,775,541	$2,948,835

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended March 31, 2017, PLFA recouped from following Funds under the expense limitation agreement:

Fund	Amount Recouped
PF Currency Strategies	$27,181
PF Global Absolute Return	9,243

There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the year ended March 31, 2017.

C. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, Pacific Funds High Income, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and/or Pacific Funds Small-Cap Growth, and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2017, such expenses increased by $4,132 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2017, the total amount in the DCP Liability accounts was $48,477 for all applicable Funds presented in these financial statements.

D. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

E. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

F. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the year ended March 31, 2017, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Fund	Purchases	Sales	Net Realized Gain (Loss)
PF Comstock	$—	$16,012,933	$3,956,544
PF Large-Cap Growth	—	9,891,140	1,177,055
PF Large-Cap Value	19,463,531	—	—
PF Main Street Core	18,274,416	—	—
PF Mid-Cap Equity	—	2,818,425	431,066
PF Mid-Cap Growth	—	1,583,685	(51,666)
PF Mid-Cap Value	—	7,635,397	(14,662)
PF International Value	203,633	—	—

	$37,941,580	$37,941,580	$5,498,337

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

8. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2017, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Inflation Managed	$57,236,689	$102,984,683	$1,876,976	$10,906,452
PF Managed Bond	3,041,144,159	2,850,261,556	341,698,432	159,202,634
PF Short Duration Bond	197,971,506	175,719,947	103,149,371	44,043,229
PF Emerging Markets Debt	—	—	44,971,695	114,227,765
PF Comstock	—	—	40,964,007	98,955,472
PF Developing Growth	—	—	20,035,246	55,055,333
PF Growth	—	—	50,777,805	55,291,648
PF Large-Cap Growth	—	—	98,067,747	178,634,065
PF Large-Cap Value	—	—	159,775,172	80,994,908
PF Main Street Core	—	—	196,965,672	141,806,163
PF Mid-Cap Equity	—	—	96,788,304	220,283,682
PF Mid-Cap Growth	—	—	4,726,003	51,965,694
PF Mid-Cap Value	—	—	102,104,165	187,497,766
PF Small-Cap Value	—	—	67,592,913	175,857,045
PF Emerging Markets	—	—	168,812,626	111,212,446
PF International Large-Cap	—	—	42,144,088	174,181,705
PF International Small-Cap	—	—	32,222,447	111,535,632
PF International Value	—	—	128,542,888	112,728,789
PF Real Estate	—	—	17,414,251	47,002,648
PF Currency Strategies	—	—	—	5,574,662
PF Global Absolute Return	842,720	271,396	72,711,451	125,000,904

9. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2017, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$3,601,836	$—	$—	$3,601,836

Total borrowings		$—	$3,601,836	$—	$—	$3,601,836

PF Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$43,991,628	$—	$—	$43,991,628

Total borrowings		$—	$43,991,628	$—	$—	$43,991,628

10. FEDERAL TAX INCOME INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2017, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2017:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Inflation Managed	($8,928,246)	$14,988	$—	$—	$—	$—	$—
PF Managed Bond	—	7,929,330	—	—	1,568,035	6,164,047	7,732,082
PF Short Duration Bond	(2,149,747)	445,436	—	—	—	—	—
PF Emerging Markets Debt	(7,398,100)	—	—	—	—	—	—
PF Comstock	—	830,246	2,991,960	—	—	—	—
PF Developing Growth	(2,215,588)	—	—	—	—	—	—
PF Growth	—	29,174	1,153,051	—	—	—	—
PF Large-Cap Growth	—	—	11,509,956	—	—	—	—
PF Large-Cap Value	—	2,848,045	1,170,086	—	—	—	—
PF Main Street Core	—	1,922,252	10,268,098	—	—	—	—
PF Mid-Cap Equity	—	1,551,936	5,478,158	—	—	—	—
PF Mid-Cap Growth	—	23,135	388,038	—	—	—	—
PF Mid-Cap Value	(620,529)	—	—	385,635	—	—	385,635
PF Small-Cap Value	—	—	9,380,696	13,655	—	—	13,655
PF Emerging Markets	(22,986,989)	576,473	—	—	—	—	—
PF International Large-Cap	(12,202,249)	503,272	—	—	—	—	—
PF International Small-Cap	—	246,303	868,470	—	—	—	—
PF International Value	(52,761,603)	2,127,911	—	—	—	—	—
PF Real Estate	—	—	3,362,395	—	102,665	—	102,665
PF Currency Strategies	—	2,053,776	—	—	—	—	—
PF Equity Long/Short	—	—	2,616,453	491,043	—	—	491,043
PF Global Absolute Return	(5,503,971)	221,729	—	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2017 and capital loss carryover from prior years utilized during the year ended March 31, 2017:

					Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized or Expired During the Year Ended March 31, 2017
	Net Capital Loss Carryover Expiring In		Unlimited Period of Net Capital Loss Carryover
Fund	2018	2019	Short-Term	Long-Term
PF Inflation Managed	$—	$—	($936,985)	($7,991,261)	($8,928,246)	$662,993
PF Short Duration Bond	—	—	(814,448)	(1,335,299)	(2,149,747)	64,293
PF Emerging Markets Debt	—	—	(2,742,221)	(4,655,879)	(7,398,100)	327,258
PF Developing Growth	—	—	(2,215,588)	—	(2,215,588)	—
PF Mid-Cap Value	—	—	(620,529)	—	(620,529)	5,045,090
PF Small-Cap Value	—	—	—	—	—	2,068,574
PF Emerging Markets	—	—	(9,376,239)	(13,610,750)	(22,986,989)	—
PF International Large-Cap	—	(58,376)	(6,013,461)	(6,130,412)	(12,202,249)	—
PF International Value	(38,541,418)	—	(10,496,113)	(3,724,072)	(52,761,603)	5,634,042
PF Currency Strategies	—	—	—	—	—	1,853
PF Equity Long/Short	—	—	—	—	—	6,242,730
PF Global Absolute Return	—	—	(1,546,750)	(3,957,221)	(5,503,971)	1,941,299

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2017, were as follows:

				Net
Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Unrealized Appreciation (Depreciation) on Investments
PF Inflation Managed	$17,068,865	$238,184	($655,547)	($417,363)
PF Managed Bond	950,803,523	23,897,277	(29,238,305)	(5,341,028)
PF Short Duration Bond	168,952,268	385,042	(471,098)	(86,056)
PF Emerging Markets Debt	40,479,318	2,088,377	(1,434,215)	654,162
PF Comstock	121,949,133	67,805,558	(6,263,550)	61,542,008
PF Developing Growth	7,362,636	1,750,007	(289,449)	1,460,558
PF Growth	92,416,644	43,368,801	(802,519)	42,566,282
PF Large-Cap Growth	63,540,446	26,174,526	(430,024)	25,744,502
PF Large-Cap Value	279,276,018	155,958,630	(5,525,276)	150,433,354
PF Main Street Core	230,689,471	73,669,500	(2,119,307)	71,550,193
PF Mid-Cap Equity	54,345,413	13,985,176	(1,910,161)	12,075,015
PF Mid-Cap Growth	11,471,948	3,730,135	(629,385)	3,100,750
PF Mid-Cap Value	171,021,195	29,029,381	(3,077,335)	25,952,046
PF Small-Cap Value	94,954,210	26,954,000	(3,326,196)	23,627,804
PF Emerging Markets	157,256,229	52,051,634	(9,126,390)	42,925,244
PF International Large-Cap	117,655,007	73,701,926	(15,798,261)	57,903,665
PF International Small-Cap	36,892,736	8,816,668	(3,024,277)	5,792,391
PF International Value	151,147,541	36,337,174	(14,167,942)	22,169,232
PF Real Estate	24,125,400	16,212,905	(1,382,819)	14,830,086
PF Currency Strategies	87,681,955	63,901	(1,274,410)	(1,210,509)
PF Equity Long/Short	52,967,170	—	(5,412)	(5,412)
PF Global Absolute Return	84,017,526	5,031,329	(5,307,104)	(275,775)

(1)	The difference between tax cost of investments on tax basis and total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, straddle loss deferrals, partnerships, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2013.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the year or period ended March 31, 2017 and 2016, were as follows:

	For the Year Ended March 31, 2017			For the Year or Period Ended March 31, 2016
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Managed Bond	$18,708,744	$2,559,495	$21,268,239	$20,008,630	$4,606,718	$24,615,348
PF Short Duration Bond	1,142,148	—	1,142,148	1,592,671	—	1,592,671
PF Emerging Markets Debt	5,017,945	—	5,017,945	112,217	—	112,217
PF Comstock	5,621,099	14,174,732	19,795,831	5,679,637	25,998,618	31,678,255
PF Developing Growth	—	—	—	—	6,615,823	6,615,823
PF Growth	123,468	2,855,020	2,978,488	616,981	5,369,917	5,986,898
PF Large-Cap Growth	115,659	7,119,224	7,234,883	201,555	18,902,503	19,104,058
PF Large-Cap Value	5,153,645	8,128,566	13,282,211	5,763,319	22,737,270	28,500,589
PF Main Street Core	3,737,963	1,319,560	5,057,523	4,155,658	33,983,130	38,138,788
PF Mid-Cap Equity	1,195,977	11,955,102	13,151,079	2,181,564	14,049,077	16,230,641
PF Mid-Cap Growth	197,631	1,592,480	1,790,111	998,612	4,719,142	5,717,754
PF Mid-Cap Value	1,924,546	—	1,924,546	1,349,467	—	1,349,467
PF Small Cap Value	734,079	4,444,005	5,178,084	874,674	537,129	1,411,803
PF Emerging Markets	855,663	—	855,663	1,160,519	—	1,160,519
PF International Large-Cap	4,537,465	—	4,537,465	2,882,307	—	2,882,307
PF International Small-Cap	1,650,584	2,548,172	4,198,756	5,099,402	40,950	5,140,352
PF International Value	5,468,588	—	5,468,588	2,279,281	—	2,279,281
PF Real Estate	1,436,187	2,839,005	4,275,192	1,010,714	4,842,696	5,853,410
PF Currency Strategies	9,020,435	145	9,020,580	2,682,631	—	2,682,631
PF Equity Long/Short	12,227,818	—	12,227,818	23,876,574	—	23,876,574
PF Global Absolute Return	3,029,841	—	3,029,841	11,762,214	—	11,762,214

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2017, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2017. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, expiration of capital loss carryforwards, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Inflation Managed	($41)	($902,754)	$902,795
PF Managed Bond	—	(7,012,076)	7,012,076
PF Short Duration Bond	—	147,801	(147,801)
PF Emerging Markets Debt	(910,135)	2,056,857	(1,146,722)
PF Comstock	—	664,950	(664,950)
PF Developing Growth	(91,417)	91,417	—
PF Growth	—	(163)	163
PF Large-Cap Growth	(133,086)	132,801	285
PF Large-Cap Value	—	(2,194)	2,194
PF Main Street Core	—	126,031	(126,031)
PF Mid-Cap Equity	(1)	92,098	(92,097)
PF Mid-Cap Growth	—	(56,563)	56,563
PF Mid-Cap Value	—	(8,072)	8,072
PF Small-Cap Value	—	(4,436)	4,436
PF Emerging Markets	—	(353,169)	353,169
PF International Large-Cap	—	112,790	(112,790)
PF International Small-Cap	41	753,184	(753,225)
PF International Value	(5,634,042)	1,912,293	3,721,749
PF Real Estate	—	567,123	(567,123)
PF Currency Strategies	—	4,934,162	(4,934,162)
PF Equity Long/Short	(2,749)	2,771,223	(2,768,474)
PF Global Absolute Return	4	(4,814,364)	4,814,360

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2017 and 2016, were as follows:

	Year ended 3/31/2017	Year ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund
Class P
Shares sold	212,291	529,328	48,765,280	1,353,242	16,371,096	216,521	397,378	1,121,307
Dividends and distributions reinvested	—	—	2,027,034	2,353,699	116,190	163,183	566,999	13,186
Shares repurchased	(4,719,640)	(8,881,939)	(21,078,348)	(22,053,308)	(7,244,313)	(13,983,370)	(8,262,837)	(7,522,550)
Net increase (decrease)	(4,507,349)	(8,352,611)	29,713,966	(18,346,367)	9,242,973	(13,603,666)	(7,298,460)	(6,388,057)
Beginning shares outstanding	5,980,057	14,332,668	39,876,878	58,223,245	7,716,496	21,320,162	11,834,654	18,222,711
Ending shares outstanding	1,472,708	5,980,057	69,590,844	39,876,878	16,959,469	7,716,496	4,536,194	11,834,654

	PF Comstock Fund		PF Developing Growth Fund		PF Growth Fund		PF Large-Cap Growth Fund
Class P
Shares sold	1,089,132	1,053,523	45,794	955,583	1,809,855	631,559	1,606,265	1,585,938
Dividends and distributions reinvested	1,306,982	2,166,055	—	581,867	154,733	306,430	781,305	1,912,318
Shares repurchased	(5,871,196)	(3,289,789)	(3,587,084)	(2,886,893)	(2,031,652)	(2,078,022)	(9,904,922)	(5,760,996)
Net increase (decrease)	(3,475,082)	(70,211)	(3,541,290)	(1,349,443)	(67,064)	(1,140,033)	(7,517,352)	(2,262,740)
Beginning shares outstanding	15,726,515	15,796,726	4,306,785	5,656,228	6,521,071	7,661,104	16,338,345	18,601,085
Ending shares outstanding	12,251,433	15,726,515	765,495	4,306,785	6,454,007	6,521,071	8,820,993	16,338,345

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year ended 3/31/2017	Year/ Period ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016	Year ended 3/31/2017	Year ended 3/31/2016

	PF Large-Cap Value Fund		PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
Class P
Shares sold	10,543,796	1,514,235	8,070,710	1,526,901	44,366	176,662	52,568	232,916
Dividends and distributions reinvested	821,920	1,883,192	379,534	3,070,189	1,221,074	1,485,419	257,408	784,387
Shares repurchased	(5,549,767)	(4,029,243)	(4,381,264)	(6,181,220)	(11,212,725)	(3,668,440)	(6,539,913)	(2,620,937)
Net increase (decrease)	5,815,949	(631,816)	4,068,980	(1,584,130)	(9,947,285)	(2,006,359)	(6,229,937)	(1,603,634)
Beginning shares outstanding	20,298,106	20,929,922	17,404,530	18,988,660	15,949,943	17,956,302	8,266,664	9,870,298
Ending shares outstanding	26,114,055	20,298,106	21,473,510	17,404,530	6,002,658	15,949,943	2,036,727	8,266,664

	PF Mid-Cap Value Fund (1)		PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund
Class P
Shares sold	4,079,687	27,356,653	441,887	7,078,218	10,860,424	3,973,956	1,191,261	7,804,302
Dividends and distributions reinvested	172,915	136,724	414,942	139,247	69,509	98,017	271,867	165,080
Shares repurchased	(13,002,500)	(1,680,356)	(10,701,711)	(1,509,454)	(6,169,058)	(4,482,663)	(9,111,650)	(2,545,885)
Net increase (decrease)	(8,749,898)	25,813,021	(9,844,882)	5,708,011	4,760,875	(410,690)	(7,648,522)	5,423,497
Beginning shares outstanding	25,813,021	—	19,654,206	13,946,195	9,767,475	10,178,165	17,363,206	11,939,709
Ending shares outstanding	17,063,123	25,813,021	9,809,324	19,654,206	14,528,350	9,767,475	9,714,684	17,363,206

	PF International Small-Cap Fund		PF International Value Fund		PF Real Estate Fund		PF Currency Strategies Fund
Class P
Shares sold	555,237	859,937	9,099,961	4,197,745	719,019	1,443,867	2,855,605	700,085
Dividends and distributions reinvested	428,783	489,907	630,748	255,812	283,287	389,036	977,311	276,560
Shares repurchased	(8,453,326)	(1,730,909)	(7,837,956)	(2,592,437)	(2,810,469)	(343,952)	(7,628,910)	(6,841,081)
Net increase (decrease)	(7,469,306)	(381,065)	1,892,753	1,861,120	(1,808,163)	1,488,951	(3,795,994)	(5,864,436)
Beginning shares outstanding	11,547,060	11,928,125	16,867,284	15,006,164	4,421,709	2,932,758	13,048,179	18,912,615
Ending shares outstanding	4,077,754	11,547,060	18,760,037	16,867,284	2,613,546	4,421,709	9,252,185	13,048,179

	PF Equity Long/Short Fund (2)		PF Global Absolute Return Fund
Class P
Shares sold	446,920	16,656,601	3,568,009	2,777,907
Dividends and distributions reinvested	1,289,854	2,359,345	331,130	1,285,488
Shares repurchased	(10,718,954)	(2,768,069)	(8,963,140)	(7,192,608)
Net increase (decrease)	(8,982,180)	16,247,877	(5,064,001)	(3,129,213)
Beginning shares outstanding	16,247,877	—	14,584,126	17,713,339
Ending shares outstanding	7,265,697	16,247,877	9,520,125	14,584,126

(1)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.
(2)	PF Equity Long/Short Fund commenced operations on April 27, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Comstock Fund, PF Developing Growth Fund (formerly PF Small-Cap Growth Fund), PF Growth Fund, PF Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Main Street® Core Fund, PF Mid-Cap Equity Fund, PF Mid-Cap Growth Fund, PF Mid-Cap Value Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Real Estate Fund, PF Currency Strategies Fund, PF Equity Long/Short Fund, and PF Global Absolute Return Fund (collectively the “Funds”) (twenty-two of forty funds comprising Pacific Funds Series Trust) as of March 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to PF Mid-Cap Value Fund, for the year ended March 31, 2017 and for the period from July 29, 2015 (commencement of operations) through March 31, 2016; as to PF Equity Long/Short Fund, for the year ended March 31, 2017 and for the period from April 27, 2015 (commencement of operations) through March 31, 2016), the statement of cash flows for the year then ended for the PF Inflation Managed Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2017, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2017, and the results of their operations, the changes in their net assets, the cash flows for the PF Inflation Managed Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 25, 2017

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2017 is as follows:

Fund	Percentage
PF Comstock	75.24%
PF Growth	100.00%
PF Large-Cap Growth	100.00%
PF Large-Cap Value	100.00%
PF Main Street Core	94.90%
PF Mid-Cap Equity	80.01%
PF Mid-Cap Growth	100.00%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	7.54%
PF International Large-Cap	3.67%
PF Real Estate	4.15%

For the year ended March 31, 2017 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Comstock	90.31%
PF Growth	100.00%
PF Large-Cap Growth	100.00%
PF Large-Cap Value	100.00%
PF Main Street Core	98.87%
PF Mid-Cap Equity	80.71%
PF Mid-Cap Growth	100.00%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	100.00%
PF International Large-Cap	100.00%
PF International Small-Cap	96.96%
PF International Value	100.00%
PF Real Estate	5.30%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2018. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2017. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Managed Bond	$2,559,495
PF Comstock	14,174,732
PF Growth	4,008,071
PF Large-Cap Growth	18,629,180
PF Large-Cap Value	8,128,566
PF Main Street Core	11,284,146
PF Mid-Cap Equity	17,433,260
PF Mid-Cap Growth	1,980,518
PF Small-Cap Value	13,824,701
PF International Small-Cap	3,416,642
PF Real Estate	5,018,644
PF Equity Long/Short	2,616,453

F-1

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2016 to March 31, 2017.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/17” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/16-03/31/17” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2016 to March 31, 2017.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/16-03/31/17.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
PF Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$994.40	0.86%	$4.28

Hypothetical
Class P	$1,000.00	$1,020.64	0.86%	$4.33
PF Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$992.90	0.56%	$2.78

Hypothetical
Class P	$1,000.00	$1,022.14	0.56%	$2.82
PF Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,000.40	0.55%	$2.74

Hypothetical
Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$1,025.40	0.94%	$4.75

Hypothetical
Class P	$1,000.00	$1,020.24	0.94%	$4.73
PF Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,121.50	0.89%	$4.71

Hypothetical
Class P	$1,000.00	$1,020.49	0.89%	$4.48
PF Developing Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,039.80	0.75%	$3.81

Hypothetical
Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,078.30	0.70%	$3.63

Hypothetical
Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,071.10	0.86%	$4.44

Hypothetical
Class P	$1,000.00	$1,020.64	0.86%	$4.33
PF Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,116.40	0.80%	$4.22

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,104.80	0.60%	$3.15

Hypothetical
Class P	$1,000.00	$1,021.94	0.60%	$3.02

See explanation of references on page F-3

F-2

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
PF Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,132.60	0.80%	$4.25

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,064.80	0.83%	$4.27

Hypothetical
Class P	$1,000.00	$1,020.79	0.83%	$4.18
PF Mid-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,098.50	0.90%	$4.71

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,132.60	0.90%	$4.79

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,047.00	0.95%	$4.85

Hypothetical
Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,057.80	1.00%	$5.13

Hypothetical
Class P	$1,000.00	$1,019.95	1.00%	$5.04
PF International Small-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,067.80	1.10%	$5.67

Hypothetical
Class P	$1,000.00	$1,019.45	1.10%	$5.54
PF International Value Fund
Actual Fund Return
Class P	$1,000.00	$1,110.30	0.80%	$4.21

Hypothetical
Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$971.80	1.05%	$5.16

Hypothetical
Class P	$1,000.00	$1,019.70	1.05%	$5.29
PF Currency Strategies Fund
Actual Fund Return
Class P	$1,000.00	$1,030.30	0.90%	$4.56

Hypothetical
Class P	$1,000.00	$1,020.44	0.90%	$4.53

	Beginning Account Value at 10/01/16	Ending Account Value at 03/31/17	Annualized Expense Ratio	Expenses Paid During the Period 10/01/16 - 03/31/17 (1)
PF Equity Long/Short Fund
Actual Fund Return
Class P	$1,000.00	$1,093.80	1.27%	$6.63

Hypothetical
Class P	$1,000.00	$1,018.60	1.27%	$6.39
PF Global Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$1,001.50	1.10%	$5.49

Hypothetical
Class P	$1,000.00	$1,019.45	1.10%	$5.54

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.	97

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.	97

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.	97

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	97

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	97

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	97

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	97

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	97

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	97

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 6/01 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (4/96 to 9/15; 12/16 to present) of Pacific Select Fund.	97

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	97

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	97

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	97

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	97

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12), and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	97

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	97

Trevor T. Smith Year of birth 1975	Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Assistant Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.	97

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2017, the “Fund Complex” consisted of Pacific Select Fund (57 funds) and Pacific Funds (40 funds).

F-6

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 14, 2016.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management

1	At the December 14th meeting, the Board did not consider the continuance of the Advisory Agreement and Sub-Advisory Agreement relating to Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth, as those agreements were not up for renewal at that time.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at “approximate cost” for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools to further enhance the asset allocation and Sub-Adviser research processes. In this regard, the Trustees also considered the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring by PLFA.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. The Trustees considered that PLFA had recently engaged an independent consultant to review PLFA’s asset allocation process. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2016, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Comstock Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style, that over longer periods of time the style has provided attractive returns, and that recent performance has improved. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Equity Long/Short Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the second quintile for the five-year period.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PF Mid-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the fifth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the three-year underperformance is primarily attributable to the Sub-Adviser’s investment style (particularly its focus on high quality companies with attractive valuations) and security selection in 2015, that performance in 2014 and 2016 has been competitive, and that PLFA will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Mid-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy, and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the first quintile for the ten-year period.

PF Emerging Markets Debt Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

PF International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to security selection in 2016 and that longer-term performance remains strong, that recent performance has significantly improved, and that PLFA will continue to closely monitor the Fund’s performance.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF International Small-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered that PLFA had advised that the one- and three-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection. The Board considered that more recent performance has improved, but that in light of longer-term performance issues and the pending retirement of the Fund’s portfolio manager, PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

Pacific Funds Diversified Alternatives

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

PF Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period.

Pacific Funds High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014 and 2015, that recent performance has materially improved and that PLFA has no material concerns regarding the performance of the Fund but will continue to closely monitor the Fund’s performance.

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

PF Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to the duration of the Fund’s portfolio as well as security and sector selection. The Board also took into account that the Fund’s investment strategy is somewhat unique, and that it is difficult to find an appropriate peer group of funds with similar investment styles. The Board considered that the Fund only has a three-year performance record and that PLFA will continue to closely monitor the Fund’s performance.

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating performance of the Fund, the Board considered that PLFA had advised that the one-, three- and five-year underperformance is primarily attributable to the Sub-Adviser’s investment style and that the strategy should outperform in a more “risk-off” environment. The Board further considered that PLFA does not have material concerns with the Fund but will continue to monitor the Fund’s performance. The Board also considered that PLFA believes that the style issues are transitory and are the result of particular market conditions, and that PLFA is still committed to the style for the long term.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and first quintile for the three-year period.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its custom benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and in the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three-, five- and ten-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the five- and ten-year underperformance is primarily attributable to an allocation to alternative asset classes and emerging markets, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) performed in line with its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the three- and five-year underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, and that recent performance has significantly improved. The Board also considered that PLFA had made certain adjustments to the Fund’s asset allocations, which had contributed positively to performance, and noted that PLFA will continue to monitor the Fund’s performance.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

PF Mid-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Expense Peer Group. The Trustees noted that, while the Fund’s advisory fee is in the fourth quintile of its Selected Expense Peer Group, the fee is only slightly higher (by 0.04%) than the median advisory fee rate of the funds in this group.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that PLFA had advised that Operating Expenses have increased due to a decrease in Fund assets, and that if Fund assets increase these expenses will decrease accordingly.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees further noted that the Independent Trustees had negotiated an additional fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees also considered that PLFA has determined to increase the Fund’s expense cap for certain share classes effective December 30, 2016 through July 31, 2018.

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2017 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees noted that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

F-18

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees further noted that PLFA has agreed to reduce its own fees as assets grow through advisory fee waivers effective through July 31, 2017 for the pertinent Asset Allocation Funds and PAM Managed Funds. The Trustees considered that these advisory fee waivers will effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share future economies of scale that PLFA believes it will attain.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

F-19

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-21

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal years ended March 31, 2017 and 2016 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $860,335 and $908,646, respectively.

Audit-Related Fees

(b)	There were no aggregate fees billed for the fiscal years ended March 31, 2017 and 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed for the fiscal years ended March 31, 2017 and 2016 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $175,975 and $171,570, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2017 and 2016 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)	Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.	Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)	De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.	Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2017 and 2016 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $527,219 and $1,019,822, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date: June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date: June 5, 2017

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date: June 5, 2017